'33 Act File No. 333-40455
                                                      '40 Act File No. 811-08495

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]


Post-Effective Amendment No. 95                                     [X]


                                     and or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No. 96                                                    [X]


                        (Check appropriate box or boxes)

                             NATIONWIDE MUTUAL FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300

                        Send Copies of Communications to:

ALLAN J. OSTER, ESQ.                     BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000              STRADLEY RONON STEVENS & YOUNG, LLP
CONSHOHOCKEN, PENNSYLVANIA 19428         2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)  PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on February 28, 2008 pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on [date] pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on [date] pursuant to paragraph (a)(2) of rule 485.

         If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Concept Series


Fund Prospectus
February 28, 2008

Nationwide Micro Cap Equity Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class A                                  GMEAX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class B                                  GMEBX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class C                                  GMECX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Class R                                  GMERX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Institutional Class                      GMEIX
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund Institutional Service Class              GMESX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

 3              KEY TERMS

 4              SECTION 1: FUND SUMMARY
                   AND PERFORMANCE
                Nationwide Micro Cap Equity Fund

 8              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

 9              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Subadviser
                Management Fees
                Portfolio Management
                Multi-Manager Structure

10              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

22              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and Other
                   Tax-Deferred Accounts
                Backup Withholding

24              SECTION 6: FINANCIAL HIGHLIGHTS

                                                              CONCEPT SERIES | 1

--------------------------------------------------------------------------------

Concept Series

INTRODUCTION TO THE CONCEPT SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT ONE FUND (THE "FUND"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Micro Cap Equity Fund


THE FUND IS PRIMARILY INTENDED:


o to offer a selected investment option using more aggressive equity approaches.

The Fund uses investment strategies that may involve substantially higher risks and greater volatility than most mutual funds and are not appropriate for all investors. To decide if this Fund is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.


The following section summarizes key information about the Fund, including information regarding its investment objective, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS OBJECTIVE OR THAT ITS PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

The Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

The Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund Summary.


The Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Fund's investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for the Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | CONCEPT SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MICRO-CAP COMPANIES - small companies whose market capitalization is similar to those of companies included in the Russell Microcap Growth(TM) Index, ranging from $15 million to $1.6 billion as of December 31, 2007. Micro-cap companies are substantially smaller than companies included in the Standard & Poor's 500(R) Index.


                                                              CONCEPT SERIES | 3

SECTION 1 NATIONWIDE MICRO CAP EQUITY FUND SUMMARY AND PERFORMANCE


OBJECTIVE


The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net asset in EQUITY SECURITIES issued by very small companies considered to be MICRO-CAP COMPANIES as of the time of investment. The Fund generally holds between 50 and 100 securities.

The Fund focuses on small, undiscovered, emerging growth companies, seeking to provide investors with potentially higher returns than would be achieved by investing primarily in larger, more established companies. Since micro-cap companies are generally not as well known and have less of an institutional following than larger companies, they may provide opportunities for higher returns due to inefficiencies in the marketplace.


In analyzing specific companies for possible investment, the Fund's subadviser ordinarily looks for several of the following characteristics:


o     above average earnings growth;

o     attractive valuation;

o     development of new products, technologies or markets;

o     high quality balance sheet and

o     strong management team.


Although the Fund's subadviser looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.

The Fund's subadviser may sell a particular security based on the following criteria:


o     changes in company fundamentals;

o     weak company management;

o     opportunity to purchase other, more attractively priced stocks;

o     MARKET CAPITALIZATION of twice the portfolio's buying range or

o     weakening financial stability.

The Fund is not required to sell a security that has appreciated beyond the micro-cap range, but it typically will do so.

The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund and what impact, if any, they will have on the Fund's performance.

NFA has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

MICRO-CAP RISK - in general, stocks of smaller companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger company securities or the market overall. These risks may be more significant for investments in small companies that would be considered to be micro-cap companies. Micro-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a micro-cap company may lose substantial value. INVESTING IN MICRO-CAP COMPANIES REQUIRES A LONGER TERM INVESTMENT VIEW AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Microcap(TM) Growth Index or other funds with similar investment objectives and strategies.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


If the value of the Fund's investments goes down, you may lose money.


4 | CONCEPT SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. The performance of micro-cap stocks may be volatile; therefore, the Fund's annual total returns may vary considerably from one period to the next. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 2003       2004       2005       2006       2007
---------------------------------------------------
93.06%     31.72%     -0.14%     13.91%     -5.35%


BEST QUARTER: 32.64% - 2ND QTR OF 2003
WORST QUARTER: -9.56% - 1ST QTR OF 2005


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                            1 YEAR    5 YEARS   (JUNE 27, 2002)
--------------------------------------------------------------------------------
Class A shares - Before Taxes              -10.79%     20.89%         16.70%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                        -13.76%     18.29%         14.43%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares        -3.07%     17.98%         14.29%
--------------------------------------------------------------------------------
Class B shares - Before Taxes               -9.62%     21.24%         17.00%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)            -6.80%     21.45%         17.11%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)            -5.70%     21.83%         17.44%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                             -5.11%     22.65%         18.26%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                             -5.11%     22.65%         18.26%
--------------------------------------------------------------------------------
Russell Microcap Growth Index(4)            -2.68%     15.18%         10.67%(5)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.

(4) The Russell Microcap Growth Index is an unmanaged index that provides a measurement of the performance of the micro-cap growth segment of the U.S. equity market, such as micro-cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(5) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since June 30, 2002.


                                                              CONCEPT SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


                                                                                                      INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                       SERVICE        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES   CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None            None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)        None(3)         5.00%(4)        1.00%(5)        None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)             2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                              1.26%           1.26%           1.26%           1.26%           1.26%          1.26%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to
cover the cost of sales, promotions
and other distribution activities,
as well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%           0.50%           None           None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                     0.26%           0.24%           0.24%           0.44%           0.24%          0.24%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(8)                           1.77%           2.50%           2.50%           2.20%           1.50%          1.50%
----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.65% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 2.00% for Class A shares, 2.45% for Class R shares and 1.75% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limitation.


6 | CONCEPT SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  745   $ 1,100   $ 1,479   $  2,539
--------------------------------------------------------------------------------
Class B shares                               753     1,079     1,531      2,573
--------------------------------------------------------------------------------
Class C shares                               353       779     1,331      2,836
--------------------------------------------------------------------------------
Class R shares                               223       688     1,180      2,534
--------------------------------------------------------------------------------
Institutional Service Class shares           153       474       818      1,791
--------------------------------------------------------------------------------
Institutional Class shares                   153       474       818      1,791
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $ 253     $ 779   $ 1,331    $ 2,573
--------------------------------------------------------------------------------
Class C shares                               253       779     1,331      2,836
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                              CONCEPT SERIES | 7

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - The Fund could lose value if the individual stocks in which it has invested (or, convertible securities linked to such stocks) and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

FLOATING-RATE AND VARIABLE-RATE SECURITIES RISK - The Fund's investment in floating-rate or variable-rate securities is subject to interest rate risk like other debt securities. Because they may be callable, these bonds are also subject to the risk that the Fund will be repaid prior to the stated maturity and that the repaid principal will be reinvested at a lower interest rate, reducing the Fund's income. Floating- and variable-rate securities have interest rates that change periodically.


REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default of prepayment risk.

WHEN-ISSUED SECURITIES RISK - the risk of the value of a security falling between the time the Fund commits to buy it and the payment date. If this occurs, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market interest rates will increase before the time the security is delivered, so that the yield on the security may be lower than the yield available on other, comparable securities at the time of delivery.


PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - The Fund generally will be invested fully in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S.government securities;

o certificates of deposit, bankers'acceptances and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents the Fund from fully pursuing its investment objective and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Fund's principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


The Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.


8 | CONCEPT SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


NorthPointe Capital LLC ("NorthPointe), 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, is the subadviser to the Fund. Subject to the supervision of NFA and Board of Trustees, NorthPointe manages the Fund's assets in accordance with the Fund's investment objective and strategies. NorthPointe makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.


MANAGEMENT FEES


The Fund pays NFA a management fee based on its average daily net assets. The total aggregate management fee paid by the Fund for the fiscal year ended October 31, 2007, expressed as a percentage of average daily net assets and taking into account any applicable waivers, was 1.26%. NFA pays NorthPointe from the management fee it receives.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund's semi-annual report to shareholders, which will cover the period ending April 30, 2008.

PORTFOLIO MANAGEMENT


NATIONWIDE MICRO CAP EQUITY FUND


Carl P. Wilk, CFP, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Wilk joined NorthPointe in April 2002.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Fund greater flexibility and enables it to operate more efficiently.


The Adviser performs the following oversight and evaluation services to the
Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and


o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


                                                              CONCEPT SERIES | 9

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------


The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                            portion of your initial investment goes
                                       toward the sales charge and is not
                                       invested.

Contingent deferred                  Reduction and waivers of sales charges
sales charge (CDSC)(1)                 may be available.

Annual service and/or                Total annual operating expenses are lower
12b-1 fee of 0.25%                     than Class B and Class C expenses,
Administrative services                which means higher dividends and/or
fee up to 0.25%                        net asset value ("NAV") per share.

                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines 1% in most years to
                                       zero after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                     than Class A expenses, which means
No administrative                      lower dividends and/or NAV per share.
services fee
                                     Automatic conversion to Class A shares
                                       after seven years, which means lower
                                       annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                        Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                     than Class A expenses, which means
No administrative                      lower dividends and/or NAV per share.
services fee
                                     No conversion feature.

                                     Maximum investment amount of
                                       $1,000,000(2). Larger investments may be
                                       rejected.
--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


10 | CONCEPT SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                   NET AMOUNT     COMMISSION AS
AMOUNT OF                          OFFERING          INVESTED     PERCENTAGE OF
PURCHASE                              PRICE   (APPROXIMATELY)    OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000                     5.75%             6.10%             5.00%
-------------------------------------------------------------------------------
$50,000 to $99,999                    4.75              4.99              4.00
-------------------------------------------------------------------------------
$100,000 to $249,999                  3.50              3.63              3.00
-------------------------------------------------------------------------------
$250,000 to $499,999                  2.50              2.56              2.00
-------------------------------------------------------------------------------
$500,000 to $999,999                  2.00              2.04              1.75
-------------------------------------------------------------------------------
$1 million or more                    None              None              None*
-------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                                             CONCEPT SERIES | 11

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

--------------------------------------------------------------------------------
PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES


--------------------------------------------------------------------------------
AMOUNT OF                              $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                            TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If redeemed within                      18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              1.00%            0.50%         0.25%
--------------------------------------------------------------------------------


Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------
CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


12 | CONCEPT SERIES

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------
CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

                                                             CONCEPT SERIES | 13

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Fund's assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either
                                  a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Fund will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG and not from the Fund's assets, the amount of any revenue sharing payments is determined by NFG.


14 | CONCEPT SERIES

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.


Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                                             CONCEPT SERIES | 15

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Fund's transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of the Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND           DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE SALE OF SHARES AT ANY TIME.                                     ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.

-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase,
and redemption orders for the Fund. Your transaction is             exchange and redemption orders for the Fund. Your
processed at the NAV next calculated after the Fund's agent or      transaction is processed at the NAV next calculated after the
an authorized intermediary receives your order in proper form.      Fund's agent or an authorized intermediary receives your
                                                                    order in proper form.

-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.

-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Fund        unless you decline this option on your application. The Fund
follows procedures to confirm that telephone instructions are       follows procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage
expense that results from executing such instructions. The          or expense that results from executing such instructions. The
Fund may revoke telephone privileges at any time, without           Funds may revoke telephone privileges at any time, without
notice to shareholders.                                             notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Fund may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Fund may discontinue on-line                  Funds' website. However, the Fund may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.

-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Fund can wire the proceeds of your
funds wire to the Fund's custodian bank. (The authorization         redemption directly to your account at a commercial bank. A
will be in effect unless you give the Fund written notice of        voided check must be attached to your application. (The
its termination.)                                                   authorization will be in effect unless you give the Fund
                                                                    written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds typically will be wired to your bank on
      and arrange to fax your completed application.                      the next business day after your order has been
                                                                          processed.

o     your bank may charge a fee to wire funds.                     o     Nationwide Funds deducts a $20 service fee from the
                                                                          redemption proceeds for this service.
o     the wire must be received by 4:00 p.m. in order to receive
      the current day's NAV.                                        o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Fund written notice of its termination.)
the Funds written notice of its termination.)

                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans
their administrators wishing to conduct transactions should         or their administrators wishing to conduct transactions
call our toll-free number. Eligible entities or individuals         should call our toll-free number. Eligible entities or
wishing to conduct transactions in Institutional Service Class      individuals wishing to conduct transactions in Institutional
or Institutional Class shares should call our toll-free number.     Service Class or Institutional Class shares should call our toll-free number.


16 | CONCEPT SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund's NAV. The Valuation Procedures provide that the Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund's NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------

THE FUND DOES NOT CALCULATE NAV ON DAYS WHEN THE NEW YORK STOCK EXCHANGE IS CLOSED.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents'Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 17

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                                        $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50

--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------
CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.

o The Fund reserves the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of the Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

18 | CONCEPT SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 19

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING


The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Fund:

MONITORING OF TRADING ACTIVITY


The Fund, through the Adviser and its agents, monitors selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever the Fund is able to identify short-term trades and/or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of the Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Fund has fair value pricing procedures in place, as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

20 | CONCEPT SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. This exchange/redemption fee is in addition to any CDSC that may be applicable at the time of redemption. If you exchange assets into a Fund with a exchange/redemption fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these Funds into another Nationwide Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund               2.00%                90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                               2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                   2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                 2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                     2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                         2.00%                 7
--------------------------------------------------------------------------------


                                                             CONCEPT SERIES | 21

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification


22 | CONCEPT SERIES
requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

                                                             CONCEPT SERIES | 23

SECTION 6 NATIONWIDE MICRO CAP EQUITY FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Fund's financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                           NET ASSET          NET           AND
                                              VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                           BEGINNING       INCOME      GAINS ON   INVESTMENT
                                           OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $ 8.64       (0.02)          7.29         7.27
Year Ended October 31, 2004                   $15.91       (0.18)          3.81         3.63
Year Ended October 31, 2005                   $19.56       (0.34)          2.63         2.29
Year Ended October 31, 2006                   $21.47       (0.27)          4.22         3.95
Year Ended October 31, 2007 (h)               $24.01       (0.24)          1.33         1.09
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $ 8.61       (0.06)          7.19         7.13
Year Ended October 31, 2004                   $15.74       (0.26)          3.72         3.46
Year Ended October 31, 2005                   $19.22       (0.46)          2.55         2.09
Year Ended October 31, 2006                   $20.93       (0.43)          4.12         3.69
Year Ended October 31, 2007 (h)               $23.21       (0.36)          1.25         0.89
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   $ 8.61       (0.05)          7.20         7.15
Year Ended October 31, 2004                   $15.76       (0.24)          3.70         3.46
Year Ended October 31, 2005                   $19.24       (0.47)          2.56         2.09
Year Ended October 31, 2006                   $20.95       (0.41)          4.10         3.69
Year Ended October 31, 2007 (h)               $23.23       (0.36)          1.26         0.90
--------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             $17.38       (0.27)          2.14         1.87
Year Ended October 31, 2005                   $19.27       (0.29)          2.53         2.24
Year Ended October 31, 2006                   $21.13       (0.32)          4.13         3.81
Year Ended October 31, 2007 (h)               $23.53       (0.27)          1.24         0.97
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
                                                NET                                 NET ASSET
                                           REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                              GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   --              --              --      $ 15.91          84.14%
Year Ended October 31, 2004                     (g)             (g)         0.02      $ 19.56          22.96%
Year Ended October 31, 2005                (0.40)          (0.40)           0.02      $ 21.47          11.69%
Year Ended October 31, 2006                (1.41)          (1.41)             --      $ 24.01          19.19%
Year Ended October 31, 2007 (h)            (5.98)          (5.98)             --      $ 19.12           5.84%
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   --              --              --      $ 15.74          82.81%
Year Ended October 31, 2004                     (g)             (g)         0.02      $ 19.22          22.13%
Year Ended October 31, 2005                (0.40)          (0.40)           0.02      $ 20.93          10.84%
Year Ended October 31, 2006                (1.41)          (1.41)             --      $ 23.21          18.41%
Year Ended October 31, 2007 (h)            (5.98)          (5.98)             --      $ 18.12           5.00%
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   --              --              --      $ 15.76          83.04%
Year Ended October 31, 2004                     (g)             (g)         0.02      $ 19.24          22.10%
Year Ended October 31, 2005                (0.40)          (0.40)           0.02      $ 20.95          10.83%
Year Ended October 31, 2006                (1.41)          (1.41)             --      $ 23.23          18.39%
Year Ended October 31, 2007 (h)            (5.98)          (5.98)             --      $ 18.15           5.06%
-------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)               (g)             (g)         0.02      $ 19.27          10.89%
Year Ended October 31, 2005                (0.40)          (0.40)           0.02      $ 21.13          11.61%
Year Ended October 31, 2006                (1.41)          (1.41)             --      $ 23.53          18.87%
Year Ended October 31, 2007 (h)            (5.98)          (5.98)             --      $ 18.52           5.34%
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF NET
                                                                                             RATIO OF      INVESTMENT
                                                                         RATIO OF NET        EXPENSES   INCOME (LOSS)
                                                                           INVESTMENT       (PRIOR TO       (PRIOR TO
                                           NET ASSETS         RATIO OF         INCOME      REIMBURSE-      REIMBURSE-
                                            AT END OF         EXPENSES      (LOSS) TO       MENTS) TO       MENTS) TO
                                               PERIOD       TO AVERAGE    AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                               (000S)   NET ASSETS (c)     ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  $ 17,023            1.82%        (1.32%)           2.26%         (1.76%)       104.50%
Year Ended October 31, 2004                  $ 74,983            1.81%        (1.35%)           1.82%         (1.37%)       107.36%
Year Ended October 31, 2005                  $ 68,375            1.86%        (1.31%)           1.87%         (1.32%)       108.54%
Year Ended October 31, 2006                  $ 57,257            1.85%        (1.00%)           1.88%         (1.03%)        95.53%
Year Ended October 31, 2007 (h)              $ 29,318            1.77%        (1.21%)           1.77%         (1.22%)        87.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                  $  1,611            2.54%        (2.08%)           2.99%         (2.52%)       104.50%
Year Ended October 31, 2004                  $  6,403            2.55%        (2.11%)           2.57%         (2.13%)       107.36%
Year Ended October 31, 2005                  $  7,647            2.61%        (2.04%)           2.62%         (2.06%)       108.54%
Year Ended October 31, 2006                  $  7,117            2.52%        (1.68%)           2.56%         (1.71%)        95.53%
Year Ended October 31, 2007 (h)              $  4,853            2.51%        (1.96%)           2.52%         (1.97%)        87.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                  $  5,609            2.54%        (2.04%)           2.90%         (2.40%)       104.50%
Year Ended October 31, 2004                  $ 30,377            2.55%        (2.11%)           2.57%         (2.13%)       107.36%
Year Ended October 31, 2005                  $ 37,980            2.61%        (2.05%)           2.62%         (2.06%)       108.54%
Year Ended October 31, 2006                  $ 36,076            2.52%        (1.68%)           2.56%         (1.71%)        95.53%
Year Ended October 31, 2007 (h)              $ 19,739            2.51%        (1.96%)           2.52%         (1.97%)        87.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            $      1            2.17%        (1.78%)           2.17%         (1.78%)       107.36%
Year Ended October 31, 2005                  $      1            1.94%        (1.39%)           1.94%         (1.39%)       108.54%
Year Ended October 31, 2006                  $      1            2.01%        (1.23%)           2.05%         (1.26%)        95.53%
Year Ended October 31, 2007 (h)              $      2            2.19%        (1.53%)           2.20%         (1.54%)        87.52%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charges.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)   Amount is less than $0.005.

(h) Net investment income (loss) is based on average shares outstanding during the period.


24 | CONCEPT SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                                                            AND
                                           NET ASSET          NET    UNREALIZED
                                              VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                           BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                           OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                   $ 8.64       (0.13)          7.45         7.32
Year Ended October 31, 2004                   $15.96       (0.28)          3.97         3.69
Year Ended October 31, 2005                   $19.67       (0.19)          2.54         2.35
Year Ended October 31, 2006                   $21.64       (0.15)          4.21         4.06
Year Ended October 31, 2007 (g)               $24.29       (0.19)          1.35         1.16
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                   $ 8.64       (0.13)          7.45         7.32
Year Ended October 31, 2004                   $15.96       (0.16)          3.85         3.69
Year Ended October 31, 2005                   $19.67       (0.22)          2.58         2.36
Year Ended October 31, 2006                   $21.65       (0.13)          4.18         4.05
Year Ended October 31, 2007 (g)               $24.29       (0.19)          1.36         1.17
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
                                                NET                                 NET ASSET
                                           REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                              GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                   --              --              --      $ 15.96          84.72%
Year Ended October 31, 2004                     (f)             (f)         0.02      $ 19.67          23.26%
Year Ended October 31, 2005                (0.40)          (0.40)           0.02      $ 21.64          11.93%
Year Ended October 31, 2006                (1.41)          (1.41)             --      $ 24.29          19.62%
Year Ended October 31, 2007 (g)            (5.98)          (5.98)             --      $ 19.47           6.06%
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                   --              --              --      $ 15.96          84.72%
Year Ended October 31, 2004                     (f)             (f)         0.02      $ 19.67          23.26%
Year Ended October 31, 2005                (0.40)          (0.40)           0.02      $ 21.65          11.98%
Year Ended October 31, 2006                (1.41)          (1.41)             --      $ 24.29          19.56%
Year Ended October 31, 2007 (g)            (5.98)          (5.98)             --      $ 19.48           6.12%
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         RATIO OF NET
                                                                                             RATIO OF     INVESTMENT
                                                                         RATIO OF NET        EXPENSES   INCOME (LOSS)
                                                                           INVESTMENT       (PRIOR TO       (PRIOR TO
                                           NET ASSETS         RATIO OF         INCOME      REIMBURSE-      REIMBURSE-
                                            AT END OF         EXPENSES      (LOSS) TO       MENTS) TO       MENTS) TO
                                               PERIOD       TO AVERAGE    AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                               (000S)   NET ASSETS (c)     ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  $     80            1.55%        (1.15%)           2.40%         (2.00%)        104.50%
Year Ended October 31, 2004                  $     51            1.51%        (1.10%)           1.52%         (1.11%)        107.36%
Year Ended October 31, 2005                  $    225            1.62%        (1.05%)           1.64%         (1.07%)        108.54%
Year Ended October 31, 2006                  $    320            1.52%        (0.68%)           1.55%         (0.72%)         95.53%
Year Ended October 31, 2007 (g)              $    360            1.50%        (0.96%)           1.51%         (0.97%)         87.52%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                  $  2,873            1.55%        (1.15%)           2.40%         (2.00%)        104.50%
Year Ended October 31, 2004                  $  3,493            1.52%        (1.14%)           1.54%         (1.15%)        107.36%
Year Ended October 31, 2005                  $  8,113            1.63%        (1.05%)           1.65%         (1.07%)        108.54%
Year Ended October 31, 2006                  $ 15,451            1.51%        (0.69%)           1.55%         (0.72%)         95.53%
Year Ended October 31, 2007 (g)              $ 15,950            1.50%        (0.96%)           1.51%         (0.97%)         87.52%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   Amount is less than $0.005.

(g) Net investment income (loss) is based on average shares outstanding during the period.


                                                             CONCEPT SERIES | 25

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                 PR-MCE 2/08

CONCEPT Series


Fund Prospectus
February 28, 2008


Nationwide Hedged Core Equity Fund
Nationwide Market Neutral Fund
Nationwide U.S. Growth Leaders Long-Short Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------
FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class A                                GHEAX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class B                                GHEBX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class C                                GHECX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Class R                                GHERX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Institutional Class                    GHEIX
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund Institutional Service Class            GHESX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class A                                    GMNAX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class B                                    GMNBX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class C                                    GMNCX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Class R                                    GMNRX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Institutional Class                        GMNIX
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund Institutional Service Class                GMNSX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class A                    MLSAX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class B                    MLSBX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class C                    MLSCX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund Class R                    GLSRX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund
Institutional Class                                                       GGUIX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund
Institutional Service Class                                                 n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS


 3    KEY TERMS

 4    SECTION 1: FUND SUMMARIES
         AND PERFORMANCE
      Nationwide Hedged Core Equity Fund
      Nationwide Market Neutral Fund
      Nationwide U.S. Growth Leaders
         Long-Short Fund

19    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Techniques and Risks

21    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Portfolio Management
      Multi-Manager Structure

23    SECTION 4: INVESTING WITH
         NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

36    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and
         Other Tax-Deferred Accounts
      Backup Withholding

38    SECTION 6: FINANCIAL HIGHLIGHTS


                                                              CONCEPT SERIES | 1

--------------------------------------------------------------------------------

CONCEPT Series

INTRODUCTION TO THE CONCEPT SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

NATIONWIDE HEDGED CORE EQUITY FUND
NATIONWIDE MARKET NEUTRAL FUND
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND


The Funds are primarily intended:


o to seek long-term capital appreciation regardless of market conditions through the purchase and short sale of securities.

THE FUNDS USE INVESTMENT STRATEGIES, SUCH AS SHORT SELLING, THAT MAY PRESENT HIGHER RISKS THAN OTHER MUTUAL FUNDS. THE FUNDS ARE NOT APPROPRIATE FOR ALL INVESTORS.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies and risks, performance and fees.
AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME. THE FUNDS' INVESTMENT OBJECTIVES CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Class and Institutional Service Class. (The Nationwide U.S. Growth Leaders Long-Short Fund's Institutional Service Class has not commenced operations as of the date of this prospectus.) An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of each of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as subadviser to each Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan, and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | CONCEPT SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 1000(R) Index, ranging from $479 million to $527.8 billion as of December 31, 2007.


LEVERAGE - using borrowed assets to make additional investments.


LONG POSITION - The Fund actually owns a security in anticipation that its price will increase.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

QUANTITATIVE TECHNIQUES - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.


SHORT SALE - selling a security a Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.

VALUE STYLE - a style of investing in equity securities that a Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund's subadviser believes to be temporary.


                                                              CONCEPT SERIES | 3

SECTION 1 NATIONWIDE HEDGED CORE EQUITY FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund will have both long and short positions in EQUITY SECURITIES, primarily COMMON STOCKS of LARGE-CAP COMPANIES that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States. The Fund pursues a long/short strategy in which the Fund seeks to achieve long-term capital appreciation and lessen downside volatility by selling stock short to protect its unrealized gains in certain securities and/or to produce capital gains. The portfolio manager targets an allocation of 80-100% in LONG POSITIONS and 30-35% in SHORT SALES as a percentage of net assets, generally resulting in a target net (i.e., combined long and short) position of 65%.

The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses QUANTITATIVE TECHNIQUES incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. The Fund attempts to benefit from stock pricing anomalies based on various factors, such as:

o     book-to-price ratio;

o     earnings revisions;

o     earnings quality;

o     price momentum and

o cash flow changes through its purchase of long positions and short positions.

Portfolio optimization is used to build a risk controlled portfolio by buying the highest ranking stocks and shorting the lowest ranking stocks from the model while adhering to various risk constraints. The portfolio will generally be rebalanced on a monthly basis.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. To complete the short-sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. The Fund may take long and short positions in the same sector/industry. While the Fund's securities may be held either long or short, no security will at the same time be held both long and short.


The Fund may also engage in securities lending in order to generate additional income. The Fund may also utilize DERIVATIVES, including options on futures, to hedge positions, LEVERAGE positions or increase returns. In addition, the Fund may invest in exchange-traded funds.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments -- and therefore, the value of Fund shares -- may fluctuate. These changes may occur because of:

STOCK MARKET RISK - individual stocks, as well as stock markets overall, fluctuate in value considerably. The Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Fund sells short increase in value.

STRATEGY RISK - The strategy used by the Fund's portfolio manager may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Fund's portfolio manager involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

LEVERAGE RISK - the use of leverage may exaggerate changes in the net asset value of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund's assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.

4 | CONCEPT SERIES

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

EXCHANGE-TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


                                                              CONCEPT SERIES | 5

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

       2007
      -----
      1.90%


BEST QUARTER: 3.09% - 2ND QTR. OF 2007
WORST QUARTER: -3.64% - 4TH QTR. OF 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                       SINCE
                                                                   INCEPTION
                                                                  (SEPT. 26,
                                                        1 YEAR         2006)
-----------------------------------------------------------------------------
Class A shares - Before Taxes                           -3.92%      0.14%
-----------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                                     -4.63%     -0.51%
-----------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares                 -2.15%     -0.09%
-----------------------------------------------------------------------------
Class B shares - Before Taxes                           -3.86%      0.80%
-----------------------------------------------------------------------------
Class C shares - Before Taxes                            0.16%      4.04%
-----------------------------------------------------------------------------
Class R shares - Before Taxes                            1.62%      4.51%
-----------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                          2.12%      5.06%
-----------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                                          2.12%      5.14%
-----------------------------------------------------------------------------
Russell 1000(R) Index(2)                                 5.77%     10.37%(3)
-----------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2006.


6 | CONCEPT SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY          CLASS A       CLASS B       CLASS C    CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                  SHARES        SHARES        SHARES     SHARES            CLASS SHARES    CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)           5.75%(2)      None          None          None                    None            None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)          None(3)       5.00%(4)      1.00%(5)      None                    None            None
-------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                           2.00%         2.00%         2.00%         2.00%                   2.00%           2.00%
-------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
-------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                1.25%         1.25%         1.25%         1.25%                   1.25%           1.25%
-------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of sales,
promotions and other distribution
activities, as well as certain
shareholder servicing costs)            0.25%         1.00%         1.00%         0.50%                   None            None
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
-------------------------------------------------------------------------------------------------------------------------------
   Short-Sale Dividend Expenses(8)      0.54%         0.54%         0.54%         0.54%                   0.54%           0.54%
-------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other Expenses          2.18%         2.18%         2.18%         2.38%                   2.18%           2.18%
-------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses                 2.72%         2.72%         2.72%         2.92%                   2.72%           2.72%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                4.22%         4.97%         4.97%         4.67%                   3.97%           3.97%
-------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)                        1.78%         1.78%         1.78%         1.78%                   1.78%           1.78%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                         2.44%         3.19%         3.19%         2.89%                   2.19%           2.19%
-------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finder's fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.


(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.65% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 2.69% for Class A shares, 2.94% for Class R shares and 2.44% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                              CONCEPT SERIES | 7

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                        $808      $1,630      $2,465      $4,611
--------------------------------------------------------------------------------
Class B shares                          822       1,634       2,547       4,667
--------------------------------------------------------------------------------
Class C shares                          422       1,334       2,347       4,882
--------------------------------------------------------------------------------
Class R shares                          292       1,249       2,212       4,648
--------------------------------------------------------------------------------
Institutional Service Class             222       1,047       1,889       4,070
shares
--------------------------------------------------------------------------------
Institutional Class shares              222       1,047       1,889       4,070
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                     1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $322      $1,334      $2,347      $4,667
--------------------------------------------------------------------------------
Class C shares                          322       1,334       2,347       4,882
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

8 | CONCEPT SERIES

SECTION 1 NATIONWIDE MARKET NEUTRAL FUND SUMMARY AND PERFORMANCE


OBJECTIVE


The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

PRINCIPAL STRATEGIES

The Fund seeks to achieve its objective regardless of the direction of the market through the purchase and short sale of EQUITY SECURITIES of U.S. companies. The Fund takes LONG POSITIONS in COMMON STOCKS of companies that the Fund's management believes will outperform the market. Simultaneously, the Fund intends to engage in SHORT SALES of stocks that the portfolio manager believes will underperform the market and decline in value. The Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and MARKET CAPITALIZATION levels, targeting both GROWTH STYLE and VALUE STYLE types of companies. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. By regulation, the current market value of the securities in which the Fund is short may not exceed the current market value of the Fund's long holdings of liquid securities and other liquid assets.

The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses QUANTITATIVE TECHNIQUES incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. The Fund attempts to benefit from stock pricing anomalies in various factors, such as:

o     book-to-price;

o     earnings revisions;

o     earnings quality;

o     price momentum and

o cash flow changes through its purchase of long positions and short positions.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. To complete the short-sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices.

While the Fund's securities may be held either long or short, no security will at the same time be held both long and short. Nevertheless, the Fund may effect strategic paired trades, taking both long and short positions in different companies within the same industry in order to remove much of the market and sector impact on performance.


The Fund may also utilize DERIVATIVES, including options on futures, to hedge positions, LEVERAGE positions or increase returns, and may engage in securities lending in order to generate additional income.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments - and therefore, the value of Fund shares - may fluctuate. These changes may occur because of:

STOCK MARKET RISK - individual stocks, as well as stock markets overall, fluctuate in value considerably. The Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Fund sells short increase in value.

STRATEGY RISK - The strategy used by the Fund's portfolio manager may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Fund's portfolio manager involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other


                                                              CONCEPT SERIES | 9
types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


LEVERAGE RISK - the use of leverage may exaggerate changes in the net asset value of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund's assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


10 | CONCEPT SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

       2007
      ------
      -1.33%


BEST QUARTER: 1.54% - 3RD QTR. OF 2007
WORST QUARTER: -1.70% - 2ND QTR. OF 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                                                      (SEPT. 26,
                                                            1 YEAR         2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                               -6.99%     -6.21%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                                         -7.56%     -6.80%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares                     -4.35%     -5.54%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                               -6.87%     -5.38%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                               -2.96%     -2.27%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                               -1.44%     -1.77%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                             -0.97%     -1.25%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                                             -1.07%     -1.33%
--------------------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index(2)                     4.74%      4.81%(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2006.


                                                             CONCEPT SERIES | 11

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)             2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)               1.25%           1.25%           1.25%              1.25%                  1.25%          1.25%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
   Short-Sale Dividend
   Expenses(8)                        1.38%           1.38%           1.38%              1.38%                  1.38%          1.38%
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other Expenses        2.07%           2.07%           2.07%              2.27%                  2.07%          2.07%
------------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses               3.45%           3.45%           3.45%              3.65%                  3.45%          3.45%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                              4.95%           5.70%           5.70%              5.40%                  4.70%          4.70%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)                      1.67%           1.67%           1.67%              1.67%                  1.67%          1.67%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                       3.28%           4.03%           4.03%              3.73%                  3.03%          3.03%
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.


(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.65% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 3.53% for Class A shares, 3.78% for Class R shares and 3.28% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


12 | CONCEPT SERIES

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $ 887   $ 1,836   $ 2,787    $ 5,167
--------------------------------------------------------------------------------
Class B shares                                905     1,848     2,875      5,225
--------------------------------------------------------------------------------
Class C shares                                505     1,548     2,675      5,424
--------------------------------------------------------------------------------
Class R shares                                375     1,465     2,545      5,209
--------------------------------------------------------------------------------
Institutional Service Class shares            306     1,267     2,235      4,678
--------------------------------------------------------------------------------
Institutional Class shares                    306     1,267     2,235      4,678
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $ 405   $ 1,548   $ 2,675    $ 5,225
--------------------------------------------------------------------------------
Class C shares                                405     1,548     2,675      5,424
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 13

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
LEADER a company with a strong franchise capable of taking advantage of its position in the marketplace. The Fund's management anticipates that Leaders are companies that will dominate their respective industries due to their reputation for quality management and superior products and services or distribution.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

The Fund seeks to achieve its objective regardless of market conditions through the purchase and short sale of EQUITY SECURITIES of U.S. companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in Leaders that are organized under the laws of the United States, have their principal places of business in the United States, or whose stock is traded primarily in the United States.

The Fund takes LONG POSITIONS in Leaders that the Fund's management believes will generate earnings growth exceeding market expectations. Simultaneously, the Fund intends to engage in SHORT SALES of stock of companies which the portfolio managers believe:

o     have earnings that appear to be reflected in the current price;

o     are likely to fall short of expectations;

o     are in industries exhibiting structural weaknesses;

o     have poor quality management or

o     are likely to suffer an event affecting long-term earnings power.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. In engaging in short sales, the Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Fund purchases its replacement.

In addition, the Fund may effect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.

While the Fund's securities may be held either long or short, no security will at the same time be held both long and short.


The Fund also may invest in DERIVATIVES, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy, as well as in exchange-traded funds.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - individual stocks, as well as stock markets overall, fluctuate in value considerably. The Fund could lose value if the stocks in which it maintains long positions go down, or if the stocks which the Fund sells short increase in value.

STRATEGY RISK - The strategy used by the Fund's portfolio managers may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to stock market movements, capitalization, sector swings or other risk factors. The strategy used by the Fund's portfolio managers involves complex securities transactions that involve risks different from those involved with direct investment in equity securities. As a result, the Fund is intended for investors who are able to maintain their investment over a longer term and are willing to assume the risks associated with this type of fund.

SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.

LEVERAGE RISK - the use of leverage may exaggerate changes in the net asset value of Fund shares and thus result in increased volatility of returns. The amount that the Fund must repay may fluctuate due to market forces, and the Fund's assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Fund returns.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SMALL- AND MID-CAP RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


14 | CONCEPT SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)


EXCHANGE-TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund (ETF) corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The returns for the Fund reflect the performance of the Montgomery Partners Long-Short Equity Plus Fund (the "Predecessor Fund") until June 22, 2003 and the Fund from June 23, 2003 when the Fund acquired all of the assets, subject to stated liabilities, of the Predecessor Fund. During the joint history of the Predecessor Fund and the Fund, the assets have been managed with several different strategies and the returns reflect these various strategies. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


The bar chart and table following can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund.


ANNUAL TOTAL RETURNS - CLASS C SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998     1999    2000     2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
41.98%  131.40% -25.05%  -22.61% -17.47%  25.36%   4.49%   5.60%   5.67%  14.33%


BEST QUARTER: 59.92% - 4TH QTR OF 1999
WORST QUARTER: -22.95% - 2ND QTR OF 2000


                                                             CONCEPT SERIES | 15

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

After-tax returns are shown in the table for Class C shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                 1 YEAR   5 YEARS   INCEPTION(2)
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(3)                  8.59%    10.29%      11.21%
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(3)                  9.35%    10.51%      11.41%
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(4)                 13.33%    10.82%      10.23%
--------------------------------------------------------------------------------
Class C Shares - After Taxes
on Distributions(4)                              13.07%     7.77%       6.54%
--------------------------------------------------------------------------------
Class C Shares - After Taxes on
Distributions and Sales of Shares(4)              8.72%     7.45%       6.86%
--------------------------------------------------------------------------------
Class R Shares - Before Taxes(5)                 14.89%    11.33%      11.73%
--------------------------------------------------------------------------------
Institutional Service Class Shares -
Before Taxes(6)                                  15.55%    11.82%      11.97%
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(7)                                  15.55%    11.82%      11.97%
--------------------------------------------------------------------------------
Citigroup 3-Month
Treasury Bill Index(8)                            4.74%     2.95%       2.73%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. As of June 23, 2003, the Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Predecessor Fund. At that time the Fund took on the performance of the Predecessor Fund.

(3) These returns through October 31, 2001 are based on the previous performance of the Class R shares of the Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the previous performance of the Class A and Class B shares, respectively, of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.


(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.


(5) These returns for the period through October 31, 2001 are based on the previous performance of the Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Fund's Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.


(6) These returns for the period through June 22, 2003 are based on the previous performance of the Predecessor Fund Class R shares; for the period from June 23, 2003 to June 28, 2004 are based on the previous performance of the Class A shares; and from June 29, 2004 to December 31, 2007 are based on the previous performance of the Institutional Class shares because Institutional Service Class shares have not yet commenced operations. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Service Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect different expenses.


(7) These returns for the period through June 22, 2003 are based on the previous performance of the Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.


(8) The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


16 | CONCEPT SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                    None(3)         5.00%(4)        1.00%(5)           None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as
a percentage of amount
redeemed or exchanged)(6)             2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)            1.50%           1.50%           1.50%              1.50%                  1.50%          1.50%
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)
------------------------------------------------------------------------------------------------------------------------------------
   Short-Sale Dividend
   Expenses(8)                        0.69%           0.69%           0.69%              0.69%                  0.69%          0.69%
------------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other Expenses        0.21%           0.20%           0.20%              0.40%                  0.20%          0.20%
------------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses               0.90%           0.89%           0.89%              1.09%                  0.89%          0.89%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver(9)               0.25%           0.25%           0.25%              0.25%                  0.25%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                              2.40%           3.14%           3.14%              2.84%                  2.14%          2.14%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund (Indirect
Underlying Fund)
Annual Operating Expenses(10)         0.09%           0.09%           0.09%              0.09%                  0.09%          0.09%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES             2.49%           3.23%           3.23%              2.93%                  2.23%          2.23%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A and Class R shares were 0.01% and 0.20%, respectively. Administrative services fees for Institutional Service Class shares are estimated to be 0% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(8) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short-sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security--thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction.


(9) The Trust and the Adviser have entered into a written contract under which the Adviser has agreed to waive an amount equal to 0.25% from its management fee. Pursuant to a separate written contract, the Adviser has also agreed to limit the Fund's operating expenses to 1.65%. Both the waiver and the expense limitation run at least through May 1, 2009 and apply to all share classes. The expense limitation excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreements. If the maximum amount of administrative services fees were charged, the "Total Direct and Acquired Fund Annual Operating Expenses" could increase to 2.73% for Class A shares, 2.98% for Class R shares and 2.48% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

(10) Reflects the Fund's investment in shares of one or more other investment companies, as permitted by the Fund's policies.


                                                             CONCEPT SERIES | 17

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $ 813   $ 1,354   $ 1,920    $ 3,452
--------------------------------------------------------------------------------
Class B shares                                826     1,345     1,986      3,497
--------------------------------------------------------------------------------
Class C shares                                426     1,045     1,786      3,740
--------------------------------------------------------------------------------
Class R shares                                296       957     1,642      3,468
--------------------------------------------------------------------------------
Institutional Service Class shares            226       749     1,298      2,797
--------------------------------------------------------------------------------
Institutional Class shares                    226       749     1,298      2,797
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $ 326   $ 1,045   $ 1,786    $ 3,497
--------------------------------------------------------------------------------
Class C shares                                326     1,045     1,786      3,740
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

18 | CONCEPT SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, the Funds could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


SHORT SALES RISK - Each Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.


A Fund's performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed prior to the end of the term of the short sale and the Fund was unable to borrow the securities from another securities lender.

DEPOSITARY RECEIPTS - Each Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

DERIVATIVES - Each Fund may invest in derivatives, which are contracts or investments with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount invested and


o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


                                                             CONCEPT SERIES | 19

SECURITIES LENDING - Each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Funds' management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


20 | CONCEPT SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN")

1735 Market Street, 37th Floor, Philadelphia, PA 19103, is subadviser to the Funds. Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages the Funds' assets in accordance with the Funds' investment objectives and strategies. Aberdeen makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

MANAGEMENT FEES

The Funds pay the Adviser a management fee based on each Fund's average daily net assets. NFA pays Aberdeen from the management fee it receives. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
                                                               ACTUAL MANAGEMENT
FUND                                                                    FEE PAID
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                                            0%
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                                                0%
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                             1.25%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE HEDGED CORE EQUITY FUND AND NATIONWIDE MARKET NEUTRAL FUND


Joseph A. Cerniglia, portfolio manager and senior quantitative analyst, is responsible for the day-to-day management of each Fund and the selection of each Fund's investments. Mr. Cerniglia joined Aberdeen in October 2007. Prior to that, Mr. Cerniglia was a portfolio manager employed by NFA since September 2000, where he was responsible for developing and implementing quantitative investment strategies for the firm's equity funds.


                                                             CONCEPT SERIES | 21

NATIONWIDE U.S. GROWTH LEADERS
LONG-SHORT FUND


Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. Before joining NFA, Mr. Baggini was a portfolio manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnick served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


22 | CONCEPT SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES               POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge            A front-end sales charge means that a portion
up to 5.75%                         of your initial investment goes toward the
                                    sales charge and is not invested.

Contingent deferred               Reduction and waivers of sales charges may be
sales charge (CDSC)(1)              available.

Annual service and/or             Total annual operating expenses are lower
12b-1 fee of 0.25%                  than Class B and Class C expenses which
Administrative services             means higher dividends and/or net asset
fee up to 0.25%                     value ("NAV") per share.

                                  No conversion feature.

                                  No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                  No front-end sales charge means your full
                                    investment immediately goes toward buying
                                    shares.

                                  No reduction of CDSC, but waivers may be
                                    available.
                                  The CDSC declines 1% in most years to zero
                                    after six years.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses which means lower
No administrative                   dividends and/or NAV per share.
services fee
                                  Automatic conversion to Class A shares after
                                    seven years, which means lower annual
                                    expenses in the future.

                                  Maximum investment amount of $100,000. Larger
                                    investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                     No front-end sales charge means your full
                                    investment immediately goes toward buying
                                    shares.
                                  No reduction of CDSC, but waivers may be
                                    available.
                                  The CDSC declines to zero after one year.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses which means lower
No administrative                   dividends and/or NAV per share.
services fee
                                  No conversion feature.

                                  Maximum investment amount of $1,000,000(2).
                                    Larger investments may be rejected.

--------------------------------------------------------------------------------


(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


                                                             CONCEPT SERIES | 23

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                       SALES CHARGE AS A PERCENTAGE OF
                       -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.


REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


24 | CONCEPT SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;


o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN
REDEMPTIONS OF CLASS A SHARES


--------------------------------------------------------------
AMOUNT OF           $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE         TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------
If sold within       18 months        18 months     18 months
--------------------------------------------------------------
Amount of CDSC            1.00%            0.50%         0.25%
--------------------------------------------------------------


Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A,Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.


If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.


--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 25

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

---------------------------------------------------------------------------
                                                                   7 YEARS
SALE WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
---------------------------------------------------------------------------
Sales charge      5%       4%       3%       3%       2%       1%       0%
---------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and


o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


26 | CONCEPT SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:


o     funds of funds offered by the Distributor or other affiliates of the Fund;


o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients or


o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.


SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICES FEES


Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


---------------------------------------------------------
CLASS                AS A % OF DAILY NET ASSETS
---------------------------------------------------------
Class A shares       0.25% (distribution or service fee)
---------------------------------------------------------
Class B shares       1.00% (0.25% service fee)
---------------------------------------------------------
Class C shares       1.00% (0.25% service fee)
---------------------------------------------------------
Class R shares       0.50% (0.25% of which may be either
                     a distribution or service fee)
---------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


                                                             CONCEPT SERIES | 27

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:


o     the Distributor and other affiliates of the Adviser;


o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


28 | CONCEPT SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                 HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.      *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60 DAYS
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND         WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                               ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION
                                                                     SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has           THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial            relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange    intermediaries who are authorized to accept purchase, exchange and
and redemption orders for the Funds. Your transaction is          redemption orders for the Funds. Your transaction is processed at
processed at the NAV next calculated after the Funds' agent or    the NAV next calculated after the Funds' agent or an authorized
an authorized intermediary receives your order in proper form.    intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made       BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.        mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT         include your account number(s) and the name(s) of the Fund(s) you
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,      wish to exchange from and to. The letter must be signed by all
CREDIT CARD CHECKS OR MONEY ORDERS.                               account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges        BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The Funds     you decline this option on your application. The Funds follow
follow procedures to confirm that telephone instructions are      procedures to confirm that telephone instructions are genuine and
genuine and will not be liable for any loss, injury, damage or    will not be liable for any loss, injury, damage or expense that
expense that results from executing such instructions. The        results from executing such instructions. The Funds may revoke
Funds may revoke telephone privileges at any time, without        telephone privileges at any time, without notice to shareholders.
notice to shareholders.                                           For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                  ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                  The Funds may record telephone instructions to redeem shares. and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide          ON-LINE. Transactions may be made through the Nationwide Funds'
Funds' website. However, the Funds may discontinue on-line        website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                          of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal    BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization       directly to your account at a commercial bank. A voided check must
will be in effect unless you give the Funds written notice of     be attached to your application. (The authorization will be in
its termination.)                                                 effect unless you give the Fund written notice of its
                                                                  termination.)
o  if you choose this method to open a new account, you must
   call our toll-free number before you wire your investment      o  your proceeds typically will be wired to your bank on the next
   and arrange to fax your completed application.                    business day after your order has been processed.

o  your bank may charge a fee to wire funds.                      o  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
o  the wire must be received by 4:00 p.m. in order to receive
   the current day's NAV.                                         o  your financial institution may also charge a fee for receiving the wire.

                                                                  o  funds sent outside the U.S. may be subject to higher fees.

                                                                  BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your              BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be
Nationwide Funds' account with proceeds from your bank via ACH    sent to your bank via ACH on the second business day after your
on the second business day after your purchase order has been     order has been processed. A voided check must be attached to your
processed. A voided check must be attached to your                application. Money sent through ACH should reach your bank in two
application. Money sent through ACH typically reaches             business days. There is no fee for this service. (The
Nationwide Funds from your bank in two business days. There is    authorization will be in effect unless you give the Funds written
no fee for this service. (The authorization will be in effect     notice of its termination.)
unless you give the Funds written notice of its termination.)

                                                                  ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement      RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans or    administrator regarding transactions. Retirement plans or their
their administrators wishing to conduct transactions should       administrators wishing to conduct transactions should call our
call our toll-free number. Eligible entities or individuals       toll-free number. Eligible entities or individuals wishing to
wishing to conduct transactions in Institutional Service Class    conduct transactions in Institutional Service Class or
or Institutional Class shares should call our toll-free           Institutional Class shares should call our toll-free number.
number.


                                                             CONCEPT SERIES | 29

BUYING SHARES

SHARE PRICE


The net asset value or "NAV" is the value of a single share.
A separate NAV is calculated for each share class of a Fund. The NAV is:


o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr.Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

30 | CONCEPT SERIES

--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                         $    2,000 (per Fund)
To open an IRA account                                     $    1,000 (per Fund)
Additional investments                                     $      100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                          $    1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                        $       50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                         $   50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.


o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


                                                             CONCEPT SERIES | 31

EXCHANGING SHARES


You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).


EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new share class. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

32 | CONCEPT SERIES

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

                                                             CONCEPT SERIES | 33

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING


The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.


Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

34 | CONCEPT SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares held in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                             CONCEPT SERIES | 35

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. As such, a Fund generally pays no federal income tax on the income and gains it distributes to you. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


36 | CONCEPT SERIES

OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by a Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.


                                                             CONCEPT SERIES | 37

SECTION 6 NATIONWIDE HEDGED CORE EQUITY FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                     NET ASSET          NET           AND
                                        VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                     BEGINNING       INCOME      GAINS ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (g)       $10.00          (h)          0.25         0.25
Year Ended October 31, 2007             $10.25      0.08             0.81         0.89
---------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (g)       $10.00     (0.01)            0.25         0.24
Year Ended October 31, 2007             $10.24          (h)          0.78         0.78
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (g)       $10.00     (0.01)            0.25         0.24
Year Ended October 31, 2007             $10.24      0.02             0.76         0.78
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (g)       $10.00          (h)          0.24         0.24
Year Ended October 31, 2007             $10.24      0.06             0.78         0.84
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (g)       $10.00          (h)          0.25         0.25
Year Ended October 31, 2007             $10.25      0.11             0.78         0.89
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (g)       $10.00          (h)          0.25         0.25
Year Ended October 31, 2007             $10.25      0.12             0.78         0.90
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            DISTRIBUTIONS
------------------------------------------------------------------------------------------------
                                            NET                       NET ASSET
                                     INVESTMENT           TOTAL   VALUE, END OF           TOTAL
                                         INCOME   DISTRIBUTIONS          PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (g)           --              --           $10.25           2.50%
Year Ended October 31, 2007              (0.09)          (0.09)          $11.05           8.69%
------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (g)           --              --           $10.24           2.40%
Year Ended October 31, 2007              (0.02)          (0.02)          $11.00           7.64%
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (g)           --              --           $10.24           2.40%
Year Ended October 31, 2007              (0.02)          (0.02)          $11.00           7.64%
------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (g)           --              --           $10.24           2.40%
Year Ended October 31, 2007              (0.06)          (0.06)          $11.02           8.19%
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (g)           --              --           $10.25           2.50%
Year Ended October 31, 2007              (0.11)          (0.11)          $11.03           8.77%
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (g)           --              --           $10.25           2.50%
Year Ended October 31, 2007              (0.11)          (0.11)          $11.04           8.86%
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                      RATIO       RATIO OF     INVESTMENT
                                                                     OF NET       EXPENSES  INCOME (LOSS)
                                                                 INVESTMENT      (PRIOR TO      (PRIOR TO
                                    NET ASSETS        RATIO OF       INCOME     REIMBURSE-     REIMBURSE-
                                     AT END OF        EXPENSES    (LOSS) TO      MENTS) TO      MENTS) TO  DIVIDEND
                                        PERIOD      TO AVERAGE  AVERAGE NET    AVERAGE NET    AVERAGE NET   EXPENSE    PORTFOLIO
                                       (000'S)  NET ASSETS (c)   ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)    (e)(c)  TURNOVER (f)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (g)       $    1           2.30%       0.32%           2.85%        (0.23%)     0.79%         0.00%
Year Ended October 31, 2007             $  119           2.47%       0.71%           3.92%        (0.74%)     0.54%       162.51%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (g)       $    1           3.59%      (0.62%)          4.62%        (1.65%)     0.79%         0.00%
Year Ended October 31, 2007             $    1           3.27%          (i)          4.61%        (1.34%)     0.54%       162.51%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (g)       $    1           3.59%      (0.62%)          4.69%        (1.72%)     0.79%         0.00%
Year Ended October 31, 2007             $    1           3.21%       0.13%           4.60%        (1.27%)     0.54%       162.51%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (g)       $    1           3.23%      (0.25%)          4.01%        (1.03%)     0.79%         0.00%
Year Ended October 31, 2007             $    1           2.79%       0.48%           4.13%        (0.86%)     0.54%       162.51%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (g)       $    1           2.51%       0.47%           3.61%        (0.63%)     0.79%         0.00%
Year Ended October 31, 2007             $    1           2.22%       1.05%           3.56%        (0.29%)     0.54%       162.51%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (g)       $5,124           2.39%       0.50%           3.34%        (0.45%)     0.79%         0.00%
Year Ended October 31, 2007             $5,577           2.19%       1.09%           3.47%        (0.19%)     0.54%       162.51%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Indicates the dividend expense charged for the period to average net assets.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(h)   The amount is less than $0.005.

(i)   The amount is less than 0.005%.


38 | CONCEPT SERIES

SECTION 6 NATIONWIDE MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET                 UNREALIZED
                                        VALUE,          NET         GAINS   TOTAL FROM
                                     BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (g)       $10.00         0.03         0.03         0.06
Year Ended October 31, 2007             $10.06         0.17        (0.43)       (0.26)
---------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (g)       $10.00         0.02         0.03         0.05
Year Ended October 31, 2007             $10.05         0.17        (0.48)       (0.31)
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (g)       $10.00         0.02         0.03         0.05
Year Ended October 31, 2007             $10.05         0.27        (0.58)       (0.31)
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (g)       $10.00         0.02         0.03         0.05
Year Ended October 31, 2007             $10.05         0.22        (0.47)       (0.25)
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (g)       $10.00         0.03         0.03         0.06
Year Ended October 31, 2007             $10.06         0.27        (0.48)       (0.21)
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (g)       $10.00         0.03         0.03         0.06
Year Ended October 31, 2007             $10.06         0.22        (0.43)       (0.21)
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                            DISTRIBUTIONS
------------------------------------------------------------------------------------------------
                                            NET                       NET ASSET
                                     INVESTMENT           TOTAL   VALUE, END OF           TOTAL
                                         INCOME   DISTRIBUTIONS          PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (g)           --              --           $10.06          0.60%
Year Ended October 31, 2007              (0.21)          (0.21)          $ 9.59         (2.56%)
------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (g)           --              --           $10.05          0.50%
Year Ended October 31, 2007              (0.13)          (0.13)          $ 9.61         (3.12%)
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (g)           --              --           $10.05          0.50%
Year Ended October 31, 2007              (0.08)          (0.08)          $ 9.66         (3.07%)
------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (g)           --              --           $10.05          0.50%
Year Ended October 31, 2007              (0.18)          (0.18)          $ 9.62         (2.52%)
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (g)           --              --           $10.06          0.60%
Year Ended October 31, 2007              (0.23)          (0.23)          $ 9.62         (2.07%)
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (g)           --              --           $10.06          0.60%
Year Ended October 31, 2007              (0.23)          (0.23)          $ 9.62         (2.07%)
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                  RATIO OF     INVESTMENT
                                                                      RATIO       EXPENSES         INCOME
                                                                     OF NET      (PRIOR TO      (PRIOR TO
                                    NET ASSETS        RATIO OF   INVESTMENT     REIMBURSE-     REIMBURSE-
                                     AT END OF        EXPENSES    INCOME TO      MENTS) TO      MENTS) TO  DIVIDEND
                                        PERIOD      TO AVERAGE  AVERAGE NET    AVERAGE NET    AVERAGE NET   EXPENSE     PORTFOLIO
                                       (000'S)  NET ASSETS (c)   ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)    (e)(c)  TURNOVER (f)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (g)      $     1           2.23%        3.56%          2.82%          2.97%     0.64%         0.00%
Year Ended October 31, 2007            $   129           2.98%        2.74%          3.45%          2.26%     1.38%       254.99%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (g)      $     1           3.45%        2.10%          4.48%          1.07%     0.64%         0.00%
Year Ended October 31, 2007            $     1           4.16%        1.70%          4.62%          1.24%     1.38%       254.99%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (g)      $     1           3.45%        2.10%          4.53%          1.02%     0.64%         0.00%
Year Ended October 31, 2007            $     1           4.05%        1.79%          4.45%          1.39%     1.38%       254.99%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (g)      $     1           3.09%        2.46%          3.89%          1.65%     0.64%         0.00%
Year Ended October 31, 2007            $     1           3.60%        2.26%          4.06%          1.80%     1.38%       254.99%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (g)      $     1           2.36%        3.19%          3.45%          2.10%     0.64%         0.00%
Year Ended October 31, 2007            $     1           3.08%        2.79%          3.53%          2.33%     1.38%       254.99%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (g)      $ 5,030           2.24%        3.37%          3.21%          2.40%     0.64%         0.00%
Year Ended October 31, 2007            $12,801           3.03%        2.75%          3.44%          2.34%     1.38%       254.99%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Indicates the dividend expense charged for the period to average net assets.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.


                                                             CONCEPT SERIES | 39

SECTION 6 NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                          NET ASSET         NET   UNREALIZED
                                             VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                          BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                          OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2003 (g)                 $10.89      (0.08)        0.14        0.06
Period Ended October 31, 2003 (h)            $10.95      (0.07)        1.12        1.05
Year Ended October 31, 2004                  $12.00       0.11         0.77        0.88
Year Ended October 31, 2005                  $ 9.56      (0.02)        0.59        0.57
Year Ended October 31, 2006                  $ 9.83       0.11         0.41        0.52
Year Ended October 31, 2007 (g)              $10.30       0.14         1.62        1.76
-----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended June 30, 2003 (g)                 $10.90      (0.23)        0.19       (0.04)
Period Ended October 31, 2003 (g) (h)        $10.86      (0.10)        1.12        1.02
Year Ended October 31, 2004                  $11.88       0.22         0.58        0.80
Year Ended October 31, 2005                  $ 9.38      (0.09)        0.58        0.49
Year Ended October 31, 2006                  $ 9.59       0.03         0.40        0.43
Year Ended October 31, 2007 (g)              $10.01       0.05         1.58        1.63
-----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2003                     $ 9.05      (0.19)        0.17       (0.02)
Period Ended October 31, 2003 (h)            $ 9.03      (0.08)        0.93        0.85
Year Ended October 31, 2004                  $ 9.88       0.64        (0.01)       0.63
Year Ended October 31, 2005                  $ 7.21      (0.05)        0.42        0.37
Year Ended October 31, 2006                  $ 7.29       0.03         0.30        0.33
Year Ended October 31, 2007 (g)              $ 7.59       0.05         1.19        1.24
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (j)            $ 9.21      (0.11)        0.31        0.20
Year Ended October 31, 2005                  $ 9.41      (0.03)        0.59        0.56
Year Ended October 31, 2006                  $ 9.68       0.08         0.40        0.48
Year Ended October 31, 2007 (g)              $10.11       0.09         1.60        1.69
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (k)            $ 9.28      (0.02)        0.31        0.29
Year Ended October 31, 2005                  $ 9.57      (0.05)        0.63        0.58
Year Ended October 31, 2006                  $ 9.85       0.11         0.44        0.55
Year Ended October 31, 2007 (g)              $10.34       0.15         1.65        1.80
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
                                                 NET                  NET ASSET
                                          INVESTMENT          TOTAL  VALUE, END          TOTAL
                                              INCOME  DISTRIBUTIONS   OF PERIOD  RETURN (a)(b)
-----------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2003 (g)                     --            --        $10.95         0.55%
Period Ended October 31, 2003 (h)                --            --        $12.00         9.59%
Year Ended October 31, 2004                   (3.32)         (3.32)      $ 9.56         9.03%
Year Ended October 31, 2005                   (0.30)         (0.30)      $ 9.83         6.09%
Year Ended October 31, 2006                   (0.05)         (0.05)      $10.30         5.27%
Year Ended October 31, 2007 (g)               (0.17)         (0.17)      $11.89        17.26%
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended June 30, 2003 (g)                     --             --       $10.86        (0.37%)
Period Ended October 31, 2003 (g) (h)            --             --       $11.88         9.39%
Year Ended October 31, 2004                   (3.30)         (3.30)      $ 9.38         8.22%
Year Ended October 31, 2005                   (0.28)         (0.28)      $ 9.59         5.33%
Year Ended October 31, 2006                   (0.01)         (0.01)      $10.01         4.53%
Year Ended October 31, 2007 (g)               (0.10)         (0.10)      $11.54        16.37%
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2003                         --             --       $ 9.03        (0.22%)
Period Ended October 31, 2003 (h)                --             --       $ 9.88         9.41%
Year Ended October 31, 2004                   (3.30)         (3.30)      $ 7.21         8.20%
Year Ended October 31, 2005                   (0.29)         (0.29)      $ 7.29         5.35%
Year Ended October 31, 2006                   (0.03)         (0.03)      $ 7.59         4.48%
Year Ended October 31, 2007 (g)               (0.12)         (0.12)      $ 8.71        16.44%
-----------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (j)                --             --       $ 9.41         2.17%
Year Ended October 31, 2005                   (0.29)         (0.29)      $ 9.68         6.16%
Year Ended October 31, 2006                   (0.05)         (0.05)      $10.11         4.91%
Year Ended October 31, 2007 (g)               (0.11)         (0.11)      $11.69        16.78%
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (k)                --             --       $ 9.57         3.12%
Year Ended October 31, 2005                   (0.30)         (0.30)      $ 9.85         6.27%
Year Ended October 31, 2006                   (0.06)         (0.06)      $10.34         5.60%
Year Ended October 31, 2007 (g)               (0.20)         (0.20)      $11.94        17.60%
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIO OF
                                                                                 EXPENSES          RATIO
                                                                                (PRIOR TO         OF NET
                                                                               REIMBURSE-     INVESTMENT
                                                                                MENTS) TO         INCOME
                                                                        RATIO     AVERAGE         (LOSS)
                                                     RATIO OF          OF NET  NET ASSETS      (PRIOR TO
                                       NET ASSETS    EXPENSES      INVESTMENT   (INCLUDES     REIMBURSE-
                                        AT END OF  TO AVERAGE   INCOME (LOSS)    DIVIDEND      MENTS) TO
                                           PERIOD         NET      TO AVERAGE    EXPENSE)    AVERAGE NET    DIVIDEND    PORTFOLIO
                                           (000S)  ASSETS (c)  NET ASSETS (c)      (c)(d)  ASSETS (c)(d)  EXPENSE (e)  TURNOVER (f)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended June 30, 2003 (g)              $29,561       3.47%         (2.04%)      3.66%         (2.23%)        0.40%          424%
Period Ended October 31, 2003 (h)         $29,468       3.23%         (1.77%)         (i)            (i)        1.65%       126.69%
Year Ended October 31, 2004               $24,411       3.27%         (1.65%)      3.33%         (1.70%)        1.06%       577.36%
Year Ended October 31, 2005               $33,828       2.81%         (0.18%)      2.91%         (0.27%)        0.64%       827.26%
Year Ended October 31, 2006               $48,717       2.59%          1.16%       2.61%          1.14%         0.56%       739.31%
Year Ended October 31, 2007 (g)           $45,037       2.53%          1.25%       2.69%          1.09%         0.69%       608.98%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended June 30, 2003 (g)              $   141       3.73%         (2.31%)      4.54%         (3.12%)        0.40%          424%
Period Ended October 31, 2003 (g) (h)     $   414       3.98%         (2.54%)         (i)            (i)        1.65%       126.69%
Year Ended October 31, 2004               $   653       3.89%         (2.30%)      3.96%         (2.36%)        1.06%       577.36%
Year Ended October 31, 2005               $   814       3.53%         (0.90%)      3.62%         (0.99%)        0.64%       827.26%
Year Ended October 31, 2006               $ 1,033       3.33%          0.42%       3.35%          0.40%         0.56%       739.31%
Year Ended October 31, 2007 (g)           $ 2,244       3.29%          0.42%       3.48%          0.23%         0.69%       608.98%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2003                  $ 1,323       3.72%         (2.31%)      4.54%         (3.13%)        0.40%          424%
Period Ended October 31, 2003 (h)         $ 1,487       3.98%         (2.52%)         (i)            (i)        1.65%       126.69%
Year Ended October 31, 2004               $ 2,641       3.90%         (2.29%)      3.99%         (2.37%)        1.06%       577.36%
Year Ended October 31, 2005               $19,372       3.55%         (0.81%)      3.65%         (0.91%)        0.64%       827.26%
Year Ended October 31, 2006               $36,586       3.33%          0.47%       3.35%          0.44%         0.56%       739.31%
Year Ended October 31, 2007 (g)           $24,768       3.24%          0.57%       3.39%          0.42%         0.69%       608.98%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (j)         $     1       3.32%         (1.74%)      3.36%         (1.78%)        1.06%       577.36%
Year Ended October 31, 2005               $     1       2.82%         (0.20%)      2.86%         (0.25%)        0.64%       827.26%
Year Ended October 31, 2006               $     1       2.96%          0.77%       2.99%          0.74%         0.56%       739.31%
Year Ended October 31, 2007 (g)           $     1       2.88%          0.85%       3.08%          0.65%         0.69%       608.98%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (k)         $   331       2.24%         (0.52%)      2.43%         (0.72%)        1.06%       577.36%
Year Ended October 31, 2005               $ 3,877       2.56%          0.19%       2.67%          0.08%         0.64%       827.26%
Year Ended October 31, 2006               $11,538       2.33%          1.50%       2.35%          1.48%         0.56%       739.31%
Year Ended October 31, 2007 (g)           $23,894       2.25%          1.40%       2.43%          1.21%         0.69%       608.98%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Indicates the dividend expense charged for the period to average net assets.

(f) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   For the period from July 1, 2003 through October 31, 2003.

(i)   There were no fee reductions in this period.

(j) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(k) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


40 | CONCEPT SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports


To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide  Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC


o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section,Washington,D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.               PR-CNCPT 2/08

Core Equity Series
Fund Prospectus
February 28, 2008


Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Mid Cap Growth Fund
Nationwide Fund
Nationwide Value Opportunities Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

Core Equity Series

Broad market portfolios featuring growth, value and blend styles designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Growth Fund Class A                                            NMFAX
--------------------------------------------------------------------------------
Nationwide Growth Fund Class B                                            NMFBX
--------------------------------------------------------------------------------
Nationwide Growth Fund Class C                                            GCGRX
--------------------------------------------------------------------------------
Nationwide Growth Fund Class D                                            MUIGX
--------------------------------------------------------------------------------
Nationwide Growth Fund Class R                                            GGFRX
--------------------------------------------------------------------------------
Nationwide Growth Fund Institutional Class                                GGFIX
--------------------------------------------------------------------------------
Nationwide Growth Fund Institutional Service Class                        GWISX
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class A                                   NPVAX
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class B                                   NLVBX
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class C                                   NLVAX
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Class R                                   GLVRX
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund Institutional Service Class               NLVIX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class A                                    GMCAX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class B                                    GCPBX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class C                                    GCPCX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Class R                                    GMCRX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Institutional Class                        GMCGX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund Institutional Service Class                n/a
--------------------------------------------------------------------------------
Nationwide Fund Class A                                                   NWFAX
--------------------------------------------------------------------------------
Nationwide Fund Class B                                                   NWFBX
--------------------------------------------------------------------------------
Nationwide Fund Class C                                                   GTRCX
--------------------------------------------------------------------------------
Nationwide Fund Class D                                                   MUIFX
--------------------------------------------------------------------------------
Nationwide Fund Class R                                                   GNWRX
--------------------------------------------------------------------------------
Nationwide Fund Institutional Class                                       GNWIX
--------------------------------------------------------------------------------
Nationwide Fund Institutional Service Class                               GTISX
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class A                               GVOAX
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class B                               GVOBX
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class C                               GVOCX
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Class R                               GVORX
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Institutional Class                   GVAIX
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund Institutional Service Class           GVOIX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Growth Fund
                Nationwide Large Cap Value Fund
                Nationwide Mid Cap Growth Fund
                Nationwide Fund
                Nationwide Value Opportunities Fund

24              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

26              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Subadviser
                Portfolio Management
                Multi-Manager Structure

28              SECTION 4: INVESTING WITH NATIONWIDE
                   FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

40              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

42              SECTION 6: FINANCIAL HIGHLIGHTS

                                                          CORE EQUITY SERIES | 1

--------------------------------------------------------------------------------

Core Equity Series

INTRODUCTION TO THE CORE EQUITY SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Growth Fund
Nationwide Large Cap Value Fund
Nationwide Mid Cap Growth Fund
Nationwide Fund
Nationwide Value Opportunities Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to offer a selection of investment options using equity investments across a spectrum of market capitalizations.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o Class A

o Class B

o Class C

o Class R

o Institutional Service Class*

o Institutional Class**

* The Nationwide Mid Cap Growth Fund and the Nationwide Fund currently do not offer Institutional Service Class Shares.

** The Nationwide Large Cap Value Fund currently does not offer Institutional Class shares.

The Nationwide Fund and the Nationwide Growth Fund also offer Class D shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:


COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 1000(R) Index, ranging from $479 million to $527.8 billion as of December 31, 2007.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $479 million to $42.1 billion as of December 31, 2007.

QUANTITATIVE - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                          CORE EQUITY SERIES | 3

SECTION 1 NATIONWIDE GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

PRINCIPAL STRATEGIES


The Fund invests primarily in COMMON STOCKS issued by LARGE-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund's subadviser uses research to determine if particular industries and individual companies are well positioned for long-term growth in an effort to identify those that appear to have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.

In selecting securities, the Fund's subadviser considers a range of factors relating to a particular company that include:


o     financial strength;

o     competitive position in its industry;

o     projected future earnings;


o     management's strength and depth and


o     cash flow


The Fund's subadviser typically sells a company's securities if:

o     the company's stock price exceeds a previously defined price target;


o     earnings expectations or outlook for earnings deteriorate;

o their prices fail to increase as anticipated or become unusually volatile or

o     more favorable opportunities are identified.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 1000(R) Growth Index, or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


4 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998    1999     2000     2001     2002    2003   2004   2005    2006   2007
--------------------------------------------------------------------------------
23.80%  16.60%  -30.30%  -27.70%  -28.70%  32.40%  8.11%  6.55%   6.31%  19.60%


BEST QUARTER: 16.60%%- 1ST QTR. OF 1998
WORST QUARTER: 28.00%- 1ST QTR. OF 2001


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                    12.46%    12.54%     -0.76%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                    13.40%    12.86%     -1.08%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                  17.53%    13.13%     -0.66%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                       14.18%    13.22%     -0.66%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions       14.13%    13.20%     -1.28%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions
   and Sales of Shares                               9.28%    11.60%     -0.46%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                    18.91%    13.79%     -0.11%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before
   Taxes(2)                                         19.73%    14.25%      0.11%
--------------------------------------------------------------------------------
Institutional Class shares -Before Taxes(2)         19.65%    14.22%      0.08%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index(4)                     11.81%    12.10%      3.83%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (October 1, 2003), Institutional Service Class shares (January 2, 2002) and Institutional Class shares (June 29, 2004) are based on previous Class D performance. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been adjusted to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower. Institutional Service Class and Institutional Class shares do not have any sales charges.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of the stocks of the companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                          CORE EQUITY SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY                                                                                       INSTITUTIONAL
FROM YOUR                                                                                            SERVICE CLASS  INSTITUTIONAL
INVESTMENT)(1)       CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  SHARES         CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)      5.75%(2)        None            None            4.50%(2)        None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed
upon redemptions
(as a percentage
of offering or
sale price,
whichever is less)   None(3)         5.00%(4)        1.00%(5)        None            None            None           None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee(as a percentage
of amount redeemed
or exchanged)(6)     2.00%           2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND
OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED
FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
 Fund's
investments
professionally
managed)             0.60%           0.60%           0.60%           0.60%           0.60%           0.60%          0.60%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1)Fees
(paid from Fund
assets to cover the
cost of sales,
promotions and
other distribution
activities, as
well as certain
shareholder
servicing costs)     0.25%           1.00%           1.00%           None            0.50%           None           None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)    0.27%           0.21%           0.21%           0.21%           0.41%           0.21%          0.21%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES   1.12%           1.81%           1.81%           0.81%           1.51%           0.81%          0.81%
----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.06%, 0%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


6 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  683   $   911   $ 1,156   $  1,860
--------------------------------------------------------------------------------
Class B shares                               684       869     1,180      1,861
--------------------------------------------------------------------------------
Class C shares                               284       569       980      2,127
--------------------------------------------------------------------------------
Class D shares                               529       697       879      1,407
--------------------------------------------------------------------------------
Class R shares                               154       477       824      1,802
--------------------------------------------------------------------------------
Institutional Service Class shares            83       259       450      1,002
--------------------------------------------------------------------------------
Institutional Class shares                    83       259       450      1,002
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  184   $   569   $   980   $  1,861
--------------------------------------------------------------------------------
Class C shares                               184       569       980      2,127
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

                                                          CORE EQUITY SERIES | 7

SECTION 1 NATIONWIDE LARGE CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to maximize TOTAL RETURN, consisting of both capital appreciation and current income.

PRINCIPAL STRATEGIES


Under normal circumstances the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by LARGE-CAP COMPANIES, utilizing a VALUE STYLE of investing. In pursuing the Fund's objective, the Fund's subadviser compares securities of larger companies to others similarly situated, using some or all of the following factors, which the Fund's subadviser believes have predictive performance characteristics:


o     earnings momentum;

o     price momentum and

o     price-to-economic value.


The Fund's subadviser further seeks to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Fund's subadviser considers selling securities:

o     if there are other more attractive securities available;

o     if the business environment is changing or

o     to control the overall risk of the Fund's portfolio.


The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 1000(R) Value Index, or other funds with similar investment objectives and strategies.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

If the value of the Fund's investments goes down, you may lose money.


8 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

   1999     2000     2001      2002     2003     2004    2005     2006     2007
--------------------------------------------------------------------------------
 -4.70%   15.40%   -4.78%   -13.79%   28.03%   15.88%   7.67%   21.04%   -2.51%


BEST QUARTER: 16.30%% - 2ND QTR. OF 2003
WORST QUARTER: -18.05% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                               SINCE INCEPTION
                                           1 YEAR    5 YEARS    (NOV. 2, 1998)
-------------------------------------------------------------------------------
Class A shares - Before Taxes              -8.13%     12.17%          5.95%
-------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                           -9.85%     10.91%          5.00%
-------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares                            -2.96%     10.50%          4.93%
-------------------------------------------------------------------------------
Class B shares - Before Taxes              -7.36%     12.59%          5.87%
-------------------------------------------------------------------------------
Class C shares - Before Taxes (2,3)        -3.96%     12.83%          5.89%
-------------------------------------------------------------------------------
Class R shares - Before Taxes(2)           -2.79%     13.27%          6.09%
-------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(4)                            -2.51%     13.52%          6.63%
-------------------------------------------------------------------------------
Russell 1000(R) Value Index(5)              0.17%     14.63%          7.63%(6)
-------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (March 1, 2001), and Class R shares (October 1, 2003), are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) These returns include the performance of the Fund's Institutional Class shares through March 5, 2002 (when all the prior shares were liquidated) and the Fund's Class A shares from March 6, 2002 through December 31, 2007. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(5) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since October 31, 1998.


                                                          CORE EQUITY SERIES | 9

-------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                               INSTITUTIONAL SERVICE
FROM YOUR INVESTMENT)(1)                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)        None             None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)         5.00%(4)         1.00%(5)        None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%           2.00%            2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                      0.75%           0.75%            0.75%           0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                  0.25%           1.00%            1.00%           0.50%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                             0.42%           0.31%            0.31%           0.51%          0.31%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(8)                                   1.42%           2.06%            2.06%           1.76%          1.06%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.11%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written agreement limiting operating expenses to 1.15% for each Class at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale-dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.56% for Class A, 1.81% for Class R and 1.31% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


10 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $711      $998    $1,307      $2,179
--------------------------------------------------------------------------------
Class B shares                              709       946     1,308       2,149
--------------------------------------------------------------------------------
Class C shares                              309       646     1,108       2,390
--------------------------------------------------------------------------------
Class R shares                              179       554       954       2,073
--------------------------------------------------------------------------------
Institutional Service Class shares          108       337       585       1,294
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                         1 YEAR   3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $209      $646    $1,108      $2,149
--------------------------------------------------------------------------------
Class C shares                              209       646     1,108       2,390
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 11

SECTION 1 NATIONWIDE MID CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In pursuing the Fund's objective, the Fund's subadviser seeks "growth" companies that appear to be reasonably priced, using several of the following characteristics:


o consistent above-average earnings growth and superior forecasted growth versus the market;

o     financial stability and strength;

o     a healthy balance sheet;

o     strong competitive advantage within a company's industry;

o     positive investor sentiment;

o     relative market value and

o     strong management team.


The Fund's subadviser may sell securities based on the following criteria:


o     change in company fundamentals;

o     cheaper attractive stocks become available or

o     financial stability and strength weaken.


While the Fund's subadviser may also sell a security if its MARKET CAPITALIZATION exceeds that of its benchmark range, it is not required to sell solely because of that fact.

The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


MID-CAP RISK stocks of mid-sized companies may be less stable in price and less liquid than those of larger, more established companies.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.

If the value of the Fund's investments goes down, you may lose money.


12 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2003     2004    2005     2006    2007
--------------------------------------------
37.39%   14.73%   9.38%    9.83%   8.98%


BEST QUARTER: 20.91% - 2ND QTR. OF 2003
WORST QUARTER: -5.71% - 2ND QTR. OF 2006


After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                               1 YEAR   5 YEAR   (OCT. 1, 2002)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)              2.47%   13.93%             13.81%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)              3.03%   14.37%             14.34%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)            6.93%   14.61%             14.44%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)              8.46%   15.10%             14.91%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                               8.98%   15.59%             15.38%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes                                  8.98%   15.59%             15.38%
--------------------------------------------------------------------------------
Institutional Class shares -
After Taxes on Distributions                  6.97%   14.44%             14.29%
--------------------------------------------------------------------------------
Institutional Class shares -
After Taxeson Distributions
and Sales of Shares                           7.40%   13.45%             13.30%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(4)               11.43%   17.90%          18.95%(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns prior to the creation of Class A shares (March 5, 2003), Class B and Class C shares (August 21, 2003) and Class R shares (October 1, 2003) are based on the previous performance of Institutional Class shares. Returns for the Institutional Service Class shares through December 31, 2007 include performance of the Fund's Institutional Class because the Institutional Service Class has not yet commenced operations. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class B, Class C, Class R and Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges (where applicable), but have not been adjusted to reflect differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees). If these fees were reflected, the performance for Class A, Class B, Class C, Class R and Institutional Service Class shares would have been lower.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) The Russell Midcap Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(5) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2002.


                                                         CORE EQUITY SERIES | 13

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                  SERVICE CLASS         INSTITUTIONAL
FROM YOUR INVESTMENT)(1)         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES                CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering
  price)                         5.75%(2)        None            None            None            None                  None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
  whichever is less)             None(3)         5.00%(4)        1.00%(5)        None            None                  None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)        2.00%           2.00%           2.00%           2.00%           2.00%                 2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)          0.75%           0.75%           0.75%           0.75%           0.75%                 0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing   costs)               0.25%           1.00%           1.00%           0.50%           None                  None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                0.96%           0.95%           0.95%           1.15%           0.95%                 0.95%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES               1.96%           2.70%           2.70%           2.40%           1.70%                 1.70%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)         0.55%           0.55%           0.55%           0.55%           0.55%                 0.55%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
  REIMBURSEMENTS)                1.41%           2.15%           2.15%           1.85%           1.15%                 1.15%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A Contingent Deferred Sales Charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written agreement limiting operating expenses to 1.15% for all share classes at least through May 1, 2009.This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.65% for Class A, 1.90% for Class R and 1.40% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


14 | CORE EQUITY SERIES

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  710   $ 1,105   $ 1,524   $  2,687
--------------------------------------------------------------------------------
Class B shares                               718     1,086     1,581      2,729
--------------------------------------------------------------------------------
Class C shares                               318       786     1,381      2,952
--------------------------------------------------------------------------------
Class R shares                               188       696     1,231      2,694
--------------------------------------------------------------------------------
Institutional Service Class shares           117       482       871      1,963
--------------------------------------------------------------------------------
Institutional Class shares                   117       482       871      1,963
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  218   $   786   $ 1,381   $  2,729
--------------------------------------------------------------------------------
Class C shares                               218       786     1,381      2,992
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


                                                         CORE EQUITY SERIES | 15

SECTION 1 NATIONWIDE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks TOTAL RETURN through a flexible combination of capital appreciation and current income.

PRINCIPAL STRATEGIES


The Fund invests primarily in COMMON STOCKS and other EQUITY SECURITIES, using a multi-disciplined approach, which blends fundamental and QUANTITATIVE investment techniques. The Fund's subadviser emphasizes fundamental analysis in managing some portions of the Fund; other portions of the Fund are subject to a more quantitative approach. The fundamental portions use both bottom-up qualitative research as well as quantitative inputs in constructing a core portfolio; the quantitative portion seeks to add to the Fund's performance while moderating its risk versus the Fund's benchmark. The Fund's subadviser integrates these portions to produce an overall core equity style, which it may opportunistically "tilt" slightly either in the direction of a GROWTH STYLE or a VALUE STYLE, depending on market circumstances. The Fund's subadviser seeks to invest in companies with one or more of the following characteristics:


o     above-average revenue growth;

o     above-average earnings growth;

o     consistent earnings growth and

o     attractive valuation.


In seeking total return, the Fund's subadviser seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks in which the Fund invests pay dividends, the Fund's subadviser anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The Fund's subadviser generally sells a company's securities if:

o     the share price increases significantly;

o     the earnings outlook becomes less attractive or


o     more favorable opportunities are identified.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's (S&P) 500(R) Index, or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


16 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998    1999    2000     2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
29.60%  -0.20%  -2.30%  -11.90% -17.10%  26.71%   9.77%   7.36%  13.84%   7.91%


BEST QUARTER: 18.35% -  4TH QTR. OF 1998
WORST QUARTER: -18.79% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                     1.45%    11.37%      4.65%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                     2.44%    11.66%      4.50%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                   5.97%    11.91%      4.80%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                        3.06%    11.94%      5.00%
--------------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions                                    -1.83%     9.39%      2.77%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions and Sales of Shares                    3.28%     9.28%      3.37%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                     7.35%    12.57%      5.30%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                                      6.86%    11.91%      4.80%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                                      7.96%    13.03%      5.52%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)                                  5.49%    12.83%      5.91%

--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (October 1, 2003), Institutional Service Class shares (January 2, 2002) and Institutional Class shares (June 29, 2004) are based on previous Class D performance. The Institutional Service Class closed on February 10, 2005. From February 10, 2005 to December 31, 2007, the Institutional Service Class performance includes the returns for Class C shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been adjusted to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class A, Class B, Class C and Class R shares would have been lower. Institutional Service Class and Institutional Class shares do not have any sales charges.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) The S&P 500(R) Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                         CORE EQUITY SERIES | 17

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                                         INSTITUTIONAL
(PAID DIRECTLY                                                                                           SERVICE CLASS INSTITUTIONAL
FROM YOUR INVESTMENT)(1) CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  SHARES        CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
  offering price)        5.75%(2)        None            None            4.50%(2)        None            None          None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed upon
redemptions (as a
percentage of
offering or sale
price, whichever is
  less)                  None(3)         5.00%(4)        1.00%(5)        None            None            None          None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed or
  exchanged) (6)         2.00%           2.00%           2.00%           2.00%           2.00%           2.00%         2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
  managed)               0.57%           0.57%           0.57%           0.57%           0.57%           0.57%         0.57%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1)Fees
(paid from Fund
assets to cover the
cost of sales,
promotions and other
distribution
activities, as
well as certain
shareholder servicing
  costs)                 0.25%           1.00%           1.00%           None            0.50%           None          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)        0.15%           0.14%           0.14%           0.19%           0.34%           0.14%         0.14%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES       0.97%           1.71%           1.71%           0.76%           1.41%           0.71%         0.71%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance.The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.01%, 0.05%, 0.20% and 0%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


18 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  668   $   866   $ 1,080   $  1,686
--------------------------------------------------------------------------------
Class B shares                               674       839     1,129      1,731
--------------------------------------------------------------------------------
Class C shares                               274       539       928      2,019
--------------------------------------------------------------------------------
Class D shares                               524       682       853      1,350
--------------------------------------------------------------------------------
Class R shares                               144       446       771      1,691
--------------------------------------------------------------------------------
Institutional Service Class shares            73       227       395        883
--------------------------------------------------------------------------------
Institutional Class shares                    73       227       395        883
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  174   $   539   $   928   $  1,731
--------------------------------------------------------------------------------
Class C shares                               174       539       928      2,019
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 19

SECTION 1 NATIONWIDE VALUE OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation through investment in COMMON STOCKS or their equivalent.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests primarily in EQUITY SECURITIES issued by SMALL-CAP COMPANIES that the Fund's subadviser considers to be "value" companies. In pursuing a VALUE STYLE of investing, the Fund seeks securities of companies with good earnings growth potential that the Fund's subadviser believes the market has undervalued. These companies may be undervalued because:


o     they are not well recognized;

o they may be experiencing special situations, such as acquisitions, mergers or other unusual developments or

o they may be experiencing significant business problems but have favorable prospects for recovery.

Small-cap companies often are undervalued because they may not be regularly researched by securities analysts or because institutional investors (who comprise a majority of the trading volume of publicly available securities) may be less interested due to the difficulty in purchasing a meaningful position that does not constitute a large percentage of the company's outstanding common stock. Consequently, greater discrepancies in the valuation of small-cap companies may at times result.

The Fund may invest in equity securities of MID-CAP COMPANIES, real estate investment trusts ("REITs"), and companies based either in the U.S. or in other countries.


The Fund's subadviser may sell a security:


o     if there are more attractive securities available;

o     if the business environment is changing or

o     to control the overall risk of the portfolio.


The Adviser has selected NorthPointe Capital, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than stocks or large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.

SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.

FOREIGN SECURITIES RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default or prepayment risk.


20 | CORE EQUITY SERIES

MID-CAP RISK - stocks of mid-sized companies may be less stable in price and less liquid than those of larger, more established companies.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2000       2001      2002      2003     2004      2005      2006      2007
----------------------------------------------------------------------------
31.52%      1.85%   -14.36%    36.99%   13.40%     7.89%    17.84%    -7.64%


BEST QUARTER: 18.51% - 2ND QTR. OF 2003
WORST QUARTER: -16.45% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                             SINCE INCEPTION
                                          1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes            -12.97%    11.40%             9.07%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                         -16.78%     8.23%             6.99%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares         -7.19%     8.73%             7.15%
--------------------------------------------------------------------------------
Class B shares - Before Taxes            -12.02%    11.74%             9.18%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)        -9.01%    11.97%             9.17%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)          -7.87%    12.39%             9.43%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                              -7.27%    12.74%             9.64%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                           -7.27%    12.74%             9.64%
--------------------------------------------------------------------------------
Russell 2000(R) Index(5)                  -1.57%    16.25%             6.68%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class C and Class R shares have been adjusted to eliminate sales charges that do not apply to those classes, but have not been adjusted to reflect any lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.


                                                         CORE EQUITY SERIES | 21

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                 INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)   5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)         0.70%           0.70%           0.70%           0.70%           0.70%                  0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.50%           None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)               0.69%           0.66%           0.66%           0.86%           0.66%                  0.66%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                        1.64%           2.36%           2.36%           2.06%           1.36%                  1.36%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/ Expense
Reimbursement(8)                0.26%           0.26%           0.26%           0.26%           0.26%                  0.26%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                 1.38%           2.10%           2.10%           1.80%           1.10%                  1.10%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.03%, 0.20%, and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.10% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than five years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.60% for Class A shares, 1.85% for Class R shares and 1.35% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


22 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------
Class A shares*                        $707    $1,039   $1,392     $2,386
--------------------------------------------------------------------------
Class B shares                          713     1,012    1,437      2,413
--------------------------------------------------------------------------
Class C shares                          313       712    1,237      2,676
--------------------------------------------------------------------------
Class R shares                          183       621    1,085      2.369
--------------------------------------------------------------------------
Institutional Service Class shares      112       405      720      1,612
--------------------------------------------------------------------------
Institutional Class shares              112       405      720      1,612
--------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                     1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------------------
Class B shares                         $213      $712   $1,237     $2,413
--------------------------------------------------------------------------
Class C shares                          213       712    1,237      2,676
--------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


                                                         CORE EQUITY SERIES | 23

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and


o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.


Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - a security that gives its holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


24 | CORE EQUITY SERIES

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default or prepayment risk.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                         CORE EQUITY SERIES | 25

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

----------------------------------------------------------
                                       ACTUAL MANAGEMENT
FUND                                            FEE PAID
----------------------------------------------------------
Nationwide Growth Fund                              0.60%
----------------------------------------------------------
Nationwide Large Cap Value Fund                     0.75%
----------------------------------------------------------
Nationwide Mid Cap Growth Fund                      0.20%
----------------------------------------------------------
Nationwide Fund                                     0.57%
----------------------------------------------------------
Nationwide Value Opportunities Fund                 0.44%
----------------------------------------------------------

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

NORTHPOINTE CAPITAL LLC ("NORTHPOINTE") is subadviser to the Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund and Nationwide Value Opportunities Fund. NorthPointe is located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN") is subadviser to the Nationwide Fund and Nationwide Growth Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE GROWTH FUND

Christopher Baggini, CFA, senior portfolio manager, and Douglas Burtnick, CFA, portfolio manager are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. From November 1996 to March 2000, Mr. Baggini was a portfolio manager for Allied Investment Advisors.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnick served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

NATIONWIDE LARGE CAP VALUE FUND

Jeffrey C. Petherick, CFA, Mary C. Champagne, CFA, and Peter J. Cahill, CFA, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Petherick, Ms. Champagne, and Mr. Cahill each joined NorthPointe in January 2000.


26 | CORE EQUITY SERIES

NATIONWIDE FUND


Gary D. Haubold, CFA, senior portfolio manager, oversees the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, co-portfolio manager, oversees the quantitatively managed portion of the Fund. Mr. Haubold and Mr. Cerniglia are responsible for the day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Haubold joined Aberdeen in October 2007. Prior to that he was a portfolio manager employed by NFA since December 2003. Before joining NFA, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000.

Mr. Cerniglia, portfolio manager and senior quantitative analyst, assumed portfolio co-management responsibilities for the Fund on April 12, 2006. He joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2000, where he was responsible for developing and implementing quantitative investment strategies for the firm's range of equity Funds.


NATIONWIDE MID CAP GROWTH FUND


Robert D. Glise, CFA, is responsible for the day-to-day management of the Fund and investment selection. Mr. Glise joined NorthPointe in April 2002. He has over 12 years experience managing mid capitalization securities.


NATIONWIDE VALUE OPPORTUNITIES FUND


Jeffrey C. Petherick, CFA, Mary C. Champagne, CFA, and Peter J. Cahill, CFA, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Petherick, Ms. Champagne, and Mr. Cahill each joined NorthPointe in January 2000.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to the
Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance,including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                         CORE EQUITY SERIES | 27

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o    which share classes are available to you,

o    how long you expect to own your shares,

o    how much you intend to invest,

o    total costs and expenses associated with a particular share class and

o    whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors and Class D shares, which are available only to certain investors.

Class R, Institutional Service Class and Institutional Class shares also are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS D, CLASS B
AND CLASS C SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A AND
CLASS D SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75% for Class A                 portion of your initial investment goes
shares and 4.50% for                    toward the sales charge and is not
Class D shares.                         invested.

Contingent deferred                  Reduction and waivers of sales charges may
sales charge (CDSC)(1)                  be available.
(Class A shares only)

Annual service and/or                Total annual operating expenses are lower
12b-1 fee of 0.25%                      than Class B and Class C expenses which
(Class A shares only)                   means higher dividends and/or net asset
Administrative services                 value ("NAV") per share.
fee up to 0.25%

                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may be
                                        available.
                                     The CDSC declines 1% in most years to zero
                                        after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                      than Class A expenses which means lower
No administrative                       dividends and/or NAV per share.
services fee

                                     Automatic conversion to Class A shares
                                        after seven years, which means lower
                                        annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                        Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                        investment immediately goes
                                        toward buying shares.

                                     No reduction of CDSC, but waivers may be
                                        available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                      than Class A expenses which means lower
No administrative                       dividends and/or NAV per share.
services fee

                                     No conversion feature.

                                     Maximum investment amount of $1,000,000(2).
                                        Larger investments may be rejected.
--------------------------------------------------------------------------------


(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% for the Nationwide Value Opportunities Fund and 0.50% for the other Funds will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2) This limit was calculated based on a one-year holding period.


28 | CORE EQUITY SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares


--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                          OFFERING         INVESTED      PERCENTAGE OF
PURCHASE                              PRICE  (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                     5.75%            6.10%              5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                    4.75             4.99               4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                  3.50             3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                  2.50             2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                  2.00             2.04               1.75
--------------------------------------------------------------------------------
$1 million or more                    None             None               None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity.

o persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES


--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                          OFFERING         INVESTED      PERCENTAGE OF
PURCHASE                              PRICE  (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $ 50,000                    4.50%            4.71%              4.00%
--------------------------------------------------------------------------------
$50,000 to $ 99,999                   4.00             4.17               3.50
--------------------------------------------------------------------------------
$100,000 to $ 249,999                 3.00             3.09               2.50
--------------------------------------------------------------------------------
$250,000 to $ 499,999                 2.50             2.56               1.75
--------------------------------------------------------------------------------
$500,000 to $ 999,999                 2.00             2.04               1.25
--------------------------------------------------------------------------------
$1 million to $ 24,999,999            0.50             0.50               0.50
--------------------------------------------------------------------------------
$25 million or more                   None             None               None
--------------------------------------------------------------------------------


REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you

                                                         CORE EQUITY SERIES | 29
previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------

WAIVER OF CLASS A AND CLASS D SALES CHARGES


Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from redemptions of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% (1.00% for Nationwide Value Opportunities Fund) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN
REDEMPTIONS OF CLASS A SHARES OF THE NATIONWIDE VALUE
OPPORTUNITIES FUND

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                             1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES OF THE OTHER FUNDS

--------------------------------------------------------------------------------
AMOUNT OF                                               1 MILLION   $25 MILLION
PURCHASE                                           TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                                          18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                                              0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.


30 | CORE EQUITY SERIES

--------------------------------------------------------------------------------


WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A,
CLASS B AND CLASS C SHARES


The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------
CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES


Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------
CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

                                                         CORE EQUITY SERIES | 31

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or of paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either
                                  a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative

32 | CORE EQUITY SERIES

Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and


o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                                         CORE EQUITY SERIES | 33

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE *  OR SELL ** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         *   EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND             DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE SALE OF SHARES AT ANY TIME.                                      **  A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.

-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Fund
                                                                    written notice of its termination.)

o     if you choose this method to open a new account, you must     o    your proceeds typically will be wired to your bank on the
      call our toll-free number before you wire your investment          next business day after your order has been processed.
      and arrange to fax your completed application.

o     your bank may charge a fee to wire funds.                     o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.

o     the wire must be received by 4:00 p.m. in order to receive    o    your financial institution may also charge a fee for
      the current day's NAV.                                             receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class shares should call our toll-free number.


34 | CORE EQUITY SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 35

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS
CLASS A, CLASS D, CLASS B AND CLASS C SHARES

To open an account                                      $    2,000 (per Fund)
To open an IRA account                                  $    1,000 (per Fund)
Additional investments                                  $      100 (per Fund)
To start an Automatic
Asset Accumulation Plan                                 $    1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                     $       50
--------------------------------------------------------------------------------

CLASS R SHARES

To open an account                                                 No Minimum
Additional investments                                             No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                      $   50,000 (per Fund)
Additional investments                                             No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account                                      $1,000,000 (per Fund)
Additional investments                                             No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

36 | CORE EQUITY SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM


You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES


You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or


o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 37

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser and/or subadviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

38 | CORE EQUITY SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Exchange and redemption fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                         CORE EQUITY SERIES | 39

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification


40 | CORE EQUITY SERIES
requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                         CORE EQUITY SERIES | 41

SECTION 6 NATIONWIDE GROWTH FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------
                                                   INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                  NET ASSET             NET   UNREALIZED
                                     VALUE,      INVESTMENT        GAINS   TOTAL FROM
                                  BEGINNING          INCOME  (LOSSES) ON   INVESTMENT
                                  OF PERIOD          (LOSS)  INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $4.74       (0.01)            1.19         1.18
Year Ended October 31, 2004           $5.92       (0.02)            0.18         0.16
Year Ended October 31, 2005           $6.08       (0.01)            0.63         0.62
Year Ended October 31, 2006           $6.69       (0.04)            0.55         0.51
Year Ended October 31, 2007 (g)       $7.20             (h)         1.96         1.96
--------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003           $4.44       (0.04)            1.11         1.07
Year Ended October 31, 2004           $5.51       (0.05)            0.15         0.10
Year Ended October 31, 2005           $5.61       (0.05)            0.59         0.54
Year Ended October 31, 2006           $6.15       (0.07)            0.50         0.43
Year Ended October 31, 2007 (g)       $6.58       (0.05)            1.78         1.73
--------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003           $4.44       (0.04)            1.11         1.07
Year Ended October 31, 2004           $5.51       (0.05)            0.16         0.11
Year Ended October 31, 2005           $5.62       (0.04)            0.58         0.54
Year Ended October 31, 2006           $6.16       (0.05)            0.47         0.42
Year Ended October 31, 2007 (g)       $6.58       (0.06)            1.79         1.73
--------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003           $4.79             (h)         1.21         1.21
Year Ended October 31, 2004           $6.00             (h)         0.17         0.17
Year Ended October 31, 2005           $6.17         0.01            0.65         0.66
Year Ended October 31, 2006           $6.81             (h)         0.54         0.54
Year Ended October 31, 2007 (g)       $7.35         0.02            2.00         2.02
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                           DISTRIBUTIONS
---------------------------------------------------------------------------------------------
                                            NET                    NET ASSET
                                     INVESTMENT           TOTAL   VALUE, END           TOTAL
                                         INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              --                 --         $5.92          24.89%
Year Ended October 31, 2004              --                 --         $6.08           2.70%
Year Ended October 31, 2005           (0.01)             (0.01)        $6.69          10.22%
Year Ended October 31, 2006              --                 --         $7.20           7.62%
Year Ended October 31, 2007 (g)       (0.02)             (0.02)        $9.14          27.24%
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003              --                 --         $5.51          24.10%
Year Ended October 31, 2004              --                 --         $5.61           1.81%
Year Ended October 31, 2005              --                 --         $6.15           9.63%
Year Ended October 31, 2006              --                 --         $6.58           6.99%
Year Ended October 31, 2007 (g)       (0.01)             (0.01)        $8.30          26.23%
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              --                 --         $5.51          24.10%
Year Ended October 31, 2004              --                 --         $5.62           2.00%
Year Ended October 31, 2005              --                 --         $6.16           9.61%
Year Ended October 31, 2006              --                 --         $6.58           6.82%
Year Ended October 31, 2007 (g)       (0.01)             (0.01)        $8.30          26.37%
---------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003              --                 --         $6.00          25.26%
Year Ended October 31, 2004              --(j)              --         $6.17           2.87%
Year Ended October 31, 2005           (0.02)             (0.02)        $6.81          10.74%
Year Ended October 31, 2006              --                 --         $7.35           7.93%
Year Ended October 31, 2007 (g)       (0.02)             (0.02)        $9.35          27.57%
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                                      RATIO OF      INVESTMENT
                                                                         RATIO        EXPENSES   INCOME (LOSS)
                                                                        OF NET       (PRIOR TO       (PRIOR TO
                                  NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                   AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                      PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                      (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $  6,529            1.13%          (0.22%)             (f)             (f)        281.63%
Year Ended October 31, 2004         $ 30,641            1.19%          (0.36%)             (f)             (f)        286.06%
Year Ended October 31, 2005         $ 29,467            1.34%          (0.14%)             (f)             (f)        281.51%
Year Ended October 31, 2006         $ 12,816            1.15%          (0.29%)           1.15%         (0.29%)        284.67%
Year Ended October 31, 2007 (g)     $ 18,241            1.12%          (0.05%)           1.12%         (0.06%)        262.81%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $  3,980            1.84%          (0.93%)             (f)             (f)        281.63%
Year Ended October 31, 2004         $  5,817            1.84%          (1.00%)             (f)             (f)        286.06%
Year Ended October 31, 2005         $  5,325            1.98%          (0.78%)             (f)             (f)        281.51%
Year Ended October 31, 2006         $  4,445            1.80%          (0.94%)           1.80%         (0.94%)        284.67%
Year Ended October 31, 2007 (g)     $  4,289            1.81%          (0.72%)           1.82%         (0.73%)        262.81%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $    101            1.84%          (0.95%)             (f)             (f)        281.63%
Year Ended October 31, 2004         $    248            1.84%          (1.01%)             (f)             (f)        286.06%
Year Ended October 31, 2005         $    550            2.03%          (0.96%)             (f)             (f)        281.51%
Year Ended October 31, 2006         $    777            1.77%          (0.93%)           1.77%         (0.93%)        284.67%
Year Ended October 31, 2007 (g)     $  2,744            1.79%          (0.79%)           1.79%         (0.80%)        262.81%
------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003         $235,758            0.86%           0.05%              (f)             (f)        281.63%
Year Ended October 31, 2004         $216,843            0.85%          (0.01%)             (f)             (f)        286.06%
Year Ended October 31, 2005         $202,682            0.99%           0.21%              (f)             (f)        281.51%
Year Ended October 31, 2006         $182,519            0.80%           0.05%            0.80%           0.05%        284.67%
Year Ended October 31, 2007 (g)     $192,849            0.81%           0.27%            0.82%           0.26%        262.81%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   There were no fee reductions during the period.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


42 | CORE EQUITY SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                          NET
                                                                     REALIZED
                                                                          AND
                                      NET ASSET             NET    UNREALIZED
                                         VALUE,      INVESTMENT         GAINS   TOTAL FROM
                                      BEGINNING          INCOME   (LOSSES) ON   INVESTMENT
                                      OF PERIOD          (LOSS)   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ending October 31, 2003 (f)        $5.76       (0.01)             0.25         0.24
Year Ended October 31, 2004               $6.00       (0.03)             0.18         0.15
Year Ended October 31, 2005               $6.15       (0.01)             0.64         0.63
Year Ended October 31, 2006               $6.77       (0.03)             0.53         0.50
Year Ended October 31, 2007 (h)           $7.27       (0.04)             1.98         1.94
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $4.79            (j)           1.22         1.22
Year Ended October 31, 2004 (h)           $6.01         0.01             0.17         0.18
Year Ended October 31, 2005               $6.19            (j)           0.65         0.65
Year Ended October 31, 2006               $6.82            (j)           0.54         0.54
Year Ended October 31, 2007 (h)           $7.36         0.02             2.00         2.02
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)         $6.34            (j)          (0.17)       (0.17)
Year Ended October 31, 2005               $6.17            (j)           0.65         0.65
Year Ended October 31, 2006               $6.80            (j)           0.54         0.54
Year Ended October 31, 2007 (h)           $7.34         0.02             2.01         2.03
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                              DISTRIBUTIONS
-------------------------------------------------------------------------------------------------
                                                NET                    NET ASSET
                                         INVESTMENT           TOTAL   VALUE, END           TOTAL
                                             INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ending October 31, 2003 (f)           --                 --         $6.00           4.17%
Year Ended October 31, 2004                  --                 --         $6.15           2.50%
Year Ended October 31, 2005               (0.01)             (0.01)        $6.77          10.28%
Year Ended October 31, 2006                  --                 --         $7.27           7.39%
Year Ended October 31, 2007 (h)           (0.01)             (0.01)        $9.20          26.76%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  --                 --         $6.01          25.47%
Year Ended October 31, 2004 (h)              --(j)              --         $6.19           3.03%
Year Ended October 31, 2005               (0.02)             (0.02)        $6.82          10.55%
Year Ended October 31, 2006                  --                 --         $7.36           7.92%
Year Ended October 31, 2007 (h)           (0.02)             (0.02)        $9.36          27.53%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)            --                 --         $6.17         (2.68%)
Year Ended October 31, 2005               (0.02)             (0.02)        $6.80          10.59%
Year Ended October 31, 2006                  --                 --         $7.34           7.94%
Year Ended October 31, 2007 (h)           (0.03)             (0.03)        $9.34          27.61%
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                             RATIO        EXPENSES   INCOME (LOSS)
                                                                            OF NET       (PRIOR TO       (PRIOR TO
                                      NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                       AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                          PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                          (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ending October 31, 2003 (f)       $     1            1.42%          (0.76%)           1.52%           0.86%        281.63%
Year Ended October 31, 2004              $     1            1.29%          (0.46%)             (g)             (g)        286.06%
Year Ended October 31, 2005              $     1            1.29%          (0.14%)             (g)             (g)        281.51%
Year Ended October 31, 2006              $     1            1.28%          (0.47%)           1.28%         (0.47%)        284.67%
Year Ended October 31, 2007 (h)          $     2            1.48%          (0.44%)           1.49%         (0.44%)        262.81%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $75,002            0.84%            0.06%             (g)             (g)        281.63%
Year Ended October 31, 2004 (h)          $     1            0.84%            0.22%             (g)             (g)        286.06%
Year Ended October 31, 2005              $     1            1.04%            0.11%             (g)             (g)        281.51%
Year Ended October 31, 2006              $     1            0.80%            0.02%           0.80%           0.02%        284.67%
Year Ended October 31, 2007 (h)          $     1            0.81%            0.22%           0.81%           0.22%        262.81%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)        $     1            0.80%          (0.06%)             (g)             (g)        286.06%
Year Ended October 31, 2005              $     1            1.04%            0.11%             (g)             (g)        281.51%
Year Ended October 31, 2006              $     1            0.79%            0.02%           0.79%           0.02%        284.67%
Year Ended October 31, 2007 (h)          $     1            0.81%            0.23%           0.81%           0.23%        262.81%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.

(h) Net investment income (loss) is based on average shares outstanding during the period.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   The amount is less than $0.005.


                                                         CORE EQUITY SERIES | 43

SECTION 6 NATIONWIDE LARGE CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------
                                                                      INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------------------
                                                                                             NET
                                                                                        REALIZED
                                                                                             AND
                                                        NET ASSET             NET     UNREALIZED
                                                           VALUE,      INVESTMENT          GAINS   TOTAL FROM
                                                        BEGINNING          INCOME    (LOSSES) ON   INVESTMENT
                                                        OF PERIOD          (LOSS)    INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                               $ 8.75          0.10             1.69         1.79
Year Ended October 31, 2004                               $10.44          0.10             1.35         1.45
Year Ended October 31, 2005                               $11.79          0.15             1.34         1.49
Year Ended October 31, 2006                               $13.14          0.17             2.46         2.63
Year Ended October 31, 2007 (g)                           $15.02          0.13             1.05         1.18
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                               $ 8.64          0.03             1.67         1.70
Year Ended October 31, 2004                               $10.30          0.03             1.33         1.36
Year Ended October 31, 2005                               $11.63          0.06             1.33         1.39
Year Ended October 31, 2006                               $12.96          0.07             2.43         2.50
Year Ended October 31, 2007 (g)                           $14.80          0.04             1.04         1.08
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                               $ 8.63          0.04             1.66         1.70
Year Ended October 31, 2004                               $10.28          0.03             1.33         1.36
Year Ended October 31, 2005                               $11.60          0.06             1.33         1.39
Year Ended October 31, 2006                               $12.91          0.07             2.43         2.50
Year Ended October 31, 2007 (g)                           $14.75          0.03             1.03         1.06
--------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)                         $ 9.92              (h)          0.39         0.39
Year Ended October 31, 2004                               $10.31          0.08             1.33         1.41
Year Ended October 31, 2005                               $11.64          0.15             1.33         1.48
Year Ended October 31, 2006                               $12.97          0.14             2.44         2.58
Year Ended October 31, 2007 (g)                           $14.81          0.07             1.03         1.10
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                                              NET         NET                   NET ASSET
                                                       INVESTMENT    REALIZED           TOTAL   VALUE,END           TOTAL
                                                           INCOME       GAINS   DISTRIBUTIONS   OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                                (0.10)         --           (0.10)     $10.44           20.57%
Year Ended October 31, 2004                                (0.10)         --           (0.10)     $11.79           13.92%
Year Ended October 31, 2005                                (0.14)         --           (0.14)     $13.14           12.63%
Year Ended October 31, 2006                                (0.15)      (0.60)          (0.75)     $15.02           20.81%
Year Ended October 31, 2007 (g)                            (0.16)      (2.01)          (2.17)     $14.03            8.38%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                                (0.04)         --           (0.04)     $10.30           19.80%
Year Ended October 31, 2004                                (0.03)         --           (0.03)     $11.63           13.25%
Year Ended October 31, 2005                                (0.06)         --           (0.06)     $12.96           11.97%
Year Ended October 31, 2006                                (0.06)      (0.60)          (0.66)     $14.80           20.06%
Year Ended October 31, 2007 (g)                            (0.08)      (2.01)          (2.09)     $13.79            7.68%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                                (0.05)         --           (0.05)     $10.28           19.77%
Year Ended October 31, 2004                                (0.04)         --           (0.04)     $11.60           13.25%
Year Ended October 31, 2005                                (0.08)         --           (0.08)     $12.91           11.98%
Year Ended October 31, 2006                                (0.06)      (0.60)          (0.66)     $14.75           20.11%
Year Ended October 31, 2007 (g)                            (0.08)      (2.01)          (2.09)     $13.72            7.63%
--------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)                             --          --              --      $10.31            3.93%
Year Ended October 31, 2004                                (0.08)         --           (0.08)     $11.64           13.71%
Year Ended October 31, 2005                                (0.15)         --           (0.15)     $12.97           12.73%
Year Ended October 31, 2006                                (0.14)      (0.60)          (0.74)     $14.81           20.69%
Year Ended October 31, 2007 (g)                            (0.14)      (2.01)          (2.15)     $13.76            7.91%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                          RATIO        RATIO OF      INVESTMENT
                                                                         OF NET        EXPENSES   INCOME (LOSS)
                                                                     INVESTMENT       (PRIOR TO       (PRIOR TO
                                       NET ASSETS         RATIO OF       INCOME      REIMBURSE-      REIMBURSE-
                                        AT END OF         EXPENSES    (LOSS) TO       MENTS) TO       MENTS) TO
                                           PERIOD       TO AVERAGE      AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000S)   NET ASSETS (c)   ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $24,800             1.39%        1.06%           1.47%           0.98%         77.28%
Year Ended October 31, 2004              $24,846             1.39%        0.91%           1.45%           0.84%         58.61%
Year Ended October 31, 2005              $28,232             1.44%        1.09%           1.47%           1.06%         67.00%
Year Ended October 31, 2006              $23,753             1.44%        1.14%           1.44%           1.14%         95.14%
Year Ended October 31, 2007 (g)          $29,106             1.42%        0.90%           1.43%           0.89%         88.20%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $  751             2.00%        0.43%           2.08%           0.35%         77.28%
Year Ended October 31, 2004               $  982             2.00%        0.29%           2.06%           0.22%         58.61%
Year Ended October 31, 2005               $1,342             2.06%        0.46%           2.08%           0.44%         67.00%
Year Ended October 31, 2006               $1,588             2.05%        0.52%           2.06%           0.51%         95.14%
Year Ended October 31, 2007 (g)           $1,636             2.06%        0.27%           2.07%           0.27%         88.20%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $  248             2.00%        0.38%           2.08%           0.30%         77.28%
Year Ended October 31, 2004               $  743             2.00%        0.21%           2.06%           0.14%         58.61%
Year Ended October 31, 2005               $4,888             2.06%        0.34%           2.07%           0.34%         67.00%
Year Ended October 31, 2006               $5,966             2.06%        0.52%           2.06%           0.51%         95.14%
Year Ended October 31, 2007 (g)           $7,606             2.07%        0.25%           2.07%           0.25%         88.20%
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)         $    1             1.60%        0.48%           2.06%           0.02%         77.28%
Year Ended October 31, 2004               $    1             1.54%        0.75%           1.86%           0.42%         58.61%
Year Ended October 31, 2005               $    1             1.33%        1.18%           1.38%           1.12%         67.00%
Year Ended October 31, 2006               $    2             1.57%        1.00%           1.59%           0.98%         95.14%
Year Ended October 31, 2007 (g)           $  155             1.70%        0.51%           1.71%           0.51%         88.20%
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005


44 | CORE EQUITY SERIES

SECTION 6 NATIONWIDE MID CAP GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------------------------
                                                                                         NET
                                                                                    REALIZED
                                                                                         AND
                                                        NET ASSET          NET    UNREALIZED
                                                           VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                                        BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (f) (g)                     $ 9.88        (0.08)         4.04         3.96
Year Ended October 31, 2004                               $13.84        (0.13)         0.87         0.74
Year Ended October 31, 2005                               $14.21        (0.13)         2.16         2.03
Year Ended October 31, 2006                               $15.55        (0.09)         2.12         2.03
Year Ended October 31, 2007 (f)                           $16.75        (0.15)         3.03         2.88
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f) (h)                     $13.17        (0.05)         0.72         0.67
Year Ended October 31, 2004                               $13.84        (0.20)         0.84         0.64
Year Ended October 31, 2005                               $14.11        (0.24)         2.15         1.91
Year Ended October 31, 2006                               $15.33        (0.19)         2.07         1.88
Year Ended October 31, 2007 (f)                           $16.38        (0.27)         2.94         2.67
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (h)                         $13.17        (0.05)         0.72         0.67
Year Ended October 31, 2004                               $13.84        (0.23)         0.87         0.64
Year Ended October 31, 2005                               $14.11        (0.27)         2.18         1.91
Year Ended October 31, 2006                               $15.33        (0.18)         2.06         1.88
Year Ended October 31, 2007 (f)                           $16.38        (0.27)         2.95         2.68
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (i)                         $13.08        (0.01)         0.79         0.78
Year Ended October 31, 2004                               $13.86        (0.17)         0.86         0.69
Year Ended October 31, 2005                               $14.18        (0.15)         2.17         2.02
Year Ended October 31, 2006                               $15.51        (0.12)         2.11         1.99
Year Ended October 31, 2007 (f)                           $16.67        (0.21)         3.01         2.80
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                               $10.26        (0.09)         3.69         3.60
Year Ended October 31, 2004                               $13.86        (0.10)         0.88         0.78
Year Ended October 31, 2005                               $14.27        (0.07)         2.16         2.09
Year Ended October 31, 2006                               $15.67        (0.05)         2.14         2.09
Year Ended October 31, 2007 (f)                           $16.93        (0.11)         3.08         2.97
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                         DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
                                                             NET                                 NET ASSET
                                                        REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                                           GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (f) (g)                        --              --           --       $13.84           40.08%
Year Ended October 31, 2004                               (0.37)          (0.37)          --       $14.21            5.44%
Year Ended October 31, 2005                               (0.69)          (0.69)          --       $15.55           14.42%
Year Ended October 31, 2006                               (0.84)          (0.84)        0.01       $16.75           13.51%
Year Ended October 31, 2007 (f)                           (1.09)          (1.09)        0.01       $18.55           18.25%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f) (h)                        --              --           --       $13.84            5.09%
Year Ended October 31, 2004                               (0.37)          (0.37)          --       $14.11            4.70%
Year Ended October 31, 2005                               (0.69)          (0.69)          --       $15.33           13.65%
Year Ended October 31, 2006                               (0.84)          (0.84)        0.01       $16.38           12.68%
Year Ended October 31, 2007 (f)                           (1.09)          (1.09)        0.01       $17.97           17.33%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (h)                            --              --           --       $13.84            5.09%
Year Ended October 31, 2004                               (0.37)          (0.37)          --       $14.11            4.70%
Year Ended October 31, 2005                               (0.69)          (0.69)          --       $15.33           13.65%
Year Ended October 31, 2006                               (0.84)          (0.84)        0.01       $16.38           12.68%
Year Ended October 31, 2007 (f)                           (1.09)          (1.09)        0.01       $17.98           17.40%
---------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (i)                            --              --           --       $13.86            5.96%
Year Ended October 31, 2004                               (0.37)          (0.37)          --       $14.18            5.06%
Year Ended October 31, 2005                               (0.69)          (0.69)          --       $15.51           14.38%
Year Ended October 31, 2006                               (0.84)          (0.84)        0.01       $16.67           13.27%
Year Ended October 31, 2007 (f)                           (1.09)          (1.09)        0.01       $18.39           17.84%
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                                  --              --           --       $13.86           35.09%
Year Ended October 31, 2004                               (0.37)          (0.37)          --       $14.27            5.73%
Year Ended October 31, 2005                               (0.69)          (0.69)          --       $15.67           14.79%
Year Ended October 31, 2006                               (0.84)          (0.84)        0.01       $16.93           13.80%
Year Ended October 31, 2007 (f)                           (1.09)          (1.09)        0.01       $18.82           18.60%
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                             RATIO        RATIO OF      INVESTMENT
                                                                            OF NET        EXPENSES   INCOME (LOSS)
                                                                        INVESTMENT       (PRIOR TO       (PRIOR TO
                                          NET ASSETS         RATIO OF       INCOME      REIMBURSE-      REIMBURSE-
                                           AT END OF         EXPENSES    (LOSS) TO       MENTS) TO       MENTS) TO
                                              PERIOD       TO AVERAGE      AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                              (000S)   NET ASSETS (c)   ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (f) (g)        $  522             1.40%      (1.02%)           7.09%         (6.71%)         74.46%
Year Ended October 31, 2004                  $1,463             1.40%      (0.98%)           2.51%         (2.08%)         94.56%
Year Ended October 31, 2005                  $1,678             1.42%      (0.87%)           2.38%         (1.84%)         68.86%
Year Ended October 31, 2006                  $2,405             1.43%      (0.60%)           1.89%         (1.06%)         68.88%
Year Ended October 31, 2007 (f)              $1,954             1.41%      (0.91%)           1.95%         (1.45%)         78.16%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f) (h)        $   18             2.15%      (1.82%)           7.76%         (7.43%)         74.46%
Year Ended October 31, 2004                  $  153             2.15%      (1.74%)           3.27%         (2.86%)         94.56%
Year Ended October 31, 2005                  $  173             2.15%      (1.61%)           3.11%         (2.56%)         68.86%
Year Ended October 31, 2006                  $  220             2.15%      (1.31%)           2.62%         (1.77%)         68.88%
Year Ended October 31, 2007 (f)              $  260             2.15%      (1.66%)           2.71%         (2.22%)         78.16%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (h)            $    1             2.15%      (1.87%)           7.55%         (7.27%)         74.46%
Year Ended October 31, 2004                  $  224             2.15%      (1.72%)           3.17%         (2.74%)         94.56%
Year Ended October 31, 2005                  $  230             2.15%      (1.60%)           3.18%         (2.64%)         68.86%
Year Ended October 31, 2006                  $  541             2.15%      (1.34%)           2.60%         (1.79%)         68.88%
Year Ended October 31, 2007 (f)              $  498             2.15%      (1.66%)           2.70%         (2.21%)         78.16%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (i)            $    1             1.75%      (1.54%)           7.41%         (7.20%)         74.46%
Year Ended October 31, 2004                  $    1             1.66%      (1.27%)           2.63%         (2.24%)         94.56%
Year Ended October 31, 2005                  $    1             1.49%      (0.97%)           2.53%         (2.00%)         68.86%
Year Ended October 31, 2006                  $    2             1.64%      (0.79%)           2.18%         (1.33%)         68.88%
Year Ended October 31, 2007 (f)              $    3             1.75%      (1.26%)           2.32%         (1.83%)         78.16%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                  $1,384             1.15%      (0.76%)           5.96%         (5.56%)         74.46%
Year Ended October 31, 2004                  $1,553             1.15%      (0.72%)           2.26%         (1.83%)         94.56%
Year Ended October 31, 2005                  $2,531             1.15%      (0.61%)           1.98%         (1.43%)         68.86%
Year Ended October 31, 2006                  $4,053             1.15%      (0.34%)           1.61%         (0.79%)         68.88%
Year Ended October 31, 2007 (f)              $5,236             1.15%      (0.66%)           1.71%         (1.22%)         78.16%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.

(h) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.

(i) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.


                                                         CORE EQUITY SERIES | 45

SECTION 6 NATIONWIDE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------
                                                                              NET
                                                                         REALIZED
                                                                              AND
                                           NET ASSET            NET    UNREALIZED
                                              VALUE,     INVESTMENT         GAINS   TOTAL FROM
                                           BEGINNING         INCOME   (LOSSES) ON   INVESTMENT
                                           OF PERIOD         (LOSS)   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $15.06        0.09             3.02         3.11
Year Ended October 31, 2004                   $18.08        0.07             0.87         0.94
Year Ended October 31, 2005                   $18.96        0.38             1.86         2.24
Year Ended October 31, 2006                   $20.94        0.18             2.61         2.79
Year Ended October 31, 2007 (i)               $20.75        0.18             2.89         3.07
------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $14.72            (j)          2.94         2.94
Year Ended October 31, 2004                   $17.65       (0.05)            0.86         0.81
Year Ended October 31, 2005                   $18.46        0.03             2.01         2.04
Year Ended October 31, 2006                   $20.32        0.05             2.52         2.57
Year Ended October 31, 2007 (i)               $20.05        0.03             2.79         2.82
------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   $14.72       (0.01)            2.95         2.94
Year Ended October 31, 2004                   $17.65       (0.06)            0.87         0.81
Year Ended October 31, 2005                   $18.45        0.04             1.99         2.03
Year Ended October 31, 2006                   $20.30        0.04             2.53         2.57
Year Ended October 31, 2007 (i)               $20.03        0.03             2.78         2.81
------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                   $14.96        0.13             3.00         3.13
Year Ended October 31, 2004                   $17.96        0.12             0.88         1.00
Year Ended October 31, 2005                   $18.83        0.23             2.04         2.27
Year Ended October 31, 2006                   $20.76        0.23             2.59         2.82
Year Ended October 31, 2007 (i)               $20.55        0.22             2.86         3.08
------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)             $17.32            (j)          0.63         0.63
Year Ended October 31, 2004                   $17.95        0.03             0.88         0.91
Year Ended October 31, 2005                   $18.83        0.19             2.05         2.24
Year Ended October 31, 2006                   $20.78        0.18             2.60         2.78
Year Ended October 31, 2007 (i)               $20.58        0.10             2.82         2.92
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)             $19.00        0.03            (0.17)       (0.14)
Year Ended October 31, 2005                   $18.83        0.24             2.04         2.28
Year Ended October 31, 2006                   $20.76        0.22             2.61         2.83
Year Ended October 31, 2007 (i)               $20.55        0.41             2.70         3.11
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
                                                 NET        NET                    NET ASSET
                                          INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                              INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   (0.09)        --           (0.09)       $18.08          20.74%
Year Ended October 31, 2004                   (0.06)        --           (0.06)       $18.96           5.22%
Year Ended October 31, 2005                   (0.18)     (0.08)          (0.26)       $20.94          11.88%
Year Ended October 31, 2006                   (0.17)     (2.81)          (2.98)       $20.75          14.65%
Year Ended October 31, 2007 (i)               (0.17)     (2.25)          (2.42)       $21.40          16.17%
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   (0.01)        --           (0.01)       $17.65          19.99%
Year Ended October 31, 2004                      --         --              --        $18.46           4.59%
Year Ended October 31, 2005                   (0.10)     (0.08)          (0.18)       $20.32          11.09%
Year Ended October 31, 2006                   (0.03)     (2.81)          (2.84)       $20.05          13.83%
Year Ended October 31, 2007 (i)               (0.03)     (2.25)          (2.28)       $20.59          15.32%
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   (0.01)        --           (0.01)       $17.65          20.00%
Year Ended October 31, 2004                   (0.01)        --           (0.01)       $18.45           4.58%
Year Ended October 31, 2005                   (0.10)     (0.08)          (0.18)       $20.30          11.04%
Year Ended October 31, 2006                   (0.03)     (2.81)          (2.84)       $20.03          13.89%
Year Ended October 31, 2007 (i)               (0.03)     (2.25)          (2.28)       $20.56          15.27%
-------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                   (0.13)        --           (0.13)       $17.96          21.07%
Year Ended October 31, 2004                   (0.13)        --           (0.13)       $18.83           5.59%
Year Ended October 31, 2005                   (0.26)     (0.08)          (0.34)       $20.76          12.11%
Year Ended October 31, 2006                   (0.22)     (2.81)          (3.03)       $20.55          14.95%
Year Ended October 31, 2007 (i)               (0.22)     (2.25)          (2.47)       $21.16          16.38%
-------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)                --         --              --        $17.95           3.64%
Year Ended October 31, 2004                   (0.03)        --           (0.03)       $18.83           5.08%
Year Ended October 31, 2005                   (0.21)     (0.08)          (0.29)       $20.78          11.95%
Year Ended October 31, 2006                   (0.17)     (2.81)          (2.98)       $20.58          14.71%
Year Ended October 31, 2007 (i)               (0.09)     (2.25)          (2.34)       $21.16          15.45%
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)             (0.03)        --           (0.03)       $18.83         (0.74%)
Year Ended October 31, 2005                   (0.27)     (0.08)          (0.35)       $20.76          12.19%
Year Ended October 31, 2006                   (0.23)     (2.81)          (3.04)       $20.55          15.01%
Year Ended October 31, 2007 (i)               (0.23)     (2.25)          (2.48)       $21.18          16.52%
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                RATIO       RATIO OF     INVESTMENT
                                                                               OF NET       EXPENSES  INCOME (LOSS)
                                                                           INVESTMENT      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF          INCOME     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES       (LOSS) TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE         AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $  571,918        1.13%           0.57%               (g)           (g)        120.02%
Year Ended October 31, 2004                $  447,884        1.10%           0.35%               (g)           (g)        144.61%
Year Ended October 31, 2005                $  119,615        1.14%           1.64%               (g)           (g)        145.66%
Year Ended October 31, 2006                $  117,938        1.04%           0.91%             1.04%         0.91%        245.80%
Year Ended October 31, 2007 (i)            $  124,573        0.97%           0.88%             0.97%         0.87%        373.30%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                $   35,564        1.79%          (0.06%)              (g)           (g)        120.02%
Year Ended October 31, 2004                $   35,073        1.76%          (0.30%)              (g)           (g)        144.61%
Year Ended October 31, 2005                $   29,960        1.79%           0.25%               (g)           (g)        145.66%
Year Ended October 31, 2006                $   20,455        1.76%           0.21%             1.76%         0.21%        245.80%
Year Ended October 31, 2007 (i)            $   17,114        1.71%           0.14%             1.72%         0.14%        373.30%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                $      714        1.79%          (0.16%)              (g)           (g)        120.02%
Year Ended October 31, 2004                $      989        1.76%          (0.32%)              (g)           (g)        144.61%
Year Ended October 31, 2005                $      965        1.79%           0.27%               (g)           (g)        145.66%
Year Ended October 31, 2006                $      866        1.75%           0.20%             1.75%         0.20%        245.80%
Year Ended October 31, 2007 (i)            $      818        1.71%           0.15%             1.72%         0.15%        373.30%
----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                $1,240,520        0.85%           0.89%               (g)           (g)        120.02%
Year Ended October 31, 2004                $1,161,934        0.82%           0.64%               (g)           (g)        144.61%
Year Ended October 31, 2005                $1,132,192        0.85%           1.17%               (g)           (g)        145.66%
Year Ended October 31, 2006                $1,137,817        0.80%           1.14%             0.80%         1.14%        245.80%
Year Ended October 31, 2007 (i)            $1,169,205        0.76%           1.08%             0.76%         1.08%        373.30%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)          $        1        1.52%           0.07%             1.62%        (0.03%)       120.02%
Year Ended October 31, 2004                $        1        1.27%           0.16%               (g)           (g)        144.61%
Year Ended October 31, 2005                $        1        0.96%           0.95%               (g)           (g)        145.66%
Year Ended October 31, 2006                $        1        0.96%           0.93%             0.96%         0.93%        245.80%
Year Ended October 31, 2007 (i)            $       22        1.26%           0.50%             1.26%         0.50%        373.30%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)          $      341        0.78%(g)        0.54%(g)            (g)           (g)        144.61%
Year Ended October 31, 2005                $    3,335        0.81%           0.81%               (g)           (g)        145.66%
Year Ended October 31, 2006                $   10,226        0.74%           1.11%             0.74%         1.11%        245.80%
Year Ended October 31, 2007 (i)            $        1        0.71%           1.98%             0.71%         1.98%        373.30%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i) Net investment income (loss) is based on average shares outstanding during the period.

(j)   Amount is less than $0.005.


46 | CORE EQUITY SERIES

SECTION 6 NATIONWIDE VALUE OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------------
                                                                               NET
                                                                          REALIZED
                                                                               AND
                                           NET ASSET          NET       UNREALIZED
                                              VALUE,   INVESTMENT            GAINS     TOTAL FROM
                                           BEGINNING       INCOME      (LOSSES) ON     INVESTMENT
                                           OF PERIOD       (LOSS)      INVESTMENTS     ACTIVITIES
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $11.05         0.03             3.42           3.45
Year Ended October 31, 2004                   $14.47             (h)          1.55           1.55
Year Ended October 31, 2005                   $16.01             (h)          2.07           2.07
Year Ended October 31, 2006                   $15.17         0.01             2.43           2.44
Year Ended October 31, 2007                   $15.50        (0.03)            0.94           0.91
--------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $11.00        (0.06)            3.40           3.34
Year Ended October 31, 2004                   $14.34        (0.11)            1.55           1.44
Year Ended October 31, 2005                   $15.78        (0.10)            2.05           1.95
Year Ended October 31, 2006                   $14.84        (0.09)            2.37           2.28
Year Ended October 31, 2007                   $15.01        (0.14)            0.92           0.78
--------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   $10.98        (0.04)            3.37           3.33
Year Ended October 31, 2004                   $14.31        (0.09)            1.53           1.44
Year Ended October 31, 2005                   $15.75        (0.10)            2.04           1.94
Year Ended October 31, 2006                   $14.80        (0.09)            2.36           2.27
Year Ended October 31, 2007                   $14.96        (0.16)            0.94           0.78
--------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             $15.45        (0.05)            0.43           0.38
Year Ended October 31, 2005                   $15.83         0.01             2.06           2.07
Year Ended October 31, 2006                   $14.98        (0.01)            2.39           2.38
Year Ended October 31, 2007                   $15.25        (0.09)            0.92           0.83
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (g)               $16.18             (h)         (0.04)         (0.04)
Year Ended October 31, 2005                   $16.14         0.06             2.09           2.15
Year Ended October 31, 2006                   $15.35         0.05             2.48           2.53
Year Ended October 31, 2007                   $15.77         0.02             0.95           0.97

------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------
                                                 NET        NET                    NET ASSET
                                          INVESTMENT   REALIZED           TOTAL   VALUE, END          TOTAL
                                              INCOME      GAINS   DISTRIBUTIONS    OF PERIOD  RETURN (a)(b)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   (0.03)        --           (0.03)       $14.47         31.32%
Year Ended October 31, 2004                   (0.01)        --           (0.01)       $16.01         10.72%
Year Ended October 31, 2005                   (0.02)     (2.89)          (2.91)       $15.17         13.59%
Year Ended October 31, 2006                      --      (2.11)          (2.11)       $15.50         17.79%
Year Ended October 31, 2007                      --      (2.11)          (2.11)       $14.30          6.01%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                      --         --              --        $14.34         30.39%
Year Ended October 31, 2004                      --         --              --        $15.78         10.04%
Year Ended October 31, 2005                      --      (2.89)          (2.89)       $14.84         12.90%
Year Ended October 31, 2006                      --      (2.11)          (2.11)       $15.01         17.02%
Year Ended October 31, 2007                      --      (2.11)          (2.11)       $13.68          5.26%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                      --         --              --        $14.31         30.35%
Year Ended October 31, 2004                      --         --              --        $15.75         10.06%
Year Ended October 31, 2005                      --      (2.89)          (2.89)       $14.80         12.86%
Year Ended October 31, 2006                      --      (2.11)          (2.11)       $14.96         16.99%
Year Ended October 31, 2007                      --      (2.11)          (2.11)       $13.63          5.27%
------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)                --         --              --        $15.83          2.46%
Year Ended October 31, 2005                   (0.03)     (2.89)          (2.92)       $14.98         13.71%
Year Ended October 31, 2006                      --      (2.11)          (2.11)       $15.25         17.59%
Year Ended October 31, 2007                      --      (2.11)          (2.11)       $13.97          5.54%
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (g)                  --         --              --        $16.14         (0.19%)
Year Ended October 31, 2005                   (0.05)     (2.89)          (2.94)       $15.35         13.96%
Year Ended October 31, 2006                      --      (2.11)          (2.11)       $15.77         18.21%
Year Ended October 31, 2007                      --      (2.11)          (2.11)       $14.63          6.32%
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                           RATIO OF     INVESTMENT
                                                                        RATIO OF NET       EXPENSES  INCOME (LOSS)
                                                                          INVESTMENT      (PRIOR TO      (PRIOR TO
                                         NET ASSETS        RATIO OF           INCOME     REIMBURSE-     REIMBURSE-
                                          AT END OF        EXPENSES        (LOSS) TO      MENTS) TO      MENTS) TO
                                             PERIOD      TO AVERAGE          AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                             (000S)  NET ASSETS (c)   NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 $12,156           1.30%           0.20%           1.41%         0.09%         90.02%
Year Ended October 31, 2004                 $12,244           1.36%          (0.01%)          1.39%        (0.04%)       146.98%
Year Ended October 31, 2005                 $11,263           1.49%           0.02%           1.85%        (0.34%)       187.36%
Year Ended October 31, 2006                 $12,777           1.36%           0.09%           1.66%        (0.21%)       151.61%
Year Ended October 31, 2007                 $10,998           1.38%          (0.16%)          1.64%        (0.42%)       175.48%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                 $ 2,641           2.00%          (0.49%)          2.12%        (0.60%)        90.02%
Year Ended October 31, 2004                 $ 2,631           2.01%          (0.66%)          2.04%        (0.69%)       146.98%
Year Ended October 31, 2005                 $ 2,592           2.14%          (0.64%)          2.50%        (0.99%)       187.36%
Year Ended October 31, 2006                 $ 2,600           2.04%          (0.59%)          2.34%        (0.90%)       151.61%
Year Ended October 31, 2007                 $ 2,219           2.10%          (0.89%)          2.36%        (1.15%)       175.48%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                 $   342           2.00%          (0.56%)          2.09%        (0.65%)        90.02%
Year Ended October 31, 2004                 $   652           2.01%          (0.67%)          2.05%        (0.71%)       146.98%
Year Ended October 31, 2005                 $   669           2.14%          (0.62%)          2.51%        (0.99%)       187.36%
Year Ended October 31, 2006                 $   668           2.04%          (0.59%)          2.34%        (0.89%)       151.61%
Year Ended October 31, 2007                 $   515           2.10%          (0.86%)          2.36%        (1.12%)       175.48%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)           $     1           1.60%          (0.35%)          1.64%        (0.39%)       146.98%
Year Ended October 31, 2005                 $     1           1.61%           0.06%           1.99%        (0.32%)       187.36%
Year Ended October 31, 2006                 $     1           1.50%          (0.07%)          1.84%        (0.41%)       151.61%
Year Ended October 31, 2007                 $     1           1.83%          (0.62%)          2.18%        (0.97%)       175.48%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (g)             $     1           1.09%           0.09%           1.17%         0.01%        146.98%
Year Ended October 31, 2005                 $     1           1.08%           0.39%           1.30%         0.17%        187.36%
Year Ended October 31, 2006                 $     1           1.07%           0.36%           1.36%         0.08%        151.61%
Year Ended October 31, 2007                 $     1           1.06%           0.14%           1.40%        (0.20%)       175.48%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h)   The amount is less than $0.005


                                                         CORE EQUITY SERIES | 47

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                 PR-CEQ 3/08

Core Equity Series
Fund Prospectus
February 28, 2008


Nationwide Small Cap Fund
  (CLOSED TO NEW INVESTORS)
Nationwide Small Cap Core Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

Core Equity Series

Broad market portfolios featuring growth, value and blend styles designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Small Cap Fund Class A                                         GSXAX
--------------------------------------------------------------------------------
Nationwide Small Cap Fund Class B                                         GSXBX
--------------------------------------------------------------------------------
Nationwide Small Cap Fund Class C                                         GSXCX
--------------------------------------------------------------------------------
Nationwide Small Cap Fund Class R                                         GNSRX
--------------------------------------------------------------------------------
Nationwide Small Cap Fund Institutional Class                             GSCIX
--------------------------------------------------------------------------------
Nationwide Small Cap Fund Institutional Service Class                     GSXIX
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class A                                    GCRAX
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class B                                    GCRBX
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class C                                    GCRCX
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Class R                                    GCRRX
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Institutional Class                        GCEIX
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund Institutional Service Class                GCRSX
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Class A                         GCOAX
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Class B                    GCOBX
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Class C                    GWOCX
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Class R                    GWORX
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Institutional Class        GWOIX
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund Institutional
  Service Class                                                           GWOSX
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class A                                   GPVAX
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class B                                   GPVBX
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class C                                   GPVCX
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Class R                                   GPVRX
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Institutional Class                       GPVIX
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund Institutional Service Class               GPVSX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS


3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Small Cap Fund
                Nationwide Small Cap Core Fund
                Nationwide Small Cap Growth
                   Opportunities Fund
                Nationwide Small Cap Value Fund

22              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

24              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Portfolio Management
                Multi-Manager Structure

26              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

38              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and Other
                   Tax-Deferred Accounts
                Backup Withholding

40              SECTION 6: FINANCIAL HIGHLIGHTS


                                                          CORE EQUITY SERIES | 1

--------------------------------------------------------------------------------

CORE EQUITY Series

INTRODUCTION TO THE CORE EQUITY SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FOUR FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Small Cap Fund
Nationwide Small Cap Core Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund

The Nationwide Small Cap Fund is closed to new investors, and may close to existing investors (excluding reinvestment of dividends and distributions) at some point in the future.

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing equity investments in small-cap companies.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET ITS RESPECTIVE INVESTMENT OBJECTIVE OR THAT A FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes - Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of each of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as subadviser to each Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan, and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract or investment whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

QUANTITATIVE TECHNIQUES - mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                          CORE EQUITY SERIES | 3

SECTION 1 NATIONWIDE SMALL CAP FUND SUMMARY AND PERFORMANCE

THE FUND'S INVESTMENT ADVISER HAS CLOSED THE FUND TO NEW INVESTORS, AND MAY DO SO TO EXISTING INVESTORS (EXCLUDING REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS) AT SOME POINT IN THE FUTURE. IF THIS OCCURS, EXISTING SHAREHOLDERS WILL RECEIVE ADVANCE NOTICE. THE FUND'S INVESTMENT ADVISER MAY REOPEN THE FUND TO NEW INVESTORS AT ANY TIME.

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. The Fund also may invest in foreign securities and securities of larger companies. The Fund's management considers many factors in selecting securities for investment, including measures of earnings momentum, relative value, management action and price trend. The portfolio managers focus on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.

The Fund's management considers selling a security when:

o a company's MARKET CAPITALIZATION exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target.


The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


FOREIGN SECURITIES RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


4 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

   1999    2000     2001      2002     2003     2004     2005     2006     2007
--------------------------------------------------------------------------------
  18.62%   4.52%   -1.89%   -18.55%   48.01%   25.77%   22.51%   29.16%   -6.04%


BEST QUARTER: 23.36% - 2ND QTR. OF 2003
WORST QUARTER: -21.93% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                                                        (NOV. 2,
                                                   1 YEAR    5 YEARS       1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                     -11.45%     21.15%   11.94%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                               -17.98%     17.62%    9.73%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares            -7.17%     16.88%    9.36%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                     -10.28%     21.64%   11.96%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                 -7.38%     21.80%   11.98%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                   -6.22%     22.32%   12.21%
--------------------------------------------------------------------------------
Institutional Service Class shares
   - Before Taxes                                  -5.81%     22.89%   12.91%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(4)                                 -5.78%     22.92%   12.92%
--------------------------------------------------------------------------------
Russell 2000(R) Index(5)                           -1.57%     16.25%    9.37%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since October 31, 1998.


                                                          CORE EQUITY SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


SHAREHOLDER FEES (PAID                                                                                 INSTITUTIONAL
DIRECTLY FROM YOUR                                                                                     SERVICE CLASS   INSTITUTIONAL
INVESTMENT)(1)                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   SHARES          CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)      5.75%(2)         None             None             None             None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)     None(3)          5.00%(4)         1.00%(5)         None             None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)          2.00%            2.00%            2.00%            2.00%            2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)            0.81%            0.81%            0.81%            0.81%            0.81%           0.81%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as well
as certain shareholder servicing
costs)                             0.25%            1.00%            1.00%            0.50%            None            None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                  0.28%            0.23%            0.23%            0.43%            0.33%           0.23%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                           1.34%            2.04%            2.04%            1.74%            1.14%           1.04%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.05%, 0.20%, and 0.10%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


6 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $ 704     $ 975   $ 1,267    $ 2,095
--------------------------------------------------------------------------------
Class B shares                               707       940     1,298      2,105
--------------------------------------------------------------------------------
Class C shares                               307       640     1,098      2,369
--------------------------------------------------------------------------------
Class R shares                               177       548       944      2,052
--------------------------------------------------------------------------------
Institutional Service Class shares           116       362       628      1,386
--------------------------------------------------------------------------------
Institutional Class shares                   106       331       574      1,271
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $ 207     $ 640   $ 1,098    $ 2,105
--------------------------------------------------------------------------------
Class C shares                               207       640     1,098      2,369
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


                                                          CORE EQUITY SERIES | 7

SECTION 1 NATIONWIDE SMALL CAP CORE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. The Fund invests primarily in the COMMON STOCK of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The Fund does not target either a GROWTH STYLE or a VALUE STYLE of investing specifically, but rather focuses on the broader small-cap market, incorporating elements of both growth and value styles.


The Fund's subadviser uses QUANTITATIVE TECHNIQUES incorporated into a multi-factor model that seeks to select securities with the potential for the highest returns in the current market environment. This model seeks to capitalize on the theory that the financial markets are dynamic and investment opportunities vary over time. In purchasing and selling securities, the Fund attempts to benefit from stock pricing anomalies based on various factors, such as:


o     book-to-price;

o     earnings revisions;

o     earnings quality;

o     price momentum;

o     cash flow changes and

o     market style trends.


The Fund also may invest in DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. In addition, the Fund may engage in securities lending in order to generate additional income.


The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.


NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


8 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
                                      ----
                                     -9.04%


BEST QUARTER: 3.04% - 2ND QTR. OF 2007
WORST QUARTER: -6.61% - 4TH QTR. OF 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                       SINCE
                                                                   INCEPTION
                                                                  (SEPT. 26,
                                                         1 YEAR        2006)
----------------------------------------------------------------------------
Class A shares - Before Taxes                           -14.28%    -7.11%
----------------------------------------------------------------------------
Class A shares - After Taxes
  on Distributions                                      -14.62%    -7.41%
----------------------------------------------------------------------------
Class A shares - After Taxes
  on Distributions and Sales of Shares                   -9.07%    -6.11%
----------------------------------------------------------------------------
Class B shares - Before Taxes                           -14.29%    -6.51%
----------------------------------------------------------------------------
Class C shares - Before Taxes                           -10.79%    -3.52%
----------------------------------------------------------------------------
Class R shares - Before Taxes                            -9.45%    -3.06%
----------------------------------------------------------------------------
Institutional Service Class shares -
  Before Taxes                                           -8.96%    -2.56%
----------------------------------------------------------------------------
Institutional Class shares -
  Before Taxes                                           -8.95%    -2.48%
----------------------------------------------------------------------------
Russell 2000(R) Index(2)                                 -1.57%     5.72%(3)
----------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2006.


                                                          CORE EQUITY SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


----------------------------------------------------------------------------------------------------------------------------
                                                                                               INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                     CLASS A    CLASS B    CLASS C    CLASS R   SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                            SHARES     SHARES     SHARES     SHARES    SHARES          CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                     5.75%(2)   None       None       None      None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                  None(3)    5.00%(4)   1.00%(5)   None      None            None
----------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                           2.00%      2.00%      2.00%      2.00%     2.00%           2.00%
----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)                 0.85%      0.85%      0.85%      0.85%     0.85%           0.85%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid
from Fund assets to cover the cost of sales,
promotions and other distribution activities,
as well as certain shareholder servicing costs)     0.25%      1.00%      1.00%      0.50%     None            None
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                                   1.45%      1.44%      1.44%      1.64%     1.44%           1.44%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                2.55%      3.29%      3.29%      2.99%     2.29%           2.29%
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(8)       1.04%      1.04%      1.04%      1.04%     1.04%           1.04%
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                      1.51%      2.25%      2.25%      1.95%     1.25%           1.25%
----------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20%, and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.25% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.75% for Class A shares, 2.00% for Class R shares and 1.50% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $720    $1,230    $1,765     $3,221
--------------------------------------------------------------------------------
Class B shares                               728     1,216     1,827      3,266
--------------------------------------------------------------------------------
Class C shares                               328       916     1,627      3,515
--------------------------------------------------------------------------------
Class R shares                               198       827     1,481      3,235
--------------------------------------------------------------------------------
Institutional Service Class shares           127       615     1,130      2,545
--------------------------------------------------------------------------------
Institutional Class shares                   127       615     1,130      2,545
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $228      $916    $1,627     $3,266
--------------------------------------------------------------------------------
Class C shares                               228       916     1,627      3,515
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


                                                         CORE EQUITY SERIES | 11

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES that, in the opinion of the Fund's subadviser, exhibit characteristics that are consistent with a GROWTH STYLE of investing. The Fund invests primarily in the COMMON STOCK of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

In managing a diversified portfolio for the Fund, the Fund's subadviser uses a multi-step research and analysis process involving QUANTITATIVE screening measures followed by traditional fundamental analysis of a company's prospects. The Fund's subadviser focuses on companies that exhibit some or all of the following characteristics:


o     strong financial characteristics;

o     superior products and services;

o     solid management teams;


o     strong relative revenue growth;

o     positive expected earnings revisions;


o     minimum price appreciation targets;

o     accelerating earnings or revenue growth and

o     reasonable volume of trading in the market.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.


The Fund also may invest in DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. In addition, the Fund may engage in securities lending in order to generate additional income.

The Fund's subadviser considers selling a security when:


o the stock attains full valuation relative to stocks of similar companies or reaches the portfolio management team's price target;

o     more compelling investment opportunities are identified;

o a company's MARKET CAPITALIZATION exceeds the benchmark capitalization range;

o any change in company fundamentals occurs from the time of the original investment or


o deterioration or underperformance of the stock's market valuation takes place.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Growth Index or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "value" stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using


12 | CORE EQUITY SERIES

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)


a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


                                                         CORE EQUITY SERIES | 13

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
                                    ---------
                                     18.39%


BEST QUARTER: 5.29% - 1ST QTR. OF 2007
WORST QUARTER: 2.03% - 4TH QTR. OF 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                                                      (SEPT. 26,
                                                             1 YEAR        2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                                11.58%    18.77%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                                           5.98%    13.56%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares                       7.79%    13.10%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                                12.62%    20.65%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                                16.71%    23.74%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                                18.06%    24.12%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                              18.76%    24.93%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                                              18.65%    24.84%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)                               7.05%    16.50%(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2006.


14 | CORE EQUITY SERIES

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon purchases
(as a percentage of
offering price)                 5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)       2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)         0.95%           0.95%           0.95%           0.95%           0.95%                  0.95%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.50%           None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)               1.39%           1.39%           1.39%           1.59%           1.39%                  1.39%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                        2.59%           3.34%           3.34%           3.04%           2.34%                  2.34%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(8)                0.99%           0.99%           0.99%           0.99%           0.99%                  0.99%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)         1.60%           2.35%           2.35%           2.05%           1.35%                  1.35%

------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.35% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.85% for Class A shares, 2.10% for Class R shares and 1.60% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                         CORE EQUITY SERIES | 15

SECTION 1 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $728    $1,245    $1,788     $3,262
--------------------------------------------------------------------------------
Class B shares                               738     1,235     1,856      3,313
--------------------------------------------------------------------------------
Class C shares                               338       935     1,656      3,564
--------------------------------------------------------------------------------
Class R shares                               208       846     1,510      3,286
--------------------------------------------------------------------------------
Institutional Service Class shares           137       636     1,160      2,600
--------------------------------------------------------------------------------
Institutional Class shares                   137       636     1,160      2,600
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $238      $935    $1,656     $3,313
--------------------------------------------------------------------------------
Class C shares                               238       935     1,656      3,564
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

16 | CORE EQUITY SERIES

SECTION 1 NATIONWIDE SMALL CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a VALUE STYLE of investing. The Fund invests primarily in the COMMON STOCK of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.


In managing a diversified portfolio for the Fund, the Fund's subadviser uses a multi-step research and analysis process involving QUANTITATIVE screening measures followed by traditional fundamental analysis of a company's prospects. The Fund's subadviser looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities, and focus on companies that exhibit some or all of the following characteristics:


o attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o level of duress a company is experiencing relative to its stock's market price and market expectations;

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value and

o     quality of earnings.

The Fund may also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). There is no limit on the length of operating history for the companies in which the Fund may invest.


The Fund also may use DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy, and may also invest in real estate investment trusts ("REITs"). In addition, the Fund may engage in securities lending in order to generate additional income.

The Fund's subadviser considers selling a security when:


o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing or recurring or

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target.

While the Fund may also sell a security if its MARKET CAPITALIZATION exceeds the definition of small-cap companies, it is not required to sell solely because of that fact.


The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Value Index, or other funds with similar investment objectives and strategies.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

SPECIAL SITUATION COMPANIES RISK - special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments ultimately do not materialize, the value of a special situation company may decline.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries


                                                         CORE EQUITY SERIES | 17
the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default or prepayment risk.


SECURITIES LENDING RISK - the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested.


If the value of the Fund's investments goes down, you may lose money.


18 | CORE EQUITY SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows the Fund's annual total returns for one calendar year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2007
                                     ------
                                     -7.08%


BEST QUARTER: 5.66% - 2ND QTR. OF 2007
WORST QUARTER: -7.97% - 4TH QTR. OF 2007

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                        SINCE
                                                                    INCEPTION
                                                                   (SEPT. 26,
                                                         1 YEAR         2006)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                           -12.43%        -4.90%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                                     -16.05%        -9.01%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions and Sales of Shares                  -7.82%        -6.32%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                           -11.92%        -3.77%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                            -8.66%        -1.08%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                            -7.39%         0.63%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                          -6.86%        -0.05%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                                          -6.86%        -0.05%
--------------------------------------------------------------------------------
Russell 2000(R) Value Index(2)                           -9.78%        -1.31%(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an Index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2006.


                                                         CORE EQUITY SERIES | 19

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund depending on the share class you select.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                   CLASS A   CLASS B   CLASS C   CLASS R   SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                          SHARES    SHARES    SHARES    SHARES    SHARES          CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                   5.75%(2)  None      None      None      None            None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                None(3)   5.00%(4)  1.00%(5)  None      None            None
-----------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                         2.00%     2.00%     2.00%     2.00%     2.00%           2.00%
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)               0.95%     0.95%     0.95%     0.95%     0.95%           0.95%
-----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid
from Fund assets to cover the cost of sales,
promotions and other distribution activities,
as well as certain shareholder servicing costs)   0.25%     1.00%     1.00%     0.50%     None            None
-----------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                                 1.48%     1.47%     1.47%     1.67%     1.47%           1.47%
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES              2.68%     3.42%     3.42%     3.12%     2.42%           2.42%
-----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(8)     1.07%     1.07%     1.07%     1.07%     1.07%           1.07%
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                    1.61%     2.35%     2.35%     2.05%     1.35%           1.35%
-----------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to certain redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.35% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.85% for Class A shares, 2.10% for Class R shares and 1.60% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


20 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $729    $1,264   $ 1,823     $3,340
--------------------------------------------------------------------------------
Class B shares                               738     1,251     1,887      3,385
--------------------------------------------------------------------------------
Class C shares                               338       951     1,687      3,632
--------------------------------------------------------------------------------
Class R shares                               208       863     1,542      3,355
--------------------------------------------------------------------------------
Institutional Service Class shares           137       652     1,194      2,675
--------------------------------------------------------------------------------
Institutional Class shares                   137       652     1,194      2,675
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $238      $951    $1,687     $3,385
--------------------------------------------------------------------------------
Class C shares                               238       951     1,687      3,632
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 21

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - A Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.


DERIVATIVES - Each Fund may invest in derivatives, which are contracts or investments with their values based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

FOREIGN SECURITIES RISK - the Nationwide Small Cap Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - The Nationwide Small Cap Fund and the Nationwide Small Cap Core Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.


Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


22 | CORE EQUITY SERIES

REIT RISK- the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


SECURITIES LENDING - Each Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.


TEMPORARY INVESTMENTS - Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S.government securities;

o certificates of deposit, bankers'acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which a Fund may invest directly and

o shares of other investment companies that invest in securities in which a Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and a Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                         CORE EQUITY SERIES | 23

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN") is subadviser to each of the Funds. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Subject to the supervision of NFA and the Board of Trustees, Aberdeen will manage all or a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. Aberdeen makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on each Fund's average daily net assets. NFA pays Aberdeen from the management fee it receives. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT
FUND                                                                   FEE PAID
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                                 0.81%
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                                               0%
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund                               0%
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                                              0%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE SMALL CAP FUND


William Gerlach, CFA, senior portfolio manager, and Charles Purcell, CFA, senior portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. From 1991 until he joined NFA, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management
- Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles.

Mr. Purcell joined Aberdeen in October 2007. Prior to that, Mr. Purcell was a portfolio manager employed by NFA since December 2003. From 1994 until he joined NFA, Mr. Purcell held numerous positions at Morgan Stanley Investment Management
- Miller Anderson and Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

Gary D. Haubold, CFA, senior portfolio manager, assists Mr. Gerlach and Mr. Purcell in management of the Fund. Mr. Haubold joined Aberdeen in October 2007. Prior to that, Mr. Haubold was a portfolio manager employed by NFA since December 2003. Before joining NFA, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years of investment management experience.


24 | CORE EQUITY SERIES

NATIONWIDE SMALL CAP CORE FUND


Joseph A. Cerniglia, portfolio manager and senior quantitative analyst, is responsible for the day-to-day management of the Fund including selection of the Fund's investments. Mr. Cerniglia joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2000, where he was responsible for developing and implementing quantitative investment strategies for the firm's equity funds.

NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND

Chris Baggini, CFA and Jason Kotik, CFA, are the co-portfolio managers of the Fund and are responsible for the day-to-day management of the Fund, including selection of the Fund's investments.

Mr. Baggini joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since March 2000. He has 20 years of industry experience.

Mr. Kotik joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since November 2000. He has 15 years of industry experience.

NATIONWIDE SMALL CAP VALUE FUND


Gary D. Haubold, CFA, Senior Portfolio Manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. William Gerlach, CFA and Charles Purcell, CFA assist Mr. Haubold in the management of the Fund. See "Nationwide Small Cap Fund" above for more information regarding Mr. Haubold's, Mr. Gerlach's and Mr. Purcell's investment management experience.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                         CORE EQUITY SERIES | 25

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES               POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge            A front-end sales charge means that a
up to 5.75%                         portion of your initial investment goes
                                    toward the sales charge and is not
                                    invested.

Contingent deferred               Reduction and waivers of sales charges
sales charge (CDSC)(1)              may be available.

Annual service and/or             Total annual operating expenses are lower
12b-1 fee of 0.25%                  than Class B and Class C expenses,
Administrative services             which means higher dividends and/or
fee up to 0.25%                     net asset value ("NAV") per share.

                                  No conversion feature.

                                  No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                  No front-end sales charge means your full
                                    investment immediately goes toward
                                    buying shares.
                                  No reduction of CDSC, but waivers may
                                    be available.
                                  The CDSC declines 1% in most years to
                                    zero after six years.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses, which means
No administrative                   lower dividends and/or NAV per share.
services fee
                                  Automatic conversion to Class A shares
                                    after seven years, which means lower
                                    annual expenses in the future.

                                  Maximum investment amount of $100,000.
                                    Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                     No front-end sales charge means your full
                                    investment immediately goes toward
                                    buying shares.
                                  No reduction of CDSC, but waivers may
                                    be available.
                                  The CDSC declines to zero after one year.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses, which means
No administrative                   lower dividends and/or NAV per share.
services fee
                                  No conversion feature.

                                  Maximum investment amount of
                                    $1,000,000(2). Larger investments may be
                                    rejected.
--------------------------------------------------------------------------------


(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% (0.50% with respect to Class A shares of the Nationwide Small Cap Fund) may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


26 | CORE EQUITY SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                      OFFERING               INVESTED    PERCENTAGE OF
PURCHASE                          PRICE        (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                 5.75%                  6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                4.75                   4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999              3.50                   3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999              2.50                   2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999              2.00                   2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                None                   None             None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                                         CORE EQUITY SERIES | 27

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% (0.50% with respect to the Nationwide Small Cap Fund) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES-- EXCEPT NATIONWIDE SMALL CAP FUND:

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                             1.00%            0.50%         0.25%
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES OF NATIONWIDE SMALL CAP FUND:

--------------------------------------------------------------------------------
AMOUNT OF                                              $1 MILLION   $25 MILLION
PURCHASE                                           TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                                          18 months     18 months
-------------------------------------------------------------------------------
Amount of CDSC                                              0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

28 | CORE EQUITY SERIES

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

-------------------------------------------------------------------------------------
                                                                             7 YEARS
SALE WITHIN       1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   OR MORE
-------------------------------------------------------------------------------------
Sales charge          5%        4%        3%        3%        2%        1%        0%
-------------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and


o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.


                                                         CORE EQUITY SERIES | 29

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                                     AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                            0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                            1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                            1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                            0.50% (0.25% of which may be either
                                          a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide

30 | CORE EQUITY SERIES
administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                                         CORE EQUITY SERIES | 31

FUND TRANSACTIONS--CLASS A, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                 HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.      *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60 DAYS
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND         WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.
                                                                  ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION
                                                                     SIGNATURE GUARANTEE" BELOW.

------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has           THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial            relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange    intermediaries who are authorized to accept purchase, exchange and
and redemption orders for the Funds. Your transaction is          redemption orders for the Funds. Your transaction is processed at
processed at the NAV next calculated after the Funds' agent or    the NAV next calculated after the Funds' agent or an authorized
an authorized intermediary receives your order in proper form.    intermediary receives your order in proper form.

------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made       BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.        mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT         include your account number(s) and the name(s) of the Fund(s) you
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,      wish to exchange from and to. The letter must be signed by all
CREDIT CARD CHECKS OR MONEY ORDERS.                               account owners. We reserve the right to request original documents for any faxed requests.

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges        BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The Funds     you decline this option on your application. The Funds follow
follow procedures to confirm that telephone instructions are      procedures to confirm that telephone instructions are genuine and
genuine and will not be liable for any loss, injury, damage or    will not be liable for any loss, injury, damage or expense that
expense that results from executing such instructions. The        results from executing such instructions. The Funds may revoke
Funds may revoke telephone privileges at any time, without        telephone privileges at any time, without notice to shareholders.
notice to shareholders.                                           For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                  ADDITIONAL INFORMATION FOR SELLING SHARES: A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                  The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide          ON-LINE. Transactions may be made through the Nationwide Funds'
Funds' website. However, the Funds may discontinue on-line        website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                          of Fund shares at any time.

------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal    BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization       directly to your account at a commercial bank. A voided check must
will be in effect unless you give the Funds written notice of     be attached to your application. (The authorization will be in
its termination.)                                                 effect unless you give the Funds written notice of its
                                                                  termination.)
o  if you choose this method to open a new account, you must
   call our toll-free number before you wire your investment      o  your proceeds typically will be wired to your bank on the next
   and arrange to fax your completed application.                    business day after your order has been processed.

o  your bank may charge a fee to wire funds.                      o  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
o  the wire must be received by 4:00 p.m. in order to receive
   the current day's NAV.                                         o  your financial institution may also charge a fee for receiving the wire.

                                                                  o  funds sent outside the U.S. may be subject to higher fees.

                                                                  BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your              BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be
Nationwide Funds' account with proceeds from your bank via ACH    sent to your bank via ACH on the second business day after your
on the second business day after your purchase order has been     order has been processed. A voided check must be attached to your
processed. A voided check must be attached to your                application. Money sent through ACH should reach your bank in two
application. Money sent through ACH typically reaches             business days. There is no fee for this service. (The
Nationwide Funds from your bank in two business days. There is    authorization will be in effect unless you give the Funds written
no fee for this service. (The authorization will be in effect     notice of its termination.)
unless you give the Funds written notice of its termination.)
                                                                  ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement      RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans or    administrator regarding transactions. Retirement plans or their
their administrators wishing to conduct transactions should       administrators wishing to conduct transactions should call our
call our toll-free number. Eligible entities or individuals       toll-free number. Eligible entities or individuals wishing to
wishing to conduct transactions in Institutional Service Class    conduct transactions in Institutional Service Class or
or Institutional Class shares should call our toll-free           Institutional Class shares should call our toll-free number.
number.


32 | CORE EQUITY SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents'Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------


                                                         CORE EQUITY SERIES | 33

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                             $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                         $50

--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.


o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


34 | CORE EQUITY SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or


o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

                                                         CORE EQUITY SERIES | 35

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

36 | CORE EQUITY SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                         CORE EQUITY SERIES | 37

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gains distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and


38 | CORE EQUITY SERIES

U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                         CORE EQUITY SERIES | 39

SECTION 6 NATIONWIDE SMALL CAP FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                   NET ASSET         NET          AND
                                      VALUE,  INVESTMENT   UNREALIZED  TOTAL FROM
                                   BEGINNING      INCOME     GAINS ON  INVESTMENT
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
----------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $ 9.61    (0.05)           4.12        4.07
Year Ended October 31, 2004           $13.68    (0.09)           2.12        2.03
Year Ended October 31, 2005           $15.59    (0.03)           4.65        4.62
Year Ended October 31, 2006           $18.28         (j)         5.18        5.18
Year Ended October 31, 2007           $21.30     0.03            2.16        2.19
----------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003           $ 9.39    (0.10)           4.00        3.90
Year Ended October 31, 2004           $13.29    (0.17)           2.04        1.87
Year Ended October 31, 2005           $15.04    (0.12)           4.46        4.34
Year Ended October 31, 2006           $17.45    (0.07)           4.87        4.80
Year Ended October 31, 2007           $20.10    (0.12)           2.03        1.91
----------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003           $ 9.41    (0.09)           3.99        3.90
Year Ended October 31, 2004           $13.31    (0.13)           2.01        1.88
Year Ended October 31, 2005 (f)       $15.07    (0.17)           4.51        4.34
Year Ended October 31, 2006           $17.48    (0.06)           4.87        4.81
Year Ended October 31, 2007           $20.14    (0.12)           2.03        1.91
----------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)     $14.03    (0.09)           1.11        1.02
Year Ended October 31, 2005           $15.10    (0.03)           4.49        4.46
Year Ended October 31, 2006           $17.63         (j)         4.97        4.97
Year Ended October 31, 2007           $20.43    (0.01)           2.05        2.04
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                                                           CAPITAL
                                                                         CONTRIBU-              NET ASSET
                                          NET       NET                 TIONS FROM                 VALUE,
                                   INVESTMENT  REALIZED          TOTAL    ADVISOR/  REDEMPTION     END OF          TOTAL
                                       INCOME     GAINS  DISTRIBUTIONS   CUSTODIAN        FEES     PERIOD  RETURN (a)(b)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               --        --             --           --          --     $13.68      42.35%
Year Ended October 31, 2004               --     (0.17)         (0.17)          --        0.05     $15.59      15.33%
Year Ended October 31, 2005               --     (1.93)         (1.93)          --          --     $18.28      31.51%
Year Ended October 31, 2006            (0.01)    (2.16)         (2.17)          --        0.01     $21.30      30.98%
Year Ended October 31, 2007            (0.13)    (0.89)         (1.02)        0.02        0.01     $22.50      10.60%(k)
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               --        --             --           --          --     $13.29      41.53%
Year Ended October 31, 2004               --     (0.17)         (0.17)          --        0.05     $15.04      14.57%
Year Ended October 31, 2005               --     (1.93)         (1.93)          --          --     $17.45      30.72%
Year Ended October 31, 2006               --     (2.16)         (2.16)          --        0.01     $20.10      30.16%
Year Ended October 31, 2007            (0.03)    (0.89)         (0.92)        0.02        0.01     $21.12       9.81%(k)
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               --        --             --           --          --     $13.31      41.45%
Year Ended October 31, 2004               --     (0.17)         (0.17)          --        0.05     $15.07      14.62%
Year Ended October 31, 2005 (f)           --     (1.93)         (1.93)          --          --     $17.48      30.67%
Year Ended October 31, 2006               --     (2.16)         (2.16)          --        0.01     $20.14      30.17%
Year Ended October 31, 2007            (0.03)    (0.89)         (0.92)        0.02        0.01     $21.16       9.79%(k)
------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)         --        --             --           --        0.05     $15.10       7.63%
Year Ended October 31, 2005               --     (1.93)         (1.93)          --          --     $17.63      31.47%
Year Ended October 31, 2006            (0.02)    (2.16)         (2.18)          --        0.01     $20.43      30.87%
Year Ended October 31, 2007            (0.10)    (0.89)         (0.99)        0.02        0.01     $21.51      10.28%(k)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                                       RATIO       RATIO OF     INVESTMENT
                                                                      OF NET       EXPENSES  INCOME (LOSS)
                                                                  INVESTMENT      (PRIOR TO      (PRIOR TO
                                        NET ASSETS     RATIO OF       INCOME     REIMBURSE-     REIMBURSE-
                                         AT END OF  EXPENSES TO    (LOSS) TO      MENTS) TO      MENTS) TO
                                            PERIOD  AVERAGE NET  AVERAGE NET    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                            (000S)   ASSETS (c)   ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               $ 21,198        1.59%      (0.37%)        1.70%         (0.48%)        100.05%
Year Ended October 31, 2004               $ 23,023        1.59%      (0.55%)            (i)            (i)       341.57%
Year Ended October 31, 2005               $ 40,539        1.67%      (0.27%)        1.69%         (0.28%)        292.46%
Year Ended October 31, 2006               $376,718        1.39%         --          1.39%            --          219.51%
Year Ended October 31, 2007               $760,257        1.34%       0.16%         1.34%          0.16%         214.83%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $  1,368        2.20%      (1.00%)        2.30%         (1.10%)        100.05%
Year Ended October 31, 2004               $  1,496        2.20%      (1.16%)            (i)            (i)       341.57%
Year Ended October 31, 2005               $  2,302        2.29%      (0.88%)        2.32%         (0.90%)        292.46%
Year Ended October 31, 2006               $ 11,701        2.08%      (0.63%)        2.08%         (0.63%)        219.51%
Year Ended October 31, 2007               $ 20,421        2.05%      (0.56%)        2.05%         (0.56%)        214.83%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $     89        2.20%      (1.04%)        2.31%         (1.15%)        100.05%
Year Ended October 31, 2004               $    180        2.20%      (1.16%)            (i)            (i)       341.57%
Year Ended October 31, 2005 (f)           $  5,468        2.33%      (1.00%)        2.33%         (1.00%)        292.46%
Year Ended October 31, 2006               $115,138        2.06%      (0.72%)        2.07%         (0.72%)        219.51%
Year Ended October 31, 2007               $242,038        2.05%      (0.56%)        2.05%         (0.56%)        214.83%
------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)         $      1        1.73%      (0.63%)            (i)            (i)       341.57%
Year Ended October 31, 2005               $    152        1.74%      (0.25%)        1.74%         (0.25%)        292.46%
Year Ended October 31, 2006               $  1,431        1.68%      (0.30%)        1.68%         (0.30%)        219.51%
Year Ended October 31, 2007               $  9,193        1.62%      (0.15%)        1.62%         (0.15%)        214.83%
------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)   There were no fee reductions during the period.

(j)   The amount is less than $0.005.

(k) Includes payment from the Investment Adviser which increased the total return by 0.07%.

(l)   Amount is less than $1,000.


40 | CORE EQUITY SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------
                                                     INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------
                                                                  NET
                                                             REALIZED
                                   NET ASSET         NET          AND
                                      VALUE,  INVESTMENT   UNREALIZED  TOTAL FROM
                                   BEGINNING      INCOME     GAINS ON  INVESTMENT
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003           $ 9.67      (0.02)         4.14        4.12
Year Ended October 31, 2004 (f)       $13.79      (0.06)         2.11        2.05
Year Ended October 31, 2005           $15.72       0.11          4.62        4.73
Year Ended October 31, 2006           $18.52       0.02          5.35        5.37
Year Ended October 31, 2007           $21.72       0.08          2.19        2.27
----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)     $15.64      (0.01)         0.07        0.06
Year Ended October 31, 2005           $15.75       0.01          4.72        4.73
Year Ended October 31, 2006           $18.55       0.06          5.30        5.36
Year Ended October 31, 2007           $21.73       0.13          2.17        2.30
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                              DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                                                           CAPITAL
                                                                         CONTRIBU-              NET ASSET
                                          NET       NET                 TIONS FROM                 VALUE,
                                   INVESTMENT  REALIZED          TOTAL    ADVISOR/  REDEMPTION     END OF          TOTAL
                                       INCOME     GAINS  DISTRIBUTIONS   CUSTODIAN        FEES     PERIOD  RETURN (a)(b)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               --        --             --           --          --     $13.79      42.61%
Year Ended October 31, 2004 (f)           --     (0.17)         (0.17)          --        0.05     $15.72      15.43%
Year Ended October 31, 2005               --     (1.93)         (1.93)          --          --     $18.52      31.91%
Year Ended October 31, 2006            (0.02)    (2.16)         (2.18)          --        0.01     $21.72      31.64%
Year Ended October 31, 2007            (0.16)    (0.89)         (1.05)        0.02        0.01     $22.97      10.77%(k)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)         --        --             --           --        0.05     $15.75       0.70%
Year Ended October 31, 2005               --     (1.93)         (1.93)          --          --     $18.55      31.93%
Year Ended October 31, 2006            (0.03)    (2.16)         (2.19)          --        0.01     $21.73      31.52%
Year Ended October 31, 2007            (0.18)    (0.89)         (1.07)        0.02        0.01     $22.99      10.88%(k)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                                       RATIO       RATIO OF     INVESTMENT
                                                                      OF NET       EXPENSES  INCOME (LOSS)
                                                                  INVESTMENT      (PRIOR TO      (PRIOR TO
                                        NET ASSETS     RATIO OF       INCOME     REIMBURSE-     REIMBURSE-
                                         AT END OF  EXPENSES TO    (LOSS) TO      MENTS) TO      MENTS) TO
                                            PERIOD  AVERAGE NET  AVERAGE NET    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                            (000S)   ASSETS (c)   ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 18,584           1.45%      (0.35%)        1.54%         (0.44%)        100.05%
Year Ended October 31, 2004 (f)        $      7           1.45%      (0.39%)            (i)            (i)       341.57%
Year Ended October 31, 2005            $       (l)        1.49%       0.76%         1.58%          0.68%         292.46%
Year Ended October 31, 2006            $ 11,945           1.25%      (0.04%)        1.26%         (0.05%)        219.51%
Year Ended October 31, 2007            $ 39,345           1.14%       0.38%         1.14%          0.38%         214.83%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)      $    120           1.20%      (0.22%)            (i)            (i)       341.57%
Year Ended October 31, 2005            $  1,120           1.32%       0.12%         1.32%          0.12%         292.46%
Year Ended October 31, 2006            $ 41,396           1.06%       0.41%         1.07%          0.41%         219.51%
Year Ended October 31, 2007            $ 70,111           1.04%       0.36%         1.05%          0.36%         214.83%
------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)   There were no fee reductions during the period.

(j)   The amount is less than $0.005.

(k) Includes payment from the Investment Adviser which increased the total return by 0.07%.

(l)   Amount is less than $1,000.


                                                         CORE EQUITY SERIES | 41

SECTION 6 NATIONWIDE SMALL CAP CORE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                        NET ASSET          NET           AND
                                           VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                        BEGINNING       INCOME      GAINS ON   INVESTMENT
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.39         0.39
Year Ended October 31, 2007                $10.39     (0.01)            0.21         0.20
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.39         0.38
Year Ended October 31, 2007                $10.38     (0.07)            0.17         0.10
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.39         0.38
Year Ended October 31, 2007                $10.38     (0.05)            0.16         0.11
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.39         0.39
Year Ended October 31, 2007                $10.39     (0.07)            0.20         0.13
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.39         0.39
Year Ended October 31, 2007                $10.39          (g)          0.20         0.20
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.39         0.39
Year Ended October 31, 2007                $10.39       0.01            0.20         0.21
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                              DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
                                               NET                    NET ASSET
                                        INVESTMENT           TOTAL   VALUE, END           TOTAL
                                            INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-----------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)            --              --           $10.39          3.90%
Year Ended October 31, 2007               (0.05)          (0.05)          $10.54          1.88%
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)            --              --           $10.38          3.80%
Year Ended October 31, 2007                    (g)             (g)        $10.48          0.99%
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)            --              --           $10.38          3.80%
Year Ended October 31, 2007               (0.01)          (0.01)          $10.48          1.03%
-----------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)            --              --           $10.39          3.90%
Year Ended October 31, 2007               (0.02)          (0.02)          $10.50          1.28%
-----------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)            --              --           $10.39          3.90%
Year Ended October 31, 2007               (0.06)          (0.06)          $10.53          1.92%
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)            --              --           $10.39          3.90%
Year Ended October 31, 2007               (0.06)          (0.06)          $10.54          2.02%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES   INCOME (LOSS)
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)           $    1            1.52%          (0.38%)           2.56%         (1.42%)          0.00%
Year Ended October 31, 2007                 $  427            1.51%          (0.17%)           2.66%         (1.31%)        251.94%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)           $    1            2.25%          (0.81%)           3.17%         (1.73%)          0.00%
Year Ended October 31, 2007                 $   20            2.24%          (0.84%)           3.42%         (2.02%)        251.94%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)           $    1            2.25%          (0.81%)           3.17%         (1.73%)          0.00%
Year Ended October 31, 2007                 $  413            2.21%          (0.97%)           3.43%         (2.19%)        251.94%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)           $    1            1.99%          (0.45%)           3.07%         (1.53%)          0.00%
Year Ended October 31, 2007                 $    1            1.88%          (0.60%)           2.95%         (1.67%)        251.94%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)           $    1            1.27%           0.26%            2.52%         (0.98%)          0.00%
Year Ended October 31, 2007                 $    1            1.32%           0.04%            2.39%         (1.11%)        251.94%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)           $5,197            1.25%           0.20%            2.27%         (0.82%)          0.00%
Year Ended October 31, 2007                 $5,302            1.25%           0.07%            2.31%         (0.99%)        251.94%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(g)   The amount is less than $0.005.


42 | CORE EQUITY SERIES

SECTION 6 NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                        NET ASSET          NET           AND
                                           VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                        BEGINNING       INCOME      GAINS ON   INVESTMENT
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.67         0.66
Year Ended October 31, 2007                $10.66     (0.06)            3.06         3.00
------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.66         0.65
Year Ended October 31, 2007                $10.65     (0.15)            3.05         2.90
------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.66         0.65
Year Ended October 31, 2007                $10.65     (0.12)            3.03         2.91
------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.67         0.66
Year Ended October 31, 2007                $10.66     (0.17)            3.11         2.94
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)          $10.00        --(g)          0.66         0.66
Year Ended October 31, 2007                $10.66     (0.09)            3.13         3.04
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)          $10.00        --(g)          0.66         0.66
Year Ended October 31, 2007                $10.66     (0.09)            3.13         3.04
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
                                               NET        NET                    NET ASSET
                                        INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                            INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.66           6.60%
Year Ended October 31, 2007                    --      (0.16)          (0.16)       $13.50          28.44%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.65           6.50%
Year Ended October 31, 2007                    --      (0.16)          (0.16)       $13.39          27.51%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.65           6.50%
Year Ended October 31, 2007                    --      (0.16)          (0.16)       $13.40          27.61%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.66           6.60%
Year Ended October 31, 2007                    --      (0.16)          (0.16)       $13.44          27.87%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.66           6.60%
Year Ended October 31, 2007                 (0.01)     (0.16)          (0.17)       $13.53          28.78%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.66           6.60%
Year Ended October 31, 2007                 (0.01)     (0.16)          (0.17)       $13.53          28.78%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF        INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES     (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE   AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)    ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)           $    1            1.44%       (0.54%)           2.15%         (1.25%)         37.38%
Year Ended October 31, 2007                 $  377            1.60%       (1.01%)           2.74%         (2.15%)        321.82%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)           $    1            2.35%       (1.53%)           3.40%         (2.58%)         37.38%
Year Ended October 31, 2007                 $    5            2.35%       (1.74%)           3.45%         (2.84%)        321.82%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)           $    1            2.35%       (1.53%)           3.40%         (2.58%)         37.38%
Year Ended October 31, 2007                 $  216            2.35%       (1.79%)           3.50%         (2.94%)        321.82%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)           $    1            2.11%       (1.18%)           3.02%         (2.09%)         37.38%
Year Ended October 31, 2007                 $    1            2.00%       (1.38%)           3.03%         (2.40%)        321.82%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)           $    1            1.40%       (0.47%)           2.46%         (1.53%)         37.38%
Year Ended October 31, 2007                 $    1            1.35%       (0.73%)           2.41%         (1.79%)        321.82%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)           $5,432            1.35%       (0.41%)           2.35%         (1.41%)         37.38%
Year Ended October 31, 2007                 $6,865            1.35%       (0.72%)           2.36%         (1.73%)        321.82%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(g)   The amount is less than $0.005.


                                                         CORE EQUITY SERIES | 43

SECTION 6 NATIONWIDE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                        NET ASSET          NET           AND
                                           VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                        BEGINNING       INCOME      GAINS ON   INVESTMENT
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.45         0.45
Year Ended October 31, 2007 (h)            $10.45      0.05             0.42         0.47
------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.45         0.44
Year Ended October 31, 2007 (h)            $10.44     (0.07)            0.47         0.40
------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)          $10.00     (0.01)            0.45         0.44
Year Ended October 31, 2007 (h)            $10.44     (0.04)            0.44         0.40
------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.45         0.45
Year Ended October 31, 2007 (h)            $10.45          (g)          0.43         0.43
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.45         0.45
Year Ended October 31, 2007 (h)            $10.45      0.07             0.43         0.50
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)          $10.00          (g)          0.45         0.45
Year Ended October 31, 2007 (h)            $10.45      0.07             0.43         0.50
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
                                               NET        NET                    NET ASSET
                                        INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                            INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.45           4.50%
Year Ended October 31, 2007 (h)             (0.08)     (0.39)          (0.47)       $10.45           4.46%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.44           4.40%
Year Ended October 31, 2007 (h)             (0.03)     (0.39)          (0.42)       $10.42           3.78%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.44           4.40%
Year Ended October 31, 2007 (h)             (0.02)     (0.39)          (0.41)       $10.43           3.81%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.45           4.50%
Year Ended October 31, 2007 (h)             (0.03)     (0.39)          (0.42)       $10.46           4.16%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.45           4.50%
Year Ended October 31, 2007 (h)             (0.09)     (0.39)          (0.48)       $10.47           4.84%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)              --         --              --        $10.45           4.50%
Year Ended October 31, 2007 (h)             (0.09)     (0.39)          (0.48)       $10.47           4.84%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF        INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES     (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE   AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)    ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006 (f)          $    1             1.40%        0.13%            2.08%         (0.56%)        194.16%
Year Ended October 31, 2007 (h)            $  396             1.61%        0.43%            2.83%         (0.79%)        665.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006 (f)          $    1             2.35%       (0.82%)           3.40%         (1.87%)        194.16%
Year Ended October 31, 2007 (h)            $   86             2.31%       (0.67%)           3.57%         (1.93%)        665.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)          $    1             2.35%       (0.82%)           3.40%         (1.87%)        194.16%
Year Ended October 31, 2007 (h)            $  360             2.35%       (0.40%)           3.62%         (1.67%)        665.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2006 (f)          $    1             2.11%       (0.47%)           3.10%         (1.46%)        194.16%
Year Ended October 31, 2007 (h)            $    1             1.94%        0.04%            3.00%         (1.02%)        665.44%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2006 (f)          $    1             1.41%        0.22%            2.47%         (0.83%)        194.16%
Year Ended October 31, 2007 (h)            $    1             1.32%        0.64%            2.39%         (0.43%)        665.44%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2006 (f)          $5,325             1.35%        0.26%            2.35%         (0.73%)        194.16%
Year Ended October 31, 2007 (h)            $5,477             1.35%        0.63%            2.43%         (0.45%)        665.44%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

(g)   The amount is less than $0.005.

(h) Net investment income (loss) is based on average shares outstanding during the period.


44 | CORE EQUITY SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)


o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports


To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;


o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C.(For their hours of operation, call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C.20549- 0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                  PR-SC 2/08

Core Fixed Income Series
Fund Prospectus
February 28, 2008


Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund
Nationwide Tax-Free Income Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUND(SM)

                                                                 ON YOUR SIDE(R)

Core Fixed Income Series

Fixed-income funds designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Bond Fund Class A                                              NBDAX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class B                                              GBDBX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class C                                              GBDCX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class D                                              MUIBX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class R                                              GBDRX
--------------------------------------------------------------------------------
Nationwide Bond Fund Institutional Class                                  GBDIX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Class A                                   NMEAX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Class R                                   GMERX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Institutional Class                       NMEIX
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund Institutional Service Class               NMESX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class A                                   NUSAX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class B                                   GGBBX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class C                                   GGBCX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class D                                   NAUGX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class R                                   GGBRX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Institutional Class                       GGBIX
--------------------------------------------------------------------------------
Nationwide Money Market Fund Prime Shares                                 MIFXX
--------------------------------------------------------------------------------
Nationwide Money Market Fund Institutional Class                          GMIXX
--------------------------------------------------------------------------------
Nationwide Money Market Fund Service Class                                NWSXX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Class A                               MCAPX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Class C                               GGMCX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund IRA Class                             NMIRX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Institutional Class                   MCAIX
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund Service Class                         MCAFX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class A                                   NTFAX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class B                                   GTIBX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class C                                   GTICX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class D                                   NATFX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS



3     KEY TERMS

4     SECTION 1: FUND SUMMARIES
         AND PERFORMANCE
      Nationwide Bond Fund
      Nationwide Enhanced Income Fund
      Nationwide Government Bond Fund
      Nationwide Money Market Fund
      Nationwide Short Duration Bond Fund
      Nationwide Tax-Free Income Fund

27    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Techniques and Risks

30    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Portfolio Management
      Multi-Manager Structure

32    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

46    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans
         and Other Tax-Deferred Accounts
      Backup Withholding

48    SECTION 6: FINANCIAL HIGHLIGHTS


                                                    CORE FIXED INCOME SERIES | 1

--------------------------------------------------------------------------------

Core Fixed Income Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT SIX FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund
Nationwide Tax-Free Income Fund


THESE FUNDS ARE PRIMARILY INTENDED:


o to help investors seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Nationwide Tax-Free Income Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby the Nationwide Tax-Free Income Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as the investment adviser to this new Aberdeen Fund. The Board of Trustees of Aberdeen Funds approved the Plan at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

o Nationwide Bond Fund and Nationwide Government Bond Fund offer eight share classes. Six of those classes are offered in this prospectus: Class A, Class B, Class C, Class D, Class R and Institutional Class.

o Nationwide Tax-Free Income Fund offers six share classes. Four of those classes are offered in this prospectus: Class A, Class B, Class C and Class D.

The Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Tax-Free Income Fund also have Class X and Class Y shares which are offered in a separate prospectus and are available only to certain shareholders. If you owned Class X or Class Y shares of any of these Funds as of September 1, 2003, you may continue to purchase them and should refer to the separate prospectus for more information.

o Nationwide Enhanced Income Fund offers four share classes: Class A, Class R, Institutional Service Class and Institutional Class.

o Nationwide Money Market Fund offers three share classes: Service Class, Institutional Class and Prime Shares.

o Nationwide Short Duration Bond Fund offers four classes of shares: Class A, Class C, Service Class and Institutional Class.

IRA Class shares of the Nationwide Short Duration Bond Fund are closed to new investors, including any exchanges from other Nationwide Funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Nationwide Funds, as well as through dividend and capital gains reinvestments. The Fund will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

DERIVATIVE - a contract the value of which is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds". They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.


INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                    CORE FIXED INCOME SERIES | 3

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in FIXED-INCOME SECURITIES that are INVESTMENT GRADE, including CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

The Fund may also invest a portion of its assets in:

o     MORTGAGE-BACKED SECURITIES;

o     ASSET-BACKED SECURITIES;

o     foreign government and corporate bonds denominated in U.S. dollars;

o COMMERCIAL PAPER rated by a rating agency in one of the two highest rating categories;

o     HIGH-YIELD BONDS and

o     DERIVATIVES.


In selecting securities, the Fund's subadviser typically maintains an average portfolio DURATION of three to seven years.

The Fund's subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The Fund's subadviser also may sell a bond as it gets closer to its MATURITY in order to maintain the Fund's target duration and achieve an attractive TOTAL RETURN.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.


SELECTION RISK - the subadviser may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.


LOWER RATED SECURITIES RISK - refers to the risk that the Fund's investment in high-yield bonds and other lower rated bonds will subject the Fund to substantial risk of loss.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


4 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

  1998     1999    2000     2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 8.40%   -2.80%   7.40%    9.80%   9.30%   6.40%   4.83%   3.13%   4.40%   1.33%


BEST QUARTER: 5.17% - 3RD QTR OF 2002
WORST QUARTER: -2.80% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                     1.30%     3.76%      4.93%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                     0.11%     3.66%      4.75%
--------------------------------------------------------------------------------
Class C shares - Before Taxes (2),(3)                3.99%     3.97%      4.95%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                        1.33%     4.01%      5.15%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions       -0.42%     2.28%      3.06%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares                 0.83%     2.40%      3.09%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                     5.42%     4.49%      5.40%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)         6.10%     4.96%      5.64%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate Bond Index(4)                  6.96%     4.42%      5.97%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit
   Bond Index(5)                                     7.25%     4.44%      6.01%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 1, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through June 29, 2004.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) Effective March 1, 2008, the Fund is changing its benchmark from the Lehman Brothers Government/Credit Bond Index to the Lehman U.S. Aggregate Bond Index (the "Aggregate Index"). The Aggregate Index is an unmanaged market value-weighted index that is comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. The Aggregate Index more closely reflects the Fund's management style because it includes the permissible instruments in which the Fund may invest. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(5) The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                    CORE FIXED INCOME SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                       INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   CLASS A SHARES CLASS B SHARES CLASS C SHARES CLASS D SHARES CLASS R SHARES CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            4.25%(2)       None           None           4.50%(2)       None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None(3)        5.00%(4)       1.00%(5)       None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                  2.00%          2.00%          2.00%          2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.50%          0.50%          0.50%          0.50%          0.50%          0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%          1.00%          1.00%          None           0.50%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                          0.32%          0.22%          0.22%          0.27%          0.42%          0.22%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         1.07%          1.72%          1.72%          0.77%          1.42%          0.72%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D and Class R shares were 0.10%, 0.05% and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


6 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  529   $   751   $   990   $  1,675
--------------------------------------------------------------------------------
Class B shares                               675       842     1,133      1,778
--------------------------------------------------------------------------------
Class C shares                               275       542       933      2,030
--------------------------------------------------------------------------------
Class D shares                               525       685       859      1,361
--------------------------------------------------------------------------------
Class R shares                               145       449       776      1,702
--------------------------------------------------------------------------------
Institutional Class shares                    74       230       401        894
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares **:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  175   $   542   $   933   $  1,778
--------------------------------------------------------------------------------
Class C shares                               175       542       933      2,030
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                    CORE FIXED INCOME SERIES | 7

SECTION 1 NATIONWIDE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in high-grade CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable-rate basis.


In choosing securities for the Fund, the Fund's subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund's subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund.


The Fund is managed so that its DURATION will be between six months and one year, and will not exceed two years, and the Fund may enter into certain DERIVATIVES contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.


NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.


SELECTION RISK - the subadviser may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


8 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 2000     2001     2002     2003    2004    2005    2006    2007
----------------------------------------------------------------
4.80%    2.50%    2.20%    0.90%   0.49%   2.17%   4.31%   4.83%


BEST QUARTER: 1.59% - 3RD - QTR OF 2000
WORST QUARTER: -0.36% - 2ND - QTR OF 2004

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                          1 YEAR   5 YEARS      (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes              2.14%     2.06%             2.47%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                        0.69%     0.98%             1.05%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of
   Shares                                  1.37%     1.12%             1.24%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)           4.58%     2.42%             2.69%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                            5.20%     2.64%             2.90%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                            5.18%     2.84%             3.13%
--------------------------------------------------------------------------------
ML 6-Month T-Bill Index(3)                 5.61%     3.19%             3.73%(4)
--------------------------------------------------------------------------------
ML 1-Year T-Bill Index(3)                  5.95%     2.96%             4.07%(4)
--------------------------------------------------------------------------------
Composite Index(3)                         5.78%     3.08%             3.90%(4)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class R shares (October 1, 2003) are based on the previous performance of Class A shares. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(3) The Composite Index comprises 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index/50% Merrill Lynch 1-Year Treasury Bill Index. The ML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date. The ML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity. The Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Indexes would be lower. Individuals cannot invest directly in an index.

(4) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.


                                                    CORE FIXED INCOME SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                               INSTITUTIONAL         INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                    CLASS A SHARES   CLASS R SHARES   SERVICE CLASS SHARES  CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon purchases
(as a percentage of offering price)                         2.25%(2)         None             None                  None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed
upon redemptions (as a percentage of offering or
sale price, whichever is less)                              None(3)          None             None                  None
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)                                     0.35%            0.35%            0.35%                 0.35%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                                0.25%            0.50%            None                  None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(4)                                           0.21%            0.36%            0.37%                 0.16%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.81%            1.21%            0.72%                 0.51%
----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(5)               0.06%            0.06%            0.06%                 0.06%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                              0.75%            1.15%            0.66%                 0.45%
----------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.05%, 0.20% and 0.21% respectively. The full 0.25% in administrative services fees is not reflected for Class A, Class R or Institutional Service Class shares in "Other Expenses" at this time because the Fund does not currently sell Class A and Class R shares to intermediaries that charge the full amount permitted.

(5) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.45% at least through May 1, 2009, for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.95% for Class A shares, 1.20% for Class R shares and 0.70% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares*                              $  300  $   472  $   659  $  1,199
--------------------------------------------------------------------------------
Class R shares                                  117      378      659     1,461
--------------------------------------------------------------------------------
Institutional Service Class shares               67      224      395       889
--------------------------------------------------------------------------------
Institutional Class shares                       46      158      279       635
--------------------------------------------------------------------------------


*Assumes a CDSC does not apply.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 11

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's subadviser seeks to achieve the Fund's objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

In selecting investments for the Fund, the Fund's subadviser uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund's subadviser may also look for bonds that it believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.


SELECTION RISK - the subadviser may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


12 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998     1999    2000     2001    2002    2003    2004    2005    2006    2007
-------------------------------------------------------------------------------
8.20%   -2.00%  12.90%    7.90%  11.00%   1.90%   3.42%   2.77%   3.85%   7.72%


BEST QUARTER: 5.58% - 3RD - QTR OF 2001
WORST QUARTER: -2.48% - 2ND - QTR OF 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                      1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                       2.98%    2.74%     4.97%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                       1.92%    2.70%     4.83%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                     5.83%    3.03%     5.01%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                          2.87%    2.96%     5.20%
--------------------------------------------------------------------------------
Class D shares - After Taxes
   on Distributions                                    1.28%    1.39%     3.17%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares                   1.82%    1.60%     3.20%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                       7.25%    3.55%     5.50%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(2)                                     8.03%    3.99%     5.73%
--------------------------------------------------------------------------------
Merrill Lynch Government Master Index(4)               8.76%    4.11%     5.91%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Returns have been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Returns have not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 2, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class D from May 12, 1998, through June 29, 2004.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                   CORE FIXED INCOME SERIES | 13

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                       INSTITUTIONAL
FROM YOUR INVESTMENT)(1)              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                       4.25%(2)        None            None            4.50%(2)        None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)             None(3)         5.00%(4)        1.00%(5)        None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)             2.00%           2.00%           2.00%           2.00%           2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                              0.50%           0.50%           0.50%           0.50%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%           None            0.50%           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                     0.35%           0.21%           0.21%           0.31%           0.41%           0.21%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                    1.10%           1.71%           1.71%           0.81%           1.41%           0.71%

------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class:--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D and Class R shares were 0.14%, 0.10% and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


14 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $532      $760    $1,005     $1,708
--------------------------------------------------------------------------------
Class B shares                               674       839     1,128      1,782
--------------------------------------------------------------------------------
Class C shares                               274       539       928      2,019
--------------------------------------------------------------------------------
Class D shares                               529       697       879      1,407
--------------------------------------------------------------------------------
Class R shares                               144       446       771      1,691
--------------------------------------------------------------------------------
Institutional Class shares                    73       227       395        883
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $174      $539      $928     $1,782
--------------------------------------------------------------------------------
Class C shares                               174       539       928      2,019
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 15

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

o COMMERCIAL PAPER and other FIXED-INCOME SECURITIES issued by U.S. and foreign corporations;

o     ASSET-BACKED SECURITIES comprised of commercial paper;

o     U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES;

o     obligations of foreign governments;

o     COMMERCIAL PAPER issued by states and municipalities and

o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average MATURITY will be 90 days or less.


Because the Fund invests in short-term securities, the Fund's subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated instruments.


SELECTION RISK - the subadviser may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


ASSET-BACKED SECURITIES RISK - The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-based securities may not have the benefit of any security interest in the related asset.


SHARE REDUCTION RISK - In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.


If the value of the Fund's investments goes down, you may lose money.


16 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. All of the Fund's then-outstanding shares were reclassified as Prime shares on January 4, 1999. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 7-day yield.

ANNUAL TOTAL RETURNS - PRIME SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998   1999    2000    2001    2002    2003    2004    2005    2006    2007
----------------------------------------------------------------------------
5.10%  4.70%   5.90%   3.50%   1.10%   0.60%   0.83%   2.72%   4.56%   4.86%


BEST QUARTER: 1.52% - 4TH QTR OF 2000
WORST QUARTER: 0.13% - 3RD AND 4TH QTR OF 2003 AND
1ST AND 2ND QTR OF 2004

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Prime shares                                          4.86%     2.70%     3.37%
--------------------------------------------------------------------------------
Service Class shares(2)                               4.75%     2.56%     3.26%
--------------------------------------------------------------------------------
Institutional Class shares(2)                         4.95%     2.77%     3.41%
--------------------------------------------------------------------------------
iMoneyNet First Tier Retail Index(3)                  5.36%     2.63%     3.32%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns between May 11, 1998 and the introduction of the Service Class (January 4,1999) and the Institutional Class (December 31, 2001) include the previous performance of the Fund's Prime shares. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has not been adjusted to reflect different expense levels, which if reflected would have resulted in lower performance for the Service Class.


(3) The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury securities, other U.S. government securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                   CORE FIXED INCOME SERIES | 17

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying shares of the Fund, depending on the share class you select. There are no sales charges to purchase or sell shares of the Nationwide Money Market Fund.


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES              PRIME    SERVICE CLASS   INSTITUTIONAL
THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES   SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)                   0.39%    0.39%           0.39%
---------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales,
promotions and other distribution activities, as
well as certain shareholder servicing costs)          None     0.10%(1)        None
---------------------------------------------------------------------------------------------
Other Expenses(2)                                     0.19%    0.25%           0.12%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(3)               0.58%    0.74%           0.51%
---------------------------------------------------------------------------------------------

(1) Pursuant to the Fund's Rule 12b-1 Plan, Service Class shares are subject to a maximum 12b-1 fee of 0.15% of the average daily net assets of the Fund's Service Class shares.

(2) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Prime shares and Service Class shares. For the year ended October 31, 2007, administrative services fees for Prime shares and Service Class shares were 0.07% and 0.13%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(3) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.59% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, "Total Annual Fund Operating Expenses" could increase to 0.76% for Service Class shares and 0.86% for Prime shares before the Adviser would be required to limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Prime shares                                 $59      $186      $324       $726
--------------------------------------------------------------------------------
Service Class shares                          76       237       411        918
--------------------------------------------------------------------------------
Institutional Class shares                    52       164       285        640
--------------------------------------------------------------------------------


18 | CORE FIXED INCOME SERIES

SECTION 1 NATIONWIDE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests primarily in U.S. GOVERNMENT SECURITIES, U.S. GOVERNMENT AGENCY SECURITIES and CORPORATE BONDS that are INVESTMENT GRADE. The Fund also may purchase MORTGAGE-BACKED SECURITIES and ASSET-BACKED SECURITIES, and may invest in FIXED-INCOME SECURITIES that pay interest on either a fixed-rate or variable-rate basis.


In choosing securities for the Fund, the Fund's subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, MATURITY and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund's subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund.


The Fund is managed so that its DURATION generally will not exceed three years, and the Fund may enter into certain DERIVATIVES contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.


NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.


SELECTION RISK - the subadviser may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                   CORE FIXED INCOME SERIES | 19

PERFORMANCE

Prior to October 4, 2004, the Fund was invested in a combination of short- and intermediate-term fixed-income securities and wrap contracts issued by financial institutions intended to stabilize the Fund's net asset value per share. Since that date, the Fund has ceased to use wrap contracts for that purpose. For the period between October 4, 2004 and December 6, 2004, the Fund concentrated its investments in short-term fixed-income instruments with less than 60 days to maturity. Beginning December 6, 2004, the Fund began to pursue its new investment objective and strategies as described herein and the Fund's share price fluctuates daily.

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2000    2001    2002    2003   2004    2005    2006    2007
-------------------------------------------------------------
 5.65%   5.47%   4.19%   2.88%  1.79%   1.53%   3.96%   5.68%


BEST QUARTER: 2.07% - 3RD QTR OF 2007
WORST QUARTER: -0.21% - 1ST QTR OF 2005


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                              1 YEAR    5 YEARS  (FEB. 1, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)               3.28%      2.55%        3.64%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions(2)                            1.94%      1.47%        2.14%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares(2)        2.10%      1.54%        2.18%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3)               4.34%      2.90%        3.83%
--------------------------------------------------------------------------------
Service Class shares - Before Taxes            5.45%      3.09%        3.95%
--------------------------------------------------------------------------------
IRA Class shares - Before Taxes                5.65%      3.11%        3.96%
--------------------------------------------------------------------------------
Institutional Class shares
   - Before Taxes                              5.94%      3.48%        4.35%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index(4)       7.32%      3.12%        4.50%(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns shown prior to the creation of Class A shares (July 16, 2003) include the previous performance of the Fund's IRA Class shares. This performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities and have the same expenses after any fee waiver or reimbursements. Class A returns have been restated for the applicable sales charges.

(3) Returns before the first offering of Class C shares (February 28, 2005) are based on the previous performance of Class A shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. Returns for Class C shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect any lower expenses.

(4) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(5) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since January 31, 1999.


20 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                 SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                    CLASS A SHARES   CLASS C SHARES     SHARES          CLASS SHARES    IRA CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                             2.25%(2)         None               None            None            None
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)          0.75%(4)           None            None            None
---------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                   2.00%            2.00%              2.00%           2.00%           2.00%
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                    0.35%            0.35%              0.35%           0.35%           0.35%
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well as
certain shareholder servicing costs)        0.25%            0.75%              0.25%           None            0.25%
---------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.20%            0.20%              0.35%           0.20%           0.20%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                          0.80%            1.30%              0.95%           0.55%           0.80%
---------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                    0.10%            0.10%              0.10%           0.10%           0.10%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                     0.70%            1.20%              0.85%           0.45%           0.70%
---------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charge and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC of 0.75% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds:
      Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in omnibus accounts or retirement plans that cannot implement the fee.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Service Class and IRA Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Service Class and IRA Class shares were 0%, 0.15% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.55% for at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, "Total Annual Fund Operating Expenses (after Waivers/Reimbursements)" could increase to 0.95% for Class A shares, 0.95% for Service Class shares and 0.95% for IRA Class shares before the Adviser would be required to limit the Fund's expenses.


                                                   CORE FIXED INCOME SERIES | 21

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $295      $465     $650      $1,183
--------------------------------------------------------------------------------
Class C shares                               197       402      703       1,559
--------------------------------------------------------------------------------
Service Class shares                          87       293      516       1,157
--------------------------------------------------------------------------------
Institutional Class shares                    46       166      297         680
--------------------------------------------------------------------------------
IRA Class shares                              72       245      434         980
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                          1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class C shares                              $122      $402     $703      $1,559
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Service Class, Institutional Class and IRA Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

22 | CORE FIXED INCOME SERIES

SECTION 1 NATIONWIDE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in INVESTMENT GRADE FIXED-INCOME SECURITIES that qualify as MUNICIPAL OBLIGATIONS. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's management seeks value.


A security may be sold to take advantage of more favorable opportunities.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.


If the value of the Fund's investments goes down, you may lose money.


                                                   CORE FIXED INCOME SERIES | 23

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998      1999     2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
5.60%    -3.60%   11.40%   4.60%   8.50%   5.00%   4.44%   3.02%   3.67%   2.55%


BEST QUARTER: 4.66% - 3RD QTR OF 2002
WORST QUARTER: -2.66% - 2ND QTR OF 2004


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                    -2.03%     2.57%      3.76%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                    -3.31%     2.37%      3.54%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                   0.57%     2.71%      3.72%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                       -2.05%     2.78%      3.98%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions       -2.25%     2.73%      3.93%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions
   and Sales of Shares                               0.37%     2.99%      4.05%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(4)              3.37%     4.30%      5.18%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 12, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 12, 1998, through March 1, 2001 and the Fund's Class Y from March 2, 2001, through September 4, 2003.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


24 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.
--------------------------------------------------------------------------------


SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS D SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of offering price)          4.25%(2)         None             None             4.50%(2)
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a percentage
of offering or sale price, whichever is less)               None(3)          5.00%(4)         1.00%(5)         None
------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(6)                         2.00%            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally managed)                  0.50%            0.50%            0.50%            0.50%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)                     0.25%            1.00%            1.00%            None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                                           0.18%            0.18%            0.18%            0.18%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        0.93%            1.68%            1.68%            0.68%
------------------------------------------------------------------------------------------------------------------------------


1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

2 The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

3 A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.


7 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class D shares. For the year ended October 31, 2007, administrative services fees for Class A and Class D shares were 0% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


                                                   CORE FIXED INCOME SERIES | 25

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $516       $709     $ 918     $1,519
--------------------------------------------------------------------------------
Class B shares                              671        830     1,113      1,694
--------------------------------------------------------------------------------
Class C shares                              271        530       913      1,987
--------------------------------------------------------------------------------
Class D shares                              516        658       812      1,258
--------------------------------------------------------------------------------


*Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $171       $530      $913     $1,694
--------------------------------------------------------------------------------
Class C shares                              171        530       913      1,987
--------------------------------------------------------------------------------


**Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

26 | CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.


MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities interest rates to be too low for a longer-term investment. This risk is known as "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.


                                                   CORE FIXED INCOME SERIES | 27

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.


HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments;

o     greater risk of loss due to default or declining credit quality;

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o higher transaction costs; o less stringent regulatory and accounting standards and o delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REPURCHASE AGREEMENTS - When entering into a repurchase agreement, a Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and

28 | CORE FIXED INCOME SERIES
variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

Like other fixed-income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

CREDIT DEFAULT SWAP AGREEMENTS - The Nationwide Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


TEMPORARY INVESTMENTS - Each of the Nationwide Bond Fund, Nationwide Enhanced Income Fund, Nationwide Government Bond Fund, Nationwide Short Duration Bond Fund and Nationwide Tax-Free Income Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                   CORE FIXED INCOME SERIES | 29

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Each Fund pays NFA a management fee based on each Fund's average daily net assets. The Adviser pays each subadviser (where applicable) from the management fee it receives. The total management fees paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, were as follows:

--------------------------------------------------------------------------------
                                                FUND ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Nationwide Bond Fund                                                      0.50%
--------------------------------------------------------------------------------
Nationwide Enhanced Income Fund*                                          0.29%
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                                           0.50%
--------------------------------------------------------------------------------
Nationwide Money Market Fund                                              0.39%
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund*                                      0.25%
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                                           0.50%
--------------------------------------------------------------------------------

* Fees were paid to Morley, as the Fund's investment adviser, for the period November 1, 2006 through April 30, 2007, after which NFA became the Funds' investment adviser and Morley became the subadviser.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser may manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

NATIONWIDE ASSET MANAGEMENT, LLC ("NWAM"): is the subadviser for the Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Money Market Fund. NWAM is located at One Nationwide Plaza, Columbus, Ohio 43215. NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company ("Nationwide Mutual") and is an affiliate of the Adviser.

MORLEY CAPITAL MANAGEMENT, INC. ("MORLEY"): is subadviser to the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund. Morley is located at 1300 S.W. 5th Avenue, Suite 3300, Portland, Oregon 97201. Morley is a wholly-owned subsidiary of Morley Financial Services, Inc., a firm specializing in stable value and fixed income fund management which was founded in 1982 and began managing its first discretionary account in February 1984.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Mutual.

Ms. Brown joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior investment analyst and is currently a Senior Investment Professional. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Mutual.


30 | CORE FIXED INCOME SERIES

NATIONWIDE ENHANCED INCOME FUND AND NATIONWIDE SHORT DURATION BOND FUND

Perpetua M. Phillips, vice president and senior portfolio manager, and Shane Johnston, portfolio manager, are responsible for the day-to-day management of the Funds, including the selection of the Funds' investments.


Ms. Phillips joined Morley in 1999. She has 19 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Johnston joined Morley in 2000. He has eight years of experience in finance and investments, including fixed-income portfolio management and trading.


NATIONWIDE GOVERNMENT BOND FUND


Gary R. Hunt, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Nationwide Government Bond Fund and its predecessor funds, since March 1997. He joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.


NATIONWIDE MONEY MARKET FUND


Dan Blevins, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Blevins joined Nationwide Insurance, an affiliate of the Adviser, in 1996 and now serves as an Investment Professional. While at Nationwide Insurance, Mr. Blevins has worked as an accountant and in the investment research department. He has managed short-term portfolios for the past seven years.


NATIONWIDE TAX-FREE INCOME FUND


Alpha Benson is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson manages the Nationwide Tax-Free Income Fund on behalf of NFA, and has been employed at NFA or its affiliates since 1977, and is currently a Senior Investment Professional. She has managed the Nationwide Tax-Free Income Fund and its predecessor since its inception in March 1986.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise subadvisory agreements with non-affiliated subadvisers with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o     communicating performance expectations and evaluations to the subadvisers;
      and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                   CORE FIXED INCOME SERIES | 31

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right and on the next page compares Class A, Class B, Class C and Prime shares, which are available to all investors, and Class D shares which are available only to certain investors.

Class R, Service Class, Institutional Service Class, Institutional Class and IRA Class shares also are available only to certain investors. For eligible investors these share classes may be more suitable than Class A, Class B, Class C or Prime shares.

IRA Class shares of the Nationwide Short Duration Bond Fund are closed to new investors, including any exchanges from other Nationwide Funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Nationwide Funds, as well as through dividend and capital gains reinvestments. The Fund will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------

COMPARING CLASS A, CLASS D, CLASS B, CLASS C AND PRIME SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES AND
CLASS D SHARES

Front-end sales charge               A front-end sales charge means that a
up to 4.25% for Class A                portion of your initial investment goes
shares and 4.50% for                   toward the sales charge and is not
Class D shares. (2.25%                 invested.
for Nationwide

Enhanced Income Fund                 Reduction and waivers of sales charges may
and Nationwide Short                   be available.
Duration Bond Fund)
                                     Total annual operating expenses are lower
Contingent deferred                    than Class B and Class C expenses which
sales charge (CDSC)(1)                 means higher dividends and/or net asset
(Class A shares only)                  value ("NAV") per share.

Annual service and/or                No conversion feature.
12b-1 fee of 0.25%                   No maximum investment amount.
(Class A shares only)
Administrative services
fee of up to 0.25%
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines 1% in most years to zero
                                       after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                     than Class A charges which means lower
No administrative                      dividends and/or NAV per share.
services fee
                                     Automatic conversion to Class A shares
                                       after seven years, which means lower
                                       annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                       Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
(0.75% for Nationwide                  investment immediately goes toward
Short Duration Bond                    buying shares.
Fund)                                No reduction of CDSC, but waivers may be
                                       available.

                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                     than Class A charges which means lower
(0.75% for Nationwide                  dividends and/or NAV per share.
Short Duration Bond
Fund)
                                     No conversion feature.
No administrative
services fee                         Maximum investment amount of
                                       $1,000,000(2). Larger investments may
                                       be rejected.

--------------------------------------------------------------------------------

32 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS D, CLASS B, CLASS C AND PRIME SHARES (CONT.)

CLASSES AND CHARGES                  POINTS TO CONSIDER
PRIME SHARES
(NATIONWIDE MONEY
MARKET FUND)
No annual service                    No front-end sales charge means your full
and/or 12b-1 fee                       investment immediately goes toward
                                       buying shares.

Administrative services              No maximum investment amount.
fee of up to 0.25%

--------------------------------------------------------------------------------

1 A CDSC of up to 0.75% for the Nationwide Bond Fund, the Nationwide Government Bond Fund and the Nationwide Tax-Free Income Fund; and 0.35% for the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund will be charged on Class A shares redeemed within 18 months of purchase (or two years in the case of the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund) if you paid no sales charge on the original purchase and a finders fee was paid.

2     This limit was calculated based on a one-year holding period.

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES FOR NATIONWIDE BOND FUND, NATIONWIDE GOVERNMENT BOND FUND AND NATIONWIDE TAX-FREE INCOME FUND

--------------------------------------------------------------------------------


                          SALES CHARGE AS A PERCENTAGE OF
                          -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
     AMOUNT OF                     OFFERING         INVESTED      PERCENTAGE OF
     PURCHASE                         PRICE  (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                    4.25%            4.44%              3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                  3.50             3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                  2.50             2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                  2.00             2.04               1.75
--------------------------------------------------------------------------------
$1 million or more                    None             None              None*
--------------------------------------------------------------------------------


FRONT-END SALES CHARGES FOR CLASS A SHARES FOR NATIONWIDE ENHANCED INCOME FUND AND NATIONWIDE SHORT DURATION BOND FUND

--------------------------------------------------------------------------------


                          SALES CHARGE AS A PERCENTAGE OF
                          -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                          OFFERING         INVESTED      PERCENTAGE OF
PURCHASE                              PRICE  (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                    2.25%            2.30%              2.00%
--------------------------------------------------------------------------------
$100,000 to $499,999                  1.75             1.78               1.50
--------------------------------------------------------------------------------
$500,000 to $999,999                  1.50             1.52               1.25
--------------------------------------------------------------------------------
$1 million or more                    None             None              None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.


CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as they purchase the Class D shares through the same account in the same capacity and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES

--------------------------------------------------------------------------------


                                                SALES CHARGE
                                             AS A PERCENTAGE             DEALER
                                               OF NET AMOUNT      COMMISSION AS
AMOUNT OF                          OFFERING         INVESTED      PERCENTAGE OF
PURCHASE                              PRICE  (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                     4.50%            4.71%              4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                    4.00             4.17               3.50
--------------------------------------------------------------------------------
$100,000 to $249,999                  3.00             3.09               2.50
--------------------------------------------------------------------------------
$250,000 to $499,999                  2.50             2.56               1.75
--------------------------------------------------------------------------------
$500,000 to $999,999                  2.00             2.04               1.25
--------------------------------------------------------------------------------
$1 million or more                    None             None               None
--------------------------------------------------------------------------------


                                                   CORE FIXED INCOME SERIES | 33

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES
Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------

WAIVER OF CLASS A AND CLASS D SALES CHARGES
Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from redemptions of Nationwide Fund Class D shares;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

34 | CORE FIXED INCOME SERIES

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund). The CDSC covers the finders fee paid to the selling dealer. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds you made that were subject to the Class A CDSC.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     a finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------

AMOUNT OF                              $1 MILLION      $4 MILLION   $25 MILLION
PURCHASE                            TO $3,999,999  TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
Amount of CDSC on
   Nationwide Enhanced Income Fund
   and Nationwide Short Duration
   Bond Fund if redeemed within
   24 months of initial purchase            0.35%           0.25%         0.15%
--------------------------------------------------------------------------------
Amount of CDSC on other Funds
if redeemed within 18 months
of purchase                                 0.75%           0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


The CDSC for Class A shares of the Funds is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.


--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.

                                                   CORE FIXED INCOME SERIES | 35

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1% (0.75% for Class C shares of the Nationwide Short Duration Bond Fund).

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R, Service Class, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans; o non-qualified deferred compensation plans and


o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES

Institutional Service Class and Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, their affiliates and their corporate sponsors and subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;


36 | CORE FIXED INCOME SERIES

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES


Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, IRA Class and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Service Class, Institutional Class and Prime shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, IRA Class and Service Class shares (Nationwide Money Market Fund only) pay the Distributor annual amounts not exceeding the following:


--------------------------------------------------------------------------------
CLASS                                     AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                            0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                            1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                            1.00%* (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                            0.50% (0.25% of which may be
                                          either a distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares
(Money Market Fund only)                  0.15% (distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares
(Short Duration Bond
Fund only)                                0.25% (distribution or service fee)
--------------------------------------------------------------------------------
IRA Class shares                          0.25% (distribution or service fee)
--------------------------------------------------------------------------------


*     0.75% for Nationwide Short Duration Bond Fund

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R, IRA Class and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R, Service Class, IRA Class and Prime shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime share assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


                                                   CORE FIXED INCOME SERIES | 37

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.


Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o    hear fund price  information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


38 | CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B AND CLASS C SHARES


All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                  HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE       60-DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                    **  A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has            THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial             relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange     intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is           and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or an  processed at the NAV next calculated after the Funds' agent or
authorized intermediary receives your order in proper form.        an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made        BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.         mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,    include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT      you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                       all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges         BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds      unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are       follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or     genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds   expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to     may revoke telephone privileges at any time, without notice to
shareholders.                                                      shareholders. For redemptions, shareholders who own shares in an
                                                                   IRA account should call 800-848-0920.

                                                                   ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                   The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'    ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions   website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                        of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal     BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization will   directly to your account at a commercial bank. A voided check
be in effect unless you give the Funds written notice of its       must be attached to your application. (The authorization will be
termination.)                                                      in effect unless you give the Fund written notice of its
                                                                   termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment     o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                     next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                     o    Nationwide Funds deducts a $20 service fee from the
                                                                        redemption proceeds for this service.

o    the wire must be received by 4:00 p.m. in order to receive    o    your financial institution may also charge a fee for
     the current day's NAV.                                             receiving the wire.

                                                                   o    funds sent outside the U.S. may be subject to higher fees.

                                                                   BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide    BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the second  be sent to your bank via ACH on the second business day after
business day after your purchase order has been processed. A       your order has been processed. A voided check must be attached
voided check must be attached to your application. Money sent      to your application. Money sent through ACH should reach your
through ACH typically reaches Nationwide Funds from your bank in   bank in two business days. There is no fee for this service.
two business days. There is no fee for this service. (The          (The authorization will be in effect unless you give the Funds
authorization will be in effect unless you give the Funds          written notice of its termination.)
written notice of its termination.)
                                                                   ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement       RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or     plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call   their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to  our toll-free number. Eligible entities or individuals wishing
conduct transactions in Institutional Service Class or             to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number        Institutional Class shares should call our toll-free number.


                                                   CORE FIXED INCOME SERIES | 39

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

The Nationwide Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

40 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES
To open an account                                        $    2,000 (per Fund)
To open an IRA account                                    $    1,000 (per Fund)
Additional investments                                    $      100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                         $               1,000
Additional Investments
(Automatic Asset Accumulation Plan)                       $                  50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES
To open an account                                        $   50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
IRA CLASS SHARES
To open an account                                        $    1,000 (per Fund)
Additional investments                                    $                 100
Additional Investments
(Automatic Asset Accumulation Plan)                       $                  50
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. For Prime Shares of Nationwide Money Market Fund, if the average monthly value of your account falls below $250, you are generally subject to a $2 monthly fee. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the low-balance fee.


                                                   CORE FIXED INCOME SERIES | 41

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND


You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM


You may elect to automatically redeem shares in Class A, Class D, Class B, Class C, Prime and IRA Class shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

42 | CORE FIXED INCOME SERIES

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.
--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 43

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

44 | CORE FIXED INCOME SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                   CORE FIXED INCOME SERIES | 45

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Nationwide Money Market Fund expects to declare daily and distribute net investment income, if any, to shareholders as dividends monthly. The Nationwide Bond, Nationwide Government Bond, Nationwide Tax-Free Income, Nationwide Enhanced Income and Nationwide Short Duration Bond Funds expect to declare and distribute net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

o distributions are taxable to you at either ordinary income or capital gains tax rates;

o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, none of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates because the income of the Funds is primarily derived from investments earning interest rather than divided income;

o for corporate shareholders, none of income dividends paid may be eligible for the corporate dividend-received deduction because the income of the Funds is primarily derived from investments earning interest rather than divided income, and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


NATIONWIDE TAX-FREE INCOME FUND


Most distributions from the Tax-Free Income Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Any taxable distributions will be reported on Form 1099-DIV and any exempt interest dividends will be reported on Form 1099-INT. Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund. Exempt-interest dividends are taken into account


46 | CORE FIXED INCOME SERIES
when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

While the Tax-Free Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by a Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                   CORE FIXED INCOME SERIES | 47

SECTION 6 NATIONWIDE BOND FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31, or if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                                                           AND
                                          NET ASSET                 UNREALIZED
                                             VALUE,          NET         GAINS   TOTAL FROM
                                          BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                          OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $9.43         0.46         0.24          0.70
Year Ended October 31, 2004                   $9.67         0.43         0.08          0.51
Year Ended October 31, 2005                   $9.75         0.40        (0.22)         0.18
Year Ended October 31, 2006                   $9.53         0.44         0.04          0.48
Year Ended October 31, 2007                   $9.58         0.47        (0.07)         0.40
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)             $9.49         0.06         0.18          0.24
Year Ended October 31, 2004                   $9.67         0.36         0.08          0.44
Year Ended October 31, 2005                   $9.75         0.34        (0.22)         0.12
Year Ended October 31, 2006                   $9.53         0.39         0.02          0.41
Year Ended October 31, 2007                   $9.57         0.40        (0.06)         0.34
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)             $9.50         0.06         0.18          0.24
Year Ended October 31, 2004                   $9.68         0.36         0.08          0.44
Year Ended October 31, 2005                   $9.76         0.34        (0.22)         0.12
Year Ended October 31, 2006                   $9.54         0.39         0.02          0.41
Year Ended October 31, 2007                   $9.58         0.40        (0.06)         0.34
--------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                   $9.44         0.49         0.24          0.73
Year Ended October 31, 2004                   $9.68         0.45         0.09          0.54
Year Ended October 31, 2005                   $9.77         0.43        (0.22)         0.21
Year Ended October 31, 2006                   $9.55         0.48         0.02          0.50
Year Ended October 31, 2007                   $9.59         0.49        (0.07)         0.42
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                DISTRIBUTIONS
--------------------------------------------------------------------------------------------------
                                                 NET                    NET ASSET
                                          INVESTMENT           TOTAL   VALUE, END           TOTAL
                                              INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   (0.46)          (0.46)        $9.67           7.55%
Year Ended October 31, 2004                   (0.43)          (0.43)        $9.75           5.37%
Year Ended October 31, 2005                   (0.40)          (0.40)        $9.53           1.87%
Year Ended October 31, 2006                   (0.43)          (0.43)        $9.58           5.22%
Year Ended October 31, 2007                   (0.46)          (0.46)        $9.52           4.23%
--------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)             (0.06)          (0.06)        $9.67           2.50%
Year Ended October 31, 2004                   (0.36)          (0.36)        $9.75           4.66%
Year Ended October 31, 2005                   (0.34)          (0.34)        $9.53           1.18%
Year Ended October 31, 2006                   (0.37)          (0.37)        $9.57           4.41%
Year Ended October 31, 2007                   (0.39)          (0.39)        $9.52           3.67%
--------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)             (0.06)          (0.06)        $9.68           2.49%
Year Ended October 31, 2004                   (0.36)          (0.36)        $9.76           4.63%
Year Ended October 31, 2005                   (0.34)          (0.34)        $9.54           1.18%
Year Ended October 31, 2006                   (0.37)          (0.37)        $9.58           4.40%
Year Ended October 31, 2007                   (0.39)          (0.39)        $9.53           3.66%
--------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                   (0.49)          (0.49)        $9.68           7.81%
Year Ended October 31, 2004                   (0.45)          (0.45)        $9.77           5.75%
Year Ended October 31, 2005                   (0.43)          (0.43)        $9.55           2.15%
Year Ended October 31, 2006                   (0.46)          (0.46)        $9.59           5.39%
Year Ended October 31, 2007                   (0.48)          (0.48)        $9.53           4.54%
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF
                                                                                           RATIO OF      INVESTMENT
                                                                              RATIO        EXPENSES          INCOME
                                                                             OF NET       (PRIOR TO       (PRIOR TO
                                          NET ASSETS      RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                           AT END OF   EXPENSES TO        INCOME TO       MENTS) TO       MENTS) TO
                                              PERIOD   AVERAGE NET          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                              (000S)    ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $  10,128      1.08%            4.74%                (g)             (g)         17.73%
Year Ended October 31, 2004                $  10,669      1.04%            4.38%                (g)             (g)         17.20%
Year Ended October 31, 2005                $  10,212      1.10%            4.15%                (g)             (g)         34.08%
Year Ended October 31, 2006                $  11,434      1.08%            4.76%              1.08%           4.76%         36.06%
Year Ended October 31, 2007                $  12,178      1.07%            4.89%              1.08%           4.88%         39.35%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)          $      24      1.83%(h)         3.62%(h)             (g)             (g)         17.73%
Year Ended October 31, 2004                $     102      1.72%            3.64%                (g)             (g)         17.20%
Year Ended October 31, 2005                $     223      1.78%            3.46%                (g)             (g)         34.08%
Year Ended October 31, 2006                $     268      1.75%            4.12%              1.75%           4.12%         36.06%
Year Ended October 31, 2007                $     371      1.72%            4.24%              1.73%           4.24%         39.35%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)          $       9      1.87%            3.60%                (g)             (g)         17.73%
Year Ended October 31, 2004                $     182      1.72%            3.48%                (g)             (g)         17.20%
Year Ended October 31, 2005                $     696      1.78%            3.45%                (g)             (g)         34.08%
Year Ended October 31, 2006                $   1,306      1.74%            4.15%              1.74%           4.15%         36.06%
Year Ended October 31, 2007                $   1,430      1.72%            4.24%              1.73%           4.24%         39.35%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                $ 127,591      0.82%            5.00%                (g)             (g)         17.73%
Year Ended October 31, 2004                $ 112,631      0.78%            4.64%                (g)             (g)         17.20%
Year Ended October 31, 2005                $  99,133      0.83%            4.41%                (g)             (g)         34.08%
Year Ended October 31, 2006                $  83,878      0.80%            5.00%              0.80%           5.00%         36.06%
Year Ended October 31, 2007                $  75,009      0.77%            5.17%              0.77%           5.17%         39.35%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.


48 | CORE FIXED INCOME SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                                                            AND
                                           NET ASSET                 UNREALIZED
                                              VALUE,          NET         GAINS   TOTAL FROM
                                           BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                           OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)              $9.80         0.03        (0.12)       (0.09)
Year Ended October 31, 2004                    $9.68         0.39         0.09         0.48
Year Ended October 31, 2005                    $9.77         0.40        (0.22)        0.18
Year Ended October 31, 2006                    $9.55         0.42         0.03         0.45
Year Ended October 31, 2007                    $9.59         0.42        (0.06)        0.36
---------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (h)                $9.43         0.41         0.24         0.65
Year Ended October 31, 2004                    $9.67         0.38         0.08         0.46
Year Ended October 31, 2005                    $9.75         0.35        (0.21)        0.14
Year Ended October 31, 2006                    $9.54         0.40         0.02         0.42
Year Ended October 31, 2007                    $9.58         0.42        (0.07)        0.35
---------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (h)                $9.44         0.41         0.24         0.65
Year Ended October 31, 2004                    $9.68         0.38         0.08         0.46
Year Ended October 31, 2005                    $9.76         0.35        (0.21)        0.14
Year Ended October 31, 2006                    $9.55         0.40         0.02         0.42
Year Ended October 31, 2007                    $9.59         0.42        (0.07)        0.35
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)              $9.50         0.15         0.26         0.41
Year Ended October 31, 2005                    $9.76         0.43        (0.21)        0.22
Year Ended October 31, 2006                    $9.55         0.47         0.03         0.50
Year Ended October 31, 2007 (j)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
                                                  NET                    NET ASSET
                                           INVESTMENT           TOTAL   VALUE, END           TOTAL
                                               INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)              (0.03)          (0.03)        $9.68      (0.92%)
Year Ended October 31, 2004                    (0.39)          (0.39)        $9.77       5.06%
Year Ended October 31, 2005                    (0.40)          (0.40)        $9.55       1.81%
Year Ended October 31, 2006                    (0.41)          (0.41)        $9.59       4.88%
Year Ended October 31, 2007                    (0.42)          (0.42)        $9.53       3.88%
---------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (h)                (0.41)          (0.41)        $9.67       6.98%
Year Ended October 31, 2004                    (0.38)          (0.38)        $9.75       4.82%
Year Ended October 31, 2005                    (0.35)          (0.35)        $9.54       1.44%
Year Ended October 31, 2006                    (0.38)          (0.38)        $9.58       4.57%
Year Ended October 31, 2007                    (0.41)          (0.41)        $9.52       3.71%
---------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (h)                (0.41)          (0.41)        $9.68       6.97%
Year Ended October 31, 2004                    (0.38)          (0.38)        $9.76       4.81%
Year Ended October 31, 2005                    (0.35)          (0.35)        $9.55       1.44%
Year Ended October 31, 2006                    (0.38)          (0.38)        $9.59       4.56%
Year Ended October 31, 2007                    (0.41)          (0.41)        $9.53       3.71%
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)              (0.15)          (0.15)        $9.76       4.32%
Year Ended October 31, 2005                    (0.43)          (0.43)        $9.55       2.30%
Year Ended October 31, 2006                    (0.46)          (0.46)        $9.59       5.45%
Year Ended October 31, 2007 (j)
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RATIO OF
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES          INCOME
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                           NET ASSETS      RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                            AT END OF   EXPENSES TO        INCOME TO       MENTS) TO       MENTS) TO
                                               PERIOD   AVERAGE NET          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                               (000S)    ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)             $     1      1.85%            3.48%           1.95%           3.38%            17.73%
Year Ended October 31, 2004                   $     1      1.37%            3.99%                (g)             (g)         17.20%
Year Ended October 31, 2005                   $     1      1.14%            4.08%                (g)             (g)         34.08%
Year Ended October 31, 2006                   $     1      1.30%            4.53%              1.30%           4.53%         36.06%
Year Ended October 31, 2007                   $     1      1.44%            4.51%              1.44%           4.51%         39.35%
------------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (h)               $ 3,674      1.60%            4.22%                (g)             (g)         17.73%
Year Ended October 31, 2004                   $ 3,457      1.57%            3.85%                (g)             (g)         17.20%
Year Ended October 31, 2005                   $ 2,821      1.63%            3.62%                (g)             (g)         34.08%
Year Ended October 31, 2006                   $ 1,854      1.61%            4.18%              1.61%           4.18%         36.06%
Year Ended October 31, 2007                   $ 1,493      1.57%            4.38%              1.58%           4.38%         39.35%
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (h)               $   256      1.60%            4.21%                (g)             (g)         17.73%
Year Ended October 31, 2004                   $   238      1.57%            3.85%                (g)             (g)         17.20%
Year Ended October 31, 2005                   $   199      1.63%            3.62%                (g)             (g)         34.08%
Year Ended October 31, 2006                   $   151      1.60%            4.18%              1.60%           4.18%         36.06%
Year Ended October 31, 2007                   $   145      1.57%            4.37%              1.58%           4.37%         39.35%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)             $   260      0.73%            4.51%                (g)             (g)         17.20%
Year Ended October 31, 2005                   $ 4,641      0.78%            4.47%                (g)             (g)         34.08%
Year Ended October 31, 2006                   $12,233      0.74%            5.17%              0.74%           5.17%         36.06%
Year Ended October 31, 2007 (j)
------------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.

(h) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   No Institutional Class shares were outstanding as of October 31, 2007.


                                                   CORE FIXED INCOME SERIES | 49

SECTION 6 NATIONWIDE ENHANCED INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                                                            AND
                                           NET ASSET                 UNREALIZED
                                              VALUE,          NET         GAINS   TOTAL FROM
                                           BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                           OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    $9.44         0.30        (0.18)         0.12
Year Ended October 31, 2004                    $9.26         0.16        (0.09)         0.07
Year Ended October 31, 2005                    $9.16         0.22        (0.07)         0.15
Year Ended October 31, 2006                    $9.08         0.32         0.05          0.37
Year Ended October 31, 2007                    $9.13         0.40         0.03          0.43
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)              $9.30         0.02        (0.03)        (0.01)
Year Ended October 31, 2004                    $9.27         0.13        (0.09)         0.04
Year Ended October 31, 2005                    $9.17         0.22        (0.07)         0.15
Year Ended October 31, 2006                    $9.09         0.32         0.05          0.37
Year Ended October 31, 2007                    $9.14         0.37         0.03          0.40
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                    $9.44         0.31        (0.17)         0.14
Year Ended October 31, 2004                    $9.27         0.17        (0.09)         0.08
Year Ended October 31, 2005                    $9.17         0.23        (0.07)         0.16
Year Ended October 31, 2006 (g)                $9.09         0.32         0.05          0.37
Year Ended October 31, 2007                    $9.14         0.47        (0.03)         0.44
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                    $9.44         0.33        (0.18)         0.15
Year Ended October 31, 2004                    $9.26         0.19        (0.08)         0.11
Year Ended October 31, 2005                    $9.17         0.25        (0.07)         0.18
Year Ended October 31, 2006                    $9.09         0.34         0.04          0.38
Year Ended October 31, 2007                    $9.13         0.42         0.03          0.45
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
                                                  NET                    NET ASSET
                                           INVESTMENT           TOTAL   VALUE, END           TOTAL
                                               INCOME   DISTRIBUTIONS    OF PERIOD    RETURN (a)(b)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    (0.30)          (0.30)        $9.26        1.31%
Year Ended October 31, 2004                    (0.17)          (0.17)        $9.16        0.73%
Year Ended October 31, 2005                    (0.23)          (0.23)        $9.08        1.66%
Year Ended October 31, 2006                    (0.32)          (0.32)        $9.13        4.15%
Year Ended October 31, 2007                    (0.38)          (0.38)        $9.18        4.75%
----------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)              (0.02)          (0.02)        $9.27       (0.13%)
Year Ended October 31, 2004                    (0.14)          (0.14)        $9.17        0.48%
Year Ended October 31, 2005                    (0.23)          (0.23)        $9.09        1.70%
Year Ended October 31, 2006                    (0.32)          (0.32)        $9.14        4.12%
Year Ended October 31, 2007                    (0.35)          (0.35)        $9.19        4.44%
----------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                    (0.31)          (0.31)        $9.27        1.50%
Year Ended October 31, 2004                    (0.18)          (0.18)        $9.17        0.82%
Year Ended October 31, 2005                    (0.24)          (0.24)        $9.09        1.77%
Year Ended October 31, 2006 (g)                (0.32)          (0.32)        $9.14        4.17%
Year Ended October 31, 2007                    (0.39)          (0.39)        $9.19        4.91%
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                    (0.33)          (0.33)        $9.26        1.64%
Year Ended October 31, 2004                    (0.20)          (0.20)        $9.17        1.07%
Year Ended October 31, 2005                    (0.26)          (0.26)        $9.09        2.13%
Year Ended October 31, 2006                    (0.34)          (0.34)        $9.13        4.31%
Year Ended October 31, 2007                    (0.40)          (0.40)        $9.18        5.04%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF
                                                                                                                NET
                                                                                            RATIO OF     INVESTMENT
                                                                                RATIO       EXPENSES         INCOME
                                                                               OF NET      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF      INVESTMENT     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES       INCOME TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE         AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  $  2,404        0.78%           3.11%          0.88%          3.01%           29.97%
Year Ended October 31, 2004                  $  1,575        0.80%           1.74%          0.85%          1.69%           51.59%
Year Ended October 31, 2005                  $  1,242        0.80%           2.36%          0.85%          2.31%           60.80%
Year Ended October 31, 2006                  $  1,570        0.72%           3.51%          0.76%          3.47%           77.44%
Year Ended October 31, 2007                  $  1,390        0.75%           4.28%          0.81%          4.22%           55.72%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)            $      1        1.05%           2.01%          1.15%(f)       1.91%           29.97%
Year Ended October 31, 2004                  $      1        1.00%           1.49%          1.00%          1.49%           51.59%
Year Ended October 31, 2005                  $      1        0.72%           2.42%          0.72%          2.42%           60.80%
Year Ended October 31, 2006                  $      1        0.74%           3.50%          0.74%          3.50%           77.44%
Year Ended October 31, 2007                  $      1        0.99%           3.99%          1.00%          3.98%           55.72%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  $  9,256        0.70%           3.25%          0.80%          3.15%           29.97%
Year Ended October 31, 2004                  $  7,476        0.70%           1.84%          0.75%          1.79%           51.59%
Year Ended October 31, 2005                  $  5,661        0.70%           2.47%          0.75%          2.42%           60.80%
Year Ended October 31, 2006 (g)              $     12        0.70%           3.47%          0.73%          3.44%           77.44%
Year Ended October 31, 2007                  $     13        0.66%           6.16%          0.74%          6.08%           55.72%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                  $155,704        0.45%           3.40%          0.55%          3.30%           29.97%
Year Ended October 31, 2004                  $299,898        0.45%           2.05%          0.50%          2.00%           51.59%
Year Ended October 31, 2005                  $452,749        0.45%           2.76%          0.50%          2.71%           60.80%
Year Ended October 31, 2006                  $437,052        0.45%           3.79%          0.49%          3.75%           77.44%
Year Ended October 31, 2007                  $163,386        0.45%           4.49%          0.49%          4.45%           55.72%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.


50 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                                                            AND
                                           NET ASSET                 UNREALIZED
                                              VALUE,          NET         GAINS   TOTAL FROM
                                           BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                           OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $10.95         0.41        (0.16)         0.25
Year Ended October 31, 2004                   $10.61         0.35         0.03          0.38
Year Ended October 31, 2005                   $10.37         0.35        (0.20)         0.15
Year Ended October 31, 2006                   $10.17         0.40         0.02          0.42
Year Ended October 31, 2007                   $10.19         0.41         0.09          0.50
---------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)             $10.48         0.06         0.12          0.18
Year Ended October 31, 2004                   $10.61         0.28         0.03          0.31
Year Ended October 31, 2005                   $10.37         0.29        (0.20)         0.09
Year Ended October 31, 2006                   $10.17         0.34         0.02          0.36
Year Ended October 31, 2007                   $10.19         0.35         0.09          0.44
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)             $10.48         0.06         0.12          0.18
Year Ended October 31, 2004                   $10.61         0.28         0.03          0.31
Year Ended October 31, 2005                   $10.37         0.29        (0.21)         0.08
Year Ended October 31, 2006                   $10.16         0.34         0.03          0.37
Year Ended October 31, 2007                   $10.19         0.36         0.07          0.43
---------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                   $10.95         0.44        (0.15)         0.29
Year Ended October 31, 2004                   $10.62         0.38         0.02          0.40
Year Ended October 31, 2005                   $10.37         0.38        (0.20)         0.18
Year Ended October 31, 2006                   $10.17         0.43         0.02          0.45
Year Ended October 31, 2007                   $10.19         0.44         0.09          0.53
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------

                                                  NET        NET                    NET ASSET
                                           INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                               INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    (0.40)     (0.19)          (0.59)       $10.61           2.29%
Year Ended October 31, 2004                    (0.36)     (0.26)          (0.62)       $10.37           3.68%
Year Ended October 31, 2005                    (0.35)        --           (0.35)       $10.17           1.46%
Year Ended October 31, 2006                    (0.39)     (0.01)          (0.40)       $10.19           4.25%
Year Ended October 31, 2007                    (0.42)        --           (0.42)       $10.27           5.01%
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)              (0.05)        --           (0.05)       $10.61           1.73%
Year Ended October 31, 2004                    (0.29)     (0.26)          (0.55)       $10.37           3.04%
Year Ended October 31, 2005                    (0.29)        --           (0.29)       $10.17           0.85%
Year Ended October 31, 2006                    (0.33)     (0.01)          (0.34)       $10.19           3.61%
Year Ended October 31, 2007                    (0.36)        --           (0.36)       $10.27           4.39%
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)              (0.05)        --           (0.05)       $10.61           1.73%
Year Ended October 31, 2004                    (0.29)     (0.26)          (0.55)       $10.37           3.03%
Year Ended October 31, 2005                    (0.29)        --           (0.29)       $10.16           0.75%
Year Ended October 31, 2006                    (0.33)     (0.01)          (0.34)       $10.19           3.69%
Year Ended October 31, 2007                    (0.36)        --           (0.36)       $10.26           4.29%
--------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                    (0.43)     (0.19)          (0.62)       $10.62           2.67%
Year Ended October 31, 2004                    (0.39)     (0.26)          (0.65)       $10.37           3.87%
Year Ended October 31, 2005                    (0.38)        --           (0.38)       $10.17           1.76%
Year Ended October 31, 2006                    (0.42)     (0.01)          (0.43)       $10.19           4.55%
Year Ended October 31, 2007                    (0.45)        --           (0.45)       $10.27           5.30%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF
                                                                                            RATIO OF     INVESTMENT
                                                                                RATIO       EXPENSES         INCOME
                                                                               OF NET      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF      INVESTMENT     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES       INCOME TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE         AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  $ 56,589           1.10%           3.76%            (g)            (g)       106.65%
Year Ended October 31, 2004                  $ 55,481           1.07%           3.37%            (g)            (g)       110.72%
Year Ended October 31, 2005                  $ 54,166           1.10%           3.41%            (g)            (g)       117.67%
Year Ended October 31, 2006                  $ 31,586           1.09%           3.95%          1.09%          3.95%       150.10%
Year Ended October 31, 2007                  $ 31,195           1.10%           4.09%          1.10%          4.09%        90.18%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)            $      1           1.80%           3.52%            (g)            (g)       106.65%
Year Ended October 31, 2004                  $    170           1.69%           2.75%            (g)            (g)       110.72%
Year Ended October 31, 2005                  $    152           1.71%           2.79%            (g)            (g)       117.67%
Year Ended October 31, 2006                  $    361           1.69%           3.42%          1.69%          3.42%       150.10%
Year Ended October 31, 2007                  $    417           1.71%           3.48%          1.71%          3.48%        90.18%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)            $     65           1.76%           4.11%            (g)            (g)       106.65%
Year Ended October 31, 2004                  $    296           1.69%           2.75%            (g)            (g)       110.72%
Year Ended October 31, 2005                  $    331           1.71%           2.80%            (g)            (g)       117.67%
Year Ended October 31, 2006                  $  2,645           1.69%           3.45%          1.69%          3.45%       150.10%
Year Ended October 31, 2007                  $  1,513           1.70%           3.46%          1.71%          3.46%        90.18%
----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003                  $154,556           0.82%           4.03%            (g)            (g)       106.65%
Year Ended October 31, 2004                  $121,325           0.78%           3.66%            (g)            (g)       110.72%
Year Ended October 31, 2005                  $105,987           0.81%           3.70%            (g)            (g)       117.67%
Year Ended October 31, 2006                  $ 92,547           0.79%           4.24%          0.79%          4.24%       150.10%
Year Ended October 31, 2007                  $ 84,532           0.81%           4.37%          0.81%          4.37%        90.18%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.


                                                   CORE FIXED INCOME SERIES | 51

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                                                            AND
                                           NET ASSET                 UNREALIZED
                                              VALUE,          NET         GAINS   TOTAL FROM
                                           BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                           OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)             $10.77         0.04        (0.16)       (0.12)
Year Ended October 31, 2004                   $10.62         0.32         0.03         0.35
Year Ended October 31, 2005                   $10.38         0.35        (0.21)        0.14
Year Ended October 31, 2006                   $10.17         0.40         0.03         0.43
Year Ended October 31, 2007                   $10.20         0.38         0.09         0.47
---------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (h)               $10.93         0.36        (0.14)        0.22
Year Ended October 31, 2004                   $10.61         0.30         0.02         0.32
Year Ended October 31, 2005                   $10.36         0.30        (0.20)        0.10
Year Ended October 31, 2006                   $10.16         0.36         0.02         0.38
Year Ended October 31, 2007                   $10.18         0.36         0.09         0.45
---------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (h)               $10.93         0.36        (0.14)        0.22
Year Ended October 31, 2004                   $10.61         0.30         0.02         0.32
Year Ended October 31, 2005                   $10.36         0.30        (0.20)        0.10
Year Ended October 31, 2006                   $10.16         0.36         0.02         0.38
Year Ended October 31, 2007                   $10.18         0.36         0.09         0.45
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)             $10.11         0.12         0.28         0.40
Year Ended October 31, 2005 (j)               $10.38         0.39        (0.21)        0.18
Year Ended October 31, 2006                   $10.17         0.44         0.02         0.46
Year Ended October 31, 2007                   $10.19         0.46         0.08         0.54
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                              DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------
                                                  NET        NET                    NET ASSET
                                           INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                               INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)              (0.03)        --           (0.03)       $10.62         (1.12%)
Year Ended October 31, 2004                    (0.33)     (0.26)          (0.59)       $10.38          3.41%
Year Ended October 31, 2005                    (0.35)        --           (0.35)       $10.17          1.34%
Year Ended October 31, 2006                    (0.39)     (0.01)          (0.40)       $10.20          4.35%
Year Ended October 31, 2007                    (0.39)        --           (0.39)       $10.28          4.70%
--------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (h)                (0.35)     (0.19)          (0.54)       $10.61          2.00%
Year Ended October 31, 2004                    (0.31)     (0.26)          (0.57)       $10.36          3.10%
Year Ended October 31, 2005                    (0.30)        --           (0.30)       $10.16          1.00%
Year Ended October 31, 2006                    (0.35)     (0.01)          (0.36)       $10.18          3.77%
Year Ended October 31, 2007                    (0.37)        --           (0.37)       $10.26          4.54%
--------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (h)                (0.35)     (0.19)          (0.54)       $10.61          2.00%
Year Ended October 31, 2004                    (0.31)     (0.26)          (0.57)       $10.36          3.10%
Year Ended October 31, 2005                    (0.30)        --           (0.30)       $10.16          1.00%
Year Ended October 31, 2006                    (0.35)     (0.01)          (0.36)       $10.18          3.77%
Year Ended October 31, 2007                    (0.37)        --           (0.37)       $10.26          4.54%
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)              (0.13)        --           (0.13)       $10.38          4.00%
Year Ended October 31, 2005 (j)                (0.39)        --           (0.39)       $10.17          1.72%
Year Ended October 31, 2006                    (0.43)     (0.01)          (0.44)       $10.19          4.68%
Year Ended October 31, 2007                    (0.46)        --           (0.46)       $10.27          5.43%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF
                                                                                            RATIO OF     INVESTMENT
                                                                                RATIO       EXPENSES         INCOME
                                                                               OF NET      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF      INVESTMENT     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES       INCOME TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE         AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)             $     1           1.48%           4.13%            (g)          4.03%       106.65%
Year Ended October 31, 2004                   $     1           1.37%           3.12%            (g)            (g)       110.72%
Year Ended October 31, 2005                   $     1           1.06%           3.39%            (g)            (g)       117.67%
Year Ended October 31, 2006                   $     1           1.08%           3.96%          1.08%          3.96%       150.10%
Year Ended October 31, 2007                   $     2           1.35%           3.82%          1.35%          3.82%        90.18%
----------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (h)               $ 5,689           1.57%           3.29%            (g)            (g)       106.65%
Year Ended October 31, 2004                   $ 4,557           1.54%           2.91%            (g)            (g)       110.72%
Year Ended October 31, 2005                   $ 3,394           1.56%           2.95%            (g)            (g)       117.67%
Year Ended October 31, 2006                   $ 1,907           1.56%           3.44%          1.56%          3.44%       150.10%
Year Ended October 31, 2007                   $ 1,511           1.56%           3.63%          1.56%          3.63%        90.18%
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (h)               $ 1,910           1.57%           3.28%            (g)            (g)       106.65%
Year Ended October 31, 2004                   $   961           1.54%           2.93%            (g)            (g)       110.72%
Year Ended October 31, 2005                   $   855           1.56%           2.95%            (g)            (g)       117.67%
Year Ended October 31, 2006                   $   830           1.55%           3.49%          1.55%          3.49%       150.10%
Year Ended October 31, 2007                   $   785           1.56%           3.63%          1.56%          3.63%        90.18%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)             $    14           0.69%           3.66%            (g)            (g)       110.72%
Year Ended October 31, 2005 (j)               $     1           0.72%           3.85%            (g)            (g)       117.67%
Year Ended October 31, 2006                   $     1           0.72%           4.38%          0.72%          4.38%       150.10%
Year Ended October 31, 2007                   $     1           0.69%           4.53%          0.69%          4.53%        90.18%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.

(h) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j) Net investment income (loss) is based on average shares outstanding during the period.


52 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------------------------------------------
                                                   INVESTMENT ACTIVITIES          DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
                                      NET ASSET
                                         VALUE,          NET   TOTAL FROM          NET                   NET ASSET
                                      BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT           TOTAL  VALUE, END        TOTAL
                                      OF PERIOD       INCOME   ACTIVITIES       INCOME   DISTRIBUTIONS   OF PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003               $1.00         0.01         0.01       (0.01)          (0.01)       $1.00        0.77%
Year Ended October 31, 2004               $1.00         0.01         0.01       (0.01)          (0.01)       $1.00        0.73%
Year Ended October 31, 2005               $1.00         0.02         0.02       (0.02)          (0.02)       $1.00        2.41%
Year Ended October 31, 2006               $1.00         0.04         0.04       (0.04)          (0.04)       $1.00        4.40%
Year Ended October 31, 2007               $1.00         0.05         0.05       (0.05)          (0.05)       $1.00        5.01%
--------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003               $1.00         0.01         0.01       (0.01)          (0.01)       $1.00        0.59%
Year Ended October 31, 2004               $1.00         0.01         0.01       (0.01)          (0.01)       $1.00        0.52%
Year Ended October 31, 2005               $1.00         0.02         0.02       (0.02)          (0.02)       $1.00        2.21%
Year Ended October 31, 2006               $1.00         0.04         0.04       (0.04)          (0.04)       $1.00        4.17%
Year Ended October 31, 2007               $1.00         0.05         0.05       (0.05)          (0.05)       $1.00        4.82%
--------------------------------------------------------------------------------------------------------------------------------
PRIME SHARES
Year Ended October 31, 2003               $1.00         0.01         0.01       (0.01)          (0.01)       $1.00        0.69%
Year Ended October 31, 2004               $1.00         0.01         0.01       (0.01)          (0.01)       $1.00        0.67%
Year Ended October 31, 2005               $1.00         0.02         0.02       (0.02)          (0.02)       $1.00        2.36%
Year Ended October 31, 2006               $1.00         0.04         0.04       (0.04)          (0.04)       $1.00        4.35%
Year Ended October 31, 2007               $1.00         0.05         0.05       (0.05)          (0.05)       $1.00        4.94%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIO            RATIO OF        RATIO OF NET
                                                                                 OF NET            EXPENSES          INVESTMENT
                                           NET ASSETS         RATIO OF       INVESTMENT           (PRIOR TO    INCOME (PRIOR TO
                                            AT END OF      EXPENSES TO        INCOME TO     REIMBURSEMENTS)     REIMBURSEMENTS)
                                               PERIOD          AVERAGE          AVERAGE          TO AVERAGE          TO AVERAGE
                                               (000S)   NET ASSETS (b)   NET ASSETS (b)   NET ASSETS (b)(c)   NET ASSETS (b)(c)
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                $1,214,406            0.56%            0.73%                 (d)                 (d)
Year Ended October 31, 2004                $1,219,343            0.54%            0.73%                 (d)                 (d)
Year Ended October 31, 2005                $1,525,487            0.55%            2.40%                 (d)                 (d)
Year Ended October 31, 2006                $1,271,826            0.54%            4.32%                 (d)                 (d)
Year Ended October 31, 2007                $1,464,958            0.51%            4.90%               0.51%               4.90%
--------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003                $    8,473            0.75%            0.89%               0.92%               0.72%
Year Ended October 31, 2004                $    5,952            0.75%            0.51%               0.78%               0.48%
Year Ended October 31, 2005                $    6,710            0.75%            2.30%               0.88%               2.16%
Year Ended October 31, 2006                $    9,901            0.75%            4.14%               0.80%               4.09%
Year Ended October 31, 2007                $    8,961            0.74%            4.67%               0.79%               4.62%
--------------------------------------------------------------------------------------------------------------------------------
PRIME SHARES
Year Ended October 31, 2003                $  470,771            0.64%            0.73%                 (d)                 (d)
Year Ended October 31, 2004                $  395,038            0.60%            0.66%                 (d)                 (d)
Year Ended October 31, 2005                $  334,991            0.60%            2.31%                 (d)                 (d)
Year Ended October 31, 2006                $  359,067            0.59%            4.27%                 (d)                 (d)
Year Ended October 31, 2007                $  501,377            0.58%            4.84%               0.58%               4.84%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)   There were no fee reductions in this period.


                                                   CORE FIXED INCOME SERIES | 53

SECTION 6 NATIONWIDE SHORT DURATION BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT ACTIVITIES                             DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                      NET ASSET                 UNREALIZED
                                         VALUE,          NET         GAINS   TOTAL FROM          NET        NET
                                      BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED          TOTAL
                                      OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES       INCOME      GAINS   DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (f)        $10.00         0.08           --          0.08       (0.08)        --          (0.08)
Year Ended October 31, 2004              $10.00         0.23        (0.07)         0.16       (0.23)     (0.01)         (0.24)
Year Ended October 31, 2005              $10.00         0.25        (0.15)         0.10       (0.27)        --          (0.27)
Year Ended October 31, 2006              $ 9.83         0.30         0.07          0.37       (0.33)        --          (0.33)
Year Ended October 31, 2007              $ 9.87         0.36         0.11          0.47       (0.37)        --          (0.37)
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (i)        $ 9.91         0.13        (0.06)         0.07       (0.15)        --          (0.15)
Year Ended October 31, 2006              $ 9.83         0.27         0.07          0.34       (0.29)        --          (0.29)
Year Ended October 31, 2007              $ 9.88         0.30         0.13          0.43       (0.32)        --          (0.32)
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003              $10.00         0.34           --          0.34       (0.34)        --          (0.34)
Year Ended October 31, 2004              $10.00         0.27        (0.07)         0.20       (0.27)     (0.01)         (0.28)
Year Ended October 31, 2005              $10.00         0.27        (0.15)         0.12       (0.29)        --          (0.29)
Year Ended October 31, 2006              $ 9.83         0.33         0.07          0.40       (0.36)        --          (0.36)
Year Ended October 31, 2007              $ 9.87         0.35         0.16          0.51       (0.40)        --          (0.40)
-------------------------------------------------------------------------------------------------------------------------------
IRA CLASS SHARES
Year Ended October 31, 2003              $10.00         0.29         0.01          0.30       (0.30)        --          (0.30)
Year Ended October 31, 2004              $10.00         0.23        (0.07)         0.16       (0.23)     (0.01)         (0.24)
Year Ended October 31, 2005              $10.00         0.24        (0.15)         0.09       (0.26)        --          (0.26)
Year Ended October 31, 2006              $ 9.83         0.28         0.08          0.36       (0.32)        --          (0.32)
Year Ended October 31, 2007              $ 9.87         0.35         0.13          0.48       (0.37)        --          (0.37)
-------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003              $10.00         0.30           --          0.30       (0.30)        --          (0.30)
Year Ended October 31, 2004              $10.00         0.22        (0.07)         0.15       (0.22)     (0.01)         (0.23)
Year Ended October 31, 2005              $10.00         0.24        (0.15)         0.09       (0.26)        --          (0.26)
Year Ended October 31, 2006              $ 9.83         0.30         0.07          0.37       (0.33)        --          (0.33)
Year Ended October 31, 2007              $ 9.87         0.35         0.12          0.47       (0.36)        --          (0.36)
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                      CAPITAL        NET
                                                    CONTRIBU-      ASSET
                                                        TIONS     VALUE,          TOTAL
                                           REVERSE       FROM     END OF         RETURN
                                       STOCK SPLIT    ADVISER     PERIOD         (a)(b)
----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (f)            --            --     $10.00       0.76%
Year Ended October 31, 2004                0.01(g)       0.07     $10.00       2.35%(h)
Year Ended October 31, 2005                  --            --     $ 9.83       0.98%
Year Ended October 31, 2006                  --            --     $ 9.87       3.87%
Year Ended October 31, 2007                  --            --     $ 9.97       4.86%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (i)            --            --     $ 9.83       0.76%
Year Ended October 31, 2006                  --            --     $ 9.88       3.52%
Year Ended October 31, 2007                  --            --     $ 9.99       4.47%
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                  --            --     $10.00       3.41%
Year Ended October 31, 2004                0.01(g)       0.07     $10.00       2.69%(j)
Year Ended October 31, 2005                  --            --     $ 9.83       1.24%
Year Ended October 31, 2006                  --            --     $ 9.87       4.13%
Year Ended October 31, 2007                  --            --     $ 9.98       5.22%
----------------------------------------------------------------------------------------
IRA CLASS SHARES
Year Ended October 31, 2003                  --            --     $10.00       2.99%
Year Ended October 31, 2004                0.01(g)       0.07     $10.00       2.30%(l)
Year Ended October 31, 2005                  --            --     $ 9.83       0.90%
Year Ended October 31, 2006                  --            --     $ 9.87       3.73%
Year Ended October 31, 2007                  --            --     $ 9.98       4.94%
----------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003                  --            --     $10.00       3.05%
Year Ended October 31, 2004                0.01(g)       0.07     $10.00       2.26%(k)
Year Ended October 31, 2005                  --            --     $ 9.83       0.95%
Year Ended October 31, 2006                  --            --     $ 9.87       3.78%
Year Ended October 31, 2007                  --            --     $ 9.98       4.81%
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                                                       INVESTMENT
                                                                            RATIO        RATIO OF          INCOME
                                                                           OF NET        EXPENSES          (LOSS)
                                            NET                        INVESTMENT       (PRIOR TO       (PRIOR TO
                                         ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                      OF PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                         (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (f)      $     42            0.95%            2.68%           1.05%           2.58%         16.61%
Year Ended October 31, 2004            $  1,585            0.86%            2.08%           0.96%           1.98%        129.96%
Year Ended October 31, 2005            $  1,017            0.78%            2.40%           0.88%           2.30%        292.03%
Year Ended October 31, 2006            $    959            0.71%            3.14%           0.81%           3.04%         28.68%
Year Ended October 31, 2007            $    797            0.70%            3.59%           0.80%           3.48%         37.81%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (i)      $      1            1.40%            2.08%           1.40%           2.08%        292.03%
Year Ended October 31, 2006            $    142            1.18%            2.71%           1.28%           2.61%         28.68%
Year Ended October 31, 2007            $     40            1.21%            3.12%           1.31%           3.02%         37.81%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003            $ 47,491            0.60%            3.40%           0.70%           3.30%         16.61%
Year Ended October 31, 2004            $ 72,996            0.54%            2.63%           0.64%           2.53%        129.96%
Year Ended October 31, 2005            $  6,741            0.49%            2.46%           0.59%           2.36%        292.03%
Year Ended October 31, 2006            $  5,354            0.46%            3.38%           0.56%           3.28%         28.68%
Year Ended October 31, 2007            $    844            0.44%            3.88%           0.54%           3.78%         37.81%
---------------------------------------------------------------------------------------------------------------------------------
IRA CLASS SHARES
Year Ended October 31, 2003            $413,934            1.01%            2.90%           1.11%           2.80%         16.61%
Year Ended October 31, 2004            $369,014            0.91%            2.29%           1.01%           2.19%        129.96%
Year Ended October 31, 2005            $ 43,888            0.83%            2.21%           0.93%           2.11%        292.03%
Year Ended October 31, 2006            $ 22,263            0.84%            2.99%           0.94%           2.89%         28.68%
Year Ended October 31, 2007            $ 14,980            0.71%            3.58%           0.82%           3.47%         37.81%
---------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $196,569            0.95%            3.06%           1.05%           2.96%         16.61%
Year Ended October 31, 2004            $263,900            0.97%            2.20%           1.07%           2.10%        129.96%
Year Ended October 31, 2005            $ 80,818            0.83%            2.31%           0.93%           2.21%        292.03%
Year Ended October 31, 2006            $ 67,817            0.79%            3.05%           0.89%           2.95%         28.68%
Year Ended October 31, 2007            $ 56,177            0.85%            3.44%           0.95%           3.34%         37.81%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(g)   Per share numbers prior to April 16, 2004 have been adjusted to reflect a
      1.00620 for 1 reverse stock split.

(h) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.

(i) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.

(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.

(l) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.


54 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                      NET ASSET                  UNREALIZED
                                         VALUE,          NET          GAINS  TOTAL FROM
                                      BEGINNING   INVESTMENT    (LOSSES) ON  INVESTMENT
                                      OF PERIOD       INCOME    INVESTMENTS  ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $10.51         0.44         (0.02)        0.42
Year Ended October 31, 2004              $10.49         0.43          0.18         0.61
Year Ended October 31, 2005              $10.67         0.39         (0.18)        0.21
Year Ended October 31, 2006              $10.49         0.43          0.01         0.44
Year Ended October 31, 2007              $10.50         0.43         (0.25)        0.18
----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)        $10.28         0.06          0.20         0.26
Year Ended October 31, 2004              $10.48         0.35          0.19         0.54
Year Ended October 31, 2005              $10.67         0.32         (0.20)        0.12
Year Ended October 31, 2006              $10.48         0.35          0.02         0.37
Year Ended October 31, 2007              $10.50         0.35         (0.26)        0.09
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)        $10.27         0.06          0.20         0.26
Year Ended October 31, 2004              $10.47         0.36          0.17         0.53
Year Ended October 31, 2005              $10.64         0.32         (0.19)        0.13
Year Ended October 31, 2006              $10.46         0.35          0.02         0.37
Year Ended October 31, 2007              $10.48         0.35         (0.26)        0.09
----------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003              $10.51         0.47         (0.02)        0.45
Year Ended October 31, 2004              $10.49         0.46          0.18         0.64
Year Ended October 31, 2005              $10.67         0.42         (0.19)        0.23
Year Ended October 31, 2006              $10.48         0.46          0.02         0.48
Year Ended October 31, 2007              $10.50         0.45         (0.25)        0.20
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
-------------------------------------------------------------------------------------------------
                                            NET        NET                    NET ASSET    TOTAL
                                     INVESTMENT   REALIZED           TOTAL   VALUE, END   RETURN
                                         INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              (0.44)        --           (0.44)       $10.49    4.09%
Year Ended October 31, 2004              (0.43)        --           (0.43)       $10.67    5.97%
Year Ended October 31, 2005              (0.39)        --           (0.39)       $10.49    1.98%
Year Ended October 31, 2006              (0.43)        --           (0.43)       $10.50    4.30%
Year Ended October 31, 2007              (0.43)     (0.02)          (0.45)       $10.23    1.72%
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)        (0.06)        --           (0.06)       $10.48    2.48%
Year Ended October 31, 2004              (0.35)        --           (0.35)       $10.67    5.28%
Year Ended October 31, 2005              (0.31)        --           (0.31)       $10.48    1.19%
Year Ended October 31, 2006              (0.35)        --           (0.35)       $10.50    3.52%
Year Ended October 31, 2007              (0.35)     (0.02)          (0.37)       $10.22    0.87%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)        (0.06)        --           (0.06)       $10.47    2.48%
Year Ended October 31, 2004              (0.36)        --           (0.36)       $10.64    5.12%
Year Ended October 31, 2005              (0.31)        --           (0.31)       $10.46    1.30%
Year Ended October 31, 2006              (0.35)        --           (0.35)       $10.48    3.53%
Year Ended October 31, 2007              (0.35)     (0.02)          (0.37)       $10.20    0.87%
-------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003              (0.47)        --           (0.47)       $10.49    4.36%
Year Ended October 31, 2004              (0.46)        --           (0.46)       $10.67    6.23%
Year Ended October 31, 2005              (0.42)        --           (0.42)       $10.48    2.24%
Year Ended October 31, 2006              (0.46)        --           (0.46)       $10.50    4.56%
Year Ended October 31, 2007              (0.45)     (0.02)          (0.47)       $10.23    1.97%
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                                     RATIO OF      INVESTMENT
                                                                        RATIO        EXPENSES          INCOME
                                                                       OF NET       (PRIOR TO       (PRIOR TO
                                    NET ASSETS         RATIO OF    INVESTMENT      REIMBURSE-      REIMBURSE-
                                     AT END OF         EXPENSES     INCOME TO       MENTS) TO       MENTS) TO
                                        PERIOD       TO AVERAGE   AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                        (000S)   NET ASSETS (c)    ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003           $  7,580            0.98%         4.20%             (g)             (g)         16.91%
Year Ended October 31, 2004           $  9,599            0.93%         4.10%             (g)             (g)            --
Year Ended October 31, 2005           $ 10,054            0.98%         3.67%             (g)             (g)          3.70%
Year Ended October 31, 2006           $  8,714            0.95%         4.12%             (g)             (g)          1.91%
Year Ended October 31, 2007           $  8,251            0.93%         4.13%           0.93%           4.12%         39.25%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2003 (f)     $     41            1.72%         3.54%             (g)             (g)         16.91%
Year Ended October 31, 2004           $    370            1.68%         3.36%             (g)             (g)            --
Year Ended October 31, 2005           $    602            1.73%         2.90%             (g)             (g)          3.70%
Year Ended October 31, 2006           $    792            1.70%         3.37%             (g)             (g)          1.91%
Year Ended October 31, 2007           $    668            1.68%         3.38%           1.68%           3.38%         39.25%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)     $      1            1.72%         3.65%             (g)             (g)         16.91%
Year Ended October 31, 2004           $    984            1.66%         3.32%             (g)             (g)            --
Year Ended October 31, 2005           $  1,211            1.73%         2.91%             (g)             (g)          3.70%
Year Ended October 31, 2006           $  1,207            1.70%         3.38%             (g)             (g)          1.91%
Year Ended October 31, 2007           $  1,470            1.68%         3.38%           1.68%           3.38%         39.25%
-----------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003           $184,774            0.72%         4.47%             (h)             (h)         16.91%
Year Ended October 31, 2004           $174,451            0.68%         4.35%             (h)             (h)            --
Year Ended October 31, 2005           $162,139            0.72%         3.92%             (h)             (h)          3.70%
Year Ended October 31, 2006           $145,553            0.70%         4.37%             (h)             (h)          1.91%
Year Ended October 31, 2007           $127,774            0.68%         4.37%           0.68%           4.37%         39.25%
-----------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions during the period.


                                                   CORE FIXED INCOME SERIES | 55

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                      NET ASSET                  UNREALIZED
                                         VALUE,          NET          GAINS   TOTAL FROM
                                      BEGINNING   INVESTMENT    (LOSSES) ON   INVESTMENT
                                      OF PERIOD       INCOME    INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)          $10.51         0.38         (0.02)         0.36
Year Ended October 31, 2004              $10.49         0.37          0.18          0.55
Year Ended October 31, 2005              $10.67         0.32         (0.19)         0.13
Year Ended October 31, 2006              $10.48         0.37          0.02          0.39
Year Ended October 31, 2007              $10.50         0.35         (0.24)         0.11
-----------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)          $10.49         0.39         (0.03)         0.36
Year Ended October 31, 2004              $10.47         0.38          0.17          0.55
Year Ended October 31, 2005              $10.65         0.32         (0.18)         0.14
Year Ended October 31, 2006              $10.46         0.36          0.02          0.38
Year Ended October 31, 2007              $10.47         0.37         (0.25)         0.12
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
                                            NET          NET                    NET ASSET    TOTAL
                                     INVESTMENT     REALIZED           TOTAL   VALUE, END   RETURN
                                         INCOME        GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
---------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)          (0.38)          --           (0.38)       $10.49    3.48%
Year Ended October 31, 2004              (0.37)          --           (0.37)       $10.67    5.34%
Year Ended October 31, 2005              (0.32)          --           (0.32)       $10.48    1.36%
Year Ended October 31, 2006              (0.37)          --           (0.37)       $10.50    3.68%
Year Ended October 31, 2007              (0.36)       (0.02)          (0.38)       $10.23    1.12%
---------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)          (0.38)          --           (0.38)       $10.47    3.49%
Year Ended October 31, 2004              (0.37)          --           (0.37)       $10.65    5.35%
Year Ended October 31, 2005              (0.33)          --           (0.33)       $10.46    1.37%
Year Ended October 31, 2006              (0.37)          --           (0.37)       $10.47    3.59%
Year Ended October 31, 2007              (0.37)       (0.02)          (0.39)       $10.20    1.12%
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                                      RATIO OF      INVESTMENT
                                                                         RATIO        EXPENSES          INCOME
                                                                        OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS         RATIO OF    INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF         EXPENSES     INCOME TO       MENTS) TO       MENTS) TO
                                         PERIOD       TO AVERAGE   AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000S)   NET ASSETS (c)    ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)      $    6,861            1.57%         3.61%             (g)             (g)         16.91%
Year Ended October 31, 2004          $    6,342            1.53%         3.50%             (g)             (g)            --
Year Ended October 31, 2005          $    4,903            1.57%         3.06%             (g)             (g)          3.70%
Year Ended October 31, 2006          $    3,167            1.55%         3.52%             (g)             (g)          1.91%
Year Ended October 31, 2007          $    2,217            1.52%         3.52%           1.53%           3.52%         39.25%
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)      $      652            1.57%         3.61%             (g)             (g)         16.91%
Year Ended October 31, 2004          $      493            1.54%         3.51%             (g)             (g)            --
Year Ended October 31, 2005          $      232            1.58%         3.05%             (g)             (g)          3.70%
Year Ended October 31, 2006          $      135            1.55%         3.53%             (g)             (g)          1.91%
Year Ended October 31, 2007          $      130            1.53%         3.54%           1.53%           3.54%         39.25%
------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(g)   There were no fee reductions during the period.


56 | CORE FIXED INCOME SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o    Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide  Funds
3435 Stelzer Road
Columbus,  Ohio 43219

FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section,Washington,D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                 PR-CFX 2/08

Core Fixed Income Series


Fund Prospectus
February 28, 2008


Nationwide Bond Fund
Nationwide Government Bond Fund
Nationwide Tax-Free Income Fund

Class X and Class Y Shares


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
WWW.NATIONWIDEFUNDS.COM
--------------------------------------------------------------------------------

                                            [NATIONWIDE(R) LOGO] NATIONWIDE
                                                                 Funds(SM)

                                                                 ON YOUR SIDE(R)

Core Fixed Income Series

Fixed-income funds designed to form the foundation of an asset allocation program.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Bond Fund Class X                                              GBXDX
--------------------------------------------------------------------------------
Nationwide Bond Fund Class Y                                              GBDYX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class X                                   GGXYX
--------------------------------------------------------------------------------
Nationwide Government Bond Fund Class Y                                   GGVYX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class X                                   GXTFX
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund Class Y                                   GTFYX
--------------------------------------------------------------------------------

TABLE OF CONTENTS

3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Bond Fund
                Nationwide Government Bond Fund
                Nationwide Tax-Free Income Fund

13              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

16              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Portfolio Management
                Multi-Manager Structure

18              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

29              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

31              SECTION 6: FINANCIAL HIGHLIGHTS

                                                    CORE FIXED INCOME SERIES | 1

--------------------------------------------------------------------------------
Core Fixed Income Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES

This Prospectus Provides Information About Three Funds (The "Funds"), the Shares of Which are Offered by Nationwide Mutual Funds (The "Trust"):

Nationwide Bond Fund
Nationwide Government Bond Fund
Nationwide Tax-free Income Fund


The Funds are Primarily Intended:


o to help investors to seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As With Any Mutual Fund, There Can be No Guarantee That Any of the Funds Will Meet Their Respective Objectives or That the Funds' Performance Will be Positive for Any Period of Time.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each of Nationwide Bond Fund and Nationwide Government Bond Fund offers eight share classes -- Class A, Class B, Class C, Class D, Class R and Institutional Class (all of which are offered in another prospectus) and Class X and Class Y (which are offered in this prospectus). Nationwide Tax-Free Income Fund offers six share classes--Class A, Class B, Class C and Class D (all of which are offered in another prospectus) and Class X and Class Y (which are offered in this prospectus). Before September 1, 2003, Class X and Class Y shares were designated as Class B and Class C shares, respectively.

Class X and Class Y Shares are Not Available to New Investors. Shareholders Who Currently Own Class X and Class Y Shares are Eligible to Purchase Shares of the Fund(s) They Own.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund may employ a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Nationwide Tax-Free Income Fund, and the Aberdeen Funds, a Delaware statutory trust, whereby the Nationwide Tax-Free Income Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as the investment adviser to this new Aberdeen Fund. The Board of Trustees of Aberdeen Funds approved the Plan at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

COMMERCIAL PAPER - short-term debt instruments, usually unsecured, that are issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

DERIVATIVE - a contract the value of which is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds." They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.


INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.


U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.


                                                    CORE FIXED INCOME SERIES | 3

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of it net assets in FIXED-INCOME SECURITIES that are INVESTMENT GRADE, including CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

The Fund may also invest a portion of its assets in:

o     MORTGAGE-BACKED SECURITIES;

o     ASSET-BACKED SECURITIES;

o     foreign government and corporate bonds, denominated in U.S. dollars;

o COMMERCIAL PAPER rated by a rating agency in one of the two highest rating categories;

o     HIGH-YIELD BONDS and

o     DERIVATIVES.


In selecting securities, the Fund's subadviser typically maintains an average portfolio DURATION of three to seven years.

The Fund's subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The Fund also may sell a bond as it gets closer to its MATURITY in order to maintain the Fund's target duration and achieve an attractive TOTAL RETURN.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.


LOWER RATED SECURITIES RISK - refers to the risk that the Fund's investment in high-yield bonds and other lower rated bonds will subject the Fund to substantial risk of loss.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and the market value of a company's bonds may decline significantly.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


4 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

  1998     1999    2000     2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 7.80%   -3.70%   6.60%    9.00%   8.40%   5.50%   4.01%   2.42%   3.58%   5.26%


BEST QUARTER: 4.97% - 3RD QTR OF 2002
WORST QUARTER: -2.99% - 2ND QTR OF 2004


After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------
                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)                     0.26%     3.80%      4.82%
--------------------------------------------------------------------------------
Class X shares - After Taxes
   on Distributions(2)                              -1.27%     2.33%      3.03%
--------------------------------------------------------------------------------
Class X shares - After Taxes on
   Distributions and Sales of Shares(2)              0.14%     2.38%      3.01%
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)                     4.26%     4.13%      5.03%
--------------------------------------------------------------------------------
Lehman U.S. Aggregate
   Bond Index(3)                                     6.96%     4.42%      5.97%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit
   Bond Index(4)                                     7.25%     4.44%      6.01%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 12, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001).This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which, if reflected, may have resulted in higher or lower performance for a given share class.

(3) Effective March 1, 2008, the Fund is changing its benchmark from the Lehman Brothers Government/Credit Bond Index to the Lehman U.S. Aggregate Bond Index (the "Aggregate Index"). The Aggregate Index is an unmanaged market value-weighted index that is comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. The Aggregate Index more closely reflects the Fund's management style because it includes the permissible instruments in which the Fund may invest. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(4) The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                    CORE FIXED INCOME SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                        CLASS X SHARES   CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                       None             None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                             5.00%(2)         1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                             2.00%            2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)                   0.50%            0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                      0.85%            0.85%
--------------------------------------------------------------------------------
Other Expenses                                        0.22%            0.22%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                    1.57%            1.57%

--------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class Y Shares.

(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Exchange and Redemption Fees.

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                              $660      $796    $1,055     $1,671
--------------------------------------------------------------------------------
Class Y shares                               260       496       855      1,867
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                              $160      $496      $855     $1,671
--------------------------------------------------------------------------------
Class Y shares                               160       496       855      1,867

--------------------------------------------------------------------------------


6 | CORE FIXED INCOME SERIES

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund's subadviser seeks to achieve the Fund's objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

In selecting investments for the Fund, the Fund's subadviser uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the Fund's subadviser believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted MATURITY of five to nine years, and an average portfolio DURATION of four to six years.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


                                                    CORE FIXED INCOME SERIES | 7

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998    1999     2000     2001     2002    2003    2004    2005    2006   2007
--------------------------------------------------------------------------------
 7.50%  -2.70%   12.00%    6.90%   10.10%   1.20%   2.65%   2.00%   2.97%  7.09%


BEST QUARTER: 5.36% - 3RD QTR OF 2001
WORST QUARTER: -2.67% - 2ND QTR OF 2004


After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------
                                                  1 YEAR   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)                    2.09%     2.82%       4.89%
--------------------------------------------------------------------------------
Class X shares - After Taxes
   on Distributions(2)                              0.69%     1.50%       3.16%
--------------------------------------------------------------------------------
Class X shares - After Taxes on
   Distributions and Sales of Shares(2)             1.32%     1.63%       3.14%
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)                    6.09%     3.17%       5.09%
--------------------------------------------------------------------------------
Merrill Lynch Government Master Index(3)            8.76%     4.11%       5.91%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 12, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001).This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

(3) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

8 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                     CLASS X SHARES      CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                    None                None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                 5.00%(2)            1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                          2.00%               2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally                  0.50%               0.50%
managed)
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to
cover the cost of sales, promotions
and other distribution activities, as
well as certain shareholder
servicing costs)                                   0.85%               0.85%
--------------------------------------------------------------------------------
Other Expenses                                     0.21%               0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                 1.56%               1.56%
--------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class Y Shares.

(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Exchange and Redemption Fees.

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares                                $ 659    $ 793  $ 1,050   $ 1,675
--------------------------------------------------------------------------------
Class Y shares                                  259      493      850     1,856
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares                                $ 159    $ 493    $ 850   $ 1,675
--------------------------------------------------------------------------------
Class Y shares                                  159      493      850     1,856
--------------------------------------------------------------------------------


                                                    CORE FIXED INCOME SERIES | 9

SECTION 1 NATIONWIDE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in INVESTMENT GRADE FIXED-INCOME SECURITIES that qualify as MUNICIPAL OBLIGATIONS. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities and floating- and variable-rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's subadviser seeks value.

A security may be sold to take advantage of more favorable opportunities.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

10 | CORE FIXED INCOME SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998     1999     2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 5.10%   -4.40%   10.50%   3.70%   7.60%   4.10%   3.56%   2.14%   2.79%   1.69%


BEST QUARTER: 4.44% - 3RD QTR OF 2002
WORST QUARTER: -2.96% - 2ND QTR OF 2004


After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                  1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)                   -3.16%     2.51%       3.61%
--------------------------------------------------------------------------------
Class X shares - After Taxes
  on Distributions(2)                              -3.36%     2.46%       3.56%
--------------------------------------------------------------------------------
Class X shares - After Taxes on
  Distributions and Sales of Shares(2)             -0.58%     2.65%       3.63%
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)                    0.72%     2.82%       3.77%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(3)             3.37%     4.30%       5.18%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 11, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001).This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

(3) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

                                                   CORE FIXED INCOME SERIES | 11

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                     CLASS X SHARES      CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                    None                None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                          5.00%(2)            1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                          2.00%               2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                           0.50%               0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)               0.85%               0.85%
--------------------------------------------------------------------------------
Other Expenses                                     0.18%               0.18%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                 1.53%               1.53%
--------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class -- Class Y Shares.

(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Exchange and Redemption Fees.

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares                                $ 656    $ 783  $ 1,034   $ 1,586
--------------------------------------------------------------------------------
Class Y shares                                  256      483      834     1,824
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class X shares                                $ 156    $ 483    $ 834   $ 1,586
--------------------------------------------------------------------------------
Class Y shares                                  156      483      834     1,824
--------------------------------------------------------------------------------


12 | CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates;

o     the Federal Home Loan Banks;

o     the Federal National Mortgage Association ("FNMA");

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and


o     the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price, yield of the securities, net asset value and performance of a Fund are not guaranteed.


MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities' interest rates to be too low for a longer-term investment. This risk is known as "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated


                                                   CORE FIXED INCOME SERIES | 13
from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.


HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments;

o     greater risk of loss due to default or declining credit quality;

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and

o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


REPURCHASE AGREEMENTS - When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.


DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS - These securities pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.


FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.


14 | CORE FIXED INCOME SERIES

Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

CREDIT DEFAULT SWAP AGREEMENTS - The Nationwide Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and


o     result in additional tax consequences for Fund shareholders.


TEMPORARY INVESTMENTS - each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                   CORE FIXED INCOME SERIES | 15

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISER

Subject to the supervision of NFA and the Board of Trustees, a subadviser may manage all or a portion of the Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

NATIONWIDE ASSET MANAGEMENT, LLC ("NWAM") is the subadviser for the Nationwide Bond Fund and Nationwide Government Bond Fund. NWAM is located at One Nationwide Plaza, Columbus, Ohio 43215. NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company ("Nationwide Mutual") and is an affiliate of the Adviser.

Each Fund pays the Adviser a management fee based on the Fund's average daily net assets. The Adviser pays each subadviser from the management fees it receives. The total aggregate management fees paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, were as follows:

--------------------------------------------------------------------------------
FUND                                                 ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Nationwide Bond Fund                                                      0.50%
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                                           0.50%
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                                           0.50%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending
April 30, 2008.

PORTFOLIO MANAGEMENT


NATIONWIDE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Davis joined Nationwide Mutual, an affiliate of the Adviser, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Mutual. Prior to joining Nationwide Insurance, he was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide Mutual, an affiliate of the Adviser, in 1998 as a senior investment analyst and is currently a Senior Investment Professional. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Mutual. Prior to joining Nationwide Insurance, she was with the Ohio Bureau of Workers' Compensation.

NATIONWIDE GOVERNMENT BOND FUND

Gary R. Hunt, CFA is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Nationwide Government Bond Fund and its predecessor funds since March 1997. He joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and, manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.


NATIONWIDE TAX-FREE INCOME FUND


Alpha Benson manages the Nationwide Tax-Free Income Fund on behalf of NFA, and is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson has been employed at NFA or its affiliates since 1977 as a Director of Municipal Securities and as a financial analyst. She has managed the Nationwide Tax-Free Income Fund and its predecessor since its inception in March 1986.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


 16 |  CORE FIXED INCOME SERIES

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                   CORE FIXED INCOME SERIES | 17

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

The Nationwide Funds offer several different share classes each with different price and cost features. If you owned Class B or Class C shares on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively on that date. This redesignation generally did not affect the operations of these two classes.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. The table to the right outlines the differences between Class X, Class Y and Class A shares.


--------------------------------------------------------------------------------
COMPARING CLASS X, CLASS Y AND CLASS A(1) SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS X SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines 1% in most years to
                                       zero after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 0.85%                     than Class A charges which means lower
No administrative                      dividends per share are paid and/or net
services fee                           asset value ("NAV") per share.

                                     Automatic conversion to Class A shares
                                       after seven years, which means lower
                                       annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                       Larger investments may be rejected.

--------------------------------------------------------------------------------
CLASS Y SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 0.85%                     higher than Class A charges which
No administrative                      means lower dividends and/or NAV
services fee                           per share.

                                     No conversion feature.

                                     Maximum investment amount of $1,000,000(2).
                                       Larger investments may be rejected.

--------------------------------------------------------------------------------
CLASS A SHARES(1)

Front-end sales charge               A front-end sales charge means that a
up to 4.25%                            portion of your initial investment goes
                                       toward the sales charge and is not
                                       invested.(3)

Contingent deferred                  Reduction and waivers of sales charges
sales charge (CDSC)(3)                 may be available.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 0.25%                     lower than Class B and Class C charges
Administrative services                which means higher dividends and/or
fee up to 0.25%                        NAV per share.

                                     No conversion feature.

                                     No maximum investment amount.

--------------------------------------------------------------------------------

(1) Class A shares are included because Class X shares will convert to Class A shares after seven years.

(2)   This limit was calculated based on a one-year holding period.

(3) A CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and for which a finders fee was paid.

18 | CORE FIXED INCOME SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


---------------------------------------------------------------------
                       SALES CHARGE AS A PERCENTAGE OF
                       -------------------------------
                                                            DEALER
                                       NET AMOUNT    COMMISSION AS
AMOUNT OF              OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                  PRICE   (APPROXIMATELY)   OFFERING PRICE
---------------------------------------------------------------------
Less than $100,000         4.25%             4.44%            3.75%
---------------------------------------------------------------------
$100,000 to $249,999       3.50              3.63             3.00
---------------------------------------------------------------------
$250,000 to $499,999       2.50              2.56             2.00
---------------------------------------------------------------------
$500,000 to $999,999       2.00              2.04             1.75
---------------------------------------------------------------------
$1 million or more         None              None             None*
---------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include accounts statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                                   CORE FIXED INCOME SERIES | 19

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.75% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     a finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS
OF CLASS A SHARES

---------------------------------------------------------------
AMOUNT OF            $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE          TO $3,999,999   TO $24,999,999       OR MORE
---------------------------------------------------------------
If sold within       18 months        18 months     18 months
---------------------------------------------------------------
Amount of CDSC            0.75%            0.50%         0.25%
---------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay.

The CDSC for Class A shares of the Funds is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.
--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A,
CLASS X AND CLASS Y SHARES. THE CDSC IS WAIVED ON:

o the redemption of Class A, Class X or Class Y shares purchased through reinvested dividends or distributions; o Class X shares which are qualifying redemptions of Class X shares under the Automatic Withdrawal Program;

o Class X or Class Y shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class X and Class Y shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class Y shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class X or Class Y shares, and you then reinvest the proceeds in Class X or Class Y shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS X SHARES

Class X shares may be appropriate if you do not want to pay a front-end sales charge and anticipate holding our shares for longer than six years.

If you redeem Class X shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

20 | CORE FIXED INCOME SERIES

CONVERSION OF CLASS X SHARES

After you hold your Class X shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class X shares, you may receive fewer Class A shares than the Class X shares converted; however, the total dollar value is the same.

CLASS Y SHARES

Both the front-end sales charge and CDSC applicable to Class Y shares will be waived for redemptions of retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


SALES CHARGES AND FEES


SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class X and Class Y shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the distributor are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class X and Class Y shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class X shares                    0.85% (0.10% service fee)
--------------------------------------------------------------------------------
Class Y shares                    0.85% (0.10% service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class X and Class Y shares do not pay administrative services fees.

Class A shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.


In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.


                                                   CORE FIXED INCOME SERIES | 21

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.


Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


22 | CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS X AND CLASS Y SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         * EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND           DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                                 ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Funds written notice of its        must be attached to your application. (The authorization will
termination.)                                                       be in effect unless you give the Fund written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the sale
                                                                         proceeds for this service.
o    The wire must be received by 4:00 p.m. in order to receive
     the current day's NAV                                          o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class shares should call our toll-free number.
-----------------------------------------------------------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 23

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.


A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINIMUM ADDITIONAL INVESTMENTS

CLASS X AND CLASS Y SHARES

Additional investments $100 (per Fund)

Additional Investments

(Automatic Asset Accumulation Plan) $50


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

24 | CORE FIXED INCOME SERIES

CUSTOMER IDENTIFICATION INFORMATION


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     Name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and


o Social Security number, taxpayer identification number or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.


o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration and

o your first purchase in the new fund meets its minimum investment requirement.

Subject to the conditions above, Class X and Class Y shareholders may exchange their shares for Class B and Class C shares, respectively, of any Nationwide Fund. You may also exchange Class X and Class Y shares into the Prime Shares of the Nationwide Money Market Fund. However, if you exchange your Class X or Class Y shares, you will not be permitted to exchange back into Class X or Class Y shares of the original Fund. In addition, you may not exchange Class X or Class Y shares of a Fund into Class X or Class Y shares of any other Fund. The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically may redeem shares in Class A, Class X and Class Y in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program. If you own Class X shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class X shares is located in the SAI.

                                                   CORE FIXED INCOME SERIES | 25

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fees) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

IF YOU REDEEM ALL OF YOUR CLASS X OR CLASS Y SHARES OF A FUND, YOU WILL NOT BE ABLE TO BUY CLASS X OR CLASS Y SHARES, RESPECTIVELY, OF THAT FUND IN THE FUTURE.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Fund different instructions.


Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or


o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

26 | CORE FIXED INCOME SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) base on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

                                                   CORE FIXED INCOME SERIES | 27

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent sale must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with the Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


28 | CORE FIXED INCOME SERIES

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Nationwide Money Market Fund expects to declare daily and distribute net investment income, if any, to shareholders as dividends monthly. The Nationwide Bond, Nationwide Government Bond, Nationwide Tax-Free Income, Nationwide Enhanced Income and Nationwide Short Duration Bond Funds expect to declare and distribute net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, none of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates because the income of the Funds is primarily derived from investments earning interest rather than divided income;

o for corporate shareholders, none of the income dividends paid may be eligible for the corporate dividend-received deduction because the income of the Funds is primarily derived from investments earning interest rather than divided income, and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.


The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


NATIONWIDE TAX-FREE INCOME FUND


Most distributions from the Tax-Free Income Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Any taxable distributions will be reported on Form 1099-DIV and any exempt interest dividends will be reported on Form 1099-INT. Exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a


                                                   CORE FIXED INCOME SERIES | 29
suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund. Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

While the Tax-Free Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

30 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE BOND FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                   NET ASSET                 UNREALIZED
                                      VALUE,          NET         GAINS   TOTAL FROM
                                   BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                   OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)        $9.43         0.41          0.24         0.65
Year Ended October 31, 2004            $9.67         0.38          0.08         0.46
Year Ended October 31, 2005            $9.75         0.35         (0.21)        0.14
Year Ended October 31, 2006            $9.54         0.40          0.02         0.42
Year Ended October 31, 2007            $9.58         0.42         (0.07)        0.35
-------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)        $9.44         0.41          0.24         0.65
Year Ended October 31, 2004            $9.68         0.38          0.08         0.46
Year Ended October 31, 2005            $9.76         0.35         (0.21)        0.14
Year Ended October 31, 2006            $9.55         0.40          0.02         0.42
Year Ended October 31, 2007            $9.59         0.42         (0.07)        0.35
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                           DISTRIBUTIONS
-------------------------------------------------------------------------------------------
                                         NET                    NET ASSET
                                  INVESTMENT           TOTAL   VALUE, END           TOTAL
                                      INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)        (0.41)          (0.41)      $ 9.67            6.98%
Year Ended October 31, 2004            (0.38)          (0.38)      $ 9.75            4.82%
Year Ended October 31, 2005            (0.35)          (0.35)      $ 9.54            1.44%
Year Ended October 31, 2006            (0.38)          (0.38)      $ 9.58            4.57%
Year Ended October 31, 2007            (0.41)          (0.41)      $ 9.52            3.71%
-------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)        (0.41)          (0.41)      $ 9.68            6.97%
Year Ended October 31, 2004            (0.38)          (0.38)      $ 9.76            4.81%
Year Ended October 31, 2005            (0.35)          (0.35)      $ 9.55            1.44%
Year Ended October 31, 2006            (0.38)          (0.38)      $ 9.59            4.56%
Year Ended October 31, 2007            (0.41)          (0.41)      $ 9.53            3.71%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                                      RATIO OF       INVESTMENT
                                                                         RATIO        EXPENSES           INCOME
                                                                        OF NET       (PRIOR TO        (PRIOR TO
                                  NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-       REIMBURSE-
                                   AT END OF         EXPENSES        INCOME TO       MENTS) TO        MENTS) TO
                                      PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET      AVERAGE NET      PORTFOLIO
                                      (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)    ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)       $3,674             1.60%            4.22%             (g)              (g)         17.73%
Year Ended October 31, 2004           $3,457             1.57%            3.85%             (g)              (g)         17.20%
Year Ended October 31, 2005           $2,821             1.63%            3.62%             (g)              (g)         34.08%
Year Ended October 31, 2006           $1,854             1.61%            4.18%           1.61%            4.18%         36.06%
Year Ended October 31, 2007           $1,493             1.57%            4.38%           1.58%            4.38%         39.35%
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)       $  256             1.60%            4.21%             (g)              (g)         17.73%
Year Ended October 31, 2004           $  238             1.57%            3.85%             (g)              (g)         17.20%
Year Ended October 31, 2005           $  199             1.63%            3.62%             (g)              (g)         34.08%
Year Ended October 31, 2006           $  151             1.60%            4.18%           1.60%            4.18%         36.06%
Year Ended October 31, 2007           $  145             1.57%            4.37%           1.58%            4.37%         39.35%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and /or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising among the classes of shares.

(f) Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.

(g)   There were no fee reductions during the period.


                                                   CORE FIXED INCOME SERIES | 31

SECTION 6 NATIONWIDE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                   NET ASSET                 UNREALIZED
                                      VALUE,          NET         GAINS   TOTAL FROM
                                   BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                   OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)       $10.93         0.36         (0.14)        0.22
Year Ended October 31, 2004           $10.61         0.30          0.02         0.32
Year Ended October 31, 2005           $10.36         0.30         (0.20)        0.10
Year Ended October 31, 2006           $10.16         0.36          0.02         0.38
Year Ended October 31, 2007           $10.18         0.36          0.09         0.45
-------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)       $10.93         0.36         (0.14)        0.22
Year Ended October 31, 2004           $10.61         0.30          0.02         0.32
Year Ended October 31, 2005           $10.36         0.30         (0.20)        0.10
Year Ended October 31, 2006           $10.16         0.36          0.02         0.38
Year Ended October 31, 2007           $10.18         0.36          0.09         0.45
-------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                         DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
                                         NET        NET                    NET ASSET    TOTAL
                                  INVESTMENT   REALIZED           TOTAL   VALUE, END   RETURN
                                      INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
-----------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)        (0.35)     (0.19)          (0.54)      $10.61     2.00%
Year Ended October 31, 2004            (0.31)     (0.26)          (0.57)      $10.36     3.10%
Year Ended October 31, 2005            (0.30)        --           (0.30)      $10.16     1.00%
Year Ended October 31, 2006            (0.35)     (0.01)          (0.36)      $10.18     3.77%
Year Ended October 31, 2007            (0.37)        --           (0.37)      $10.26     4.54%
-----------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)        (0.35)     (0.19)          (0.54)      $10.61     2.00%
Year Ended October 31, 2004            (0.31)     (0.26)          (0.57)      $10.36     3.10%
Year Ended October 31, 2005            (0.30)        --           (0.30)      $10.16     1.00%
Year Ended October 31, 2006            (0.35)     (0.01)          (0.36)      $10.18     3.77%
Year Ended October 31, 2007            (0.37)        --           (0.37)      $10.26     4.54%
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF
                                                                                      RATIO OF      INVESTMENT
                                                                         RATIO        EXPENSES          INCOME
                                                                        OF NET       (PRIOR TO       (PRIOR TO
                                  NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                   AT END OF         EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                      PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                      (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)       $5,689             1.57%            3.29%             (g)             (g)        106.65%
Year Ended October 31, 2004           $4,557             1.54%            2.91%             (g)             (g)        110.72%
Year Ended October 31, 2005           $3,394             1.56%            2.95%             (g)             (g)        117.67%
Year Ended October 31, 2006           $1,907             1.56%            3.44%           1.56%           3.44%        150.10%
Year Ended October 31, 2007           $1,511             1.56%            3.63%           1.56%           3.63%         90.18%

CLASS Y SHARES
Year Ended October 31, 2003 (f)       $1,910             1.57%            3.28%             (g)             (g)        106.65%
Year Ended October 31, 2004           $  961             1.54%            2.93%             (g)             (g)        110.72%
Year Ended October 31, 2005           $  855             1.56%            2.95%             (g)             (g)        117.67%
Year Ended October 31, 2006           $  830             1.55%            3.49%           1.55%           3.49%        150.10%
Year Ended October 31, 2007           $  785             1.56%            3.63%           1.56%           3.63%         90.18%
-------------------------------------------------------------------------------------------------------------------------------

(a)   Not annualized for periods less than one year.

(b)   Excludes sales charge.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(g)   There were no fee reductions during the period.


32 | CORE FIXED INCOME SERIES

SECTION 6 NATIONWIDE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------
                                                                                      NET
                                                                                 REALIZED
                                                                                      AND
                                                   NET ASSET                   UNREALIZED
                                                      VALUE,          NET           GAINS   TOTAL FROM
                                                   BEGINNING   INVESTMENT     (LOSSES) ON   INVESTMENT
                                                   OF PERIOD       INCOME     INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)                       $10.51         0.38          (0.02)         0.36
Year Ended October 31, 2004                           $10.49         0.37           0.18          0.55
Year Ended October 31, 2005                           $10.67         0.32          (0.19)         0.13
Year Ended October 31, 2006                           $10.48         0.37           0.02          0.39
Year Ended October 31, 2007                           $10.50         0.35          (0.24)         0.11
-------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)                       $10.49         0.39          (0.03)         0.36
Year Ended October 31, 2004                           $10.47         0.38           0.17          0.55
Year Ended October 31, 2005                           $10.65         0.32          (0.18)         0.14
Year Ended October 31, 2006                           $10.46         0.36           0.02          0.38
Year Ended October 31, 2007                           $10.47         0.37          (0.25)         0.12
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
                                                         NET          NET                    NET ASSET    TOTAL
                                                  INVESTMENT     REALIZED           TOTAL   VALUE, END   RETURN
                                                      INCOME        GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
----------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)                       (0.38)          --           (0.38)       $10.49    3.48%
Year Ended October 31, 2004                           (0.37)          --           (0.37)       $10.67    5.34%
Year Ended October 31, 2005                           (0.32)          --           (0.32)       $10.48    1.36%
Year Ended October 31, 2006                           (0.37)          --           (0.37)       $10.50    3.68%
Year Ended October 31, 2007                           (0.36)       (0.02)          (0.38)       $10.23    1.12%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)                       (0.38)          --           (0.38)       $10.47    3.49%
Year Ended October 31, 2004                           (0.37)          --           (0.37)       $10.65    5.35%
Year Ended October 31, 2005                           (0.33)          --           (0.33)       $10.46    1.37%
Year Ended October 31, 2006                           (0.37)          --           (0.37)       $10.47    3.59%
Year Ended October 31, 2007                           (0.37)       (0.02)          (0.39)       $10.20    1.12%
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                           RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                                      RATIO OF      INVESTMENT
                                                                         RATIO        EXPENSES          INCOME
                                                                        OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS         RATIO OF    INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF         EXPENSES     INCOME TO       MENTS) TO       MENTS) TO
                                         PERIOD       TO AVERAGE   AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000s)   NET ASSETS (c)    ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year Ended October 31, 2003 (f)          $6,861            1.57%         3.61%             (g)             (g)         16.91%
Year Ended October 31, 2004              $6,342            1.53%         3.50%             (g)             (g)            --
Year Ended October 31, 2005              $4,903            1.57%         3.06%             (g)             (g)          3.70%
Year Ended October 31, 2006              $3,167            1.55%         3.52%             (g)             (g)          1.91%
Year Ended October 31, 2007              $2,217            1.52%         3.52%          1.53%           3.52%          39.25%
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year Ended October 31, 2003 (f)          $  652            1.57%         3.61%             (g)             (g)         16.91%
Year Ended October 31, 2004              $  493            1.54%         3.51%             (g)             (g)            --
Year Ended October 31, 2005              $  232            1.58%         3.05%             (g)             (g)          3.70%
Year Ended October 31, 2006              $  135            1.55%         3.53%             (g)             (g)          1.91%
Year Ended October 31, 2007              $  130            1.53%         3.54%          1.53%           3.54%          39.25%
------------------------------------------------------------------------------------------------------------------------------

(a)  Not annualized for periods less than one year.

(b)  Excludes sales charge.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(g)  There were no fee reductions during the period.


                                                   CORE FIXED INCOME SERIES | 33

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds

3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can obtain copies of Fund documents from the SEC


o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington,D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section,Washington,D.C.20549-0102
      (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(c)2008 Nationwide Funds Group. All rights reserved.              PR-CFX-XY 2/08

INDEX Series


Fund Prospectus
February 28, 2008


Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Bond Index Fund Class A                                        GBIAX
--------------------------------------------------------------------------------
Nationwide Bond Index Fund Class B                                        GBIBX
--------------------------------------------------------------------------------
Nationwide Bond Index Fund Class C                                        GBICX
--------------------------------------------------------------------------------
Nationwide Bond Index Fund Class R                                          n/a
--------------------------------------------------------------------------------
Nationwide Bond Index Fund Institutional Class                            GBXIX
--------------------------------------------------------------------------------
Nationwide International Index Fund Class A                               GIIAX
--------------------------------------------------------------------------------
Nationwide International Index Fund Class B                               GIIBX
--------------------------------------------------------------------------------
Nationwide International Index Fund Class C                               GIICX
--------------------------------------------------------------------------------
Nationwide International Index Fund Class R                                 n/a
--------------------------------------------------------------------------------
Nationwide International Index Fund Institutional Class                   GIXIX
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class A                              GMXAX
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class B                              GMCBX
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class C                              GMCCX
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Class R                                n/a
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund Institutional Class                  GMXIX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class A                                     GRMAX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class B                                     GRMBX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class C                                     GRMCX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Class R                                     GRMRX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Institutional Class                         GRMIX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Local Fund                                  GRMLX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Service Class                               GRMSX
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund Institutional Service Class                 GRISX
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class A                                   GMRAX
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class B                                   GMRBX
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class C                                   GMRCX
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Class R                                     n/a
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund Institutional Class                       GMRIX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS


3     KEY TERMS

4     SECTION 1: FUND SUMMARIES AND
         PERFORMANCE
      Nationwide Bond Index Fund
      Nationwide International Index Fund
      Nationwide Mid Cap Market Index Fund
      Nationwide S&P 500 Index Fund
      Nationwide Small Cap Index Fund

26    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Techniques and Risks

31    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Subadviser
      Portfolio Management
      Multi-Manager Structure

33    SECTION 4: INVESTING WITH
         NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

46    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other
         Tax-Deferred Accounts
      Backup Withholding

48    SECTION 6: FINANCIAL HIGHLIGHTS


                                                                INDEX SERIES | 1

--------------------------------------------------------------------------------

INDEX Series

INTRODUCTION TO THE INDEX SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

THE FUNDS ARE PRIMARILY INTENDED:

o to seek to match the performance of a specific market index before the deduction of Fund expenses.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

o Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund offer four share classes -- Class A, Class B, Class C and Institutional Class.

o Nationwide S&P 500 Index Fund offers eight share classes -- Class A, Class B, Class C, Class R, Institutional Class, Local Fund, Service Class and Institutional Service Class.

All other classes of the above Funds that are in this Prospectus have not yet commenced operations.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

A NOTE ABOUT THE INDEX SERIES


The Funds in the Index Series each employ a "passive management" or "indexing" investment approach, seeking to invest in a portfolio of securities substantially the same as the securities tracked in a benchmark index. Each Fund's performance is expected to approximately match the performance of its applicable index prior to the deduction of Fund expenses. Each Fund may change its target index without shareholder approval if Nationwide Fund Advisors (the "Adviser") believes that a different index better represents the performance of the applicable market segment.

Each Fund employs a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | INDEX SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


INVESTMENT GRADE - the four highest rating categories of nationally recognized statistical rating organizations, including Moody's, Standard & Poor's and Fitch.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.


MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.


                                                                INDEX SERIES | 3

SECTION 1 NATIONWIDE BOND INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Lehman Aggregate Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of BONDS and other FIXED-INCOME SECURITIES that are included in or correlated with the Lehman Aggregate Index, as well as DERIVATIVES linked to that index. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated INVESTMENT GRADE bonds of different types, including:

o     U.S.GOVERNMENT SECURITIES;

o     U.S.GOVERNMENT AGENCY SECURITIES;

o     corporate bonds issued by U.S. and foreign companies;

o     MORTGAGE-BACKED SECURITIES;

o     securities of foreign governments and their agencies and

o     securities of supranational entities, such as the World Bank.

The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Lehman Aggregate Index which are selected to reflect characteristics such as MATURITY, DURATION, or credit quality similar to the Lehman Aggregate Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index.


The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.


MORTGAGE-BACKED SECURITIES RISK - these securities are subject to all of the above-referenced risks including interest rate risk, credit risk, prepayment risk and extension risk. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than do other fixed-income securities and small changes in interest rates can quickly reduce the value of those securities. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements.


INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

4 | INDEX SERIES

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Aggregate Bond Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2006. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund's subadviser.


ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998     1999     2000    2001    2002    2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
 9.00%   -0.96%   11.60%   7.20%   8.50%   3.20%   3.73%   1.87%   3.75%   6.31%


BEST QUARTER: 5.31% - 4TH QTR OF 2000
WORST QUARTER: -2.63% - 2ND QTR OF 2004


                                                                INDEX SERIES | 5

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                       SINCE
                                                                   INCEPTION
                                          1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)           0.18%     2.53%              5.38%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions(2)                          -1.40%     1.13%              4.09%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares(2)       0.08%     1.32%              3.86%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)           0.79%     2.79%              5.59%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(4)           4.66%     3.14%              5.59%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           6.31%     3.76%              5.96%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                            6.75%     4.17%              6.29%
--------------------------------------------------------------------------------
Lehman Aggregate Index(6)                  6.96%     4.42%              6.51%(7)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) These returns until the creation of Class A and Institutional Class shares (December 29, 1999) include the previous performance of the Series, which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund's shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

(3) These returns until the creation of Class B shares (October 12, 2001) include the previous performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for Class B shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

(4) These returns until the creation of Class C shares (March 29, 2006) include the previous performance based on the Series for the period through December 28, 1999, the Fund's Class A shares from December 29, 1999 until October 11, 2001 and the Fund's Class B shares from October 12, 2001 to March 28, 2006. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect any differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

(5) Class R shares have not commenced operations. These returns include the previous performance based on the Series for the period through December 28, 1999, and the Fund's Class A shares from December 29, 1999 until December 31, 2007.The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower

(6) The Lehman Aggregate Index is an unmanaged market value-weighted index comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(7) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.


6 | INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                      INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                         CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)                    5.75%(2)         None             None             None             None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                               None             5.00%(3)         1.00%(4)         None             None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                        2.00%            2.00%            2.00%            2.00%            2.00%
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally managed)       0.22%            0.22%            0.22%            0.22%            0.22%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                     0.25%            1.00%            1.00%            0.50%            None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                                0.29%            0.14%            0.14%            0.34%            0.14%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                               0.76%            1.36%            1.36%            1.06%            0.36%
-----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                         0.04%            0.04%            0.04%            0.04%            0.04%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                          0.72%            1.32%            1.32%            1.02%            0.32%
-----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A shares were 0.15%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least May 1, 2009.This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.82% for Class A shares and 1.07% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                                INDEX SERIES | 7

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares                              $644      $800      $969     $1,460
--------------------------------------------------------------------------------
Class B shares                               634       727       941      1,390
--------------------------------------------------------------------------------
Class C shares                               234       427       741      1,632
--------------------------------------------------------------------------------
Class R shares                               104       333       581      1,291
--------------------------------------------------------------------------------
Institutional Class shares                    33       112       198        452
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $134      $427      $741     $1,390
--------------------------------------------------------------------------------
Class C shares                               134       427       741      1,632
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

8 | INDEX SERIES

SECTION 1 NATIONWIDE INTERNATIONAL INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the MSCI EAFE Index and in DERIVATIVE instruments linked to the MSCI EAFE Index, primarily futures contracts.

The MSCI EAFE Index is a MARKET-WEIGHTED INDEX composed of COMMON STOCKS of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative MARKET CAPITALIZATION of each of the countries in the MSCI EAFE Index.

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.


The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                                INDEX SERIES | 9

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

      2000      2001      2002     2003     2004     2005     2006     2007
--------------------------------------------------------------------------------
    -13.70%   -22.50%   -17.70%   37.00%   19.14%   13.52%   25.63%   10.16%


BEST QUARTER: 18.94% - 2ND QTR OF 2003
WORST QUARTER: -21.10% - 3RD QTR OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                              1 YEAR   5 YEARS   DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                  3.82%    19.29%         3.66%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions                                  2.89%    18.41%         3.02%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares              3.41%    16.77%         2.87%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                  4.51%    19.85%         3.73%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)               8.47%    19.73%         3.56%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)              10.21%    20.74%         4.43%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes     10.67%    21.21%         4.83%
--------------------------------------------------------------------------------
MSCI EAFE Index(4)                            11.63%    22.08%         5.64%(5)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class C shares (February 14, 2005) include the previous performance of the Fund's Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing level of fees applicable to Class C shares.


(3) Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.


(4) The MSCI EAFE Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(5) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.


10 | INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


--------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARE     CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)         None             None             None             None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None             5.00%(3)         1.00%(4)         None             None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                     2.00%            2.00%            2.00%            2.00%            2.00%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                      0.27%            0.27%            0.27%            0.27%            0.27%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                  0.25%            1.00%            1.00%            0.50%            None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             0.29%            0.12%            0.12%            0.32%            0.12%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                            0.81%            1.39%            1.39%            1.09%            0.39%
--------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                      0.02%            0.02%            0.02%            0.02%            0.02%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                       0.79%            1.37%            1.37%            1.07%            0.37%
--------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares-Exchange and Redemption Fees.

(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A shares were 0.17%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.37% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.87% for Class A shares and 1.12% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                               INDEX SERIES | 11

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares                              $651      $817      $997     $1,517
--------------------------------------------------------------------------------
Class B shares                               639       738       959      1,434
--------------------------------------------------------------------------------
Class C shares                               239       438       759      1,667
--------------------------------------------------------------------------------
Class R shares                               109       345       599      1,327
--------------------------------------------------------------------------------
Institutional Class shares                    38       123       217        491
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $139      $438      $759     $1,434
--------------------------------------------------------------------------------
Class C shares                               139       438       759      1,667
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

12 | INDEX SERIES

SECTION 1 NATIONWIDE MID CAP MARKET INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400 Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the S&P 400 Index and in DERIVATIVE instruments linked to the S&P 400 Index, primarily futures contracts.


The S&P 400 Index is a MARKET-WEIGHTED INDEX composed of approximately 400 COMMON STOCKS of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2007, the MARKET CAPITALIZATIONS of companies in the S&P 400 Index ranged from $263 million to $12.4 billion.


The Fund does not necessarily invest in all of the securities in the S&P 400 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.


The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                               INDEX SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

       2000     2001      2002     2003     2004     2005    2006    2007
---------------------------------------------------------------------------
      18.30%   -1.80%   -15.30%   34.40%   15.58%   11.82%   9.57%   7.24%


BEST QUARTER: 17.99% - 4TH QTR OF 2001
WORST QUARTER: -16.81% - 3RD QTR OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                           SINCE
                                                                       INCEPTION
                                              1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                  1.05%    13.97%         8.38%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                              -0.56%    12.96%         7.46%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sale of Shares            2.17%    12.01%         6.98%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)               1.73%    14.43%         8.61%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)             5.66%    14.65%         8.60%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(4)               7.29%    15.35%         9.19%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes                                   7.70%    15.82%         9.66%
--------------------------------------------------------------------------------
S&P 400 Index(5)                               7.98%    16.20%         9.81%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class B shares (May 25, 2001) include performance based on the Fund's Class A shares. These returns until the creation of Class C shares (October 22, 2003) include the previous performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class B and Class C has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(4) Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.


(5) The S&P 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.


14 | INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


--------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)         None             None             None             None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None             5.00%(3)         1.00%(4)         None             None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                     2.00%            2.00%            2.00%            2.00%            2.00%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                      0.21%            0.21%            0.21%            0.21%            0.21%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                  0.25%            1.00%            1.00%            0.50%            None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                             0.30%            0.13%            0.13%            0.33%            0.13%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                            0.76%            1.34%            1.34%            1.04%            0.34%
--------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                      0.02%            0.02%            0.02%            0.02%            0.02%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                       0.74%            1.32%            1.32%            1.02%            0.32%
--------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2007, administrative services fees for Class A shares were 0.17%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.32% for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.82% for Class A shares and 1.07% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                               INDEX SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares                              $646      $802      $971     $1,461
--------------------------------------------------------------------------------
Class B shares                               634       723       932      1,377
--------------------------------------------------------------------------------
Class C shares                               234       423       732      1,611
--------------------------------------------------------------------------------
Class R shares                               104       329       572      1,269
--------------------------------------------------------------------------------
Institutional Class shares                    33       107       189        429
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $134      $423      $732     $1,377
--------------------------------------------------------------------------------
Class C shares                               134       423       732      1,611
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | INDEX SERIES

SECTION 1 NATIONWIDE S&P 500 INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(R) Index ("S&P 500 Index").

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the S&P 500 Index and in DERIVATIVE instruments linked to the S&P 500 Index, primarily futures contracts.


The S&P 500 Index is a MARKET-WEIGHTED INDEX composed of approximately 500 COMMON STOCKS of large U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2007, the MARKET CAPITALIZATIONS of companies in the S&P 500 Index ranged from $708 million to $511.9 billion.


The Fund does not necessarily invest in all of the securities in the S&P 500 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole.


The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


                                                               INDEX SERIES | 17

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - LOCAL FUND SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1999     2000      2001      2002     2003     2004    2005     2006    2007
--------------------------------------------------------------------------------
 20.10%   -9.40%   -12.40%   -22.50%   28.30%   10.58%   4.65%   15.52%   5.15%


BEST QUARTER: 15.21% - 2ND QTR OF 2003
WORST QUARTER: -17.36% - 3RD QTR OF 2002


18 | INDEX SERIES

After-tax returns are shown in the table for Local Fund shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                       SINCE
                                                                   INCEPTION
                                          1 YEAR   5 YEARS   (JULY 24, 1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)          -1.08%    10.94%             3.23%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)          -0.86%    11.23%             3.28%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3,4)         3.14%    11.48%             3.28%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           3.23%    11.90%             3.70%
--------------------------------------------------------------------------------
Service Class shares - Before Taxes(2)     4.76%    12.13%             3.70%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                            4.90%    12.32%             3.88%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                            5.14%    12.57%             4.16%
--------------------------------------------------------------------------------
Local Fund shares - Before Taxes           5.15%    12.52%             4.04%
--------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions                              4.58%    12.15%             3.63%
--------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions and Sale of Shares           3.96%    10.91%             3.33%
--------------------------------------------------------------------------------
S&P 500 Index(5)                           5.49%    12.83%             4.58%(7)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns for the period prior to the creation of a particular class are based on the previous performance of the Fund's Local Fund shares. These returns were achieved prior to the creation of Class A, Class B and Institutional Class shares (December 29, 1999) and Service Class and Institutional Service Class shares (November 2, 1998). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Institutional Class, Service Class and Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

(3) These returns until the creation of Class C shares (October 22, 2003) are based on the previous performance of the Fund's Local Fund shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class C shares; if these fees were reflected, the performance for Class C shares would have been lower.


(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(5) Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund's Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.


(6) The S&P 500 Index is an unmanaged, market capitalization-weighted index that measures the performance of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(7) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since July 31, 1998.


                                                               INDEX SERIES | 19

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                  SERVICE  INSTITUTIONAL  INSTITUTIONAL  LOCAL
(PAID DIRECTLY                            CLASS A    CLASS B   CLASS C   CLASS R  CLASS    SERVICE CLASS  CLASS          FUND
FROM YOUR INVESTMENT)(1)                  SHARES     SHARES    SHARES    SHARES   SHARES   SHARES         SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)  None      None      None     None     None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None      5.00%(3)  1.00%(4)  None     None     None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                  2.00%     2.00%     2.00%     2.00%    2.00%    2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.13%     0.13%     0.13%     0.13%    0.13%    0.13%          0.13%          0.13%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%     1.00%     1.00%     0.50%    0.15%    None           None           0.07%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                          0.13%     0.12%     0.12%     0.32%    0.37%    0.37%          0.12%          0.12%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                        .0.51%     1.25%     1.25%     0.95%    0.65%    0.50%          0.25%          0.32%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                   0.02%     0.02%     0.02%     0.02%    0.02%    0.20%          0.20%          0.20%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                    0.49%     1.23%     1.23%     0.93%    0.63%    0.48%          0.23%          0.30%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R, Service Class and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R, Service Class and Institutional Service Class shares were 0.01%, 0.20%, 0.25% and 0.25%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class A and Class R shares because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.23% for all share classes until at least May 1, 2009.This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)"could increase to 0.73% for Class A shares and 0.98% for Class R shares, before the Adviser would be required to further limit the Fund's expenses.


20 | INDEX SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares                                 $622     $727     $842    $1,177
--------------------------------------------------------------------------------
Class B shares                                  625      695      884     1,208
--------------------------------------------------------------------------------
Class C shares                                  225      395      684     1,510
--------------------------------------------------------------------------------
Class R shares                                   95      301      524     1,165
--------------------------------------------------------------------------------
Service Class shares                             64      206      360       809
--------------------------------------------------------------------------------
Institutional Service Class shares               49      158      278       626
--------------------------------------------------------------------------------
Institutional Class shares                       24       78      139       316
--------------------------------------------------------------------------------
Local Fund shares                                31      101      178       404
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares                                 $125     $395     $684    $1,208
--------------------------------------------------------------------------------
Class C shares                                  125      395      684     1,510
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R, Institutional Service Class, Service Class, Institutional Class and Local Fund shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                               INDEX SERIES | 21

SECTION 1 NATIONWIDE SMALL CAP INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to match the performance of the Russell 2000(R) Index ("Russell 2000 Index") as closely as possible before the deduction of Fund expenses.

PRINCIPAL STRATEGIES

The Fund employs a "passive" management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of EQUITY SECURITIES of companies included in the Russell 2000 Index and in DERIVATIVE instruments linked to the Russell 2000 Index, primarily futures contracts.


The Russell 2000 Index is a MARKET-WEIGHTED INDEX composed of approximately 2,000 COMMON STOCKS of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2007, the MARKET CAPITALIZATIONS of companies in the Russell 2000 Index ranged from $27 million to $8.4 billion.

The Fund does not necessarily invest in all of the securities in the Russell 2000 Index, or in the same weightings. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole.

The Adviser has selected BlackRock Investment Management, LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.


22 | INDEX SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Small Cap Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2007. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund's subadviser.


ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1998    1999    2000   2001    2002     2003    2004    2005    2006    2007
--------------------------------------------------------------------------------
-2.30%  21.80%  -6.20%  1.70% -20.90%   45.40%  17.76%   4.34%  17.20%  -2.42%


BEST QUARTER: 22.86% - 2ND QTR OF 2003
WORST QUARTER: -21.16% - 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                                       S INCE
                                                                    INCEPTION
                                           1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)           -8.04%    13.99%            7.80%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  Distributions(2)                         -9.21%    12.77%            7.17%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  and Sale of Shares(2)                    -4.45%    11.89%            6.68%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)           -7.50%    14.42%            8.02%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3,4)         -3.85%    14.69%            8.03%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           -2.36%    15.38%            8.40%
--------------------------------------------------------------------------------
Institutional Class Shares -
  Before Taxes(2)                          -1.99%    15.86%            8.76%
--------------------------------------------------------------------------------
Russell 2000 Index(6)                      -1.57%    16.25%            6.68%(7)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) These returns until the creation of Class A and Institutional Class shares (December 29, 1999) are based on the previous performance of the Series, which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. The performance for Class A and Institutional Class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

(3) These returns until the creation of Class B shares (November 29, 2001) include performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001.These returns until the creation of Class C shares (October 22, 2003) are based on the previous performance of the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund's Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for Class B and Class C shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.


(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

(5) Class R shares have not commenced operations. These returns are based on the performance of the Fund's Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.


(6) The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(7) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.


                                                               INDEX SERIES | 23

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)              5.75%(2)         None             None             None             None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)             None             5.00%(3)         1.00%(4)         None             None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                  2.00%            2.00%            2.00%            2.00%            2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's investments
professionally managed)                    0.20%            0.20%            0.20%            0.20%            0.20%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)    0.25%            1.00%            1.00%            0.50%            None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                          0.29%            0.13%            0.13%            0.33%            0.13%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         0.74%            1.33%            1.33%            1.03%            0.33%
----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(7)                   0.03%            0.03%            0.03%            0.03%            0.03%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)             0.71%            1.30%            1.30%            1.00%            0.30%
----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the fiscal year ended October 31, 2007, administrative services fees for Class A were 0.16%. Administrative services fees for Class R shares are estimated to be 0.20% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.30% for all share classes until at least May 1, 2009.This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.80% for Class A shares and 1.05% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


24 | INDEX SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares                                 $643     $795     $960    $1,438
--------------------------------------------------------------------------------
Class B shares                                  632      718      926     1,361
--------------------------------------------------------------------------------
Class C shares                                  232      418      726     1,599
--------------------------------------------------------------------------------
Class R shares                                  102      325      566     1,257
--------------------------------------------------------------------------------
Institutional Class shares                       31      103      182       415
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares                                 $132     $418     $726    $1,361
--------------------------------------------------------------------------------
Class C shares                                  132      418      726     1,599
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A, Class R and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

                                                               INDEX SERIES | 25

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

MORE ABOUT INDEX FUNDS

None of the Funds attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that the portfolio turnover and trading costs for each Fund (except Nationwide Bond Index Fund) may be lower than that of an "actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative instruments in the following circumstances:

o     purchases of Fund shares increase;

o     to provide liquidity for redemptions of Fund shares and

o     to keep trading costs low.

In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.


Each of the Funds may utilize a "full replication" strategy. However, when the subadviser believes it would be cost efficient or where an index includes a particularly high number of securities, a Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process". The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. Each Fund may also purchase securities not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of the relevant index. If a Fund uses these techniques, it may not track its relevant index as closely as if that Fund were fully replicating the index.


OTHER INVESTMENTS

In addition to the investment strategies described below, the Funds may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Funds also invest in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations; and repurchase agreements. To the extent that a Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Funds do not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen their exposure to common stocks or bonds.

NATIONWIDE BOND INDEX FUND

The Lehman Aggregate Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Lehman Brothers selects bonds for the Lehman Aggregate Index based on its criteria for the Index and does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may periodically update the Lehman Aggregate Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

The Nationwide Bond Index Fund may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. Accordingly, the Fund may have a higher portfolio turnover rate than the other Funds.

All debt obligations purchased are determined to be within the top four categories by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations.


The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.


26 | INDEX SERIES

The Fund may also enter into "dollar rolls", in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund will not receive principal and interest payments.

The Fund may also enter into standby commitment agreements in which the Fund is committed, for a certain period of time, to buy a stated amount of a fixed-income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether or not the security is issued.


NATIONWIDE INTERNATIONAL INDEX FUND

The MSCI EAFE Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are in developed markets outside the United States. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country's relative market capitalization.

Morgan Stanley Capital International Limited ("Morgan Stanley") chooses the stocks in the MSCI EAFE Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the Index. The MSCI EAFE Index is generally considered to broadly represent the performance of international stocks. Morgan Stanley selects stocks for the MSCI EAFE Index based on criteria for the Index and does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

NATIONWIDE MID CAP MARKET INDEX FUND


The S&P 400(R) Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400(R) Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's selects the stocks in the S&P 400(R) Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 400(R) Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror those changes.


NATIONWIDE S&P 500 INDEX FUND


The S&P 500(R) Index is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is generally considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500(R) Index is made up of foreign companies that have a large U.S. presence. Standard & Poor's selects stocks for the S&P 500(R) Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 500(R) Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


NATIONWIDE SMALL CAP INDEX FUND


The Russell 2000(R) Index is composed of common stocks of small-cap U.S. companies; it is composed of the common stocks of the 1,001st, through 3,000th largest U.S. companies, based on market capitalization. The Russell 2000(R) Index is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects stocks for the Russell 2000(R) Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. The Frank Russell Company updates the Russell 2000(R) Index once annually, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes. Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the Index until the annual update.


                                                               INDEX SERIES | 27

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS


DERIVATIVES RISK - the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways.


The Funds may invest in derivatives, primarily futures and options.

Derivatives investing involves several different risks, including the risks that:

o the other party in the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

BORROWING RISK - Each of the Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

ADDITIONAL RISKS APPLICABLE TO NATIONWIDE BOND INDEX FUND

DOLLAR ROLLS RISK - the market value of securities the Fund is committed to buy may decline below the price of the securities it has sold. These transactions involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.

EVENT RISK - a corporate event such as a restructuring, merger, leveraged buyout, takeover or similar action may cause a decline in market value or credit quality of a company's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk. "When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk." Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.


FOREIGN GOVERNMENT DEBT SECURITIES RISK - a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put economic reforms required by the International Monetary Fund into place. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.


28 | INDEX SERIES

U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,

o     the Federal Home Loan Banks,

o     the Federal National Mortgage Association ("FNMA"),

o     the Federal Home Loan Mortgage Corporation ("FHLMC") and

o     the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

ADDITIONAL RISKS APPLICABLE TO NATIONWIDE BOND INDEX FUND AND NATIONWIDE INTERNATIONAL INDEX FUND

FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

The Nationwide Bond Index Fund may invest in foreign securities to the extent that foreign securities are present in the Lehman Aggregate Index. The Lehman Aggregate Index may also include a portion of foreign securities. The Fund will invest only in U.S. dollar-denominated foreign securities.

ADDITIONAL RISKS APPLICABLE TO NATIONWIDE MID CAP MARKET INDEX FUND AND NATIONWIDE SMALL CAP INDEX FUND


MID-CAP AND SMALL-CAP RISK - Investments in mid-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent a Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS EXCEPT NATIONWIDE BOND INDEX FUND

STOCK MARKET RISK - The Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

                                                               INDEX SERIES | 29

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances or anticipated redemptions, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

30 | INDEX SERIES

SECTION 3 FUND MANAGEMENT


INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
FUND                                                 ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                                                 0.18%
--------------------------------------------------------------------------------
Nationwide International Index Fund                                        0.25%
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                                       0.19%
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                                              0.11%
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                                            0.17%
--------------------------------------------------------------------------------


SUBADVISER

Subject to the supervision of the Adviser and the Board of Trustees, BlackRock Investment Management, LLC ("BlackRock"), 800 Scudder Mills Road, Plainsboro, New Jersey 08536, is the Funds' subadviser and manages each Fund's assets in accordance with its investment objective and strategies. BlackRock makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. The Adviser pays BlackRock a subadvisory fee from the management fee it receives.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

NATIONWIDE BOND INDEX FUND


The Nationwide Bond Index Fund is managed by a team comprised of Scott Amero, Matthew Marra and Andrew Phillips. This team is responsible for the day-to-day management of the Fund's investments.

Scott Amero, Vice Chairman, is BlackRock's Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of BlackRock's Fixed Income Portfolio Management Group. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a co-head of U.S. Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Mr. Phillips has been a Managing Director of BlackRock since 1999 and a portfolio manager therewith since 1995. Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts. He is a Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios.


                                                               INDEX SERIES | 31

NATIONWIDE INTERNATIONAL INDEX FUND, NATIONWIDE MID CAP MARKET INDEX FUND, NATIONWIDE S&P 500 INDEX FUND AND NATIONWIDE SMALL CAP INDEX FUND

Each Fund is managed by Debra L. Jelilian and Jeffrey L. Russo, CFA, who are members of the Quantitative Index Management Team. Ms. Jelilian and Mr. Russo are jointly responsible for the day-to-day management of each Fund's portfolio and each is responsible for the selection of each Fund's investments.

Ms. Jelilian is a Director of BlackRock, which she joined in 2006. Prior to joining BlackRock, Ms. Jelilian was a Director of Fund Asset Management, L.P. from 1999 to 2006, and has been a member of the Funds' management team since 2000. Ms. Jelilian has 13 years experience in investing and in managing index investments.

Mr. Russo is a Director of BlackRock, which he joined in 2006. Prior to joining BlackRock, Mr. Russo was a Director of Fund Asset Management, L.P. from 2004 to 2006, and was a Vice President thereof from 1999 to 2004. He has been a member of the Funds' management team since 2000. Mr. Russo has 11 years experience as a portfolio manager and trader.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


32 | INDEX SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS


CHOOSING A SHARE CLASS


--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                            portion of your initial investment goes
                                       toward the sales charge and is not
                                       invested.

Annual service and/or                Reduction and waivers of sales charges
12b-1 fee of 0.25%                     may be available.

Administrative services              Total annual operating expenses are lower
fee up to 0.25%                        than Class B and Class C expenses,
                                       which means higher dividends and/or
                                       net asset value ("NAV") per share.

                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.

                                     The CDSC declines 1% in most years to
                                       zero after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                     than Class A expenses, which means
No administrative                      lower dividends and/or NAV per share.
services fee
                                     Automatic conversion to Class A shares
                                       after seven years, which means lower
                                       annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                       Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.

                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                     than Class A expenses, which means
No administrative                      lower dividends and/or NAV per share.
services fee
                                     No conversion feature.

                                     Maximum investment amount of
                                       $1,000,000(1). Larger investments may be
                                       rejected.
--------------------------------------------------------------------------------


(1)   This limit was calculated based on a one-year holding period.


                                                               INDEX SERIES | 33

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------
                                                                        DEALER
                                                   NET AMOUNT    COMMISSION AS
AMOUNT OF                          OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                             PRICE    (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None
--------------------------------------------------------------------------------


REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES


Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


34 | INDEX SERIES

--------------------------------------------------------------------------------


WAIVER OF CLASS A SALES CHARGES


Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.


If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.


--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years. If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


                                                               INDEX SERIES | 35

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R, Institutional Service Class, Institutional Class, Service Class and Local Fund shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or


o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.


36 | INDEX SERIES

SERVICE CLASS SHARES

Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

LOCAL FUND SHARES

Local Fund shares are sold to funds of funds (mutual funds investing primarily in other mutual funds).

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES


Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, Service Class and Local Fund shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, Service Class and Local Fund shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either
                                  a distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares              0.15% (distribution or service fee)
--------------------------------------------------------------------------------
Local Fund shares                 0.07% (service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R, Service Class and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R, Service Class and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R, Service Class and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an

                                                               INDEX SERIES | 37
intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.


Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

38 | INDEX SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                        HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE. EACH FUND
MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE OFFERING OF       *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED
SHARES AT ANY TIME.                                                           UPON 60 DAYS WRITTEN NOTICE TO SHAREHOLDERS.
                                                                         **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                              "MEDALLION SIGNATURE GUARANTEE" BELOW.

------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships    THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
with certain brokers and other financial intermediaries who are          relationships with certain brokers and other financial
authorized to accept purchase, exchange and redemption orders for the    intermediaries who are authorized to accept purchase,
Funds. Your transaction is processed at the NAV next calculated after    exchange and redemption orders for the Funds. Your
the Funds' agent or an authorized intermediary receives your order in    transaction is processed at the NAV next calculated after
proper form.                                                             the Funds' agent or an authorized intermediary receives
                                                                         your order in proper form.

------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made payable      BY MAIL OR FAX. You may request an exchange or redemption
to: Nationwide Funds. Payment must be made in U.S. dollars and drawn     by mailing or faxing a letter to Nationwide Funds. The
on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER CHECKS,            letter must include your account number(s) and the name(s)
THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD CHECKS OR MONEY       of the Fund(s) you wish to exchange from and to. The letter
ORDERS.                                                                  must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges unless you    BY TELEPHONE. You will have automatic telephone privileges
decline this option on your application. The Funds follow procedures     unless you decline this option on your application. The
to confirm that telephone instructions are genuine and will not be       Funds follow procedures to confirm that telephone
liable for any loss, injury, damage or expense that results from         instructions are genuine and will not be liable for any
executing such instructions. The Funds may revoke telephone privileges   loss, injury, damage or expense that results from executing
at any time, without notice to shareholders.                             such instructions. The Funds may revoke telephone
                                                                         privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                         ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                         payable to the shareholder(s) of record will be mailed to
                                                                         the address of record.

                                                                         The Funds may record telephone instructions to redeem
                                                                         shares and may request redemption instructions in writing, signed by all shareholders on the account.

------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'          ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions of      Funds' website. However, the Funds may discontinue on-line
Fund shares at any time.                                                 transactions of Fund shares at any time.

------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal funds     BY BANK WIRE. The Funds can wire the proceeds of your
wire to the Funds' custodian bank. (The authorization will be in         redemption directly to your account at a commercial bank. A
effect unless you give the Funds written notice of its termination.)     voided check must be attached to your application. (The
                                                                         authorization will be in effect unless you give the Funds
o   if you choose this method to open a new account, you must call our   written notice of its termination.)
    toll-free number before you wire your investment and arrange to
    fax your completed application.                                      o   your proceeds typically will be wired to your bank on
                                                                             the  next business day after your order has been
o   your bank may charge a fee to wire funds.                                processed.

o   the wire must be received by 4:00 p.m. in order to receive the       o   Nationwide Funds deducts a $20 service fee from the
    current day's NAV.                                                       redemption proceeds for this service.

                                                                         o   your financial institution may also charge a fee for
                                                                             receiving the wire.

                                                                         o   funds sent outside the U.S. may be subject to higher
                                                                             fees.

                                                                         BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide          BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the second        can be sent to your bank via ACH on the second business day
business day after your purchase order has been processed. A voided      after your order has been processed. A voided check must be
check must be attached to your application. Money sent through ACH       attached to your application. Money sent through ACH should
typically reaches Nationwide Funds from your bank in two business        reach your bank in two business days. There is no fee for
days. There is no fee for this service. (The authorization will be in    this service. (The authorization will be in effect unless
effect unless you give the Funds written notice of its termination.)     you give the Funds written notice of its termination.)

                                                                         ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement plan        RETIREMENT PLAN PARTICIPANTS should contact their
administrator regarding transactions. Retirement plans or their          retirement plan administrator regarding transactions.
administrators wishing to conduct transactions should call our           Retirement plans or their administrators wishing to conduct
toll-free number. Eligible entities or individuals wishing to conduct    transactions should call our toll-free number. Eligible
transactions Institutional Service Class or Institutional Class shares   entities or individuals wishing to conduct transactions in
should call our toll-free number.                                        Institutional Service Class or Institutional Class shares
                                                                         should call our toll-free number.

                                                               INDEX SERIES | 39

BUYING SHARES


SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr.Day

o     Presidents'Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

40 | INDEX SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS
CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                              $1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50

--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

SERVICE CLASS SHARES
To open an account                                            $25,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

LOCAL FUND SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.


o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


                                                               INDEX SERIES | 41

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND


You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

42 | INDEX SERIES

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for redemptions of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

                                                               INDEX SERIES | 43

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.


The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

44 | INDEX SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial
   Services Fund                                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth
   Leaders Fund                                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                               2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                   2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                 2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                     2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                         2.00%                 7
--------------------------------------------------------------------------------


                                                               INDEX SERIES | 45

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


46 | INDEX SERIES

OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                             INDEX SERIES  |  47

SECTION 6 NATIONWIDE BOND INDEX FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                        NET ASSET                 UNREALIZED
                                           VALUE,          NET         GAINS   TOTAL FROM
                                        BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT
                                        OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $10.96         0.34         0.09          0.43
Year Ended October 31, 2004                $10.98         0.36         0.17          0.53
Year Ended October 31, 2005                $11.13         0.41        (0.34)         0.07
Year Ended October 31, 2006                $10.77         0.44         0.04          0.48
Year Ended October 31, 2007 (g)            $10.81         0.49         0.01          0.50
------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                $10.96         0.29         0.07          0.36
Year Ended October 31, 2004                $10.98         0.30         0.17          0.47
Year Ended October 31, 2005                $11.13         0.33        (0.33)           --
Year Ended October 31, 2006                $10.77         0.38         0.04          0.42
Year Ended October 31, 2007 (g)            $10.81         0.43         0.01          0.44
------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)          $10.68         0.23         0.13          0.36
Year Ended October 31, 2007 (g)            $10.81         0.41         0.02          0.43
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                $10.95         0.39         0.09          0.48
Year Ended October 31, 2004                $10.98         0.41         0.17          0.58
Year Ended October 31, 2005                $11.13         0.45        (0.34)         0.11
Year Ended October 31, 2006                $10.77         0.48         0.03          0.51
Year Ended October 31, 2007 (g)            $10.80         0.55           --          0.55
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
                                               NET        NET                    NET ASSET
                                        INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                            INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 (0.40)     (0.01)          (0.41)       $10.98          3.96%
Year Ended October 31, 2004                 (0.38)        --           (0.38)       $11.13          4.94%
Year Ended October 31, 2005                 (0.42)     (0.01)          (0.43)       $10.77          0.56%
Year Ended October 31, 2006                 (0.44)        --           (0.44)       $10.81          4.59%
Year Ended October 31, 2007 (g)             (0.49)        --           (0.49)       $10.82          4.77%
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                 (0.33)     (0.01)          (0.34)       $10.98          3.34%
Year Ended October 31, 2004                 (0.32)        --           (0.32)       $11.13          4.32%
Year Ended October 31, 2005                 (0.35)     (0.01)          (0.36)       $10.77         (0.04%)
Year Ended October 31, 2006                 (0.38)        --           (0.38)       $10.81          3.96%
Year Ended October 31, 2007 (g)             (0.43)        --           (0.43)       $10.82          4.15%
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)           (0.23)        --           (0.23)       $10.81          3.43%
Year Ended October 31, 2007 (g)             (0.42)        --           (0.42)       $10.82          4.11%
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                 (0.44)     (0.01)          (0.45)       $10.98          4.47%
Year Ended October 31, 2004                 (0.43)        --           (0.43)       $11.13          5.36%
Year Ended October 31, 2005                 (0.46)     (0.01)          (0.47)       $10.77          0.97%
Year Ended October 31, 2006                 (0.48)        --           (0.48)       $10.80          4.91%
Year Ended October 31, 2007 (g)             (0.54)        --           (0.54)       $10.81          5.19%
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                               RATIO        RATIO OF      INVESTMENT
                                                                              OF NET        EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $   42,292            0.71%            3.07%           0.82%           2.96%        139.66%
Year Ended October 31, 2004             $   40,757            0.71%            3.25%           0.77%           3.19%        151.56%
Year Ended October 31, 2005             $   42,126            0.71%            3.74%           0.77%           3.69%        153.31%
Year Ended October 31, 2006             $   44,444            0.71%            4.15%           0.75%           4.11%        113.91%
Year Ended October 31, 2007 (g)         $   66,184            0.73%            4.60%           0.77%           4.56%        164.97%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $      256            1.31%            2.10%           1.41%           2.00%        139.66%
Year Ended October 31, 2004             $      457            1.31%            2.70%           1.37%           2.65%        151.56%
Year Ended October 31, 2005             $      218            1.31%            3.18%           1.37%           3.09%        153.31%
Year Ended October 31, 2006             $      181            1.32%            3.56%           1.36%           3.52%        113.91%
Year Ended October 31, 2007 (g)         $      253            1.33%            4.01%           1.37%           3.97%        164.97%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006 (f)       $        5            1.31%            3.73%           1.38%           3.66%        113.91%
Year Ended October 31, 2007 (g)         $       63            1.33%            3.99%           1.38%           3.94%        164.97%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003             $  481,326            0.31%            3.34%           0.42%           3.23%        139.66%
Year Ended October 31, 2004             $  952,042            0.31%            3.69%           0.37%           3.63%        151.56%
Year Ended October 31, 2005             $1,470,683            0.31%            4.14%           0.37%           4.09%        153.31%
Year Ended October 31, 2006             $2,036,325            0.32%            4.57%           0.36%           4.53%        113.91%
Year Ended October 31, 2007 (g)         $1,047,851            0.32%            4.99%           0.35%           4.96%        164.97%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

(g) Net investment income (loss) is based on average shares outstanding during the period.


48 | INDEX SERIES

SECTION 6 NATIONWIDE INTERNATIONAL INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                                                            AND
                                           NET ASSET          NET    UNREALIZED
                                              VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                        BEGINNING OF       INCOME   (LOSSES) ON   INVESTMENT
                                              PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $ 5.31         0.09          1.25         1.34
Year Ended October 31, 2004                   $ 6.55         0.10          1.07         1.17
Year Ended October 31, 2005                   $ 7.63         0.16          1.18         1.34
Year Ended October 31, 2006                   $ 8.69         0.16          2.11         2.27
Year Ended October 31, 2007 (i)               $10.59         0.24          2.32         2.56
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $ 5.26         0.06          1.24         1.30
Year Ended October 31, 2004                   $ 6.48         0.06          1.05         1.11
Year Ended October 31, 2005                   $ 7.54         0.08          1.19         1.27
Year Ended October 31, 2006                   $ 8.57         0.13          2.05         2.18
Year Ended October 31, 2007 (i)               $10.42         0.18          2.27         2.45
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (g)             $ 8.27         0.09          0.19         0.28
Year Ended October 31, 2006                   $ 8.44         0.11          2.04         2.15
Year Ended October 31, 2007 (i)               $10.25         0.16          2.25         2.41
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (h)(i)          $10.96         0.21          1.57         1.78
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                   $ 5.32         0.11          1.25         1.36
Year Ended October 31, 2004                   $ 6.56         0.12          1.08         1.20
Year Ended October 31, 2005                   $ 7.64         0.18          1.19         1.37
Year Ended October 31, 2006                   $ 8.70         0.22          2.09         2.31
Year Ended October 31, 2007 (i)               $10.61         0.30          2.32         2.62
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
                                               NET         NET                       NET ASSET
                                        INVESTMENT    REALIZED              TOTAL   VALUE, END           TOTAL
                                            INCOME       GAINS      DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 (0.10)          --             (0.10)       $ 6.55          25.51%
Year Ended October 31, 2004                 (0.09)            (f)          (0.09)       $ 7.63          18.01%
Year Ended October 31, 2005                 (0.20)       (0.08)            (0.28)       $ 8.69          17.83%
Year Ended October 31, 2006                 (0.12)       (0.25)            (0.37)       $10.59          26.89%
Year Ended October 31, 2007 (i)             (0.25)       (0.30)            (0.55)       $12.60          24.91%
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                 (0.08)          --             (0.08)       $ 6.48          24.88%
Year Ended October 31, 2004                 (0.05)            (f)          (0.05)       $ 7.54          17.21%
Year Ended October 31, 2005                 (0.16)       (0.08)            (0.24)       $ 8.57          17.17%
Year Ended October 31, 2006                 (0.08)       (0.25)            (0.33)       $10.42          25.98%
Year Ended October 31, 2007 (i)             (0.18)       (0.30)            (0.48)       $12.39          24.18%
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (g)           (0.11)          --             (0.11)       $ 8.44           3.63%
Year Ended October 31, 2006                 (0.09)       (0.25)            (0.34)       $10.25          26.06%
Year Ended October 31, 2007 (i)             (0.19)       (0.30)            (0.49)       $12.17          24.22%
---------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (h)(i)        (0.14)          --             (0.14)       $12.60          16.39%
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                 (0.12)          --             (0.12)       $ 6.56          25.90%
Year Ended October 31, 2004                 (0.12)            (f)          (0.12)       $ 7.64          18.43%
Year Ended October 31, 2005                 (0.23)       (0.08)            (0.31)       $ 8.70          18.26%
Year Ended October 31, 2006                 (0.15)       (0.25)            (0.40)       $10.61          27.32%
Year Ended October 31, 2007 (i)             (0.29)       (0.30)            (0.59)       $12.64          25.49%
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                               RATIO        RATIO OF      INVESTMENT
                                                                              OF NET        EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $   16,404            0.75%            1.71%           0.88%           1.58%          7.71%
Year Ended October 31, 2004             $   34,183            0.76%            1.57%           0.82%           1.51%          7.62%
Year Ended October 31, 2005             $   40,565            0.76%            1.81%           0.83%           1.75%         12.24%
Year Ended October 31, 2006             $  103,403            0.76%            1.95%           0.80%           1.91%          8.66%
Year Ended October 31, 2007 (i)         $  232,958            0.79%            2.27%           0.81%           2.25%          6.15%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $      105            1.36%            1.03%           1.48%           0.90%          7.71%
Year Ended October 31, 2004             $      159            1.36%            0.98%           1.42%           0.92%          7.62%
Year Ended October 31, 2005             $      396            1.36%            1.14%           1.43%           1.07%         12.24%
Year Ended October 31, 2006             $      605            1.37%            1.41%           1.41%           1.37%          8.66%
Year Ended October 31, 2007 (i)         $      714            1.37%            1.62%           1.39%           1.60%          6.15%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (g)       $      152            1.36%            1.57%           1.43%           1.50%         12.24%
Year Ended October 31, 2006             $      639            1.37%            1.36%           1.41%           1.33%          8.66%
Year Ended October 31, 2007 (i)         $    1,665            1.37%            1.69%           1.39%           1.67%          6.15%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (h)(i)    $        1            0.76%            2.82%           0.77%           2.80%          6.15%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003             $  359,705            0.36%            1.99%           0.48%           1.87%          7.71%
Year Ended October 31, 2004             $  855,050            0.36%            1.99%           0.42%           1.93%          7.62%
Year Ended October 31, 2005             $1,320,858            0.36%            2.17%           0.43%           2.10%         12.24%
Year Ended October 31, 2006             $1,900,802            0.37%            2.34%           0.41%           2.30%          8.66%
Year Ended October 31, 2007 (i)         $2,425,068            0.37%            2.62%           0.39%           2.60%          6.15%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   The amount is less than $0.005.

(g) For period from February 14, 2005 (commencement of operations) through October 31, 2005.

(h) For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(i) Net investment income (loss) is based on average shares outstanding during the period.


                                                               INDEX SERIES | 49

SECTION 6 NATIONWIDE MID CAP MARKET INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------

                                                                            NET
                                                                       REALIZED
                                           NET ASSET          NET           AND
                                              VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                           BEGINNING       INCOME      GAINS ON   INVESTMENT
                                           OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $ 9.19         0.04          2.68         2.72
Year Ended October 31, 2004                   $11.87         0.05          1.13         1.18
Year Ended October 31, 2005                   $12.89         0.12          2.04         2.16
Year Ended October 31, 2006                   $14.68         0.17          1.63         1.80
Year Ended October 31, 2007                   $15.64         0.17          2.22         2.39
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $ 9.13        (0.02)         2.66         2.64
Year Ended October 31, 2004                   $11.77        (0.02)         1.12         1.10
Year Ended October 31, 2005                   $12.75         0.03          2.01         2.04
Year Ended October 31, 2006                   $14.50         0.07          1.63         1.70
Year Ended October 31, 2007                   $15.45         0.08          2.19         2.27
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)             $11.43           --          0.33         0.33
Year Ended October 31, 2004                   $11.76        (0.02)         1.12         1.10
Year Ended October 31, 2005                   $12.74         0.02          2.01         2.03
Year Ended October 31, 2006                   $14.46         0.07          1.62         1.69
Year Ended October 31, 2007                   $15.38         0.08          2.18         2.26
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)             $15.72         0.09          1.35         1.44
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                   $ 9.25         0.08          2.70         2.78
Year Ended October 31, 2004                   $11.95         0.11          1.13         1.24
Year Ended October 31, 2005                   $12.96         0.17          2.06         2.23
Year Ended October 31, 2006                   $14.77         0.22          1.65         1.87
Year Ended October 31, 2007                   $15.75         0.23          2.24         2.47
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------

                                                  NET        NET                    NET ASSET
                                           INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                               INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    (0.04)        --           (0.04)       $11.87          29.72%
Year Ended October 31, 2004                    (0.04)     (0.12)          (0.16)       $12.89          10.07%
Year Ended October 31, 2005                    (0.11)     (0.26)          (0.37)       $14.68          16.94%
Year Ended October 31, 2006                    (0.18)     (0.66)          (0.84)       $15.64          12.57%
Year Ended October 31, 2007                    (0.21)     (1.42)          (1.63)       $16.40          16.20%
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                       --         --              --        $11.77          28.96%
Year Ended October 31, 2004                       --      (0.12)          (0.12)       $12.75           9.44%
Year Ended October 31, 2005                    (0.03)     (0.26)          (0.29)       $14.50          16.15%
Year Ended October 31, 2006                    (0.09)     (0.66)          (0.75)       $15.45          11.98%
Year Ended October 31, 2007                    (0.12)     (1.42)          (1.54)       $16.18          15.52%
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)                 --         --              --        $11.76           2.89%
Year Ended October 31, 2004                       --      (0.12)          (0.12)       $12.74           9.48%
Year Ended October 31, 2005                    (0.05)     (0.26)          (0.31)       $14.46          16.13%
Year Ended October 31, 2006                    (0.11)     (0.66)          (0.77)       $15.38          11.96%
Year Ended October 31, 2007                    (0.13)     (1.42)          (1.55)       $16.09          15.52%
--------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)              (0.18)     (0.59)          (0.77)       $16.39           9.40%
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                    (0.08)        --           (0.08)       $11.95          30.21%
Year Ended October 31, 2004                    (0.11)     (0.12)          (0.23)       $12.96          10.47%
Year Ended October 31, 2005                    (0.16)     (0.26)          (0.42)       $14.77          17.41%
Year Ended October 31, 2006                    (0.23)     (0.66)          (0.89)       $15.75          13.06%
Year Ended October 31, 2007                    (0.27)     (1.42)          (1.69)       $16.53          16.66%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                RATIO       RATIO OF     INVESTMENT
                                                                               OF NET       EXPENSES  INCOME (LOSS)
                                                                           INVESTMENT      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF          INCOME     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES       (LOSS) TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE         AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $   38,693           0.71%          0.48%           0.82%         0.37%          8.26%
Year Ended October 31, 2004                $   65,059           0.70%          0.50%           0.77%         0.44%         15.75%
Year Ended October 31, 2005                $  150,305           0.70%          0.90%           0.77%         0.84%         18.44%
Year Ended October 31, 2006                $  192,274           0.71%          1.09%           0.76%         1.05%         15.59%
Year Ended October 31, 2007                $  218,928           0.74%          1.05%           0.77%         1.01%         21.52%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                $      295           1.31%         (0.13%)          1.42%        (0.25%)         8.26%
Year Ended October 31, 2004                $      657           1.31%         (0.10%)          1.37%        (0.17%)        15.75%
Year Ended October 31, 2005                $      884           1.31%          0.27%           1.38%         0.21%         18.44%
Year Ended October 31, 2006                $      935           1.32%          0.49%           1.37%         0.43%         15.59%
Year Ended October 31, 2007                $    1,001           1.32%          0.49%           1.36%         0.45%         21.52%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)          $       21           1.31%          0.16%           1.71%        (0.24%)         8.26%
Year Ended October 31, 2004                $       26           1.31%         (0.10%)          1.38%        (0.17%)        15.75%
Year Ended October 31, 2005                $      225           1.31%          0.28%           1.39%         0.21%         18.44%
Year Ended October 31, 2006                $      794           1.32%          0.42%           1.37%         0.38%         15.59%
Year Ended October 31, 2007                $    1,230           1.32%          0.40%           1.36%         0.36%         21.52%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)          $        1           0.73%          0.74%           0.75%         0.73%         21.52%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                $  247,960           0.31%          0.87%           0.42%         0.76%          8.26%
Year Ended October 31, 2004                $  530,191           0.31%          0.89%           0.37%         0.83%         15.75%
Year Ended October 31, 2005                $  857,475           0.31%          1.27%           0.38%         1.21%         18.44%
Year Ended October 31, 2006                $1,108,039           0.32%          1.47%           0.37%         1.43%         15.59%
Year Ended October 31, 2007                $  724,960           0.32%          1.67%           0.35%         1.64%         21.52%
----------------------------------------------------------------------------------------------------------------------------------


(a)  Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from March 9, 2007 (commencement of operations) through October 31, 2007.


50 | INDEX SERIES

SECTION 6 NATIONWIDE S&P 500 INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------------
                                                                 INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------

                                                                               NET
                                                                          REALIZED
                                           NET ASSET          NET              AND
                                              VALUE,   INVESTMENT       UNREALIZED   TOTAL FROM
                                           BEGINNING       INCOME         GAINS ON   INVESTMENT
                                           OF PERIOD       (LOSS)      INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $ 7.62         0.10             1.41         1.51
Year Ended October 31, 2004                   $ 9.04         0.11             0.70         0.81
Year Ended October 31, 2005                   $ 9.74         0.15             0.64         0.79
Year Ended October 31, 2006                   $10.36         0.16             1.47         1.63
Year Ended October 31, 2007                   $11.75         0.19             1.44         1.63
------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $ 7.59         0.04             1.41         1.45
Year Ended October 31, 2004                   $ 9.00         0.05             0.69         0.74
Year Ended October 31, 2005                   $ 9.70         0.09             0.63         0.72
Year Ended October 31, 2006                   $10.33         0.08             1.46         1.54
Year Ended October 31, 2007                   $11.71         0.09             1.43         1.52
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)             $ 8.83             (h)          0.18         0.18
Year Ended October 31, 2004                   $ 9.01         0.05             0.67         0.72
Year Ended October 31, 2005                   $ 9.67         0.08             0.64         0.72
Year Ended October 31, 2006                   $10.28         0.08             1.46         1.54
Year Ended October 31, 2007                   $11.65         0.10             1.42         1.52
------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)             $12.13         0.10             1.03         1.13
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                   $ 7.64         0.10             1.42         1.52
Year Ended October 31, 2004                   $ 9.07         0.12             0.69         0.81
Year Ended October 31, 2005                   $ 9.77         0.18             0.62         0.80
Year Ended October 31, 2006                   $10.40         0.17             1.46         1.63
Year Ended October 31, 2007                   $11.79         0.20             1.44         1.64
------------------------------------------------------------------------------------------------
LOCAL FUND SHARES
Year Ended October 31, 2003                   $ 7.66         0.12             1.42         1.54
Year Ended October 31, 2004                   $ 9.09         0.14             0.69         0.83
Year Ended October 31, 2005                   $ 9.79         0.20             0.63         0.83
Year Ended October 31, 2006                   $10.43         0.19             1.47         1.66
Year Ended October 31, 2007                   $11.83         0.22             1.44         1.66
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------

                                                  NET        NET                    NET ASSET
                                           INVESTMENT   REALIZED           TOTAL   VALUE, END      TOTAL
                                               INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    (0.09)        --           (0.09)       $ 9.04          20.03%
Year Ended October 31, 2004                    (0.11)        --           (0.11)       $ 9.74           8.99%
Year Ended October 31, 2005                    (0.17)        --           (0.17)       $10.36           8.11%
Year Ended October 31, 2006                    (0.16)     (0.08)          (0.24)       $11.75          15.90%
Year Ended October 31, 2007                    (0.20)     (0.05)          (0.25)       $13.13          13.98%
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                    (0.04)        --           (0.04)       $ 9.00          19.14%
Year Ended October 31, 2004                    (0.04)        --           (0.04)       $ 9.70           8.23%
Year Ended October 31, 2005                    (0.09)        --           (0.09)       $10.33           7.45%
Year Ended October 31, 2006                    (0.08)     (0.08)          (0.16)       $11.71          15.01%
Year Ended October 31, 2007                    (0.11)     (0.05)          (0.16)       $13.07          13.09%
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)                 --         --              --        $ 9.01           2.04%
Year Ended October 31, 2004                    (0.06)        --           (0.06)       $ 9.67           8.06%
Year Ended October 31, 2005                    (0.11)        --           (0.11)       $10.28           7.44%
Year Ended October 31, 2006                    (0.09)     (0.08)          (0.17)       $11.65          15.06%
Year Ended October 31, 2007                    (0.12)     (0.05)          (0.17)       $13.00          13.11%
--------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)              (0.14)        --           (0.14)       $13.12           9.34%
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                    (0.09)        --           (0.09)       $ 9.07          20.11%
Year Ended October 31, 2004                    (0.11)        --           (0.11)       $ 9.77           9.14%
Year Ended October 31, 2005                    (0.17)        --           (0.17)       $10.40           8.29%
Year Ended October 31, 2006                    (0.16)     (0.08)          (0.24)       $11.79          15.85%
Year Ended October 31, 2007                    (0.20)     (0.05)          (0.25)       $13.18          14.01%
--------------------------------------------------------------------------------------------------------------
LOCAL FUND SHARES
Year Ended October 31, 2003                    (0.11)        --           (0.11)       $ 9.09          20.26%
Year Ended October 31, 2004                    (0.13)        --           (0.13)       $ 9.79           8.85%
Year Ended October 31, 2005                    (0.19)        --           (0.19)       $10.43           8.45%
Year Ended October 31, 2006                    (0.18)     (0.08)          (0.26)       $11.83          16.10%
Year Ended October 31, 2007                    (0.22)     (0.05)          (0.27)       $13.22          14.15%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                RATIO       RATIO OF     INVESTMENT
                                                                               OF NET       EXPENSES  INCOME (LOSS)
                                                                           INVESTMENT      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF          INCOME     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES       (LOSS) TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE         AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  $  5,795           0.48%           1.28%          0.56%          1.21%         1.30%
Year Ended October 31, 2004                  $  7,822           0.50%           1.18%          0.54%          1.13%         1.71%
Year Ended October 31, 2005                  $ 24,805           0.50%           1.49%          0.56%          1.43%         5.28%
Year Ended October 31, 2006                  $ 42,670           0.49%           1.46%          0.52%          1.43%         2.63%
Year Ended October 31, 2007                  $ 84,794           0.49%           1.48%          0.51%          1.46%         3.56%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                  $  3,713           1.23%           0.54%          1.30%          0.47%         1.30%
Year Ended October 31, 2004                  $  4,820           1.23%           0.45%          1.27%          0.41%         1.71%
Year Ended October 31, 2005                  $  5,707           1.23%           0.90%          1.28%          0.86%         5.28%
Year Ended October 31, 2006                  $  6,296           1.23%           0.75%          1.26%          0.72%         2.63%
Year Ended October 31, 2007                  $ 12,040           1.23%           0.75%          1.25%          0.73%         3.56%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)            $     10           1.23%           0.48%          1.23%          0.48%         1.30%
Year Ended October 31, 2004                  $    250           1.23%           0.46%          1.27%          0.42%         1.71%
Year Ended October 31, 2005                  $    831           1.23%           0.71%          1.28%          0.65%         5.28%
Year Ended October 31, 2006                  $  1,423           1.23%           0.72%          1.26%          0.69%         2.63%
Year Ended October 31, 2007                  $  3,208           1.23%           0.74%          1.25%          0.72%         3.56%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)            $    236           0.74%           1.12%          0.76%          1.10%         3.56%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  $ 55,197           0.48%           1.29%          0.55%          1.21%         1.30%
Year Ended October 31, 2004                  $ 69,569           0.48%           1.21%          0.52%          1.16%         1.71%
Year Ended October 31, 2005                  $ 69,996           0.48%           1.68%          0.52%          1.63%         5.28%
Year Ended October 31, 2006                  $ 82,443           0.48%           1.49%          0.51%          1.47%         2.63%
Year Ended October 31, 2007                  $ 98,679           0.48%           1.52%          0.49%          1.50%         3.56%
----------------------------------------------------------------------------------------------------------------------------------
LOCAL FUND SHARES
Year Ended October 31, 2003                  $     97           0.30%           1.47%          0.37%          1.40%         1.30%
Year Ended October 31, 2004                  $    106           0.30%           1.38%          0.34%          1.34%         1.71%
Year Ended October 31, 2005                  $    115           0.30%           1.85%          0.35%          1.80%         5.28%
Year Ended October 31, 2006                  $    134           0.30%           1.67%          0.33%          1.65%         2.63%
Year Ended October 31, 2007                  $    162           0.30%           1.71%          0.32%          1.69%         3.56%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

(h)   The amount is less than $0.005.


                                                               INDEX SERIES | 51

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------
                                                                                      NET
                                                                                 REALIZED
                                                                                      AND
                                                   NET ASSET          NET      UNREALIZED
                                                      VALUE,   INVESTMENT           GAINS   TOTAL FROM
                                                   BEGINNING       INCOME     (LOSSES) ON   INVESTMENT
                                                   OF PERIOD       (LOSS)     INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                           $ 7.64         0.11            1.43         1.54
Year Ended October 31, 2004                           $ 9.07         0.13            0.70         0.83
Year Ended October 31, 2005                           $ 9.77         0.19            0.64         0.83
Year Ended October 31, 2006                           $10.41         0.19            1.47         1.66
Year Ended October 31, 2007                           $11.80         0.23            1.44         1.67
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003                           $ 7.61         0.09            1.41         1.50
Year Ended October 31, 2004                           $ 9.03         0.11            0.69         0.80
Year Ended October 31, 2005                           $ 9.73         0.16            0.62         0.78
Year Ended October 31, 2006                           $10.36         0.15            1.46         1.61
Year Ended October 31, 2007                           $11.75         0.18            1.43         1.61
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                          DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
                                                         NET          NET                    NET ASSET    TOTAL
                                                  INVESTMENT     REALIZED           TOTAL   VALUE, END   RETURN
                                                      INCOME        GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                           (0.11)          --           (0.11)       $ 9.07   20.39%
Year Ended October 31, 2004                           (0.13)          --           (0.13)       $ 9.77    8.86%
Year Ended October 31, 2005                           (0.19)          --           (0.19)       $10.41    8.55%
Year Ended October 31, 2006                           (0.19)       (0.08)          (0.27)       $11.80   16.12%
Year Ended October 31, 2007                           (0.23)       (0.05)          (0.28)       $13.19   14.26%
----------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003                           (0.08)          --           (0.08)       $ 9.03   19.89%
Year Ended October 31, 2004                           (0.10)          --           (0.10)       $ 9.73    9.24%
Year Ended October 31, 2005                           (0.15)          --           (0.15)       $10.36    8.06%
Year Ended October 31, 2006                           (0.14)       (0.08)          (0.22)       $11.75   15.74%
Year Ended October 31, 2007                           (0.18)       (0.05)          (0.23)       $13.13   13.79%
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                     NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                      AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                         PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003          $  620,598            0.23%            1.52%           0.30%           1.45%          1.30%
Year Ended October 31, 2004          $1,247,061            0.23%            1.45%           0.27%           1.41%          1.71%
Year Ended October 31, 2005          $2,007,290            0.23%            1.86%           0.28%           1.81%          5.28%
Year Ended October 31, 2006          $2,689,368            0.23%            1.73%           0.26%           1.71%          2.63%
Year Ended October 31, 2007          $1,834,780            0.23%            1.82%           0.24%           1.81%          3.56%
---------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003          $  413,554            0.63%            1.14%           0.70%           1.06%          1.30%
Year Ended October 31, 2004          $  523,127            0.63%            1.05%           0.67%           1.01%          1.71%
Year Ended October 31, 2005          $  578,102            0.63%            1.51%           0.67%           1.47%          5.28%
Year Ended October 31, 2006          $  628,021            0.63%            1.35%           0.66%           1.32%          2.63%
Year Ended October 31, 2007          $  666,420            0.63%            1.37%           0.65%           1.35%          3.56%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


52 | INDEX SERIES

SECTION 6 NATIONWIDE SMALL CAP INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------
                                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------
                                                                                      NET
                                                                                 REALIZED
                                                                                      AND
                                                   NET ASSET          NET      UNREALIZED
                                                      VALUE,   INVESTMENT           GAINS   TOTAL FROM
                                                   BEGINNING       INCOME     (LOSSES) ON   INVESTMENT
                                                   OF PERIOD       (LOSS)     INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                           $ 7.27        0.05             2.98         3.03
Year Ended October 31, 2004                           $10.25        0.06             1.06         1.12
Year Ended October 31, 2005                           $11.15        0.10             1.20         1.30
Year Ended October 31, 2006                           $11.90        0.15             2.06         2.21
Year Ended October 31, 2007                           $13.47        0.14             0.94         1.08
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                           $ 7.25          --             2.97         2.97
Year Ended October 31, 2004                           $10.21       (0.01)            1.05         1.04
Year Ended October 31, 2005                           $11.08        0.03             1.19         1.22
Year Ended October 31, 2006                           $11.82        0.08             2.02         2.10
Year Ended October 31, 2007                           $13.36        0.06             0.93         0.99
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)                     $ 9.91          --             0.29         0.29
Year Ended October 31, 2004                           $10.20          --             1.06         1.06
Year Ended October 31, 2005                           $11.08        0.03             1.19         1.22
Year Ended October 31, 2006                           $11.80        0.06             2.05         2.11
Year Ended October 31, 2007                           $13.33        0.06             0.93         0.99
-------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)                     $12.75        0.07             0.64         0.71
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                           $ 7.32        0.08             3.00         3.08
Year Ended October 31, 2004                           $10.32        0.10             1.09         1.19
Year Ended October 31, 2005                           $11.24        0.15             1.21         1.36
Year Ended October 31, 2006                           $12.00        0.20             2.07         2.27
Year Ended October 31, 2007                           $13.59        0.20             0.94         1.14
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                          DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
                                                         NET          NET                    NET ASSET    TOTAL
                                                  INVESTMENT     REALIZED           TOTAL   VALUE, END   RETURN
                                                      INCOME        GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                           (0.05)          --           (0.05)       $10.25   41.89%
Year Ended October 31, 2004                           (0.05)       (0.17)          (0.22)       $11.15   11.08%
Year Ended October 31, 2005                           (0.10)       (0.45)          (0.55)       $11.90   11.67%
Year Ended October 31, 2006                           (0.15)       (0.49)          (0.64)       $13.47   19.14%
Year Ended October 31, 2007                           (0.18)       (1.28)          (1.46)       $13.09    8.36%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                           (0.01)          --           (0.01)       $10.21   40.98%
Year Ended October 31, 2004                              --        (0.17)          (0.17)       $11.08   10.28%
Year Ended October 31, 2005                           (0.03)       (0.45)          (0.48)       $11.82   10.98%
Year Ended October 31, 2006                           (0.07)       (0.49)          (0.56)       $13.36   18.38%
Year Ended October 31, 2007                           (0.09)       (1.28)          (1.37)       $12.98    7.68%
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)                        --           --              --        $10.20    2.93%
Year Ended October 31, 2004                           (0.01)       (0.17)          (0.18)       $11.08   10.48%
Year Ended October 31, 2005                           (0.05)       (0.45)          (0.50)       $11.80   10.99%
Year Ended October 31, 2006                           (0.09)       (0.49)          (0.58)       $13.33   18.40%
Year Ended October 31, 2007                           (0.10)       (1.28)          (1.38)       $12.94    7.74%
----------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)                     (0.15)       (0.23)          (0.38)       $13.08    5.64%
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                           (0.08)          --           (0.08)       $10.32   42.49%
Year Ended October 31, 2004                           (0.10)       (0.17)          (0.27)       $11.24   11.51%
Year Ended October 31, 2005                           (0.15)       (0.45)          (0.60)       $12.00   12.11%
Year Ended October 31, 2006                           (0.19)       (0.49)          (0.68)       $13.59   19.60%
Year Ended October 31, 2007                           (0.23)       (1.28)          (1.51)       $13.22    8.76%
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                     NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                      AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                         PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000s)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 42,343            0.69%           0.61%            0.83%          0.47%          25.63%
Year Ended October 31, 2004            $ 62,688            0.69%           0.56%            0.77%          0.48%          24.10%
Year Ended October 31, 2005            $ 65,751            0.69%           0.90%            0.77%          0.82%          24.14%
Year Ended October 31, 2006            $114,281            0.70%           1.21%            0.74%          1.17%          31.51%
Year Ended October 31, 2007            $124,189            0.71%           1.03%            0.75%          1.00%          19.60%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $    249            1.29%           0.04%            1.44%         (0.11%)         25.63%
Year Ended October 31, 2004            $    424            1.29%          (0.04%)           1.37%         (0.12%)         24.10%
Year Ended October 31, 2005            $    444            1.29%           0.28%            1.37%          0.21%          24.14%
Year Ended October 31, 2006            $    482            1.30%           0.62%            1.35%          0.57%          31.51%
Year Ended October 31, 2007            $    449            1.30%           0.45%            1.34%          0.41%          19.60%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2003 (f)      $     21            1.29%           0.07%            1.38%         (0.02%)         25.63%
Year Ended October 31, 2004            $     39            1.29%          (0.04%)           1.37%         (0.12%)         24.10%
Year Ended October 31, 2005            $    200            1.29%           0.23%            1.37%          0.16%          24.14%
Year Ended October 31, 2006            $    534            1.30%           0.53%            1.35%          0.49%          31.51%
Year Ended October 31, 2007            $    640            1.30%           0.42%            1.34%          0.38%          19.60%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (g)      $      1            0.68%           0.84%            0.70%          0.81%          19.60%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003            $ 99,904            0.29%           1.04%            0.44%          0.89%          25.63%
Year Ended October 31, 2004            $210,322            0.29%           0.97%            0.37%          0.88%          24.10%
Year Ended October 31, 2005            $348,509            0.29%           1.28%            0.37%          1.21%          24.14%
Year Ended October 31, 2006            $518,239            0.30%           1.61%            0.35%          1.57%          31.51%
Year Ended October 31, 2007            $320,319            0.30%           1.53%            0.33%          1.50%          19.60%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from March 9, 2007 (commencement of operations) through October 31, 2007.


                                                               INDEX SERIES | 53

INFORMATION FROM NATIONWIDE FUNDS


Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Funds:


o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide  Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can obtain copies of Fund documents from the SEC


o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(c)2008 Nationwide Funds Group. All rights reserved.                 PR-IDX 2/08

INTERNATIONAL Series


Fund Prospectus
February 28, 2008


Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide International Growth Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class A                               GOPAX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class B                               GOPBX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class C                               GOPCX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Class R                               GOPRX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Institutional Class                   GOPIX
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund Institutional Service Class           GOPSX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class A                                  GEGAX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class B                                  GEGBX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class C                                  GEGCX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Class R                                  GEMRX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Institutional Class                      GEGIX
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund Institutional Service Class              GEGSX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class A                              GIGAX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class B                              GIGBX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class C                              GIGCX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Class R                              GIRRX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Institutional Class                  GIGIX
--------------------------------------------------------------------------------
Nationwide International Growth Fund Institutional Service Class          GIGSX
--------------------------------------------------------------------------------

TABLE OF CONTENTS


3      KEY TERMS

4      SECTION 1: FUND SUMMARIES AND
          PERFORMANCE
       Nationwide China Opportunities Fund
       Nationwide Emerging Markets Fund
       Nationwide International Growth Fund

16     SECTION 2: FUND INFORMATION
       Additional Information about Investments,
       Investment Techniques and Risks

18     SECTION 3: FUND MANAGEMENT
       Investment Adviser
       Subadviser
       Management Fees
       Performance-Based Fees
       Portfolio Management
       Multi-Manager Structure

21     SECTION 4: INVESTING WITH
          NATIONWIDE FUNDS
       Choosing a Share Class
       Sales Charges and Fees
       Revenue Sharing
       Contacting Nationwide Funds
       Buying Shares
       Fair Value Pricing
       Customer Identification Information
       Exchanging Shares
       Automatic Withdrawal Program
       Selling Shares
       Excessive or Short-Term Trading
       Exchange and Redemption Fees

34     SECTION 5: DISTRIBUTIONS AND TAXES
       Income and Capital Gains Distributions
       Selling and Exchanging Shares
       Other Tax Jurisdictions
       Tax Status for Retirement Plans and
          Other Tax-Deferred Accounts
       Backup Withholding

36     SECTION 6: FINANCIAL HIGHLIGHTS


                                                        INTERNATIONAL SERIES | 1

--------------------------------------------------------------------------------

INTERNATIONAL Series

INTRODUCTION TO THE INTERNATIONAL SERIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide International Growth Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing investment opportunities outside the United States.


Since these Funds invest primarily in securities of foreign companies, they may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. The Funds may not be appropriate for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money, and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as each Fund's investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, the current subadviser to the Funds, would continue to serve as subadviser to the new Aberdeen Funds. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | INTERNATIONAL SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

EQUITY-LINKED NOTE - a security whose performance is generally tied to a single stock, a stock index or a basket of stocks.


EQUITY SECURITIES - the securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's(S&P) 500(R) Index, ranging from $708 million to $511.9 billion as of December 31, 2007.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $479 million to $42.1 billion as of December 31, 2007.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.


                                                        INTERNATIONAL SERIES | 3

SECTION 1 NATIONWIDE CHINA OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located in China (including Hong Kong). A company generally is considered to be located in China if, as determined by the Fund's subadviser:


o it is organized under the laws of China or Hong Kong or maintains a principal office there;

o     its securities trade principally in China or Hong Kong or

o it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio manager currently believes such companies may be located primarily in Taiwan, Singapore and the United States.


The Fund's subadviser invests in securities of companies he believes:


o     have the potential to deliver unexpected earnings; and

o     have prospects for earnings growth that the market has underestimated.


Just as importantly, the Fund's subadviser attempts to avoid companies whose earnings are likely to fall short of expectations.

The Fund's subadviser assesses the valuation and growth rates both of a particular company and its market. It conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the Fund's subadviser pinpoints companies whose prospects appear different from the market's consensus.


The Fund may invest without limit in companies of any size, including SMALL-CAP and MID-CAP COMPANIES. The Fund also may invest in EQUITY-LINKED NOTES. For purposes of the Fund's 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund also may use DERIVATIVES, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.


The Fund's subadviser typically sells a security if it appears to no longer offer the potential for unexpected earnings. The Fund's subadviser specifically monitors:


o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.


The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

GEOGRAPHIC RISK - concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds.


EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Zhong Hua Index (SM), or other funds with similar investment objectives and strategies.

EQUITY-LINKED NOTES RISK - the risk that linked securities may decline in value. Additional risks include exchange rate fluctuations and the credit quality of the issuer that may negatively affect the value of a note.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


4 | INTERNATIONAL SERIES

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

 2005     2006    2007
-------------------------
 3.52%   67.26%   74.02%


BEST QUARTER: 30.90% - 3RD QTR OF 2007
WORST QUARTER: -3.16% - 2ND QTR OF 2006


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                                    1 YEAR      (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       64.05%            43.17%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       55.22%            39.14%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
  and Sales of Shares                               43.90%            36.18%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       67.76%            44.23%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                       71.69%            44.51%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                       73.43%            45.13%
--------------------------------------------------------------------------------
Institutional Service Class shares -
  Before Taxes                                      74.46%            45.90%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes           74.41%            45.99%
--------------------------------------------------------------------------------
MSCI Zhong Hua Index(2)                             55.29%            39.74%(3)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since June 30, 2004.


                                                        INTERNATIONAL SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                             SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES    CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases
(as a percentage of offering
price)                                   5.75%(2)         None             None                None           None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage of
offering or sale price,
whichever is less)                       None(3)          5.00%(4)         1.00%(5)            None           None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage of amount
redeemed or exchanged)(6)                2.00%            2.00%            2.00%               2.00%          2.00%           2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)(7)               1.31%            1.31%            1.31%               1.31%          1.31%           1.31%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities, as well
as certain shareholder
servicing costs)                         0.25%            1.00%            1.00%               0.50%          None            None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                        0.34%            0.33%            0.33%               0.53%          0.33%           0.33%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(9)                              1.90%            2.64%            2.64%               2.34%          1.64%           1.64%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 1.15% at its lowest to 1.35% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.75% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 2.14% for Class A shares, 2.39% for Class R shares and 1.89% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


6 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $757    $1,138    $1,542     $2,669
--------------------------------------------------------------------------------
Class B shares                               767     1,120     1,600      2,710
--------------------------------------------------------------------------------
Class C shares                               367       820     1,400      2,973
--------------------------------------------------------------------------------
Class R shares                               237       730     1,250      2,676
--------------------------------------------------------------------------------
Institutional Service Class shares           167       517       892      1,944
--------------------------------------------------------------------------------
Institutional Class shares                   167       517       892      1,944
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $267      $820    $1,400     $2,710
--------------------------------------------------------------------------------
Class C shares                               267       820     1,400      2,973
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                        INTERNATIONAL SERIES | 7

SECTION 1 NATIONWIDE EMERGING MARKETS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, EMERGING MARKET COUNTRIES. The Fund emphasizes companies that the Fund's subadviser believes have the potential to deliver unexpected earnings.

The Fund's subadviser looks for emerging markets that it believes offer the potential for strong economic growth, and tries to avoid emerging markets it believes might be politically or economically unstable. The Fund's subadviser assesses the valuation and growth rates both of a particular company and of the emerging market where the company is located. The Fund's subadviser conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the Fund's subadviser pinpoints companies whose prospects appear different from the market's consensus.

The Fund also may use DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The Fund's subadviser typically sells a security if it appears to no longer offer the potential for unexpected earnings. The Fund's subadviser specifically monitors:


o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.


The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments-and therefore, the value of Fund shares-may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Emerging Markets Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


8 | INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001       2002       2003       2004       2005       2006       2007
------------------------------------------------------------------------
0.58%     -6.10%     65.25%     20.34%     31.67%     35.01%     45.50%


BEST QUARTER: 32.73% - 4TH QTR OF 2001
WORST QUARTER: -25.64% - 3RD QTR OF 2001


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                      SINCE
                                                                  INCEPTION
                                                                  (AUG. 30,
                                               1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                   37.12%    37.13%      17.98%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  Distributions                                 33.93%    34.54%      16.45%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  Distributions and Sale of Shares              25.87%    32.24%      15.34%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                   39.50%    37.73%      18.15%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)              43.48%    37.84%      18.37%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                45.19%    38.40%      18.48%
--------------------------------------------------------------------------------
Institutional Service Class shares -
  Before Taxes                                  45.93%    39.21%      19.36%
--------------------------------------------------------------------------------
Institutional Class shares -
  Before Taxes(4)                               45.93%    39.21%      19.36%
--------------------------------------------------------------------------------
MSCI Emerging Markets Index(5)                  39.78%    37.46%      18.92%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The MSCI Emerging Markets Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since August 31, 2000.


                                                        INTERNATIONAL SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                           INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of offering
price)                             5.75%(2)        None            None               None                   None           None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load)
imposed upon redemptions
(as a percentage
of offering or sale
price, whichever is less)          None(3)         5.00%(4)        1.00%(5)           None                   None           None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage
of amount redeemed or
exchanged)(6)                      2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's
investments
professionally managed)(7)         1.11%           1.11%           1.11%              1.11%                  1.11%         1.11%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                   0.25%           1.00%           1.00%              0.50%                  None          None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                  0.40%           0.31%           0.31%              0.51%                  0.31%          0.31%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)              1.76%           2.42%           2.42%              2.12%                  1.42%          1.42%
----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares-- Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.95% at its lowest to 1.15% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.09%, 0.20% and 0% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.55% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.92% for Class A shares, 2.17% for Class R shares and 1.67% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


10 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $ 744   $ 1,097   $ 1,474    $ 2,529
--------------------------------------------------------------------------------
Class B shares                               745     1,055     1,491      2,517
--------------------------------------------------------------------------------
Class C shares                               345       755     1,291      2,756
--------------------------------------------------------------------------------
Class R shares                               215       664     1,139      2,452
--------------------------------------------------------------------------------
Institutional Service Class shares           145       449       776      1,702
--------------------------------------------------------------------------------
Institutional Class shares                   145       449       776      1,702
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $ 245     $ 755   $ 1,291    $ 2,517
--------------------------------------------------------------------------------
Class C shares                               245       755     1,291      2,756
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 11

SECTION 1 NATIONWIDE INTERNATIONAL GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be EMERGING MARKET COUNTRIES. The Fund employs a GROWTH STYLE of investing, which emphasizes companies that the Fund's subadviser believes have the potential to deliver unexpected earnings.

The Fund's subadviser looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. It conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the Fund's subadviser pinpoints companies whose prospects appear different from the market's consensus.

The Fund also may use DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK -foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.


EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


GROWTH STYLE RISK - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

12 | INTERNATIONAL SERIES

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

    2001       2002        2003       2004       2005       2006        2007
--------------------------------------------------------------------------------
  -23.49%    -17.93%      38.33%     14.64%     29.09%     31.94%      27.64%


BEST QUARTER: 18.24% - 2ND QTR. OF 2003
WORST QUARTER: -20.96% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS(1)
AS OF DECEMBER  31, 2007

                                                                       SINCE
                                                                   INCEPTION
                                                                   (AUG. 30,
                                                1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                    20.28%    26.58%       7.96%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions                                 19.55%    26.17%       7.73%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sale of Shares              13.67%    23.65%       6.89%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                    21.78%    27.06%       8.06%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)               25.79%    27.21%       8.14%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                 27.38%    27.72%       8.35%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                  28.11%    28.45%       9.16%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)     28.11%    28.45%       9.16%
--------------------------------------------------------------------------------
MSCI All Country World ex U.S. Index(5)          17.12%    24.52%       8.18%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The MSCI All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since August 31, 2000.


                                                       INTERNATIONAL SERIES | 13

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   CLASS R SHARES            CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)                    5.75%(2)          None             None              None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price,
whichever is less)                 None(3)           5.00%(4)         1.00%(5)          None                    None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed or
exchanged)(6)                      2.00%             2.00%            2.00%             2.00%                   2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM
FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)(7)                        0.94%             0.94%            0.94%             0.94%                   0.94%          0.94%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                   0.25%             1.00%            1.00%             0.50%                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                  0.38%             0.30%            0.30%             0.50%                   0.30%          0.30%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)              1.57%             2.24%            2.24%             1.94%                   1.24%          1.24%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI All Country World ex-U.S. Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.08%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.74% for Class A shares, 1.99% for Class R shares and 1.49% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


14 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $726    $1,042    $1,381     $2,335
--------------------------------------------------------------------------------
Class B shares                               727     1,000     1,400      2,327
--------------------------------------------------------------------------------
Class C shares                               327       700     1,200      2,575
--------------------------------------------------------------------------------
Class R shares                               197       609     1,047      2,264
--------------------------------------------------------------------------------
Institutional Service Class shares           126       393       681      1,500
--------------------------------------------------------------------------------
Institutional Class shares                   126       393       681      1,500
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $227      $700    $1,200     $2,327
--------------------------------------------------------------------------------
Class C shares                               227       700     1,200      2,575
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 15

SECTION 2 FUND INFORMATION

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.


DEPOSITARY RECEIPTS - The Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

EQUITY-LINKED NOTES - The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

o purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

o     the credit quality of the note's issuer.

16 | INTERNATIONAL SERIES

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer's creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER -The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S.government securities;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                       INTERNATIONAL SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


Gartmore Global Partners ("GGP"), 8 Fenchurch Place, London, England, United Kingdom, is the subadviser to the Funds. Subject to the supervision of NFA and the Board of Trustees, GGP manages each Fund's assets in accordance with the Fund's investment objective and strategies. GGP makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


MANAGEMENT FEES


Each Fund pays the Adviser a base management fee, which is based on each Fund's average daily net assets. The Adviser pays the subadviser from the management fee it receives.


PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser) for outperforming or underperforming, respectively, each Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                        MSCI Zhong Hua Index
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                    MSCI Emerging Markets Index
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     MSCI All Country World
                                                                  ex U.S. Index
--------------------------------------------------------------------------------

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to the Funds' subadviser, GGP.


--------------------------------------------------------------------------------
          OUT OR UNDERPERFORMANCE                CHANGE IN FEES
           +/- 1 percentage point                  +/- 0.02%
           +/- 2 percentage points                 +/- 0.04%
           +/- 3 percentage points                 +/- 0.06%
           +/- 4 percentage points                 +/- 0.08%
           +/- 5 percentage points                 +/- 0.10%
--------------------------------------------------------------------------------


These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.


Under these performance fee arrangements, the Adviser (and the subadviser) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


18 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS

(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

NET ASSETS                                MINIMUM FEE   BASE FEE   MAXIMUM FEE
NATIONWIDE CHINA OPPORTUNITIES FUND
--------------------------------------------------------------------------------
On assets up to $500 million                 1.15%        1.25%       1.35%
--------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                             1.10%        1.20%       1.30%
--------------------------------------------------------------------------------
On assets of $2 billion
and more                                     1.05%        1.15%       1.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
On assets up to $500 million                 0.95%        1.05%       1.15%
--------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                             0.90%        1.00%       1.10%
--------------------------------------------------------------------------------
On assets of $2 billion
and more                                     0.85%        0.95%       1.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
On assets up to $500 million                 0.80%        0.90%       1.00%
--------------------------------------------------------------------------------
On assets of $500 million
up to $2 billion                             0.75%        0.85%       0.95%
--------------------------------------------------------------------------------
On assets of $2 billion
and more                                     0.70%        0.80%       0.90%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007
(EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                                      MANAGEMENT FEE
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                        1.29%
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                           1.11%
--------------------------------------------------------------------------------
Nationwide International Growth Fund                       0.94%
--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 19

PORTFOLIO MANAGEMENT

NATIONWIDE CHINA OPPORTUNITIES FUND

Charlie Awdry, CFA, is responsible for the day-to-day management of the Fund, including selection of the Fund's investments. Mr. Awdry has assisted in the management of the Fund since its inception in June 2004.


Mr. Awdry joined GGP in September 2001 and, two years later, he assumed the role of investment manager, co-managing a China investment fund in the United Kingdom
(UK). As co-manager of the UK Gartmore China Opportunities Fund, Mr. Awdry spent six months working in Gartmore's Hong Kong office, returning in April 2006. Mr. Awdry graduated from the University of Bristol with a first class Honours degree in Geography.


NATIONWIDE EMERGING MARKETS FUND

Christopher Palmer, CFA, of the Global Emerging Markets team, is responsible for the day-to-day management of the Fund, including selection of the Fund's investments.


Mr. Palmer has been with GGP since 1995 and has considerable experience in Emerging Markets, Latin America, and hedge fund investments. He previously co-managed the Fund from its inception in August 2000 through February 2004. Mr. Palmer graduated from Colgate University in 1986. In 1988, he completed an MBA in Finance at New York University.


NATIONWIDE INTERNATIONAL GROWTH FUND


The GGP Global Equities team manages the Nationwide International Growth Fund. Brian O'Neill and Ben Walker are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have jointly managed the Fund since July 1, 2004.

Mr. O'Neill joined GGP as a Senior Investment Manager on the Global Equities team in 1981 with responsibility for a variety of global funds. Mr. O'Neill graduated from Glasgow University in 1969 with an Honours degree in Political Economy.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed by the Adviser and subadvised by GGP. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to the
Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

20 | INTERNATIONAL SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                             portion of your initial investment goes
                                        toward the sales charge and is not
                                        invested.

Contingent deferred                  Reduction and waivers of sales charges
sales charge (CDSC)(1)                  may be available.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 0.25%                      lower than Class B and Class C expenses
Administrative services                 which means higher dividends and/or
fee up to 0.25%                         net asset value ("NAV") per share.

                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may
                                        be available.
                                     The CDSC declines 1% in most years to
                                        zero after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                      than Class A expenses which means
No administrative                       lower dividends and/or NAV per share.
services fee
                                     Automatic conversion to Class A shares
                                        after seven years, which means lower
                                        annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                        Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may
                                        be available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                      than Class A expenses which means
No administrative                       lower dividends and/or NAV per share.
services fee
                                     No conversion feature.

                                     Maximum investment amount of
                                        $1,000,000(2). Larger investments may be
                                        rejected.
--------------------------------------------------------------------------------


(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


                                                       INTERNATIONAL SERIES | 21

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                         SALES CHARGE AS A PERCENTAGE OF
                         -------------------------------
                                                                          DEALER
                                                     NET AMOUNT    COMMISSION AS
AMOUNT OF                            OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                                PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                       5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                      4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                    3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                    2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                    2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                      None              None             None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


22 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                          $1 MILLION           $4 MILLION   $25 MILLION
PURCHASE                        TO $3,999,999       TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                      18 months            18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                          1.00%                0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares "for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C
SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

--------------------------------------------------------------------------------
CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:


--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS  6 YEARS   OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%       1%        0%
--------------------------------------------------------------------------------


                                                       INTERNATIONAL SERIES | 23

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and.


o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.


--------------------------------------------------------------------------------
CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


24 | INTERNATIONAL SERIES

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


--------------------------------------------------------------------------------
CLASS                                        AS A % OF DAILY NET ASSETS
Class A shares                               0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                               0.50% (0.25% of which may be either
                                             a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.


                                                       INTERNATIONAL SERIES | 25

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses,

o     obtain information on the Nationwide Funds,

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

26 | INTERNATIONAL SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *    EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND             DAYS WRITTEN NOTICE TO SHAREHOLDERS
THE SALE OF SHARES AT ANY TIME.                                     **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT           include your account number(s) and the name(s) of the Fund(s)
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,        you wish to exchange from and to. The letter must be signed by
CREDIT CARD CHECKS OR MONEY ORDERS.                                 all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES: A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line                 Funds' website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Fund
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)

                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should         their administrators wishing to conduct transactions should
call our toll-free number. Eligible entities or individuals         call our toll-free number. Eligible entities or individuals
wishing to conduct transactions in Institutional Service Class      wishing to conduct transactions in Institutional Service Class
or Institutional Class shares should call our toll-free number.     or Institutional Class shares should call our toll-free number.


                                                       INTERNATIONAL SERIES | 27

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

28 | INTERNATIONAL SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                              $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and


o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.


o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


                                                       INTERNATIONAL SERIES | 29

EXCHANGING SHARES


You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Funds, but may not exchange between Class A shares and Class B shares.


The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,


o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND


You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES


You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or


o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


30 | INTERNATIONAL SERIES

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.


Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                       INTERNATIONAL SERIES | 31

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high--yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

32 | INTERNATIONAL SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                       INTERNATIONAL SERIES | 33

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;


o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.


The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and


34 | INTERNATIONAL SERIES

U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.


                                                       INTERNATIONAL SERIES | 35

SECTION 6 NATIONWIDE CHINA OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for the past five years, for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET          NET           AND
                                             VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                          BEGINNING       INCOME      GAINS ON   INVESTMENT
                                          OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)            $10.00        0.01           1.25         1.26
Year Ended October 31, 2005                  $11.24        0.09           0.33         0.42
Year Ended October 31, 2006                  $11.25        0.05           5.54         5.59
Year Ended October 31, 2007 (g)              $15.86        0.01          22.07        22.08
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)            $10.00        0.01           1.23         1.24
Year Ended October 31, 2005                  $11.23        0.03           0.31         0.34
Year Ended October 31, 2006                  $11.19       (0.04)          5.49         5.45
Year Ended October 31, 2007 (g)              $15.70       (0.17)         21.79        21.62
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)            $10.00       (0.01)          1.24         1.23
Year Ended October 31, 2005                  $11.23        0.02           0.31         0.33
Year Ended October 31, 2006                  $11.19       (0.03)          5.48         5.45
Year Ended October 31, 2007 (g)              $15.70       (0.16)         21.77        21.61
--------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            $10.00        0.01           1.24         1.25
Year Ended October 31, 2005                  $11.24        0.06           0.33         0.39
Year Ended October 31, 2006                  $11.23        0.08           5.44         5.52
Year Ended October 31, 2007 (g)              $15.79       (0.08)         21.97        21.89
--------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)            $10.00        0.02           1.25         1.27
Year Ended October 31, 2005                  $11.25        0.09           0.34         0.43
Year Ended October 31, 2006                  $11.25        0.11           5.51         5.62
Year Ended October 31, 2007 (g)              $15.88        0.06          22.14        22.20
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)            $10.00        0.02           1.25         1.27
Year Ended October 31, 2005                  $11.25        0.12           0.34         0.46
Year Ended October 31, 2006                  $11.27        0.05           5.58         5.63
Year Ended October 31, 2007 (g)              $15.91        0.07          22.17        22.24
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                                 NET        NET                                 NET ASSET
                                          INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                              INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)           (0.02)          --           (0.02)           --       $11.24          12.61%
Year Ended October 31, 2005                 (0.07)       (0.34)          (0.41)           --       $11.25           3.58%
Year Ended October 31, 2006                 (0.05)       (0.94)          (0.99)         0.01       $15.86          53.19%
Year Ended October 31, 2007 (g)             (0.05)       (0.92)          (0.97)         0.03       $37.00         145.79%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)           (0.01)          --           (0.01)           --       $11.23          12.38%
Year Ended October 31, 2005                 (0.04)       (0.34)          (0.38)           --       $11.19           2.82%
Year Ended October 31, 2006                 (0.01)       (0.94)          (0.95)         0.01       $15.70          52.07%
Year Ended October 31, 2007 (g)                  (h)     (0.92)          (0.92)         0.03       $36.43         144.04%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)              --           --              --            --       $11.23          12.30%
Year Ended October 31, 2005                 (0.03)       (0.34)          (0.37)           --       $11.19           2.79%
Year Ended October 31, 2006                 (0.01)       (0.94)          (0.95)         0.01       $15.70          52.11%
Year Ended October 31, 2007 (g)                --(h)     (0.92)          (0.92)         0.03       $36.42         143.94%
--------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)           (0.01)          --           (0.01)           --       $11.24          12.46%
Year Ended October 31, 2005                 (0.06)       (0.34)          (0.40)           --       $11.23           3.29%
Year Ended October 31, 2006                 (0.03)       (0.94)          (0.97)         0.01       $15.79          52.68%
Year Ended October 31, 2007 (g)             (0.01)       (0.92)          (0.93)         0.03       $36.78         144.93%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)           (0.02)          --           (0.02)           --       $11.25          12.74%
Year Ended October 31, 2005                 (0.09)       (0.34)          (0.43)           --       $11.25           3.63%
Year Ended October 31, 2006                 (0.06)       (0.94)          (1.00)         0.01       $15.88          53.57%
Year Ended October 31, 2007 (g)             (0.08)       (0.92)          (1.00)         0.03       $37.11         146.46%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)           (0.02)          --           (0.02)           --       $11.25          12.74%
Year Ended October 31, 2005                 (0.10)       (0.34)          (0.44)           --       $11.27           3.86%
Year Ended October 31, 2006                 (0.06)       (0.94)          (1.00)         0.01       $15.91          53.57%
Year Ended October 31, 2007 (g)             (0.08)       (0.92)          (1.00)         0.03       $37.18         146.44%
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                              RATIO        RATIO OF      INVESTMENT
                                                                             OF NET        EXPENSES   INCOME (LOSS)
                                                                         INVESTMENT       (PRIOR TO       (PRIOR TO
                                          NET ASSETS      RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                           AT END OF   EXPENSES TO        (LOSS) TO       MENTS) TO       MENTS) TO
                                              PERIOD   AVERAGE NET          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                              (000S)    ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)            $ 1,029         1.95%           0.37%            5.57%         (3.25%)         50.76%
Year Ended October 31, 2005                  $ 2,847         2.01%           0.95%            2.68%          0.28%         130.48%
Year Ended October 31, 2006                  $14,470         1.99%           0.44%            2.10%          0.33%         124.36%
Year Ended October 31, 2007 (g)              $61,791         1.88%           0.06%            1.88%          0.05%         127.10%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)            $    19         2.65%          (0.14%)           6.09%         (3.57%)         50.76%
Year Ended October 31, 2005                  $   315         2.74%           0.33%            3.41%         (0.34%)        130.48%
Year Ended October 31, 2006                  $ 1,210         2.73%          (0.47%)           2.85%         (0.59%)        124.36%
Year Ended October 31, 2007 (g)              $ 8,720         2.62%          (0.74%)           2.62%         (0.74%)        127.10%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)            $    38         2.65%          (1.42%)           6.93%         (5.69%)         50.76%
Year Ended October 31, 2005                  $ 1,258         2.73%           0.24%            3.42%         (0.45%)        130.48%
Year Ended October 31, 2006                  $ 5,247         2.73%          (0.25%)           2.85%         (0.37%)        124.36%
Year Ended October 31, 2007 (g)              $36,340         2.62%          (0.68%)           2.62%         (0.68%)        127.10%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            $     1         2.40%          (0.18%)           4.86%         (2.64%)         50.76%
Year Ended October 31, 2005                  $     1         2.22%           0.49%            2.87%         (0.16%)        130.48%
Year Ended October 31, 2006                  $     7         2.28%           0.68%            2.36%          0.61%         124.36%
Year Ended October 31, 2007 (g)              $   430         2.13%          (0.27%)           2.13%         (0.27%)        127.10%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)            $     1         1.70%           0.51%            3.97%         (1.75%)         50.76%
Year Ended October 31, 2005                  $     1         1.82%           0.84%            2.48%          0.18%         130.48%
Year Ended October 31, 2006                  $   120         1.72%           1.34%            1.81%          1.25%         124.36%
Year Ended October 31, 2007 (g)              $21,424         1.62%           0.20%            1.62%          0.20%         127.10%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)            $ 5,637         1.65%           0.59%            4.17%         (1.93%)         50.76%
Year Ended October 31, 2005                  $ 5,854         1.72%           0.98%            2.41%          0.29%         130.48%
Year Ended October 31, 2006                  $ 8,994         1.74%           0.31%            1.88%          0.17%         124.36%
Year Ended October 31, 2007 (g)              $17,182         1.63%           0.29%            1.63%          0.29%         127.10%
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005


36 | INTERNATIONAL SERIES

SECTION 6 NATIONWIDE EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET          NET           AND
                                             VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                          BEGINNING       INCOME      GAINS ON   INVESTMENT
                                          OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  $ 6.80      0.03             3.71         3.74
Year Ended October 31, 2004                  $10.54      0.05             1.70         1.75
Year Ended October 31, 2005                  $12.27      0.08             3.47         3.55
Year Ended October 31, 2006                  $14.92      0.10             4.49         4.59
Year Ended October 31, 2007                  $17.82      0.06            12.90        12.96
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                  $ 6.71          (j)          3.62         3.62
Year Ended October 31, 2004                  $10.33     (0.03)            1.67         1.64
Year Ended October 31, 2005                  $11.98     (0.01)            3.37         3.36
Year Ended October 31, 2006                  $14.48     (0.01)            4.35         4.34
Year Ended October 31, 2007                  $17.21     (0.07)           12.36        12.29
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                  $ 6.80          (j)          3.67         3.67
Year Ended October 31, 2004                  $10.47     (0.02)            1.68         1.66
Year Ended October 31, 2005                  $12.14     (0.01)            3.42         3.41
Year Ended October 31, 2006                  $14.69     (0.01)            4.42         4.41
Year Ended October 31, 2007                  $17.49     (0.04)           12.55        12.51
--------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            $11.20      0.03             0.78         0.81
Year Ended October 31, 2005                  $12.01      0.04             3.41         3.45
Year Ended October 31, 2006                  $14.57      0.05             4.40         4.45
Year Ended October 31, 2007                  $17.32      0.03            12.48        12.51
--------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  $ 6.86      0.08             3.72         3.80
Year Ended October 31, 2004                  $10.66      0.09             1.72         1.81
Year Ended October 31, 2005                  $12.43      0.10             3.54         3.64
Year Ended October 31, 2006 (i)              $15.14      0.17             4.56         4.73
Year Ended October 31, 2007                  $18.14      0.14            13.16        13.30
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)            $11.26      0.03             1.15         1.18
Year Ended October 31, 2005                  $12.43      0.11             3.53         3.64
Year Ended October 31, 2006                  $15.14      0.13             4.60         4.73
Year Ended October 31, 2007                  $18.14      0.16            13.14        13.30
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                                 NET        NET                                 NET ASSET
                                          INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                              INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                      --         --              --            --       $10.54          55.00%
Year Ended October 31, 2004                   (0.05)        --           (0.05)         0.03       $12.27          16.97%
Year Ended October 31, 2005                   (0.05)     (0.85)          (0.90)           --       $14.92          30.02%
Year Ended October 31, 2006                   (0.10)     (1.59)          (1.69)           --       $17.82          32.89%
Year Ended October 31, 2007                   (0.05)     (2.79)          (2.84)         0.01       $27.95          82.20%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                      --         --              --            --       $10.33          53.95%
Year Ended October 31, 2004                   (0.02)        --           (0.02)         0.03       $11.98          16.14%
Year Ended October 31, 2005                   (0.01)     (0.85)          (0.86)           --       $14.48          29.30%
Year Ended October 31, 2006                   (0.02)     (1.59)          (1.61)           --       $17.21          31.97%
Year Ended October 31, 2007                      --      (2.79)          (2.79)         0.01       $26.72          80.98%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                      --         --              --            --       $10.47          53.97%
Year Ended October 31, 2004                   (0.02)        --           (0.02)         0.03       $12.14          16.21%
Year Ended October 31, 2005                   (0.01)     (0.85)          (0.86)           --       $14.69          29.20%
Year Ended October 31, 2006                   (0.02)     (1.59)          (1.61)           --       $17.49          31.92%
Year Ended October 31, 2007                      --      (2.79)          (2.79)         0.01       $27.22          81.04%
--------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             (0.03)        --           (0.03)         0.03       $12.01           7.50%
Year Ended October 31, 2005                   (0.04)     (0.85)          (0.89)           --       $14.57          30.11%
Year Ended October 31, 2006                   (0.11)     (1.59)          (1.70)           --       $17.32          32.65%
Year Ended October 31, 2007                   (0.02)     (2.79)          (2.81)         0.01       $27.03          81.85%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                      --         --              --            --       $10.66          55.39%
Year Ended October 31, 2004                   (0.07)        --           (0.07)         0.03       $12.43          17.25%
Year Ended October 31, 2005                   (0.08)     (0.85)          (0.93)           --       $15.14          30.60%
Year Ended October 31, 2006 (i)               (0.14)     (1.59)          (1.73)           --       $18.14          33.25%
Year Ended October 31, 2007                   (0.10)     (2.79)          (2.89)         0.01       $28.56          82.87%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)             (0.04)        --           (0.04)         0.03       $12.43          10.79%
Year Ended October 31, 2005                   (0.08)     (0.85)          (0.93)           --       $15.14          30.60%
Year Ended October 31, 2006                   (0.14)     (1.59)          (1.73)           --       $18.14          33.32%
Year Ended October 31, 2007                   (0.10)     (2.79)          (2.89)         0.01       $28.56          82.77%
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                               RATIO        RATIO OF      INVESTMENT
                                                                              OF NET        EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                            (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)  TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               $  9,070            1.88%           0.61%          2.45%           0.05%         146.04%
Year Ended October 31, 2004               $ 13,898            1.88%           0.41%          1.99%           0.31%         134.11%
Year Ended October 31, 2005               $ 22,009            1.84%           0.55%              (h)             (h)       135.40%
Year Ended October 31, 2006               $ 34,047            1.65%           0.60%          1.66%           0.59%         141.70%
Year Ended October 31, 2007               $102,204            1.76%           0.31%          1.77%           0.31%          70.09%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $  2,010            2.55%           0.07%          3.18%          (0.56%)        146.04%
Year Ended October 31, 2004               $  2,900            2.55%          (0.27%)         2.65%          (0.37%)        134.11%
Year Ended October 31, 2005               $  4,062            2.52%          (0.11%)             (h)             (h)       135.40%
Year Ended October 31, 2006               $  6,013            2.31%          (0.08%)         2.32%          (0.09%)        141.70%
Year Ended October 31, 2007               $  5,369            2.41%          (0.19%)         2.42%          (0.20%)         70.09%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $  1,398            2.55%          (0.12%)         2.95%          (0.52%)        146.04%
Year Ended October 31, 2004               $  2,217            2.55%          (0.16%)         2.64%          (0.25%)        134.11%
Year Ended October 31, 2005               $  4,302            2.51%          (0.11%)             (h)             (h)       135.40%
Year Ended October 31, 2006               $  7,716            2.31%          (0.07%)         2.32%          (0.08%)        141.70%
Year Ended October 31, 2007               $ 21,994            2.42%          (0.35%)         2.43%          (0.36%)         70.09%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $      1            2.15%           0.26%          2.28%           0.13%         134.11%
Year Ended October 31, 2005               $      9            1.82%           0.16%              (h)             (h)       135.40%
Year Ended October 31, 2006               $    456            1.84%          (0.01%)         1.94%          (0.11%)        141.70%
Year Ended October 31, 2007               $  1,819            1.98%           0.16%          1.98%           0.15%          70.09%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $  1,781            1.55%           1.07%          2.18%           0.44%         146.04%
Year Ended October 31, 2004               $  3,737            1.55%           0.81%          1.66%           0.70%         134.11%
Year Ended October 31, 2005               $  8,954            1.50%           0.83%              (h)             (h)       135.40%
Year Ended October 31, 2006 (i)           $  3,066            1.34%           1.01%          1.34%           1.00%         141.70%
Year Ended October 31, 2007               $  3,662            1.42%           0.65%          1.42%           0.64%          70.09%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)         $    236            1.55%           0.81%          1.71%           0.65%         134.11%
Year Ended October 31, 2005               $  2,631            1.49%           0.92%              (h)             (h)       135.40%
Year Ended October 31, 2006               $ 10,390            1.30%           0.88%          1.33%           0.85%         141.70%
Year Ended October 31, 2007               $ 14,574            1.42%           0.72%          1.42%           0.71%          70.09%
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h)   There were no fee reductions in this period.

(i) Net investment income (loss) is based on average shares outstanding during the period.

(j)   The amount is less than $0.005


                                                       INTERNATIONAL SERIES | 37

SECTION 6 NATIONWIDE INTERNATIONAL GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET          NET           AND
                                             VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                          BEGINNING       INCOME      GAINS ON   INVESTMENT
                                          OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  $ 5.38     (0.01)            1.58         1.57
Year Ended October 31, 2004                  $ 6.98      0.01             0.79         0.80
Year Ended October 31, 2005                  $ 7.79      0.08             1.90         1.98
Year Ended October 31, 2006                  $ 9.69      0.02             3.68         3.70
Year Ended October 31, 2007                  $13.35      0.03             6.02         6.05
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                  $ 5.30     (0.05)            1.54         1.49
Year Ended October 31, 2004                  $ 6.82     (0.05)            0.78         0.73
Year Ended October 31, 2005                  $ 7.56      0.01             1.83         1.84
Year Ended October 31, 2006                  $ 9.35     (0.08)            3.57         3.49
Year Ended October 31, 2007                  $12.83     (0.08)            5.76         5.68
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                  $ 5.33     (0.05)            1.55         1.50
Year Ended October 31, 2004                  $ 6.86     (0.01)            0.74         0.73
Year Ended October 31, 2005                  $ 7.60      0.03             1.82         1.85
Year Ended October 31, 2006                  $ 9.40     (0.02)            3.54         3.52
Year Ended October 31, 2007                  $12.90     (0.05)            5.75         5.70
--------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            $ 7.25      0.02             0.30         0.32
Year Ended October 31, 2005                  $ 7.58      0.07             1.86         1.93
Year Ended October 31, 2006                  $ 9.41     (0.04)            3.61         3.57
Year Ended October 31, 2007                  $12.95          (h)          5.82         5.82
--------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  $ 5.42      0.01             1.59         1.60
Year Ended October 31, 2004                  $ 7.05      0.02             0.81         0.83
Year Ended October 31, 2005                  $ 7.89      0.11             1.91         2.02
Year Ended October 31, 2006                  $ 9.81      0.02             3.77         3.79
Year Ended October 31, 2007                  $13.55      0.07             6.12         6.19
--------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)            $ 7.51          (h)          0.37         0.37
Year Ended October 31, 2005                  $ 7.89      0.11             1.91         2.02
Year Ended October 31, 2006                  $ 9.81      0.03             3.76         3.79
Year Ended October 31, 2007                  $13.55      0.08             6.11         6.19
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                                 NET        NET                                 NET ASSET
                                          INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                              INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                      --         --              --          0.03       $ 6.98          29.74%
Year Ended October 31, 2004                      --         --              --          0.01       $ 7.79          11.60%
Year Ended October 31, 2005                   (0.08)        --           (0.08)           --       $ 9.69          25.49%
Year Ended October 31, 2006                   (0.04)        --           (0.04)           --       $13.35          38.22%
Year Ended October 31, 2007                   (0.03)     (0.50)          (0.53)           --       $18.87          46.74%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                      --         --              --          0.03       $ 6.82          28.68%
Year Ended October 31, 2004                      --         --              --          0.01       $ 7.56          10.85%
Year Ended October 31, 2005                   (0.05)        --           (0.05)           --       $ 9.35          24.49%
Year Ended October 31, 2006                   (0.01)        --           (0.01)           --       $12.83          37.37%
Year Ended October 31, 2007                      --      (0.50)          (0.50)           --       $18.01          45.69%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                      --         --              --          0.03       $ 6.86          28.71%
Year Ended October 31, 2004                      --         --              --          0.01       $ 7.60          10.79%
Year Ended October 31, 2005                   (0.05)        --           (0.05)           --       $ 9.40          24.45%
Year Ended October 31, 2006                   (0.02)        --           (0.02)           --       $12.90          37.49%
Year Ended October 31, 2007                      --      (0.50)          (0.50)           --       $18.10          45.59%
--------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)                --         --              --          0.01       $ 7.58           4.55%
Year Ended October 31, 2005                   (0.10)        --           (0.10)           --       $ 9.41          25.37%
Year Ended October 31, 2006                   (0.03)        --           (0.03)           --       $12.95          38.01%
Year Ended October 31, 2007                   (0.03)     (0.50)          (0.53)           --       $18.24          46.37%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                      --         --              --          0.03       $ 7.05          30.07%
Year Ended October 31, 2004                      --         --              --          0.01       $ 7.89          11.91%
Year Ended October 31, 2005                   (0.10)        --           (0.10)           --       $ 9.81          25.72%
Year Ended October 31, 2006                   (0.05)        --           (0.05)           --       $13.55          38.76%
Year Ended October 31, 2007                   (0.05)     (0.50)          (0.55)           --       $19.19          47.13%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)                --         --              --          0.01       $ 7.89           5.06%
Year Ended October 31, 2005                   (0.10)        --           (0.10)           --       $ 9.81          25.72%
Year Ended October 31, 2006                   (0.05)        --           (0.05)           --       $13.55          38.76%
Year Ended October 31, 2007                   (0.05)     (0.50)          (0.55)           --       $19.19          47.13%
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                              RATIO        RATIO OF      INVESTMENT
                                                                             OF NET        EXPENSES   INCOME (LOSS)
                                                                         INVESTMENT       (PRIOR TO       (PRIOR TO
                                          NET ASSETS      RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                           AT END OF   EXPENSES TO        (LOSS) TO       MENTS) TO       MENTS) TO
                                              PERIOD   AVERAGE NET      AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                              (000S)    ASSETS (c)        ASSETS(c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 $  2,592         1.65%           0.39%            2.37%         (0.33%)        304.72%
Year Ended October 31, 2004                 $  3,096         1.65%           0.06%            2.10%         (0.38%)        262.09%
Year Ended October 31, 2005                 $  7,980         1.65%           0.74%            1.90%          0.50%         247.22%
Year Ended October 31, 2006                 $ 26,565         1.69%          (0.04%)           1.70%         (0.05%)        175.91%
Year Ended October 31, 2007                 $163,800         1.57%           0.21%            1.57%          0.21%         135.54%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                 $  2,395         2.40%          (0.36%)           3.12%         (1.08%)        304.72%
Year Ended October 31, 2004                 $  2,695         2.40%          (0.70%)           2.84%         (1.14%)        262.09%
Year Ended October 31, 2005                 $  3,444         2.40%           0.12%            2.81%         (0.30%)        247.22%
Year Ended October 31, 2006                 $  6,031         2.41%          (0.80%)           2.42%         (0.82%)        175.91%
Year Ended October 31, 2007                 $  8,792         2.23%          (0.47%)           2.23%         (0.47%)        135.54%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                 $     16         2.40%          (0.37%)           3.12%         (1.09%)        304.72%
Year Ended October 31, 2004                 $    112         2.40%          (0.23%)           2.87%         (0.70%)        262.09%
Year Ended October 31, 2005                 $    272         2.40%           0.10%            2.69%         (0.19%)        247.22%
Year Ended October 31, 2006                 $  9,566         2.40%          (0.62%)           2.40%         (0.62%)        175.91%
Year Ended October 31, 2007                 $ 61,851         2.26%          (0.46%)           2.26%         (0.46%)        135.54%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)           $      1         2.00%           0.31%            2.65%         (0.33%)        262.09%
Year Ended October 31, 2005                 $      1         1.68%           0.81%            2.31%          0.18%         247.22%
Year Ended October 31, 2006                 $      2         1.94%          (0.38%)           1.96%         (0.39%)        175.91%
Year Ended October 31, 2007                 $    725         1.80%          (0.17%)           1.80%         (0.17%)        135.54%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                 $  2,350         1.40%           0.64%            2.12%         (0.08%)        304.72%
Year Ended October 31, 2004                 $  2,629         1.40%           0.30%            1.84%         (0.14%)        262.09%
Year Ended October 31, 2005                 $  3,306         1.40%           1.12%            1.82%          0.70%         247.22%
Year Ended October 31, 2006                 $  4,589         1.41%           0.17%            1.42%          0.15%         175.91%
Year Ended October 31, 2007                 $  7,256         1.24%           0.47%            1.24%          0.47%         135.54%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)           $    189         1.40%           0.03%            1.94%         (0.52%)        262.09%
Year Ended October 31, 2005                 $  1,372         1.40%           1.11%            1.61%          0.90%         247.22%
Year Ended October 31, 2006                 $  3,742         1.41%           0.22%            1.42%          0.20%         175.91%
Year Ended October 31, 2007                 $  9,125         1.24%           0.54%            1.24%          0.54%         135.54%
-----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h)   The amount is less than $0.005.


38 | INTERNATIONAL SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                 PR-INT 2/08

NATIONWIDE Investor Destinations Funds
Fund Prospectus
February 28, 2008


Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund


Nationwide Investor Destinations Conservative Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------


FUND AND CLASS                                                                                     TICKER
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class A                                            NDAAX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class B                                            NDABX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class C                                            NDACX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Class R                                            GAFRX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Institutional Class                                GAIDX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund Service Class                                      NDASX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class A                                 NDMAX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class B                                 NDMBX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class C                                 NDMCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Class R                                 GMARX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund
   Institutional Class                                                                              GMIAX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund Service Class                           NDMSX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class A                                              NADMX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class B                                              NBDMX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class C                                              NCDMX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Class R                                              GMDRX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Institutional Class                                  GMDIX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund Service Class                                        NSDMX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class A                               NADCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class B                               NBDCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class C                               NCDCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Class R                               GMMRX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund
   Institutional Class                                                                              GMIMX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund Service Class                         NSDCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class A                                          NDCAX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class B                                          NDCBX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class C                                          NDCCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Class R                                          GCFRX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Institutional Class                              GIMCX
----------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund Service Class                                    NDCSX
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TABLE OF CONTENTS

 3              SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Investor Destinations Aggressive Fund
                Nationwide Investor Destinations Moderately
                Aggressive Fund
                Nationwide Investor Destinations Moderate Fund
                Nationwide Investor Destinations Moderately
                Conservative Fund
                Nationwide Investor Destinations
                Conservative Fund

14              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Strategies and Risks

15              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Portfolio Management
                Multi-Manager Structure

16              SECTION 4: INVESTING WITH NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

28              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

30              SECTION 6: FINANCIAL HIGHLIGHTS

36              APPENDIX: DESCRIPTION OF UNDERLYING
                   INVESTMENTS

                                                INVESTOR DESTINATIONS SERIES | 1

--------------------------------------------------------------------------------


NATIONWIDE Investor Destinations Funds

INTRODUCTION TO THE NATIONWIDE INVESTOR DESTINATIONS FUNDS


THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE FIVE NATIONWIDE INVESTOR DESTINATIONS FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"). THE FUNDS ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS ACROSS A RANGE OF RISK LEVELS. EACH FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN AFFILIATED INDEX MUTUAL FUNDS AND SHORT-TERM INVESTMENTS REPRESENTING A VARIETY OF ASSET CLASSES.

Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

THESE FUNDS ARE PRIMARILY INTENDED TO PROVIDE A SOLUTION FOR INVESTORS SEEKING:

o to achieve their financial objectives through a professionally developed asset allocation program and

o to maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.


To decide which of these Funds is appropriate for your investment program, you should consider your personal investment objective and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming.


AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes--Class A, Class B, Class C, Class R, Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Although each Fund is currently managed by Nationwide Fund Advisors (the "Adviser"), each Fund may employ a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | INVESTOR DESTINATIONS SERIES

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE

OBJECTIVES


Each Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES


The Funds aim to provide diversification across major asset classes--U.S. stocks, international stocks, bonds and short-term investments--by investing in a professionally selected mix of underlying portfolios of Nationwide Mutual Funds, unaffiliated mutual funds and a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (each, an "Underlying Fund" or collectively, "Underlying Funds"). Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds.


The Funds invest primarily in index funds offered by Nationwide Mutual Funds, representing several asset classes. The index funds invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track those of the relevant stock or bond index. The Funds also invest in certain non-index Underlying Funds.

You could purchase most of the Underlying Funds directly. However, the Funds offer the added benefits of professional asset allocation and an extra measure of diversification.

NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND

The Aggressive Fund pursues its objective primarily by seeking growth of capital. The Aggressive Fund's target allocation is heavily weighted toward U.S. and international stock investments, with a small allocation to bonds.

This Fund may be appropriate for investors who:

o     are comfortable with substantial investment risk;

o     have a long investment time horizon and

o seek to maximize long-term returns while accepting the possibility of significant short-term or even long-term losses.

NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND


The Moderately Aggressive Fund pursues its objective primarily by seeking growth of capital, as well as income. The Moderately Aggressive Fund's target allocation is significantly weighted toward U.S. and international stock investments, but also includes some bonds and short-term investments to reduce volatility.


This Fund may be appropriate for investors who:

o     are comfortable with significant investment risk;

o     have a long investment time horizon;

o     seek additional diversification and

o seek to maximize long-term returns while accepting the possibility of short-term or even long-term losses.

NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's target allocation is weighted toward U.S. and international stock investments, but also includes a significant portion in bonds and short-term investments to add income and reduce volatility.

This Fund may be appropriate for investors who:

o     have a lower tolerance for risk than more aggressive investors;

o     seek both growth and income from their investment and

o are willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

The Moderately Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Moderately Conservative Fund's target allocation is weighted toward bonds and short-term investments, but also includes a significant portion in stock investments for long-term growth.

This Fund may be appropriate for investors who:

o     have a lower tolerance for risk than more aggressive investors;

o     primarily seek income from their investment;

o     have a shorter investment time horizon and

o are willing to accept some short-term price fluctuations in exchange for potentially higher income and growth.

NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND

The Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Conservative Fund's target allocation is heavily weighted toward bonds and short-term investments, while including some stocks for long-term growth.

This Fund may be appropriate for investors who:

o     have a short investment time horizon;

o     have a low tolerance for risk and


o     primarily seek income from their investment.


                                                INVESTOR DESTINATIONS SERIES | 3

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)

The Adviser establishes a target allocation among different asset classes based on each Fund's risk profile and individual strategies. Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund's assets that will be allocated to each such Underlying Fund.

The allocations shown in the chart below are the target allocations as of the date of this Prospectus. This means that, under normal circumstances, cash received by a Fund when it sells new shares is invested according to the allocations stated. However, day-to-day market activity will likely cause each Fund's actual asset class and Underlying Fund allocations of money already invested to fluctuate from the targets stated. The Adviser monitors each Fund's holdings and cash flow and periodically adjusts each Fund's asset class and Underlying Fund allocations to realign them to the target asset class and Underlying Fund allocations. In addition, the asset class and Underlying Fund allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Funds may also invest in other mutual funds not shown here that are chosen either to complement or replace the Underlying Funds listed here.

FOR FUTURE INFORMATION ABOUT ASSET CLASS AND UNDERLYING FUND ALLOCATIONS, PLEASE REVIEW THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS.

------------------------------------------------------------------------------------------------
ASSET CLASSES AND
UNDERLYING INVESTMENTS                                 TARGET ALLOCATIONS+
------------------------------------------------------------------------------------------------
                                             MODERATELY               MODERATELY
                                AGGRESSIVE   AGGRESSIVE   MODERATE   CONSERVATIVE   CONSERVATIVE
------------------------------------------------------------------------------------------------
U.S. STOCKS
U.S. LARGE CAP                     40%          35%         30%          20%            10%
U.S. MID CAP                       15%          15%         10%          10%             5%
U.S. SMALL CAP                     10%           5%          5%          --             --
------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS               30%          25%         15%          10%             5%
------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BONDS             5%          15%         25%          35%            40%
------------------------------------------------------------------------------------------------
SHORT-TERM BONDS                   --            5%         10%          15%            25%
------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS           --           --           5%          10%            15%
------------------------------------------------------------------------------------------------

+ As of February 28, 2008. The Funds reserve the right to change the target allocations at any time and without notice.
--------------------------------------------------------------------------------


4 | INVESTOR DESTINATIONS SERIES

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)


PRINCIPAL RISKS

None of the Investor Destinations Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund's investments--and therefore, the value of each Fund's shares--may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE INVESTOR DESTINATIONS FUNDS


ASSET ALLOCATION RISK - Each Investor Destinations Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Investor Destinations Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Investor Destinations Fund's investment allocation to any such class.

PERFORMANCE RISK - Each Investor Destinations Fund's investment performance is directly tied to the performance of the Underlying Funds in which each Investor Destinations Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Investor Destinations Funds' performance could be negatively affected. There can be no assurance that any Investor Destinations Fund or Underlying Fund will achieve its investment objective.

RISKS APPLICABLE TO A FUND-OF-FUNDS STRUCTURE - There are certain risks associated with a structure whereby an Investor Destinations Fund invests primarily in other mutual funds. In managing the Investor Destinations Funds, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because the Adviser is also the investment adviser to most, if not all of the Underlying Funds, and advisory fees paid to the Adviser by the Underlying Funds typically are higher than fees paid by the Investor Destinations Funds. It is important to note, however, that, the Adviser has a fiduciary duty to each of the Investor Destinations Funds and must act in each Investor Destinations Fund's best interests.


RISKS ASSOCIATED WITH INDEX FUNDS


Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.


RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


MID-CAP AND SMALL-CAP RISK - Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.


RISKS ASSOCIATED WITH INTERNATIONAL STOCKS


FOREIGN SECURITIES RISK is the risk that foreign securities may be more volatile, harder to price, and less liuid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:


o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


                                                INVESTOR DESTINATIONS SERIES | 5

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)

FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.


RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS

INTEREST RATE RISK is the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

CREDIT RISK is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for high-yield bonds and lower rated convertible securities.


SINGLE ISSUER RISK refers to the risk presented by the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Nationwide regardless of market conditions. However, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

INFLATION RISK is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

EXTENSION RISK is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities' interest rates to be too low for a longer-term investment.


PREPAYMENT RISK is the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower prevailing interest rates, which reduces the Underlying Fund's income.


In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.


6 | INVESTOR DESTINATIONS SERIES

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)


PERFORMANCE


The bar charts and tables appearing below can help you evaluate for each Fund both the Fund's potential risks and its potential rewards. The bar chart shows how a Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares a Fund's average annual total returns to the returns of a broad-based securities index. Each bar chart and table assumes that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how a Fund will perform in the future.

ANNUAL TOTAL RETURNS -
AGGRESSIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

   2001      2002     2003     2004    2005     2006    2007
-------------------------------------------------------------
-11.42%   -18.37%   31.97%   14.05%   7.89%   17.03%   6.14%

BEST QUARTER: 16.78% - 2ND QTR OF 2003
WORST QUARTER: -17.89% - 3RD QTR OF 2002

ANNUAL TOTAL RETURNS -
MODERATELY AGGRESSIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

   2001      2002     2003     2004    2005     2006    2007
-------------------------------------------------------------
-8.69%    -14.37%   26.46%   12.22%   7.15%   14.56%   6.33%

BEST QUARTER: 13.89% - 2ND QTR OF 2003
WORST QUARTER: -14.39% - 3RD QTR OF 2002


ANNUAL TOTAL RETURNS -
MODERATE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

   2001      2002     2003     2004    2005     2006    2007
-------------------------------------------------------------
 -4.89%    -9.47%   20.01%    9.53%   5.50%   11.50%   5.73%

BEST QUARTER: 10.62% - 2ND QTR OF 2003
WORST QUARTER: -10.24% - 3RD QTR OF 2002

ANNUAL TOTAL RETURNS -
MODERATELY CONSERVATIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

   2001      2002     2003     2004    2005     2006    2007
-------------------------------------------------------------
 -1.23%    -4.20%   13.59%    7.18%   4.52%    8.55%   5.98%

BEST QUARTER: 7.26% - 2ND QTR OF 2003
WORST QUARTER: -5.83% - 3RD QTR OF 2002

ANNUAL TOTAL RETURNS -
CONSERVATIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

   2001      2002     2003     2004    2005     2006    2007
-------------------------------------------------------------
  2.20%     0.55%    7.87%    4.80%   3.27%    6.26%   5.52%

BEST QUARTER: 4.16% - 2ND QTR OF 2003
WORST QUARTER: -2.09% - 3RD QTR OF 2002


                                                INVESTOR DESTINATIONS SERIES | 7

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)


After-tax returns are shown in the tables for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AGGRESSIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                               SINCE INCEPTION
                                                            1 YEAR   5 YEARS   (MAR. 31, 2000)
-----------------------------------------------------------------------------------------------
Class A shares - Before Taxes                                0.01%    13.71%             2.84%
-----------------------------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions                                -1.24%    12.99%             2.29%
-----------------------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares                            0.99%    11.82%             2.23%
-----------------------------------------------------------------------------------------------
Class B shares - Before Taxes                                0.38%    14.01%             2.90%
-----------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                           4.26%    14.21%             2.88%
-----------------------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                             5.73%    14.75%             3.19%
-----------------------------------------------------------------------------------------------
Service Class shares - Before Taxes                          5.89%    14.90%             3.54%
-----------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)                 6.40%    15.27%             3.75%
-----------------------------------------------------------------------------------------------
Standard & Poor's (S&P) 500(R) Index(5)                      5.49%    12.83%             1.42%
-----------------------------------------------------------------------------------------------
Aggressive Fund Composite Index(6)                           5.59%    12.42%             1.72%
-----------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                               SINCE INCEPTION
                                                            1 YEAR   5 YEARS   (MAR. 31, 2000)
-----------------------------------------------------------------------------------------------
Class A shares - Before Taxes                                0.19%    11.79%             3.20%
-----------------------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                                            -1.04%    11.04%             2.58%
-----------------------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares                            0.88%    10.04%             2.47%
-----------------------------------------------------------------------------------------------
Class B shares - Before Taxes                                0.57%    12.04%             3.24%
-----------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                           4.47%    12.32%             3.27%
-----------------------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                             5.93%    12.76%             3.52%
-----------------------------------------------------------------------------------------------
Service Class shares - Before Taxes                          6.18%    12.99%             3.92%
-----------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)                 6.51%    13.25%             4.07%
-----------------------------------------------------------------------------------------------
S&P 500(R)Index(5)                                           5.49%    12.83%             1.42%
-----------------------------------------------------------------------------------------------
Moderately Aggressive Fund
Composite Index(7)                                           5.74%    11.12%             2.42%
-----------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
MODERATE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                                               SINCE INCEPTION
                                                            1 YEAR   5 YEARS   (MAR. 31, 2000)
-----------------------------------------------------------------------------------------------
Class A shares - Before Taxes                               -0.34%     9.02%             3.34%
-----------------------------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions                                -1.79%     8.12%             2.53%
-----------------------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares                            0.45%     7.45%             2.46%
-----------------------------------------------------------------------------------------------
Class B shares - Before Taxes                                0.01%     9.24%             3.39%
-----------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                           4.01%     9.52%             3.38%
-----------------------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                             5.44%     9.97%             3.67%
-----------------------------------------------------------------------------------------------
Service Class shares - Before Taxes                          5.56%    10.17%             4.06%
-----------------------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                                              6.06%    10.48%             4.24%
-----------------------------------------------------------------------------------------------
S&P 500(R)Index(5)                                           5.49%    12.83%             1.42%
-----------------------------------------------------------------------------------------------
Moderate Fund Composite Index(8)                             5.84%     9.30%             3.18%
-----------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                               (SINCE INCEPTION
                                                            1 YEAR   5 YEARS    (MAR. 31, 2000)
------------------------------------------------------------------------------------------------
Class A shares - Before Taxes                               -0.57%     4.29%              3.37%
------------------------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                                            -1.63%     5.58%              2.39%
------------------------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares                            0.51%     5.25%              2.39%
------------------------------------------------------------------------------------------------
Class B shares - Before Taxes                               -0.22%     4.44%              3.44%
------------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                           3.72%     4.77%              3.43%
------------------------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                             5.17%     5.26%              3.75%
------------------------------------------------------------------------------------------------
Service Class shares - Before Taxes                          5.35%     5.41%              4.09%
------------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)                 5.78%     5.73%              4.30%
------------------------------------------------------------------------------------------------
Lehman Brothers (LB) U.S.
Aggregate Index(9)                                           6.96%     4.42%              6.43%
------------------------------------------------------------------------------------------------
Moderately Conservative Fund
Composite Index(10)                                          5.91%     7.48%              3.87%
------------------------------------------------------------------------------------------------


8 | INVESTOR DESTINATIONS SERIES

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
CONSERVATIVE FUND
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                   SINCE INCEPTION
                                                1 YEAR   5 YEARS   (MAR. 31, 2000)
-----------------------------------------------------------------------------------
Class A shares - Before Taxes                   -0.10%     6.65%             3.47%
-----------------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions                    -2.05%     3.15%             2.15%
-----------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares               -0.09%     3.09%             2.19%
-----------------------------------------------------------------------------------
Class B shares - Before Taxes                    0.22%     6.85%             3.57%
-----------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)               4.22%     7.16%             3.57%
-----------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                 5.55%     7.67%             3.88%
-----------------------------------------------------------------------------------
Service Class shares - Before Taxes              5.79%     7.81%             4.21%
-----------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)     6.20%     8.12%             4.40%
-----------------------------------------------------------------------------------
LB U.S. Aggregate Index(9)                       6.96%     4.42%             6.43%
-----------------------------------------------------------------------------------
Conservative Fund Composite Index(11)            5.72%     5.48%             4.15%
-----------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Class R performance has been adjusted to eliminate sales charges that do not apply to that class, but has not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (December 29, 2004) are based on the previous performance of Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.


(5) The S&P 500(R) Index, the Fund's primary index, is an unmanaged market capitalization-weighted index of 500 stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(6) The Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500(R) Index (95%) and the Lehman Brothers U.S. Aggregate Index (5%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(7) The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500(R) Index (80%), the Lehman Brothers U.S. Aggregate Index (15%), and the Citigroup 3-Month T-Bill Index (5%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(8) The Moderate Fund Composite Index is an unmanaged, hypothetical combination of the S&P 500(R) Index (60%), the Lehman Brothers U.S. Aggregate Index (25%) and the Citigroup 3-Month T-Bill Index (15%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(9) The Lehman Brothers U.S. Aggregate Index, the Fund's primary index, is an unmanaged market value-weighted index of investment-grade, fixed rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole. An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


(10) The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Lehman Brothers U.S. Aggregate Index (35%), the Citigroup 3-Month T-Bill Index (25%) and the S&P 500(R) Index (40%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(11) The Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Citigroup 3-Month T-Bill Index (45%), the Lehman Brothers U.S. Aggregate Index (35%) and the S&P 500(R) Index (20%). An index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                INVESTOR DESTINATIONS SERIES | 9

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may pay indirectly through ownership of shares of the Funds. See Section 2, Fund Details, for more information.


--------------------------------------------------------------------------------
AGGRESSIVE FUND


SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM                                                                       SERVICE CLASS  INSTITUTIONAL
FUND ASSETS)                           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.13%           0.13%           0.13%           0.13%           0.13%          0.13%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                      0.07%           0.06%           0.06%           0.26%           0.21%          0.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)                  0.45%           1.19%           1.19%           0.89%           0.59%          0.19%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING
EXPENSES(8)                            0.30%           0.30%           0.30%           0.30%           0.30%          0.30%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES              0.75%           1.49%           1.49%           1.19%           0.89%          0.49%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND


SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM                                                                       SERVICE CLASS  INSTITUTIONAL
FUND ASSETS)                           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.13%           0.13%           0.13%           0.13%           0.13%          0.13%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                      0.07%           0.06%           0.06%           0.26%           0.20%          0.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)                  0.45%           1.19%           1.19%           0.89%           0.58%          0.19%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING
EXPENSES(8)                            0.28%           0.28%           0.28%           0.28%           0.28%          0.28%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES              0.73%           1.47%           1.47%           1.17%           0.86%          0.47%
------------------------------------------------------------------------------------------------------------------------------------


10 | INVESTOR DESTINATIONS SERIES

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)


--------------------------------------------------------------------------------
MODERATE FUND


SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM                                                                       SERVICE CLASS  INSTITUTIONAL
FUND ASSETS)                           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.13%           0.13%           0.13%           0.13%           0.13%          0.13%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                      0.07%           0.06%           0.06%           0.26%           0.20%          0.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)                  0.45%           1.19%           1.19%           0.89%           0.58%          0.19%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING
EXPENSES(8)                            0.28%           0.28%           0.28%           0.28%           0.28%          0.28%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES              0.73%           1.47%           1.47%           1.17%           0.86%          0.47%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND


SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM                                                                       SERVICE CLASS  INSTITUTIONAL
FUND ASSETS)                           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.13%           0.13%           0.13%           0.13%           0.13%          0.13%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                      0.09%           0.08%           0.08%           0.28%           0.22%          0.08%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)                  0.47%           1.21%           1.21%           0.91%           0.60%          0.21%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT ANNUAL
UNDERLYING FUND) OPERATING
EXPENSES(8)                            0.29%           0.29%           0.29%           0.29%           0.29%          0.29%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES              0.76%           1.50%           1.50%           1.20%           0.89%          0.50%
------------------------------------------------------------------------------------------------------------------------------------


                                               INVESTOR DESTINATIONS SERIES | 11

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
CONSERVATIVE FUND


SHAREHOLDER FEES (PAID DIRECTLY                                                                        SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE DEDUCTED                                                                   SERVICE CLASS  INSTITUTIONAL
FROM FUND ASSETS)                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.13%           0.13%           0.13%           0.13%           0.13%          0.13%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund assets
to cover the cost of sales,
promotions and other distribution
activities, as well as certain
shareholder servicing costs)           0.25%           1.00%           1.00%           0.50%           0.25%          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                      0.10%           0.09%           0.09%           0.29%           0.23%          0.09%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(7)                  0.48%           1.22%           1.22%           0.92%           0.61%          0.22%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND) OPERATING
EXPENSES(8)                            0.29%           0.29%           0.29%           0.29%           0.29%          0.29%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES              0.77%           1.51%           1.51%           1.21%           0.90%          0.51%
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.15% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee is paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class-Class C Shares.


(6) "Other Expenses" include administrative services fees which currently are permitted to be up to 0.25% with respect to Class A, Class R and Service Class shares. For the fiscal year ended October 31, 2007, administrative services fees were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A shares, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class R shares and 0.15%,
      0.14%, 0.14%, 0.14% and 0.14% for Service Class shares of the Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses for the shares of each Class of each Fund to 0.25% until at least May 1, 2009.This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Direct and Aquired Fund Annual Fund Operating Expenses" could increase to 0.75%, 0.75%, 0.75%, 0.75% and 0.75% for Class A shares, 1.00%, 1.00%, 1.00%, 1.00% and
      1.00% for Class R shares and 0.75%, 0.75%, 0.75%, 0.75% and 0.75% for
      Service Class shares of the Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds, respectively, before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.

(8) Because the Funds invest primarily in other Nationwide Funds, they are shareholders of those Underlying Funds. The Underlying Funds do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments.


12 | INVESTOR DESTINATIONS SERIES

SECTION 1 NATIONWIDE INVESTOR DESTINATIONS SERIES
          FUND SUMMARIES AND PERFORMANCE (CONT.)

EXAMPLE


This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example also reflects the fees of the Underlying Funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------
                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
AGGRESSIVE FUND
---------------------------------------------------------------------------------
Class A shares*                            $  647   $   801   $   968   $  1,452
---------------------------------------------------------------------------------
Class B shares                                652       771     1,013      1,485
---------------------------------------------------------------------------------
Class C shares                                252       471       813      1,779
---------------------------------------------------------------------------------
Class R shares                                121       378       654      1,445
---------------------------------------------------------------------------------
Service Class shares                           91       284       493      1,096
---------------------------------------------------------------------------------
Institutional Class shares                     50       157       274        616
---------------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
---------------------------------------------------------------------------------
Class A shares*                            $  645   $   795   $   958   $  1,429
---------------------------------------------------------------------------------
Class B shares                                650       765     1,003      1,462
---------------------------------------------------------------------------------
Class C shares                                250       465       803      1,757
---------------------------------------------------------------------------------
Class R shares                                119       372       644      1,420
---------------------------------------------------------------------------------
Service Class shares                           88       274       477      1,061
---------------------------------------------------------------------------------
Institutional Class shares                     48       151       263        591
---------------------------------------------------------------------------------
MODERATE FUND
---------------------------------------------------------------------------------
Class A shares*                            $  645   $   795   $   958   $  1,429
---------------------------------------------------------------------------------
Class B shares                                650       765     1,003      1,462
---------------------------------------------------------------------------------
Class C shares                                250       465       803      1,757
---------------------------------------------------------------------------------
Class R shares                                119       372       644      1,420
---------------------------------------------------------------------------------
Service Class shares                           88       274       477      1,061
---------------------------------------------------------------------------------
Institutional Class shares                     48       151       263        591
---------------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
---------------------------------------------------------------------------------
Class A shares*                            $  648   $   804   $   973   $  1,463
---------------------------------------------------------------------------------
Class B shares                                653       774     1,018      1,496
---------------------------------------------------------------------------------
Class C shares                                253       474       818      1,791
---------------------------------------------------------------------------------
Class R shares                                122       381       660      1,455
---------------------------------------------------------------------------------
Service Class shares                           91       284       493      1,096
---------------------------------------------------------------------------------
Institutional Class shares                     51       169       280        628
---------------------------------------------------------------------------------
CONSERVATIVE FUND
---------------------------------------------------------------------------------
Class A shares*                            $  649   $   807   $   978   $  1,474
---------------------------------------------------------------------------------
Class B shares                                654       777     1,024      1,508
---------------------------------------------------------------------------------
Class C shares                                254       477       824      1,802
---------------------------------------------------------------------------------
Class R shares                                123       384       665      1,466
---------------------------------------------------------------------------------
Service Class shares                           92       287       498      1,108
---------------------------------------------------------------------------------
Institutional Class shares                     52       164       285        640


*     Assumes a CDSC does not apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares**:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
AGGRESSIVE FUND
---------------------------------------------------------------------------------
Class B shares                             $  152   $ 1,471   $   813   $  1,485
---------------------------------------------------------------------------------
Class C shares                                152       471       813      1,779
---------------------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
---------------------------------------------------------------------------------
Class B shares                             $  150   $   465   $   803   $  1,462
---------------------------------------------------------------------------------
Class C shares                                150       465       803      1,757
---------------------------------------------------------------------------------
MODERATE FUND
---------------------------------------------------------------------------------
Class B shares                             $  150   $   465   $   803   $  1,462
---------------------------------------------------------------------------------
Class C shares                                150       465       803      1,757
---------------------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
---------------------------------------------------------------------------------
Class B shares                             $  153   $   474   $   818   $  1,496
---------------------------------------------------------------------------------
Class C shares                                153       474       818      1,791
---------------------------------------------------------------------------------
CONSERVATIVE FUND
---------------------------------------------------------------------------------
Class B shares                             $  154   $   477   $   824   $  1,508
---------------------------------------------------------------------------------
Class C shares                                154       477       824      1,802
---------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

                                               INVESTOR DESTINATIONS SERIES | 13

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The Investor Destinations Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed, risk-based allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Fund's target asset class allocations. The Adviser bases this decision on each Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates Advisors LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. that provides asset allocation consulting services, to develop recommended target allocations to the asset classes within each Fund. However, the Adviser ultimately has sole responsibility for determining each Fund's target allocation range, asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund's investment objective and target risk level. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.


The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews target allocation ranges, asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the target allocation ranges, asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in order to meet the investment objective. There can be no guarantee that any of the Funds will meet its respective objective.

Most of the Underlying Funds follow passive investment strategies. Their portfolio managers do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of the Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is relatively low shareholder expenses, which can enhance their total returns.

A description of the Underlying Funds and the types of securities in which they invest can be found in the Appendix.


TEMPORARY INVESTMENTS

Each of the Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances or anticipated redemption activity, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Investor Destinations Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


14 | INVESTOR DESTINATIONS SERIES

SECTION 3 FUND MANAGEMENT


INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

The Adviser determines the target asset allocation for each Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying Funds, and also selects and monitors any non-affiliated mutual funds held by the Funds. For these services, each Investor Destinations Fund pays the Adviser an annual management fee based on each Investor Destinations Fund's average daily net assets. This is in addition to the indirect investment management fees that the Funds pay as shareholders of affiliated Underlying Funds that the Adviser also manages. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was 0.13%.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT


Thomas R. Hickey, Jr. is the Funds' portfolio manager and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Hickey joined NFA in April 2001 and is Vice President of Portfolio Analytics and Product Management where he manages various asset allocation products.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                               INVESTOR DESTINATIONS SERIES | 15

SECTION 4 INVESTING WITH NATIONWIDE FUNDS


CHOOSING A SHARE CLASS


--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                            portion of your initial investment goes
                                       toward the sales charge and is not
                                       invested.

Contingent deferred                  Reduction and waivers of sales charges
sales charge (CDSC)(1)                 may be available.

Annual service and/or                Total annual operating expenses are lower
12b-1 fee of 0.25%                     than Class B and Class C expenses,
Administrative services                which means higher dividends and/or
fee up to 0.25%                        net asset value ("NAV") per share.

                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines 1% in most years to
                                       zero after six years.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 1.00%                     higher than Class A expenses, which
No administrative                      means lower dividends and/or NAV
services fee                           per share.

                                     Automatic conversion to Class A shares
                                       after seven years, which means lower
                                       annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                       Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                       investment immediately goes toward
                                       buying shares.
                                     No reduction of CDSC, but waivers may
                                       be available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 1.00%                     higher than Class A expenses, which
No administrative                      means lower dividends and/or NAV
services fee                           per share.

                                     No conversion feature.

                                     Maximum investment amount of
                                       $1,000,000(2). Larger investments may be rejected.

--------------------------------------------------------------------------------


(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.15% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


16 | INVESTOR DESTINATIONS SERIES

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                         SALES CHARGE AS A PERCENTAGE OF
                         -------------------------------
                                                                        DEALER
                                                   NET AMOUNT    COMMISSION AS
AMOUNT OF                          OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                              PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                     5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                    4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                  3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                  2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                  2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                    None              None             None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

                                               INVESTOR DESTINATIONS SERIES | 17

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser and its affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.15% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES


--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                             0.15%            0.10%         0.05%
--------------------------------------------------------------------------------


Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.


If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.


--------------------------------------------------------------------------------

18 | INVESTOR DESTINATIONS SERIES

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

-------------------------------------------------------------------------------
                                                                       7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS  6 YEARS  OR MORE
-------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%       1%       0%
-------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


                                               INVESTOR DESTINATIONS SERIES | 19

SERVICE CLASS SHARES

Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or


o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES


SALES CHARGES


Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R and Service Class shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either a
                                  distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares              0.25% (distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

20 | INVESTOR DESTINATIONS SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.


In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                               INVESTOR DESTINATIONS SERIES | 21

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                 HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.       * EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-DAY
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND         WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                               ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION
                                                                     SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has           THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial            relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange    intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is          and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or    processed at the NAV next calculated after the Funds' agent or an
an authorized intermediary receives your order in proper form.    authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made       BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.        mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,   include your account number(s) and the name(s) of the Fund(s) you
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT     wish to exchange from and to. The letter must be signed by all
CARD CHECKS OR MONEY ORDERS.                                      account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges        BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The Funds     you decline this option on your application. The Funds follow
follow procedures to confirm that telephone instructions are      procedures to confirm that telephone instructions are genuine and
genuine and will not be liable for any loss, injury, damage or    will not be liable for any loss, injury, damage or expense that
expense that results from executing such instructions. The        results from executing such instructions. The Funds may revoke
Funds may revoke telephone privileges at any time, without        telephone privileges at any time, without notice to shareholders.
notice to shareholders.                                           For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                  ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                  The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'   ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line               website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                          of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal    BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization       directly to your account at a commercial bank. A voided check
will be in effect unless you give the Funds written notice of     must be attached to your application. (The authorization will be
its termination.)                                                 in effect unless you give the Funds written notice of its
                                                                  termination.)
o  if you choose this method to open a new account, you must
   call our toll-free number before you wire your investment      o  your proceeds typically will be wired to your bank on the next
   and arrange to fax your completed application.                    business day after your order has been processed.

o  your bank may charge a fee to wire funds.                      o  Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
o  the wire must be received by 4:00 p.m. in order to receive
   the current day's NAV.                                         o  your financial institution may also charge a fee for receiving the wire.

                                                                  o  funds sent outside the U.S. may be subject to higher fees.

                                                                  BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide   BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the        be sent to your bank via ACH on the second business day after
second business day after your purchase order has been            your order has been processed. A voided check must be attached to
processed. A voided check must be attached to your application.   your application. Money sent through ACH should reach your bank
Money sent through ACH typically reaches Nationwide Funds from    in two business days. There is no fee for this service. (The
your bank in two business days. There is no fee for this          authorization will be in effect unless you give the Funds written
service. (The authorization will be in effect unless you give     notice of its termination.)
the Funds written notice of its termination.)

                                                                  ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement      RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans or    administrator regarding transactions. Retirement plans or their
their administrators wishing to conduct transactions should       administrators wishing to conduct transactions should call our
call our toll-free number. Eligible entities or individuals       toll-free number. Eligible entities or individuals wishing to
wishing to conduct transactions in Service Class or               conduct transactions in Service Class or Institutional Class
Institutional Class shares should call our toll-free number.      shares should call our toll-free number.


22 | INVESTOR DESTINATIONS SERIES

BUYING SHARES


SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Funds' NAVs are calculated based upon the net asset values of the Underlying Funds in which the Funds invest. The prospectuses for these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                               INVESTOR DESTINATIONS SERIES | 23

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                         $    2,000 (per Fund)
To open an IRA account                                     $    1,000 (per Fund)
Additional investments                                     $      100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                          $    1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                        $                  50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
To open an account                                         $   50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.


o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


24 | INVESTOR DESTINATIONS SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).


EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or


o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------
                                               INVESTOR DESTINATIONS SERIES | 25

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading, as may be the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------
26 | INVESTOR DESTINATIONS SERIES

EXCHANGE AND REDEMPTION FEES


In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Nationwide Investor Destinations Funds. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders
   Fund                                                  2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                               INVESTOR DESTINATIONS SERIES | 27

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification


28 | INVESTOR DESTINATIONS SERIES
requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.


                                               INVESTOR DESTINATIONS SERIES | 29

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                       NET ASSET                        AND
                                          VALUE,          NET    UNREALIZED   TOTAL FROM
                                       BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                       OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               $ 6.36      0.08             1.45         1.53
Year Ended October 31, 2004               $ 7.81      0.10             0.80         0.90
Year Ended October 31, 2005               $ 8.61      0.19             0.87         1.06
Year Ended October 31, 2006               $ 9.48      0.15             1.53         1.68
Year Ended October 31, 2007               $10.77      0.20             1.52         1.72
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $ 6.32      0.04             1.43         1.47
Year Ended October 31, 2004               $ 7.74      0.04             0.80         0.84
Year Ended October 31, 2005               $ 8.53      0.11             0.86         0.97
Year Ended October 31, 2006               $ 9.38      0.08             1.52         1.60
Year Ended October 31, 2007               $10.66      0.12             1.50         1.62
----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $ 6.32      0.05             1.42         1.47
Year Ended October 31, 2004               $ 7.73      0.04             0.80         0.84
Year Ended October 31, 2005               $ 8.52      0.12             0.86         0.98
Year Ended October 31, 2006               $ 9.37      0.07             1.52         1.59
Year Ended October 31, 2007               $10.64      0.12             1.49         1.61
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)         $ 7.45          (i)          0.29         0.29
Year Ended October 31, 2004               $ 7.74      0.07             0.82         0.89
Year Ended October 31, 2005               $ 8.56      0.18             0.86         1.04
Year Ended October 31, 2006               $ 9.42      0.16             1.49         1.65
Year Ended October 31, 2007               $10.69      0.21             1.46         1.67
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                  NET        NET                    NET ASSET    TOTAL
                                           INVESTMENT   REALIZED           TOTAL   VALUE, END   RETURN
                                               INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   (a)(b)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    (0.08)        --           (0.08)       $ 7.81   24.34%
Year Ended October 31, 2004                    (0.10)        --           (0.10)       $ 8.61   11.55%
Year Ended October 31, 2005                    (0.19)        --           (0.19)       $ 9.48   12.36%
Year Ended October 31, 2006                    (0.20)     (0.19)          (0.39)       $10.77   18.13%
Year Ended October 31, 2007                    (0.27)     (0.23)          (0.50)       $11.99   16.46%
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                    (0.05)        --           (0.05)       $ 7.74   23.42%
Year Ended October 31, 2004                    (0.05)        --           (0.05)       $ 8.53   10.86%
Year Ended October 31, 2005                    (0.12)        --           (0.12)       $ 9.38   11.46%
Year Ended October 31, 2006                    (0.13)     (0.19)          (0.32)       $10.66   17.39%
Year Ended October 31, 2007                    (0.21)     (0.23)          (0.44)       $11.84   15.62%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                    (0.06)        --           (0.06)       $ 7.73   23.41%
Year Ended October 31, 2004                    (0.05)        --           (0.05)       $ 8.52   10.88%
Year Ended October 31, 2005                    (0.13)        --           (0.13)       $ 9.37   11.49%
Year Ended October 31, 2006                    (0.13)     (0.19)          (0.32)       $10.64   17.29%
Year Ended October 31, 2007                    (0.21)     (0.23)          (0.44)       $11.81   15.55%
------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)                 --         --              --        $ 7.74    3.89%
Year Ended October 31, 2004                    (0.07)        --           (0.07)       $ 8.56   11.58%
Year Ended October 31, 2005                    (0.18)        --           (0.18)       $ 9.42   12.19%
Year Ended October 31, 2006                    (0.19)     (0.19)          (0.38)       $10.69   17.93%
Year Ended October 31, 2007                    (0.25)     (0.23)          (0.48)       $11.88   16.11%
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                           RATIO OF      INVESTMENT
                                                                              RATIO        EXPENSES   INCOME (LOSS)
                                                                             OF NET       (PRIOR TO       (PRIOR TO
                                       NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                        AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                           PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $  3,742            0.52%           1.04%              (g)             (g)         44.11%
Year Ended October 31, 2004              $ 19,737            0.47%           1.06%              (g)             (g)          2.12%
Year Ended October 31, 2005              $ 38,583            0.49%           1.87%              (g)             (g)          6.51%
Year Ended October 31, 2006              $ 61,217            0.45%           1.27%            0.46%           1.27%          4.80%
Year Ended October 31, 2007              $ 90,084            0.45%           1.67%            0.45%           1.66%          3.92%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003              $  1,557            1.25%           0.16%              (g)             (g)         44.11%
Year Ended October 31, 2004              $  7,414            1.20%           0.35%              (g)             (g)          2.12%
Year Ended October 31, 2005              $ 11,761            1.21%           1.18%              (g)             (g)          6.51%
Year Ended October 31, 2006              $ 16,890            1.19%           0.64%            1.19%           0.64%          4.80%
Year Ended October 31, 2007              $ 21,967            1.19%           0.95%            1.19%           0.95%          3.92%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              $  7,706            1.26%           0.22%              (g)             (g)         44.11%
Year Ended October 31, 2004              $ 43,668            1.20%           0.32%              (g)             (g)          2.12%
Year Ended October 31, 2005              $ 71,231            1.21%           1.16%              (g)             (g)          6.51%
Year Ended October 31, 2006              $ 93,557            1.19%           0.65%            1.19%           0.64%          4.80%
Year Ended October 31, 2007              $127,450            1.19%           0.95%            1.19%           0.95%          3.92%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)        $      1            0.82%          (0.46%)           0.92%         (0.56%)         44.11%
Year Ended October 31, 2004              $     38            0.63%           0.93%              (g)             (g)          2.12%
Year Ended October 31, 2005              $    216            0.63%           1.47%              (g)             (g)          6.51%
Year Ended October 31, 2006              $  2,083            0.79%           0.88%            0.80%           0.88%          4.80%
Year Ended October 31, 2007              $ 29,199            0.77%           1.19%            0.77%           1.19%          3.92%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions in this period.

(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(i)   The amount is less than $0.005.


30 | INVESTOR DESTINATIONS SERIES

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND FINANCIAL HIGHLIGHTS (CONT.)

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                           INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                       NET ASSET                        AND
                                          VALUE,          NET    UNREALIZED   TOTAL FROM
                                       BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                       OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)         $ 9.31         0.09          0.25         0.34
Year Ended October 31, 2006               $ 9.53         0.22          1.50         1.72
Year Ended October 31, 2007               $10.84         0.28          1.48         1.76
----------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003               $ 6.37         0.07          1.45         1.52
Year Ended October 31, 2004               $ 7.82         0.09          0.81         0.90
Year Ended October 31, 2005               $ 8.63         0.18          0.87         1.05
Year Ended October 31, 2006               $ 9.50         0.14          1.54         1.68
Year Ended October 31, 2007               $10.80         0.19          1.51         1.70
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
                                              NET        NET                    NET ASSET
                                       INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                           INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)          (0.12)         --          (0.12)       $ 9.53           3.66%
Year Ended October 31, 2006                (0.22)     (0.19)          (0.41)       $10.84          18.54%
Year Ended October 31, 2007                (0.29)     (0.23)          (0.52)       $12.08          16.77%
---------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003                (0.07)         --          (0.07)       $ 7.82          24.08%
Year Ended October 31, 2004                (0.09)         --          (0.09)       $ 8.63          11.50%
Year Ended October 31, 2005                (0.18)         --          (0.18)       $ 9.50          12.18%
Year Ended October 31, 2006                (0.19)     (0.19)          (0.38)       $10.80          18.04%
Year Ended October 31, 2007                (0.26)     (0.23)          (0.49)       $12.01          16.20%
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                              RATIO        RATIO OF      INVESTMENT
                                                                             OF NET        EXPENSES   INCOME (LOSS)
                                                                         INVESTMENT       (PRIOR TO       (PRIOR TO
                                       NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                        AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                           PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)        $      1            0.24%            1.39%             (g)             (g)          6.51%
Year Ended October 31, 2006              $  1,439            0.18%            1.74%           0.19%           1.73%          4.80%
Year Ended October 31, 2007              $ 34,670            0.19%            1.80%           0.19%           1.80%          3.92%
----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003              $129,717            0.61%            0.98%           0.63%           0.96%         44.11%
Year Ended October 31, 2004              $282,486            0.59%            0.94%           0.60%           0.94%          2.12%
Year Ended October 31, 2005              $439,966            0.62%            1.78%             (g)             (g)          6.51%
Year Ended October 31, 2006              $676,249            0.59%            1.16%           0.60%           1.15%          4.80%
Year Ended October 31, 2007              $914,796            0.59%            1.55%           0.59%           1.55%          3.92%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g)   There were no fee reductions in this period.


                                               INVESTOR DESTINATIONS SERIES | 31

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                    NET ASSET          NET     UNREALIZED
                                       VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                    BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                    OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 7.04         0.11           1.31         1.42
Year Ended October 31, 2004            $ 8.35         0.12           0.75         0.87
Year Ended October 31, 2005            $ 9.10         0.21           0.74         0.95
Year Ended October 31, 2006            $ 9.84         0.18           1.33         1.51
Year Ended October 31, 2007            $11.00         0.25           1.31         1.56
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $ 6.99         0.07           1.28         1.35
Year Ended October 31, 2004            $ 8.26         0.07           0.73         0.80
Year Ended October 31, 2005            $ 8.99         0.14           0.73         0.87
Year Ended October 31, 2006            $ 9.72         0.11           1.30         1.41
Year Ended October 31, 2007            $10.85         0.16           1.31         1.47
---------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $ 7.00         0.08           1.28         1.36
Year Ended October 31, 2004            $ 8.27         0.07           0.72         0.79
Year Ended October 31, 2005            $ 8.99         0.14           0.73         0.87
Year Ended October 31, 2006            $ 9.72         0.11           1.31         1.42
Year Ended October 31, 2007            $10.86         0.16           1.30         1.46
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (h)      $ 8.01             (g)        0.25         0.25
Year Ended October 31, 2004            $ 8.26         0.10           0.75         0.85
Year Ended October 31, 2005            $ 9.01         0.20           0.74         0.94
Year Ended October 31, 2006            $ 9.75         0.20           1.27         1.47
Year Ended October 31, 2007            $10.87         0.24           1.27         1.51
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (i)      $ 9.67         0.12           0.20         0.32
Year Ended October 31, 2006            $ 9.85         0.25           1.27         1.52
Year Ended October 31, 2007            $10.99         0.32           1.28         1.60
---------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 7.03         0.10           1.31         1.41
Year Ended October 31, 2004            $ 8.34         0.11           0.74         0.85
Year Ended October 31, 2005            $ 9.08         0.20           0.75         0.95
Year Ended October 31, 2006            $ 9.83         0.17           1.32         1.49
Year Ended October 31, 2007            $10.98         0.24           1.32         1.56
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------
                                           NET       NET                       NET ASSET       TOTAL
                                    INVESTMENT   REALIZED            TOTAL    VALUE, END      RETURN
                                        INCOME      GAINS    DISTRIBUTIONS     OF PERIOD      (a)(b)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             (0.11)        --             (0.11)      $  8.35      20.42%
Year Ended October 31, 2004             (0.12)        --             (0.12)      $  9.10      10.48%
Year Ended October 31, 2005             (0.21)          (g)          (0.21)      $  9.84      10.47%
Year Ended October 31, 2006             (0.22)     (0.13)            (0.35)      $ 11.00      15.66%
Year Ended October 31, 2007             (0.30)     (0.23)            (0.53)      $ 12.03      14.67%
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             (0.08)        --             (0.08)      $  8.26      19.43%
Year Ended October 31, 2004             (0.07)        --             (0.07)      $  8.99       9.66%
Year Ended October 31, 2005             (0.14)          (g)          (0.14)      $  9.72       9.74%
Year Ended October 31, 2006             (0.15)     (0.13)            (0.28)      $ 10.85      14.83%
Year Ended October 31, 2007             (0.23)     (0.23)            (0.46)      $ 11.86      13.87%
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             (0.09)        --             (0.09)      $  8.27      19.64%
Year Ended October 31, 2004             (0.07)        --             (0.07)      $  8.99       9.58%
Year Ended October 31, 2005             (0.14)          (g)          (0.14)      $  9.72       9.74%
Year Ended October 31, 2006             (0.15)     (0.13)            (0.28)      $ 10.86      14.83%
Year Ended October 31, 2007             (0.23)     (0.23)            (0.46)      $ 11.86      13.87%
-------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (h)          --         --                --       $  8.26       3.12%(f)
Year Ended October 31, 2004             (0.10)        --             (0.10)      $  9.01      10.27%
Year Ended October 31, 2005             (0.20)          (g)          (0.20)      $  9.75      10.49%
Year Ended October 31, 2006             (0.22)     (0.13)            (0.35)      $ 10.87      15.43%
Year Ended October 31, 2007             (0.28)     (0.23)            (0.51)      $ 11.87      14.25%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (i)       (0.14)        --             (0.14)      $  9.85       3.37%(f)
Year Ended October 31, 2006             (0.25)     (0.13)            (0.38)      $ 10.99      15.84%
Year Ended October 31, 2007             (0.33)     (0.23)            (0.56)      $ 12.03      14.96%
-------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003             (0.10)        --             (0.10)      $  8.34      20.26%
Year Ended October 31, 2004             (0.11)        --             (0.11)      $  9.08      10.22%
Year Ended October 31, 2005             (0.20)          (g)          (0.20)      $  9.83      10.48%
Year Ended October 31, 2006             (0.21)     (0.13)            (0.34)      $ 10.98      15.53%
Year Ended October 31, 2007             (0.29)     (0.23)            (0.52)      $ 12.02      14.55%
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                            RATIO       RATIO OF         INVESTMENT
                                                                           OF NET       EXPENSES      INCOME (LOSS)
                                                                       INVESTMENT      (PRIOR TO          (PRIOR TO
                                                      RATIO OF             INCOME     REIMBURSE-         REIMBURSE-
                                    NET ASSETS        EXPENSES          (LOSS) TO      MENTS) TO          MENTS) TO
                                     AT END OF      TO AVERAGE            AVERAGE    AVERAGE NET        AVERAGE NET
                                        PERIOD      ASSETS (c)         ASSETS (c)         (c)(d)             (c)(d)      PORTFOLIO
                                        (000s)             NET                NET         ASSETS             ASSETS   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $    9,729        0.48%             1.42%             (f)               (f)              8.08%
Year Ended October 31, 2004         $   35,416        0.47%             1.37%           0.47%             1.37%              2.74%
Year Ended October 31, 2005         $   57,073        0.49%             2.10%             (f)               (f)              5.51%
Year Ended October 31, 2006         $   83,365        0.46%             1.65%           0.47%             1.64%              6.67%
Year Ended October 31, 2007         $  110,994        0.44%             2.09%           0.44%             2.09%              2.80%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $    5,740        1.22%             0.63%             (f)               (f)              8.08%
Year Ended October 31, 2004         $   19,546        1.19%             0.67%           1.19%             0.67%              2.74%
Year Ended October 31, 2005         $   30,177        1.21%             1.40%             (h)               (h)              5.51%
Year Ended October 31, 2006         $   39,399        1.19%             1.03%           1.20%             1.02%              6.67%
Year Ended October 31, 2007         $   44,366        1.18%             1.37%           1.18%             1.37%              2.80%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $   17,804        1.22%             0.64%            (f)               (f)               8.08%
Year Ended October 31, 2004         $   99,211        1.19%             0.66%           1.19%             0.66%              2.74%
Year Ended October 31, 2005         $  155,315        1.21%             1.39%             (h)               (h)              5.51%
Year Ended October 31, 2006         $  192,830        1.19%             1.03%           1.20%             1.02%              6.67%
Year Ended October 31, 2007         $  229,821        1.18%             1.37%           1.18%             1.37%              2.80%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (h)   $        1        0.75%(g)         (0.04%)(g)       0.85%(g)         (0.14%)(g)          8.08%
Year Ended October 31, 2004         $       63        0.62%             1.19%             (f)              (f)               2.74%
Year Ended October 31, 2005         $      253        0.61%             1.92%             (f)              (f)               5.51%
Year Ended October 31, 2006         $    2,847        0.80%             1.73%           0.80%             1.72%              6.67%
Year Ended October 31, 2007         $   57,400        0.79%             1.69%           0.79%             1.69%              2.80%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (i)   $        1        0.24%(g)          1.73%(g)          (f)               (f)              5.51%
Year Ended October 31, 2006         $    3,864        0.19%             2.07%           0.20%             2.06%              6.67%
Year Ended October 31, 2007         $   65,584        0.19%             2.22%           0.19%             2.22%              2.80%
----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003         $  214,101        0.61%             1.36%             (f)               (f)              8.08%
Year Ended October 31, 2004         $  452,237        0.59%             1.26%           0.59%             1.26%              2.74%
Year Ended October 31, 2005         $  736,304        0.61%             1.98%            (f)               (f)               5.51%
Year Ended October 31, 2006         $1,077,126        0.59%             1.54%           0.60%             1.54%              6.67%
Year Ended October 31, 2007         $1,389,857        0.58%             1.97%           0.58%             1.97%              2.80%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)   There were no fee reductions in this period.

(g)   The amount is less than $0.005.

(h) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(i) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.


32 | INVESTOR DESTINATIONS SERIES

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------
                                                  INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                    NET ASSET          NET    UNREALIZED
                                       VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                    BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 7.94         0.15          1.08         1.23
Year Ended October 31, 2004            $ 9.01         0.17          0.58         0.75
Year Ended October 31, 2005            $ 9.60         0.23          0.52         0.75
Year Ended October 31, 2006            $10.11         0.23          1.00         1.23
Year Ended October 31, 2007            $10.97         0.30          0.93         1.23
-------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $ 7.92         0.11          1.06         1.17
Year Ended October 31, 2004            $ 8.96         0.10          0.59         0.69
Year Ended October 31, 2005            $ 9.55         0.16          0.50         0.66
Year Ended October 31, 2006            $10.04         0.15          0.99         1.14
Year Ended October 31, 2007            $10.89         0.20          0.92         1.12
-------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $ 7.90         0.11          1.06         1.17
Year Ended October 31, 2004            $ 8.94         0.10          0.58         0.68
Year Ended October 31, 2005            $ 9.52         0.16          0.50         0.66
Year Ended October 31, 2006            $10.01         0.16          0.99         1.15
Year Ended October 31, 2007            $10.86         0.21          0.92         1.13
-------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)      $ 8.77         0.01          0.18         0.19
Year Ended October 31, 2004            $ 8.96         0.13          0.60         0.73
Year Ended October 31, 2005            $ 9.56         0.22          0.51         0.73
Year Ended October 31, 2006            $10.06         0.22          0.97         1.19
Year Ended October 31, 2007            $10.89         0.27          0.91         1.18
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)      $10.02         0.18          0.09         0.27
Year Ended October 31, 2006            $10.12         0.27          0.99         1.26
Year Ended October 31, 2007            $10.98         0.33          0.91         1.24
-------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 7.92         0.15          1.07         1.22
Year Ended October 31, 2004            $ 8.99         0.16          0.59         0.75
Year Ended October 31, 2005            $ 9.59         0.22          0.51         0.73
Year Ended October 31, 2006            $10.09         0.22          1.00         1.22
Year Ended October 31, 2007            $10.95         0.27          0.93         1.20
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
                                           NET       NET                       NET ASSET       TOTAL
                                    INVESTMENT   REALIZED            TOTAL    VALUE, END      RETURN
                                        INCOME      GAINS    DISTRIBUTIONS     OF PERIOD      (a)(b)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             (0.16)        --            (0.16)        $ 9.01      15.75%
Year Ended October 31, 2004             (0.16)        --            (0.16)        $ 9.60       8.36%
Year Ended October 31, 2005             (0.23)     (0.01)           (0.24)        $10.11       7.86%
Year Ended October 31, 2006             (0.26)     (0.11)           (0.37)        $10.97      12.41%
Year Ended October 31, 2007             (0.34)     (0.21)           (0.55)        $11.65      11.56%
----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             (0.13)        --            (0.13)        $ 8.96      14.89%
Year Ended October 31, 2004             (0.10)        --            (0.10)        $ 9.55       7.72%
Year Ended October 31, 2005             (0.16)     (0.01)           (0.17)        $10.04       6.96%
Year Ended October 31, 2006             (0.18)     (0.11)           (0.29)        $10.89      11.61%
Year Ended October 31, 2007             (0.25)     (0.21)           (0.46)        $11.55      10.64%
----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             (0.13)        --            (0.13)        $ 8.94      14.98%
Year Ended October 31, 2004             (0.10)        --            (0.10)        $ 9.52       7.67%
Year Ended October 31, 2005             (0.16)     (0.01)           (0.17)        $10.01       6.98%
Year Ended October 31, 2006             (0.19)     (0.11)           (0.30)        $10.86      11.65%
Year Ended October 31, 2007             (0.26)     (0.21)           (0.47)        $11.52      10.69%
----------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)          --         --               --         $ 8.96       2.17%
Year Ended October 31, 2004             (0.13)        --            (0.13)        $ 9.56       8.19%
Year Ended October 31, 2005             (0.22)     (0.01)           (0.23)        $10.06       7.68%
Year Ended October 31, 2006             (0.25)     (0.11)           (0.36)        $10.89      12.11%
Year Ended October 31, 2007             (0.31)     (0.21)           (0.52)        $11.55      11.17%
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)       (0.17)        --            (0.17)        $10.12       2.71%
Year Ended October 31, 2006             (0.29)     (0.11)           (0.40)        $10.98      12.69%
Year Ended October 31, 2007             (0.36)     (0.21)           (0.57)        $11.65      11.73%
----------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003             (0.15)        --            (0.15)        $ 8.99      15.59%
Year Ended October 31, 2004             (0.15)        --            (0.15)        $ 9.59       8.34%
Year Ended October 31, 2005             (0.22)     (0.01)           (0.23)        $10.09       7.66%
Year Ended October 31, 2006             (0.25)     (0.11)           (0.36)        $10.95      12.30%
Year Ended October 31, 2007             (0.32)     (0.21)           (0.53)        $11.62      11.33%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                    NET ASSETS         RATIO OF            INCOME      REIMBURSE-      REIMBURSE-
                                     AT END OF         EXPENSES         (LOSS) TO       MENTS) TO       MENTS) TO
                                        PERIOD       TO AVERAGE           AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                        (000s)   NET ASSETS (c)    NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $    9,972            0.47%             1.88%             (g)             (g)         13.50%
Year Ended October 31, 2004         $   35,157            0.47%             1.78%           0.47%           1.78%          5.64%
Year Ended October 31, 2005         $   57,505            0.48%             2.35%             (g)             (g)          5.91%
Year Ended October 31, 2006         $   68,922            0.46%             2.16%           0.46%           2.15%          8.40%
Year Ended October 31, 2007         $   89,397            0.44%             2.59%           0.44%           2.59%          2.98%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $    6,229            1.21%             1.09%             (g)             (g)         13.50%
Year Ended October 31, 2004         $   19,504            1.19%             1.07%           1.19%           1.07%          5.64%
Year Ended October 31, 2005         $   28,907            1.20%             1.66%             (g)             (g)          5.91%
Year Ended October 31, 2006         $   35,437            1.18%             1.51%           1.19%           1.50%          8.40%
Year Ended October 31, 2007         $   38,475            1.18%             1.85%           1.18%           1.85%          2.98%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $   21,995            1.22%             0.98%             (g)             (g)         13.50%
Year Ended October 31, 2004         $  102,058            1.19%             1.07%           1.19%           1.07%          5.64%
Year Ended October 31, 2005         $  150,491            1.20%             1.66%             (g)             (g)          5.91%
Year Ended October 31, 2006         $  184,788            1.18%             1.51%           1.19%           1.51%          8.40%
Year Ended October 31, 2007         $  212,829            1.18%             1.86%           1.18%           1.86%          2.98%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)   $        1            0.74%             0.68%           0.84%           0.58%         13.50%
Year Ended October 31, 2004         $       42            0.62%             1.79%             (g)             (g)          5.64%
Year Ended October 31, 2005         $      199            0.61%             2.09%             (g)             (g)          5.91%
Year Ended October 31, 2006         $    4,026            0.79%             1.88%           0.79%           1.87%          8.40%
Year Ended October 31, 2007         $   53,930            0.76%             2.21%           0.76%           2.21%          2.98%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)   $        1            0.23%             2.45%             (g)             (g)          5.91%
Year Ended October 31, 2006         $    3,119            0.21%             2.55%           0.21%           2.54%          8.40%
Year Ended October 31, 2007         $   81,100            0.19%             2.78%           0.19%           2.78%          2.98%
--------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003         $  247,424            0.60%             1.82%             (g)             (g)         13.50%
Year Ended October 31, 2004         $  487,130            0.59%             1.66%           0.59%           1.66%          5.64%
Year Ended October 31, 2005         $  934,203            0.60%             2.24%             (g)             (g)          5.91%
Year Ended October 31, 2006         $1,152,756            0.58%             2.05%           0.59%           2.04%          8.40%
Year Ended October 31, 2007         $1,371,857            0.58%             2.45%           0.58%           2.45%          2.98%
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions in this period.

(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.


                                               INVESTOR DESTINATIONS SERIES | 33

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                     NET ASSET         NET    UNREALIZED
                                        VALUE,  INVESTMENT         GAINS  TOTAL FROM
                                     BEGINNING      INCOME   (LOSSES) ON  INVESTMENT
                                     OF PERIOD      (LOSS)   INVESTMENTS  ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $ 8.71        0.20          0.75        0.95
Year Ended October 31, 2004             $ 9.44        0.19          0.44        0.63
Year Ended October 31, 2005             $ 9.88        0.26          0.31        0.57
Year Ended October 31, 2006             $10.18        0.28          0.64        0.92
Year Ended October 31, 2007             $10.64        0.32          0.65        0.97
-------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $ 8.72        0.14          0.75        0.89
Year Ended October 31, 2004             $ 9.44        0.13          0.43        0.56
Year Ended October 31, 2005             $ 9.88        0.20          0.31        0.51
Year Ended October 31, 2006             $10.18        0.20          0.65        0.85
Year Ended October 31, 2007             $10.64        0.24          0.64        0.88
-------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             $ 8.72        0.15          0.73        0.88
Year Ended October 31, 2004             $ 9.42        0.13          0.43        0.56
Year Ended October 31, 2005             $ 9.85        0.18          0.31        0.49
Year Ended October 31, 2006             $10.14        0.20          0.66        0.86
Year Ended October 31, 2007             $10.61        0.24          0.64        0.88
-------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)       $ 9.33        0.01          0.11        0.12
Year Ended October 31, 2004             $ 9.45        0.20          0.42        0.62
Year Ended October 31, 2005             $ 9.91        0.25          0.31        0.56
Year Ended October 31, 2006             $10.22        0.28          0.65        0.93
Year Ended October 31, 2007             $10.69        0.30          0.63        0.93
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)       $10.17        0.23          0.04        0.27
Year Ended October 31, 2006             $10.24        0.31          0.65        0.96
Year Ended October 31, 2007             $10.71        0.36          0.64        1.00
-------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003             $ 8.72        0.19          0.76        0.95
Year Ended October 31, 2004             $ 9.47        0.19          0.43        0.62
Year Ended October 31, 2005             $ 9.91        0.25          0.31        0.56
Year Ended October 31, 2006             $10.21        0.26          0.66        0.92
Year Ended October 31, 2007             $10.68        0.32          0.63        0.95
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
                                            NET        NET                   NET ASSET
                                     INVESTMENT   REALIZED           TOTAL  VALUE, END           TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS   OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               (0.22)        --           (0.22)     $ 9.44           11.02%
Year Ended October 31, 2004               (0.19)        --           (0.19)     $ 9.88            6.71%
Year Ended October 31, 2005               (0.26)     (0.01)          (0.27)     $10.18            5.78%
Year Ended October 31, 2006               (0.29)     (0.17)          (0.46)     $10.64            9.24%
Year Ended October 31, 2007               (0.35)     (0.26)          (0.61)     $11.00            9.42%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               (0.17)        --           (0.17)     $ 9.44           10.37%
Year Ended October 31, 2004               (0.12)        --           (0.12)     $ 9.88            5.99%
Year Ended October 31, 2005               (0.20)     (0.01)          (0.21)     $10.18            5.08%
Year Ended October 31, 2006               (0.22)     (0.17)          (0.39)     $10.64            8.49%
Year Ended October 31, 2007               (0.27)     (0.26)          (0.53)     $10.99            8.53%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               (0.18)        --           (0.18)     $ 9.42           10.26%
Year Ended October 31, 2004               (0.13)        --           (0.13)     $ 9.85            5.99%
Year Ended October 31, 2005               (0.19)     (0.01)          (0.20)     $10.14            5.01%
Year Ended October 31, 2006               (0.22)     (0.17)          (0.39)     $10.61            8.50%
Year Ended October 31, 2007               (0.27)     (0.26)          (0.53)     $10.96            8.66%

CLASS R SHARES
Period Ended October 31, 2003 (f)            --         --              --      $ 9.45            1.29%
Year Ended October 31, 2004               (0.16)        --           (0.16)     $ 9.91            6.55%
Year Ended October 31, 2005               (0.24)     (0.01)          (0.25)     $10.22            5.73%
Year Ended October 31, 2006               (0.29)     (0.17)          (0.46)     $10.69            9.19%
Year Ended October 31, 2007               (0.34)     (0.26)          (0.60)     $11.02            9.04%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)         (0.20)        --           (0.20)     $10.24            3.70%
Year Ended October 31, 2006               (0.32)     (0.17)          (0.49)     $10.71            9.58%
Year Ended October 31, 2007               (0.38)     (0.26)          (0.64)     $11.07            9.64%
--------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003               (0.20)        --           (0.20)     $ 9.47           11.09%
Year Ended October 31, 2004               (0.18)        --           (0.18)     $ 9.91            6.59%
Year Ended October 31, 2005               (0.25)     (0.01)          (0.26)     $10.21            5.67%
Year Ended October 31, 2006               (0.28)     (0.17)          (0.45)     $10.68            9.18%
Year Ended October 31, 2007               (0.34)     (0.26)          (0.60)     $11.03            9.15%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                     NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                      AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                         PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $  4,482             0.53%            2.34%             (g)             (g)         19.93%
Year Ended October 31, 2004            $ 11,157             0.52%            2.12%           0.52%           2.12%          6.66%
Year Ended October 31, 2005            $ 16,923             0.54%            2.57%           0.54%           2.57%          8.37%
Year Ended October 31, 2006            $ 27,244             0.48%            2.65%           0.49%           2.65%         12.64%
Year Ended October 31, 2007            $ 29,097             0.46%            3.06%           0.46%           3.06%         12.07%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $  2,453             1.28%            1.52%             (g)             (g)         19.93%
Year Ended October 31, 2004            $  4,606             1.21%            1.41%             (g)             (g)          6.66%
Year Ended October 31, 2005            $  6,002             1.22%            1.90%           1.22%           1.90%          8.37%
Year Ended October 31, 2006            $  7,376             1.20%            1.98%           1.21%           1.97%         12.64%
Year Ended October 31, 2007            $  7,750             1.20%            2.30%           1.20%           2.30%         12.07%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $  7,530             1.29%            1.45%             (g)             (g)         19.93%
Year Ended October 31, 2004            $ 26,760             1.22%            1.42%             (g)             (g)          6.66%
Year Ended October 31, 2005            $ 39,545             1.22%            1.90%           1.22%           1.90%          8.37%
Year Ended October 31, 2006            $ 41,108             1.20%            1.97%           1.21%           1.97%         12.64%
Year Ended October 31, 2007            $ 45,139             1.20%            2.30%           1.20%           2.30%         12.07%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)      $      1             0.81%            1.34%           0.91%           1.24%         19.93%
Year Ended October 31, 2004            $      1             0.60%            2.01%             (g)             (g)          6.66%
Year Ended October 31, 2005            $      1             0.65%            2.54%           0.65%           2.54%          8.37%
Year Ended October 31, 2006            $    620             0.81%            2.53%           0.82%           2.52%         12.64%
Year Ended October 31, 2007            $ 17,913             0.83%            2.78%           0.83%           2.78%         12.07%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)      $      1             0.29%            3.17%             (g)             (g)          8.37%
Year Ended October 31, 2006            $    905             0.20%            3.05%           0.21%           3.04%         12.64%
Year Ended October 31, 2007            $ 13,890             0.21%            3.30%           0.21%           3.30%         12.07%
----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 78,189             0.61%            2.28%           0.65%           2.24%         19.93%
Year Ended October 31, 2004            $136,368             0.61%            2.01%           0.61%           2.01%          6.66%
Year Ended October 31, 2005            $195,790             0.62%            2.49%           0.62%           2.49%          8.37%
Year Ended October 31, 2006            $241,726             0.60%            2.53%           0.61%           2.52%         12.64%
Year Ended October 31, 2007            $297,623             0.60%            2.99%           0.60%           2.99%         12.07%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions in this period.

(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.


34 | INVESTOR DESTINATIONS SERIES

SECTION 6 NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND FINANCIAL
HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------
                                                       INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                     NET ASSET         NET    UNREALIZED
                                        VALUE,  INVESTMENT         GAINS  TOTAL FROM
                                     BEGINNING      INCOME   (LOSSES) ON  INVESTMENT
                                     OF PERIOD      (LOSS)   INVESTMENTS  ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $  9.51        0.26          0.39        0.65
Year Ended October 31, 2004            $  9.88        0.22          0.25        0.47
Year Ended October 31, 2005            $ 10.13        0.24          0.12        0.36
Year Ended October 31, 2006            $ 10.17        0.34          0.32        0.66
Year Ended October 31, 2007            $ 10.40        0.37          0.31        0.68
-------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $  9.53        0.19          0.38        0.57
Year Ended October 31, 2004            $  9.87        0.15          0.25        0.40
Year Ended October 31, 2005            $ 10.12        0.21          0.08        0.29
Year Ended October 31, 2006            $ 10.16        0.24          0.34        0.58
Year Ended October 31, 2007            $ 10.38        0.29          0.31        0.60
-------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $  9.51        0.20          0.37        0.57
Year Ended October 31, 2004            $  9.85        0.16          0.24        0.40
Year Ended October 31, 2005            $ 10.09        0.21          0.08        0.29
Year Ended October 31, 2006            $ 10.13        0.25          0.34        0.59
Year Ended October 31, 2007            $ 10.35        0.29          0.32        0.61
-------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)      $  9.83        0.02          0.02        0.04
Year Ended October 31, 2004            $  9.87        0.22          0.24        0.46
Year Ended October 31, 2005            $ 10.15        0.22          0.14        0.36
Year Ended October 31, 2006            $ 10.20        0.26          0.38        0.64
Year Ended October 31, 2007            $ 10.40        0.31          0.34        0.65
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)      $ 10.20        0.27        (0.02)        0.25
Year Ended October 31, 2006            $ 10.23        0.33          0.37        0.70
Year Ended October 31, 2007            $ 10.46        0.38          0.33        0.71
-------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $  9.53        0.26          0.38        0.64
Year Ended October 31, 2004            $  9.90        0.23          0.23        0.46
Year Ended October 31, 2005            $ 10.15        0.27          0.09        0.36
Year Ended October 31, 2006            $ 10.20        0.31          0.34        0.65
Year Ended October 31, 2007            $ 10.42        0.35          0.32        0.67

--------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------
                                            NET        NET                   NET ASSET
                                     INVESTMENT   REALIZED           TOTAL  VALUE, END           TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS   OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               (0.28)        --           (0.28)     $ 9.88            6.89%
Year Ended October 31, 2004               (0.22)        --           (0.22)     $10.13            4.84%
Year Ended October 31, 2005               (0.27)     (0.05)          (0.32)     $10.17            3.67%
Year Ended October 31, 2006               (0.31)     (0.12)          (0.43)     $10.40            6.68%
Year Ended October 31, 2007               (0.37)     (0.15)          (0.52)     $10.56            6.78%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               (0.23)        --           (0.23)     $ 9.87            6.05%
Year Ended October 31, 2004               (0.15)        --           (0.15)     $10.12            4.12%
Year Ended October 31, 2005               (0.20)     (0.05)          (0.25)     $10.16            3.02%
Year Ended October 31, 2006               (0.24)     (0.12)          (0.36)     $10.38            5.89%
Year Ended October 31, 2007               (0.29)     (0.15)          (0.44)     $10.54            6.01%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               (0.23)        --           (0.23)     $ 9.85            6.03%
Year Ended October 31, 2004               (0.16)        --           (0.16)     $10.09            4.10%
Year Ended October 31, 2005               (0.20)     (0.05)          (0.25)     $10.13            2.95%
Year Ended October 31, 2006               (0.25)     (0.12)          (0.37)     $10.35            5.92%
Year Ended October 31, 2007               (0.30)     (0.15)          (0.45)     $10.51            6.04%
--------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)            --         --             --       $ 9.87            0.41%
Year Ended October 31, 2004               (0.18)        --           (0.18)     $10.15            4.73%
Year Ended October 31, 2005               (0.26)     (0.05)          (0.31)     $10.20            3.65%
Year Ended October 31, 2006               (0.32)     (0.12)          (0.44)     $10.40            6.46%
Year Ended October 31, 2007               (0.35)     (0.15)          (0.50)     $10.55            6.44%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)         (0.22)        --           (0.22)     $10.23            2.44%
Year Ended October 31, 2006               (0.35)     (0.12)          (0.47)     $10.46            6.91%
Year Ended October 31, 2007               (0.40)     (0.15)          (0.55)     $10.62            7.12%
--------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003               (0.27)        --           (0.27)     $ 9.90            6.76%
Year Ended October 31, 2004               (0.21)        --           (0.21)     $10.15            4.69%
Year Ended October 31, 2005               (0.26)     (0.05)          (0.31)     $10.20            3.62%
Year Ended October 31, 2006               (0.31)     (0.12)          (0.43)     $10.42            6.52%
Year Ended October 31, 2007               (0.36)     (0.15)          (0.51)     $10.58            6.64%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                            RATIO        RATIO OF      INVESTMENT
                                                                           OF NET        EXPENSES   INCOME (LOSS)
                                                                       INVESTMENT       (PRIOR TO       (PRIOR TO
                                     NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                      AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                         PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $  1,798             0.53%            2.83%             (g)             (g)         32.93%
Year Ended October 31, 2004            $  5,008             0.50%            2.43%           0.51%           2.43%         11.67%
Year Ended October 31, 2005            $ 28,965             0.53%            2.85%           0.53%           2.85%         13.42%
Year Ended October 31, 2006            $ 18,384             0.48%            2.98%           0.48%           2.97%         36.51%
Year Ended October 31, 2007            $ 20,102             0.47%            3.54%           0.47%           3.54%         10.69%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            $  1,622             1.29%            1.96%             (g)             (g)         32.93%
Year Ended October 31, 2004            $  3,437             1.23%            1.70%             (g)             (g)         11.67%
Year Ended October 31, 2005            $  4,010             1.22%            2.10%           1.22%           2.10%         13.42%
Year Ended October 31, 2006            $  3,841             1.21%            2.36%           1.22%           2.35%         36.51%
Year Ended October 31, 2007            $  3,701             1.20%            2.81%           1.21%           2.81%         10.69%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $  3,592             1.29%            1.95%             (g)             (g)         32.93%
Year Ended October 31, 2004            $ 13,683             1.24%            1.69%             (g)             (g)         11.67%
Year Ended October 31, 2005            $ 19,106             1.23%            2.10%           1.23%           2.10%         13.42%
Year Ended October 31, 2006            $ 18,474             1.21%            2.36%           1.22%           2.36%         36.51%
Year Ended October 31, 2007            $ 21,304             1.21%            2.81%           1.21%           2.81%         10.69%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)      $      1             0.84%            2.03%           0.94%           1.93%         32.93%
Year Ended October 31, 2004            $      1             0.62%            2.30%             (g)             (g)         11.67%
Year Ended October 31, 2005            $      3             0.65%            2.67%           0.65%           2.67%         13.42%
Year Ended October 31, 2006            $    503             0.83%            3.03%           0.83%           3.02%         36.51%
Year Ended October 31, 2007            $  7,900             0.83%            3.17%           0.83%           3.17%         10.69%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (h)      $      1             0.28%            3.74%           0.28%           3.74%         13.42%
Year Ended October 31, 2006            $    159             0.22%            3.68%           0.23%           3.68%         36.51%
Year Ended October 31, 2007            $  5,020             0.22%            3.77%           0.22%           3.77%         10.69%
----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 59,472             0.61%            2.73%           0.67%           2.68%         32.93%
Year Ended October 31, 2004            $101,261             0.61%            2.31%           0.63%           2.29%         11.67%
Year Ended October 31, 2005            $137,589             0.62%            2.70%           0.63%           2.70%         13.42%
Year Ended October 31, 2006            $167,499             0.61%            2.95%           0.62%           2.95%         36.51%
Year Ended October 31, 2007            $190,120             0.61%            3.41%           0.61%           3.41%         10.69%
----------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   There were no fee reductions in this period.

(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.


                                               INVESTOR DESTINATIONS SERIES | 35

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Fund depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP

NATIONWIDE S&P 500 INDEX FUND seeks to approximately match the performance and yield of the S&P 500 (R) Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500 (R), or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500 (R) and in derivative instruments linked to the S&P 500 (R). The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500 (R) and in derivative instruments linked to the S&P 500 (R), primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 (R) as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P 500 INDEX.


U.S. STOCKS - MID CAP


NATIONWIDE MID CAP MARKET INDEX FUND seeks to match the performance of the S&P Mid Cap 400(R) Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400(R) is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400(R) and in derivative instruments linked to the S&P 400(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400(R), or in the same weightings as in the S&P 400; however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400(R) as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P MID CAP 400(R) INDEX.


U.S. STOCKS - SMALL CAP


NATIONWIDE SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000(R) Index as closely as possible before the deduction of Fund expenses. The Russell 2000(R) is a market weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000(R) and in derivative instruments linked to the Russell 2000(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000(R), or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000(R) Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE RUSSELL 2000(R) INDEX.


INTERNATIONAL STOCKS

NATIONWIDE INTERNATIONAL INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE MSCI EAFE INDEX.


36 | INVESTOR DESTINATIONS SERIES

BONDS

NATIONWIDE BOND INDEX FUND seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE INDEX.

SHORT-TERM BONDS


THE NATIONWIDE CONTRACT is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.


NATIONWIDE SHORT DURATION BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

NATIONWIDE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations on an investor's account value. Under normal market conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the Fund's duration or to minimize fluctuation of the Fund's market value.

MONEY MARKET INSTRUMENTS


NATIONWIDE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.


THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT INVEST PRIMARILY IN SHORT-TERM FIXED INCOME INVESTMENTS, INCLUDING MONEY MARKET INSTRUMENTS.


                                               INVESTOR DESTINATIONS SERIES | 37

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide  Funds

3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.


o in person at the SEC's Public Reference Room in Washington,D.C.(For their hours of operation, call 202-551-8090),or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section,Washington,D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                  PR-ID 2/08


Leadership Series


Fund Prospectus
February 28, 2008


Nationwide Mid Cap Growth Leaders Fund
Nationwide Leaders Fund
Nationwide Small Cap Leaders Fund
Nationwide U.S. Growth Leaders Fund
Nationwide Worldwide Leaders Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

Leadership Series

These specialty Funds are concentrated stock portfolios focusing in major world markets and featuring the managers' BEST IDEAS.

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class A                            NMGAX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class B                            NMGBX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class C                            GMGCX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class D                            NMCGX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Class R                            GMGRX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Institutional Class                GMGIX
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund Institutional Service Class          n/a
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class A                                           GULAX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class B                                           GULBX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class C                                           GULCX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Class R                                           GNLRX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Institutional Class                               GNLIX
--------------------------------------------------------------------------------
Nationwide Leaders Fund Institutional Service Class                       GULIX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class A                                 GPLAX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class B                                 GPLBX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class C                                 GPLCX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Class R                                 GSLRX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Institutional Class                     GPLIX
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund Institutional Service Class             GSLSX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class A                               GXXAX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class B                               GXXBX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class C                               GXXCX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Class R                               GGLRX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Institutional Class                   GGLIX
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund Institutional Service Class           GXXIX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class A                                 GLLAX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class B                                 GLLBX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class C                                 GLLCX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Class R                                 GWLRX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Institutional Class                     GWLIX
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund Institutional Service Class             GLLSX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE

                Nationwide Mid Cap Growth Leaders Fund
                Nationwide Leaders Fund
                Nationwide Small Cap Leaders Fund
                Nationwide U.S. Growth Leaders Fund
                Nationwide Worldwide Leaders Fund

25              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

27              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Subadvisers
                Management Fees
                Portfolio Management
                Multi-Manager Structure

32              SECTION 4: INVESTING WITH
                   NATIONWIDE FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

44              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

46              SECTION 6: FINANCIAL HIGHLIGHTS

                                                           LEADERSHIP SERIES | 1

--------------------------------------------------------------------------------
LEADERSHIP Series

INTRODUCTION TO THE LEADERSHIP SERIES

This prospectus provides information about five funds (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust"):

NATIONWIDE MID CAP GROWTH LEADERS FUND
NATIONWIDE LEADERS FUND
NATIONWIDE SMALL CAP LEADERS FUND
NATIONWIDE U.S. GROWTH LEADERS FUND
NATIONWIDE WORLDWIDE LEADERS FUND

These Funds are primarily intended:

o to help investors grow their capital through investments in leading U.S. or foreign companies.


Because these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. Nationwide Mid Cap Growth Leaders Fund also offers Class D shares, but does not currently offer Institutional Service Class shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, NorthPointe Capital, LLC, and Security Global Investors, the current subadvisers to the Nationwide Worldwide Leaders Fund, the growth sleeve of the Nationwide Small Cap Leaders Fund, and Nationwide Mid Cap Growth Leaders Fund, respectively, would continue to serve as subadvisers to the corresponding new Aberdeen Funds. Currently, Aberdeen serves as subadviser to the Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund and the value sleeve of the Nationwide Small Cap Leaders Fund. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of the Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | LEADERSHIP SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's 500(R) Index, ranging from $708 million to $511.90 billion as of December 31, 2007.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $479 million to $42.1 billion as of December 31, 2007.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.


TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).


VALUE STYLE - a style of investing in equity securities that a Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund's subadviser believes to be temporary.


                                                           LEADERSHIP SERIES | 3

SECTION 1 NATIONWIDE MID CAP GROWTH LEADERS FUND SUMMA0RY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------

A MID CAP GROWTH LEADER is a company that the Fund's subadviser believes is best capable of taking advantage of its positioning within its business sector, with high earnings growth potential and a minimum market capitalization of approximately $1 billion. Typically, these companies exhibit greater-than-average growth prospects, given the prevailing economic climate.

--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES that the Fund's subadviser believes are, or have the potential to be, Mid Cap Growth Leaders. The Fund's subadviser tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities.

The subadviser uses both a "top-down" and a "bottom-up" approach to select securities for the Fund. The "top-down" aspect of the approach considers such overall factors as the general health of the economy, interest rates, inflation, Federal Reserve policy and the vitality of particular industry sectors. This enables the portfolio manager to focus on the most attractive business sectors and to identify the most attractive prospective investments from the large universe of mid-cap stocks.

The subadviser then conducts a "bottom-up" analysis of potential investments, which means an in-depth evaluation of each particular company whose equity securities may be considered for inclusion in the Fund. The subadviser seeks individual companies with attractive earnings potential and sustainable growth characteristics that may not be fully recognized by the market. The subadviser evaluates each company's stock price over the course of 12 months, paying particular attention to minimum rates of capital appreciation, before a stock will be added to the Fund.

From time-to-time, the Fund may invest in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the subadviser believes equity securities issued by those companies will increase in value.

The Fund's subadviser usually will sell a security if:


o     the security hits an established price target;


o     the circumstances of the company's industry sector appear to have changed;


o     the company's fundamentals have weakened or

o     more favorable opportunities have been identified.


NFA has selected Security Global Investors as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.

MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations, or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


FOCUSED INVESTMENT RISK - investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


4 | LEADERSHIP SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  1998    1999    2000    2001     2002     2003    2004    2005   2006    2007
--------------------------------------------------------------------------------
 16.00%  10.10%  10.20%  -39.70%  -29.40%  36.40%  13.75%  15.47%  6.87%  15.91%


BEST QUARTER: 23.56% - 1ST QTR. OF 2000
WORST QUARTER: -36.86% - 1ST QTR. OF 2001

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                    1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(2)                      8.87%    15.53%      1.96%
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(2)                      9.68%    15.89%      1.68%
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(2,3)                   13.67%    16.12%      2.06%
--------------------------------------------------------------------------------
Class D Shares - Before Taxes                        10.66%    16.23%      2.39%
--------------------------------------------------------------------------------
Class D Shares - After Taxes
on Distributions                                     10.66%    16.23%      1.72%
--------------------------------------------------------------------------------
Class D Shares - After Taxes on
Distributions and Sales of Shares                     6.93%    14.32%      1.82%
--------------------------------------------------------------------------------
Class R Shares - Before Taxes(2)                     15.20%    16.79%      2.65%
--------------------------------------------------------------------------------
Institutional Service Class Shares -
Before Taxes(2)                                      15.91%    17.29%      2.87%
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(2)                                      15.86%    17.27%      2.85%
--------------------------------------------------------------------------------
Russell Midcap Growth(R) Index(4)                    11.43%    17.90%      7.59%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (December 30, 2003), Institutional Service Class shares (which have not yet commenced operations), and Institutional Class shares (September 28,
      2004) are based on previous performance of Class D shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all classes invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(4) The Russell Midcap Growth(R) Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


                                                           LEADERSHIP SERIES | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY               CLASS A   CLASS B   CLASS C   CLASS D   CLASS R  INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                      SHARES    SHARES    SHARES    SHARES    SHARES   CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)  None      None      4.50%(2)  None     None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)   5.00%(4)  1.00%(5)  None      None     None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%     2.00%     2.00%     2.00%     2.00%    2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                      0.80%     0.80%     0.80%     0.80%     0.80%    0.80%                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost of
sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                              0.25%     1.00%     1.00%     None      0.50%    None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                             0.46%     0.40%     0.40%     0.40%     0.60%    0.40%                  0.40%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(8)                                   1.51%     2.20%     2.20%     1.20%     1.90%    1.20%                  1.20%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.06%, 0%, 0.20% and 0%, respectively. Administrative services fees for Institutional Service Class shares are estimated to be 0.00% for the current fiscal year. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.20% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not ause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.70% for Class A shares, 1.45% for Class D shares, 1.95% for Class R shares and 1.45% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating at or below the expense limits.


6 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $720    $1,025    $1,351     $2,273
--------------------------------------------------------------------------------
Class B shares                               723       988     1,380      2,278
--------------------------------------------------------------------------------
Class C shares                               323       688     1,180      2,534
--------------------------------------------------------------------------------
Class D shares                               567       814     1,080      1,839
--------------------------------------------------------------------------------
Class R shares                               193       597     1,026      2,222
--------------------------------------------------------------------------------
Institutional Service Class shares           122       381       660      1,455
--------------------------------------------------------------------------------
Institutional Class shares                   122       381       660      1,455
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $223      $688    $1,180     $2,278
--------------------------------------------------------------------------------
Class C shares                               223       688     1,180      2,534
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


                                                           LEADERSHIP SERIES | 7

SECTION 1 NATIONWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.


--------------------------------------------------------------------------------
A U.S. LEADER is a U.S. company that the Fund's subadviser believes has a strong franchise capable of taking advantage of its position in the marketplace. Because these companies have reputations for quality management and superior products and services, the Fund's subadviser expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States or if its stock trades primarily in the United States.
--------------------------------------------------------------------------------


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Leaders, primarily in COMMON STOCKS and CONVERTIBLE SECURITIES. The portfolio manager seeks companies which generally meet one of the following characteristics:

o     above-average revenue growth;


o     above-average earnings growth;

o     consistent earnings growth or

o     attractive valuation.


The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund typically focuses its investments in a core group of 20 to 35 common stocks of LARGE-CAP and MID-CAP COMPANIES.

In seeking TOTAL RETURN, the portfolio manager seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The Fund usually sells portfolio securities if:

o     the outlook of a company's earnings growth becomes less attractive;


o     more favorable opportunities are identified or

o     a company's stock price has increased significantly.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's 500(R) Index ("S&P 500 Index"), or other funds with similar investment objectives and strategies.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


8 | LEADERSHIP SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2002     2003     2004    2005     2006     2007
----------------------------------------------------
-5.60%   24.60%   18.32%   9.81%   15.32%   10.52%


BEST QUARTER: 14.10% - 2ND QTR. OF 2003
WORST QUARTER: -16.30% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                              SINCE INCEPTION
                                           1 YEAR   5 YEARS   (DEC. 28, 2001)
--------------------------------------------------------------------------------
ClassA shares - Before Taxes                4.15%    14.22%            10.59%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions                               0.27%    11.59%             8.43%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares           2.94%    10.96%             8.03%
--------------------------------------------------------------------------------
Class B shares - Before Taxes               4.94%    14.53%            10.90%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)            8.76%    14.75%            10.89%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)           10.23%    15.23%            11.27%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                               10.80%    15.72%            11.84%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                            10.92%    15.83%            11.93%
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                         5.49%    12.83%             6.07%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (October 1, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2001.


                                                           LEADERSHIP SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                   CLASS A     CLASS B     CLASS C     CLASS R  INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                           SHARES      SHARES      SHARES      SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                      5.75%(2)    None        None        None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                   None(3)     5.00%(4)    1.00%(5)    None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                            2.00%       2.00%       2.00%       2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)(7)               0.80%       0.80%       0.80%       0.80%                  0.80%          0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other distribution
activities, as well as certain shareholder
servicing costs)                                     0.25%       1.00%       1.00%       0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                                    0.64%       0.57%       0.57%       0.77%                  0.61%          0.57%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                   1.69%       2.37%       2.37%       2.07%                  1.41%          1.37%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)                                     0.17%       0.17%       0.17%       0.17%                  0.17%          0.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                              1.52%       2.20%       2.20%       1.90%                  1.24%          1.20%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $ 50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.70% at its lowest to 0.90% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.07%, 0.20%, and 0.04%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.20% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A shares, 1.95% for Class R shares and 1.45% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $721    $1,061    $1,425     $2,445
--------------------------------------------------------------------------------
Class B shares                               723     1,023     1,450      2,445
--------------------------------------------------------------------------------
Class C shares                               323       723     1,250      2,693
--------------------------------------------------------------------------------
Class R shares                               193       632     1,098      2,387
--------------------------------------------------------------------------------
Institutional Service Class shares           126       430       755      1,676
--------------------------------------------------------------------------------
Institutional Class shares                   122       417       734      1,632
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $223      $723    $1,250     $2,445
--------------------------------------------------------------------------------
Class C shares                               223       723     1,250      2,693
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $ 1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 11

SECTION 1 NATIONWIDE SMALL CAP LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
A SMALL CAP LEADER is a company that the Fund's subadviser believes is within a top business sector and is capable of taking advantage of its positioning within that business sector.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES

Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in EQUITY SECURITIES of issuers considered to be SMALL-CAP COMPANIES as of the time of investment and that are considered to be or to have the potential to be Small Cap Leaders.


The Fund consists of two sleeves, or portions, managed by different subadvisers. NFA is the Fund's investment adviser and selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected NorthPointe Capital, LLC ("NorthPointe) to manage the growth portion and Aberdeen Asset Management Inc. ("Aberdeen") to manage the value portion of the Fund. The Fund's assets are typically allocated in equal portions to each manager, although at times more of the Fund's assets may be allocated to either growth or value, depending on market conditions.


NorthPointe employs a GROWTH STYLE by investing in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. NorthPointe focuses on securities that exhibit some or all of the following characteristics:

o     above-average earnings growth;

o     attractive valuation;

o     development of new products,technologies or markets;

o     high-quality balance sheet and

o     a strong management team.

NorthPointe considers selling a particular security due to:

o any change in company fundamentals from the time of the original investment;

o the company's MARKET CAPITALIZATION reaching twice the Fund's buying range;

o deterioration of the stock's valuation such that other attractive stocks are available more cheaply;

o     management's actions that are not in shareholders'best interests or


o     weakening financial stability.

Aberdeen employs a VALUE STYLE of investing and looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. Aberdeen focuses on securities that exhibit some or all of the following characteristics:


o attractive valuation and near-term strength of business (E.G., based on estimate revisions and earnings surprises);

o     long-term growth prospects of the company and its industry;

o     level of duress a company is experiencing;


o price-to-earnings ratio and price-to-free cash flow ratio that, in Aberdeen's opinion, reflect the best standards of value and


o     quality of earnings.


Aberdeen considers selling a security when:


o a company's market capitalization exceeds the benchmark capitalization range;

o     long-term growth prospects deteriorate;

o     more compelling investment values are identified;

o near-term reported or pre-announced earnings are disappointing and recurring or


o the stock attains full valuation relative to stocks of similar companies or reaches Aberdeen's price target.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund and the impact on performance of any such IPO would be uncertain.


12 | LEADERSHIP SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.


SMALL CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than securities of larger companies or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds with similar investment objectives and strategies.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INITIAL PUBLIC OFFERING RISK - IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

             2005                     2006                     2007
        -----------------------------------------------------------------
             7.64%                   28.13%                   -6.49%


BEST QUARTER: 20.15% - 1ST QTR. OF 2006
WORST QUARTER: -8.99% - 4TH QTR. OF 2007


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                             Since Inception
                                                    1 Year   (Dec. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       -11.90%             6.53%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions       -16.23%             3.65%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
Sales of Shares                                      -6.97%             4.16%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       -11.09%             7.01%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                        -7.97%             7.89%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                        -6.90%             8.28%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes    -6.44%             8.79%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes            -6.33%             8.92%
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)                             -1.57%             6.80%(3)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of small capitalization U.S. stocks. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2004.


14 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY      CLASS A       CLASS B       CLASS C       CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)              SHARES        SHARES        SHARES        SHARES            CLASS SHARES    CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)           5.75%(2)      None          None          None                    None            None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)          None(3)       5.00%(4)      1.00%(5)      None                    None            None
-------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)               2.00%         2.00%         2.00%         2.00%                   2.00%           2.00%
-------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                             0.95%         0.95%         0.95%         0.95%                   0.95%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of sales,
promotions and other distribution
activities, as well as certain
shareholder servicing costs)            0.25%         1.00%         1.00%         0.50%                   None            None
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                       0.38%         0.37%         0.37%         0.57%                   0.52%           0.37%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(8)                   1.58%         2.32%         2.32%         2.02%                   1.47%           1.32%
-------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains, or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20%, and 0.15%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.35% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.82% for Class A shares, 2.07% for Class R shares and 1.57% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.

                                                          LEADERSHIP SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $726    $1,045    $1,386     $2,345
--------------------------------------------------------------------------------
Class B shares                               735     1,024     1,440      2,384
--------------------------------------------------------------------------------
Class C shares                               335       724     1,240      2,656
--------------------------------------------------------------------------------
Class R shares                               205       634     1,088      2,348
--------------------------------------------------------------------------------
Institutional Service Class shares           150       465       803      1,757
--------------------------------------------------------------------------------
Institutional Class shares                   134       418       723      1,590
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $235      $724    $1,240     $2,384
--------------------------------------------------------------------------------
Class C shares                               235       724     1,240      2,656
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------


16 | LEADERSHIP SERIES

SECTION 1 NATIONWIDE U.S. GROWTH LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term growth.

--------------------------------------------------------------------------------


A U.S. GROWTH LEADER is a U.S. company that the Fund's sub-adviser believes has a strong and improving franchise capable of taking advantage of growth opportunities. Because these companies have high growth potential and reputations for quality management and superior products and services, the Fund's subadviser expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.


--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 25 to 35 COMMON STOCKS of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio managers are accumulating new positions, selling existing positions, or responding to exceptional market conditions.

The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.

The Fund usually sells portfolio securities if:

o     it appears unlikely that earnings expectations will be met;

o     the price of the security is or becomes overvalued;

o     the outlook of a company's earnings growth becomes less attractive and/or


o     more favorable opportunities are identified.

NFA has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Standard & Poor's 500(R) Index (S&P 500 Index), or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 17

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                              [BAR CHART]

 2001     2002     2003     2004    2005    2006     2007
-----------------------------------------------------------
 -14.20%  -23.00%  53.90%   12.38%  11.64%  -0.91%   22.09%


BEST QUARTER: 24.50% - 2ND QTR. OF 2003
WORST QUARTER: -15.70% -2ND QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

-------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                             SINCE INCEPTION
                                         1 YEAR    5 YEARS   (JUNE 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes             15.08%     17.10%             3.12%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                           9.72%     15.55%             1.95%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares         10.31%     14.21%             2.00%
--------------------------------------------------------------------------------
Class B shares - Before Taxes             16.11%     17.43%             3.21%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)        20.09%     17.65%             3.29%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)          21.71%     18.14%             3.50%
--------------------------------------------------------------------------------
Institutional Service Class shares-
Before Taxes                              22.35%     18.62%             4.16%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                           22.34%     18.73%             4.23%
--------------------------------------------------------------------------------
S&P 500(R) Index(5)                        5.49%     12.83%             1.83%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since the month-end closest to the Fund's date of inception.


18 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                          SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES   CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)            5.75%(2)        None            None            None              None           None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None(3)         5.00%(4)        1.00%(5)        None              None           None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                            2.00%           2.00%           2.00%           2.00%             2.00%          2.00%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)               0.90%           0.90%           0.90%           0.90%             0.90%          0.90%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as well
as certain shareholder servicing
costs)                                   0.25%           1.00%           1.00%           0.50%             None           None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                        0.35%           0.31%           0.31%           0.51%             0.38%          0.31%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                    1.50%           2.21%           2.21%           1.91%             1.28%          1.21%
--------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.68% at its lowest to 1.12% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3,Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.04%, 0.20%, and 0.07%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Nationwide Mutual Funds (the "Trust") and Nationwide Fund Advisors (the "Adviser") have entered into a written contract limiting operating expenses to 1.30% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.71% for Class A shares, 1.96% for Class R shares and 1.46% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                          LEADERSHIP SERIES | 19

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $719    $1,022    $1,346     $2,263
--------------------------------------------------------------------------------
Class B shares                               724       991     1,385      2,281
--------------------------------------------------------------------------------
Class C shares                               324       691     1,185      2,544
--------------------------------------------------------------------------------
Class R shares                               194       600     1,032      2,233
--------------------------------------------------------------------------------
Institutional Service Class shares           130       406       702      1,545
--------------------------------------------------------------------------------
Institutional Class shares                   123       384       665      1,466
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $224      $691    $1,185     $2,281
--------------------------------------------------------------------------------
Class C shares                               224       691     1,185      2,544
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

20 | LEADERSHIP SERIES

SECTION 1 NATIONWIDE WORLDWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------


A WORLDWIDE LEADER is a company located anywhere in the world that the Fund's subadviser believes is well positioned to take advantage of growth opportunities in its industry. Worldwide Leaders include both:


o companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments and

o companies that appear to offer short-term tactical opportunities based on current circumstances.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by companies located throughout the world (including the U.S.) that the Fund's subadviser believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multinational companies operating globally, while others will be located in, and primarily tied economically to one country. Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% -- unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund's subadviser evaluates which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which their securities are traded. Proprietary research is conducted in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the Fund's subadviser pinpoints companies whose prospects appear different from the consensus.

The Fund also may invest in DERIVATIVES, such as futures and options, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.

The Fund is nondiversified, which means that a significant portion of the Fund's assets may be invested in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 COMMON STOCKS.

NFA has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Index(SM), or other funds with similar investment objectives and strategies.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


FOREIGN SECURITIES RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.

DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


                                                          LEADERSHIP SERIES | 21

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001      2002      2003     2004     2005     2006     2007
--------------------------------------------------------------
-22.50%   -18.70%   36.50%   15.00%   18.99%   25.48%   18.81%


BEST QUARTER: 19.71% - 2ND QTR. OF 2003
WORST QUARTER: -18.41% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                              1 YEAR   5 YEARS   (AUG. 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 12.00%    21.30%         4.65%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                              12.05%    21.30%         4.65%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of                     7.90%    18.99%         4.05%
Shares
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 12.91%    21.70%         4.76%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)            16.94%    21.86%         4.83%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)              18.51%    22.35%         5.04%
--------------------------------------------------------------------------------
Institutional Service Class
shares - Before Taxes                         19.04%    22.85%         5.68%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                               19.07%    23.02%         5.78%
--------------------------------------------------------------------------------
MSCI World Index(5)                            9.57%    17.53%         4.95%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since the month-end closest to the Fund's date of inception.


22 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM                                                                    SERVICE CLASS  INSTITUTIONAL
YOUR INVESTMENT)(1)                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                               5.75%(2)        None            None                None           None          None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                            None(3)         5.00%(4)        1.00%(5)            None           None          None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                     2.00%           2.00%           2.00%               2.00%          2.00%         2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                                   0.97%           0.97%           0.97%               0.97%          0.97%         0.97%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                              0.25%           1.00%           1.00%               0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                             0.36%           0.35%           0.35%               0.55%          0.45%         0.35%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                         1.58%           2.32%           2.32%               2.02%          1.42%         1.32%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% (+/-) depending on the Fund's performance relative to its benchmark, the MSCI World Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20%, and 0.10%, respectively. The full 0.25% in administrative services fees for Class A, Class R and Institutional Service Class shares is not reflected in "Other Expenses" at this time because the Fund does not currently sell Class A or Class R shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waiver/Reimbursements)" could increase to 1.82% for Class A shares, 2.07% for Class R shares and 1.57% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                          LEADERSHIP SERIES | 23

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $726    $1,045    $1,386     $2,345
--------------------------------------------------------------------------------
Class B shares                               735     1,024     1,440      2,384
--------------------------------------------------------------------------------
Class C shares                               335       724     1,240      2,656
--------------------------------------------------------------------------------
Class R shares                               205       634     1,088      2,348
--------------------------------------------------------------------------------
Institutional Service Class shares           145       449       776      1,702
--------------------------------------------------------------------------------
Institutional Class shares                   134       418       723      1,590
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $235      $724    $1,240     $2,384
--------------------------------------------------------------------------------
Class C shares                               235       724     1,240      2,656
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

--------------------------------------------------------------------------------

24 | LEADERSHIP SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


                                                          LEADERSHIP SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S.government securities;

o certificates of deposit, bankers'acceptances, and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


26 | LEADERSHIP SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISERS


Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS ("GGP") is subadviser to the Nationwide Worldwide Leaders Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

NORTHPOINTE CAPITAL, LLC ("NORTHPOINTE") is subadviser to the growth sleeve of the Nationwide Small Cap Leaders Fund. NorthPointe is located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.

SECURITY GLOBAL INVESTORS ("SGI") is subadviser to the Nationwide Mid Cap Growth Leaders Fund. SGI is located at Security One Benefit Place, Topeka, Kansas, 66636. SGI, originally formed in 1961, provides investment advisory services to registered investment companies, private investment funds and institutional accounts.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN") is subadviser to the Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, and the value sleeve of the Nationwide Small Cap Leaders Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion of the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


MANAGEMENT FEES


Each Fund pays the Adviser a base management fee based on each Fund's average daily net assets. The Adviser pays each subadviser from the management fee it receives.


PERFORMANCE-BASED FEES: NATIONWIDE LEADERS FUND AND NATIONWIDE WORLDWIDE LEADERS FUND


Each of the Nationwide Leaders Fund and the Nationwide Worldwide Leaders
Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser and subadviser for outperforming or underperforming, respectively, each such Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:

--------------------------------------------------------------------
Nationwide Leaders Fund                           S&P 500(R) Index
--------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                  MSCI World Index
--------------------------------------------------------------------


The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments". The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.

                                                          LEADERSHIP SERIES | 27

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares, during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to each Fund's subadvisers.


------------------------------------------------------------------
   OUT OR UNDERPERFORMANCE                      CHANGE IN FEES
   +/- 1 percentage point                         +/- 0.02%
   +/- 2 percentage points                        +/- 0.04%
   +/- 3 percentage points                        +/- 0.06%
   +/- 4 percentage points                        +/- 0.08%
   +/- 5 percentage points                        +/- 0.10%
------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.


Under these performance fee arrangements, the Adviser (and the subadviser) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

PERFORMANCE-BASED FEES: NATIONWIDE U.S. GROWTH LEADERS FUND The Nationwide U.S. Growth Leaders Fund pays a performance-based fee to the Adviser. This performance based fee can vary depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. This fee is intended to either reward or penalize the Adviser and the subadviser for outperforming or underperforming, respectively, the S&P 500(R) Index.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable Base Fee Breakpoints as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments. "The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 36-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod, and that total fee is paid at the end of that most recently completed quarter. The SAI contains more detailed information about any possible performance adjustments.


The performance fee calculation applies to all of the Fund's share classes equally, based on the performance of Class A Shares.


Thus, if the Fund outperforms the S&P 500(R) Index by 12% or more over a 36-month rolling period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms the S&P 500 Index by 12% or more over a 36-month rolling period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12%. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at the Fund's overall advisory fee for the current period. NFA pays/(charges) the entire performance component of the fee to the Fund's subadviser. Under this performance fee arrangement, the Adviser and subadviser can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than 12%.


28 | LEADERSHIP SERIES

--------------------------------------------------------------------------------
BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS

(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)

NET ASSETS                                     MINIMUM FEE         BASE FEE           MAXIMUM FEE
--------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $250 million                            --             0.80%                   --
--------------------------------------------------------------------------------------------------
On assets of $250 million up to $1 billion              --             0.77%                   --
--------------------------------------------------------------------------------------------------
On assets of $1 billion up to $2 billion                --             0.74%                   --
--------------------------------------------------------------------------------------------------
On assets of $2 billion up to $5 billion                --             0.71%                   --
--------------------------------------------------------------------------------------------------
On assets of $5 billion and more                        --             0.68%                   --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.70%            0.80%                 0.90%
--------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.60%            0.70%                 0.80%
--------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.55%            0.65%                 0.75%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND
--------------------------------------------------------------------------------------------------
All assets                                              --             0.95%                   --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.68%            0.90%                 1.12%
--------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.62%            0.80%                 0.98%
--------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.59%            0.75%                 0.91%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND
--------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.80%            0.90%                 1.00%
--------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.75%            0.85%                 0.95%
--------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.70%            0.80%                 0.90%
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007
(EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                                MANAGEMENT FEES
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund               0.80%
--------------------------------------------------------------------------------
Nationwide Leaders Fund                              0.63%
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                    0.95%
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                  0.90%
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                    0.97%
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 29

PORTFOLIO MANAGEMENT

NATIONWIDE MID CAP GROWTH LEADERS FUND


Joseph C. O'Connor is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. O'Connor joined SGI in January 2008. Prior to that, Mr. O'Connor was a managing director at Nationwide Separate Accounts, LLC, where he was primarily responsible for the management of the mid-cap portfolio. Previously, Mr. O'Connor was senior vice president, managing director and board member of GROUPAMA Asset Management N.A., which he joined in 2000.


NATIONWIDE LEADERS FUND


Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Haubold joined Aberdeen in October 2007. Prior to that, Mr. Haubold was a portfolio manager employed by NFA since December 2003. Previously, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years of investment management experience.


NATIONWIDE SMALL CAP LEADERS FUND


GROWTH SLEEVE


Carl P. Wilk and Karl Knas are responsible the day-to-day management of the portion of the Fund managed by NorthPointe.


Carl Wilk, CFP, joined NorthPointe in April 2002. He has more than 18 years of experience managing micro- and small-capitalization securities.

Karl Knas, CPA, joined NorthPointe in February 2003. From August 2001 to February 2003, he was an equity research analyst at SoundView Technology Group

VALUE SLEEVE

Gary Haubold, William Gerlach and Charles Purcell are responsible the day-to-day management of the portion of the Fund managed by Aberdeen. See "Nationwide Leaders Fund" above for more information regarding Mr. Haubold's investment management experience.

William Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. Before joining NFA in 2003, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles.

Charles Purcell joined Aberdeen in October 2007. Prior to that, Mr. Purcell was a portfolio manager employed by NFA since December 2003. Before joining NFA in 2003, Mr. Purcell held numerous positions at Morgan Stanley Investment Management - Miller Anderson and Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.


30 | LEADERSHIP SERIES

NATIONWIDE U.S. GROWTH LEADERS FUND

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Baggini joined Aberdeen in October 2007. Prior to that, Mr. Baggini was a portfolio manager employed by NFA since March 2000. From November 1996 to March 2000, Mr. Baggini was a portfolio manager for Allied Investment Advisors.

Mr. Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnick served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

NATIONWIDE WORLDWIDE LEADERS FUND

Neil Rogan is the portfolio manager of the Nationwide Worldwide Leaders Fund and has managed the Fund since January 12, 2001. Mr. Rogan joined Gartmore Global Partners in September 1997 as head of Asia Pacific Equities. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to the
Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                          LEADERSHIP SERIES | 31

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class D, Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS D, CLASS B AND
CLASS C SHARES

CLASSES AND CHARGES               POINTS TO CONSIDER
CLASS A AND
CLASS D SHARES

Front-end sales charge            A front-end sales charge means that a
up to 5.75% for Class A             portion of your initial investment goes
shares and 4.50% for                toward the sales charge and is not
Class D shares                      invested.

Contingent deferred               Reduction and waivers of sales charges may
sales charge (CDSC)(1)              be available.
(Class A shares only)

Annual service and/or             Total annual operating expenses are lower
12b-1 fee of 0.25%                  than Class B and Class C charges which
(Class A shares only)               means higher dividends and/or NAV per
Administrative services             share.
fee of up to 0.25%

                                  No conversion feature.
                                  No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                  No front-end sales charge means your full
                                    investment immediately goes toward buying
                                    shares.
                                  No reduction of CDSC, but waivers may be
                                    available.
                                  The CDSC declines 1% in most years to zero
                                    after six years.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses which means lower
No administrative                   dividends and/or NAV per share.
services fee
                                  Automatic conversion to Class A shares after
                                    seven years, which means lower annual
                                    expenses in the future.

                                  Maximum investment amount of $100,000.
                                    Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                     No front-end sales charge means your full
                                    investment immediately goes toward buying
                                    shares.
                                  No reduction of CDSC, but waivers may be
                                    available.
                                  The CDSC declines to zero after one year.

Annual service and/or             Total annual operating expenses are higher
12b-1 fee of 1.00%                  than Class A expenses which means lower
No administrative                   dividends and/or NAV per share.
services fee
                                  No conversion feature.

                                  Maximum investment amount of $1,000,000(2).
                                    Larger investments may be rejected.
--------------------------------------------------------------------------------


(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


32 | LEADERSHIP SERIES

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                        SALES CHARGE AS A PERCENTAGE OF
                        -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES


--------------------------------------------------------------------------------
                        SALES CHARGE AS A PERCENTAGE OF
                        -------------------------------
                                                                         DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      4.50%             4.71%            4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.00              4.17             3.50
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.00              3.09             2.50
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             1.75
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.25
--------------------------------------------------------------------------------
$1 million to $24,999,999              0.50              0.50             0.50
--------------------------------------------------------------------------------
$25 million or more                    None              None             None
--------------------------------------------------------------------------------


REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:


o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales

                                                          LEADERSHIP SERIES | 33
      charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.
--------------------------------------------------------------------------------

WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges. (Class A shares only);


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead;

o     retirement plans (Class A shares only);

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------
AMOUNT OF           $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE         TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------
If sold within       18 months        18 months     18 months
--------------------------------------------------------------
Amount of CDSC           1.00%            0.50%         0.25%
--------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


34 | LEADERSHIP SERIES

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

---------------------------------------------------------------------------
                                                                   7 YEARS
SALE WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
---------------------------------------------------------------------------
Sales charge      5%       4%       3%       3%       2%       1%       0%
---------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

                                                          LEADERSHIP SERIES | 35

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

---------------------------------------------------------
CLASS                AS A % OF DAILY NET ASSETS
---------------------------------------------------------
Class A shares       0.25% (distribution or service fee)
---------------------------------------------------------
Class B shares       1.00% (0.25% service fee)
---------------------------------------------------------
Class C shares       1.00% (0.25% service fee)
---------------------------------------------------------
Class R shares       0.50% (0.25% of which may be either
                     a distribution or service fee)
---------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


36 | LEADERSHIP SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group", or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                                          LEADERSHIP SERIES | 37

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         *   EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND             DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.                                 **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.

-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.

-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.

-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number. Eligible entities or individuals wishing      call our toll-free number. Eligible entities or individuals
to conduct transactions in Institutional Service Class or           wishing to conduct transactions in Institutional Service Class
Institutional Class shares should call our toll-free number.        or Institutional Class  shares should call our toll-free
                                                                    number.


38 | LEADERSHIP SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.


FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.


By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                                          LEADERSHIP SERIES | 39

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS D, CLASS B AND CLASS C SHARES
To open an account                                        $    2,000 (per Fund)
To open an IRA account                                    $    1,000 (per Fund)
Additional investments                                    $      100 (per Fund)
To start an Automatic
Asset Accumulation Plan                                   $    1,000 (per Fund)
Additional Investments
(Automatic Asset Accumulation Plan)                       $                 50

--------------------------------------------------------------------------------
CLASS R SHARES

To open an account                                                  No Minimum
Additional investments                                              No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                        $   50,000 (per Fund)
Additional investments                                              No Minimum

--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

To open an account                                        $1,000,000 (per Fund)
Additional investments                                              No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.


o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


40 | LEADERSHIP SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)


EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class, D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM


You may elect to automatically redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.


SELLING SHARES


You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.


You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or


o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 41

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser; its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading and

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, Nationwide Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Nationwide Funds may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------


42 | LEADERSHIP SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.


To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                       MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund            2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                          LEADERSHIP SERIES | 43

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;


o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be


44 | LEADERSHIP SERIES
subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING


By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                          LEADERSHIP SERIES | 45

SECTION 6 NATIONWIDE MID CAP GROWTH LEADERS FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------------------------------
                                                      INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                  NET ASSET          NET           AND
                                     VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM    NET ASSET
                                  BEGINNING       INCOME      GAINS ON   INVESTMENT   VALUE, END           TOTAL
                                  OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)(b)
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003          $ 8.50       (0.12)          2.92         2.80       $11.30          32.94%
Year Ended October 31, 2004          $11.30       (0.12)          0.34         0.22       $11.52           1.95%
Year Ended October 31, 2005          $11.52       (0.09)          2.32         2.23       $13.75          19.36%
Year Ended October 31, 2006          $13.75       (0.09)          1.45         1.36       $15.11           9.89%
Year Ended October 31, 2007 (h)      $15.11       (0.12)          3.51         3.39       $18.50          22.44%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003          $ 8.03       (0.18)          2.76         2.58       $10.61          32.13%
Year Ended October 31, 2004          $10.61       (0.18)          0.31         0.13       $10.74           1.23%
Year Ended October 31, 2005          $10.74       (0.19)          2.19         2.00       $12.74          18.62%
Year Ended October 31, 2006          $12.74       (0.19)          1.36         1.17       $13.91           9.18%
Year Ended October 31, 2007 (h)      $13.91       (0.22)          3.22         3.00       $16.91          21.57%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003          $ 8.04       (0.16)          2.74         2.58       $10.62          32.09%
Year Ended October 31, 2004          $10.62       (0.16)          0.29         0.13       $10.75           1.22%
Year Ended October 31, 2005 (h)      $10.75       (0.18)          2.18         2.00       $12.75          18.60%
Year Ended October 31, 2006          $12.75       (0.18)          1.35         1.17       $13.92           9.18%
Year Ended October 31, 2007 (h)      $13.92       (0.22)          3.22         3.00       $16.92          21.55%
-----------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003          $ 8.60       (0.10)          2.97         2.87       $11.47          33.37%
Year Ended October 31, 2004          $11.47       (0.08)          0.34         0.26       $11.73           2.27%
Year Ended October 31, 2005          $11.73       (0.06)          2.38         2.32       $14.05          19.78%
Year Ended October 31, 2006          $14.05       (0.04)          1.49         1.45       $15.50          10.32%
Year Ended October 31, 2007 (h)      $15.50       (0.07)          3.60         3.53       $19.03          22.77%
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/ SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                       RATIO OF         INVESTMENT
                                                                RATIO OF NET           EXPENSES             INCOME
                                  NET ASSETS        RATIO OF      INVESTMENT          (PRIOR TO   (LOSS) (PRIOR TO
                                   AT END OF        EXPENSES   INCOME (LOSS)    REIMBURSEMENTS)    REIMBURSEMENTS)
                                      PERIOD      TO AVERAGE      TO AVERAGE         TO AVERAGE         TO AVERAGE     PORTFOLIO
                                      (000S)  NET ASSETS (c)  NET ASSETS (c)  NET ASSETS (c)(d)  NET ASSETS (c)(d)  TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003         $  6,441           1.55%         (1.27%)              1.99%            (1.71%)       365.45%
Year Ended October 31, 2004         $  5,769           1.50%         (0.97%)              1.98%            (1.44%)       405.85%
Year Ended October 31, 2005         $  6,624           1.52%         (0.74%)              1.82%            (1.03%)       149.29%
Year Ended October 31, 2006         $  6,926           1.48%         (0.57%)              1.54%            (0.64%)       164.51%
Year Ended October 31, 2007 (h)     $  8,128           1.51%         (0.72%)              1.51%            (0.72%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003         $  3,663           2.24%         (1.96%)              2.68%            (2.40%)       365.45%
Year Ended October 31, 2004         $  3,324           2.20%         (1.66%)              2.67%            (2.13%)       405.85%
Year Ended October 31, 2005         $  3,387           2.22%         (1.43%)              2.52%            (1.72%)       149.29%
Year Ended October 31, 2006         $  3,096           2.17%         (1.25%)              2.24%            (1.32%)       164.51%
Year Ended October 31, 2007 (h)     $  2,604           2.20%         (1.40%)              2.21%            (1.41%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003         $     69           2.24%         (1.96%)              2.69%            (2.41%)       365.45%
Year Ended October 31, 2004         $     77           2.20%         (1.65%)              2.69%            (2.14%)       405.85%
Year Ended October 31, 2005 (h)     $    429           2.23%         (1.45%)              2.46%            (1.69%)       149.29%
Year Ended October 31, 2006         $    741           2.16%         (1.29%)              2.23%            (1.35%)       164.51%
Year Ended October 31, 2007 (h)     $  1,191           2.19%         (1.42%)              2.19%            (1.42%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2003         $ 11,747           1.24%         (0.96%)              1.69%            (1.40%)       365.45%
Year Ended October 31, 2004         $ 10,857           1.20%         (0.66%)              1.67%            (1.13%)       405.85%
Year Ended October 31, 2005         $ 11,232           1.22%         (0.43%)              1.52%            (0.72%)       149.29%
Year Ended October 31, 2006         $ 10,614           1.17%         (0.26%)              1.24%            (0.33%)       164.51%
Year Ended October 31, 2007 (h)     $ 11,333           1.20%         (0.41%)              1.20%            (0.41%)       158.95%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.


(g) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

46 | LEADERSHIP SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                    NET ASSET          NET           AND
                                       VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM    NET ASSET
                                    BEGINNING       INCOME      GAINS ON   INVESTMENT   VALUE, END           TOTAL
                                    OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)      $11.47       (0.11)          0.32         0.21       $11.68        1.83%
Year Ended October 31, 2005            $11.68       (0.11)          2.36         2.25       $13.93       19.26%
Year Ended October 31, 2006            $13.93       (0.09)          1.47         1.38       $15.31        9.91%
Year Ended October 31, 2007 (h)        $15.31       (0.20)          3.54         3.34       $18.65       21.82%
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)      $11.23       (0.01)          0.51         0.50       $11.73        4.45%
Year Ended October 31, 2005            $11.73       (0.05)          2.36         2.31       $14.04       19.69%
Year Ended October 31, 2006            $14.04       (0.05)          1.49         1.44       $15.48       10.26%
Year Ended October 31, 2007 (h)        $15.48       (0.07)          3.60         3.53       $19.01       22.80%
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                        RATIO OF         INVESTMENT
                                                                 RATIO OF NET           EXPENSES             INCOME
                                    NET ASSETS        RATIO OF     INVESTMENT          (PRIOR TO   (LOSS) (PRIOR TO
                                     AT END OF        EXPENSES  INCOME (LOSS)    REIMBURSEMENTS)    REIMBURSEMENTS)
                                        PERIOD      TO AVERAGE     TO AVERAGE         TO AVERAGE         TO AVERAGE     PORTFOLIO
                                        (000S)  NET ASSETS (c)     NET ASSETS  NET ASSETS (c)(d)  NET ASSETS (c)(d)  TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)    $       1           1.72%        (1.16%)              2.09%            (1.53%)       405.85%
Year Ended October 31, 2005          $       1           1.60%        (0.83%)              1.90%            (1.13%)       149.29%
Year Ended October 31, 2006          $       1           1.53%        (0.63%)              1.57%            (0.66%)       164.51%
Year Ended October 31, 2007 (h)      $       2           1.95%        (1.17%)              1.96%            (1.19%)       158.95%
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)    $       1           1.08%        (0.69%)              2.50%            (2.11%)       405.85%
Year Ended October 31, 2005          $  16,263           1.23%        (0.51%)              1.43%            (0.71%)       149.29%
Year Ended October 31, 2006          $  14,894           1.17%        (0.26%)              1.24%            (0.33%)       164.51%
Year Ended October 31, 2007 (h)      $  18,289           1.20%        (0.41%)              1.20%            (0.41%)       158.95%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.


(g) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

                                                          LEADERSHIP SERIES | 47

SECTION 6 NATIONWIDE LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                      NET ASSET          NET           AND
                                         VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                      BEGINNING       INCOME      GAINS ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $ 9.46          (i)          1.98         1.98
Year Ended October 31, 2004              $11.40     (0.04)            1.18         1.14
Year Ended October 31, 2005              $12.54      0.10             2.12         2.22
Year Ended October 31, 2006              $13.92      0.11             1.83         1.94
Year Ended October 31, 2007 (h)          $14.17      0.04             2.30         2.34
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003              $ 9.40     (0.09)            1.97         1.88
Year Ended October 31, 2004              $11.27     (0.12)            1.17         1.05
Year Ended October 31, 2005              $12.32      0.03             2.05         2.08
Year Ended October 31, 2006              $13.62      0.02             1.78         1.80
Year Ended October 31, 2007 (h)          $13.78     (0.05)            2.23         2.18
----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              $ 9.40     (0.08)            1.96         1.88
Year Ended October 31, 2004              $11.27     (0.12)            1.16         1.04
Year Ended October 31, 2005              $12.31      0.03             2.07         2.10
Year Ended October 31, 2006              $13.62      0.02             1.78         1.80
Year Ended October 31, 2007 (h)          $13.77     (0.05)            2.22         2.17
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)        $10.98     (0.01)            0.31         0.30
Year Ended October 31, 2004              $11.28     (0.08)            1.17         1.09
Year Ended October 31, 2005              $12.37      0.14             2.06         2.20
Year Ended October 31, 2006              $13.73      0.07             1.81         1.88
Year Ended October 31, 2007 (h)          $13.93      0.03             2.22         2.25
----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------
                                             NET        NET                    NET ASSET
                                      INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                          INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               (0.04)        --           (0.04)      $ 11.40          20.97%
Year Ended October 31, 2004                  --         --              --       $ 12.54          10.00%
Year Ended October 31, 2005               (0.08)     (0.76)          (0.84)      $ 13.92          18.12%
Year Ended October 31, 2006               (0.20)     (1.49)          (1.69)      $ 14.17          15.16%
Year Ended October 31, 2007 (h)           (0.02)     (1.14)          (1.16)      $ 15.35          17.53%
---------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               (0.01)        --           (0.01)      $ 11.27          20.08%
Year Ended October 31, 2004                  --         --              --       $ 12.32           9.32%
Year Ended October 31, 2005               (0.02)     (0.76)          (0.78)      $ 13.62          17.25%
Year Ended October 31, 2006               (0.15)     (1.49)          (1.64)      $ 13.78          14.35%
Year Ended October 31, 2007 (h)              --      (1.14)          (1.14)      $ 14.82          16.78%
---------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               (0.01)        --           (0.01)      $ 11.27          20.08%
Year Ended October 31, 2004                  --         --              --       $ 12.31           9.32%
Year Ended October 31, 2005               (0.03)     (0.76)          (0.79)      $ 13.62          17.30%
Year Ended October 31, 2006               (0.16)     (1.49)          (1.65)      $ 13.77          14.32%
Year Ended October 31, 2007 (h)               -      (1.14)          (1.14)      $ 14.80          16.71%
---------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)            --         --              --       $ 11.28           2.73%
Year Ended October 31, 2004                  --         --              --       $ 12.37           9.66%
Year Ended October 31, 2005               (0.08)     (0.76)          (0.84)      $ 13.73          18.19%
Year Ended October 31, 2006               (0.19)     (1.49)          (1.68)      $ 13.93          14.87%
Year Ended October 31, 2007 (h)           (0.01)     (1.14)          (1.15)      $ 15.03          17.13%
--------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                             RATIO        RATIO OF      INVESTMENT
                                                                            OF NET        EXPENSES   INCOME (LOSS)
                                                                        INVESTMENT       (PRIOR TO       (PRIOR TO
                                      NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                       AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                          PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                          (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               $1,351            1.45%          (0.04%)           3.23%         (1.82%)        196.86%
Year Ended October 31, 2004               $1,445            1.47%          (0.31%)           2.61%         (1.46%)        230.95%
Year Ended October 31, 2005               $5,309            1.51%           0.94%            1.80%          0.65%         522.67%
Year Ended October 31, 2006               $7,117            1.56%           0.72%            1.75%          0.52%         599.86%
Year Ended October 31, 2007 (h)           $8,459            1.52%           0.30%            1.68%          0.14%         759.85%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $  350            2.20%          (0.74%)           4.11%         (2.65%)        196.86%
Year Ended October 31, 2004               $  410            2.20%          (1.05%)           3.34%         (2.20%)        230.95%
Year Ended October 31, 2005               $  769            2.20%           0.32%            2.55%         (0.04%)        522.67%
Year Ended October 31, 2006               $1,096            2.27%          (0.06%)           2.47%         (0.27%)        599.86%
Year Ended October 31, 2007 (h)           $1,098            2.20%          (0.37%)           2.36%         (0.52%)        759.85%
----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $  358            2.20%          (0.82%)           3.95%         (2.57%)        196.86%
Year Ended October 31, 2004               $  404            2.20%          (1.05%)           3.34%         (2.20%)        230.95%
Year Ended October 31, 2005               $2,046            2.20%           0.40%            2.43%          0.18%         522.67%
Year Ended October 31, 2006               $3,606            2.27%          (0.06%)           2.47%         (0.27%)        599.86%
Year Ended October 31, 2007 (h)           $3,686            2.21%          (0.38%)           2.35%         (0.52%)        759.85%
----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)         $    1            1.80%          (1.11%)           1.90%         (1.21%)        196.86%
Year Ended October 31, 2004               $    1            1.81%          (0.69%)           2.91%         (1.79%)        230.95%
Year Ended October 31, 2005               $    1            1.45%           1.04%            1.79%          0.70%         522.67%
Year Ended October 31, 2006               $    2            1.80%           0.50%            2.02%          0.28%         599.86%
Year Ended October 31, 2007 (h)           $   64            1.76%           0.20%            1.90%          0.06%         759.85%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


48 | LEADERSHIP SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                          INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                      NET ASSET          NET    UNREALIZED
                                         VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                      BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $ 9.47          (i)          1.99         1.99
Year Ended October 31, 2004              $11.42     (0.03)            1.18         1.15
Year Ended October 31, 2005              $12.57      0.12             2.12         2.24
Year Ended October 31, 2006 (h)          $13.96      0.31             1.66         1.97
Year Ended October 31, 2007 (h)          $14.35      0.09             2.33         2.42
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)        $12.22     (0.01)            0.37         0.36
Year Ended October 31, 2005              $12.58      0.17             2.09         2.26
Year Ended October 31, 2006              $13.96      0.15             1.85         2.00
Year Ended October 31, 2007 (h)          $14.24      0.11             2.29         2.40
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                             NET        NET                    NET ASSET
                                      INVESTMENT   REALIZED           TOTAL   VALUE, END        TOTAL
                                          INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               (0.04)        --           (0.04)      $ 11.42       21.10%
Year Ended October 31, 2004                  --         --              --       $ 12.57       10.07%
Year Ended October 31, 2005               (0.09)     (0.76)          (0.85)      $ 13.96       18.23%
Year Ended October 31, 2006 (h)           (0.09)     (1.49)          (1.58)      $ 14.35       15.27%
Year Ended October 31, 2007 (h)           (0.05)     (1.14)          (1.19)      $ 15.58       17.84%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)            --         --              --       $ 12.58        2.95%
Year Ended October 31, 2005               (0.12)     (0.76)          (0.88)      $ 13.96       18.37%
Year Ended October 31, 2006               (0.23)     (1.49)          (1.72)      $ 14.24       15.60%
Year Ended October 31, 2007 (h)           (0.05)     (1.14)          (1.19)      $ 15.45       17.85%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                                     RATIO      RATIO OF      INVESTMENT
                                                                    OF NET      EXPENSES   INCOME (LOSS)
                                                                INVESTMENT     (PRIOR TO       (PRIOR TO
                                      NET ASSETS     RATIO OF       INCOME    REIMBURSE-      REIMBURSE-
                                       AT END OF     EXPENSES    (LOSS) TO     MENTS) TO       MENTS) TO
                                          PERIOD   TO AVERAGE      AVERAGE   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                          (000S)   NET ASSETS   NET ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $1,395        1.38%       0.01%          3.06%         (1.67%)        196.86%
Year Ended October 31, 2004               $2,377        1.41%      (0.27%)         2.56%         (1.42%)        230.95%
Year Ended October 31, 2005               $6,674        1.43%       0.98%          1.75%          0.66%         522.67%
Year Ended October 31, 2006 (h)           $  431        1.44%       2.27%          1.54%          2.18%         599.86%
Year Ended October 31, 2007 (h)           $  507        1.24%       0.60%          1.39%          0.45%         759.85%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)         $    1        1.12%      (0.17%)         2.44%         (1.50%)        230.95%
Year Ended October 31, 2005               $    1        1.20%       1.23%          1.77%          0.72%         522.67%
Year Ended October 31, 2006               $    1        1.22%       1.08%          1.41%          0.89%         599.86%
Year Ended October 31, 2007 (h)           $5,858        1.20%       0.78%          1.36%          0.62%         759.85%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.

(i)   The amount is less than $0.005.


                                                          LEADERSHIP SERIES | 49

SECTION 6 NATIONWIDE SMALL CAP LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------

                                                                       NET
                                                                  REALIZED
                                      NET ASSET          NET           AND
                                         VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                      BEGINNING       INCOME      GAINS ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.01)            0.09         0.08
Year Ended October 31, 2006              $10.08          (g)          3.04         3.04
Year Ended October 31, 2007              $12.91     (0.05)            1.03         0.98
----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.02)            0.05         0.03
Year Ended October 31, 2006              $10.03     (0.04)            2.96         2.92
Year Ended October 31, 2007              $12.76     (0.14)            1.01         0.87
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.04)            0.08         0.04
Year Ended October 31, 2006              $10.04     (0.05)            2.98         2.93
Year Ended October 31, 2007              $12.78     (0.13)            0.99         0.86
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.06)            0.11         0.05
Year Ended October 31, 2006              $10.05          (g)          3.00         3.00
Year Ended October 31, 2007              $12.84     (0.06)            0.99         0.93
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (f)        $10.00          (g)          0.10         0.10
Year Ended October 31, 2006              $10.10      0.01             3.06         3.07
Year Ended October 31, 2007              $12.95     (0.05)            1.04         0.99
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)        $10.00     (0.01)            0.12         0.11
Year Ended October 31, 2006              $10.11      0.07             3.02         3.09
Year Ended October 31, 2007              $12.98          (g)          1.01         1.01
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------

                                            NET        NET                    NET ASSET
                                     INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.08           0.80%
Year Ended October 31, 2006            (0.02)       (0.19)          (0.21)       $12.91          30.65%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.81           7.82%
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.03           0.30%
Year Ended October 31, 2006               --(g)     (0.19)          (0.19)       $12.76          29.55%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.55           7.00%
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.04           0.40%
Year Ended October 31, 2006               --(g)     (0.19)          (0.19)       $12.78          29.63%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.56           6.90%
--------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.05           0.50%
Year Ended October 31, 2006            (0.02)       (0.19)          (0.21)       $12.84          30.32%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.69           7.45%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.10           1.00%
Year Ended October 31, 2006            (0.03)       (0.19)          (0.22)       $12.95          30.83%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.86           7.88%
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)         --           --              --        $10.11           1.10%
Year Ended October 31, 2006            (0.03)       (0.19)          (0.22)       $12.98          31.03%
Year Ended October 31, 2007               --        (1.08)          (1.08)       $12.91           8.03%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    RATIO OF NET
                                                                           RATIO        RATIO OF      INVESTMENT
                                                                          OF NET        EXPENSES   INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO       (PRIOR TO
                                    NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                     AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                        PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                        (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2005 (f)      $ 5,449            1.80%          (0.20%)           2.36%         (0.76%)        372.55%
Year Ended October 31, 2006            $21,484            1.61%          (0.05%)           1.66%         (0.10%)        440.62%
Year Ended October 31, 2007            $21,832            1.59%          (0.39%)           1.59%         (0.40%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2005 (f)      $   888            2.49%          (0.88%)           3.00%         (1.39%)        372.55%
Year Ended October 31, 2006            $ 1,783            2.35%          (0.50%)           2.40%         (0.55%)        440.62%
Year Ended October 31, 2007            $ 2,361            2.33%          (1.17%)           2.33%         (1.17%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2005 (f)      $ 5,657            2.49%          (0.90%)           3.04%         (1.45%)        372.55%
Year Ended October 31, 2006            $11,686            2.35%          (0.57%)           2.40%         (0.63%)        440.62%
Year Ended October 31, 2007            $20,302            2.34%          (1.18%)           2.34%         (1.18%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2005 (f)      $     1            2.26%          (0.74%)           3.03%         (1.51%)        372.55%
Year Ended October 31, 2006            $     6            1.95%          (0.46%)           1.99%         (0.50%)        440.62%
Year Ended October 31, 2007            $   534            1.95%          (1.19%)           1.95%         (1.19%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2005 (f)      $     1            1.57%          (0.04%)           2.21%         (0.69%)        372.55%
Year Ended October 31, 2006            $    86            1.50%          (0.56%)           1.54%         (0.60%)        440.62%
Year Ended October 31, 2007            $ 1,038            1.56%          (0.87%)           1.56%         (0.87%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)      $ 4,045            1.49%           0.05%            2.29%         (0.89%)        372.55%
Year Ended October 31, 2006            $ 5,308            1.35%           0.62%            1.40%          0.57%         440.62%
Year Ended October 31, 2007            $ 4,210            1.32%          (0.01%)           1.32%         (0.01%)        412.18%
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g)   Amount is less than $0.005.


50 | LEADERSHIP SERIES

SECTION 6 NATIONWIDE U.S. GROWTH LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------

                                                                        NET
                                                                   REALIZED
                                                                        AND
                                      NET ASSET          NET     UNREALIZED
                                         VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                      BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                      OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $ 5.49     (0.03)            2.76         2.73
Year Ended October 31, 2004              $ 8.22     (0.07)            0.34         0.27
Year Ended October 31, 2005              $ 8.49     (0.05)            1.52         1.47
Year Ended October 31, 2006              $ 9.96     (0.06)            0.27         0.21
Year Ended October 31, 2007              $ 9.57     (0.08)            2.87         2.79
-----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)          $ 5.40     (0.11)            2.74         2.63
Year Ended October 31, 2004              $ 8.03     (0.13)            0.34         0.21
Year Ended October 31, 2005              $ 8.24     (0.12)            1.47         1.35
Year Ended October 31, 2006              $ 9.59     (0.11)            0.25         0.14
Year Ended October 31, 2007              $ 9.13     (0.15)            2.74         2.59
-----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (f)          $ 5.44     (0.13)            2.77         2.64
Year Ended October 31, 2004              $ 8.08     (0.11)            0.32         0.21
Year Ended October 31, 2005              $ 8.29     (0.15)            1.51         1.36
Year Ended October 31, 2006              $ 9.65     (0.11)            0.25         0.14
Year Ended October 31, 2007              $ 9.19     (0.15)            2.76         2.61
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)        $ 7.49     (0.01)            0.56         0.55
Year Ended October 31, 2004              $ 8.04     (0.11)            0.34         0.23
Year Ended October 31, 2005              $ 8.27        --(l)          1.44         1.44
Year Ended October 31, 2006              $ 9.71     (0.07)            0.25         0.18
Year Ended October 31, 2007              $ 9.29     (0.10)            2.78         2.68
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $ 5.54     (0.03)            2.80         2.77
Year Ended October 31, 2004              $ 8.31     (0.09)            0.37         0.28
Year Ended October 31, 2005              $ 8.59     (0.07)            1.56         1.49
Year Ended October 31, 2006              $10.08     (0.06)            0.30         0.24
Year Ended October 31, 2007              $ 9.72     (0.09)            2.95         2.86
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)        $ 8.62     (0.02)           (0.01)       (0.03)
Year Ended October 31, 2005              $ 8.59     (0.03)            1.55         1.52
Year Ended October 31, 2006              $10.11     (0.02)            0.26         0.24
Year Ended October 31, 2007              $ 9.75     (0.04)            2.93         2.89
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                             DISTRIBUTIONS
---------------------------------------------------------------------------------------------

                                            NET                    NET ASSET
                                       REALIZED           TOTAL   VALUE, END           TOTAL
                                          GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 --              --        $ 8.22       49.73%
Year Ended October 31, 2004                 --              --        $ 8.49        3.28%
Year Ended October 31, 2005                 --              --        $ 9.96       17.31%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.57        1.77%(j)
Year Ended October 31, 2007                 --              --        $12.36       29.29%
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)             --              --        $ 8.03       48.70%
Year Ended October 31, 2004                 --              --        $ 8.24        2.62%
Year Ended October 31, 2005                 --              --        $ 9.59       16.38%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.13        1.18%(j)
Year Ended October 31, 2007                 --              --        $11.72       28.37%
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (f)             --              --        $ 8.08       48.53%
Year Ended October 31, 2004                 --              --        $ 8.29        2.60%
Year Ended October 31, 2005                 --              --        $ 9.65       16.41%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.19        1.18%(j)
Year Ended October 31, 2007                 --              --        $11.80       28.40%
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)           --              --        $ 8.04        7.34%
Year Ended October 31, 2004                 --              --        $ 8.27        2.86%
Year Ended October 31, 2005                 --              --        $ 9.71       17.41%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.29        1.60%(j)
Year Ended October 31, 2007                 --              --        $11.97       28.85%
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                 --              --        $ 8.31       50.00%
Year Ended October 31, 2004                 --              --        $ 8.59        3.37%
Year Ended October 31, 2005                 --              --        $10.08       17.35%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.72        1.95%(j)
Year Ended October 31, 2007                 --              --        $12.58       29.69%
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)           --              --        $ 8.59       (0.35%)
Year Ended October 31, 2005                 --              --        $10.11       17.69%
Year Ended October 31, 2006              (0.60)          (0.60)       $ 9.75        2.16%(j)
Year Ended October 31, 2007                 --              --        $12.64       29.64%
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    RATIO OF NET
                                                                                        RATIO OF      INVESTMENT
                                                                           RATIO        EXPENSES   INCOME (LOSS)
                                                                          OF NET       (PRIOR TO       (PRIOR TO
                                    NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                     AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                        PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                        (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 8,714         1.59%          (1.02%)           2.10%         (1.54%)           637.45%
Year Ended October 31, 2004            $21,273         1.64%          (1.06%)           1.80%         (1.23%)           510.91%
Year Ended October 31, 2005            $76,762         1.56%          (0.89%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $86,364         1.46%(k)       (0.52%)(k)        1.48%(k)      (0.54%)(k)        389.34%
Year Ended October 31, 2007            $84,973         1.50%          (0.69%)           1.51%         (0.70%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)        $ 2,023         2.30%          (1.72%)           2.96%         (2.38%)           637.45%
Year Ended October 31, 2004            $ 2,572         2.30%          (1.71%)           2.45%         (1.86%)           510.91%
Year Ended October 31, 2005            $ 4,253         2.24%          (1.53%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $ 6,072         2.15%(k)       (1.24%)(k)        2.18%(k)      (1.27%)(k)        389.34%
Year Ended October 31, 2007            $ 6,324         2.21%          (1.40%)           2.21%         (1.40%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003 (f)        $ 1,606         2.30%          (1.76%)           2.60%         (2.07%)           637.45%
Year Ended October 31, 2004            $ 4,000         2.30%          (1.74%)           2.47%         (1.91%)           510.91%
Year Ended October 31, 2005            $22,774         2.22%          (1.56%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $36,040         2.15%(k)       (1.23%)(k)        2.18%(k)      (1.25%)(k)        389.34%
Year Ended October 31, 2007            $34,820         2.21%          (1.40%)           2.21%         (1.40%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)      $     1         1.90%          (1.64%)           2.00%         (1.74%)(g)        637.45%
Year Ended October 31, 2004            $     1         1.89%          (1.33%)           2.20%         (1.64%)           510.91%
Year Ended October 31, 2005            $   637         1.54%          (0.93%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $ 1,037         1.70%(k)       (0.79%)(k)        1.72%(k)      (0.80%)(k)        389.34%
Year Ended October 31, 2007            $ 1,734         1.81%          (1.02%)           1.81%         (1.02%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 6,563         1.50%          (0.94%)           2.00%         (1.44%)           637.45%
Year Ended October 31, 2004            $ 7,008         1.54%          (0.93%)           1.68%         (1.08%)           510.91%
Year Ended October 31, 2005            $ 8,806         1.48%          (0.77)%                (i)             (i)        442.04%
Year Ended October 31, 2006            $   719         1.30%(k)       (0.11%)(k)        1.33%(k)      (0.14%)(k)        389.34%
Year Ended October 31, 2007            $   516         1.28%          (0.46%)           1.29%         (0.46%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)      $   234         1.30%          (0.83%)           1.54%         (1.07%)(g)        510.91%
Year Ended October 31, 2005            $ 1,737         1.23%          (0.55%)                (i)             (i)        442.04%
Year Ended October 31, 2006            $ 4,601         1.17%(k)       (0.29%)(k)        1.19%(k)      (0.31%)(k)        389.34%
Year Ended October 31, 2007            $ 4,736         1.21%          (0.39%)           1.22%         (0.39%)           334.26%
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


(i)   There were no fee reductions in this period.


(j) Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.

(k)   Excludes reimbursement from the Investment Adviser.

(l)   The amount is less than $0.005.


                                                          LEADERSHIP SERIES | 51

SECTION 6 NATIONWIDE WORLDWIDE LEADERS FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


----------------------------------------------------------------------------------------
                                                         INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                      NET ASSET          NET           AND
                                         VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                      BEGINNING       INCOME      GAINS ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              $ 5.50     (0.02)            1.53         1.51
Year Ended October 31, 2004              $ 7.01      0.05             0.46         0.51
Year Ended October 31, 2005              $ 7.52     (0.02)            1.78         1.76
Year Ended October 31, 2006              $ 9.25      0.04             2.38         2.42
Year Ended October 31, 2007              $11.62          (j)          3.77         3.77
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)          $ 5.41     (0.04)            1.48         1.44
Year Ended October 31, 2004              $ 6.85          (j)          0.45         0.45
Year Ended October 31, 2005              $ 7.30     (0.05)            1.71         1.66
Year Ended October 31, 2006              $ 8.94     (0.02)            2.27         2.25
Year Ended October 31, 2007              $11.18     (0.07)            3.60         3.53
----------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              $ 5.44     (0.06)            1.51         1.45
Year Ended October 31, 2004              $ 6.89          (j)          0.44         0.44
Year Ended October 31, 2005              $ 7.33     (0.05)            1.71         1.66
Year Ended October 31, 2006              $ 8.97     (0.01)            2.28         2.27
Year Ended October 31, 2007              $11.22     (0.07)            3.62         3.55
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)        $ 6.55     (0.01)            0.32         0.31
Year Ended October 31, 2004              $ 6.86      0.02             0.45         0.47
Year Ended October 31, 2005              $ 7.33     (0.03)            1.75         1.72
Year Ended October 31, 2006              $ 9.02      0.01             2.31         2.32
Year Ended October 31, 2007              $11.30          (j)          3.62         3.62
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003              $ 5.54          (j)          1.54         1.54
Year Ended October 31, 2004              $ 7.08      0.05             0.47         0.52
Year Ended October 31, 2005              $ 7.60     (0.01)            1.79         1.78
Year Ended October 31, 2006 (f)          $ 9.35      0.02             2.42         2.44
Year Ended October 31, 2007              $11.74      0.03             3.81         3.84
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)        $ 7.23      0.02             0.35         0.37
Year Ended October 31, 2005              $ 7.60      0.01             1.80         1.81
Year Ended October 31, 2006              $ 9.37      0.07             2.40         2.47
Year Ended October 31, 2007              $11.78      0.03             3.84         3.87
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------

                                            NET                                 NET ASSET
                                     INVESTMENT           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                         INCOME   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               --                --            --       $ 7.01          27.45%
Year Ended October 31, 2004               --                --            --       $ 7.52           7.28%
Year Ended October 31, 2005            (0.03)            (0.03)           --       $ 9.25          23.44%
Year Ended October 31, 2006            (0.05)            (0.05)           --       $11.62          26.22%
Year Ended October 31, 2007            (0.03)            (0.03)         0.01       $15.37          32.61%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)           --                --            --       $ 6.85          26.62%
Year Ended October 31, 2004               --                --            --       $ 7.30           6.57%
Year Ended October 31, 2005            (0.02)            (0.02)           --       $ 8.94          22.70%
Year Ended October 31, 2006            (0.01)            (0.01)           --       $11.18          25.22%
Year Ended October 31, 2007               --                --          0.01       $14.72          31.66%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               --                --            --       $ 6.89          26.65%
Year Ended October 31, 2004               --                --            --       $ 7.33           6.39%
Year Ended October 31, 2005            (0.02)            (0.02)           --       $ 8.97          22.81%
Year Ended October 31, 2006            (0.02)            (0.02)           --       $11.22          25.19%
Year Ended October 31, 2007               --(j)             --          0.01       $14.78          31.73%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)         --                --            --       $ 6.86           4.73%
Year Ended October 31, 2004               --                --            --       $ 7.33           7.00%
Year Ended October 31, 2005            (0.03)            (0.03)           --       $ 9.02          23.33%
Year Ended October 31, 2006            (0.04)            (0.04)           --       $11.30          25.78%
Year Ended October 31, 2007            (0.02)            (0.02)         0.01       $14.91          32.16%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               --                --            --       $ 7.08          27.80%
Year Ended October 31, 2004               --                --            --       $ 7.60           7.34%
Year Ended October 31, 2005            (0.03)            (0.03)           --       $ 9.35          23.48%
Year Ended October 31, 2006 (f)        (0.05)            (0.05)           --       $11.74          26.17%
Year Ended October 31, 2007            (0.04)            (0.04)         0.01       $15.55          32.84%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)         --                --            --       $ 7.60           5.12%
Year Ended October 31, 2005            (0.04)            (0.04)           --       $ 9.37          23.81%
Year Ended October 31, 2006            (0.06)            (0.06)           --       $11.78          26.49%
Year Ended October 31, 2007            (0.05)            (0.05)         0.01       $15.61          33.01%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     RATIO OF NET
                                                                           RATIO        RATIO OF       INVESTMENT
                                                                          OF NET        EXPENSES    INCOME (LOSS)
                                                                      INVESTMENT       (PRIOR TO        (PRIOR TO
                                    NET ASSETS         RATIO OF           INCOME      REIMBURSE-       REIMBURSE-
                                     AT END OF         EXPENSES        (LOSS) TO       MENTS) TO        MENTS) TO
                                        PERIOD       TO AVERAGE      AVERAGE NET     AVERAGE NET      AVERAGE NET      PORTFOLIO
                                       (000'S)   NET ASSETS (c)       ASSETS (c)   ASSETS (c)(d)    ASSETS (c)(d)   TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $34,889            1.67%          (0.47%)             (h)              (h)       689.06%
Year Ended October 31, 2004            $30,707            1.70%           0.53%         1.85%           0.38%          495.62%
Year Ended October 31, 2005            $32,404            1.69%          (0.26%)        1.94%          (0.50%)         352.57%
Year Ended October 31, 2006            $41,219            1.62%           0.42%         1.68%           0.36%          298.51%
Year Ended October 31, 2007            $61,525            1.58%           0.02%         1.58%           0.01%          257.25%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003 (f)        $    96            2.39%          (0.72%)             (h)              (h)       689.06%
Year Ended October 31, 2004            $   122            2.40%          (0.13%)        2.57%          (0.30%)         495.62%
Year Ended October 31, 2005            $   343            2.41%          (0.94%)        2.64%          (1.18%)         352.57%
Year Ended October 31, 2006            $   806            2.33%          (0.24%)        2.40%          (0.31%)         298.51%
Year Ended October 31, 2007            $ 2,209            2.32%          (0.79%)        2.32%          (0.79%)         257.25%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            $    19            2.38%          (0.84%)             (h)              (h)       689.06%
Year Ended October 31, 2004            $    25            2.40%          (0.08%)        2.57%          (0.25%)         495.62%
Year Ended October 31, 2005            $   676            2.41%          (0.90%)        2.65%          (1.15%)         352.57%
Year Ended October 31, 2006            $ 3,795            2.32%          (0.26%)        2.40%          (0.33%)         298.51%
Year Ended October 31, 2007            $21,935            2.32%          (0.80%)        2.32%          (0.80%)         257.25%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (g)      $     1            1.87%          (1.05%)        1.97%          (1.15%)         689.06%
Year Ended October 31, 2004            $     1            1.96%           0.28%         2.12%           0.12%          495.62%
Year Ended October 31, 2005            $     1            1.75%          (0.33%)        1.75%          (0.34%)         352.57%
Year Ended October 31, 2006            $     2            1.92%           0.11%         1.98%           0.06%          298.51%
Year Ended October 31, 2007            $ 1,048            1.84%          (0.70%)        1.85%          (0.70%)         257.25%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003            $ 1,400            1.46%           0.12%              (h)              (h)       689.06%
Year Ended October 31, 2004            $ 1,373            1.65%           0.61%         1.80%           0.46%          495.62%
Year Ended October 31, 2005            $ 3,883            1.64%          (0.15%)        1.89%          (0.40%)         352.57%
Year Ended October 31, 2006 (f)        $    20            1.65%           0.15%         1.70%           0.11%          298.51%
Year Ended October 31, 2007            $    39            1.42%           0.17%         1.42%           0.17%          257.25%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)      $     1            1.40%           0.72%         1.70%           0.42%          495.62%
Year Ended October 31, 2005            $     1            1.40%           0.04%         1.73%          (0.32%)         352.57%
Year Ended October 31, 2006            $     2            1.32%           0.72%         1.42%           0.62%          298.51%
Year Ended October 31, 2007            $     2            1.32%           0.26%         1.32%           0.26%          257.25%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h)   There were no fee reductions during the period.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   The amount is less than $0.005.


52 | LEADERSHIP SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation,call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C.20549-0102 (The SEC charges a fee to copy any documents.)


The Trust's Investment Company Act File No.: 811-08495

The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                PR-LDRS 2/08

Fund Prospectus

February 28, 2008

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUND(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class A                                 GNSAX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class B                                 GNSBX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class C                                 GNSCX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class R                                 GNPRX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Institutional Service Class             GNSSX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Institutional Class                     GNSIX
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund Institutional Class                      NNSVX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                NorthPointe Small Cap Growth Fund
                NorthPointe Small Cap Value Fund

11              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

13              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Subadviser
                Portfolio Management
                Multi-Manager Structure

15              SECTION 4: INVESTING WITH NATIONWIDE
                   FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

26              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

28              SECTION 6: FINANCIAL HIGHLIGHTS

                                                           NORTHPOINTE FUNDS | 1

--------------------------------------------------------------------------------

NorthPointe Funds

INTRODUCTION TO THE NORTHPOINTE FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT TWO FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"):

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund


THESE FUNDS ARE PRIMARILY INTENDED:


o to help investors seek to grow their capital by pursuing equity investments in small cap companies.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES


The NorthPointe Small Cap Growth Fund features six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. HOWEVER, AS OF THE DATE OF THIS PROSPECTUS, ONLY THE CLASS R, INSTITUTIONAL SERVICE CLASS AND INSTITUTIONAL CLASS SHARES ARE BEING OFFERED TO INVESTORS. CURRENT SHAREHOLDERS OF CLASS A, CLASS B OR CLASS C SHARES CAN CONTINUE TO REINVEST DIVIDENDS AND DISTRIBUTIONS IN SHARES OF SUCH CLASSES. The NorthPointe Small Cap Value Fund offers Institutional Class shares only. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.


2 | NORTHPOINTE FUNDS

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                           NORTHPOINTE FUNDS | 3

SECTION 1 NORTHPOINTE SMALL CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. In pursuing a GROWTH STYLE of investing, the Fund invests primarily in COMMON STOCK of smaller, emerging growth companies in the U.S. that may be undiscovered in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The Fund's subadviser focuses on securities that exhibit some or all of the following characteristics:


o     development of new products, technologies or markets;

o     high quality balance sheet;

o     above average earnings growth;

o     attractive valuation and

o     strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.


The Fund's subadviser considers selling a security when:


o     a company's fundamentals change from the time of original investment;

o the valuation measures deteriorate to where other attractive stocks are available more cheaply;

o     financial stability weakens;

o     management's actions are not in the shareholders' best interests and

o     MARKET CAPITALIZATION reaches twice the portfolio buying range.

The Fund may invest without limit in initial public offerings ("IPOs") of small cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.


The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Growth Index or other funds with similar investment objectives and strategies.

SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


If the value of the Fund's investments goes down, you may lose money.


4 | NORTHPOINTE FUNDS

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.


ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2005        2006       2007
----------------------------
5.04%      16.84%      2.21%

BEST QUARTER: 16.96% - 1ST QTR OF 2006
WORST QUARTER: -6.97% - 4TH QTR OF 2007


After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                                      1 YEAR   (SEPT. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                         -3.65%          10.60%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                         -3.05%          11.17%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                          0.65%          11.89%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                          1.97%          12.35%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                        2.60%          12.96%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              2.52%          12.98%
--------------------------------------------------------------------------------
Institutional Class shares -
   After Taxes on Distributions                        0.39%          10.65%
--------------------------------------------------------------------------------
Institutional Class shares -
   After Taxes on Distributions
   and Sales of Shares                                 2.62%          10.12%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)                        7.05%          12.21%(3)
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of small-cap stocks of U.S. companies that seem to offer a growth bias. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since September 30, 2004.


                                                           NORTHPOINTE FUNDS | 5

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                  INSTITUTIONAL  SERVICE
FROM YOUR INVESTMENT)(1)         CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)    5.75%(2)        None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)               None(3)         5.00%(4)        1.00%(5)        None            None           None
------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)        2.00%           2.00%           2.00%           2.00%           2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)          0.95%           0.95%           0.95%           0.95%           0.95%          0.95%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                 0.25%           1.00%           1.00%           0.50%           None           None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                0.35%           0.30%           0.30%           0.50%           0.30%          0.30%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.55%           2.25%           2.25%           1.95%           1.25%          1.25%
------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)         0.15%           0.15%           0.15%           0.15%           0.15%          0.15%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)          1.40%           2.10%           2.10%           1.80%           1.10%          1.10%
------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will be imposed on redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class Shares were 0.05%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time for Class A, Class R or Institutional Service Class shares because these classes do not currently sell their shares to intermediaries that charge the full amount permitted.

(8) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.10% at least through May 1, 2009 for all share classes of the Fund. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.60% for Class A, 1.85% for Class R and 1.35% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


6 | NORTHPOINTE FUNDS

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $709    $1,023    $1,358     $2,302
--------------------------------------------------------------------------------
Class B shares                               713       989     1,391      2,315
--------------------------------------------------------------------------------
Class C shares                               313       689     1,191      2,573
--------------------------------------------------------------------------------
Class R shares                               183       598     1,038      2,263
--------------------------------------------------------------------------------
Institutional Service Class shares           112       382       672      1,498
--------------------------------------------------------------------------------
Institutional Class shares                   112       382       672      1,498
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $213      $689    $1,191     $2,315
--------------------------------------------------------------------------------
Class C shares                               213       689     1,191      2,573
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

                                                           NORTHPOINTE FUNDS | 7

SECTION 1 NORTHPOINTE SMALL CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES.


The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be VALUE STYLE companies. These companies appear to have good earnings growth potential and the Fund's subadviser believes that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the Fund's subadviser believes have favorable prospects for recovery). In addition to investing in small-cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").

The Fund's subadviser considers selling a security if:


o     there are more attractive securities available;

o     the business environment is changing;

o     the price fits the portfolio managers'price target or

o     to control the overall risk of the portfolio.

The Adviser has selected NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index or other funds with similar investment objectives and strategies.

SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

SPECIAL SITUATION COMPANIES RISK - special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.


FOREIGN SECURITIES RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default or prepayment risk.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


8 | NORTHPOINTE FUNDS

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001       2002      2003      2004     2005      2006      2007
-----------------------------------------------------------------
8.69%    -12.02%    42.49%    16.53%    7.85%    18.03%    -7.20%


BEST QUARTER: 21.59% - 2ND QTR OF 2003
WORST QUARTER: -17.63% - 3RD QTR OF 2002


After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                      (JUNE 29,
                                                 1 YEAR    5 YEARS        2000)
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes        -7.20%     14.42%     10.78%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions                                -11.87%     10.00%      7.52%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions and Sales of Shares             -3.47%     10.88%      8.07%
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)                         -1.57%     16.25%      6.71%(3)
--------------------------------------------------------------------------------

(1) These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.

(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of smaller U.S. companies. The Index does not pay fees or expenses. If fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since June 30, 2000.


--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                      None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)                                                   0.85%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution
activities, as well as certain shareholder servicing costs)                None
--------------------------------------------------------------------------------
Other Expenses                                                            0.12%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(1)                                   0.97%
--------------------------------------------------------------------------------

(1) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.00% at least through May 1, 2009.This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, the Fund is operating below the expense limitation.


                                                           NORTHPOINTE FUNDS | 9

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Institutional Class shares                   $99      $309      $536     $1,190
--------------------------------------------------------------------------------


10 | NORTHPOINTE FUNDS

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small cap company may lose substantial value. Investing in small cap companies requires a longer term investment view and may not be appropriate for all investors.

WARRANTS - securities that give the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default or prepayment risk.


SECURITIES LENDING - the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

                                                          NORTHPOINTE FUNDS | 11

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities;

o certificates of deposit, bankers' acceptances and interest- bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

12 | NORTHPOINTE FUNDS

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


SUBADVISER


NorthPointe Capital LLC ("NorthPointe"), 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, is the subadviser to the Funds. Subject to the supervision of NFA and Board of Trustees, NorthPointe manages each Fund's assets in accordance with each Fund's investment objective and strategies. NorthPointe makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 as a domestic equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds.

Each Fund pays the Adviser a management fee, based on each Fund's average daily net assets. From its management fee, the Adviser pays NorthPointe a subadvisory fee based on each Fund's average daily net assets. The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, was as follows:

--------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT
FUND                                                                   FEE PAID
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                                         0.80%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                                          0.97%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP GROWTH FUND


Carl Wilk, CFP, senior portfolio manager, and Karl Knas, CPA, portfolio manager, are co-portfolio managers of the Fund.

Carl P.Wilk, CFP joined NorthPointe in April 2002. Mr. Wilk has over 18 years experience in managing micro and small capitalization securities.

Karl Knas, CPA, joined NorthPointe in February 2003. From August 2001 to March 2003, Mr. Knas worked for SoundView Technology Group as an equity research analyst.


PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP VALUE FUND


Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

                                                          NORTHPOINTE FUNDS | 13

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are subadvised by NorthPointe, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to the
Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

14 | NORTHPOINTE FUNDS

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors. AS OF THE DATE OF THIS PROSPECTUS, THE NORTHPOINTE SMALL CAP GROWTH FUND DOES NOT OFFER CLASS A, CLASS B OR CLASS C SHARES. EXISTING SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES MAY NONETHELESS REINVEST DIVIDENDS AND DISTRIBUTIONS IN SUCH CLASSES.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

The NorthPointe Small Cap Value Fund offers only Institutional Class shares.

Class A shares of the NorthPointe Small Cap Growth Fund may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                            SALES CHARGE AS A PERCENTAGE OF
                            -------------------------------
                                                                        DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                   OFFERING                INVESTED      PERCENTAGE OF
PURCHASE                       PRICE         (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000              5.75%                   6.10%              5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999             4.75                    4.99               4.00
--------------------------------------------------------------------------------
$100,000 to $249,999           3.50                    3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999           2.50                    2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999           2.00                    2.04               1.75
--------------------------------------------------------------------------------
$1 million or more             None                    None              None*
--------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.


REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you


                                                          NORTHPOINTE FUNDS | 15
      realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC also does not apply:


o if you are eligible to purchase Class A shares without a sales charge for another reason;


o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                                              $1 MILLION   $25 MILLION
PURCHASE                                           TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                                          18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                                              0.50%         0.25%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the NorthPointe Small Cap Growth Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C
SHARES

The CDSC is waived on:

o the redemption of Class A,Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A,Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and


o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.


16 | NORTHPOINTE FUNDS

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                         7 YEARS
SALE WITHIN    1 YEAR    2 YEARS  3 YEARS   4 YEARS   5 YEARS    6 YEAR  OR MORE
--------------------------------------------------------------------------------
Sales charge       5%         4%       3%        3%        2%        1%       0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The NorthPointe Small Cap Growth Fund offers Class R, Service Class, Institutional Service Class and Institutional Class shares. The NorthPointe Small Cap Value Fund offers only Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans or


o     529 Plan accounts.


                                                          NORTHPOINTE FUNDS | 17

INSTITUTIONAL SERVICE CLASS SHARES


Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans,

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services,

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee,

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients or


o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.


SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either a
                                  distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


18 | NORTHPOINTE FUNDS

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278


                                                          NORTHPOINTE FUNDS | 19

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE       DAY WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.
                                                                    ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.

------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.

------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your redemption
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Funds written notice of its        must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Funds written notice of its
                                                                    termination.)
o  if you choose this method to open a new account, you must call
   our toll-free number before you wire your investment and         o  your proceeds typically will be wired to your bank on the
   arrange to fax your completed application.                          next business day after your order has been processed.

o  your bank may charge a fee to wire funds.                        o  Nationwide Funds deducts a $20 service fee from the
                                                                       redemption proceeds for this service.
o  the wire must be received by 4:00 p.m. in order to receive the
   current day's NAV.                                               o  your financial institution may also charge a fee for
                                                                       receiving the wire.

                                                                    o  funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.        Institutional Class shares should call our toll-free number.


20 | NORTHPOINTE FUNDS

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open;

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of the market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                          NORTHPOINTE FUNDS | 21

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                                         $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------

CLASS R SHARES
To open an account                                                    No Minimum
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------



CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name,

o     date of birth (for individuals),

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration,

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original Fund is charged.

22 | NORTHPOINTE FUNDS

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund.)

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically may redeem shares in Class A, Class D, Class B, Class C, Prime Shares and IRA Class in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted or


o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.


--------------------------------------------------------------------------------

                                                          NORTHPOINTE FUNDS | 23

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or sales and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


--------------------------------------------------------------------------------

24 | NORTHPOINTE FUNDS

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

REDEMPTION AND EXCHANGE FEES DO NOT APPLY TO:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and

o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial
   Services Fund                                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth
   Leaders Fund                                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                               2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
  Opportunities Fund                                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                 2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                     2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                         2.00%                 7
--------------------------------------------------------------------------------


                                                          NORTHPOINTE FUNDS | 25

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and


26 | NORTHPOINTE FUNDS

U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                          NORTHPOINTE FUNDS | 27

SECTION 6 NORTHPOINTE SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31, or if a Fund or a class has not been in existence for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                             NET
                                                                        REALIZED
                                                                             AND
                                           NET ASSET           NET    UNREALIZED
                                              VALUE,    INVESTMENT         GAINS   TOTAL FROM
                                           BEGINNING        INCOME   (LOSSES) ON   INVESTMENT
                                           OF PERIOD        (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (g)             $10.00        (0.01)          0.48         0.47
Year Ended October 31, 2005                   $10.47        (0.13)          1.33         1.20
Year Ended October 31, 2006                   $11.67        (0.09)          2.39         2.30
Year Ended October 31, 2007 (f)               $12.96        (0.11)          1.78         1.67
---------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (g)             $10.00        (0.01)          0.47         0.46
Year Ended October 31, 2005                   $10.46        (0.20)          1.32         1.12
Year Ended October 31, 2006                   $11.58        (0.21)          2.41         2.20
Year Ended October 31, 2007 (f)               $12.77        (0.17)          1.73         1.56
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (g)             $10.00        (0.01)          0.47         0.46
Year Ended October 31, 2005                   $10.46        (0.20)          1.32         1.12
Year Ended October 31, 2006                   $11.58        (0.21)          2.41         2.20
Year Ended October 31, 2007 (f)               $12.77        (0.17)          1.73         1.56
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)             $10.00        (0.01)          0.47         0.46
Year Ended October 31, 2005                   $10.46        (0.16)          1.33         1.17
Year Ended October 31, 2006                   $11.63        (0.14)          2.43         2.29
Year Ended October 31, 2007 (f)               $12.91        (0.11)          1.72         1.61
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (g)             $10.00        (0.01)          0.48         0.47
Year Ended October 31, 2005                   $10.47        (0.10)          1.33         1.23
Year Ended October 31, 2006                   $11.70        (0.10)          2.45         2.35
Year Ended October 31, 2007 (f)               $13.04        (0.05)          1.78         1.73
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)             $10.00        (0.01)          0.48         0.47
Year Ended October 31, 2005                   $10.47        (0.12)          1.36         1.24
Year Ended October 31, 2006                   $11.71        (0.07)          2.43         2.36
Year Ended October 31, 2007 (f)               $13.06        (0.06)          1.78         1.72
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
-------------------------------------------------------------------------------------------
                                                  NET                   NET ASSET     TOTAL
                                             REALIZED           TOTAL  VALUE, END    RETURN
                                                GAINS   DISTRIBUTIONS   OF PERIOD    (a)(b)
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (g)                 --              --       $10.47     4.70%
Year Ended October 31, 2005                       --              --       $11.67    11.46%
Year Ended October 31, 2006                    (1.01)          (1.01)      $12.96    20.98%
Year Ended October 31, 2007 (f)                (1.07)          (1.07)      $13.56    13.71%
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (g)                 --              --       $10.46     4.60%
Year Ended October 31, 2005                       --              --       $11.58    10.71%
Year Ended October 31, 2006                    (1.01)          (1.01)      $12.77    20.22%
Year Ended October 31, 2007 (f)                (1.07)          (1.07)      $13.26    13.00%
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (g)                 --              --       $10.46     4.60%
Year Ended October 31, 2005                       --              --       $11.58    10.71%
Year Ended October 31, 2006                    (1.01)          (1.01)      $12.77    20.22%
Year Ended October 31, 2007 (f)                (1.07)          (1.07)      $13.26    13.00%
-------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)                 --              --       $10.46     4.60%
Year Ended October 31, 2005                       --              --       $11.63    11.19%
Year Ended October 31, 2006                    (1.01)          (1.01)      $12.91    20.96%
Year Ended October 31, 2007 (f)                (1.07)          (1.07)      $13.45    13.28%
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (g)                 --              --       $10.47     4.70%
Year Ended October 31, 2005                       --              --       $11.70    11.75%
Year Ended October 31, 2006                    (1.01)          (1.01)      $13.04    21.38%
Year Ended October 31, 2007 (f)                (1.07)          (1.07)      $13.70    14.11%
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)                 --              --       $10.47     4.70%
Year Ended October 31, 2005                       --              --       $11.71    11.84%
Year Ended October 31, 2006                    (1.01)          (1.01)      $13.06    21.45%
Year Ended October 31, 2007 (f)                (1.07)          (1.07)      $13.71    14.01%
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                                            EXPENSES   INCOME (LOSS)
                                                                       RATIO OF  NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (g)         $      1            1.50%          (1.17%)           9.82%         (9.48%)          0.48%
Year Ended October 31, 2005               $      1            1.58%          (1.11%)           1.69%         (1.22%)        144.08%
Year Ended October 31, 2006               $     19            1.40%          (0.97%)           1.45%         (1.02%)         98.72%
Year Ended October 31, 2007 (f)           $      2            1.38%          (0.85%)           1.42%         (0.89%)         85.86%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (g)         $      1            2.07%          (1.78%)           9.13%         (8.84%)          0.48%
Year Ended October 31, 2005               $      1            2.02%          (1.79%)           2.10%         (1.87%)        144.08%
Year Ended October 31, 2006               $      1            2.10%          (1.73%)           2.22%         (1.85%)         98.72%
Year Ended October 31, 2007 (f)           $      2            2.00%          (1.36%)           2.10%         (1.46%)         85.86%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (g)         $      1            2.07%          (1.78%)           9.13%         (8.84%)          0.48%
Year Ended October 31, 2005               $      1            2.02%          (1.79%)           2.11%         (1.87%)        144.08%
Year Ended October 31, 2006               $      1            2.10%          (1.73%)           2.14%         (1.77%)         98.72%
Year Ended October 31, 2007 (f)           $      2            2.00%          (1.36%)           2.10%         (1.46%)         85.86%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)         $      1            1.73%          (1.17%)           8.65%         (6.92%)          0.48%
Year Ended October 31, 2005               $      1            1.55%          (1.41%)           1.56%         (1.43%)        144.08%
Year Ended October 31, 2006               $      1            1.23%          (1.10%)           1.23%         (1.10%)         98.72%
Year Ended October 31, 2007 (f)           $  5,686            1.56%          (0.87%)           1.69%         (1.00%)         85.86%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (g)         $      1            1.04%          (0.74%)           8.22%         (7.92%)          0.48%
Year Ended October 31, 2005               $      1            1.19%          (0.87%)           1.40%         (1.08%)        144.08%
Year Ended October 31, 2006               $      1            1.35%          (0.77%)           1.35%         (0.77%)         98.72%
Year Ended October 31, 2007 (f)           $      2            1.02%          (0.38%)           1.11%         (0.47%)         85.86%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)         $ 49,793            1.07%          (1.02%)           2.18%         (2.14%)          0.48%
Year Ended October 31, 2005               $ 41,074            1.10%          (0.81%)           1.19%         (0.89%)        144.08%
Year Ended October 31, 2006               $ 64,383            1.10%          (0.69%)           1.16%         (0.74%)         98.72%
Year Ended October 31, 2007 (f)           $119,429            1.08%          (0.42%)           1.16%         (0.50%)         85.86%
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charges.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.

(g) For the period from September 29, 2004 (commencement of operations) through October 31, 2004.


28 | NORTHPOINTE FUNDS

SECTION 6 NORTHPOINTE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------------------------
                                                                                INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------------------------
                                                                                             NET
                                                                                        REALIZED
                                                            NET ASSET                        AND
                                                               VALUE,          NET    UNREALIZED   TOTAL FROM
                                                            BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                                            OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                                    $ 9.82         0.03          3.72         3.75
Year Ended October 31, 2004                                    $13.53         0.03          1.64         1.67
Year Ended October 31, 2005                                    $14.43         0.08          1.99         2.07
Year Ended October 31, 2006                                    $12.51         0.05          1.86         1.91
Year Ended October 31, 2007 (f)                                $11.72         0.03          0.71         0.74
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
                                                  NET        NET                    NET ASSET
                                           INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                               INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                    (0.04)        --           (0.04)       $13.53          38.25%
Year Ended October 31, 2004                    (0.03)     (0.74)          (0.77)       $14.43          12.65%
Year Ended October 31, 2005                    (0.08)     (3.91)          (3.99)       $12.51          15.39%
Year Ended October 31, 2006                    (0.05)     (2.65)          (2.70)       $11.72          18.07%
Year Ended October 31, 2007 (f)                (0.05)     (1.44)          (1.49)       $10.97           6.48%
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                           RATIO OF     INVESTMENT
                                                                               RATIO       EXPENSES         INCOME
                                                                              OF NET      (PRIOR TO      (PRIOR TO
                                          NET ASSETS        RATIO OF      INVESTMENT     REIMBURSE-     REIMBURSE-
                                           AT END OF        EXPENSES   INCOME (LOSS)      MENTS) TO      MENTS) TO
                                              PERIOD      TO AVERAGE      TO AVERAGE    AVERAGE NET    AVERAGE NET    PORTFOLIO
                                              (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2003                  $39,328           1.00%           0.25%          1.01%          0.23%       102.63%
Year Ended October 31, 2004                  $32,156           0.99%           0.19%          1.00%          0.18%       135.45%
Year Ended October 31, 2005                  $25,069           1.00%           0.61%          1.03%          0.59%       164.93%
Year Ended October 31, 2006                  $32,267           1.00%           0.43%          1.07%          0.36%       154.88%
Year Ended October 31, 2007 (f)              $31,186           0.97%           0.25%          0.98%          0.24%       182.64%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charges.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Net investment income (loss) is based on average shares outstanding during the period.


                                                          NORTHPOINTE FUNDS | 29

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)


o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports


To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC


o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington,D.C.(For their hours of operation,call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                  PR-NP 2/08

Optimal Allocations Series


Fund Prospectus
February 28, 2008


Nationwide Optimal Allocations Fund: Defensive
Nationwide Optimal Allocations Fund: Moderate
Nationwide Optimal Allocations Fund: Moderate Growth
Nationwide Optimal Allocations Fund: Growth
Nationwide Optimal Allocations Fund: Specialty


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUND(SM)

                                                                 ON YOUR SIDE(R)

Optimal Allocations Series

These risk-based, diversified Funds feature significant allocations to specialty as well as core asset classes and may provide the opportunity for higher risk-adjusted returns than those provided by traditional asset allocation programs.

--------------------------------------------------------------------------------


FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class A                    GODAX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class B                    GODBX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class C                    GODCX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Class R                    GODRX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Institutional Class        GODIX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive Institutional
   Service Class                                                          GODSX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class A                     GMAAX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class B                     GMABX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class C                     GMACX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Class R                     GMRRX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Institutional Class         GMAIX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Institutional
   Service Class                                                          GAMSX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class A              GMMAX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class B              GMMBX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class C              GMMCX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Class R              GAGRX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth
   Institutional Class                                                    GMMIX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth Institutional
   Service Class                                                          GAASX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class A                       GVAAX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class B                       GVABX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class C                       GAACX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Class R                       GAARX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Institutional Class           GAAIX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth Institutional
   Service Class                                                          GVISX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class A                    GASAX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class B                    GASBX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class C                    GAMCX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Class R                    GASRX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Institutional Class        GASIX
--------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty Institutional
   Service Class                                                          GAISX
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TABLE OF CONTENTS


3     SECTION 1: FUND SUMMARIES
         AND PERFORMANCE

      Nationwide Optimal Allocations Fund: Defensive
      Nationwide Optimal Allocations Fund: Moderate
      Nationwide Optimal Allocations Fund: Moderate Growth
      Nationwide Optimal Allocations Fund: Growth
      Nationwide Optimal Allocations Fund: Specialty

17    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Strategies and Risks

18    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Portfolio Management
      Multi-Manager Structure

20    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

32    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-
         Deferred Accounts
      Backup Withholding

34    SECTION 6: FINANCIAL HIGHLIGHTS

39    APPENDIX: DESCRIPTION OF UNDERLYING INVESTMENTS


                                                  OPTIMAL ALLOCATIONS SERIES | 1

--------------------------------------------------------------------------------

OPTIMAL ALLOCATIONS Series

INTRODUCTION TO THE NATIONWIDE OPTIMAL ALLOCATIONS FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE FIVE NATIONWIDE OPTIMAL ALLOCATIONS FUNDS (INDIVIDUALLY, "OPTIMAL FUND" OR "FUND" AND
COLLECTIVELY, "OPTIMAL FUNDS" OR "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST"). THE OPTIMAL FUNDS ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS ACROSS A RANGE OF RISK LEVELS. EACH OPTIMAL FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN A COLLECTION OF OTHER MUTUAL FUNDS REPRESENTING A VARIETY OF ASSET CLASSES.

Nationwide Optimal Allocations Fund: Defensive
Nationwide Optimal Allocations Fund: Moderate
Nationwide Optimal Allocations Fund: Moderate Growth
Nationwide Optimal Allocations Fund: Growth
Nationwide Optimal Allocations Fund: Specialty


THE OPTIMAL FUNDS ARE PRIMARILY INTENDED TO PROVIDE A SOLUTION FOR INVESTORS
SEEKING:


o to achieve their financial objectives through a professionally developed asset allocation program and

o to maximize long-term total returns while targeting specific levels of risk through broad diversification among several asset classes, both traditional and specialty in nature.

To decide which of these Optimal Funds may be appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming. The Optimal Funds are not intended for all investors.

AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE OPTIMAL FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Optimal Fund has six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of an Optimal Fund represents an investment in the same assets of the Optimal Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Optimal Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Optimal Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Optimal Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund. Currently, Aberdeen serves as subadviser to each of the Optimal Funds. Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | OPTIMAL ALLOCATIONS SERIES

SECTION 1 OPTIMAL ALLOCATIONS SERIES FUND SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVES

Each Optimal Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES

The Optimal Funds aim to provide diversification across varying blends of traditional asset classes--such as U.S. stocks, international stocks, U.S. bonds and short-term investments, and "Specialty Asset" classes--such as stocks of specific market sectors, emerging market stocks, international bonds, real estate investment trusts ("REITs"), commodity-linked instruments and alternative strategies--by investing in a professionally selected mix of underlying mutual funds offered by Nationwide Mutual Funds as well as unaffiliated mutual funds and exchange-traded funds (each, an "Underlying Fund" or collectively, "Underlying Funds"). Depending on its target risk level and continuing or anticipated economic and/or market conditions, each Optimal Fund invests different amounts in these asset classes and Underlying Funds.


NFA has selected Aberdeen Asset Management Inc. as subadviser to manage each Fund's portfolio on a day-to-day basis.


NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE


The Defensive Fund pursues its objective by seeking to provide maximum real return while attempting to preserve capital. "Real return" means the amount of return realized on an investment when adjusted for inflation or deflation. The Defensive Fund's allocations are weighted towards investments in Specialty Assets, which typically consist of Underlying Funds that invest in a particular market sector or investment strategy, and which may offer the potential for greater returns, but also involve potentially greater risks. Specialty Assets consist of stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodity-linked derivatives and fixed-income securities backing such instruments and REITs. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Defensive Fund also invests in bonds and short-term investments to add income and reduce volatility. The Defensive Fund is not specifically a conservative investment option, although it may be appropriate for investors who have a lower tolerance for risk than aggressive investors and who are seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.


NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's allocation is weighted toward U.S. stock and Specialty Asset investments, but also includes a substantial portion in bonds and short-term investments to add income and reduce volatility. The Moderate Fund may be appropriate for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income or those willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH

The Moderate Growth Fund pursues its objective primarily by seeking growth of capital, but also by seeking income. The Moderate Growth Fund's allocation is significantly weighted toward U.S. stock and Specialty Asset investments, but also includes some bonds and short-term investments to reduce volatility. The Moderate Growth Fund may be appropriate for investors who want to maximize returns over the long-term and who have some tolerance for possible short-term losses.

NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH


The Growth Fund pursues its objective primarily by seeking growth of capital. The Growth Fund's allocation is heavily weighted toward U.S. stock and Specialty Asset investments. The Growth Fund may be appropriate for investors who are comfortable with substantial risk, who have a long investment time horizon and who want to maximize long-term returns potential and are better able to accept possible significant short-term or even long-term losses.


                                                  OPTIMAL ALLOCATIONS SERIES | 3

NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY

The Specialty Fund pursues its objective primarily by seeking growth of capital. The Specialty Fund's allocation is heavily weighted towards investments in Specialty Assets. Specialty Assets may offer the potential for greater returns, but also involve potentially greater risks. In most cases, Specialty Assets represent investments in stocks and bonds, including many that are traded in foreign markets, but also may include REITs, commodity-linked derivatives and fixed-income securities backing such instruments. Specialty Assets may also include Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Specialty Fund may be appropriate for investors who are comfortable with substantial risk or those who want to maximize long-term returns and who have a high tolerance for possible significant short-term or even long-term losses.

THE OPTIMAL FUNDS ARE GENERALLY NOT APPROPRIATE FOR CONSERVATIVE INVESTORS OR THOSE WITH A SHORT INVESTMENT TIME HORIZON.


The Optimal Funds invest predominantly in Underlying Funds that are actively managed, many by the subadviser. Certain other Underlying Funds are managed in a style that attempts to generally replicate the returns of a particular index. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Funds offer the added benefits of professional asset allocation and an extra measure of diversification.

The Adviser establishes a target allocation range among different asset classes based on each Optimal Fund's risk profile and individual strategies. Within each target asset class allocation range, the Adviser selects the Underlying Funds, and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges from time to time as appropriate given the risk profile and individual strategies of each Optimal Fund and in order to achieve each Optimal Fund's investment objective.


4 | OPTIMAL ALLOCATIONS SERIES

Listed in the table below are the asset classes in which the Optimal Funds currently may invest and the target allocation ranges for each Optimal Fund that have been established by the Adviser as of February 28, 2008. While this table is intended to provide a depiction of the kinds of securities and the general proportions in which each Optimal Fund currently invests, over time these target asset class allocations are likely to change as economic and/or market conditions warrant in order for each Fund to continue to meet its objective. Even where the target allocation ranges themselves do not change, actual allocations may vary from an established target over the short term. Until a target allocation range is itself changed, day-to-day market activity may cause a Fund's asset allocations to "drift" from the target. Under ordinary circumstances, the Adviser will rebalance the assets of each Optimal Fund each quarter in order to conform its actual allocations to the target allocations applicable at that time. THE OPTIMAL FUNDS DO NOT NECESSARILY INVEST IN EVERY ASSET CLASS. THE OPTIMAL FUNDS RESERVE THE RIGHT TO CHANGE THE TARGET ALLOCATION RANGES AT ANY TIME AND WITHOUT NOTICE. FOR FUTURE INFORMATION ABOUT ASSET CLASS ALLOCATIONS, PLEASE REVIEW THE OPTIMAL FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS.

-------------------------------------------------------------------------------------------------------
ASSET CLASSES                                                TARGET ALLOCATION RANGES+
                                                                      MODERATE
                                             DEFENSIVE    MODERATE      GROWTH      GROWTH    SPECIALTY
-------------------------------------------------------------------------------------------------------
U.S. STOCKS                                         0%    5% - 20%   15% - 30%   20% - 40%           0%
U.S. LARGE CAP STOCKS                               0%    0% - 10%   10% - 20%   15% - 25%           0%
(CONSISTS OF UNDERLYING FUNDS THAT
GENERALLY INVEST IN COMPANIES WITH MARKET
CAPITALIZATIONS SIMILAR TO COMPANIES
IN THE STANDARD & POOR'S 500 INDEX.)
-------------------------------------------------------------------------------------------------------
U.S. SMALL/MID-CAP STOCKS                           0%    5% - 10%    5% - 15%    5% - 15%           0%
(CONSISTS OF UNDERLYING FUNDS THAT
GENERALLY INVEST IN COMPANIES WITH MARKET
CAPITALIZATIONS SIMILAR TO COMPANIES
IN THE RUSSELL 2000 INDEX OR THE
RUSSELL MIDCAP INDEX.)
-------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                0%    5% - 10%    5% - 15%    5% - 15%           0%
-------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM
INVESTMENTS                                  30% - 40%   15% - 25%    0% - 10%    0% - 10%     0% - 10%
-------------------------------------------------------------------------------------------------------
SPECIALTY ASSETS                             60% - 70%   40% - 60%   50% - 70%   50% - 70%   90% - 100%
(CONSISTS OF UNDERLYING FUNDS THAT
GENERALLY INVEST IN A PARTICULAR MARKET
SECTOR OR USE A SPECIALIZED INVESTMENT
STRATEGY.)
-------------------------------------------------------------------------------------------------------


Another way of describing the target asset class allocations for the Optimal Funds is as follows:


                                                                      MODERATE
                                             DEFENSIVE    MODERATE      GROWTH      GROWTH    SPECIALTY
-------------------------------------------------------------------------------------------------------
OVERALL TARGET ALLOCATIONS+
U.S. AND INTERNATIONAL STOCKS++                    40%         62%         82%         95%          95%
-------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS++                 60%         38%         18%          5%           5%

+ As of February 28, 2008. The Optimal Funds reserve the right to change the target allocation ranges at any time and without notice.

++    Includes Underlying Fund investments considered to be "Specialty Assets."


--------------------------------------------------------------------------------

                                                  OPTIMAL ALLOCATIONS SERIES | 5

PRINCIPAL RISKS

None of the Optimal Funds can guarantee that it will achieve its investment objective.


As with any fund, the value of each Optimal Fund's investments -- and therefore, the value of each Optimal Fund's shares--may fluctuate. These changes may occur because of the following risks:


RISKS ASSOCIATED WITH THE OPTIMAL FUNDS

ASSET ALLOCATION RISK - Each Optimal Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Optimal Fund will be affected to varying degrees by stock and bond market risks, among others. Each Optimal Fund invests a significant proportion of its respective assets in Specialty Assets, which may involve riskier types of securities or investments than those offered by other asset classes. The potential impact of the risks related to an asset class depends on the size of the Optimal Fund's investment allocation to it.

PERFORMANCE RISK - Each Optimal Fund's investment performance is directly tied to the performance of the Underlying Funds in which each Optimal Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Optimal Funds' performance could be negatively affected. There can be no assurance that any Optimal Fund or Underlying Fund will achieve its investment objective.

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The following are risks applicable to the Underlying Funds and their corresponding asset classes.

RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK - refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

CONCENTRATION RISK - the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular industry or industries. Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups.

To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

o     government regulation;

o     economic cycles;

o     rapid change in products or services or

o     competitive pressures.


INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.


SHORT-SALES RISK - An Underlying Fund may sell a security it does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund

6 | OPTIMAL ALLOCATIONS SERIES
purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, it incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund's unrealized gain or reducing the Underlying Fund's unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund's needs for immediate cash or other liquidity.

An Underlying Fund's performance may also suffer losses if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Underlying Fund to deliver the securities the Underlying Fund borrowed prior to the end of the term of the short sale and the Underlying Fund was unable to borrow the securities from another securities lender.

RISKS ASSOCIATED WITH INTERNATIONAL SECURITIES

FOREIGN SECURITIES RISK -foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.


The Optimal Funds may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS

CREDIT RISK - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

EXTENSION RISK - the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

INFLATION RISK - the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

INTEREST RATE RISK - the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

                                                  OPTIMAL ALLOCATIONS SERIES | 7

LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund's investments in lower-rated securities may involve the following specific risks:

o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

o wider price fluctuations due to changing interest rates and/or adverse economic and business developments and

o     greater risk of loss due to declining credit quality.

PREPAYMENT RISK - as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.


In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.

TIPS BOND RISK - TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying Fund.

ADDITIONAL RISKS THAT MAY AFFECT THE OPTIMAL FUNDS


DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

o the other party in the derivatives contract may fail to fulfill that party's obligations;

o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

NON-DIVERSIFIED FUND RISK - certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Underlying Fund's value and total return.

8 | OPTIMAL ALLOCATIONS SERIES

REDEMPTION FEE RISK - certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as "market timing," and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Optimal Funds do not intend to engage in market timing in Underlying Fund shares. However, each Optimal Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Optimal Fund's own shares, to conduct periodic rebalancing of the Fund's assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Optimal Fund's purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Optimal Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

PORTFOLIO TURNOVER RISK - The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Optimal Fund shareholders.

If the value of an Optimal Fund's investments goes down, you may lose money.

PERFORMANCE


Each bar chart and table below can help you evaluate both potential risks and potential rewards for a Fund. Each bar chart shows how a Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Each table compares a Fund's average annual total returns to the returns of a broad-based securities index. Each bar chart and table assume that all dividends and distributions are reinvested in a Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how a Fund will perform in the future.

OPTIMAL ALLOCATIONS FUND: DEFENSIVE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)


                                   [BAR CHART]


                                      2007
--------------------------------------------------------------
                                     7.60%

BEST QUARTER: 3.18% - 3RD QTR OF 2007
WORST QUARTER: 0.63% - 2ND QTR OF 2007


OPTIMAL ALLOCATIONS FUND: MODERATE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]


 2005                     2006           2007
--------------------------------------------------------------
7.69%                   12.40%          9.46%

BEST QUARTER: 5.27% - 4TH QTR OF 2006
WORST QUARTER: -1.59% - 2ND QTR OF 2006


                                                  OPTIMAL ALLOCATIONS SERIES | 9

OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2005                      2006           2007
--------------------------------------------------------------
9.62%                   14.19%         10.92%


BEST QUARTER: 6.54% - 4TH QTR OF 2006
WORST QUARTER: -2.80% - 2ND QTR OF 2006


OPTIMAL ALLOCATIONS FUND: GROWTH
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]


2005                      2006           2007
--------------------------------------------------------------
10.22%                  15.52%         10.75%

BEST QUARTER: 7.84% - 1ST QTR OF 2006
WORST QUARTER: -4.13% - 2ND QTR OF 2006


OPTIMAL ALLOCATIONS FUND: SPECIALTY
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]


2005                      2006           2007
--------------------------------------------------------------
10.46%                  18.64%         10.83%

BEST QUARTER: 9.49% - 1ST QTR OF 2006
WORST QUARTER: -3.87% - 1ST QTR OF 2005

After-tax returns are shown in the tables on the following page for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

---------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: DEFENSIVE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007
                                                                 SINCE INCEPTION
                                                 1 YEAR      (DECEMBER 15, 2006)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                      1.45                  1.07
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions      0.17                 -0.39
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares                             0.57                  0.09
---------------------------------------------------------------------------------
Class B shares - Before Taxes                      1.70                  2.27
---------------------------------------------------------------------------------
Class C shares - Before Taxes                      5.78                  6.18
---------------------------------------------------------------------------------
Class R shares - Before Taxes                      7.36                  6.75
---------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                    7.88                  7.26
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes          7.67                  7.07
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                5.49                  4.72(4)
---------------------------------------------------------------------------------
Defensive Composite Index(3)                       6.48                  2.39(4)
---------------------------------------------------------------------------------


10 | OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: MODERATE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                  SINCE INCEPTION
                                                     1 YEAR       (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                          3.18               9.39
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          0.46               7.44
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares                                 2.71               7.04
---------------------------------------------------------------------------------
Class B shares - Before Taxes                          3.67               9.52
---------------------------------------------------------------------------------
Class C shares - Before Taxes                          7.62              10.30
---------------------------------------------------------------------------------
Class R shares - Before Taxes                          9.20              10.76
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      9.59              11.32
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              9.67              11.38
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                    9.13               9.49(4)
---------------------------------------------------------------------------------
Moderate Composite Index(3)                            7.40               9.74(4)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                  SINCE INCEPTION
                                                     1 YEAR       (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                          4.56              10.98
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          1.36               8.80
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares                                 3.81               8.33
---------------------------------------------------------------------------------
Class B shares - Before Taxes                          5.07              11.36
---------------------------------------------------------------------------------
Class C shares - Before Taxes                          9.00              12.00
---------------------------------------------------------------------------------
Class R shares - Before Taxes                         10.47              12.46
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     11.12              13.09
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes             11.11              13.13
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                    5.49               9.49(4)
---------------------------------------------------------------------------------
Moderate Growth Composite Index(3)                     7.07              10.61(4)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: GROWTH
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                  SINCE INCEPTION
                                                     1 YEAR       (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares - Before Taxes                          4.40              11.78
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          0.82               9.43
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares                                 3.56               8.95
---------------------------------------------------------------------------------
Class B shares - Before Taxes                          5.17              12.16
---------------------------------------------------------------------------------
Class C shares - Before Taxes                          8.97              12.78
---------------------------------------------------------------------------------
Class R shares - Before Taxes                         10.48              13.25
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     11.07              13.84
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes             10.95              13.90
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                    5.49               9.49(4)
---------------------------------------------------------------------------------
Growth Composite Index(3)                              7.10              11.72(4)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIMAL ALLOCATIONS FUND: SPECIALTY
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                  SINCE INCEPTION
                                                     1 YEAR       (JUNE 29, 2004)
---------------------------------------------------------------------------------
Class A shares -Before Taxes                           4.48              13.33
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          1.74              11.32
---------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares                                 4.03              10.53
---------------------------------------------------------------------------------
Class B shares - Before Taxes                          5.14              13.83
---------------------------------------------------------------------------------
Class C shares - Before Taxes                          9.09              14.43
---------------------------------------------------------------------------------
Class R shares - Before Taxes                         10.45              14.94
---------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes     11.18              15.51
---------------------------------------------------------------------------------
Institutional Class shares - Before Taxes             11.08              15.58
---------------------------------------------------------------------------------
S&P 500(R) Index(2)                                    5.49               9.49(4)
---------------------------------------------------------------------------------
Specialty Composite Index(3)                           7.32              12.42(4)
---------------------------------------------------------------------------------

1 Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2 Each Fund is compared to the actual returns of the S&P 500(R) Index, a broad-based index. The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

3 Each Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. These Composite Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Composite Indexes would be lower. Individuals cannot invest directly in a Composite Index. The components of the respective Composite Indexes and their weightings are as follows:

o DEFENSIVE COMPOSITE INDEX: 40% Standard and Poor's (S&P) 500(R) Index and 60% Lehman Brothers (LB) U.S. Aggregate Bond Index.

o MODERATE COMPOSITE INDEX: 40% S&P 500(R) Index,40% LB U.S. Aggregate Index and 20% MSCI EAFE(R) Index.

o MODERATE GROWTH COMPOSITE INDEX: 60% S&P 500(R) Index,20% LB U.S. Aggregate Index and 20% MSCI EAFE(R) Index.

o GROWTH COMPOSITE INDEX: 70% S&P 500(R) Index,25% MSCI EAFE(R) Index and 5% LB U.S. Aggregate Index.

o     SPECIALTY COMPOSITE INDEX: 70% S&P 500(R) Index and 30% MSCI EAFE(R)
      Index.

4 The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the indexes is since December 31, 2006 for the Defensive Fund and June 30, 2004 for the other Funds.


                                                 OPTIMAL ALLOCATIONS SERIES | 11

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Optimal Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may indirectly pay through ownership of shares of the Optimal Funds. See "Indirect Expenses Paid by the Funds" below.

DEFENSIVE FUND
--------------------------------------------------------------------------------


                                                                                                      INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                       SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)            CLASS A SHARES   CLASS B SHARES  CLASS C SHARES  CLASS R SHARES          SHARES    CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)             5.75%(2)          None            None               None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)             None(3)         5.00%(4)        1.00%(5)            None            None            None
------------------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                   0.15%            0.15%           0.15%              0.15%           0.15%           0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                          0.25%            1.00%           1.00%              0.50%            None            None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                         2.27%            2.26%           2.26%              2.46%           2.26%           2.26%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                        2.67%            3.41%           3.41%              3.11%           2.41%           2.41%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                             2.16%            2.16%           2.16%              2.16%           2.16%           2.16%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                0.51%            1.25%           1.25%              0.95%           0.25%           0.25%
------------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND)
OPERATING EXPENSES(8)                     0.75%            0.75%           0.75%              0.75%           0.75%           0.75%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                 1.26%            2.00%           2.00%              1.70%           1.00%           1.00%
------------------------------------------------------------------------------------------------------------------------------------


12 | OPTIMAL ALLOCATIONS SERIES

--------------------------------------------------------------------------------

MODERATE FUND


SHAREHOLDER FEES (PAID DIRECTLY         CLASS A    CLASS B    CLASS C    CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                 SHARES     SHARES     SHARES     SHARES           CLASS  SHARES    CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None       None                    None            None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                  None(3)    5.00%(4)   1.00%(5)   None                    None            None
-------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.15%      0.15%      0.15%      0.15%                   0.15%           0.15%
-------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                           0.25%      1.00%      1.00%      0.50%                   None            None
-------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                          0.33%      0.32%      0.32%      0.52%                   0.32%           0.32%
------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                         0.73%      1.47%      1.47%      1.17%                   0.47%           0.47%
-------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                              0.22%      0.22%      0.22%      0.22%                   0.22%           0.22%
-------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                 0.51%      1.25%      1.25%      0.95%                   0.25%           0.25%
-------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND)
OPERATING EXPENSES(8)                      0.91%      0.91%      0.91%      0.91%                   0.91%           0.91%
-------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                  1.42%      2.16%      2.16%      1.86%                   1.16%           1.16%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MODERATE GROWTH FUND


SHAREHOLDER FEES (PAID DIRECTLY             CLASS A    CLASS B    CLASS C  CLASS R    INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                     SHARES     SHARES     SHARES   SHARES             CLASS SHARES    CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None         None                    None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                  None(3)    5.00%(4)   1.00%(5)     None                    None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.15%      0.15%      0.15%        0.15%                   0.15%           0.15%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees(paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                           0.25%      1.00%      1.00%        0.50%                   None            None
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                          0.37%      0.36%      0.36%        0.56%                   0.36%           0.36%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                         0.77%      1.51%      1.51%        1.21%                   0.51%           0.51%
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                              0.26%      0.26%      0.26%        0.26%                   0.26%           0.26%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                 0.51%      1.25%      1.25%        0.95%                   0.25%           0.25%
----------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND) OPERATING
EXPENSES(8)                                1.07%      1.07%      1.07%        1.07%                   1.07%           1.07%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                  1.58%      2.32%      2.32%        2.02%                   1.32%           1.32%
----------------------------------------------------------------------------------------------------------------------------


                                                 OPTIMAL ALLOCATIONS SERIES | 13

--------------------------------------------------------------------------------

GROWTH FUND


SHAREHOLDER FEES (PAID DIRECTLY             CLASS A    CLASS B    CLASS C   CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                     SHARES     SHARES     SHARES    SHARES            CLASS SHARES    CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None         None                    None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                  None(3)    5.00%(4)   1.00%(5)     None                    None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.15%      0.15%      0.15%        0.15%                   0.15%           0.15%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                           0.25%      1.00%      1.00%        0.50%                   None            None
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                          0.61%      0.60%      0.60%        0.80%                   0.60%           0.60%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                         1.01%      1.75%      1.75%        1.45%                   0.75%           0.75%
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                              0.50%      0.50%      0.50%        0.50%                   0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                 0.51%      1.25%      1.25%        0.95%                   0.25%           0.25%
----------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (I.E., INDIRECT
ANNUAL UNDERLYING FUND) OPERATING
EXPENSES(8)                                1.16%      1.16%      1.16%        1.16%                   1.16%           1.16%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                  1.67%      2.91%      2.91%        2.61%                   1.91%           1.91%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SPECIALTY FUND


SHAREHOLDER FEES (PAID DIRECTLY             CLASS A   CLASS B     CLASS C   CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                     SHARES    SHARES      SHARES    SHARES            CLASS SHARES    CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None         None                    None            None
----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                  None(3)   5.00%(4)    1.00%(5)     None                    None            None
----------------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.15%      0.15%      0.15%        0.15%                   0.15%           0.15%
----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to
cover the cost of sales, promotions
and other distribution activities,
as well as certain shareholder
servicing costs)                           0.25%      1.00%      1.00%        0.50%                   None            None
----------------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                          0.21%      0.20%      0.20%        0.40%                   0.20%           0.20%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                         0.61%      1.35%      1.35%        1.05%                   0.35%           0.35%
----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                              0.10%      0.10%      0.10%        0.10%                   0.10%           0.10%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(7)                 0.51%      1.25%      1.25%        0.95%                   0.25%           0.25%
----------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND (INDIRECT ANNUAL
UNDERLYING FUND) OPERATING
EXPENSES(8)                                1.21%      1.21%      1.21%        1.21%                   1.21%           1.21%
----------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND
ANNUAL OPERATING EXPENSES                  1.72%      2.46%      2.46%        2.16%                   1.46%           1.46%
----------------------------------------------------------------------------------------------------------------------------


14 | OPTIMAL ALLOCATIONS SERIES

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.


(6) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees were: 0.01%, 0.20% and 0% for Class A, Class R and Institutional Service Class shares, respectively, for each of the Funds. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(7) The Trust and the Adviser have entered into a written contract limiting operating expenses in each share class to 0.25% at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Direct Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.75% for Class A shares, 1.00% for Class R shares and 0.50% for Institutional Service Class shares before the Adviser would be required to further limit each Optimal Fund's expenses.

(8) Because the Optimal Funds invest primarily in mutual funds, the Optimal Funds are shareholders of those Underlying Funds. The Underlying Funds do not charge the Optimal Funds any sales charge for buying or selling shares. However, the Optimal Funds indirectly pay a portion of the Underlying Funds' operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how the Optimal Funds' assets are spread among the Underlying Funds.


                                                 OPTIMAL ALLOCATIONS SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in an Optimal Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Optimal Funds for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 year        3 years         5 years       10 years
------------------------------------------------------------------------------------------------------------
DEFENSIVE FUND
------------------------------------------------------------------------------------------------------------
Class A shares                                            696           1375            2075           3928
------------------------------------------------------------------------------------------------------------
Class B shares                                            703           1367            2146           3977
------------------------------------------------------------------------------------------------------------
Class C shares                                            303           1067            1946           4208
------------------------------------------------------------------------------------------------------------
Class R shares                                            173            979            1804           3915
------------------------------------------------------------------------------------------------------------
Service Class Shares                                      102            771            1466           3316
------------------------------------------------------------------------------------------------------------
Institutional Class shares                                102            771            1466           3316
------------------------------------------------------------------------------------------------------------
MODERATE FUND
------------------------------------------------------------------------------------------------------------
Class A shares                                            771           1042            1396           2390
------------------------------------------------------------------------------------------------------------
Class B shares                                            719           1021            1451           2429
------------------------------------------------------------------------------------------------------------
Class C shares                                            319            721            1251           2700
------------------------------------------------------------------------------------------------------------
Class R shares                                            189            631            1098           2393
------------------------------------------------------------------------------------------------------------
Service Class Shares                                      118            415             734           1638
------------------------------------------------------------------------------------------------------------
Institutional Class shares                                118            415             734           1638
------------------------------------------------------------------------------------------------------------
MODERATE GROWTH FUND
------------------------------------------------------------------------------------------------------------
Class A shares                                            726           1097            1490           2589
------------------------------------------------------------------------------------------------------------
Class B shares                                            735           1078            1547           2630
------------------------------------------------------------------------------------------------------------
Class C shares                                            335            778            1347           2895
------------------------------------------------------------------------------------------------------------
Class R shares                                            205            687            1197           2595
------------------------------------------------------------------------------------------------------------
Service Class Shares                                      134            473             836           1856
------------------------------------------------------------------------------------------------------------
Institutional Class shares                                134            473             836           1856
------------------------------------------------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------------------------------------------------------------
Class A shares                                            735           1170            1629           2897
------------------------------------------------------------------------------------------------------------
Class B shares                                            744           1154            1689           2940
------------------------------------------------------------------------------------------------------------
Class C shares                                            344            854            1489           3197
------------------------------------------------------------------------------------------------------------
Class R shares                                            214            764            1341           2907
------------------------------------------------------------------------------------------------------------
Service Class Shares                                      144            552             985           2192
------------------------------------------------------------------------------------------------------------
Institutional Class shares                                144            552             985           2192
------------------------------------------------------------------------------------------------------------
SPECIALITY FUND
------------------------------------------------------------------------------------------------------------
Class A shares                                            740           1105            1495           2582
------------------------------------------------------------------------------------------------------------
Class B shares                                            749           1087            1551           2622
------------------------------------------------------------------------------------------------------------
Class C shares                                            349            787            1351           2888
------------------------------------------------------------------------------------------------------------
Class R shares                                            219            697            1201           2587
------------------------------------------------------------------------------------------------------------
Service Class Shares                                      149            483             840           1848
------------------------------------------------------------------------------------------------------------
Institutional Class shares                                149            483             840           1848
------------------------------------------------------------------------------------------------------------



*     Assumes a CDSC does not apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
You would pay the following expenses on the same investment if you did not sell your shares**:


                                                       1 year        3 years         5 years       10 years
------------------------------------------------------------------------------------------------------------
DEFENSE FUND
------------------------------------------------------------------------------------------------------------
Class B shares                                            203           1067            1946           3977
------------------------------------------------------------------------------------------------------------
Class C shares                                            203           1067            1946           4208
------------------------------------------------------------------------------------------------------------
MODERATE FUND
------------------------------------------------------------------------------------------------------------
Class B shares                                            219            721            1251           2429
------------------------------------------------------------------------------------------------------------
Class C shares                                            219            721            1251           2700
------------------------------------------------------------------------------------------------------------
MODERATE GROWTH FUND
------------------------------------------------------------------------------------------------------------
Class B shares                                            235            778            1347           2630
------------------------------------------------------------------------------------------------------------
Class C shares                                            235            778            1347           2895
------------------------------------------------------------------------------------------------------------
GROWTH FUND
------------------------------------------------------------------------------------------------------------
Class B shares                                            244            854            1489           2940
------------------------------------------------------------------------------------------------------------
Class C shares                                            244            854            1489           3197
------------------------------------------------------------------------------------------------------------
SPECIALTY FUND
------------------------------------------------------------------------------------------------------------
Class B shares                                            249            787            1351           2622
------------------------------------------------------------------------------------------------------------
Class C shares                                            249            787            1351           2888
------------------------------------------------------------------------------------------------------------




** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Optimal Funds do not apply sales charges on reinvested dividends and other distridutions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

16 | OPTIMAL ALLOCATIONS SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES -- The Optimal Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through professionally designed, risk-based allocation models and professionally selected investments in the Underlying Funds.


First, with the assistance of the subadviser, the Adviser determines each Optimal Fund's target asset class allocations. The Adviser bases this decision on each Optimal Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates Advisors LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc. that provides asset allocation consulting services, to develop recommended target allocations to the asset classes within each Optimal Fund. However, the Adviser ultimately has sole responsibility for determining each Optimal Fund's target allocation range, asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Optimal Fund's investment objective and target risk level. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Optimal Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews target allocation ranges, asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the target allocation ranges, asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in order to meet the investment objective. There can be no guarantee that any of the Optimal Funds will meet its respective objective.


TEMPORARY INVESTMENTS -- Each of the Optimal Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances, or if the Optimal Fund's management believes that business, economic, political or financial conditions warrant, an Optimal Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Optimal Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Optimal Fund may invest. Should this occur, an Optimal Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Optimal Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                 OPTIMAL ALLOCATIONS SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.


The Adviser determines the target allocation ranges and asset allocation for each Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying Funds, and also selects and monitors any non-affiliated mutual funds held by the Funds. For these services, each Optimal Fund pays the Adviser an annual management fee based on each Optimal Fund's average daily net assets. This is in addition to the indirect investment management fees that the Optimal Funds pay as shareholders of affiliated Underlying Funds that the Adviser also manages. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.


The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2007, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was 0% for each of the Defensive Fund, Moderate Fund, Moderate Growth Fund and Growth Fund, respectively, and 0.05% for the Specialty Fund. NFA pays the subadviser from the management fee it receives.

SUBADVISER

Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the subadviser for each of the Optimal Funds. Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages each Fund's assets in accordance with the Fund's investment objective and strategies. Aberdeen makes investment decisions for the Funds and, in connection with such investment decisions, places purchases and sell orders for securities. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds will be available in the Funds' semiannual report to shareholders, which will cover the period ending April 30, 2008.


PORTFOLIO MANAGEMENT


Richard Fonash, CFA and Shahreza Yusof are the portfolio managers of the Funds and are responsible for the day-to-day management of the allocation of each Fund's assets among asset classes and Underlying Funds.

Mr. Fonash is a Senior Investment Manager for Aberdeen. Prior to joining Aberdeen in October 2007, he was employed by NFA, the Funds' investment adviser, as Chief Investment Officer from January 2007 to September 2007, Chief Operating Officer--Investments from January 2003 to January 2007, and Director, Investment Administration from May 2000 through December 2002.

Mr. Yusof is Head of U.S. Equities for Aberdeen. Mr. Yusof was recruited in 1994 by an affiliate of Aberdeen in Singapore. Over the years, he has worked on the Aberdeen Asia Equities Team and became investment director for the Japan region. Later, Mr. Yusof moved to Aberdeen's Emerging Markets division in London. Mr. Yusof has been with the Aberdeen operation in the United States since 2006.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


18 | OPTIMAL ALLOCATIONS SERIES

MULTI-MANAGER STRUCTURE


The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are subadvised by Aberdeen. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Fund:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                 OPTIMAL ALLOCATIONS SERIES | 19

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES       POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge    A front-end sales charge means that a portion of
up to 5.75%                 your initial investment goes toward the sales
                            charge and is not invested.

Contingent deferred       Reduction and waivers of sales charges may be
sales charge (CDSC)(1)      available.

Annual service and/or     Total annual operating expenses are lower  than Class
12b-1 fee of 0.25%          B and Class C expenses, which means higher
Administrative services     dividends and/or net asset value ("NAV")
fee up to 0.25%             per share.

                          No conversion feature.

                          No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%          No front-end sales charge means your full investment
                            immediately goes toward buying shares.
                          No reduction of CDSC, but waivers may
                            be available.
                          The CDSC declines 1% in most years to zero after
                            six years.

Annual service and/or     Total annual operating expenses are higher than Class
12b-1 fee of 1.00%          A expenses, which means lower dividends  and/or
No administrative           NAV per share.
services fee

                          Automatic conversion to Class A shares after seven
                            years, which means lower annual expenses in the future.

                          Maximum investment amount of $100,000. Larger
                            investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%             No front-end sales charge means your full investment
                            immediately goes toward buying shares.
                          No reduction of CDSC, but waivers may
                            be available.
                          The CDSC declines to zero after one year.

Annual service and/or     Total annual operating expenses are higher than Class
12b-1 fee of 1.00%          A expenses, which means lower dividends  and/or
No administrative           NAV per share.
services fee

                          No conversion feature.


                          Maximum investment amount of $1,000,000(2). Larger
                            investments may be rejected.

--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


20 | OPTIMAL ALLOCATIONS SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


------------------------------------------------------------------
                    SALES CHARGE AS A PERCENTAGE OF
                    -------------------------------
                                                            DEALER
                                       NET AMOUNT    COMMISSION AS
AMOUNT OF              OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                  PRICE   (APPROXIMATELY)   OFFERING PRICE
-------------------------------------------------------------------
Less than $50,000         5.75%             6.10%            5.00%
-------------------------------------------------------------------
$50,000 to $99,999         4.75              4.99             4.00
-------------------------------------------------------------------
$100,000 to $249,999       3.50              3.63             3.00
-------------------------------------------------------------------
$250,000 to $499,999       2.50              2.56             2.00
-------------------------------------------------------------------
$500,000 to $999,999       2.00              2.04             1.75
-------------------------------------------------------------------
$1 million or more         None              None            None*
-------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.


REDUCTION AND WAIVER OF CLASS A SALES CHARGES
If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES
Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                                 OPTIMAL ALLOCATIONS SERIES | 21

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors,officers,full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN
REDEMPTIONS OF CLASS A SHARES


--------------------------------------------------------------
AMOUNT OF            $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE          TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------
If sold within        18 months        18 months     18 months
--------------------------------------------------------------
Amount of CDSC            1.00%            0.50%         0.25%
--------------------------------------------------------------


Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


22 | OPTIMAL ALLOCATIONS SERIES

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                         7 YEARS
SALE WITHIN     1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS OR MORE
--------------------------------------------------------------------------------
Sales charge        5%        4%        3%        3%        2%        1%      0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b)plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


                                                 OPTIMAL ALLOCATIONS SERIES | 23

INSTITUTIONAL SERVICE CLASS SHARES


Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank,trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or


o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.


SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                    0.50% (0.25% of which may be either
                                  a distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


24 | OPTIMAL ALLOCATIONS SERIES

REVENUE SHARING

The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments. "The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.


Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker- dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


BY FAX 614-428-3278.


                                                 OPTIMAL ALLOCATIONS SERIES | 25

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Optimal Fund's NAV to receive that day's NAV.


-----------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE       DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.                                     ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.
-----------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. Through an authorized
relationships with certain brokers and other financial              intermediary. The Distributor has relationships with certain
intermediaries who are authorized to accept purchase, exchange      brokers and other financial intermediaries who are authorized
and redemption orders for the Funds. Your transaction is            to accept purchase, exchange and redemption orders for the
processed at the NAV next calculated after the Funds' agent or      Funds. Your transaction is processed at the NAV next calculated
an authorized intermediary receives your order in proper form.      after the Funds' agent or an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The          expense that results from executing such instructions. The Funds
Funds may revoke telephone privileges at any time, without          may revoke telephone privileges at any time, without notice to
notice to shareholders.                                             shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in
                                                                    writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line                 website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization         redemption directly to your account at a commercial bank. A
will be in effect unless you give the Funds written notice of       voided check must be attached to your application. (The
its termination.)                                                   authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the sale
                                                                         proceeds for this service.

o    The wire must be received by 4:00 p.m. in order to receive     o    your financial institution may also charge a fee for
     the current day's NAV                                               receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should         their administrators wishing to conduct transactions should
call our toll-free number. Eligible entities or individuals         call our toll-free number. Eligible entities or individuals
wishing to conduct transactions in Institutional Service Class      wishing to conduct transactions in Institutional Service Class
or Institutional Class shares should call our toll-free number.     or Institutional Class shares should call our toll-free number.


26 | OPTIMAL ALLOCATIONS SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Investments in other registered mutual funds are valued based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Optimal Funds' NAVs are calculated based upon the net asset values of the Underlying Funds in which the Optimal Funds invest. The prospectuses for these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

--------------------------------------------------------------------------------

The Optimal Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                                 OPTIMAL ALLOCATIONS SERIES | 27

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                     $       2,000 (per Fund)
To open an IRA account                                 $       1,000 (per Fund)
Additional investments                                 $         100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                      $       1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                    $                     50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                     $      50,000 (per Fund)
Additional investments                                               No Minimum

INSTITUTIONAL CLASS SHARES
To open an account                                     $   1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.


o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.


28 | OPTIMAL ALLOCATIONS SERIES

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                 OPTIMAL ALLOCATIONS SERIES | 29

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading, as may be the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high--yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.


30 | OPTIMAL ALLOCATIONS SERIES

EXCHANGE AND REDEMPTION FEES


In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on certain funds if you sell or exchange your shares within a designated holding period. The redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Nationwide Optimal Allocations Funds. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.



--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial
  Services Fund                                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
  Communications Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth
  Leaders Fund                                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
  Opportunities Fund                                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
  Long-Short Fund                                        2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


                                                 OPTIMAL ALLOCATIONS SERIES | 31

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and


32 | OPTIMAL ALLOCATIONS SERIES

U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND
OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                                 OPTIMAL ALLOCATIONS SERIES | 33

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or periods ended October
31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                        NET ASSET                        AND
                                           VALUE,          NET    UNREALIZED   TOTAL FROM
                                        BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                        OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (e)       $   10.00         0.25          0.50         0.75
------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2007 (e)       $   10.00         0.20          0.48         0.68
------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)       $   10.00         0.20          0.49         0.69
------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (e)       $   10.00         0.25          0.48         0.73
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (e)       $   10.00         0.30          0.49         0.79
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (e)       $   10.00         0.29          0.49         0.78
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                               DISTRIBUTIONS
-------------------------------------------------------------------------------------------
                                               NET                    NET ASSET      TOTAL
                                        INVESTMENT           TOTAL   VALUE, END     RETURN
                                            INCOME   DISTRIBUTIONS    OF PERIOD     (a)(b)
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (e)           (0.24)          (0.24)   $    10.51      7.67%
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2007 (e)           (0.21)          (0.21)   $    10.47      6.96%
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)           (0.21)          (0.21)   $    10.48      7.03%
-------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (e)           (0.23)          (0.23)   $    10.50      7.46%
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (e)           (0.26)          (0.26)   $    10.53      8.01%
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (e)           (0.26)          (0.26)   $    10.52      7.90%
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES   INCOME (LOSS)
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                                              RATIO OF    INVESTMENT      REIMBURSE-      REIMBURSE-
                                        NET ASSETS AT         EXPENSES     INCOME TO       MENTS) TO       MENTS) TO
                                        END OF PERIOD       TO AVERAGE   AVERAGE NET     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                              (000'S)   NET ASSETS (c)    ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (f)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (e)             $   893            0.51%         3.04%           3.38%          0.16%          15.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2007 (e)             $   189            1.25%         2.35%           4.64%         (1.04%)         15.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (e)             $   498            1.25%         2.36%           4.39%         (0.78%)         15.52%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2007 (e)             $     1            0.75%         2.83%           3.26%          0.32%          15.52%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (e)             $     1            0.25%         3.34%           2.79%          0.80%          15.52%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (e)             $ 1,079            0.25%         3.22%           2.85%          0.62%          15.52%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


34 | OPTIMAL ALLOCATIONS SERIES

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                       NET ASSET          NET    UNREALIZED
                                          VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                       BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                       OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)         $10.00         0.04          0.28         0.32
Year Ended October 31, 2005               $10.32         0.28          0.77         1.05
Year Ended October 31, 2006               $11.04         0.31          1.12         1.43
Year Ended October 31, 2007 (g)           $11.85         0.25          1.49         1.74
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)         $10.00         0.01          0.24         0.25
Year Ended October 31, 2005               $10.25         0.20          0.74         0.94
Year Ended October 31, 2006               $10.93         0.22          1.11         1.33
Year Ended October 31, 2007 (g)           $11.71         0.16          1.46         1.62
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)         $10.00         0.01          0.24         0.25
Year Ended October 31, 2005               $10.25         0.23          0.74         0.97
Year Ended October 31, 2006               $10.93         0.32          1.02         1.34
Year Ended October 31, 2007 (g)           $11.72         0.16          1.46         1.62
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $10.00         0.03          0.24         0.27
Year Ended October 31, 2005               $10.27         0.28          0.73         1.01
Year Ended October 31, 2006               $11.02         0.20          1.20         1.40
Year Ended October 31, 2007 (g)           $11.80         0.21          1.46         1.67
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)         $10.00         0.04          0.26         0.30
Year Ended October 31, 2005               $10.30         0.35          0.71         1.06
Year Ended October 31, 2006               $11.04         0.24          1.21         1.45
Year Ended October 31, 2007 (g)           $11.84         0.27          1.49         1.76
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $10.00         0.05          0.25         0.30
Year Ended October 31, 2005               $10.30         0.35          0.72         1.07
Year Ended October 31, 2006 (g)           $11.04         0.18          1.29         1.47
Year Ended October 31, 2007 (g)           $11.86         0.26          1.49         1.75
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
                                              NET        NET                    NET ASSET
                                       INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                           INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.32           3.20%
Year Ended October 31, 2005                (0.32)     (0.01)          (0.33)       $11.04          10.41%
Year Ended October 31, 2006                (0.51)     (0.11)          (0.62)       $11.85          13.38%
Year Ended October 31, 2007 (g)            (0.38)     (0.18)          (0.56)       $13.03          15.11%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.25           2.60%
Year Ended October 31, 2005                (0.25)     (0.01)          (0.26)       $10.93           9.13%
Year Ended October 31, 2006                (0.44)     (0.11)          (0.55)       $11.71          12.59%
Year Ended October 31, 2007 (g)            (0.31)     (0.18)          (0.49)       $12.84          14.24%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.25           2.60%
Year Ended October 31, 2005                (0.28)     (0.01)          (0.29)       $10.93           9.50%
Year Ended October 31, 2006                (0.44)     (0.11)          (0.55)       $11.72          12.59%
Year Ended October 31, 2007 (g)            (0.31)     (0.18)          (0.49)       $12.85          14.24%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.27           2.70%
Year Ended October 31, 2005                (0.25)     (0.01)          (0.26)       $11.02           9.94%
Year Ended October 31, 2006                (0.51)     (0.11)          (0.62)       $11.80          13.15%
Year Ended October 31, 2007 (g)            (0.32)     (0.18)          (0.50)       $12.97          14.58%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.30           3.00%
Year Ended October 31, 2005                (0.31)     (0.01)          (0.32)       $11.04          10.39%
Year Ended October 31, 2006                (0.54)     (0.11)          (0.65)       $11.84          13.64%
Year Ended October 31, 2007 (g)            (0.40)     (0.18)          (0.58)       $13.02          15.35%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.30           3.00%
Year Ended October 31, 2005                (0.32)     (0.01)          (0.33)       $11.04          10.54%
Year Ended October 31, 2006 (g)            (0.54)     (0.11)          (0.65)       $11.86          13.74%
Year Ended October 31, 2007 (g)            (0.40)     (0.18)          (0.58)       $13.03          15.24%
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                              RATIO        RATIO OF      INVESTMENT
                                                                             OF NET        EXPENSES   INCOME (LOSS)
                                                                         INVESTMENT       (PRIOR TO       (PRIOR TO
                                       NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                        AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                           PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)         $     1            0.56%            1.06%          12.40%        (10.78%)          7.57%
Year Ended October 31, 2005               $ 4,595            0.52%            1.73%           1.88%          0.38%          61.59%
Year Ended October 31, 2006               $ 9,797            0.52%            1.87%           0.79%          1.60%          34.82%
Year Ended October 31, 2007 (g)           $11,248            0.49%            2.02%           0.75%          1.77%          70.87%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)         $     1            1.25%            0.37%          13.50%        (11.88%)          7.57%
Year Ended October 31, 2005               $ 1,269            1.25%            0.65%           2.70%         (0.80%)         61.59%
Year Ended October 31, 2006               $ 2,630            1.25%            1.20%           1.54%          0.93%          34.82%
Year Ended October 31, 2007 (g)           $ 3,435            1.23%            1.29%           1.49%          1.03%          70.87%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)         $     1            1.25%            0.37%          13.50%        (11.88%)          7.57%
Year Ended October 31, 2005               $ 7,648            1.25%            0.72%           2.51%         (0.54%)         61.59%
Year Ended October 31, 2006               $19,027            1.25%            1.25%           1.54%          0.97%          34.82%
Year Ended October 31, 2007 (g)           $29,557            1.23%            1.30%           1.49%          1.04%          70.87%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $     1            0.85%            0.77%          12.85%        (11.23%)          7.57%
Year Ended October 31, 2005               $     1            0.81%            2.35%           3.85%         (0.37%)         61.59%
Year Ended October 31, 2006               $     1            0.72%            1.63%           0.75%          1.60%          34.82%
Year Ended October 31, 2007 (g)           $   122            0.78%            1.75%           1.05%          1.47%          70.87%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)         $     1            0.40%            1.22%          12.23%        (10.61%)          7.57%
Year Ended October 31, 2005               $     1            0.34%            2.83%           3.93%         (0.76%)         61.59%
Year Ended October 31, 2006               $     1            0.33%            1.99%           0.85%          1.47%          34.82%
Year Ended October 31, 2007 (g)           $     1            0.25%            2.22%           0.60%          1.87%          70.87%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $ 1,030            0.25%            1.37%          12.08%        (10.46%)          7.57%
Year Ended October 31, 2005               $ 1,138            0.25%            2.90%           2.94%          0.20%          61.59%
Year Ended October 31, 2006 (g)           $     1            0.25%            1.58%           0.58%          1.25%          34.82%
Year Ended October 31, 2007 (g)           $     1            0.25%            2.15%           0.63%          1.77%          70.87%
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Net investment income (loss) is based on average shares outstanding during the period.


                                                 OPTIMAL ALLOCATIONS SERIES | 35

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-----------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                        NET
                                                                   REALIZED
                                                                        AND
                                       NET ASSET          NET    UNREALIZED
                                          VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                       BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                       OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)         $10.00         0.02          0.20         0.22
Year Ended October 31, 2005               $10.22         0.23          1.04         1.27
Year Ended October 31, 2006               $11.21         0.39          1.32         1.71
Year Ended October 31, 2007 (g)           $12.21         0.16          2.07         2.23
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)         $10.00           --(h)       0.17         0.17
Year Ended October 31, 2005               $10.17         0.18          1.04         1.22
Year Ended October 31, 2006               $11.16         0.27          1.33         1.60
Year Ended October 31, 2007 (g)           $12.11         0.07          2.04         2.11
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)         $10.00           --(h)       0.17         0.17
Year Ended October 31, 2005               $10.17         0.18          1.02         1.20
Year Ended October 31, 2006               $11.14         0.34          1.27         1.61
Year Ended October 31, 2007 (g)           $12.10         0.07          2.04         2.11
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $10.00         0.01          0.18         0.19
Year Ended October 31, 2005               $10.19         0.25          1.01         1.26
Year Ended October 31, 2006               $11.21         0.13          1.54         1.67
Year Ended October 31, 2007 (g)           $12.18         0.33          1.82         2.15
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)         $10.00         0.02          0.19         0.21
Year Ended October 31, 2005               $10.21         0.31          1.00         1.31
Year Ended October 31, 2006               $11.23         0.17          1.56         1.73
Year Ended October 31, 2007 (g)           $12.23         0.19          2.06         2.25
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $10.00         0.03          0.18         0.21
Year Ended October 31, 2005               $10.21         0.32          1.00         1.32
Year Ended October 31, 2006 (g)           $11.23         0.12          1.62         1.74
Year Ended October 31, 2007 (g)           $12.24         0.19          2.07         2.26
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------
                                              NET        NET                    NET ASSET
                                       INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                           INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.22           2.10%
Year Ended October 31, 2005                (0.28)        --           (0.28)       $11.21          12.77%
Year Ended October 31, 2006                (0.56)     (0.15)          (0.71)       $12.21          15.79%
Year Ended October 31, 2007 (g)            (0.37)     (0.23)          (0.60)       $13.84          18.88%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.17           1.70%
Year Ended October 31, 2005                (0.23)        --           (0.23)       $11.16          12.07%
Year Ended October 31, 2006                (0.50)     (0.15)          (0.65)       $12.11          14.91%
Year Ended October 31, 2007 (g)            (0.30)     (0.23)          (0.53)       $13.69          17.99%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.17           1.70%
Year Ended October 31, 2005                (0.23)        --           (0.23)       $11.14          11.98%
Year Ended October 31, 2006                (0.50)     (0.15)          (0.65)       $12.10          14.95%
Year Ended October 31, 2007 (g)            (0.30)     (0.23)          (0.53)       $13.68          18.00%
----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.19           1.90%
Year Ended October 31, 2005                (0.24)        --           (0.24)       $11.21          12.50%
Year Ended October 31, 2006                (0.55)     (0.15)          (0.70)       $12.18          15.55%
Year Ended October 31, 2007 (g)            (0.31)     (0.23)          (0.54)       $13.79          18.22%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.21           2.10%
Year Ended October 31, 2005                (0.29)        --           (0.29)       $11.23          13.00%
Year Ended October 31, 2006                (0.58)     (0.15)          (0.73)       $12.23          16.06%
Year Ended October 31, 2007 (g)            (0.39)     (0.23)          (0.62)       $13.86          19.08%
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)             --         --              --        $10.21           2.10%
Year Ended October 31, 2005                (0.30)        --           (0.30)       $11.23          13.16%
Year Ended October 31, 2006 (g)            (0.58)     (0.15)          (0.73)       $12.24          16.05%
Year Ended October 31, 2007 (g)            (0.39)     (0.23)          (0.62)       $13.88          19.15%
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                              RATIO        RATIO OF      INVESTMENT
                                                                             OF NET        EXPENSES   INCOME (LOSS)
                                                                         INVESTMENT       (PRIOR TO       (PRIOR TO
                                       NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                        AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                           PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)         $     1            0.56%          (0.27%)          13.04%        (12.75%)          9.79%
Year Ended October 31, 2005               $ 3,419            0.52%           1.13%            2.32%         (0.66%)         47.04%
Year Ended October 31, 2006               $11,525            0.52%           1.05%            0.85%          0.72%          32.64%
Year Ended October 31, 2007 (g)           $15,799            0.49%           1.27%            0.76%          1.00%          63.01%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)         $     7            1.25%          (0.85%)          13.48%        (13.08%)          9.79%
Year Ended October 31, 2005               $ 1,183            1.25%          (0.09%)           3.00%         (1.84%)         47.04%
Year Ended October 31, 2006               $ 3,016            1.25%           0.42%            1.59%          0.09%          32.64%
Year Ended October 31, 2007 (g)           $ 4,437            1.23%           0.55%            1.50%          0.28%          63.01%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)         $    80            1.25%          (0.85%)          13.48%        (13.08%)          9.79%
Year Ended October 31, 2005               $ 3,604            1.25%           0.20%            3.20%         (1.76%)         47.04%
Year Ended October 31, 2006               $14,907            1.25%           0.41%            1.59%          0.09%          32.64%
Year Ended October 31, 2007 (g)           $22,259            1.23%           0.56%            1.50%          0.29%          63.01%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $     1            0.85%          (0.45%)          13.07%        (12.67%)          9.79%
Year Ended October 31, 2005               $     1            0.80%           2.16%            4.28%         (1.32%)         47.04%
Year Ended October 31, 2006               $     1            0.72%           0.85%            0.87%          0.70%          32.64%
Year Ended October 31, 2007 (g)           $     2            0.97%           2.57%            1.32%          2.22%          63.01%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)         $     1            0.40%           0.00%           12.62%        (12.22%)          9.79%
Year Ended October 31, 2005               $     1            0.34%           2.69%            4.45%         (1.42%)         47.04%
Year Ended October 31, 2006               $     1            0.36%           1.19%            0.91%          0.64%          32.64%
Year Ended October 31, 2007 (g)           $     2            0.24%           1.52%            0.59%          1.18%          63.01%
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $ 1,021            0.25%           0.15%           12.47%        (12.07%)          9.79%
Year Ended October 31, 2005               $ 1,154            0.25%           2.73%            3.33%         (0.36%)         47.04%
Year Ended October 31, 2006 (g)           $     1            0.25%           1.05%            0.71%          0.59%          32.64%
Year Ended October 31, 2007 (g)           $     1            0.25%           1.47%            0.67%          1.05%          63.01%
-----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


36 | OPTIMAL ALLOCATIONS SERIES

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                        AND
                                        NET ASSET          NET    UNREALIZED
                                           VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                        BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)          $10.00        --(h)          0.09         0.09
Year Ended October 31, 2005                $10.09      0.17             1.31         1.48
Year Ended October 31, 2006                $11.33      0.27             1.67         1.94
Year Ended October 31, 2007 (g)            $12.51      0.09             2.38         2.47
------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)          $10.00     (0.03)            0.07         0.04
Year Ended October 31, 2005                $10.04      0.12             1.27         1.39
Year Ended October 31, 2006                $11.23      0.29             1.55         1.84
Year Ended October 31, 2007 (g)            $12.32     (0.01)            2.34         2.33
------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)          $10.00     (0.03)            0.07         0.04
Year Ended October 31, 2005                $10.04      0.13             1.26         1.39
Year Ended October 31, 2006                $11.22      0.37             1.46         1.83
Year Ended October 31, 2007 (g)            $12.31     (0.01)            2.34         2.33
------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)          $10.00     (0.01)            0.07         0.06
Year Ended October 31, 2005                $10.06      0.19             1.27         1.46
Year Ended October 31, 2006                $11.31      0.03             1.86         1.89
Year Ended October 31, 2007 (g)            $12.44      0.06             2.33         2.39
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)          $10.00        --(h)          0.07         0.07
Year Ended October 31, 2005                $10.07      0.24             1.28         1.52
Year Ended October 31, 2006                $11.34      0.07             1.88         1.95
Year Ended October 31, 2007 (g)            $12.52      0.11             2.39         2.50
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)          $10.00        --(h)          0.08         0.08
Year Ended October 31, 2005                $10.08      0.25             1.27         1.52
Year Ended October 31, 2006 (g)            $11.35      0.04             1.93         1.97
Year Ended October 31, 2007 (g)            $12.55      0.11             2.39         2.50
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
                                               NET        NET                    NET ASSET
                                        INVESTMENT   REALIZED           TOTAL   VALUE, END           TOTAL
                                            INCOME      GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)              --         --              --        $10.09           0.90%
Year Ended October 31, 2005                 (0.24)        --           (0.24)       $11.33          14.87%
Year Ended October 31, 2006                 (0.60)     (0.16)          (0.76)       $12.51          17.79%
Year Ended October 31, 2007 (g)             (0.35)     (0.37)          (0.72)       $14.26          20.67%
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)              --         --              --        $10.04           0.40%
Year Ended October 31, 2005                 (0.20)        --           (0.20)       $11.23          14.07%
Year Ended October 31, 2006                 (0.59)     (0.16)          (0.75)       $12.32          16.94%
Year Ended October 31, 2007 (g)             (0.32)     (0.37)          (0.69)       $13.96          19.74%
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)              --         --              --        $10.04           0.40%
Year Ended October 31, 2005                 (0.21)        --           (0.21)       $11.22          14.07%
Year Ended October 31, 2006                 (0.58)     (0.16)          (0.74)       $12.31          16.91%
Year Ended October 31, 2007 (g)             (0.32)     (0.37)          (0.69)       $13.95          19.74%
-----------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)              --         --              --        $10.06           0.50%
Year Ended October 31, 2005                 (0.21)        --           (0.21)       $11.31          14.70%
Year Ended October 31, 2006                 (0.60)     (0.16)          (0.76)       $12.44          17.43%
Year Ended October 31, 2007 (g)             (0.35)     (0.37)          (0.72)       $14.11          20.13%
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)              --         --              --        $10.07           0.80%
Year Ended October 31, 2005                 (0.25)        --           (0.25)       $11.34          15.10%
Year Ended October 31, 2006                 (0.61)     (0.16)          (0.77)       $12.52          17.91%
Year Ended October 31, 2007 (g)             (0.37)     (0.37)          (0.74)       $14.28          20.89%
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)              --         --              --        $10.08           0.80%
Year Ended October 31, 2005                 (0.25)        --           (0.25)       $11.35          15.25%
Year Ended October 31, 2006 (g)             (0.61)     (0.16)          (0.77)       $12.55          18.11%
Year Ended October 31, 2007 (g)             (0.37)     (0.37)          (0.74)       $14.31          20.84%
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                               RATIO        RATIO OF      INVESTMENT
                                                                              OF NET        EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF      EXPENSES TO        (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD      AVERAGE NET          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)       ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)         $      4            0.56%          (0.27%)          13.04%        (12.75%)          7.82%
Year Ended October 31, 2005               $    998            0.53%           0.41%            3.91%         (2.97%)         31.16%
Year Ended October 31, 2006               $  3,999            0.51%           0.17%            1.32%         (0.64%)         47.77%
Year Ended October 31, 2007 (g)           $  6,159            0.50%           0.66%            1.05%          0.11%          48.43%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)         $      1            1.25%          (0.85%)          13.48%        (13.08%)          7.82%
Year Ended October 31, 2005               $    189            1.25%           0.68%            5.11%         (3.18%)         31.16%
Year Ended October 31, 2006               $    715            1.25%          (0.50%)           2.06%         (1.31%)         47.77%
Year Ended October 31, 2007 (g)           $  1,660            1.23%          (0.06%)           1.79%         (0.61%)         48.43%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)         $      1            1.25%          (0.85%)          13.48%        (13.08%)          7.82%
Year Ended October 31, 2005               $  1,517            1.25%          (0.71%)           4.35%         (3.82%)         31.16%
Year Ended October 31, 2006               $  6,652            1.25%          (0.51%)           2.05%         (1.31%)         47.77%
Year Ended October 31, 2007 (g)           $ 11,332            1.24%          (0.08%)           1.78%         (0.63%)         48.43%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $      1            0.85%          (0.45%)          13.07%        (12.67%)          7.82%
Year Ended October 31, 2005               $      1            0.80%           1.80%            5.55%         (2.94%)         31.16%
Year Ended October 31, 2006               $      1            0.74%          (0.06%)           1.47%         (0.79%)         47.77%
Year Ended October 31, 2007 (g)           $    287            0.78%           0.46%            1.34%         (0.10%)         48.43%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)         $      1            0.40%           0.00%           12.62%        (12.22%)          7.82%
Year Ended October 31, 2005               $      1            0.30%           2.30%            5.78%         (3.15%)         31.16%
Year Ended October 31, 2006               $      1            0.35%           0.28%            1.51%         (0.88%)         47.77%
Year Ended October 31, 2007 (g)           $      2            0.24%           0.88%            0.82%          0.30%          48.43%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $  1,008            0.25%           0.15%           12.47%        (12.07%)          7.82%
Year Ended October 31, 2005               $  1,160            0.25%           2.35%            4.36%         (1.76%)         31.16%
Year Ended October 31, 2006 (g)           $      1            0.25%           0.33%            1.34%         (0.75%)         47.77%
Year Ended October 31, 2007 (g)           $      1            0.25%           0.82%            0.95%          0.12%          48.43%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


                                                 OPTIMAL ALLOCATIONS SERIES | 37

SECTION 6 NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                        NET ASSET          NET           AND
                                           VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                        BEGINNING       INCOME      GAINS ON   INVESTMENT
                                        OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)          $10.00        --(g)          0.34         0.34
Year Ended October 31, 2005                $10.34      0.27             1.21         1.48
Year Ended October 31, 2006                $11.53      0.37             1.92         2.29
Year Ended October 31, 2007 (h)            $13.21      0.10             2.66         2.76
------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)          $10.00     (0.02)            0.32         0.30
Year Ended October 31, 2005                $10.30      0.17             1.24         1.41
Year Ended October 31, 2006                $11.46      0.28             1.90         2.18
Year Ended October 31, 2007 (h)            $13.06        --(g)          2.61         2.61
------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)          $10.00        --(g)          0.30         0.30
Year Ended October 31, 2005                $10.30      0.17             1.24         1.41
Year Ended October 31, 2006                $11.45      0.27             1.91         2.18
Year Ended October 31, 2007 (h)            $13.05        --(g)          2.61         2.61
------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)          $10.00     (0.01)            0.33         0.32
Year Ended October 31, 2005                $10.32     (0.34)            1.81         1.47
Year Ended October 31, 2006                $11.54      0.48             1.78         2.26
Year Ended October 31, 2007 (h)            $13.19      0.08             2.62         2.70
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)          $10.00      0.01             0.33         0.34
Year Ended October 31, 2005                $10.34      0.33             1.19         1.52
Year Ended October 31, 2006                $11.56      0.08             2.22         2.30
Year Ended October 31, 2007 (h)            $13.24      0.14             2.66         2.80
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)          $10.00      0.01             0.33         0.34
Year Ended October 31, 2005                $10.34      0.34             1.19         1.53
Year Ended October 31, 2006 (h)            $11.56      0.04             2.30         2.34
Year Ended October 31, 2007 (h)            $13.27      0.13             2.66         2.79
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------
                                               NET          NET                    NET ASSET
                                        INVESTMENT     REALIZED           TOTAL   VALUE, END           TOTAL
                                            INCOME        GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)              --         --                --        $10.34           3.40%
Year Ended October 31, 2005                 (0.29)        --(g)          (0.29)       $11.53          14.59%
Year Ended October 31, 2006                 (0.48)     (0.13)            (0.61)       $13.21          20.48%
Year Ended October 31, 2007 (h)             (0.46)     (0.14)            (0.60)       $15.37          21.56%
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)              --         --                --        $10.30           3.00%
Year Ended October 31, 2005                 (0.25)        --(g)          (0.25)       $11.46          13.89%
Year Ended October 31, 2006                 (0.45)     (0.13)            (0.58)       $13.06          19.67%
Year Ended October 31, 2007 (h)             (0.42)     (0.14)            (0.56)       $15.11          20.64%
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)              --         --                --        $10.30           3.00%
Year Ended October 31, 2005                 (0.26)        --(g)          (0.26)       $11.45          13.90%
Year Ended October 31, 2006                 (0.45)     (0.13)            (0.58)       $13.05          19.59%
Year Ended October 31, 2007 (h)             (0.42)     (0.14)            (0.56)       $15.10          20.65%
-------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)              --         --                --        $10.32           3.20%
Year Ended October 31, 2005                 (0.25)        --(g)          (0.25)       $11.54          14.36%
Year Ended October 31, 2006                 (0.48)     (0.13)            (0.61)       $13.19          20.23%
Year Ended October 31, 2007 (h)             (0.43)     (0.14)            (0.57)       $15.32          21.14%
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)              --         --                --        $10.34           3.40%
Year Ended October 31, 2005                 (0.30)        --(g)          (0.30)       $11.56          14.92%
Year Ended October 31, 2006                 (0.49)     (0.13)            (0.62)       $13.24          20.63%
Year Ended October 31, 2007 (h)             (0.47)     (0.14)            (0.61)       $15.43          21.90%
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)              --         --                --        $10.34           3.40%
Year Ended October 31, 2005                 (0.31)        --(g)          (0.31)       $11.56          15.07%
Year Ended October 31, 2006 (h)             (0.50)     (0.13)            (0.63)       $13.27          20.84%
Year Ended October 31, 2007 (h)             (0.47)     (0.14)            (0.61)       $15.45          21.77%
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                               RATIO        RATIO OF      INVESTMENT
                                                                              OF NET        EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)         $     80            0.56%           0.75%           12.49%        (11.17%)          7.19%
Year Ended October 31, 2005               $  5,133            0.53%           2.31%            1.54%          1.30%          28.77%
Year Ended October 31, 2006               $ 24,363            0.51%           0.43%            0.74%          0.21%          13.76%
Year Ended October 31, 2007 (h)           $ 42,188            0.49%           0.73%            0.62%          0.60%          24.54%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)         $      1            1.25%          (0.58%)          12.98%        (12.30%)          7.19%
Year Ended October 31, 2005               $    982            1.25%           0.27%            2.22%         (0.70%)         28.77%
Year Ended October 31, 2006               $  3,714            1.25%          (0.23%)           1.48%         (0.46%)         13.76%
Year Ended October 31, 2007 (h)           $  7,561            1.23%          (0.01%)           1.37%         (0.15%)         24.54%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)         $     36            1.25%          (1.04%)          12.92%        (12.72%)          7.19%
Year Ended October 31, 2005               $  9,200            1.25%           0.25%            2.22%         (0.72%)         28.77%
Year Ended October 31, 2006               $ 35,182            1.25%          (0.24%)           1.48%         (0.47%)         13.76%
Year Ended October 31, 2007 (h)           $ 67,323            1.23%           0.01%            1.37%         (0.13%)         24.54%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $      1            0.85%          (0.18%)          12.57%        (11.90%)          7.19%
Year Ended October 31, 2005               $      1            0.84%          (0.55%)           1.90%         (1.62%)         28.77%
Year Ended October 31, 2006               $     78            0.85%           0.15%            1.07%         (0.07%)         13.76%
Year Ended October 31, 2007 (h)           $    479            0.75%           0.57%            0.92%          0.40%          24.54%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)         $      1            0.40%           0.27%           12.12%        (11.44%)          7.19%
Year Ended October 31, 2005               $      1            0.33%           2.98%            1.94%          1.38%          28.77%
Year Ended October 31, 2006               $      1            0.34%           0.50%            0.70%          0.14%          13.76%
Year Ended October 31, 2007 (h)           $      2            0.24%           1.01%            0.46%          0.79%          24.54%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $  1,034            0.25%           0.42%           11.97%        (11.29%)          7.19%
Year Ended October 31, 2005               $  1,189            0.25%           3.04%            1.41%          1.87%          28.77%
Year Ended October 31, 2006 (h)           $      1            0.25%           0.29%            0.56%         (0.01%)         13.76%
Year Ended October 31, 2007 (h)           $      1            0.25%           0.95%            0.54%          0.66%          24.54%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   The amount is less than $0.005.


(h) Net investment income (loss) is based on average shares outstanding during the period.

38 | OPTIMAL ALLOCATIONS SERIES

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS


Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Optimal Fund depends on its target allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. The Optimal Funds do not nesessarily invest in every Underlying Fund listed as eligible at any given time. Prospectuses for the Underlying Funds should be referred to for more information.


U.S. STOCKS - LARGE CAP STOCKS

NATIONWIDE GROWTH FUND seeks long-term capital appreciation and invests primarily in common stocks of large-cap companies. When selecting securities, the Fund's portfolio managers consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flow and dividends. The portfolio managers look for companies whose earnings are expected to consistently grow faster than other companies in the market.

NATIONWIDE LARGE CAP VALUE FUND seeks to maximize total return, consisting of both capital appreciation and current income. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in equity securities issued by large-cap companies, utilizing a value style of investing. In pursuing the Fund's objective, the portfolio managers compare securities of larger companies to others similarly situated, using some or all of the following factors, which the portfolio managers believe have predictive performance characteristics: earnings momentum; price momentum; and price-to-economic value. The portfolio managers further seek to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

NATIONWIDE FUND seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks. When selecting securities, the Fund's portfolio managers consider companies that demonstrate above-average revenue and earnings growth, consistent earnings growth and attractive value.

NATIONWIDE LEADERS FUND seeks a high total return from a concentrated portfolio of U.S. securities, primarily common stocks and convertible securities of large companies. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in stocks of "U.S. Leaders." The Fund's portfolio manager defines a U.S. Leader as a company with a strong franchise, capable of taking advantage of its positioning in the marketplace. Because these companies have a reputation for quality management and superior products and services, Fund management expects these companies to become dominant in their industries. The portfolio manager seeks companies that generally demonstrate above average revenue growth, above average earnings growth, consistent earnings growth and attractive value. The Fund typically holds a core group of 25 to 35 common stocks of large-cap and mid-cap companies.

NATIONWIDE U.S. GROWTH LEADERS FUND seeks long-term growth and under normal circumstances invests at least 80% of the value of its net assets in stocks of "U.S. Growth Leaders." The Fund's portfolio managers define a "U.S. Growth Leader" as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. Because these companies have high growth potential and a reputation for quality management and superior products and services, the managers expect them to become dominant in their industries. The managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically holds a core group of 25 to 35 stocks of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, selling positions or responding to exceptional market conditions. The Fund invests 25% or more of its total assets in software and technology-related companies.

U.S. STOCKS - SMALL/MID-CAP STOCKS

NATIONWIDE MID CAP GROWTH FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of mid-cap companies. The Fund focuses on reasonably priced growth companies. In selecting stocks, the Fund's portfolio managers review the earnings growth of all publicly-traded mid-cap companies over the past three years and selects investments based on characteristics including above-average, consistent earnings growth and superior forecasted growth versus the market; financial strength and stability; balance sheet strength; strong competitive advantage within the securities industry; positive investor sentiment; relative market value and management team strength.


NATIONWIDE MID CAP GROWTH LEADERS FUND seeks long-term capital appreciation, and under normal circumstances invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies that the Fund's management believes are, or have the potential to be, Mid Cap Growth Leaders. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities. From time-to-time, the Fund may invest a portion of its portfolio in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.


                                                 OPTIMAL ALLOCATIONS SERIES | 39

NATIONWIDE SMALL CAP FUND* seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of small-cap companies. The Fund's portfolio management considers many factors when selecting securities, including measures of earnings momentum, relative value, management's decisions and price trends. The Fund may also invest in stocks of larger U.S. companies and in foreign securities. The Fund may also invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

* The Nationwide Small Cap Fund ("Small Cap Fund") closed to new investors effective March 16, 2007. As of the date of this prospectus, the Small Cap Fund remains open to purchases by the Optimal Funds.


NATIONWIDE SMALL CAP LEADERS FUND seeks long-term capital appreciation and, under normal circumstances, invests 80% of the value of its net assets in equity securities of issuers considered to be small-cap companies as of the time of investment. The Fund is managed using a multi-team approach. One team employs a small-cap growth style while the other uses a small-cap value style. The Nationwide Small Cap Growth Team invests in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. The Nationwide Small Cap Value Team looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. The Fund may invest without limit in IPOs of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.


NATIONWIDE VALUE OPPORTUNITIES FUND seeks long-term capital appreciation through investment in common stocks or their equivalents. Under normal circumstances, the Fund invests primarily in equity securities issued by small-cap companies that the Fund's portfolio manager considers to be "value" companies. The portfolio managers believe these companies have strong earnings growth potential, which has not been fully valued by the market. The Fund also invests in companies that are not well recognized, in "special situations" (companies involved in acquisitions, consolidations, mergers or other unusual developments) and turnaround situations (companies that have experienced significant business problems but, in the portfolio manager's view, have favorable prospects for recovery). The Fund may also invest a portion of its portfolio in mid-cap companies and in real estate investment trusts (REITs) based in either the U.S. or in other countries.

NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of small-cap companies that the Fund's subadviser believes to exhibit characteristics consistent with a growth style of investing. The subadviser uses a multi-step research and analysis process involving quantitative screening measures followed by traditional fundamental analysis of a company's prospects. Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest. The Fund may also invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

INTERNATIONAL STOCKS


NATIONWIDE INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. Under normal circumstances the Fund invests at least 80% of its asset in securities issued by companies that are located in, or derive a significant portion of their earnings from, a number of countries outside the U.S. The Fund's portfolio managers select companies the managers believe have earnings growth potential that the market has underestimated. The Fund's equity investments may include common stocks, equity interests in foreign investment funds or trusts and depositary receipts. The Fund may use derivatives, primarily futures and options, for efficient portfolio management.

NATIONWIDE WORLDWIDE LEADERS FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities of companies located throughout the world, including the U.S. Some of these are multinational companies, while others are located and have primary economic ties in one country. Ordinarily, the Fund invests in companies from at least three different countries. The Fund's portfolio managers choose companies they consider to be "Worldwide Leaders", defined as a company located anywhere in the world that appears well positioned to take advantage of growth opportunities in the company's industry. The portfolio managers select companies that they believe offer long-term, strategic growth opportunities and companies believed to offer short-term tactical opportunities based on current circumstances. The Fund is non-diversified, which means it may invest a significant portion of it's assets in securities of a single or small number of companies. The Fund typically invests in securities issued by approximately 30-40 companies. The Fund may also invest in derivatives, such as futures and options for efficient portfolio management.

BONDS

NATIONWIDE BOND FUND seeks as high a level of current income as is consistent with preserving capital. The Fund normally invests 80% of the value of its assets primarily in fixed-

40 | OPTIMAL ALLOCATIONS SERIES
income securities that are investment-grade, including corporate bonds, U.S. government securities, U.S. government agency securities. The Fund also invests in foreign government and corporate bonds denominated in U.S. dollars and in mortgage-backed and asset-backed securities. The Fund may also invest in commercial paper rated in one of the two highest rating categories by a rating agency. Although the Fund focuses on "investment-grade" taxable debt securities, the Fund may invest a portion of the portfolio in debt securities rated below investment grade, also known as "junk bonds." In selecting securities, the Fund's portfolio managers look for value and typically maintain an average portfolio duration of three to seven years.

NATIONWIDE GOVERNMENT BOND FUND seeks as high a level of current income as is consistent with preserving capital. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and U.S. government agency securities. To select investments that fit the Fund's objectives, the portfolio manager relies primarily on interest rate expectations, yield-curve analysis (determining whether a short, intermediate-, or long-term duration is appropriate based on interest rates), economic forecasting and market sector analysis. The portfolio manager generally maintains an average dollar-weighted maturity of five to nine years and an average portfolio duration of four to six years.


UNAFFILIATED BOND FUNDS The Fund may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities that are investment-grade, including but not limited to U.S. corporate bonds, U.S. government securities, U.S. government agency securities, U.S. dollar-denominated foreign corporate bonds or U.S. dollar-denominated foreign government bonds. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis. Each of these funds also may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's portfolio duration in order to minimize fluctuation of the fund's share value.

SHORT-TERM INVESTMENTS

NATIONWIDE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal market conditions, the Fund invests primarily in high-grade corporate bonds, U.S. government securities and U.S. government agency securities. The Fund may also purchase mortgage-backed and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration will be between 6 months and one year and will not exceed two years. The Fund may also enter into derivatives contracts, including futures or options, solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the Fund's share value.

NATIONWIDE SHORT DURATION BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

AFFILIATED OR UNAFFILIATED MONEY MARKET FUNDS. The Optimal Funds may invest in one or more affiliated or unaffiliated mutual funds that, under normal circumstances, seek as high a level of current income as is consistent with preserving capital and maintaining liquidity. These funds will invest in high-quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. These funds may invest in floating- and variable-rate obligations and may enter into repurchase agreements. These funds will maintain a dollar-weighted average maturity of 90 days or less.

SPECIALTY ASSETS

NATIONWIDE EMERGING MARKETS FUND seeks long-term capital growth by investing primarily in equity securities of companies located in "emerging market countries." Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Fund's portfolio managers select companies they believe have the potential to deliver unexpected earnings growth. The Fund's securities holdings may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities and depositary receipts.

NATIONWIDE GLOBAL FINANCIAL SERVICES FUND seeks long-term capital growth and under normal circumstances, invests at least 80% of the value of its net assets in equity securities of U.S. and foreign companies of any size that have business operations in or related to financial services. The Fund's managers consider companies with at least 50% of their assets, revenues or net income related to the financial services sector. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance

                                                 OPTIMAL ALLOCATIONS SERIES | 41
companies. The Fund's holdings of equity securities may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts. Under normal market conditions, the Fund invests a significant portion of its net assets (at least 40% - unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in non-U.S. companies.

NATIONWIDE HEALTH SCIENCES FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size with business operations in or related to health sciences. The Fund's portfolio managers consider companies that derive at least 50% of their assets, revenues or net income from health sciences. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: health care, pharmaceuticals, biotechnology, medical supplies, medical services and medical devices. The Fund's holdings of equity securities may include common stocks, convertible securities and depositary receipts.

NATIONWIDE NATURAL RESOURCES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size with business operations in or related to activities in natural resources industries. The Fund's portfolio managers generally consider companies that derive at least 50% of their assets, revenues or net income from activities in natural resources industries. The Fund is non-diversified and concentrates more than 25% of its assets in natural resources industries, including integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, ferrous and nonferrous metals, base metal production, forest products, agricultural products, paper products, chemicals, building materials, coal, alternative energy sources, real estate and environmental services. The Fund's holdings of equity securities may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts. The Fund may invest in commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage the Fund's exposure to changing commodity prices, securities prices and other economic variables.

NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of U.S. and foreign companies (including those located in emerging markets countries) of any size, with business operations in or related to technology or communications. The Fund's managers consider companies that derive at least 50% of their assets, revenues or net income related to technology and communications industries. The Fund is non-diversified and concentrates more than 25% of its total assets in technology and/or communications industries, including hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting and communication equipment.

NATIONWIDE GLOBAL UTILITIES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging markets countries) of any size, with business operations in or related to utilities. The Fund's manager generally considers companies that derive at least 50% of their assets, revenues or net income from utilities servicing or activities in utilities-related industries. The Fund is non-diversified and concentrates 25% or more of its assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services and water and sanitary services. Although utility companies have traditionally paid above-average dividends, the portfolio manager invests a portion of the Fund's assets in securities that emphasize capital appreciation. Under normal market conditions, the Fund invests a significant portion of its net assets (at least 40% - unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in non-U.S. companies.

NATIONWIDE MICRO CAP EQUITY FUND seeks long-term capital appreciation and, under normal circumstances invests at least 80% of the value of its net assets in stocks of "micro-cap companies." The Fund generally holds between 50 and 100 securities. The Fund focuses on undiscovered, small-sized emerging growth companies. Since micro-capitalization companies are generally less well known and typically not analyzed as extensively as larger companies, their stocks may be mispriced, creating an opportunity for higher returns. In analyzing specific companies, the Fund's portfolio manager ordinarily looks for several of the following characteristics: development of new products, technologies or markets; a high quality balance sheet; above average earnings growth; attractive valuation; and a strong management team. Although the Fund's portfolio manager looks for companies with the potential for strong earnings growth, some of the Fund's holdings may be companies that are experiencing losses. The Fund may invest without limit in IPOs, although it is uncertain whether such IPOs will be available for investment by the Fund and what impact, if any, they will have on the Fund's performance.

NATIONWIDE MARKET NEUTRAL FUND seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund seeks to achieve its objective


42 | OPTIMAL ALLOCATIONS SERIES
regardless of the direction of the market through the purchase and short sale of equity securities of U.S. companies. The Fund takes long positions in common stocks of companies that the Fund's management believes will outperform the market. Simultaneously, the Fund intends to engage in short sales of stocks that the portfolio manager believes will underperform the market and decline in value. The Fund uses a multi-cap and multi-style approach, meaning that it may invest across different industries, sectors and market capitalization levels, targeting both growth style and value style types of companies. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent the market permits) in order to neutralize the effects on its performance resulting from general U.S. stock market movements or sector swings. The Fund seeks to capitalize on opportunities presented by changing market environments. The Adviser uses quantitative techniques incorporated into a multi-factor model that seeks to select the highest returning securities in the current market environment. This model attempts to capitalize on the fact that the financial markets are dynamic and investment opportunities vary over time.

NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND seeks long-term capital appreciation. The Fund primarily invests and executes short sales in equity securities of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests 80% of the value of its net assets in companies that are organized under the laws of the U.S., have their principal places of business in the U.S. or whose stock is traded primarily in the U.S. The Fund may invest in companies of any size, including small or medium-sized companies. In general, the Fund invests, or takes "long positions" in companies the portfolio managers believe will appreciate in value. Simultaneously, the Fund takes "short positions", or agrees to sell at a specified price, companies the portfolio manager expects to decline in value. The Fund typically takes long positions in "leaders," companies benefiting from superior management, products, or distribution that the portfolio manager believes will generate earnings growth exceeding market expectations. The Fund's portfolio manager intends to take short positions in stocks whose earnings seem to be reflected in the current price or appear likely to fall short of expectations, those that operate in an industry with a structural weakness, are believed to have poor quality management, or appear likely to suffer an event affecting their long-term earnings power. In addition, the Fund may make strategic paired trades, taking both long and short positions in companies in the same industry in order to minimize the effect of market and sector fluctuations on the Fund's performance. The Fund may also invest in exchange-traded funds and derivatives.


UNAFFILIATED TIPS BOND FUNDS. The Optimal Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.


UNAFFILIATED INTERNATIONAL BOND FUNDS. The Fund may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to fixed-income securities issued or traded in emerging markets and developing countries.

UNAFFILIATED U.S. AND INTERNATIONAL REAL ESTATE FUNDS. The Optimal Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.


UNAFFILIATED COMMODITY-LINKED FUNDS. The Optimal Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.


                                                 OPTIMAL ALLOCATIONS SERIES | 43

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents -- which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide  Funds
3435 Stelzer Road
Columbus, Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request to publicinfo@sec.gov.


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section,Washington, D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Funds Group. All rights reserved.                 PR-OPT 2/08

Sector Series
Fund Prospectus


February 28, 2008

Nationwide Global Financial Services Fund

Nationwide Health Sciences Fund
(FORMERLY NATIONWIDE GLOBAL HEALTH SCIENCES FUND)

Nationwide Natural Resources Fund
(FORMERLY NATIONWIDE GLOBAL NATURAL RESOURCES FUND)

Nationwide Technology and Communications Fund
(FORMERLY NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND)

Nationwide Global Utilities Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE(R) LOGO]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

Sector Series

These specialty Funds feature sector portfolios focused on specific industries, including financial services, health sciences, natural resources, technology and utilities.

--------------------------------------------------------------------------------


FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class A                         GLFAX
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class B                         GLFBX
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class C                         GLFCX
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Class R                         GLFRX
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Institutional Class             GLFIX
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund Institutional Service Class     GFISX
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund Class A                                   GLSAX
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund Class B                                   GLSBX
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund Class C                                   GMSCX
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund Class R                                   GGHRX
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund Institutional Class                       GGHIX
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund Institutional Service Class               GLSIX
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund Class A                                 GGNAX
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund Class B                                 GGNBX
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund Class C                                 GGNCX
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund Class R                                 GGNRX
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund Institutional Class                     GGNIX
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund Institutional Service Class             GGNSX
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund Class A                     GAGTX
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund Class B                     GBGTX
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund Class C                     GCGTX
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund Class R                     GGTRX
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund Institutional Class         GGTIX
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund Institutional
   Service Class                                                          GIGTX
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class A                                  GGUAX
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class B                                  GGUBX
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class C                                  GGUCX
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund Class R                                  GLURX
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund Institutional Class                      GLUIX
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund Institutional Service Class              GUISX
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TABLE OF CONTENTS


3               KEY TERMS

4               SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Nationwide Global Financial Services Fund
                Nationwide Health Sciences Fund
                Nationwide Natural Resources Fund
                Nationwide Technology and
                   Communications Fund
                Nationwide Global Utilities Fund

26              SECTION 2: FUND DETAILS
                Additional Information about Investments,
                Investment Techniques and Risks

28              SECTION 3: FUND MANAGEMENT
                Investment Adviser
                Subadviser
                Management Fees
                Performance-Based Fees
                Portfolio Management
                Multi-Manager Structure

32              SECTION 4: INVESTING WITH NATIONWIDE
                   FUNDS
                Choosing a Share Class
                Sales Charges and Fees
                Revenue Sharing
                Contacting Nationwide Funds
                Buying Shares
                Fair Value Pricing
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

44              SECTION 5: DISTRIBUTIONS AND TAXES
                Income and Capital Gains Distributions
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

47              SECTION 6: FINANCIAL HIGHLIGHTS


                                                               SECTOR SERIES | 1

--------------------------------------------------------------------------------
Sector Series

INTRODUCTION TO THE SECTOR SERIES

This prospectus provides information about five funds (the "Funds"), the shares of which are offered by Nationwide Mutual Funds (the "Trust"):

NATIONWIDE GLOBAL FINANCIAL SERVICES FUND


NATIONWIDE HEALTH SCIENCES FUND
NATIONWIDE NATURAL RESOURCES FUND
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND


NATIONWIDE GLOBAL UTILITIES FUND


These Funds are primarily intended:


o To help investors seek to grow their capital by pursuing investment opportunities in specific market sectors with dynamic prospects.

Because the Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.


--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


Each Fund employs a "multi-manager" structure, which means that Nationwide Fund Advisors ("NFA" or the "Adviser"), as the Funds' investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

On November 9, 2007, the Board of Trustees (the "Board") of the Trust unanimously approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board that Aberdeen Asset Management Inc. ("Aberdeen") would serve as investment adviser to each such new Aberdeen Fund, and that Gartmore Global Partners, the current subadviser to the Nationwide Global Utilities Fund, would continue to serve as subadviser to the new Aberdeen Global Utilities Fund. Currently, Aberdeen serves as subadviser to the Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund (formerly NATIONWIDE GLOBAL HEALTH SCIENCES FUND), Nationwide Natural Resources Fund (formerly NATIONWIDE GLOBAL NATURAL RESOURCES FUND), and Nationwide Technology and Communication Fund (formerly NATIONWIDE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND). Accordingly, it is also anticipated that each Fund's portfolio managers would remain the same. The Board of Trustees of Aberdeen Funds approved the Plan and the appointment of Aberdeen as investment adviser to each corresponding Aberdeen Fund at its meeting on December 12, 2007.

Implementation of the Plan is subject to shareholder approval.


2 | SECTOR SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMODITY-LINKED DERIVATIVES - investments that are linked to, and therefore provide exposure to, the investment returns of physical assets that trade in the commodities markets without actually investing in such physical assets themselves.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer. They may also include interests in real estate investment trusts.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LARGE-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Standard & Poor's(S&P) 500(R) Index, ranging from $710 million to $511.9 billion as of December 31, 2007.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell Midcap(R) Index, ranging from $479 million to $42.1 billion as of December 31, 2007.

SMALL-CAP COMPANIES - companies that have market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $27 million to $8.4 billion as of December 31, 2007.

VALUE STYLE - a style of investing in equity securities that the Fund's subadviser believes are undervalued, which means that their prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund's subadviser believes to be temporary.


                                                               SECTOR SERIES | 3

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A FINANCIAL SERVICES COMPANY is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to financial services. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the financial services sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     banks and savings and loans;

o     consumer and industrial finance companies;

o     investment banks;

o     insurance brokers;

o     insurance companies;

o     securities brokers and advisers;

o     real estate-related companies and


o     leasing companies.

Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% -- unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund's subadviser aims to provide strong performance by investing in companies that the Fund's subadviser believes


o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated.


Just as importantly, the Fund's subadviser attempts to avoid companies whose earnings are likely to fall short of expectations.

The Fund may invest in financial services companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The Fund's subadviser typically sells a security if it no longer offers potential for unexpected earnings growth. The Fund's subadviser specifically monitors:


o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.


The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Financials Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market

4 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE (CONT.)

index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

  2002    2003    2004    2005    2006    2007
-----------------------------------------------
-10.24%  40.84%  20.39%  10.61%  19.74%  -1.44%


BEST QUARTER: 22.35% - 2ND QTR. OF 2003
WORST QUARTER: -19.98% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                      (DEC. 18,
                                                   1 YEAR   5 YEARS       2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                      -7.12%    15.85%   11.23%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                                   -8.92%    13.71%    9.51%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sales
of Shares                                          -3.39%    12.88%    8.99%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                      -6.62%    16.13%   11.51%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                   -3.07%    16.34%   11.50%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                   -1.65%    16.82%   11.88%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                       -1.13%    17.52%   12.62%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                                    -1.13%    17.52%   12.62%
--------------------------------------------------------------------------------
MSCI World Financials Index(5)                     -7.67%    16.29%   10.24%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2001.


                                                               SECTOR SERIES | 5

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                 INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)        None(3)         5.00%(4)        1.00%(5)           None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                      2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)            0.86%           0.86%           0.86%              0.86%                  0.86%          0.86%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                     0.39%           0.33%           0.33%              0.53%                  0.33%          0.33%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                 1.50%           2.19%           2.19%              1.89%                  1.19%          1.19%
------------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the MSCI World Financials Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.06%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% at least through May 1, 2009 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.69% for Class A shares, 1.94% for Class R shares and 1.44% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


6 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE (CONT.)

--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $719    $1,022    $1,346     $2,263
--------------------------------------------------------------------------------
Class B shares                               722       985     1,375      2,267
--------------------------------------------------------------------------------
Class C shares                               322       685     1,175      2,524
--------------------------------------------------------------------------------
Class R shares                               192       594     1,021      2,212
--------------------------------------------------------------------------------
Institutional Service Class shares           121       378       654      1,443
--------------------------------------------------------------------------------
Institutional Class shares                   121       378       654      1,443
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $222      $685    $1,175     $2,267
--------------------------------------------------------------------------------
Class C shares                               222       685     1,175      2,524
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

                                                               SECTOR SERIES | 7

SECTION 1 NATIONWIDE HEALTH SCIENCES FUND SUMMARY AND PERFORMANCE


OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
A HEALTH SCIENCES COMPANY is one that focuses on maintaining or improving one's quality of life through research, development and/or distribution of products or services related to medicine, pharmaceuticals or personal health care.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and/or foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to health sciences. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:


o     biotechnology;

o     health care;

o     medical services and devices;

o     medical supplies and

o     pharmaceuticals.


In analyzing specific companies for possible investment, the Fund's subadviser ordinarily looks for several of the following characteristics:


o     above-average per share earnings growth;

o     evidence of positive fundamental change;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     strong management and

o general operating characteristics that enable the company to compete successfully.


The Fund may invest in health sciences companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The Fund's subadviser considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs (GS) Healthcare Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in health sciences industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


8 | SECTOR SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

2001      2002     2003    2004    2005    2006     2007
---------------------------------------------------------
1.10%   -19.58%   36.77%   8.19%   7.67%   2.41%   12.68%


BEST QUARTER: 20.00% - 2ND QTR. OF 2003
WORST QUARTER: -17.40% - 1ST QTR. OF 2001


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                          SINCE
                                                                      INCEPTION
                                                                      (DEC. 29,
                                                 1 YEAR    5 YEARS        2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                     6.24%     11.61%     5.02%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                                  4.10%     10.16%     4.05%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sales of Shares              4.89%      9.45%     3.89%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                     7.01%     11.98%     5.24%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)               11.01%     12.23%     5.23%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                 12.47%     12.66%     5.52%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                     13.11%     13.20%     6.19%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                                  13.05%     13.28%     6.24%
--------------------------------------------------------------------------------
GS Healthcare Index(5)                            8.24%     10.87%     2.19%(6)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (September 20, 2002) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The GS Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health care sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2000.


                                                               SECTOR SERIES | 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES        SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                            CLASS SHARES   CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)            5.75%(2)        None            None               None           None           None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None(3)         5.00%(4)        1.00%(5)           None           None           None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                         2.00%           2.00%           2.00%              2.00%          2.00%          2.00%
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)               0.87%           0.87%           0.87%              0.87%          0.87%          0.87%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%              0.50%          None           None
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                        0.50%           0.39%           0.39%              0.59%          0.39%          0.39%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(9)                              1.62%           2.26%           2.26%              1.96%          1.26%          1.26%
--------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A Shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10%. Depending on the Fund's performance relative to its benchmark, the GS Healthcare Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.11%, 0.20%, and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written agreement limiting operating expenses to 1.40% for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any such reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.76% for Class A, 2.01% for Class R and 1.51% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


10 | SECTOR SERIES

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $730    $1,057    $1,406     $2,386
--------------------------------------------------------------------------------
Class B shares                               729     1,006     1,410      2,359
--------------------------------------------------------------------------------
Class C shares                               329       706     1,210      2,595
--------------------------------------------------------------------------------
Class R shares                               199       615     1,057      2,285
--------------------------------------------------------------------------------
Institutional Service Class shares           128       400       692      1,523
--------------------------------------------------------------------------------
Institutional Class shares                   128       400       692      1,523
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $229      $706    $1,210     $2,359
--------------------------------------------------------------------------------
Class C shares                               229       706     1,210      2,595
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


--------------------------------------------------------------------------------

                                                              SECTOR SERIES | 11

SECTION 1 NATIONWIDE NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE


OBJECTIVE


The Fund seeks long-term capital growth.


--------------------------------------------------------------------------------
NATURAL RESOURCES - materials with economic value that are derived from natural origins, such as energy sources, precious metals (E.G., gold, platinum), non-precious metals (E.G., aluminum, copper), chemicals and other basic commodities.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and/or foreign companies of any size (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to activities in natural resources industries. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the natural resources sector. Companies in natural resources industries may include those that:


o     participate in the discovery and development of natural resources;

o     own or produce natural resources;

o engage in the transportation, distribution, or processing of natural resources;


o contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

o provide related services such as mining, drilling, chemicals and related parts and equipment;

o provide services/equipment that aid the production, processing or transportation of a resource; and

o would engage in related investments, such as drilling rigs, oil tankers, oil field service companies, engineering and construction companies, chemical companies, fertilizer and ethanol.


The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     agricultural products;

o     alternative energy sources;

o     base metal production;

o     building materials;

o     chemicals;

o     coal;

o     energy services and technology;

o     environmental services;

o     ferrous and nonferrous metals;

o     forest products;

o     gold and other precious metals;

o     integrated oil;

o     steel and iron ore production;

o     oil and gas exploration and production;

o     paper products and


o     real estate.

The Fund's subadviser aim to provide strong performance by investing in companies they believe


o     have the potential to deliver unexpected earnings growth and

o     have prospects for earnings growth that the market has underestimated.

The Fund may invest in natural resources companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.


The Fund's subadviser maintains a strong selling discipline by:


o reviewing securities for potential sale if the price reaches a predetermined level,

o     evaluating a security within the context of applicable historic trends and

o     focusing on both economic and specific news about the security.


In pursuing its investment objective, the Fund also may invest in COMMODITY-LINKED DERIVATIVES. The value of a commodity-linked derivative typically is based on the price movements of the physical commodities to which it is linked or to a commodity index that measures the value of commodities or the commodities markets.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.


12 | SECTOR SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Goldman Sachs (GS) Natural Resources Index, or other funds with similar investment objectives and strategies.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.


NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in natural resources industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


                                                              SECTOR SERIES | 13

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

 2005      2006      2007
--------------------------
65.48%    20.29%    36.70%


BEST QUARTER: 28.91% - 3RD  QTR. OF 2005
WORST QUARTER: -6.75% - 3RD QTR. OF 2006


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                 SINCE INCEPTION
                                                        1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares -Before Taxes                            28.84%         38.31%
--------------------------------------------------------------------------------
Class A shares -After Taxes on Distributions            24.10%         33.69%
--------------------------------------------------------------------------------
Class A shares -After Taxes on Distributions
and Sales of Shares                                     19.47%         31.15%
--------------------------------------------------------------------------------
Class B shares -Before Taxes                            30.68%         39.23%
--------------------------------------------------------------------------------
Class C shares -Before Taxes                            34.72%         39.63%
--------------------------------------------------------------------------------
Class R shares -Before Taxes                            36.34%         40.23%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                            37.07%         40.96%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes                                            37.07%         41.03%
--------------------------------------------------------------------------------
GS Natural Resources Index(2)                           34.43%         29.52%(3)
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) The GS Natural Resources Index is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

(3) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since June 30, 2004.


14 | SECTOR SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY       CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES        SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                                                               CLASS SHARES   CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                             5.75%(2)        None            None               None           None           None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                   None(3)         5.00%(4)        1.00%(5)           None           None           None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                   2.00%           2.00%           2.00%              2.00%          2.00%          2.00%
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                                 0.78%           0.78%           0.78%              0.78%          0.78%          0.78%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                            0.25%           1.00%           1.00%              0.50%          None           None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                           0.41%           0.38%           0.38%              0.58%          0.38%          0.38%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                       1.44%           2.16%           2.16%              1.86%          1.16%          1.16%
----------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Natural Resources Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.80% at its lowest to 1.00% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see Section 3, Fund
      Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.03%, 0.20%, and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written agreement limiting operating expenses to 1.20% for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.66% for Class A, 1.91% for Class R and 1.41% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


                                                              SECTOR SERIES | 15

--------------------------------------------------------------------------------
EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  713   $ 1,004   $ 1,317   $  2,200
--------------------------------------------------------------------------------
Class B shares                                719       976     1,359      2,225
--------------------------------------------------------------------------------
Class C shares                                319       676     1,159      2,493
--------------------------------------------------------------------------------
Class R shares                                189       585     1,006      2,180
--------------------------------------------------------------------------------
Institutional Service Class shares            118       368       638      1,409
--------------------------------------------------------------------------------
Institutional Class shares                    118       368       638      1,409
--------------------------------------------------------------------------------


* Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  219   $   676    $1,159   $  2,225
--------------------------------------------------------------------------------
Class C shares                                219       676     1,159      2,493
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | SECTOR SERIES

SECTION 1 NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE


OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
Technology is the use of science to create new products and services. A TECHNOLOGY or COMMUNICATIONS company is one, for example, that develops, produces or distributes products or services related to computers, semiconductors, electronics, communications, health care or biotechnology.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and/or foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to technology or communications. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the technology or communications sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:


o     technology or communications hardware and equipment;

o     information technology;

o     software;

o     technology or communications consulting services;

o     consumer electronics;


o     internet infrastructures;

o     semiconductors and semiconductor equipment;


o     defense technology and

o     broadcasting.


In analyzing specific companies for possible investment, the Fund's subadviser ordinarily looks for several of the following characteristics:


o     above-average per share earnings growth;

o     high return on invested capital;

o     a healthy balance sheet;

o     sound financial and accounting policies and overall financial strength;

o     strong competitive advantages;

o     effective research, product development and marketing;

o     development of new technologies;

o     efficient service and strong management;


o     pricing power;

o     reasonable valuation and

o general operating characteristics that enable the company to compete successfully.

The Fund may invest in technology and communications companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth.

The Fund's subadviser considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

The Adviser has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs Technology Composite Index(R) (GSTI(R)), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in technology and communications industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


                                                              SECTOR SERIES | 17

SECTION 1 NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.


PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2001     2002    2003     2004    2005    2006     2007
----------------------------------------------------------
-41.94%  -43.57%  51.20%    3.97%  -0.51%  11.09%   19.57%


BEST QUARTER: 24.50% - 2ND QTR. OF 2003
WORST QUARTER: -41.28 - 1ST QTR. OF 2001


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax returns depend on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                SINCE INCEPTION
                                                                      (JUNE 30,
                                       1 YEAR         5 YEARS             2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes          12.78%          14.40%          -8.15%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                        4.31%          12.60%          -9.48%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares                         8.91%          11.65%          -7.21%
--------------------------------------------------------------------------------
Class B shares - Before Taxes          14.04%          14.70%          -8.10%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2),(3)   17.75%          14.93%          -8.00%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)       19.01%          15.35%          -7.88%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                           19.81%          16.25%          -7.00%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        19.77%          16.09%          -7.09%
--------------------------------------------------------------------------------
Goldman Sachs Technology
Composite Index (GSTI)(5)              16.94%          15.58%          -8.40%
--------------------------------------------------------------------------------


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The GSTI is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.


18 | SECTOR SERIES

SECTION 1 NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)


--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY   CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES        SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT) (1)                                                                          CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)           5.75%(2)        None            None               None           None           None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)          None(3)         5.00%(4)        1.00%(5)           None           None           None
------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed or
exchanged)(6)                           2.00%           2.00%           2.00%              2.00%          2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)              0.93%           0.93%           0.93%              0.93%          0.93%          0.93%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities,
as well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%              0.50%          None           None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                       0.52%           0.45%           0.45%              0.65%          0.45%          0.45%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(9)                             1.70%           2.38%           2.38%              2.08%          1.38%          1.38%
------------------------------------------------------------------------------------------------------------------------------


(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the GS Technology Composite Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.78% at its lowest to 0.98% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.07%, 0.20%, and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written agreement limiting operating expenses to 1.38% for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged,"Total Annual Fund Operating Expenses" could increase to 1.88% for Class A, 2.13% for Class R and 1.63% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating at or below the expense limit.


                                                              SECTOR SERIES | 19

SECTION 1 NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)


--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                              $738    $1,080    $1,445     $2,468
--------------------------------------------------------------------------------
Class B shares                                741     1,042     1,470      2,468
--------------------------------------------------------------------------------
Class C shares                                341       742     1,270      2,716
--------------------------------------------------------------------------------
Class R shares                                211       652     1,119      2,410
--------------------------------------------------------------------------------
Institutional Service Class shares            140       437       755      1,657
--------------------------------------------------------------------------------
Institutional Class shares                    140       437       755      1,657
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                               $241      $742    $1,270     $2,468
--------------------------------------------------------------------------------
Class C shares                                241       742     1,270      2,716
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

20 | SECTOR SERIES

SECTION 1 NATIONWIDE GLOBAL UTILITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A UTILITY COMPANY is one that is primarily involved in, or related to, the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to utilities. Although utility companies traditionally have paid above-average dividends, the Fund instead will invest a portion of its assets in securities that emphasize capital appreciation over dividends in order to produce an overall portfolio that generally combines elements of both VALUE and GROWTH styles.

A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from the utilities sector. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups within this sector:

o     energy sources;

o     utility maintenance services;

o     providers of utility infrastructure;

o     cable television;

o     radio;

o     telecommunications services;

o     transportation services and

o     water and sanitary services.


Under normal market conditions, the Fund will invest a significant portion of its net assets (at least 40% -- unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund's subadviser aims to provide strong performance by investing in companies that the Fund's subadviser believes


o     have the potential to deliver unexpected earnings and


o     whose prospects for earnings have been underestimated by the market.

Just as importantly, the Fund's subadviser attempts to avoid companies whose earnings are likely to fall short of expectations.

The Fund's subadviser assesses the valuation and growth rates both of a particular company and of its utility sector. The Fund's subadviser conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the Fund's subadviser pinpoints companies whose prospects appear different from the market's consensus.


The Fund may invest in utility companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP and MID-CAP COMPANIES that may offer strong prospects for future growth. The Fund also may use DERIVATIVES either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.


The Fund's subadviser typically sells a security if it no longer offers potential for unexpected earnings growth. The Fund's subadviser specifically monitors:


o     earnings revisions and surprises;

o     stock price performance and

o any information indicating a change in the industry or franchise assessment of a company.

The Adviser has selected Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.


FOREIGN SECURITIES RISK - foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks are enhanced in emerging market countries.


NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

                                                              SECTOR SERIES | 21

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in utilities and utility-related industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


DERIVATIVES RISK - the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (E.G., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values, or other such measures underlying the derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Fund's benchmark indices, or other funds with similar investment objectives and strategies.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

    2002      2003        2004      2005       2006       2007
--------------------------------------------------------------
  -25.19%     25.57%     29.73%     6.45%     36.60%     20.32%


BEST QUARTER: 18.65% - 2ND QTR. OF 2003
WORST QUARTER: -19.30% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

22 | SECTOR SERIES

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2007

                                                                              SINCE
                                                                          INCEPTION
                                                                          (DEC. 18,
                                                       1 YEAR   5 YEARS       2001)
------------------------------------------------------------------------------------
Class A shares - Before Taxes                          13.42%    21.85%   12.28%
------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          11.48%    19.75%   10.57%
------------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and
Sales of Shares                                        10.90%    18.37%    9.92%
------------------------------------------------------------------------------------
Class B shares - Before Taxes                          14.49%    22.22%   12.57%
------------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                       18.45%    22.40%   12.57%
------------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                       19.98%    22.86%   12.92%
------------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                           20.69%    23.62%   13.69%
------------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                                        20.68%    23.62%   13.69%
------------------------------------------------------------------------------------
MSCI World Telecommunications
Services Index(5)                                      22.28%    17.02%    7.78%(6)
------------------------------------------------------------------------------------
MSCI World Utilities Index(5)                          22.28%    26.14%   18.02%(6)
------------------------------------------------------------------------------------
Global Utilities Composite Index(5)                    22.39%    20.70%   12.12%(6)
------------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.


(3) Returns before the first offering of Class R shares (December 30, 2003) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.

(4) Returns before the first offering of Institutional Class shares (June 29, 2004) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The Morgan Stanley Capital International (MSCI) World Telecommunications Services Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities IndexSM is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Services Index and 40% MSCI World Utilities Index. Neither Index pays sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of each Index would be lower. Individuals cannot invest directly in an index.

(6) The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 2001.


                                                              SECTOR SERIES | 23

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                 INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)        None            None               None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)        None(3)         5.00%(4)        1.00%(5)           None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                      2.00%           2.00%           2.00%              2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)            0.67%           0.67%           0.67%              0.67%                  0.67%          0.67%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                      0.25%           1.00%           1.00%              0.50%                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                     0.48%           0.46%           0.46%              0.66%                  0.46%          0.46%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(9)                           1.40%           2.13%           2.13%              1.83%                  1.13%          1.13%
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Nationwide
      Funds: Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance.The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Nationwide Funds: Selling Shares--Exchange and Redemption Fees.


(7) The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund's performance relative to its benchmark, the Global Utilities Composite Index. Therefore, the management fee stated in the table above reflects, to the extent applicable, adjustments based on the Fund's assets and the Fund's performance relative to its benchmark as of October 31, 2007. Depending on the performance of the Fund, the management fee at the Fund's current asset level could range from 0.60% at its lowest to 0.80% at its highest. For more information, including a chart that shows the range of the minimum to maximum performance-based fees at all breakpoint levels, see
      Section 3, Fund Management: Management Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2007, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, _0.20%, and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) The Trust and the Adviser have entered into a written agreement limiting operating expenses to 1.20% for all share classes at least through May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged,"Total Annual Fund Operating Expenses could increase to 1.63% for Class A, 1.88% for Class R and 1.38% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses. Currently, all share classes are operating below the expense limit.


24 | SECTOR SERIES

--------------------------------------------------------------------------------

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $709      $993    $1,297     $2,158
--------------------------------------------------------------------------------
Class B shares                               716       967     1,394      2,189
--------------------------------------------------------------------------------
Class C shares                               316       667     1,144      2,462
--------------------------------------------------------------------------------
Class R shares                               186       576       990      2,148
--------------------------------------------------------------------------------
Institutional Service Class shares           115       359       622      1.375
--------------------------------------------------------------------------------
Institutional Class shares                   115       359       622      1,375
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $216      $667    $1,444     $2,189
--------------------------------------------------------------------------------
Class C shares                               216       667     1,444      2,462
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.


                                                              SECTOR SERIES | 25

SECTION 2 FUND DETAILS


ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to risk of default and prepayment risk.


DEPOSITARY RECEIPTS - The Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


26 | SECTOR SERIES

CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

o the other party to the derivatives contract may fail to fulfill its obligations;

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets;

o the Fund may suffer disproportionately heavy losses relative to the amount invested and

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS - In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.


COMMODITY-LINKED DERIVATIVES - allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o increase share price volatility and

o result in additional tax consequences for Fund shareholders.

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S.government securities;

o certificates of deposit, bankers' acceptances, and interest bearing savings deposits of commercial banks;

o     prime quality commercial paper;

o repurchase agreements covering any of the securities in which the Fund may invest directly and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.


Each Fund posts onto the Trust's internet site
(www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.


                                                              SECTOR SERIES | 27

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

SUBADVISERS

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with the Fund's investment objective and strategies. With regard to the portion of Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

GARTMORE GLOBAL PARTNERS ("GGP") is subadviser to the Nationwide Global Utilities Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP's management and executive teams and a number of employees.

ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN") is subadviser to the Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund, Nationwide Natural Resources Fund and Nationwide Technology and Communications Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds' semi-annual report to shareholders, which covers the period ending April 30, 2008.


MANAGEMENT FEES


Each Fund pays NFA a base management fee, which is based on each Fund's average daily net assets. The management fee for each of the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark. NFA pays each subadviser from the management fee it receives.


PERFORMANCE-BASED FEES

Each Fund pays a performance-based fee to the Adviser. This performance-based fee can vary depending on the Fund's performance relative to its respective benchmark. This fee is intended to either reward or penalize the Adviser (and subadviser, where applicable) for outperforming or underperforming, respectively, each Fund's benchmark. The Funds' benchmarks for determining these performance-based fees are:


--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund     MSCI World Financials Index
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund               GS Healthcare Index
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund             GS Natural Resources Index
--------------------------------------------------------------------------------
Nationwide Technology and                     GS Technology Composite Index
   Communications Fund
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund              60% MSCI World Telecommunications
                                              Services Index/ 40% MSCI World
                                              Utilities Index
--------------------------------------------------------------------------------

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints ("Base Fee Breakpoints") as described in the chart shown below under the heading "Base Fee Breakpoints and Performance Adjustments." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period and that total fee is paid at the end of that most recently completed quarter.


28 | SECTOR SERIES

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays/(charges) the entire performance component of the fee to each Fund's subadviser.


--------------------------------------------------------------------------------
         OUT OR UNDERPERFORMANCE                         CHANGE IN FEES
--------------------------------------------------------------------------------
         +/- 1 percentage point                             +/- 0.02%
--------------------------------------------------------------------------------
         +/- 2 percentage points                            +/- 0.04%
--------------------------------------------------------------------------------
         +/- 3 percentage points                            +/- 0.06%
--------------------------------------------------------------------------------
         +/- 4 percentage points                            +/- 0.08%
--------------------------------------------------------------------------------
         +/- 5 percentage points                            +/- 0.10%
--------------------------------------------------------------------------------

These performance-adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.


Under these performance fee arrangements, NFA (and the subadvisers) can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


--------------------------------------------------------------------------------
BASE FEE BREAKPOINTS AND PERFORMANCE ADJUSTMENTS

(BASE MANAGEMENT FEES, AS WELL AS THE MAXIMUM AND MINIMUM PERFORMANCE-ADJUSTED FEES, NOT INCLUDING ANY APPLICABLE WAIVERS)


NET ASSETS                                   MINIMUM FEE  BASE FEE  MAXIMUM FEE
--------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
On assets up to $500 million                    0.80%       0.90%      1.00%
--------------------------------------------------------------------------------
On assets of $500 million up to $2 billion      0.75%       0.85%      0.95%
--------------------------------------------------------------------------------
On assets of $2 billion and more                0.70%       0.80%      0.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
On assets up to $500 million                    0.80%       0.90%      1.00%
--------------------------------------------------------------------------------
On assets of $500 million up to $2 billion      0.75%       0.85%      0.95%
--------------------------------------------------------------------------------
On assets of $2 billion and more                0.70%       0.80%      0.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND
--------------------------------------------------------------------------------
On assets up to $500 million                    0.60%       0.70%      0.80%
--------------------------------------------------------------------------------
On assets of $500 million up to $2 billion      0.55%       0.65%      0.75%
--------------------------------------------------------------------------------
On assets of $2 billion and more                0.50%       0.60%      0.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND
   COMMUNICATIONS FUND
--------------------------------------------------------------------------------
On assets up to $500 million                    0.78%       0.88%      0.98%
--------------------------------------------------------------------------------
On assets of $500 million up to $2 billion      0.73%       0.83%      0.93%
--------------------------------------------------------------------------------
On assets of $2 billion and more                0.68%       0.78%      0.88%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND
--------------------------------------------------------------------------------
On assets up to $500 million                    0.60%       0.70%      0.80%
--------------------------------------------------------------------------------
On assets of $500 million up to $2 billion      0.55%       0.65%      0.75%
--------------------------------------------------------------------------------
On assets of $2 billion and more                0.50%       0.60%      0.70%
--------------------------------------------------------------------------------


                                                              SECTOR SERIES | 29

--------------------------------------------------------------------------------


ACTUAL MANAGEMENT FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2007 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

--------------------------------------------------------------------------------
                                                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                              0.86%
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                        0.87%
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                                      0.78%
--------------------------------------------------------------------------------
Nationwide Technology and Communications Fund                          0.93%
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                                       0.67%
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

NATIONWIDE GLOBAL FINANCIAL SERVICES FUND

Douglas Burtnick, CFA, portfolio manager, and Stuart Quint, CFA, equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since November 3, 2003.


Douglas Burtnick joined Aberdeen in October 2007. Prior to that, Mr. Burtnick was a portfolio manager employed by NFA since May 2002. From 2000 to 2002, Mr. Burtnick served as a risk manager in the private client group of Brown Brothers Harriman & Company and was a portfolio manager.

Stuart Quint provides fundamental research coverage for the financial sector, including banks, savings and loans, brokers, insurance companies and other specialized financial companies. Mr. Quint joined Aberdeen in October 2007. Prior to that, Mr. Quint was a portfolio manager employed by NFA since September 2003. Before joining NFA in September 2003, Mr. Quint was with the Libra Fund, a Swedish hedge fund based in New York from August 2002 to September 2003 where he had a specialized focus in financial and energy stocks. Mr. Quint holds a B.S. degree in Economics from the Wharton School at the University of Pennsylvania (cum laude) along with a B.A. in Russian Civilization, and is also a CFA.

NATIONWIDE HEALTH SCIENCES FUND


Douglas Burtnick, CFA, portfolio manager, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.


See Mr. Burtnick's description under "Portfolio Management--Nationwide Global Financial Services Fund."

NATIONWIDE NATURAL RESOURCES FUND


William Gerlach, CFA, senior portfolio manager, and Jason Kotik, CFA, assistant portfolio manager and senior equity research analyst, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments, and have managed the Fund since June 29, 2004.


William Gerlach joined Aberdeen in October 2007. Prior to that, Mr. Gerlach was a portfolio manager employed by NFA since December 2003. From 1991 until he joined NFA, Mr. Gerlach held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was a team leader for Mid and Small Cap Equity, managing core and value investment styles.

Mr. Kotik joined Aberdeen in October 2007. Prior to that, Mr. Kotick was a portfolio manager employed by NFA since November 2000 and was also a member of the Large Cap Growth and Multi-Cap team. He provides fundamental research coverage for the industrials, materials and utilities sectors. Mr. Kotik is a graduate of the University of Delaware, and has earned an MBA from Johns Hopkins University.

NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND

Robert V. Tango, Jr. is the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund, including selection of the Fund's investments. Mr. Tango joined Aberdeen in October 2007. Prior to that, Mr. Tango was a portfolio manager employed by NFA since May 2006. Before joining NFA, he was a Consultant/Equity Analyst with SIDUS Investment Management from December 2005 to May 2006. From July 2004 to October 2005, Mr. Tango was Vice President, Equity Research at Lazard Capital Markets, LLC and from July 2000 to May 2004 he was a Senior Research Analyst, Equity Research at William Blair & Company, LLC. He has 13 years of industry experience.


30 | SECTOR SERIES

NATIONWIDE GLOBAL UTILITIES FUND


Ben Walker, CFA, senior portfolio manager, Global Equities, is responsible for the day-to-day management of the Fund and the selection of the Fund's investments.


Mr. Walker joined GGP in 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Nationwide Global Utilities Fund is subadvised by GGP, while each of the Nationwide Global Financial Services Fund, Nationwide Global Health Sciences Fund, Nationwide Global Natural Resources Fund and Nationwide Global Technology and Communications Fund is managed directly by the Adviser. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.


The Adviser performs the following oversight and evaluation services to any subadvised Funds:


o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.


                                                              SECTOR SERIES | 31

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Nationwide Funds offer several different share classes each with different price and cost features. The table to the right compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class shares and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


--------------------------------------------------------------------------------
COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                             portion of your initial investment goes
                                        toward the sales charge and is not
                                        invested.

Contingent deferred                  Reduction and waivers of sales charges
sales charge (CDSC)(1)                  may be available.

Annual service and/or                Total annual operating expenses are
12b-1 fee of 0.25%                      lower than Class B and Class C
Administrative services                 expenses, which means higher
fee up to 0.25%                         dividends and/or net asset value ("NAV")
                                        per share.

                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                     No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may
                                        be available.
                                     The CDSC declines 1% in most years to
                                        zero after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                      than Class A expenses, which means
No administrative                       lower dividends and/or NAV per share.
services fee
                                     Automatic conversion to Class A shares
                                        after seven years, which means lower
                                        annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                        Larger investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may
                                        be available.
                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                      than Class A expenses, which means
No administrative                       lower dividends and/or NAV per share.
services fee
                                     No conversion feature.

                                     Maximum investment amount of
                                        $1,000,000(2). Larger investments may be
                                        rejected.
--------------------------------------------------------------------------------

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.


32 | SECTOR SERIES

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


--------------------------------------------------------------------------------
                             SALES CHARGE AS A PERCENTAGE OF
                             -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                    OFFERING               INVESTED      PERCENTAGE OF
PURCHASE                        PRICE        (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000               5.75%                  6.10%              5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999              4.75                   4.99               4.00
--------------------------------------------------------------------------------
$100,000 to $249,999            3.50                   3.63               3.00
--------------------------------------------------------------------------------
$250,000 to $499,999            2.50                   2.56               2.00
--------------------------------------------------------------------------------
$500,000 to $999,999            2.00                   2.04               1.75
--------------------------------------------------------------------------------
$1 million or more              None                   None               None*
--------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A, Class B and Class C shares with your purchases of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                                              SECTOR SERIES | 33

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser's affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES


--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                             1.00%            0.50%         0.25%
--------------------------------------------------------------------------------


Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;

o Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class B or Class C shares, and you then reinvest the proceeds in Class B or Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.


If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.


--------------------------------------------------------------------------------

34 | SECTOR SERIES

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

--------------------------------------------------------------------------------
                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR   OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%       1%        0%
--------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.


If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.


Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans, having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or


o     529 Plan accounts.


                                                              SECTOR SERIES | 35

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o funds of funds offered by the Distributor or other affiliates of the Funds;

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or


o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.


SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------
CLASS                                  AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------
Class A shares                         0.25% (distribution or service fee)
--------------------------------------------------------------------------
Class B shares                         1.00% (0.25% service fee)
--------------------------------------------------------------------------
Class C shares                         1.00% (0.25% service fee)
--------------------------------------------------------------------------
Class R shares                         0.50% (0.25% of which may be either
                                       a distribution or service fee)
--------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.


Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


36 | SECTOR SERIES

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.


Contact your financial intermediary for details about revenue sharing payments it may receive.


Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's or a subadviser's selection of such broker- dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205,
Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road,
Columbus, Ohio 43219.

BY FAX 614-428-3278.

                                                              SECTOR SERIES | 37

FUND TRANSACTIONS--CLASS A, CLASS B AND CLASS C SHARES

All transaction orders must be received by the Funds' agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.         *   EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND             DAYS WRITTEN NOTICE TO SHAREHOLDERS.
THE OFFERING OF SHARES AT ANY TIME.
                                                                    **   A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.

------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     include your account number(s) and the name(s) of the Fund(s)
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       you wish to exchange from and to. The letter must be signed by
CARD CHECKS OR MONEY ORDERS.                                        all account owners. We reserve the right to request original documents for any faxed requests.

------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The          expense that results from executing such instructions. The Funds
Funds may revoke telephone privileges at any time, without          may revoke telephone privileges at any time, without notice to
notice to shareholders.                                             shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide Funds'
website. However, the Funds may discontinue on-line                 website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                            transactions of Fund shares at any time.

------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization         redemption directly to your account at a commercial bank. A
will be in effect unless you give the Funds written notice of       voided check must be attached to your application. (The
its termination.)                                                   authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o    if you choose this method to open a new account, you must
     call our toll-free number before you wire your investment      o    your proceeds typically will be wired to your bank on the
     and arrange to fax your completed application.                      next business day after your order has been processed.

o    your bank may charge a fee to wire funds.                      o    Nationwide Funds deducts a $20 service fee from the
                                                                         redemption proceeds for this service.
o    the wire must be received by 4:00 p.m. in order to receive
     the current day's NAV.                                         o    your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                    o    funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds' account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been              your order has been processed. A voided check must be attached
processed. A voided check must be attached to your application.     to your application. Money sent through ACH should reach your
Money sent through ACH typically reaches Nationwide Funds from      bank in two business days. There is no fee for this service.
your bank in two business days. There is no fee for this            (The authorization will be in effect unless you give the Funds
service. (The authorization will be in effect unless you give       written notice of its termination.)
the Funds written notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.

------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should         their administrators wishing to conduct transactions should
call our toll-free number. Eligible entities or individuals         call our toll-free number. Eligible entities or individuals
wishing to conduct transactions in Institutional Service Class      wishing to conduct transactions in Institutional Service Class
or Institutional Class shares should call our toll-free number.     or Institutional Class shares should call our toll-free number.


38 | SECTOR SERIES

BUYING SHARES


SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that each Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.


Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.


By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day


o     Other days when the New York Stock Exchange is closed.


--------------------------------------------------------------------------------

                                                              SECTOR SERIES | 39

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset
   Accumulation Plan                                           $1,000 (per Fund)
Additional investments
   (Automatic Asset Accumulation Plan)                                      $50
--------------------------------------------------------------------------------
CLASS R SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.
--------------------------------------------------------------------------------


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and


o Social Security number, taxpayer identification number or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.


o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


40 | SECTOR SERIES

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND


You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A, Class B and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.


                                                              SECTOR SERIES | 41

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.


A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------


42 | SECTOR SERIES

--------------------------------------------------------------------------------
SECTION 4 INVESTING WITH NATIONWIDE FUNDS (CONT.)

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY


The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

Each Fund has also implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
--------------------------------------------------------------------------------


                                                              SECTOR SERIES | 43

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares redeemed or exchanged under regularly scheduled withdrawal plans;

o     shares purchased through reinvested dividends or capital gains;

o shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;

o shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;

o shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or

o shares redeemed or exchanged by any "fund of funds" that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o     qualified retirement plan accounts;

o omnibus accounts where there is no capability to impose a redemption fee on underlying customers' accounts and


o intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                2.00%               90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                       2.00%               90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide International Value Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                         2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                   2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                                2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                           2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                    2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                          2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                     2.00%               90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                      2.00%               90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                        2.00%               90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                        2.00%               90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                   2.00%               30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Fund                                          2.00%               30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                  2.00%               30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                      2.00%               30
--------------------------------------------------------------------------------
Nationwide Value Fund                                    2.00%               30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                     2.00%                7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                               2.00%                7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide International Index Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                     2.00%                7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                      2.00%                7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                          2.00%                7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          2.00%                7
--------------------------------------------------------------------------------


44 | SECTOR SERIES

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and


o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and


                                                              SECTOR SERIES | 45

U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.


46 | SECTOR SERIES

SECTION 6 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended October 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


--------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
--------------------------------------------------------------------------------------
                                                                     NET
                                                                REALIZED
                                    NET ASSET                        AND
                                       VALUE,          NET    UNREALIZED   TOTAL FROM
                                    BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                    OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 8.92         0.07          2.83         2.90
Year Ended October 31, 2004            $11.80         0.12          1.77         1.89
Year Ended October 31, 2005            $12.49         0.11          1.72         1.83
Year Ended October 31, 2006            $13.41         0.16          2.92         3.08
Year Ended October 31, 2007            $15.68         0.22          1.55         1.77
--------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003            $ 8.87         0.01          2.79         2.80
Year Ended October 31, 2004            $11.67         0.02          1.75         1.77
Year Ended October 31, 2005            $12.30         0.04          1.68         1.72
Year Ended October 31, 2006            $13.17         0.05          2.87         2.92
Year Ended October 31, 2007            $15.37         0.17          1.44         1.61
--------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003            $ 8.87         0.01          2.79         2.80
Year Ended October 31, 2004            $11.67         0.02          1.75         1.77
Year Ended October 31, 2005            $12.30         0.03          1.68         1.71
Year Ended October 31, 2006            $13.16         0.06          2.86         2.92
Year Ended October 31, 2007            $15.36         0.14          1.48         1.62
--------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (f)      $11.47         0.04          0.86         0.90
Year Ended October 31, 2005            $12.31         0.12          1.67         1.79
Year Ended October 31, 2006            $13.19         0.14          2.86         3.00
Year Ended October 31, 2007            $15.40         0.19          1.50         1.69
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
                                            NET        NET                                NET ASSET
                                     INVESTMENT   REALIZED           TOTAL  REDEMPTION   VALUE, END            TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS        FEES    OF PERIOD    RETURN (a)(b)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              (0.02)        --           (0.02)          --       $11.80           32.59%
Year Ended October 31, 2004              (0.09)     (1.11)          (1.20)          --       $12.49           17.01%
Year Ended October 31, 2005              (0.11)     (0.80)          (0.91)          --       $13.41           14.91%
Year Ended October 31, 2006              (0.20)     (0.62)          (0.82)        0.01       $15.68           23.87%
Year Ended October 31, 2007              (0.18)     (0.67)          (0.85)        0.01       $16.61           11.73%
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003                 --         --              --           --       $11.67           31.60%
Year Ended October 31, 2004              (0.03)     (1.11)          (1.14)          --       $12.30           16.15%
Year Ended October 31, 2005              (0.05)     (0.80)          (0.85)          --       $13.17           14.02%
Year Ended October 31, 2006              (0.11)     (0.62)          (0.73)        0.01       $15.37           22.98%
Year Ended October 31, 2007              (0.05)     (0.67)          (0.72)        0.01       $16.27           10.88%
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003                 --         --              --           --       $11.67           31.60%
Year Ended October 31, 2004              (0.03)     (1.11)          (1.14)          --       $12.30           16.16%
Year Ended October 31, 2005              (0.05)     (0.80)          (0.85)          --       $13.16           13.94%
Year Ended October 31, 2006              (0.11)     (0.62)          (0.73)        0.01       $15.36           23.03%
Year Ended October 31, 2007              (0.06)     (0.67)          (0.73)        0.01       $16.26           10.96%
---------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (f)        (0.06)        --           (0.06)          --       $12.31            7.89%
Year Ended October 31, 2005              (0.11)     (0.80)          (0.91)          --       $13.19           14.82%
Year Ended October 31, 2006              (0.18)     (0.62)          (0.80)        0.01       $15.40           23.59%
Year Ended October 31, 2007              (0.10)     (0.67)          (0.77)        0.01       $16.33           11.39%
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                                      RATIO OF       INVESTMENT
                                                                                      EXPENSES    INCOME (LOSS)
                                                                  RATIO OF NET       (PRIOR TO        (PRIOR TO
                                    NET ASSETS       RATIO OF       INVESTMENT      REIMBURSE-       REIMBURSE-
                                        AT END    EXPENSES TO        INCOME TO       MENTS) TO        MENTS) TO
                                     OF PERIOD    AVERAGE NET          AVERAGE     AVERAGE NET      AVERAGE NET     PORTFOLIO
                                        (000S)     ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)    ASSETS (c)(d)  TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            $ 1,228          1.65%            0.81%           2.78%          (0.33%)       256.82%
Year Ended October 31, 2004            $ 2,457          1.65%            1.06%           2.41%           0.31%        129.61%
Year Ended October 31, 2005            $ 4,546          1.66%            1.00%           2.00%           0.66%        213.88%
Year Ended October 31, 2006            $21,752          1.52%            1.01%           1.53%           1.01%        195.16%
Year Ended October 31, 2007            $25,266          1.50%            1.34%           1.50%           1.34%        167.95%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2003            $   906          2.40%            0.08%           3.67%          (1.20%)       256.82%
Year Ended October 31, 2004            $ 1,072          2.40%            0.20%           3.14%          (0.54%)       129.61%
Year Ended October 31, 2005            $ 1,243          2.40%            0.28%           2.80%          (0.12%)       213.88%
Year Ended October 31, 2006            $ 2,993          2.25%            0.33%           2.25%           0.33%        195.16%
Year Ended October 31, 2007            $ 1,764          2.18%            0.69%           2.18%           0.68%        167.95%
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year Ended October 31, 2003            $   883          2.40%            0.08%           3.68%          (1.20%)       256.82%
Year Ended October 31, 2004            $ 1,088          2.40%            0.20%           3.15%          (0.55%)       129.61%
Year Ended October 31, 2005            $ 1,590          2.40%            0.30%           2.77%          (0.08%)       213.88%
Year Ended October 31, 2006            $ 5,514          2.24%            0.37%           2.24%           0.36%        195.16%
Year Ended October 31, 2007            $ 4,414          2.18%            0.68%           2.19%           0.67%        167.95%
------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (f)      $     1          1.98%            0.46%           2.74%          (0.30%)       129.61%
Year Ended October 31, 2005            $     1          1.71%            0.96%           2.27%           0.41%        213.88%
Year Ended October 31, 2006            $    79          1.78%            1.00%           1.78%           1.00%        195.16%
Year Ended October 31, 2007            $   101          1.82%            1.40%           1.83%           1.39%        167.95%
------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


                                                              SECTOR SERIES | 47

SECTION 6 NATIONWIDE GLOBAL FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


------------------------------------------------------------------------------------------
                                                            INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                        NET ASSET                        AND
                                           VALUE,          NET    UNREALIZED   TOTAL FROM
                                        BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                        OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $  8.94         0.11          2.83         2.94
Year Ended October 31, 2004               $ 11.85         0.15          1.78         1.93
Year Ended October 31, 2005               $ 12.55         0.16          1.72         1.88
Year Ended October 31, 2006               $ 13.48         0.19          2.94         3.13
Year Ended October 31, 2007               $ 15.77         0.25          1.57         1.82
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $ 12.22         0.02          0.34         0.36
Year Ended October 31, 2005               $ 12.55         0.12          1.76         1.88
Year Ended October 31, 2006               $ 13.48         0.19          2.94         3.13
Year Ended October 31, 2007               $ 15.77         0.25          1.57         1.82
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
                                               NET        NET                                 NET ASSET
                                        INVESTMENT   REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                            INCOME      GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                 (0.03)        --           (0.03)           --      $ 11.85          32.95%
Year Ended October 31, 2004                 (0.12)     (1.11)          (1.23)           --      $ 12.55          17.25%
Year Ended October 31, 2005                 (0.15)     (0.80)          (0.95)           --      $ 13.48          15.20%
Year Ended October 31, 2006                 (0.23)     (0.62)          (0.85)         0.01      $ 15.77          24.19%
Year Ended October 31, 2007                 (0.22)     (0.67)          (0.89)         0.01      $ 16.71          12.03%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)           (0.03)        --           (0.03)           --      $ 12.55           2.96%
Year Ended October 31, 2005                 (0.15)     (0.80)          (0.95)           --      $ 13.48          15.20%
Year Ended October 31, 2006                 (0.23)     (0.62)          (0.85)         0.01      $ 15.77          24.19%
Year Ended October 31, 2007                 (0.22)     (0.67)          (0.89)         0.01      $ 16.71          12.03%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                                            EXPENSES   INCOME (LOSS)
                                                                        RATIO OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                            AT END      EXPENSES TO           INCOME       MENTS) TO       MENTS) TO
                                         OF PERIOD      AVERAGE NET       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)       ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $    892            1.40%            1.08%           2.68%         (0.20%)        256.82%
Year Ended October 31, 2004               $  1,046            1.40%            1.20%           2.14%          0.46%         129.61%
Year Ended October 31, 2005               $  1,205            1.40%            1.27%           1.79%          0.88%         213.88%
Year Ended October 31, 2006               $  1,496            1.27%            1.32%           1.27%          1.31%         195.16%
Year Ended October 31, 2007               $  1,727            1.19%            1.58%           1.20%          1.57%         167.95%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)         $    674            1.40%            0.53%           2.30%         (0.37%)        129.61%
Year Ended October 31, 2005               $  6,219            1.40%            1.22%           1.62%          1.00%         213.88%
Year Ended October 31, 2006               $ 19,768            1.24%            1.31%           1.25%          1.31%         195.16%
Year Ended October 31, 2007               $ 26,653            1.20%            1.56%           1.21%          1.55%         167.95%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


48 | SECTOR SERIES

SECTION 6 NATIONWIDE HEALTH SCIENCES FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


-------------------------------------------------------------------------------------------
                                                             INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                          NET
                                                                     REALIZED
                                                                          AND
                                         NET ASSET          NET    UNREALIZED
                                            VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                         BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                         OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $  8.30       (0.05)         1.99         1.94
Year Ended October 31, 2004                $ 10.24       (0.06)         0.70         0.64
Year Ended October 31, 2005                $ 10.04       (0.06)         1.71         1.65
Year Ended October 31, 2006                $ 11.63       (0.03)         0.65         0.62
Year Ended October 31, 2007 (h)            $ 11.15       (0.03)         1.57         1.54
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                $  8.21       (0.13)         1.98         1.85
Year Ended October 31, 2004                $ 10.06       (0.13)         0.69         0.56
Year Ended October 31, 2005                $  9.78       (0.13)         1.67         1.54
Year Ended October 31, 2006                $ 11.26       (0.09)         0.61         0.52
Year Ended October 31, 2007 (h)            $ 10.68       (0.09)         1.50         1.41
-------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                $  8.21       (0.12)         1.98         1.86
Year Ended October 31, 2004                $ 10.07       (0.04)         0.59         0.55
Year Ended October 31, 2005                $  9.78       (0.12)         1.66         1.54
Year Ended October 31, 2006                $ 11.26       (0.10)         0.63         0.53
Year Ended October 31, 2007 (h)            $ 10.69       (0.09)         1.49         1.40
-------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)          $ 10.04       (0.09)        (0.14)       (0.23)
Year Ended October 31, 2005                $  9.81       (0.06)         1.68         1.62
Year Ended October 31, 2006                $ 11.37       (0.03)         0.63         0.60
Year Ended October 31, 2007 (h)            $ 10.87       (0.07)         1.53         1.46
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                $  8.35       (0.04)         2.01         1.97
Year Ended October 31, 2004                $ 10.32       (0.06)         0.71         0.65
Year Ended October 31, 2005                $ 10.13       (0.05)         1.74         1.69
Year Ended October 31, 2006                $ 11.76       (0.04)         0.69         0.65
Year Ended October 31, 2007 (h)            $ 11.31        0.01          1.60         1.61
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)          $ 10.92       (0.01)        (0.77)       (0.78)
Year Ended October 31, 2005                $ 10.14       (0.03)         1.74         1.71
Year Ended October 31, 2006                $ 11.79        0.01          0.66         0.67
Year Ended October 31, 2007 (h)            $ 11.36        0.01          1.61         1.62
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                               DISTRIBUTIONS
------------------------------------------------------------------------------------------------
                                             NET                      NET ASSET
                                        REALIZED           TOTAL     VALUE, END          TOTAL
                                           GAINS     DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                  --                --       $ 10.24         23.37%
Year Ended October 31, 2004               (0.84)            (0.84)      $ 10.04          6.26%
Year Ended October 31, 2005               (0.06)            (0.06)      $ 11.63         16.47%
Year Ended October 31, 2006               (1.10)            (1.10)      $ 11.15          5.52%
Year Ended October 31, 2007 (h)              --                --       $ 12.69         13.81%
------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                  --                --       $ 10.06         22.53%
Year Ended October 31, 2004               (0.84)            (0.84)      $  9.78          5.52%
Year Ended October 31, 2005               (0.06)            (0.06)      $ 11.26         15.78%
Year Ended October 31, 2006               (1.10)            (1.10)      $ 10.68          4.75%
Year Ended October 31, 2007 (h)              --                --       $ 12.09         13.20%
------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                  --                --       $ 10.07         22.66%
Year Ended October 31, 2004               (0.84)            (0.84)      $  9.78          5.52%
Year Ended October 31, 2005               (0.06)            (0.06)      $ 11.26         15.66%
Year Ended October 31, 2006               (1.10)            (1.10)      $ 10.69          4.84%
Year Ended October 31, 2007 (h)              --                --       $ 12.09         13.10%
------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            --                --       $  9.81         (2.29%)
Year Ended October 31, 2005               (0.06)            (0.06)      $ 11.37         16.55%
Year Ended October 31, 2006               (1.10)            (1.10)      $ 10.87          5.46%
Year Ended October 31, 2007 (h)              --                --       $ 12.33         13.43%
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                  --                --       $ 10.32         23.59%
Year Ended October 31, 2004               (0.84)            (0.84)      $ 10.13          6.30%
Year Ended October 31, 2005               (0.06)            (0.06)      $ 11.76         16.72%
Year Ended October 31, 2006               (1.10)            (1.10)      $ 11.31          5.73%
Year Ended October 31, 2007 (h)              --                --       $ 12.92         14.24%
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)            --                --       $ 10.14         (7.14%)
Year Ended October 31, 2005               (0.06)            (0.06)      $ 11.79         16.90%
Year Ended October 31, 2006               (1.10)            (1.10)      $ 11.36          5.90%
Year Ended October 31, 2007 (h)              --                --       $ 12.98         14.26%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                        RATIO OF NET        EXPENSES   INCOME (LOSS)
                                                                          INVESTMENT       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF           INCOME      REIMBURSE-      REIMBURSE-
                                         AT END OF      EXPENSES TO        (LOSS) TO       MENTS) TO       MENTS) TO
                                            PERIOD      AVERAGE NET          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                            (000S)       ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003               $  4,087            1.57%          (0.75%)           2.29%         (1.47%)        570.16%
Year Ended October 31, 2004               $  6,144            1.59%          (0.67%)           1.90%         (0.98%)        388.52%
Year Ended October 31, 2005               $ 11,131            1.64%          (0.66%)           1.72%         (0.74%)        401.37%
Year Ended October 31, 2006               $ 10,636            1.57%          (0.24%)           1.58%         (0.25%)        268.38%
Year Ended October 31, 2007 (h)           $  9,139            1.62%          (0.25%)           1.62%         (0.25%)        142.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003               $    899            2.25%          (1.41%)           3.06%         (2.22%)        570.16%
Year Ended October 31, 2004               $  1,076            2.25%          (1.32%)           2.56%         (1.63%)        388.52%
Year Ended October 31, 2005               $  1,302            2.29%          (1.27%)           2.39%         (1.37%)        401.37%
Year Ended October 31, 2006               $  1,458            2.23%          (0.90%)           2.24%         (0.90%)        268.38%
Year Ended October 31, 2007 (h)           $    411            2.23%          (0.80%)           2.23%         (0.80%)        142.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003               $    130            2.25%          (1.45%)           2.96%         (2.16%)        570.16%
Year Ended October 31, 2004               $  2,092            2.25%          (1.44%)           2.57%         (1.76%)        388.52%
Year Ended October 31, 2005               $  3,899            2.30%          (1.30%)           2.37%         (1.37%)        401.37%
Year Ended October 31, 2006               $  3,788            2.23%          (0.90%)           2.24%         (0.91%)        268.38%
Year Ended October 31, 2007 (h)           $  1,265            2.21%          (0.81%)           2.21%         (0.81%)        142.40%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)         $      1            1.88%          (1.03%)           2.22%         (1.37%)        388.52%
Year Ended October 31, 2005               $      1            1.60%          (0.59%)           1.67%         (0.65%)        401.37%
Year Ended October 31, 2006               $      1            1.63%          (0.29%)           1.64%         (0.30%)        268.38%
Year Ended October 31, 2007 (h)           $     21            1.86%          (0.59%)           1.86%         (0.59%)        142.40%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003               $  3,746            1.42%          (0.61%)           2.12%         (1.31%)        570.16%
Year Ended October 31, 2004               $  4,979            1.46%          (0.54%)           1.76%         (0.84%)        388.52%
Year Ended October 31, 2005               $  5,828            1.50%          (0.47%)           1.59%         (0.57%)        401.37%
Year Ended October 31, 2006               $  1,130            1.39%          (0.15%)           1.40%         (0.16%)        268.38%
Year Ended October 31, 2007 (h)           $  1,313            1.25%           0.10%            1.26%          0.10%         142.40%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)         $    404            1.25%          (0.25%)           1.54%         (0.54%)        388.52%
Year Ended October 31, 2005               $  3,776            1.29%          (0.35%)           1.34%         (0.41%)        401.37%
Year Ended October 31, 2006               $ 12,468            1.23%           0.10%            1.24%          0.10%         268.38%
Year Ended October 31, 2007 (h)           $ 19,535            1.26%           0.09%            1.26%          0.09%         142.40%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


                                                              SECTOR SERIES | 49

SECTION 6 NATIONWIDE NATURAL RESOURCES FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                        INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                          NET ASSET          NET            AND
                                             VALUE,   INVESTMENT     UNREALIZED   TOTAL FROM
                                          BEGINNING       INCOME       GAINS ON   INVESTMENT
                                          OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)            $10.00          (g)           1.25         1.25
Year Ended October 31, 2005                  $11.23          (g)           7.14         7.14
Year Ended October 31, 2006                  $17.97     (0.02)             3.90         3.88
Year Ended October 31, 2007                  $20.31     (0.03)             7.88         7.85
---------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)            $10.00     (0.03)             1.24         1.21
Year Ended October 31, 2005                  $11.21     (0.04)             7.04         7.00
Year Ended October 31, 2006                  $17.82     (0.14)             3.83         3.69
Year Ended October 31, 2007                  $19.97     (0.16)             7.68         7.52
---------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)            $10.00     (0.02)             1.23         1.21
Year Ended October 31, 2005                  $11.21     (0.04)             7.05         7.01
Year Ended October 31, 2006                  $17.83     (0.16)             3.85         3.69
Year Ended October 31, 2007                  $19.98     (0.17)             7.70         7.53
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)            $10.00     (0.02)             1.24         1.22
Year Ended October 31, 2005                  $11.22          (g)           7.08         7.08
Year Ended October 31, 2006                  $17.91     (0.04)             3.86         3.82
Year Ended October 31, 2007                  $20.19     (0.06)             7.78         7.72
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)            $10.00      0.02              1.23         1.25
Year Ended October 31, 2005                  $11.23      0.01              7.15         7.16
Year Ended October 31, 2006                  $17.99      0.03              3.91         3.94
Year Ended October 31, 2007                  $20.39          (g)           7.95         7.95
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)            $10.00      0.01              1.25         1.26
Year Ended October 31, 2005                  $11.24      0.03              7.15         7.18
Year Ended October 31, 2006                  $18.01      0.03              3.91         3.94
Year Ended October 31, 2007                  $20.41      0.02              7.95         7.97
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
                                                  NET          NET                                 NET ASSET
                                           INVESTMENT     REALIZED           TOTAL   REDEMPTION   VALUE, END           TOTAL
                                               INCOME        GAINS   DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)            (0.02)          --             (0.02)           --      $ 11.23          12.58%
Year Ended October 31, 2005                  (0.01)       (0.40)            (0.41)         0.01      $ 17.97          65.51%
Year Ended October 31, 2006                     --        (1.56)            (1.56)         0.02      $ 20.31          22.87%
Year Ended October 31, 2007                     --        (2.82)            (2.82)         0.01      $ 25.35          43.54%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)               --           --                --           --       $ 11.21          12.10%
Year Ended October 31, 2005                     --        (0.40)            (0.40)         0.01      $ 17.82          64.49%
Year Ended October 31, 2006                     --        (1.56)            (1.56)         0.02      $ 19.97          21.94%
Year Ended October 31, 2007                     --        (2.82)            (2.82)         0.01      $ 24.68          42.52%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)               --           --                --           --       $ 11.21          12.20%
Year Ended October 31, 2005                     --        (0.40)            (0.40)         0.01      $ 17.83          64.42%
Year Ended October 31, 2006                     --        (1.56)            (1.56)         0.02      $ 19.98          21.92%
Year Ended October 31, 2007                     --        (2.82)            (2.82)         0.01      $ 24.70          42.55%
----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)               --             (g)             --           --       $ 11.22          12.22%
Year Ended October 31, 2005                     --        (0.40)            (0.40)         0.01      $ 17.91          65.15%
Year Ended October 31, 2006                     --        (1.56)            (1.56)         0.02      $ 20.19          22.59%
Year Ended October 31, 2007                     --        (2.82)            (2.82)         0.01      $ 25.10          43.11%
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)            (0.02)          --             (0.02)           --      $ 11.23          12.50%
Year Ended October 31, 2005                  (0.01)       (0.40)            (0.41)         0.01      $ 17.99          65.89%
Year Ended October 31, 2006                     --        (1.56)            (1.56)         0.02      $ 20.39          23.20%
Year Ended October 31, 2007                       (g)     (2.82)            (2.82)         0.01      $ 25.53          43.92%
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)            (0.02)          --             (0.02)           --      $ 11.24          12.60%
Year Ended October 31, 2005                  (0.02)       (0.40)            (0.42)         0.01      $ 18.01          66.02%
Year Ended October 31, 2006                     --        (1.56)            (1.56)         0.02      $ 20.41          23.17%
Year Ended October 31, 2007                       (g)     (2.82)            (2.82)         0.01      $ 25.57          43.99%
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    RATIO OF NET
                                                                             RATIO       RATIO OF     INVESTMENT
                                                                            OF NET       EXPENSES  INCOME (LOSS)
                                                                        INVESTMENT      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF       INCOME     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES    (LOSS) TO      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE  AVERAGE NET    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)   ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (f)             $   107           1.58%      (1.05%)          4.11%        (3.59%)        48.29%
Year Ended October 31, 2005                   $10,915           1.47%      (0.13%)          1.59%        (0.25%)       313.92%
Year Ended October 31, 2006                   $20,324           1.38%      (0.07%)          1.38%        (0.07%)       228.18%
Year Ended October 31, 2007                   $38,497           1.44%      (0.19%)          1.44%        (0.19%)       188.25%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (f)             $     1           2.30%      (0.88%)          4.44%        (3.02%)        48.29%
Year Ended October 31, 2005                   $   648           2.20%      (0.83%)          2.54%        (1.18%)       313.92%
Year Ended October 31, 2006                   $ 1,862           2.12%      (0.84%)          2.13%        (0.85%)       228.18%
Year Ended October 31, 2007                   $ 2,999           2.16%      (0.90%)          2.16%        (0.90%)       188.25%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (f)             $     6           2.30%      (1.29%)          4.77%        (3.76%)        48.29%
Year Ended October 31, 2005                   $ 4,938           2.20%      (0.87%)          2.27%        (0.94%)       313.92%
Year Ended October 31, 2006                   $10,302           2.12%      (0.81%)          2.12%        (0.82%)       228.18%
Year Ended October 31, 2007                   $14,273           2.16%      (0.90%)          2.16%        (0.90%)       188.25%
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             $     1           1.94%      (0.53%)          3.91%        (2.51%)        48.29%
Year Ended October 31, 2005                   $    23           1.73%      (0.14%)          1.94%        (0.36%)       313.92%
Year Ended October 31, 2006                   $   249           1.75%      (0.43%)          1.77%        (0.45%)       228.18%
Year Ended October 31, 2007                   $ 2,704           1.73%      (0.52%)          1.73%        (0.52%)       188.25%
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (f)             $     1           1.39%       0.17%           3.56%        (2.00%)        48.29%
Year Ended October 31, 2005                   $   170           1.22%       0.03%           0.80%         0.45%        313.92%
Year Ended October 31, 2006                   $   537           1.12%       0.13%           1.13%         0.16%        228.18%
Year Ended October 31, 2007                   $ 1,339           1.19%       0.04%           1.19%         0.04%        188.25%
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)             $ 3,377           1.30%       0.27%           3.32%        (1.74%)        48.29%
Year Ended October 31, 2005                   $ 8,078           1.23%       0.25%           1.95%        (0.48%)       313.92%
Year Ended October 31, 2006                   $15,731           1.11%       0.16%           1.13%         0.13%        228.18%
Year Ended October 31, 2007                   $20,768           1.16%       0.11%           1.16%         0.11%        188.25%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   The amount is less than $0.005.


50 | SECTOR SERIES

SECTION 6 NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                             NET
                                                                    REALIZED AND
                                           NET ASSET          NET     UNREALIZED
                                              VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                           BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                           OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    $2.63       (0.04)          1.27         1.23
Year Ended October 31, 2004                    $3.86       (0.06)         (0.28)       (0.34)
Year Ended October 31, 2005                    $3.52       (0.03)          0.22         0.19
Year Ended October 31, 2006                    $3.71       (0.03)          0.53         0.50
Year Ended October 31, 2007 (h)                $4.21       (0.05)          1.48         1.43
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                    $2.58       (0.06)          1.25         1.19
Year Ended October 31, 2004                    $3.77       (0.08)         (0.28)       (0.36)
Year Ended October 31, 2005                    $3.41       (0.05)          0.21         0.16
Year Ended October 31, 2006                    $3.57       (0.06)          0.51         0.45
Year Ended October 31, 2007 (h)                $4.02       (0.08)          1.40         1.32
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                    $2.60       (0.06)          1.25         1.19
Year Ended October 31, 2004                    $3.79       (0.06)         (0.30)       (0.36)
Year Ended October 31, 2005                    $3.43       (0.05)          0.22         0.17
Year Ended October 31, 2006                    $3.60       (0.04)          0.49         0.45
Year Ended October 31, 2007 (h)                $4.05       (0.08)          1.41         1.33
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)              $3.70       (0.05)         (0.23)       (0.28)
Year Ended October 31, 2005                    $3.42       (0.03)          0.21         0.18
Year Ended October 31, 2006                    $3.60       (0.05)          0.52         0.47
Year Ended October 31, 2007 (h)                $4.07       (0.06)          1.43         1.37
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                    $2.66       (0.04)          1.30         1.26
Year Ended October 31, 2004                    $3.92       (0.06)         (0.29)       (0.35)
Year Ended October 31, 2005                    $3.57       (0.03)          0.24         0.21
Year Ended October 31, 2006 (h)                $3.78       (0.46)          1.02         0.56
Year Ended October 31, 2007 (h)                $4.34       (0.04)          1.53         1.49
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)              $3.81       (0.01)         (0.22)       (0.23)
Year Ended October 31, 2005                    $3.58       (0.02)          0.23         0.21
Year Ended October 31, 2006                    $3.79       (0.02)          0.54         0.52
Year Ended October 31, 2007 (h)                $4.31       (0.04)          1.52         1.48
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------
                                                 NET                    NET ASSET
                                            REALIZED           TOTAL   VALUE, END           TOTAL
                                               GAINS   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                      --              --         $3.86         46.77%
Year Ended October 31, 2004                      --              --         $3.52         (8.81%)
Year Ended October 31, 2005                      --              --         $3.71          5.40%
Year Ended October 31, 2006                      --              --         $4.21         13.48%
Year Ended October 31, 2007 (h)               (0.02)          (0.02)        $5.62         34.22%
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                      --              --         $3.77         46.12%
Year Ended October 31, 2004                      --              --         $3.41         (9.55%)
Year Ended October 31, 2005                      --              --         $3.57          4.69%
Year Ended October 31, 2006                      --              --         $4.02         12.61%
Year Ended October 31, 2007 (h)               (0.02)          (0.02)        $5.32         33.09%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                      --              --         $3.79         45.77%
Year Ended October 31, 2004                      --              --         $3.43         (9.50%)
Year Ended October 31, 2005                      --              --         $3.60          4.96%
Year Ended October 31, 2006                      --              --         $4.05         12.50%
Year Ended October 31, 2007 (h)               (0.02)          (0.02)        $5.36         33.10%
-------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)                --              --         $3.42         (7.57%)
Year Ended October 31, 2005                      --              --         $3.60          5.26%
Year Ended October 31, 2006                      --              --         $4.07         13.06%
Year Ended October 31, 2007 (h)               (0.02)          (0.02)        $5.42         33.92%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                      --              --         $3.92         47.37%
Year Ended October 31, 2004                      --              --         $3.57         (8.93%)
Year Ended October 31, 2005                      --              --         $3.78          5.88%
Year Ended October 31, 2006 (h)                  --              --         $4.34         14.81%
Year Ended October 31, 2007 (h)               (0.02)          (0.02)        $5.81         34.58%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)                --              --         $3.58         (6.04%)
Year Ended October 31, 2005                      --              --         $3.79          5.87%
Year Ended October 31, 2006                      --              --         $4.31         13.72%
Year Ended October 31, 2007 (h)               (0.02)          (0.02)        $5.77         34.59%
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                         RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                            RATIO OF     INVESTMENT
                                                                                            EXPENSES  INCOME (LOSS)
                                                                         RATIO OF NET      (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF      INVESTMENT     REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES   INCOME (LOSS)      MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE      TO AVERAGE    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)  NET ASSETS (c)  ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $ 3,303           1.69%         (1.38%)          2.96%        (2.64%)     1,136.72%
Year Ended October 31, 2004                   $ 2,991           1.71%         (1.45%)          2.02%        (1.76%)       722.91%
Year Ended October 31, 2005                   $ 3,071           1.72%         (0.87%)          2.23%        (1.38%)       654.64%
Year Ended October 31, 2006                   $ 3,797           1.66%         (1.01%)          2.03%        (1.38%)       368.77%
Year Ended October 31, 2007 (h)               $ 3,652           1.70%         (1.12%)          1.70%        (1.12%)       418.63%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $ 1,196           2.40%         (2.07%)          3.73%        (3.40%)     1,136.72%
Year Ended October 31, 2004                   $ 1,064           2.40%         (2.14%)          2.72%        (2.46%)       722.91%
Year Ended October 31, 2005                   $ 1,038           2.41%         (1.55%)          2.93%        (2.07%)       654.64%
Year Ended October 31, 2006                   $ 1,312           2.36%         (1.72%)          2.73%        (2.09%)       368.77%
Year Ended October 31, 2007 (h)               $   795           2.38%         (1.78%)          2.39%        (1.79%)       418.63%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   $    39           2.40%         (2.10%)          3.65%        (3.35%)     1,136.72%
Year Ended October 31, 2004                   $    79           2.40%         (2.14%)          2.73%        (2.47%)       722.91%
Year Ended October 31, 2005                   $    33           2.41%         (1.51%)          3.06%        (2.16%)       654.64%
Year Ended October 31, 2006                   $    79           2.33%         (1.71%)          2.73%        (2.11%)       368.77%
Year Ended October 31, 2007 (h)               $   740           2.36%         (1.80%)          2.37%        (1.81%)       418.63%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             $     1           1.99%         (1.75%)          2.28%        (2.04%)       722.91%
Year Ended October 31, 2005                   $     1           1.83%         (1.01%)          2.33%        (1.51%)       654.64%
Year Ended October 31, 2006                   $     1           1.97%         (1.34%)          2.39%        (1.75%)       368.77%
Year Ended October 31, 2007 (h)               $     1           2.00%         (1.42%)          2.07%        (1.49%)       418.63%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                   $ 5,006           1.58%         (1.29%)          2.65%        (2.36%)     1,136.72%
Year Ended October 31, 2004                   $ 4,358           1.62%         (1.36%)          1.92%        (1.67%)       722.91%
Year Ended October 31, 2005                   $ 3,513           1.62%         (0.74%)          2.17%        (1.30%)       654.64%
Year Ended October 31, 2006 (h)               $     1           1.58%         (0.83%)          1.81%        (1.06%)       368.77%
Year Ended October 31, 2007 (h)               $     1           1.34%         (0.76%)          1.40%        (0.82%)       418.63%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)             $   231           1.40%         (1.05%)          1.92%        (1.57%)       722.91%
Year Ended October 31, 2005                   $ 2,344           1.40%         (0.77%)          1.68%        (1.05%)       654.64%
Year Ended October 31, 2006                   $ 7,708           1.33%         (0.73%)          1.74%        (1.14%)       368.77%
Year Ended October 31, 2007 (h)               $17,468           1.38%         (0.79%)          1.38%        (0.79%)       418.63%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


                                                              SECTOR SERIES | 51

SECTION 6 NATIONWIDE GLOBAL UTILITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


---------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------------
                                                                            NET
                                                                       REALIZED
                                           NET ASSET                        AND
                                              VALUE,          NET    UNREALIZED   TOTAL FROM
                                           BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                           OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $ 7.20         0.07          1.06         1.13
Year Ended October 31, 2004                   $ 8.28         0.09          2.54         2.63
Year Ended October 31, 2005                   $10.87         0.19          1.69         1.88
Year Ended October 31, 2006                   $12.30         0.24          2.59         2.83
Year Ended October 31, 2007 (h)               $12.99         0.28          3.48         3.76
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $ 7.18         0.02          1.05         1.07
Year Ended October 31, 2004                   $ 8.22         0.04          2.50         2.54
Year Ended October 31, 2005                   $10.75         0.09          1.68         1.77
Year Ended October 31, 2006                   $12.15         0.16          2.54         2.70
Year Ended October 31, 2007 (h)               $12.79         0.19          3.42         3.61
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   $ 7.18         0.02          1.05         1.07
Year Ended October 31, 2004                   $ 8.22         0.03          2.51         2.54
Year Ended October 31, 2005 (h)               $10.74         0.15          1.62         1.77
Year Ended October 31, 2006                   $12.15         0.13          2.58         2.71
Year Ended October 31, 2007 (h)               $12.79         0.18          3.42         3.60
---------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             $ 9.14         0.08          1.58         1.66
Year Ended October 31, 2005                   $10.78         0.20          1.66         1.86
Year Ended October 31, 2006                   $12.20         0.24          2.51         2.75
Year Ended October 31, 2007 (h)               $12.83         0.22          3.44         3.66
---------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                   $ 7.21         0.09          1.06         1.15
Year Ended October 31, 2004                   $ 8.30         0.13          2.53         2.66
Year Ended October 31, 2005                   $10.91         0.23          1.69         1.92
Year Ended October 31, 2006                   $12.35         0.30          2.57         2.87
Year Ended October 31, 2007 (h)               $13.05         0.32          3.50         3.82
---------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)             $ 9.75         0.03          1.15         1.18
Year Ended October 31, 2005                   $10.91         0.17          1.75         1.92
Year Ended October 31, 2006                   $12.35         0.27          2.60         2.87
Year Ended October 31, 2007 (h)               $13.05         0.33          3.50         3.83
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
                                                  NET       NET                                  NET ASSET
                                           INVESTMENT  REALIZED            TOTAL   REDEMPTION   VALUE, END           TOTAL
                                               INCOME     GAINS    DISTRIBUTIONS         FEES    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                    (0.05)        --           (0.05)           --       $ 8.28          15.80%
Year Ended October 31, 2004                    (0.04)        --           (0.04)           --       $10.87          31.81%
Year Ended October 31, 2005                    (0.22)     (0.25)          (0.47)         0.02       $12.30          17.73%
Year Ended October 31, 2006                    (0.20)     (1.94)          (2.14)           --       $12.99          27.56%
Year Ended October 31, 2007 (h)                (0.25)     (0.47)          (0.72)         0.02       $16.05          30.14%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                    (0.03)        --           (0.03)           --       $ 8.22          14.92%
Year Ended October 31, 2004                    (0.01)        --           (0.01)           --       $10.75          30.86%
Year Ended October 31, 2005                    (0.14)     (0.25)          (0.39)         0.02       $12.15          16.93%
Year Ended October 31, 2006                    (0.12)     (1.94)          (2.06)           --       $12.79          26.57%
Year Ended October 31, 2007 (h)                (0.15)     (0.47)          (0.62)         0.02       $15.80          29.29%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                    (0.03)        --           (0.03)           --       $ 8.22          14.92%
Year Ended October 31, 2004                    (0.02)        --           (0.02)           --       $10.74          30.90%
Year Ended October 31, 2005 (h)                (0.13)     (0.25)          (0.38)         0.02       $12.15          16.88%
Year Ended October 31, 2006                    (0.13)     (1.94)          (2.07)           --       $12.79          26.60%
Year Ended October 31, 2007 (h)                (0.16)     (0.47)          (0.63)         0.02       $15.78          29.25%
--------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)              (0.02)        --           (0.02)           --       $10.78          18.23%
Year Ended October 31, 2005                    (0.21)     (0.25)          (0.46)         0.02       $12.20          17.61%
Year Ended October 31, 2006                    (0.18)     (1.94)          (2.12)           --       $12.83          27.11%
Year Ended October 31, 2007 (h)                (0.21)     (0.47)          (0.68)         0.02       $15.83          29.66%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                    (0.06)        --           (0.06)           --       $ 8.30          16.10%
Year Ended October 31, 2004                    (0.05)        --           (0.05)           --       $10.91          32.13%
Year Ended October 31, 2005                    (0.25)     (0.25)          (0.50)         0.02       $12.35          18.05%
Year Ended October 31, 2006                    (0.23)     (1.94)          (2.17)           --       $13.05          27.88%
Year Ended October 31, 2007 (h)                (0.28)     (0.47)          (0.75)         0.02       $16.14          30.47%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)              (0.02)        --           (0.02)           --       $10.91          12.15%
Year Ended October 31, 2005                    (0.25)     (0.25)          (0.50)         0.02       $12.35          18.05%
Year Ended October 31, 2006                    (0.23)     (1.94)          (2.17)           --       $13.05          27.88%
Year Ended October 31, 2007 (h)                (0.28)     (0.47)          (0.75)         0.02       $16.15          30.55%
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                        RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF NET
                                                                             RATIO        RATIO OF     INVESTMENT
                                                                            OF NET        EXPENSES  INCOME (LOSS)
                                                                        INVESTMENT       (PRIOR TO      (PRIOR TO
                                           NET ASSETS        RATIO OF       INCOME      REIMBURSE-     REIMBURSE-
                                            AT END OF        EXPENSES    (LOSS) TO       MENTS) TO      MENTS) TO
                                               PERIOD      TO AVERAGE  AVERAGE NET     AVERAGE NET    AVERAGE NET     PORTFOLIO
                                               (000S)  NET ASSETS (c)   ASSETS (c)   ASSETS (c)(d)  ASSETS (c)(d)  TURNOVER (e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                   $   734           1.45%        0.96%           3.06%        (0.65%)       112.34%
Year Ended October 31, 2004                   $ 1,190           1.45%        1.14%           2.70%        (0.10%)       391.22%
Year Ended October 31, 2005                   $ 2,377           1.47%        1.70%           2.02%         1.15%        295.27%
Year Ended October 31, 2006                   $ 5,185           1.45%        2.32%           1.80%         1.97%         83.30%
Year Ended October 31, 2007 (h)               $14,436           1.40%        2.01%           1.40%         2.01%         79.34%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                   $   625           2.20%        0.25%           3.89%        (1.44%)       112.34%
Year Ended October 31, 2004                   $   885           2.20%        0.41%           3.46%        (0.84%)       391.22%
Year Ended October 31, 2005                   $ 1,202           2.20%        0.96%           2.76%         0.40%        295.27%
Year Ended October 31, 2006                   $ 1,875           2.18%        1.62%           2.54%         1.27%         83.30%
Year Ended October 31, 2007 (h)               $ 1,757           2.12%        1.35%           2.12%         1.35%         79.34%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                   $   623           2.20%        0.25%           3.89%        (1.44%)       112.34%
Year Ended October 31, 2004                   $ 3,556           2.20%        0.43%           3.33%        (0.70%)       391.22%
Year Ended October 31, 2005 (h)               $ 2,435           2.20%        1.25%           2.81%         0.63%        295.27%
Year Ended October 31, 2006                   $ 5,512           2.17%        1.30%           2.49%         0.98%         83.30%
Year Ended October 31, 2007 (h)               $ 5,286           2.12%        1.28%           2.12%         1.28%         79.34%
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (f)             $     1           1.78%        0.99%           3.14%        (0.35%)       391.22%
Year Ended October 31, 2005                   $     1           1.51%        1.64%           2.31%         0.84%        295.27%
Year Ended October 31, 2006                   $     2           1.78%        2.08%           2.18%         1.68%         83.30%
Year Ended October 31, 2007 (h)               $   368           1.68%        1.54%           1.68%         1.54%         79.34%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2003                   $   633           1.20%        1.25%           2.89%        (0.44%)       112.34%
Year Ended October 31, 2004                   $   837           1.20%        1.41%           2.46%         0.15%        391.22%
Year Ended October 31, 2005                   $   987           1.20%        1.97%           1.78%         1.39%        295.27%
Year Ended October 31, 2006                   $ 1,264           1.20%        2.68%           1.55%         2.33%         83.30%
Year Ended October 31, 2007 (h)               $ 1,650           1.12%        2.26%           1.13%         2.26%         79.34%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)             $   250           1.20%        1.02%           2.19%         0.03%        391.22%
Year Ended October 31, 2005                   $ 1,896           1.20%        1.85%           1.67%         1.38%        295.27%
Year Ended October 31, 2006                   $ 6,254           1.20%        2.81%           1.50%         2.49%         83.30%
Year Ended October 31, 2007 (h)               $ 8,839           1.13%        2.29%           1.13%         2.29%         79.34%
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from December 30, 2003 (commencement of operations) through April 30, 2004.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h) Net investment income (loss) is based on average shares outstanding during the period.


52 | SECTOR SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.


If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.


FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:


Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:


Nationwide  Funds
3435 Stelzer Road
Columbus,  Ohio 43219


FOR 24-HOUR ACCESS:


800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;


o in person at the SEC's Public Reference Room in Washington,D.C. (For their hours of operation, call 202-551-8090) or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section,Washington,D.C.20549-0102 (The SEC charges a fee to copy any documents.)

The Trust's Investment Company Act File No.:811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company.

Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C)2008 Nationwide Fund Group. All rights reserved.                  PR-SEC 2/08

Nationwide Target Destination Funds
Fund Prospectus


February 28, 2008


Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
www.nationwidefunds.com
--------------------------------------------------------------------------------

                                           [NATIONWIDE LOGO(R)]  NATIONWIDE
                                                                 FUNDS(SM)

                                                                 ON YOUR SIDE(R)

--------------------------------------------------------------------------------


FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Nationwide Destination 2010 Fund Class A                                  NWDAX
--------------------------------------------------------------------------------
Nationwide Destination 2010 Fund Class C                                  NWDCX
--------------------------------------------------------------------------------
Nationwide Destination 2010 Fund Class R1                                 NWDRX
--------------------------------------------------------------------------------
Nationwide Destination 2010 Fund Class R2                                 NWDBX
--------------------------------------------------------------------------------
Nationwide Destination 2010 Fund Institutional Class                      NWDIX
--------------------------------------------------------------------------------
Nationwide Destination 2010 Fund Institutional Service Class              NWDSX
--------------------------------------------------------------------------------

Nationwide Destination 2015 Fund Class A                                  NWEAX
--------------------------------------------------------------------------------
Nationwide Destination 2015 Fund Class C                                  NWECX
--------------------------------------------------------------------------------
Nationwide Destination 2015 Fund Class R1                                 NWERX
--------------------------------------------------------------------------------
Nationwide Destination 2015 Fund Class R2                                 NWEBX
--------------------------------------------------------------------------------
Nationwide Destination 2015 Fund Institutional Class                      NWEIX
--------------------------------------------------------------------------------
Nationwide Destination 2015 Fund Institutional Service Class              NWESX
--------------------------------------------------------------------------------

Nationwide Destination 2020 Fund Class A                                  NWAFX
--------------------------------------------------------------------------------
Nationwide Destination 2020 Fund Class C                                  NWFCX
--------------------------------------------------------------------------------
Nationwide Destination 2020 Fund Class R1                                 NWFRX
--------------------------------------------------------------------------------
Nationwide Destination 2020 Fund Class R2                                 NWFTX
--------------------------------------------------------------------------------
Nationwide Destination 2020 Fund Institutional Class                      NWFIX
--------------------------------------------------------------------------------
Nationwide Destination 2020 Fund Institutional Service Class              NWFSX
--------------------------------------------------------------------------------

Nationwide Destination 2025 Fund Class A                                  NWHAX
--------------------------------------------------------------------------------
Nationwide Destination 2025 Fund Class C                                  NWHCX
--------------------------------------------------------------------------------
Nationwide Destination 2025 Fund Class R1                                 NWHRX
--------------------------------------------------------------------------------
Nationwide Destination 2025 Fund Class R2                                 NWHBX
--------------------------------------------------------------------------------
Nationwide Destination 2025 Fund Institutional Class                      NWHIX
--------------------------------------------------------------------------------
Nationwide Destination 2025 Fund Institutional Service Class              NWHSX
--------------------------------------------------------------------------------

Nationwide Destination 2030 Fund Class A                                  NWIAX
--------------------------------------------------------------------------------
Nationwide Destination 2030 Fund Class C                                  NWICX
--------------------------------------------------------------------------------
Nationwide Destination 2030 Fund Class R1                                 NWIRX
--------------------------------------------------------------------------------
Nationwide Destination 2030 Fund Class R2                                 NWBIX
--------------------------------------------------------------------------------
Nationwide Destination 2030 Fund Institutional Class                      NWIIX
--------------------------------------------------------------------------------
Nationwide Destination 2030 Fund Institutional Service Class              NWISX
--------------------------------------------------------------------------------

Nationwide Destination 2035 Fund Class A                                  NWLAX
--------------------------------------------------------------------------------
Nationwide Destination 2035 Fund Class C                                  NWLCX
--------------------------------------------------------------------------------
Nationwide Destination 2035 Fund Class R1                                 NWLRX
--------------------------------------------------------------------------------
Nationwide Destination 2035 Fund Class R2                                 NWLBX
--------------------------------------------------------------------------------
Nationwide Destination 2035 Fund Institutional Class                      NWLIX
--------------------------------------------------------------------------------
Nationwide Destination 2035 Fund Institutional Service Class              NWLSX
--------------------------------------------------------------------------------

Nationwide Destination 2040 Fund Class A                                  NWMAX
--------------------------------------------------------------------------------
Nationwide Destination 2040 Fund Class C                                  NWMCX
--------------------------------------------------------------------------------
Nationwide Destination 2040 Fund Class R1                                 NWMRX
--------------------------------------------------------------------------------
Nationwide Destination 2040 Fund Class R2                                 NWMDX
--------------------------------------------------------------------------------
Nationwide Destination 2040 Fund Institutional Class                      NWMHX
--------------------------------------------------------------------------------
Nationwide Destination 2040 Fund Institutional Service Class              NWMSX
--------------------------------------------------------------------------------

Nationwide Destination 2045 Fund Class A                                  NWNAX
--------------------------------------------------------------------------------
Nationwide Destination 2045 Fund Class C                                  NWNCX
--------------------------------------------------------------------------------
Nationwide Destination 2045 Fund Class R1                                 NWNRX
--------------------------------------------------------------------------------
Nationwide Destination 2045 Fund Class R2                                 NWNBX
--------------------------------------------------------------------------------
Nationwide Destination 2045 Fund Institutional Class                      NWNIX
--------------------------------------------------------------------------------
Nationwide Destination 2045 Fund Institutional Service Class              NWNSX
--------------------------------------------------------------------------------

Nationwide Destination 2050 Fund Class A                                  NWOAX
--------------------------------------------------------------------------------
Nationwide Destination 2050 Fund Class C                                  NWOCX
--------------------------------------------------------------------------------
Nationwide Destination 2050 Fund Class R1                                 NWORX
--------------------------------------------------------------------------------
Nationwide Destination 2050 Fund Class R2                                 NWOBX
--------------------------------------------------------------------------------
Nationwide Destination 2050 Fund Institutional Class                      NWOIX
--------------------------------------------------------------------------------
Nationwide Destination 2050 Fund Institutional Service Class              NWOSX
--------------------------------------------------------------------------------

Nationwide Retirement Income Fund Class A                                 NWRAX
--------------------------------------------------------------------------------
Nationwide Retirement Income Fund Class C                                 NWRCX
--------------------------------------------------------------------------------
Nationwide Retirement Income Fund Class R1                                NWRRX
--------------------------------------------------------------------------------
Nationwide Retirement Income Fund Class R2                                NWRBX
--------------------------------------------------------------------------------
Nationwide Retirement Income Fund Institutional Class                     NWRIX
--------------------------------------------------------------------------------
Nationwide Retirement Income Fund Institutional Service Class             NWRSX
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TABLE OF CONTENTS


3     SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Nationwide Destination 2010 Fund
      Nationwide Destination 2015 Fund
      Nationwide Destination 2020 Fund
      Nationwide Destination 2025 Fund
      Nationwide Destination 2030 Fund
      Nationwide Destination 2035 Fund
      Nationwide Destination 2040 Fund
      Nationwide Destination 2045 Fund
      Nationwide Destination 2050 Fund
      Nationwide Retirement Income Fund

17    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Strategies and Risks

18    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Portfolio Management

19    SECTION 4: INVESTING WITH NATIONWIDE FUNDS
      Choosing a Share Class
      Sales Charges and Fees
      Revenue Sharing
      Contacting Nationwide Funds
      Buying Shares
      Fair Value Pricing
      In-Kind Purchases
      Customer Identification Information
      Accounts with Low Balances
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

31    SECTION 5: DISTRIBUTIONS AND TAXES
      Income and Capital Gains Distributions
      Selling and Exchanging Shares
      Rebalancing Target Asset Allocations
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other
         Tax-Deferred Accounts
      Backup Withholding
      Excess Inclusion Income

33    SECTION 6: MULTI-MANAGER STRUCTURE

34    SECTION 7: FINANCIAL HIGHLIGHTS

44    APPENDIX: DESCRIPTION OF
         UNDERLYING INVESTMENTS


                                                   TARGET DESTINATION SERIES | 1

--------------------------------------------------------------------------------

Nationwide Target Destination Funds

INTRODUCTION TO THE TARGET DESTINATION FUNDS

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE TEN MUTUAL FUNDS IDENTIFIED BELOW (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY NATIONWIDE MUTUAL FUNDS (THE "TRUST" OR "NATIONWIDE FUNDS").

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

Each Fund is intended to:

o provide a solution for investors seeking to achieve their retirement financial objectives through a professionally developed asset allocation program.

o maximize long-term investment return through broadly diversified investment options tailored to a specific target retirement date.

Each Fund is a "fund of funds" that invests in affiliated and unaffiliated mutual funds (including exchange-traded funds) and short-term investments representing a variety of asset classes.

--------------------------------------------------------------------------------

A NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes - Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Although each Fund is currently managed by Nationwide Fund Advisors, the Funds' investment adviser ("NFA" or the "Adviser"), each Fund may employ a "multi-manager" structure, which means that the Adviser, as each Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with the Adviser, for a Fund without shareholder approval. The Adviser believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See
Section 6: Multi-Manager Structure for more information.

2 | TARGET DESTINATION SERIES

SECTION 1 NATIONWIDE TARGET DESTINATION FUNDS SUMMARIES AND PERFORMANCE

INVESTMENT OBJECTIVE

Each Fund (except the Nationwide Retirement Income Fund) seeks capital appreciation and income consistent with its current asset allocation. The Nationwide Retirement Income Fund seeks to provide current income consistent with capital preservation and, as a secondary investment objective, capital appreciation. A Fund's investment objective is non-fundamental and can be changed without shareholder approval.

PRINCIPAL STRATEGIES

Each Fund seeks to achieve its objective by investing in a professionally selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the target date designated in the Fund's name (or, in the case of the Nationwide Retirement Income Fund, have reached the approximate age of 85 years). Depending on its proximity to its target date, each Fund employs a different combination of investments among different asset classes in order to emphasize, as appropriate, growth, income and/or preservation of capital. Over time, each Fund's allocations to different asset classes will become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.

Choosing a Fund with an earlier target retirement date represents a more conservative approach, with typically greater investment in bonds and short-term investments. Choosing a Fund with a later target retirement date represents a more aggressive approach, with typically greater investment in stocks.

At a Fund's target date, the Fund will continue to become more conservative over the next 20 years. When a Fund reaches 20 years beyond its target date, the Adviser expects to recommend that the Trust's Board of Trustees approve combining such Fund with the Nationwide Retirement Income Fund, which offers investors the most conservative allocation scheme and the most income-oriented portfolio available among the Funds. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Nationwide Retirement Income Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination.

The asset classes in which the Funds may invest include, but are not limited to, U.S. stocks, international and emerging market stocks, real estate investment trusts ("REITs"), commodity-linked instruments, bonds (U.S., international and emerging markets) and short-term investments.

Each Fund is a "fund-of-funds" that invests in underlying portfolios of Nationwide Funds and unaffiliated mutual funds (including exchange-traded funds) (each, an "Underlying Fund" or collectively, "Underlying Funds") that collectively represent several asset classes. Many of the Underlying Funds are "index" funds that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark stock or bond index. The Funds also invest in certain non-index Underlying Funds, which also invest directly in equity, bond or other securities, but which feature a more active approach to portfolio management. You could purchase shares of most of the Underlying Funds directly. However, the Funds offer the added benefits of a professional asset allocation program at a risk level considered appropriate to each Fund's target date and an extra measure of diversification.

For each Fund, the Adviser establishes an anticipated allocation among different asset classes based on the year identified in the Fund's name. Within each anticipated asset class allocation, the Adviser selects the Underlying Funds and the percentage of the Fund's assets that will be allocated to each such Underlying Fund. The Fund's portfolio manager reviews the allocations among the asset classes and Underlying Funds on a routine basis. The Adviser will make changes to these allocations from time to time as appropriate to the risk profile and individual strategies of each Fund and in order to help achieve each Fund's investment objective. The Funds generally assume an investor's target retirement age of 65; this age is only an approximate guide, and is not necessarily intended to reflect the specific age at which an investor should retire or start withdrawing retirement assets. Investors also should be aware that the Funds are not a complete financial solution to one's retirement needs - you should consider many factors when selecting a target retirement date, such as when to retire, what your financial needs will be, and what other sources of income you may have.

                                                   TARGET DESTINATION SERIES | 3

Listed in the tables below for each Fund are the target allocations for the different asset classes that have been established by the Adviser as of the date of this Prospectus. These asset class allocations will change over time in order to meet each Fund's objective or as economic and/or market conditions warrant. Until a stated target allocation is itself changed, day-to-day market activity will likely cause a Fund's asset allocations to fluctuate from the stated target.

Under ordinary circumstances, the Adviser will rebalance the assets of each Fund periodically in order to conform its actual allocations to those stated in the then current prospectus. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice.


-------------------------------------------------------------------------------------------------------------------
ASSET CLASSES                                                             TARGET ASSET ALLOCATIONS
                                                       2010          2015         2020         2025         2030
                                                       FUND          FUND         FUND         FUND         FUND
-------------------------------------------------------------------------------------------------------------------
U.S. STOCKS
   U.S. LARGE CAP                                       25%           25%          26%          28%          30%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   STANDARD & POOR'S 500(R) INDEX.)
   ----------------------------------------------------------------------------------------------------------------
   U.S. MID CAP                                          9%            9%          10%          12%          13%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   S&P MID CAP 400(R) INDEX.)
   ----------------------------------------------------------------------------------------------------------------
   U.S. SMALL CAP                                        4%            5%           6%           8%           8%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   RUSSELL 2000(R) INDEX.)
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                    13%           15%          17%          18%          21%
-------------------------------------------------------------------------------------------------------------------
EMERGING MARKET STOCKS                                   2%            2%           3%           3%           4%
-------------------------------------------------------------------------------------------------------------------
REITS                                                    2%            2%           3%           3%           3%
-------------------------------------------------------------------------------------------------------------------
COMMODITIES                                              4%            4%           4%           4%           5%
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BONDS                                 12%           14%          16%          13%          11%
-------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BONDS                               12%           11%           9%           7%           4%
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS                                         2%            1%          --           --           --
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS                                      5%            4%          --           --           --
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM BONDS                                         8%            7%           5%           3%          --
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                 2%            1%           1%           1%           1%
-------------------------------------------------------------------------------------------------------------------


4 | TARGET DESTINATION SERIES

-------------------------------------------------------------------------------------------------------------------
ASSET CLASSES                                                            TARGET ASSET ALLOCATIONS
                                                       2035          2040         2045         2050    RETIREMENT
                                                       FUND          FUND         FUND         FUND   INCOME FUND
-------------------------------------------------------------------------------------------------------------------
U.S. STOCKS
   U.S. LARGE CAP                                       30%           32%          30%          28%           18%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   STANDARD & POOR'S 500(R) INDEX.)
   ----------------------------------------------------------------------------------------------------------------
   U.S. MID CAP                                         13%           13%          13%          13%            2%
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   S&P MID CAP 400(R) INDEX.)
   ----------------------------------------------------------------------------------------------------------------
   U.S. SMALL CAP                                       10%           12%          12%          12%            --
   (CONSISTS OF UNDERLYING FUNDS THAT
   GENERALLY INVEST IN COMPANIES WITH MARKET
   CAPITALIZATIONS SIMILAR TO COMPANIES IN THE
   RUSSELL 2000(R) INDEX.)
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                    23%           24%          24%          25%            5%
-------------------------------------------------------------------------------------------------------------------
EMERGING MARKET STOCKS                                   4%            5%           6%           7%            --
-------------------------------------------------------------------------------------------------------------------
REITS                                                    4%            4%           5%           5%            2%
-------------------------------------------------------------------------------------------------------------------
COMMODITIES                                              5%            5%           5%           5%            3%
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TERM BONDS                                 10%            4%           4%           4%           7%
-------------------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BONDS                               --            --           --           --            24%
-------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS                                        --            --           --           --            2%
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BONDS                                     --            --           --           --            8%
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM BONDS                                        --            --           --           --           18%
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                 1%            1%           1%           1%           11%
-------------------------------------------------------------------------------------------------------------------


PRINCIPAL RISKS

There is no guarantee that a Fund will achieve its investment objective.


Investments in each Fund are subject to risks related to the Fund's allocation strategy. In general, a Fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a Fund with an earlier target date. A Fund at its target date through the next 20 years is expected to be less volatile than a Fund in its "pre-target date" stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a Fund's target date, is expected to be the least volatile of the Funds due to the Nationwide Retirement Income Fund's further reduced exposure to equity securities. Because a Fund's allocation may not match a particular investor's retirement goal, an investor may find that he or she does not have the desired level of retirement assets available when the investor has a need to withdraw funds.


As with any mutual fund, the value of each Fund's investments - and therefore, the value of each Fund's shares - may fluctuate. These changes may occur because of the following risks:

RISKS ASSOCIATED WITH THE FUNDS

ASSET ALLOCATION RISK - Each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund's investment allocation to it.

PERFORMANCE RISK - Each Fund's investment performance is directly tied to the performance of the Underlying Funds in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund's performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.


RETIREMENT GOAL RISK - An investor may have different retirement needs than the allocation model anticipates.

RISKS APPLICABLE TO A FUND-OF-FUNDS STRUCTURE - There are certain risks associated with a structure whereby a Target Destination Fund invests primarily in other mutual funds. In managing the Target Destination Funds, the Adviser has the authority to select and replace Underlying Funds. The Adviser could be subject to a potential conflict of interest in doing so because the Adviser is


                                                   TARGET DESTINATION SERIES | 5
also the investment adviser to most of the Underlying Funds, and advisory fees paid to the Adviser by the Underlying Funds typically are higher than fees paid by the Target Destination Funds. It is important to note, however, that, the Adviser has a fiduciary duty to each Target Destination Fund and must act in each Target Destination Fund's best interests.


RISKS ASSOCIATED WITH STOCKS

STOCK MARKET RISK refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-capitalization stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because the stocks of mid-cap and small-cap companies are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.

RISKS ASSOCIATED WITH INTERNATIONAL STOCKS AND BONDS


FOREIGN SECURITIES RISK is the risk that international stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:


o     political and economic instability;

o     the impact of currency exchange rate fluctuations;

o     reduced information about issuers;

o     higher transaction costs;

o     less stringent regulatory and accounting standards and

o     delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

FOREIGN CUSTODY RISK - a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

CURRENCY EXCHANGE RISK - securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS


INTEREST RATE RISK is the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

CREDIT RISK is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be

6 | TARGET DESTINATION SERIES
lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for high-yield bonds and lower-rated convertible securities.

INFLATION RISK is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.


EXTENSION RISK is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities' interest rates to be too low for a longer-term investment.


PREPAYMENT RISK is the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage-and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.


In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage-or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK - These securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.


LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. An Underlying Fund's investments in lower-rated securities may involve the following specific risks:

o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

o wider price fluctuations due to changing interest rates and/or adverse economic and business developments and

o     greater risk of loss due to declining credit quality.

TIPS BOND RISK - TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to an Underlying Fund.

ADDITIONAL RISKS THAT MAY AFFECT THE FUNDS

INDEX FUND RISK - Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when the financial assets to which the

                                                   TARGET DESTINATION SERIES | 7
derivatives are linked (e.g., security prices, currency rates, interest rates) change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily commodity-linked instruments, futures and options on futures.

Derivatives investing involves several different risks, including the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets;

o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EXCHANGE TRADED FUNDS RISK - the risk associated with a particular exchange-traded fund ("ETF") corresponds closely to the risk of the asset subclass the Fund is tracking. An ETF will perform well when the index it tracks is making gains, but may perform poorly when that index is falling. The Fund will also bear a pro rata portion of the ETF's expenses. In addition, some ETFs are more thinly traded than others, which could make it difficult to sell at the desired price, especially in a market downturn.

EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

NON-DIVERSIFIED FUND RISK - certain Underlying Funds may be non-diversified, meaning they may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Underlying Fund's net asset value and total return.


INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.


REDEMPTION FEE RISK - certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as "market timing," and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund's own shares, to conduct periodic rebalancing of the Fund's assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund's purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

PORTFOLIO TURNOVER RISK - The portfolio managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the portfolio managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o     increase share price volatility and

o     result in additional tax consequences for Fund shareholders.


If the value of a Fund's investments goes down, you may lose money.


PERFORMANCE


Performance information is not provided because the Funds did not complete one full year of operations as of the date of this Prospectus.


8 | TARGET DESTINATION SERIES

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may pay indirectly through ownership of shares of the Funds.

--------------------------------------------------------------------------------
DESTINATION 2010 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.32%      0.32%         0.32%      0.32%           0.32%           0.32%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.15%      1.65%         1.55%      1.40%           0.90%           0.65%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2015 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.78%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.31%      0.31%         0.31%      0.31%           0.31%           0.31%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.14%      1.64%         1.54%      1.39%           0.89%           0.64%
----------------------------------------------------------------------------------------------------------------------


                                                   TARGET DESTINATION SERIES | 9

--------------------------------------------------------------------------------
DESTINATION 2020 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.32%      0.32%         0.32%      0.32%           0.32%           0.32%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.15%      1.65%         1.55%      1.40%           0.90%           0.65%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2025 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%             --            0.25%
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.33%      0.33%         0.33%      0.33%           0.33%           0.33%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.13%      1.63%         1.53%      1.38%           0.88%           0.63%
----------------------------------------------------------------------------------------------------------------------


10 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
DESTINATION 2030 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.32%      0.32%         0.32%      0.32%           0.32%           0.32%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.15%      1.65%         1.55%      1.40%           0.90%           0.65%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2035 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.33%      0.33%         0.33%      0.33%           0.33%           0.33%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.16%      1.66%         1.56%      1.41%           0.91%           0.66%
----------------------------------------------------------------------------------------------------------------------


                                                  TARGET DESTINATION SERIES | 11

--------------------------------------------------------------------------------
DESTINATION 2040 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.32%      0.32%         0.32%      0.32%           0.32%           0.32%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.15%      1.65%         1.55%      1.40%           0.90%           0.65%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESTINATION 2045 FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.32%      0.32%         0.32%      0.32%           0.32%           0.32%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.15%      1.65%         1.55%      1.40%           0.90%           0.65%
----------------------------------------------------------------------------------------------------------------------


12 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
DESTINATION 2050 FUND


----------------------------------------------------------------------------------------------------------------------
                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.33%      0.33%         0.33%      0.33%           0.33%           0.33%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.16%      1.66%         1.56%      1.41%           0.91%           0.66%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RETIREMENT INCOME FUND


                                                                                        INSTITUTIONAL   INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM         CLASS A    CLASS C   CLASS R1   CLASS R2   SERVICE CLASS           CLASS
YOUR INVESTMENT)(1)                           SHARES     SHARES     SHARES     SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of the
offering price)                             5.75%(2)   None          None       None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                          None(3)    1.00%(4)      None       None            None            None
----------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
----------------------------------------------------------------------------------------------------------------------
Management Fees(5)                          0.50%      0.50%         0.50%      0.50%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees    0.25%      1.00%         0.65%      0.50%           0.00%           0.00%
----------------------------------------------------------------------------------------------------------------------
Other Expenses(6)                           0.25%        --          0.25%      0.25%           0.25%             --
----------------------------------------------------------------------------------------------------------------------
Total Direct Annual Fund
Operating Expenses                          1.00%      1.50%         1.40%      1.25%           0.75%           0.50%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver                        0.17%      0.17%         0.17%      0.17%           0.17%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS)(7)                 0.83%      1.33%         1.23%      1.08%           0.58%           0.33%
----------------------------------------------------------------------------------------------------------------------
Acquired Fund (i.e., Indirect Annual
Underlying Fund) Operating Expenses(8)      0.30%      0.30%         0.30%      0.30%           0.30%           0.30%
----------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND ACQUIRED FUND ANNUAL
OPERATING EXPENSES                          1.13%      1.63%         1.53%      1.38%           0.88%           0.63%
----------------------------------------------------------------------------------------------------------------------


                                                  TARGET DESTINATION SERIES | 13

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Nationwide Funds: Choosing a Share Class - Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee is paid. Section 4, Investing with Nationwide Funds:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Nationwide Funds: Choosing a Share Class - Class C Shares.

(5) "Management Fees" represents a unified fee structure under which the Adviser has agreed to provide or arrange to provide for a variety of investment advisory and non-advisory services to the Funds. Under the unified fee structure, the Adviser is responsible for payment of substantially all of a Fund's operating expenses, except for the cost of investment securities or other investment assets, taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, share certificates representing shares of the Trust, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund's business.

(6) Class A, Class R1, Class R2 and Institutional Service Class shares are subject to an administrative services plan pursuant to which each such share class pays an administrative services fee of 0.25%.


      "Other Expenses" are estimated based on each Fund's projected average net assets for the current fiscal year ending October 31, 2008, since the Funds had operated for less than six months of the previous fiscal year.

(7) The Trust and the Adviser have entered into a written contract under which the Adviser has agreed to waive an amount equal to 0.17% of the amount payable to it under Management Fees at least through May 1, 2009. If this waiver were not in place, Total Direct Annual Fund Operating Expenses would be 1.00%, 1.50%, 1.40%, 1.25%, 0.75% and 0.50% for Class A, Class C,
      Class R1, Class R2, Institutional Service Class and Institutional Class shares, respectively.


(8) Because the Funds invest primarily in other mutual funds, including Nationwide Funds, they are shareholders of those Underlying Funds. The Underlying Funds do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments.

14 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example also reflects the fees and expenses of the Underlying Funds.


The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any fee waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------- ---------------------- -----------------------
                          1 YEAR                 3 YEARS
------------------------- ---------------------- -----------------------
DESTINATIONS 2010 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    953
------------------------- ---------------------- -----------------------
Class B shares            268                    556
------------------------- ---------------------- -----------------------
Class C shares            158                    525
------------------------- ---------------------- -----------------------
Class R shares            143                    479
------------------------- ---------------------- -----------------------
Institutional Service     92                     323
Class
------------------------- ---------------------- -----------------------
Institutional Class       66                     245
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2015 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    951
------------------------- ---------------------- -----------------------
Class B shares            267                    553
------------------------- ---------------------- -----------------------
Class C shares            157                    522
------------------------- ---------------------- -----------------------
Class R shares            142                    476
------------------------- ---------------------- -----------------------
Institutional Service     91                     320
Class
------------------------- ---------------------- -----------------------
Institutional Class       65                     242
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2020 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    556
------------------------- ---------------------- -----------------------
Class B shares            268                    525
------------------------- ---------------------- -----------------------
Class C shares            158                    479
------------------------- ---------------------- -----------------------
Class R shares            143                    323
------------------------- ---------------------- -----------------------
Institutional Service     92                     473
Class
------------------------- ---------------------- -----------------------
Institutional Class       66                     245
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2025 FUND
------------------------- ---------------------- -----------------------
Class A shares            684                    948
------------------------- ---------------------- -----------------------
Class B shares            266                    550
------------------------- ---------------------- -----------------------
Class C shares            156                    519
------------------------- ---------------------- -----------------------
Class R shares            140                    473
------------------------- ---------------------- -----------------------
Institutional Service     90                     317
Class
------------------------- ---------------------- -----------------------
Institutional Class       64                     238
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2030 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    953
------------------------- ---------------------- -----------------------
Class B shares            268                    556
------------------------- ---------------------- -----------------------
Class C shares            158                    525
------------------------- ---------------------- -----------------------
Class R shares            143                    479
------------------------- ---------------------- -----------------------
Institutional Service     92                     323
Class
------------------------- ---------------------- -----------------------

Institutional Class       66                     245
shares
------------------------- ---------------------- -----------------------




------------------------- ---------------------- -----------------------
                          1 YEAR                 3 YEARS
------------------------- ---------------------- -----------------------
DESTINATIONS 2035 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    956
------------------------- ---------------------- -----------------------
Class B shares            269                    559
------------------------- ---------------------- -----------------------
Class C shares            159                    528
------------------------- ---------------------- -----------------------
Class R shares            144                    482
------------------------- ---------------------- -----------------------
Institutional Service     93                     327
Class
------------------------- ---------------------- -----------------------
Institutional Class       67                     248
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2040 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    953
------------------------- ---------------------- -----------------------
Class B shares            268                    556
------------------------- ---------------------- -----------------------
Class C shares            158                    525
------------------------- ---------------------- -----------------------
Class R shares            143                    479
------------------------- ---------------------- -----------------------
Institutional Service     92                     323
Class
------------------------- ---------------------- -----------------------
Institutional Class       66                     245
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2045 FUND
------------------------- ---------------------- -----------------------
Class A shares            685                    953
------------------------- ---------------------- -----------------------
Class B shares            268                    556
------------------------- ---------------------- -----------------------
Class C shares            158                    525
------------------------- ---------------------- -----------------------
Class R shares            143                    479
------------------------- ---------------------- -----------------------
Institutional Service     92                     323
Class
------------------------- ---------------------- -----------------------
Institutional Class       66                     245
shares
------------------------- ---------------------- -----------------------
DESTINATIONS 2050 FUND
------------------------- ---------------------- -----------------------
Class A shares            686                    956
------------------------- ---------------------- -----------------------
Class B shares            269                    559
------------------------- ---------------------- -----------------------
Class C shares            159                    528
------------------------- ---------------------- -----------------------
Class R shares            144                    482
------------------------- ---------------------- -----------------------
Institutional Service     93                     327
Class
------------------------- ---------------------- -----------------------
Institutional Class       67                     248
shares
------------------------- ---------------------- -----------------------
RETIREMENT INCOME FUND
------------------------- ---------------------- -----------------------
Class A shares            684                    948
------------------------- ---------------------- -----------------------
Class B shares            266                    550
------------------------- ---------------------- -----------------------
Class C shares            156                    519
------------------------- ---------------------- -----------------------
Class R shares            140                    473
------------------------- ---------------------- -----------------------
Institutional Service     90                     317
Class
------------------------- ---------------------- -----------------------
Institutional Class       64                     238
shares
------------------------- ---------------------- -----------------------


*     Assumes a CDSC does not apply.
--------------------------------------------------------------------------------

                                                  TARGET DESTINATION SERIES | 15

--------------------------------------------------------------------------------
You would pay the following expenses on the same investment if you did not sell your shares**:


------------------------- ---------------------- -----------------------
                          1 YEAR                 3 YEARS
------------------------- ---------------------- -----------------------
DESTINATIONS 2010 FUND
------------------------- ---------------------- -----------------------
Class C shares            168                    556
------------------------- ---------------------- -----------------------
DESTINATIONS 2015 FUND
------------------------- ---------------------- -----------------------
Class C shares            167                    553
------------------------- ---------------------- -----------------------
DESTINATIONS 2020 FUND
------------------------- ---------------------- -----------------------
Class C shares            168                    556
------------------------- ---------------------- -----------------------
DESTINATIONS 2025 FUND
------------------------- ---------------------- -----------------------
Class C shares            166                    550
------------------------- ---------------------- -----------------------
DESTINATIONS 2030 FUND
------------------------- ---------------------- -----------------------
Class C shares            168                    556
------------------------- ---------------------- -----------------------
DESTINATIONS 2035 FUND
------------------------- ---------------------- -----------------------
Class C shares            169                    559
------------------------- ---------------------- -----------------------
DESTINATIONS 2040 FUND
------------------------- ---------------------- -----------------------
Class C shares            168                    556
------------------------- ---------------------- -----------------------
DESTINATIONS 2045 FUND
------------------------- ---------------------- -----------------------
Class C shares            168                    556
------------------------- ---------------------- -----------------------
DESTINATIONS 2050 FUND
------------------------- ---------------------- -----------------------
Class C shares            169                    559
------------------------- ---------------------- -----------------------
RETIREMENT INCOME FUND
------------------------- ---------------------- -----------------------
Class C shares            166                    550
------------------------- ---------------------- -----------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R1, Class R2, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
--------------------------------------------------------------------------------

16 | TARGET DESTINATION SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed, retirement date-based asset allocation models and professionally selected investments in the Underlying Funds.

First, the Adviser determines each Fund's asset class allocations. The Adviser bases this decision on each Fund's anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. The Adviser has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to the Adviser in connection with the development and periodic review of a Fund's target allocations and selection of Underlying Funds. However, the Adviser ultimately has sole responsibility for determining each Fund's asset class allocations and its investments in Underlying Funds.

Second, once the asset allocation is determined, the Adviser selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Appendix, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund's investment objective and target date. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The Adviser periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Many of the Underlying Funds in which the Adviser plans to invest, such as index funds and ETFs, follow "passive" investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.

A description of the Underlying Funds, both passively and actively managed, and the types of securities in which they invest can be found in the Appendix.

TEMPORARY INVESTMENTS

Each of the Funds intends to be fully invested in accordance with its investment objective and strategies under normal circumstances. However, pending investment of cash balances or anticipated redemption activity, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Funds' principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

                                                  TARGET DESTINATION SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Nationwide Fund Advisors ("NFA" or the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Trust's Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers, if applicable, and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

The Adviser determines the asset allocation for each Fund, selects the appropriate mix of Underlying Funds, places trades in exchange-traded funds and monitors the performance and positioning of the Underlying Funds. For these services, each Fund pays the Adviser a unified management fee of 0.50% of the Fund's average daily net assets. Out of that fee, the Adviser pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage fees, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business.

The unified management fee paid to the Adviser does not include, and is in addition to, the indirect investment management fees and other operating expenses that the Funds pay as shareholders of an affiliated or unaffiliated Underlying Fund. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds is available in the Funds' annual report to shareholders covering the period ending October 31, 2007.


PORTFOLIO MANAGEMENT


Thomas R. Hickey, Jr. is the Funds' portfolio manager and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Hickey joined NFA in April 2001 and is Vice President of Portfolio Analytics and Product Management where he manages various asset allocation fund products.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds he manages, if any.

18 | TARGET DESTINATION SERIES

SECTION 4 INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you;

o     how long you expect to own your shares;

o     how much you intend to invest;

o     total costs and expenses associated with a particular share class and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Funds offer several different share classes each with different price and cost features. The table to the right compares Class A and Class C shares, which are available to all investors.

In addition, the Funds offer Class R1, Class R2, Institutional Service Class and Institutional Class shares, which are available only to certain investors.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

--------------------------------------------------------------------------------
COMPARING CLASS A AND CLASS C SHARES

CLASSES AND CHARGES                  POINTS TO CONSIDER
CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                          portion of your initial investment goes
                                     toward the sales charge and is not
                                     invested.

Contingent deferred                  Reduction and waivers of sales charges may
sales charge (CDSC)(1)               be available.

Annual service and/or                Total annual operating expenses are lower
12b-1 fee of 0.25%                   than Class C expenses, which means higher
                                     dividends and/or net asset value ("NAV")
Administrative services              per share.
fee up to 0.25%
                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                        No front-end sales charge means your full
                                     investment immediately goes toward buying
                                     shares.

                                     No reduction of CDSC, but waivers may be available.

                                     The CDSC declines to zero after one year.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee of 1.00%                   than Class A expenses, which means lower
                                     dividends and/or NAV per share.
No administrative
services fee                         No conversion feature.

                                     Maximum investment amount of 1,000,000(2).
                                     Larger investments may be rejected.
--------------------------------------------------------------------------------

(1). Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.50% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2). This limit was calculated based on a one-year holding period.

                                                  TARGET DESTINATION SERIES | 19

CLASS A SHARES

Class A Shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES

--------------------------------------------------------------------------------------
                                   SALES CHARGE AS A PERCENTAGE OF
                                   -------------------------------
                                                                               DEALER
                                                        NET AMOUNT      COMMISSION AS
AMOUNT OF                          OFFERING               INVESTED      PERCENTAGE OF
PURCHASE                              PRICE        (APPROXIMATELY)     OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $50,000                     5.75%                  6.10%              5.00%
--------------------------------------------------------------------------------------
$50,000 to $99,999                    4.75                   4.99               4.00
--------------------------------------------------------------------------------------
$100,000 to $249,999                  3.50                   3.63               3.00
--------------------------------------------------------------------------------------
$250,000 to $499,999                  2.50                   2.56               2.00
--------------------------------------------------------------------------------------
$500,000 to $999,999                  2.00                   2.04               1.75
--------------------------------------------------------------------------------------
$1 million or more                    None                   None               None*
--------------------------------------------------------------------------------------

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwidefunds.com/invest/salesinformation.

REDUCTION OF CLASS A SALES

Charges Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market
      Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A and Class C shares with your purchases of Class B and Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

20 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors who are former participants of retirement plans administered by Nationwide that hold Class R1 or R2 shares and who are rolling over their investments into individual retirement accounts;

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the "Distributor") to waive sales charges;

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;

o any investor who pays for shares with proceeds from sales of Nationwide Fund Class D shares (Class D shares are offered by other Nationwide Funds, but not these Funds);

o     retirement plans;

o     investment advisory clients of the Adviser and its affiliates and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge
(CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason;

o     no finders fee was paid or

o to shares acquired through reinvestment of dividends or capital gains distributions.

--------------------------------------------------------------------------------
CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999   $25 MILLION
--------------------------------------------------------------------------------
If sold within                        18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                             0.50%            0.35%         0.15%
--------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A AND CLASS C SHARES

The CDSC is waived on:

o the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

o Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder's death or disability;

o mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts and

o redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.
--------------------------------------------------------------------------------

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by

                                                  TARGET DESTINATION SERIES | 21
shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Funds offer Class R1, Class R2, Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes. Eligibility criteria for Class R1 and Class R2 shares are the same, but these classes offer different levels of distribution and/or administrative servicing compensation in order to meet different financial intermediaries' differing compensation requirements or levels of support provided.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires;

o     the total expenses of the share class and

o     the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation depending on which class is chosen.

--------------------------------------------------------------------------------
CLASS R1 AND CLASS R2 SHARES

Class R1 and Class R2 shares ARE AVAILABLE to retirement plans including:

o     401(k) plans;

o     457 plans;

o     403(b) plans;

o     profit sharing and money purchase pension plans;

o     defined benefit plans;

o     non-qualified deferred compensation plans and

o other retirement accounts in which the retirement plan or the retirement plan's financial services firm has an agreement with the Distributor to use Class R1 or Class R2 shares.

Class R1 and Class R2 shares ARE NOT AVAILABLE to:

o     institutional non-retirement accounts;

o     traditional and Roth IRAs;

o     Coverdell Education Savings Accounts;

o     SEPs and SAR-SEPs;

o     SIMPLE IRAs;

o     one-person Keogh plans;

o     individual 403(b) plans or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Funds for providing services or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o retirement plans for which no third-party administrator receives compensation from the Funds;

o institutional advisory accounts of the Adviser's affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

22 | TARGET DESTINATION SERIES

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES

Sales charges, if any, are paid to the Distributor. These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICE FEES

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class C, Class R1 and Class R2 shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C, Class R1 and Class R2 shares pay the Distributor annual amounts not exceeding the following:

--------------------------------------------------------------------------------
CLASS                             AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                    0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class C shares                    1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R1 shares                   0.65% (0.25% of which may be either a
                                  distribution or service fee)
--------------------------------------------------------------------------------
Class R2 shares                   0.50% (0.25% of which may be either a
                                  distribution or service fee)
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries which provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for each of Class A, Class R1, Class R2 and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Because these fees are paid out of a Fund's Class A, Class R1, Class R2 and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

REVENUE SHARING


The Adviser and/or its affiliates (collectively, "Nationwide Funds Group" or "NFG") often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from NFG's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds' assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

o     the Distributor and other affiliates of the Adviser;

o     broker-dealers;

o     financial institutions and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive

                                                  TARGET DESTINATION SERIES | 23
for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING NATIONWIDE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions;

o     hear fund price information and

o     obtain mailing and wiring instructions.

INTERNET Go to WWW.NATIONWIDEFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses;

o     obtain information on the Nationwide Funds;

o     access your account information and

o     request transactions, including purchases, redemptions and exchanges.

BY REGULAR MAIL Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

BY FAX 614-428-3278.

24 | TARGET DESTINATION SERIES

FUND TRANSACTIONS-CLASS A AND CLASS C SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE.        *  EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE       60-DAYS WRITTEN NOTICE TO SHAREHOLDERS.
OFFERING OF SHARES AT ANY TIME.
                                                                    ** A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has             THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Nationwide Funds. Payment must be made in U.S.          mailing or faxing a letter to Nationwide Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,     must include your account number(s) and the name(s) of the
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT       Fund(s) you wish to exchange from and to. The letter must be
CARD CHECKS OR MONEY ORDERS.                                        signed by all account owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The
may revoke telephone privileges at any time, without notice to      Funds may revoke telephone privileges at any time, without
shareholders.                                                       notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. A check made
                                                                    payable to the shareholder(s) of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Nationwide Funds'     ON-LINE. Transactions may be made through the Nationwide
website. However, the Funds may discontinue on-line transactions    Funds' website. However, the Funds may discontinue on-line
of Fund shares at any time.                                         transactions of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your
funds wire to the Funds' custodian bank. (The authorization will    redemption directly to your account at a commercial bank. A
be in effect unless you give the Funds written notice of its        voided check must be attached to your application. (The
termination.)                                                       authorization will be in effect unless you give the Funds
                                                                    written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds typically will be wired to your bank on
      and arrange to fax your completed application.                      the next business day after your order has been
                                                                          processed.
o     your bank may charge a fee to wire funds.
                                                                    o     Nationwide Funds deducts a $20 service fee from the
o     the wire must be received by 4:00 p.m. in order to receive          redemption proceeds for this service.
      the current day's NAV.
                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher
                                                                          fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Nationwide     BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Funds' account with proceeds from your bank via ACH on the          can be sent to your bank via ACH on the second business day
second business day after your purchase order has been              after your order has been processed. A voided check must be
processed. A voided check must be attached to your application.     attached to your application. Money sent through ACH should
Money sent through ACH typically reaches Nationwide Funds from      reach your bank in two business days. There is no fee for this
your bank in two business days. There is no fee for this            service. (The authorization will be in effect unless you give
service. (The authorization will be in effect unless you give       the Funds written notice of its termination.)
the Funds written notice of its termination.)

                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their plan
plan administrator regarding transactions. Retirement plans or      administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should
our toll-free number.                                               call our toll-free number.

                                                  TARGET DESTINATION SERIES | 25

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

FAIR VALUE PRICING

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed. Where such market quotations or Underlying Fund NAV are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund's shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents'Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

26 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------
MINIMUM INVESTMENTS

CLASS A AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                             $1,000 (per Fund)
Additional investments
(Automatic Asset Accumulation Plan)                                         $50
--------------------------------------------------------------------------------
CLASS R1 AND R2 SHARES
To open an account                                                   No Minimum
Additional investments                                               No Minimum
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates, or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


--------------------------------------------------------------------------------

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing) and

o Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross- referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund's minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.

o Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund Class A, Class C, Institutional Service Class and Institutional Class shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

o     both accounts have the same registration;

o your first purchase in the new fund meets its minimum investment requirement and

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class A, Class C, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

                                                  TARGET DESTINATION SERIES | 27

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

EXCHANGES INTO NATIONWIDE MONEY MARKET FUND

You may exchange between Class A, Class C or Institutional Service Class shares of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PROGRAM

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

SELLING SHARES

You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

o     trading is restricted or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE

A medallion signature guarantee is required for sales of shares of a Fund in any of the following instances:

o     your account address has changed within the last 15 calendar days;

o the redemption check is made payable to anyone other than the registered shareholder;

o     the proceeds are mailed to any address other than the address of record or

o the redemption proceeds are being wired to a bank for which instructions currently are not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

28 | TARGET DESTINATION SERIES

--------------------------------------------------------------------------------

EXCESSIVE OR SHORT-TERM TRADING

The Nationwide Funds seek to discourage excessive or short-term trading (often described as "market timing"). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

o     disrupt portfolio management strategies;

o     increase brokerage and other transaction costs and

o     negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

MONITORING OF TRADING ACTIVITY

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

o restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

o reject transactions that violate the Fund's excessive trading policies or its exchange limits.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

FAIR VALUATION

The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Nationwide Funds: Fair Value Pricing.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

--------------------------------------------------------------------------------

                                                  TARGET DESTINATION SERIES | 29

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you sell or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption fees are not imposed on redemptions or exchanges from the Funds offered in this Prospectus. However, other Nationwide Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.


--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Nationwide China Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Financial
   Services Fund                                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Natural Resources Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Technology and
   Communications Fund                                  2.00%                90
--------------------------------------------------------------------------------
Nationwide Global Utilities Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                      2.00%                90
--------------------------------------------------------------------------------
Nationwide International Growth Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide International Value Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Market Neutral Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                        2.00%                90
--------------------------------------------------------------------------------
Nationwide Mid Cap Growth
   Leaders Fund                                         2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Fund                               2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                          2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Growth
   Opportunities Fund                                   2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                         2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Nationwide U.S. Small Cap Value Fund                    2.00%                90
--------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                     2.00%                90
--------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                       2.00%                90
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Nationwide Growth Fund                                  2.00%                30
--------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Fund                                         2.00%                30
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                 2.00%                30
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                     2.00%                30
--------------------------------------------------------------------------------
Nationwide Value Fund                                   2.00%                30
--------------------------------------------------------------------------------
Nationwide Bond Fund                                    2.00%                 7
--------------------------------------------------------------------------------
Nationwide Bond Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide International Index Fund                     2.00%                 7
--------------------------------------------------------------------------------
Nationwide Mid Cap Market
   Index Fund                                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Short Duration
   Bond Fund                                            2.00%                 7
--------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                         2.00%                 7
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                         2.00%                 7
--------------------------------------------------------------------------------


30 | TARGET DESTINATION SERIES

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund's then-current NAV until you give the Trust different instructions.

TAX CONSIDERATIONS

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:


o distributions are taxable to you at either ordinary income or capital gains tax rates;


o distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;


o distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;


o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;


o for corporate shareholders, a portion of income dividends paid may be eligible for the corporate dividend-received deduction, subject to certain limitations and

o distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.


The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund's fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.


Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES


Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.


REBALANCING TARGET ASSET ALLOCATIONS


As a Fund rebalances its portfolio or adjusts its exposure to different asset classes, including when a Fund reaches 20 years beyond its target date, the Fund may experience gains and losses on sale of portfolio assets or redemption of shares in an Underlying Fund, which, in turn, may cause a Fund to make additional capital gain distributions to its shareholders. In


                                                  TARGET DESTINATION SERIES | 31
addition, when a Fund reaches 20 years beyond its target date, it is expected that the Fund will be combined with the Nationwide Retirement Income Fund. Such a combination likely would be effected as an acquisition of the assets of the applicable Fund in exchange for shares of the Nationwide Retirement Income Fund at net asset value, with the shares of Nationwide Retirement Income Fund then distributed to shareholders of the applicable Fund. Based on current tax rules, the Adviser expects such a combination to be effected in a non-taxable transaction. Changes in such tax rules or applicable law or other developments could negatively impact the combination of Funds.

At the time the Board of Trustees evaluates a proposed combination, the Board will consider, among other things, the taxability of the proposed combination under the law as it exists at that time. If the Funds are advised by counsel that the combination would have a material adverse tax result for shareholders for federal income tax purposes (or, if the Board otherwise so determines), it is not expected that the combination would take place.

OTHER TAX JURISDICTIONS


Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by a Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after October 31, 2008, unless such exemptions are extended or made permanent.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


THIS DISCUSSION OF "DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.


32 | TARGET DESTINATION SERIES

SECTION 6 MULTI-MANAGER STRUCTURE

The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate more efficiently.

In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

o     initial due diligence on prospective Fund subadvisers;

o monitoring subadviser performance, including ongoing analysis and periodic consultations;

o communicating performance expectations and evaluations to the subadvisers and

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

Where the Adviser recommends subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser's performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

                                                  TARGET DESTINATION SERIES | 33

SECTION 7 NATIONWIDE DESTINATION 2010 FUND

The financial highlights tables are intended to help you understand each Fund's financial performance for the fiscal period from its date of inception (August 29, 2007) through October 31, 2007. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds' financial statements, is included in the Trust's annual reports, which are available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------
                                                                   INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------
                                                                               NET
                                                                          REALIZED
                                              NET ASSET                        AND
                                                 VALUE,          NET    UNREALIZED   TOTAL FROM
                                              BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                              OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)           $ 10.00         0.03          0.54         0.57
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)           $ 10.00         0.04          0.52         0.56
------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)           $ 10.00         0.04          0.52         0.56
------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)           $ 10.00             (h)       0.56         0.56
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)           $ 10.00         0.05          0.53         0.58
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)           $ 10.00         0.05          0.53         0.58
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                      NET                   NET ASSET
                                               INVESTMENT           TOTAL  VALUE, END            TOTAL
                                                   INCOME   DISTRIBUTIONS   OF PERIOD    RETURN (a)(b)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)              (0.03)          (0.03)      $10.54            5.74%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)              (0.03)          (0.03)      $10.53            5.61%
------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)              (0.03)          (0.03)      $10.53            5.61%
------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)              (0.03)          (0.03)      $10.53            5.64%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)              (0.04)          (0.04)      $10.54            5.76%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)              (0.04)          (0.04)      $10.54            5.79%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES   INCOME (LOSS)
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000'S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)       $    8            0.90%            1.48%           1.36%          1.01%           6.28%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.42%            2.01%           1.42%          2.01%           6.28%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.42%            2.01%           1.42%          2.01%           6.28%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)       $   79            1.08%            0.05%           1.24%         (0.11%)          6.28%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $    1            0.71%            2.69%           0.71%          2.69%           6.28%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $1,060            0.33%            3.02%           0.50%          2.85%           6.28%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


34 | TARGET DESTINATION SERIES

SECTION 7 NATIONWIDE DESTINATION 2015 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------
                                                                   INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------
                                                                               NET
                                                                          REALIZED
                                              NET ASSET                        AND
                                                 VALUE,          NET    UNREALIZED   TOTAL FROM
                                              BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                              OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.05          0.54         0.59
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.55         0.58
------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.55         0.58
------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.21          0.38         0.59
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.05          0.55         0.60
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.05          0.55         0.60
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                     NET                    NET ASSET
                                              INVESTMENT           TOTAL   VALUE, END          TOTAL
                                                  INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.56           5.94%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.55           5.81%
------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.55           5.81%
------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.56           5.94%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.56           5.97%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.56           6.00%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES          INCOME
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000'S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.06%            2.92%           1.77%           2.21%          1.12%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.42%            1.86%           1.42%           1.86%          1.12%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.42%            1.86%           1.42%           1.86%          1.12%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.06%           11.57%           1.06%          11.57%          1.12%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $    1            0.71%            2.57%           0.71%           2.57%          1.12%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $1,055            0.33%            2.91%           0.50%           2.74%          1.12%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


                                                  TARGET DESTINATION SERIES | 35

SECTION 7 NATIONWIDE DESTINATION 2020 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------
                                                                   INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------
                                                                               NET
                                                                          REALIZED
                                              NET ASSET                        AND
                                                 VALUE,          NET    UNREALIZED   TOTAL FROM
                                              BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                              OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.01          0.62         0.63
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.59         0.62
------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.59         0.62
------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.01          0.62         0.63
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.04          0.60         0.64
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.05          0.59         0.64
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                     NET                    NET ASSET
                                              INVESTMENT           TOTAL   VALUE, END           TOTAL
                                                  INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.60           6.35%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.59           6.22%
------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.59           6.22%
------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.60           6.35%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.60           6.38%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.60           6.40%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES          INCOME
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000'S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)       $   47            0.85%            0.36%           1.09%           0.12%          1.99%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.41%            1.62%           1.41%           1.62%          1.99%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.41%            1.62%           1.41%           1.62%          1.99%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)       $   14            0.88%            0.47%           1.03%           0.32%          1.99%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $    1            0.71%            2.33%           0.71%           2.33%          1.99%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $1,059            0.33%            2.79%           0.50%           2.62%          1.99%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


36 | TARGET DESTINATION SERIES

SECTION 7 NATIONWIDE DESTINATION 2025 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------
                                                                   INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------
                                                                               NET
                                                                          REALIZED
                                              NET ASSET                        AND
                                                 VALUE,          NET    UNREALIZED   TOTAL FROM
                                              BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                              OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.01          0.66         0.67
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.64         0.67
------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.64         0.67
------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.03          0.65         0.68
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.04          0.65         0.69
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00         0.05          0.64         0.69
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                     NET                    NET ASSET
                                              INVESTMENT           TOTAL   VALUE, END           TOTAL
                                                  INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.64           6.74%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.64           6.72%
------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.64           6.72%
------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.65           6.84%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.65           6.87%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.65           6.90%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES          INCOME
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END OF         EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                            PERIOD       TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000'S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)       $   14            0.88%            0.37%           1.23%           0.03%          0.96%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.41%            1.50%           1.41%           1.50%          0.96%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.41%            1.50%           1.41%           1.50%          0.96%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.06%            1.86%           1.06%           1.86%          0.96%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $    1            0.70%            2.21%           0.70%           2.21%          0.96%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $1,064            0.33%            2.57%           0.50%           2.40%          0.96%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


                                                  TARGET DESTINATION SERIES | 37

SECTION 7 NATIONWIDE DESTINATION 2030 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

------------------------------------------------------------------------------------------------
                                                                 INVESTMENT ACTIVITIES
------------------------------------------------------------------------------------------------
                                                                               NET
                                                                          REALIZED
                                              NET ASSET          NET           AND
                                                 VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                              BEGINNING       INCOME      GAINS ON   INVESTMENT
                                              OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)            $10.00        --(h)          0.75         0.75
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)            $10.00      0.02             0.73         0.75
------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00      0.02             0.73         0.75
------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)            $10.00     (0.01)            0.76         0.75
------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00      0.04             0.73         0.77
------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)            $10.00      0.04             0.73         0.77
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------
                                                     NET                    NET ASSET
                                              INVESTMENT           TOTAL   VALUE, END           TOTAL
                                                  INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.72           7.54%
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.72           7.52%
------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.72           7.52%
------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)             (0.03)          (0.03)       $10.72           7.54%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.73           7.67%
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)             (0.04)          (0.04)       $10.73           7.70%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                            RATIO OF      INVESTMENT
                                                                               RATIO        EXPENSES   INCOME (LOSS)
                                                                              OF NET       (PRIOR TO       (PRIOR TO
                                        NET ASSETS         RATIO OF       INVESTMENT     REIMBURSE-       REIMBURSE-
                                         AT END OF         EXPENSES    INCOME (LOSS)       MENTS) TO      MENTS) TO
                                            PERIOD       TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000'S)   NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)   TURNOVER (e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)       $   25            0.88%           0.05%            1.19%         (0.27%)          8.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.40%           1.36%            1.40%          1.36%           8.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)       $    1            1.40%           1.37%            1.40%          1.37%           8.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)       $   98            1.08%          (0.51%)           1.24%         (0.67%)          8.45%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $    1            0.70%           2.07%            0.70%          2.07%           8.45%
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)       $1,072            0.33%           2.34%            0.50%          2.17%           8.45%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


38 | TARGET DESTINATION SERIES

SECTION 7 NATIONWIDE DESTINATION 2035 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET                        AND
                                             VALUE,          NET    UNREALIZED   TOTAL FROM
                                          BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                          OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        $10.00        --(h)          0.79         0.79
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        $10.00      0.02             0.76         0.78
-------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00      0.02             0.76         0.78
-------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00      0.03             0.75         0.78
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00      0.03             0.77         0.80
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00      0.04             0.76         0.80
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------

                                                NET                    NET ASSET
                                         INVESTMENT           TOTAL   VALUE, END           TOTAL
                                             INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.76           7.95%
--------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.75           7.82%
--------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.75           7.82%
--------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.75           7.85%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.76           7.98%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.76           8.00%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                             RATIO        EXPENSES          INCOME
                                                                            OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS          RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF          EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                         PERIOD        TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                        (000'S)    NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)  TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)    $   28             0.87%            0.10%           1.15%         (0.18%)         0.85%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.40%            1.24%           1.42%          1.22%          0.85%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.40%            1.24%           1.42%          1.22%          0.85%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.05%            1.80%           1.07%          1.78%          0.85%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $    1             0.70%            1.93%           0.72%          1.91%          0.85%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $1,075             0.33%            2.28%           0.50%          2.11%          0.85%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h)   The amount is less than $0.005.


                                                  TARGET DESTINATION SERIES | 39

SECTION 7 NATIONWIDE DESTINATION 2040 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET                        AND
                                             VALUE,          NET    UNREALIZED   TOTAL FROM
                                          BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                          OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.81         0.83
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.82         0.84
-------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.82         0.84
-------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.82         0.84
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.03          0.82         0.85
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.04          0.82         0.86
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
--------------------------------------------------------------------------------------------------

                                                NET                    NET ASSET
                                         INVESTMENT           TOTAL   VALUE, END           TOTAL
                                             INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.80           8.35%
--------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.81           8.42%
--------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.81           8.42%
--------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.81           8.45%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.81           8.48%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.82           8.61%
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                             RATIO        EXPENSES          INCOME
                                                                            OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS          RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF          EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                         PERIOD        TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                        (000'S)    NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)  TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)    $    1             0.98%            1.11%           1.51%           0.58%         1.45%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.40%            1.13%           1.45%           1.07%         1.45%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.40%            1.13%           1.45%           1.08%         1.45%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)    $    2             1.07%            1.09%           1.19%           0.97%         1.45%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $    1             0.70%            1.83%           0.75%           1.77%         1.45%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $1,080             0.33%            2.10%           0.50%           1.93%         1.45%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


40 | TARGET DESTINATION SERIES

SECTION 7 NATIONWIDE DESTINATION 2045 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET                        AND
                                             VALUE,          NET    UNREALIZED   TOTAL FROM
                                          BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                          OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.88         0.90
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.87         0.89
-------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.87         0.89
-------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.02          0.87         0.89
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.03          0.87         0.90
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.04          0.87         0.91
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------

                                                NET                    NET ASSET
                                         INVESTMENT           TOTAL   VALUE, END           TOTAL
                                             INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.87           9.06%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.86           8.93%
-------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.86           8.93%
-------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.86           8.96%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.86           8.98%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.87           9.11%
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                             RATIO        EXPENSES          INCOME
                                                                            OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS          RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF          EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                         PERIOD        TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                        (000'S)    NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)  TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)    $    2             0.85%            1.32%           1.26%           0.91%         1.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.40%            0.90%           1.48%           0.82%         1.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.40%            0.90%           1.48%           0.82%         1.44%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)    $    6             1.05%            1.25%           1.14%           1.16%         1.44%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $    1             0.70%            1.59%           0.79%           1.50%         1.44%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $1,085             0.33%            2.01%           0.50%           1.84%         1.44%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


                                                  TARGET DESTINATION SERIES | 41

SECTION 7 NATIONWIDE DESTINATION 2050 FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET          NET           AND
                                             VALUE,   INVESTMENT    UNREALIZED   TOTAL FROM
                                          BEGINNING       INCOME      GAINS ON   INVESTMENT
                                          OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        $10.00       (0.01)          0.93         0.92
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        $10.00        0.02           0.89         0.91
-------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00        0.02           0.89         0.91
-------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00        0.01           0.91         0.92
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00        0.03           0.90         0.93
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00        0.04           0.90         0.94
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------

                                                NET                    NET ASSET
                                         INVESTMENT           TOTAL   VALUE, END           TOTAL
                                             INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.89           9.25%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.88           9.13%
-------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.88           9.13%
-------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.89           9.25%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.89           9.28%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.90           9.41%
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                             RATIO        EXPENSES   INCOME (LOSS)
                                                                            OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS          RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF          EXPENSES    INCOME (LOSS)       MENTS) TO       MENTS) TO
                                         PERIOD        TO AVERAGE       TO AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                        (000'S)     NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)  TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)    $   53             0.86%          (0.30%)           1.08%         (0.52%)         0.82%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.39%           0.87%            1.49%          0.78%          0.82%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)    $    1             1.39%           0.87%            1.49%          0.77%          0.82%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)    $   13             1.06%           0.62%            1.17%          0.51%          0.82%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $    1             0.70%           1.57%            0.79%          1.48%          0.82%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $1,092             0.33%           1.98%            0.50%          1.81%          0.82%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


42 | TARGET DESTINATION SERIES

SECTION 7 NATIONWIDE RETIREMENT INCOME FUND

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

-------------------------------------------------------------------------------------------
                                                              INVESTMENT ACTIVITIES
-------------------------------------------------------------------------------------------
                                                                           NET
                                                                      REALIZED
                                          NET ASSET                        AND
                                             VALUE,          NET    UNREALIZED   TOTAL FROM
                                          BEGINNING   INVESTMENT      GAINS ON   INVESTMENT
                                          OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.06          0.30         0.36
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.05          0.30         0.35
-------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.04          0.30         0.34
-------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.05          0.31         0.36
-------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.06          0.31         0.37
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        $10.00         0.07          0.31         0.38
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS
-------------------------------------------------------------------------------------------------

                                                NET                    NET ASSET
                                         INVESTMENT           TOTAL   VALUE, END           TOTAL
                                             INCOME   DISTRIBUTIONS    OF PERIOD   RETURN (a)(b)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.33           3.64%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.32           3.51%
-------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.32           3.51%
-------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)        (0.03)          (0.03)       $10.33           3.64%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.33           3.67%
-------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)        (0.04)          (0.04)       $10.34           3.79%
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                          RATIO OF      INVESTMENT
                                                                             RATIO        EXPENSES          INCOME
                                                                            OF NET       (PRIOR TO       (PRIOR TO
                                     NET ASSETS          RATIO OF       INVESTMENT      REIMBURSE-      REIMBURSE-
                                      AT END OF          EXPENSES        INCOME TO       MENTS) TO       MENTS) TO
                                         PERIOD        TO AVERAGE          AVERAGE     AVERAGE NET     AVERAGE NET     PORTFOLIO
                                        (000'S)    NET ASSETS (c)   NET ASSETS (c)   ASSETS (c)(d)   ASSETS (c)(d)  TURNOVER (e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2007 (f) (g)    $    1   1.07%            3.18%           1.79%           2.46%         1.03%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2007 (f) (g)    $    1   1.43%            2.59%           1.43%           2.59%         1.03%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R1 SHARES
Period Ended October 31, 2007 (f) (g)    $    1   1.43%            2.59%           1.43%           2.59%         1.03%
--------------------------------------------------------------------------------------------------------------------------------
CLASS R2 SHARES
Period Ended October 31, 2007 (f) (g)    $    1   1.07%            2.95%           1.07%           2.95%         1.03%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $    1   0.72%            3.31%           0.72%           3.31%         1.03%
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2007 (f) (g)    $1,033   0.33%            3.74%           0.50%           3.57%         1.03%
--------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(g) Net investment income (loss) is based on average shares outstanding during the period.


                                                  TARGET DESTINATION SERIES | 43

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following is a description of the Underlying Funds that are currently eligible for each asset class. The mix of Underlying Funds held by an individual Fund depends on its selected allocation and the portfolio manager's assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. STOCKS - LARGE CAP

NATIONWIDE S&P 500(R) INDEX FUND seeks to approximately match the performance and yield of the S&P 500(R) Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund employs a "passive" management approach and does not necessarily invest in all of the common stocks in the S&P 500(R), or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in a statistically selected sample of equity securities of companies included in the S&P 500(R) and in derivative instruments linked to the S&P 500(R). The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500(R) and in derivative instruments linked to the S&P 500(R), primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500(R) as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN LARGE-CAP U.S. STOCKS.

U.S. STOCKS - MID CAP


NATIONWIDE MID CAP MARKET INDEX FUND seeks to match the performance of the S&P Mid Cap 400(R) Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400(R) is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and, under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the S&P 400(R) and in derivative instruments linked to the S&P 400(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400(R), or in the same weightings as in the S&P 400(R); however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400(R) as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN MID-CAP U.S. STOCKS.

U.S. STOCKS - SMALL CAP


NATIONWIDE SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000(R) Index as closely as possible before the deduction of Fund expenses. The Russell 2000(R) is a market weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sample of equity securities of companies included in the Russell 2000(R) and in derivative instruments linked to the Russell 2000(R), primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000(R), or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000(R) Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN SMALL-CAP U.S. STOCKS.

INTERNATIONAL STOCKS

NATIONWIDE INTERNATIONAL INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund employs a "passive" management approach and under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sample of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the Index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER EQUITY FUNDS THAT INVEST IN INTERNATIONAL STOCKS.

EMERGING MARKET STOCKS

UNAFFILIATED EMERGING MARKET FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that invest primarily in equity securities of companies located in "emerging market countries." Under normal circumstances, such a fund invests primarily in equity securities of companies that are located in emerging markets or

44 | TARGET DESTINATION SERIES
developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. Unaffiliated emerging markets funds may include those that seek to track the performance of an index that measures the performance of emerging market stocks, such as the MSCI Emerging Markets Index. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. Investing in emerging market securities carries the same types of risks as those that apply to international securities generally, although the degree of risk is more significant with respect to emerging markets and developing countries.

COMMODITIES

UNAFFILIATED COMMODITY-LINKED FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in a combination of commodity-linked derivative instruments and fixed-income securities backing those instruments. These funds will invest primarily in commodity-linked structured notes and swaps designed to track the performance of one of the widely-recognized commodity indexes.

REITS

UNAFFILIATED REIT FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by U.S. or international real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.


INTERMEDIATE-TERM BONDS


NATIONWIDE BOND INDEX FUND seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Index") as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund employs a "passive" management approach and invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER FIXED-INCOME FUNDS THAT INVEST IN U.S. INTERMEDIATE-TERM BONDS.

INFLATION-PROTECTED BONDS

UNAFFILIATED TIPS BOND FUNDS. The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in Treasury Inflation Protected Securities, also known as TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price.

INTERNATIONAL BONDS

UNAFFILIATED INTERNATIONAL BOND FUNDS. The Funds may invest in one or more unaffiliated mutual funds that, under normal circumstances, invest at least 80% of their net assets in fixed-income securities of foreign government and corporate issuers. Such fixed-income securities may include long-term and short-term foreign government bonds, participation interests in loans, debt obligations of foreign corporations, structured note derivatives, stripped securities, zero coupon securities and bonds issued by "supra-national" entities, such as the World Bank. These funds also may invest in securities that are rated below investment grade (commonly known as "junk bonds") and in securities issued in emerging market countries. In addition to the types of risk offered by funds that invest primarily in U.S. bonds, these funds also present the risks inherent in foreign securities and lower- or non-rated securities. These risks are more significant with respect to bonds and other fixed-income securities issued or traded in emerging markets and developing countries.

HIGH YIELD FIXED-INCOME

UNAFFILIATED U.S. HIGH YIELD FUNDS. The Funds may invest in one or more unaffiliated mutual funds that seek to provide a high level of current income as their primary investment objective. These funds may seek capital appreciation as a

                                                  TARGET DESTINATION SERIES | 45
secondary objective. Under normal circumstances, these funds invest primarily in higher yielding and generally lower quality debt securities (rated Ba or BB or below by a nationally recognized statistical rating organization.


SHORT-TERM BONDS


AFFILIATED AND UNAFFILIATED SHORT-TERM BONDS. The Funds may invest in one or more affiliated or unaffiliated mutual funds or exchange-traded funds that, under normal circumstances seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, these funds invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. These funds also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. Short-term bond funds are generally managed so that their duration will not exceed three years, and a fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the fund's share value.


THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.

THE FUNDS MAY ALSO INVEST IN OTHER FUNDS THAT INVEST PRIMARILY IN SHORT-TERM FIXED-INCOME INVESTMENTS.

MONEY MARKET INSTRUMENTS


NATIONWIDE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.


THE FUNDS MAY ALSO INVEST IN OTHER MONEY MARKET FUNDS OR MONEY MARKET
INSTRUMENTS.


46 | TARGET DESTINATION SERIES

INFORMATION FROM NATIONWIDE FUNDS

Please read this Prospectus before you invest and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Funds:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920 or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov;

o     by electronic request to publicinfo@sec.gov;

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents).

The Trust's Investment Company Act File No.: 811-08495


The Nationwide framemark and ON YOUR SIDE are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

(C) 2008 Nationwide Funds Group. All rights reserved.                SPR-TD 2/08

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 28, 2008


                             NATIONWIDE MUTUAL FUNDS


NATIONWIDE BOND FUND
NATIONWIDE BOND INDEX FUND
NATIONWIDE CHINA OPPORTUNITIES FUND
NATIONWIDE EMERGING MARKETS FUND
NATIONWIDE ENHANCED INCOME FUND
NATIONWIDE FUND
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND
NATIONWIDE HEALTH SCIENCES FUND (formerly
   Nationwide Global Health Sciences Fund)
NATIONWIDE NATURAL RESOURCES FUND (formerly
   Nationwide Global Natural Resources Fund)
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND
   (formerly Nationwide Global Technology and Communications Fund) NATIONWIDE GLOBAL UTILITIES FUND
NATIONWIDE GOVERNMENT BOND FUND
NATIONWIDE GROWTH FUND
NATIONWIDE INTERNATIONAL GROWTH FUND
NATIONWIDE INTERNATIONAL INDEX FUND
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND
NATIONWIDE LARGE CAP VALUE FUND
NATIONWIDE MICRO CAP EQUITY FUND
NATIONWIDE MID CAP GROWTH FUND
NATIONWIDE MID CAP GROWTH LEADERS FUND
NATIONWIDE MID CAP MARKET INDEX FUND
NATIONWIDE MONEY MARKET FUND
NATIONWIDE LEADERS FUND
NATIONWIDE OPTIMAL ALLOCATIONS FUND: GROWTH
NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE GROWTH
NATIONWIDE OPTIMAL ALLOCATIONS FUND: MODERATE
NATIONWIDE OPTIMAL ALLOCATIONS FUND: DEFENSIVE
NATIONWIDE OPTIMAL ALLOCATIONS FUND: SPECIALTY
NATIONWIDE S&P 500 INDEX FUND
NATIONWIDE SHORT DURATION BOND FUND
NATIONWIDE SMALL CAP FUND (CLOSED TO NEW INVESTORS)
NATIONWIDE SMALL CAP INDEX FUND
NATIONWIDE SMALL CAP LEADERS FUND
NATIONWIDE TAX-FREE INCOME FUND
NATIONWIDE U.S. GROWTH LEADERS FUND
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND
NATIONWIDE VALUE OPPORTUNITIES FUND
NATIONWIDE WORLDWIDE LEADERS FUND
NORTHPOINTE SMALL CAP GROWTH FUND
NORTHPOINTE SMALL CAP VALUE FUND


      Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:


            o Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund, Nationwide Natural Resources Fund, Nationwide Technology and Communications Fund and Nationwide Global Utilities Fund dated February 28, 2008;

            o Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund dated February 28, 2008;

            o NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund dated February 28, 2008;

            o     Nationwide Micro Cap Equity Fund dated February 28, 2008;

            o Nationwide Growth Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Fund and Nationwide Value Opportunities Fund dated February 28, 2008;

            o Nationwide Mid Cap Growth Leaders Fund, Nationwide Leaders Fund, Nationwide Small Cap Leaders Fund, Nationwide U.S. Growth Leaders Fund and Nationwide Worldwide Leaders Fund dated February 28, 2008;

            o Nationwide Bond Fund, Nationwide Government Bond Fund and Nationwide Tax-Free Income Fund (Class X and Class Y shares) dated February 28, 2008;

            o Nationwide Bond Fund, Nationwide Government Bond Fund, Nationwide Money Market Fund, Nationwide Enhanced Income Fund, Nationwide Short Duration Bond Fund and Nationwide Tax-Free Income Fund dated February 28, 2008;

            o Nationwide China Opportunities Fund, Nationwide Emerging Markets Fund and Nationwide International Growth Fund dated February 28, 2008;

            o Nationwide U.S. Growth Leaders Long-Short Fund dated February 28, 2008;

            o Nationwide Small Cap Fund dated February 28, 2008 (closed to new investors);

            o Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, Nationwide Optimal Allocations Fund:
                  Specialty, and Nationwide Optimal Allocations Fund: Defensive dated February 28, 2008;

            o Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund dated February 28, 2008.


      Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-6311.

                                TABLE OF CONTENTS


                                                                            PAGE
General Information and History .........................................     1
Additional Information on Portfolio Instruments and Investment Policies..     2
Description of Portfolio Instruments and Investment Policies ............    11
Investment Restrictions .................................................    47
Disclosure of Portfolio Holdings ........................................    51
Trustees and Officers of the Trust .....................................     53
Investment Advisory and Other Services .................................     63
Brokerage Allocation ...................................................     93
Additional Information on Purchases and Sales ..........................     98
Valuation of Shares ....................................................    106
Systematic Investment Strategies .......................................    108
Investor Privileges ....................................................    109
Investor Services ......................................................    111
Fund Performance Advertising ...........................................    112
Additional Information .................................................    114
Additional General Tax Information for All Funds .......................    118
Major Shareholders .....................................................    130
Financial Statements ...................................................    131
Appendix A - Debt Ratings ..............................................    A-1
Appendix B - Proxy Voting Guidelines Summaries .........................    B-1
Appendix C - Portfolio Managers ........................................    C-1

                         GENERAL INFORMATION AND HISTORY

      Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust.


      The Trust currently consists of 62 separate series, each with its own investment objective. Each of the Funds, except the Nationwide Leaders, Nationwide U.S. Growth Leaders, Nationwide Worldwide Leaders, Nationwide Health Sciences, Nationwide Global Financial Services, Nationwide Natural Resources, Nationwide Global Utilities, Nationwide Technology and Communications, each of the Investor Destinations and each of the Optimal Allocations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

      ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

ALL FUNDS

      The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

      With respect to the Investor Destinations Funds and the Optimal Allocations Funds (together, the "Funds of Funds" and individually, a "Fund of Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund" to include the mutual funds in which each Fund of Funds will invest (the "Underlying Funds").

      Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nationwide  Nationwide  Nationwide  Nationwide
                                                  Nationwide              Nationwide   Tax-Free   Government     Money     S&P 500
        TYPE OF INVESTMENT OR TECHNIQUE             Growth    Nationwide     Bond       Income       Bond       Market      Index
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                     Y           Y                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                       Y           Y           Y                       Y
------------------------------------------------------------------------------------------------------------------------------------
Small company stocks                                   Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Special situation companies                            Y           Y                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                    Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities                                  Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities              Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Investment companies                                   Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                              Y                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                          Y           Y           Y                                   Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                                    Y           Y                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging
markets
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities                                 Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                 Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued but with
397 days or less remaining to maturity                 Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Short-term debt                                        Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                  Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                         Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                                                              Y
------------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                                                    Y
------------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                                      Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                    Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign) (denominated in U.S. $)                               Y                                   Y
------------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper (denominated in U.S. $)       Y           Y                                               Y
------------------------------------------------------------------------------------------------------------------------------------
Duration                                                                       Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities                             Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Money market instruments                               Y           Y           Y           Y           Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                         Nationwide
                                                    Nationwide   Nationwide  Nationwide   Mid Cap      Nationwide   Nationwide
                                                      Value        Health     Small Cap    Market    International     Bond
        TYPE OF INVESTMENT OR TECHNIQUE           Opportunities   Sciences      Index      Index         Index         Index
------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                       Y            Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                         Y            Y
------------------------------------------------------------------------------------------------------------------------------
Small company stocks                                     Y            Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------
Special situation companies                              Y            Y           Y           Y
------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                      Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Restricted securities                                    Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities                Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Investment companies                                     Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                    Y            Y           Y           Y            Y
------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                            Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                                      Y            Y           Y           Y            Y
------------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging
markets                                                  Y            Y
------------------------------------------------------------------------------------------------------------------------------
Convertible securities                                   Y            Y
------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                                                           Y
------------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued but with
397 days or less remaining to maturity                   Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Short-term debt                                          Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                    Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                                                                   Y
------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities
------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt
------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                      Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign) (denominated in U.S. $)                                                                         Y
------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper (denominated in U.S. $)                      Y                                    Y             Y
------------------------------------------------------------------------------------------------------------------------------
Duration                                                              Y                                                  Y
------------------------------------------------------------------------------------------------------------------------------
U.S. government securities                               Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------
Money market instruments                                 Y            Y           Y           Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Nationwide
                                         Nationwide              Nationwide              NorthPointe   Nationwide     Investor
                                            Large    Nationwide    Short     Nationwide     Small       Investor    Destinations
                                             Cap       Small      Duration    Enhanced       Cap      Destinations   Moderately
    TYPE OF INVESTMENT OR TECHNIQUE         Value       Cap         Bond       Income       Value      Aggressive    Aggressive
--------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                            Y           Y                                   Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                              Y                                               Y
--------------------------------------------------------------------------------------------------------------------------------
Small company stocks                          Y           Y                                   Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Special situation companies                   Y           Y                                   Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                           Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Restricted securities                         Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
When-issued/delayed-delivery securities       Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Investment companies                          Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)         Y           Y                                   Y
--------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                 Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                           Y           Y                                   Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Securities from developing
countries/emerging markets                                Y                                   Y
--------------------------------------------------------------------------------------------------------------------------------
Convertible securities                        Y           Y                                   Y
--------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                Y           Y           Y           Y                         Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally
issued but with 397 days or less
remaining to maturity                         Y           Y           Y           Y                         Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Short-term debt                               Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities         Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                Y           Y
--------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
--------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                   Y
--------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt
--------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments           Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
(denominated in U.S. $)                       Y           Y           Y           Y                         Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper)
(denominated in U.S. $)                                               Y           Y                         Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Duration                                                              Y           Y                         Y             Y
--------------------------------------------------------------------------------------------------------------------------------
U.S. government securities                    Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------
Money market instruments                      Y           Y           Y           Y           Y             Y             Y
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Nationwide
                                      Nationwide     Investor     Nationwide   Nationwide    Nationwide
                                       Investor    Destinations    Investor      Mid Cap     Technology    Nationwide   Nationwide
                                     Destinations   Moderately   Destinations    Growth         and         Emerging   International
  TYPE OF INVESTMENT OR TECHNIQUE      Moderate    Conservative  Conservative    Leaders   Communications    Markets      Growth
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                         Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                                                    Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Small company stocks                       Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Special situation companies                Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                        Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities                      Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
When-issued/delayed-delivery
securities                                 Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Investment companies                       Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts
(REITS)                                                                             Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers              Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                        Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Securities from developing
countries/emerging markets                                                          Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities                                                              Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt                             Y            Y              Y                                       Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally
issued but with 397 days or less
remaining to maturity                      Y            Y              Y                                       Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Short-term debt                            Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate
securities                                 Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                                                         Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                                                                                              Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                                                                                    Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                                                                      Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments        Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign)
(denominated in U.S. $)                    Y            Y              Y            Y                          Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper)
(denominated in U.S. $)                    Y            Y              Y                                       Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Duration                                   Y            Y              Y                                       Y             Y
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities                 Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Money market instruments                   Y            Y              Y            Y             Y            Y             Y
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nationwide
                                                    Nationwide      Nationwide          Global         Nationwide
                                                    Worldwide      U.S. Growth        Financial          Global       Nationwide
       TYPE OF INVESTMENT OR TECHNIQUE               Leaders         Leaders           Services         Utilities       Leaders
--------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                      Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                        Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Small company stocks                                    Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Special situation companies                             Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                     Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Restricted securities                                   Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities               Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Investment companies                                    Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                   Y                                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                           Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                                     Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/
emerging markets                                        Y               Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------------
Convertible securities                                  Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                          Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------------
Long-term debt when  originally  issued,  but
with 397 days or less remaining to maturity                             Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Short-term debt                                         Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                   Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                                                    Y                 Y
--------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
--------------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                                                               Y                 Y
--------------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                               Y
--------------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                     Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Sovereign debt(foreign)(denominated  in U.S. $)         Y
--------------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper (denominated in U.S. $)        Y                                                                  Y
--------------------------------------------------------------------------------------------------------------------------------
Duration                                                Y
--------------------------------------------------------------------------------------------------------------------------------
U.S. government securities                              Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------
Money market instruments                                Y               Y                 Y                 Y              Y
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                Nationwide
                                                                                   U.S.
                                                  Nationwide     Nationwide       Growth       NorthPointe
                                                    Micro          Mid Cap        Leaders       Small Cap
       TYPE OF INVESTMENT OR TECHNIQUE            Cap Equity       Growth       Long-Short        Growth
----------------------------------------------------------------------------------------------------------
U.S. common stocks                                    Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Preferred stocks                                                      Y              Y
----------------------------------------------------------------------------------------------------------
Small company stocks                                  Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Special situation companies                           Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Illiquid securities                                   Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Restricted securities                                 Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities             Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Investment companies                                  Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                 Y               Y                             Y
----------------------------------------------------------------------------------------------------------
Securities of foreign issuers                         Y               Y                             Y
----------------------------------------------------------------------------------------------------------
Depositary receipts                                   Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Securities from developing countries/
emerging markets
----------------------------------------------------------------------------------------------------------
Convertible securities                                                Y              Y
----------------------------------------------------------------------------------------------------------
Long-term debt
----------------------------------------------------------------------------------------------------------
Long-term debt when  originally  issued,  but
with 397 days or less remaining to maturity                                          Y
----------------------------------------------------------------------------------------------------------
Short-term debt                                       Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Floating and variable rate securities                 Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Zero coupon securities
----------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
----------------------------------------------------------------------------------------------------------
Deferred payment securities
----------------------------------------------------------------------------------------------------------
Non-investment grade debt
----------------------------------------------------------------------------------------------------------
Loan participations and assignments                   Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Sovereign  debt(foreign)(denominated  in U.S. $)
----------------------------------------------------------------------------------------------------------
Foreign commercial paper (denominated in U.S. $)                      Y
----------------------------------------------------------------------------------------------------------
Duration
----------------------------------------------------------------------------------------------------------
U.S. government securities                            Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------
Money market instruments                              Y               Y              Y              Y
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                          Nationwide
                                                         Nationwide         Optimal           Nationwide       Nationwide
                                                           Optimal        Allocations:         Optimal           Optimal
                                                        Allocations:       Moderate          Allocations:     Allocations:
         TYPE OF INVESTMENT OR TECHNIQUE                   Growth           Growth             Moderate         Specialty
--------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                            Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                              Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Small company stocks                                          Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Special situation companies                                   Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                           Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Restricted securities                                         Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities                     Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Investment companies                                          Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                         Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                                 Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Depositary receipts                                           Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging                 Y                Y                  Y                 Y
markets
--------------------------------------------------------------------------------------------------------------------------
Convertible securities                                        Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued but with                Y                Y                  Y                 Y
397 days or less remaining to maturity
--------------------------------------------------------------------------------------------------------------------------
Short-term debt                                               Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                         Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                        Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds
--------------------------------------------------------------------------------------------------------------------------
Deferred payment securities
--------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                     Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                           Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign) (denominated in U.S. $)              Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper (denominated in U.S. $)              Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Duration                                                      Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
U.S. government securities                                    Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Money market instruments                                      Y                Y                  Y                 Y
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                          Nationwide
                                                           Optimal          Nationwide       Nationwide         Nationwide
                                                         Allocations:         China            Natural           Small Cap
         TYPE OF INVESTMENT OR TECHNIQUE                  Defensive       Opportunities       Resources           Leaders
--------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                            Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Preferred stocks                                              Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Small company stocks                                          Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Special situation companies                                   Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Illiquid securities                                           Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Restricted securities                                         Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
When-issued / delayed-delivery securities                     Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Investment companies                                          Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts (REITS)                         Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Securities of foreign issuers                                 Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Depositary receipts                                           Y                 Y                 Y                  Y
--------------------------------------------------------------------------------------------------------------------------
Securities from developing countries/emerging                 Y                 Y                 Y
markets
--------------------------------------------------------------------------------------------------------------------------
Convertible securities                                        Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Long-term debt                                                Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Long-term debt when originally issued but with                Y                 Y                 Y
397 days or less remaining to maturity
--------------------------------------------------------------------------------------------------------------------------
Short-term debt                                               Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Floating and variable rate securities                         Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Zero coupon securities                                        Y
--------------------------------------------------------------------------------------------------------------------------
Pay-in-kind bonds                                             Y
--------------------------------------------------------------------------------------------------------------------------
Deferred payment securities                                   Y
--------------------------------------------------------------------------------------------------------------------------
Non-investment grade debt                                     Y
--------------------------------------------------------------------------------------------------------------------------
Loan participations and assignments                           Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Sovereign debt (foreign) (denominated in U.S. $)              Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Foreign commercial paper (denominated in U.S. $)              Y                                   Y
--------------------------------------------------------------------------------------------------------------------------
Duration                                                      Y
--------------------------------------------------------------------------------------------------------------------------
U.S. government securities                                    Y                 Y                 Y
--------------------------------------------------------------------------------------------------------------------------
Money market instruments                                      Y                 Y                 Y               Y
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                       Nationwide  Nationwide
                                                   Nationwide              Nationwide   Tax-Free   Government   Nationwide
         TYPE OF INVESTMENT OR TECHNIQUE             Growth    Nationwide     Bond       Income       Bond     Money Market
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                     Y            Y           Y           Y
---------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities                                                   Y                        Y
---------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations                                            Y                        Y
---------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls
---------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                                 Y          Y           Y            Y           Y           Y
---------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations                Y          Y           Y            Y           Y           Y
---------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                                   Y          Y           Y            Y           Y           Y
---------------------------------------------------------------------------------------------------------------------------
Derivatives                                             Y          Y           Y            Y                       Y
---------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                           Y          Y           Y            Y           Y
---------------------------------------------------------------------------------------------------------------------------
Warrants                                                Y          Y
---------------------------------------------------------------------------------------------------------------------------
Futures                                                 Y          Y
---------------------------------------------------------------------------------------------------------------------------
Options                                                 Y          Y           Y            Y
---------------------------------------------------------------------------------------------------------------------------
Foreign currencies
---------------------------------------------------------------------------------------------------------------------------
Forward currency contracts
---------------------------------------------------------------------------------------------------------------------------
Borrowing money                                         Y          Y           Y            Y           Y           Y
---------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                            Y          Y           Y            Y           Y
---------------------------------------------------------------------------------------------------------------------------
Investment of securities lending collateral             Y          Y           Y            Y           Y
---------------------------------------------------------------------------------------------------------------------------
Short sales                                             Y
---------------------------------------------------------------------------------------------------------------------------
Participation Interests
---------------------------------------------------------------------------------------------------------------------------
Swap Agreements                                         Y          Y           Y
---------------------------------------------------------------------------------------------------------------------------
Credit Default Swaps                                                           Y
---------------------------------------------------------------------------------------------------------------------------
Wrap Contracts
---------------------------------------------------------------------------------------------------------------------------
Indexed securities                                      Y          Y
---------------------------------------------------------------------------------------------------------------------------
Strip Bonds                                                                    Y                        Y
---------------------------------------------------------------------------------------------------------------------------
Put Bonds                                                                      Y            Y
---------------------------------------------------------------------------------------------------------------------------
Private Activity and Industrial Development
Bonds
---------------------------------------------------------------------------------------------------------------------------
Custodial Receipts
---------------------------------------------------------------------------------------------------------------------------
Nationwide Contract
---------------------------------------------------------------------------------------------------------------------------
Extendable Commercial Notes                                                                                         Y
---------------------------------------------------------------------------------------------------------------------------
Standby Commitment Agreements
---------------------------------------------------------------------------------------------------------------------------
Municipal Securities                                                                        Y                       Y
---------------------------------------------------------------------------------------------------------------------------
Equity Linked Notes
---------------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Nationwide    Nationwide   Nationwide  Nationwide   Nationwide     Nationwide
                                            S&P 500       Value        Health     Small Cap     Mid Cap    International  Nationwide
  TYPE OF INVESTMENT OR TECHNIQUE            Index    Opportunities   Sciences      Index    Market index      Index      Bond Index
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                                                                    Y
------------------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities                                                                                                  Y
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations                                                                                           Y
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                                                                                                         Y
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                                                                                                       Y
------------------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan obligations       Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                          Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                    Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                  Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                                    Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Futures                                        Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Options                                        Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                          Y             Y                                      Y
------------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                     Y            Y             Y                                      Y
------------------------------------------------------------------------------------------------------------------------------------
Borrowing money                                Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                   Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Investment of securities lending
collateral                                     Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Short sales                                    Y            Y             Y           Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Participation Interests
------------------------------------------------------------------------------------------------------------------------------------
Swap Agreements                                Y            Y                         Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Credit Default Swaps
------------------------------------------------------------------------------------------------------------------------------------
Wrap Contracts
------------------------------------------------------------------------------------------------------------------------------------
Indexed securities                             Y                                      Y            Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Strip Bonds
------------------------------------------------------------------------------------------------------------------------------------
Put Bonds
------------------------------------------------------------------------------------------------------------------------------------
Private Activity and Industrial
Development Bonds
------------------------------------------------------------------------------------------------------------------------------------
Custodial Receipts
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Contract
------------------------------------------------------------------------------------------------------------------------------------
Extendable Commercial Notes
------------------------------------------------------------------------------------------------------------------------------------
Standby Commitment Agreements                                                                                                 Y
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities
------------------------------------------------------------------------------------------------------------------------------------
Equity Linked Notes
------------------------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Nationwide
                                                             Nationwide                            Nationwide     Investor
                                     Nationwide                Short     Nationwide  Northpointe    Investor    Destinations
                                     Large Cap   Nationwide   Duration    Enhanced    Small Cap   Destinations   Moderately
  TYPE OF INVESTMENT OR TECHNIQUE      Value      Small Cap     Bond       Income       Value      Aggressive    Aggressive
----------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                       Y            Y                         Y            Y
----------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities                                     Y            Y
----------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations                              Y            Y                         Y            Y
----------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                                            Y            Y                         Y            Y
----------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                                          Y            Y                         Y            Y
----------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan             Y             Y         Y            Y           Y             Y            Y
obligations
----------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                    Y             Y         Y            Y           Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Derivatives                              Y             Y         Y            Y           Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements            Y             Y         Y            Y           Y
----------------------------------------------------------------------------------------------------------------------------
Warrants                                 Y             Y                                  Y
----------------------------------------------------------------------------------------------------------------------------
Futures                                  Y             Y         Y            Y           Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Options                                  Y             Y         Y            Y           Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Foreign currencies                                                                        Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                             Y                                  Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Borrowing money                          Y             Y         Y            Y           Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities             Y             Y         Y            Y           Y             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Investment of securities lending
collateral                               Y             Y         Y            Y           Y
----------------------------------------------------------------------------------------------------------------------------
Short sales                                                                                             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Participation Interests
----------------------------------------------------------------------------------------------------------------------------
Swap Agreements                          Y                       Y                                      Y            Y
----------------------------------------------------------------------------------------------------------------------------
Credit Default Swaps
----------------------------------------------------------------------------------------------------------------------------
Wrap Contracts
----------------------------------------------------------------------------------------------------------------------------
Indexed securities                                               Y            Y                         Y            Y
----------------------------------------------------------------------------------------------------------------------------
Strip Bonds
----------------------------------------------------------------------------------------------------------------------------
Put Bonds
----------------------------------------------------------------------------------------------------------------------------
Private Activity and Industrial
Development Bonds
----------------------------------------------------------------------------------------------------------------------------
Custodial Receipts
----------------------------------------------------------------------------------------------------------------------------
Nationwide Contract                                                                                                  Y
----------------------------------------------------------------------------------------------------------------------------
Extendable Commercial Notes                                                                             Y            Y
----------------------------------------------------------------------------------------------------------------------------
Standby Commitment Agreements
----------------------------------------------------------------------------------------------------------------------------
Municipal Securities
----------------------------------------------------------------------------------------------------------------------------
Equity Linked Notes
----------------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Nationwide
                                      Nationwide     Investor     Nationwide   Nationwide
                                       Investor    Destinations    Investor      Mid Cap     Nationwide    Nationwide   Nationwide
                                     Destinations   Moderately   Destinations    Growth    Technology and   Emerging   International
  TYPE OF INVESTMENT OR TECHNIQUE      Moderate    Conservative  Conservative    Leaders   Communications    Markets      Growth
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                 Y             Y             Y                                         Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Stripped mortgage securities
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations        Y             Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                      Y             Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities                    Y             Y             Y            Y
------------------------------------------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan
obligations                                Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                      Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Derivatives                                Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements                                                       Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                                                            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Futures                                    Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Options                                    Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Foreign currencies                         Y             Y             Y                          Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Forward currency contracts                 Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Borrowing money                            Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities               Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Investment of securities lending
collateral                                                                          Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Short sales                                Y             Y             Y            Y             Y              Y           Y
------------------------------------------------------------------------------------------------------------------------------------
Participation Interests
------------------------------------------------------------------------------------------------------------------------------------
Swap Agreements                            Y             Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Credit Default Swaps
------------------------------------------------------------------------------------------------------------------------------------
Wrap Contracts
------------------------------------------------------------------------------------------------------------------------------------
Indexed securities                         Y             Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Strip Bonds
------------------------------------------------------------------------------------------------------------------------------------
Put Bonds
------------------------------------------------------------------------------------------------------------------------------------
Private Activity and Industrial
Development Bonds
------------------------------------------------------------------------------------------------------------------------------------
Custodial Receipts
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Contract                        Y             Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Extendable Commercial Notes                Y             Y             Y
------------------------------------------------------------------------------------------------------------------------------------
Standby Commitment Agreements
------------------------------------------------------------------------------------------------------------------------------------
Municipal Securities
------------------------------------------------------------------------------------------------------------------------------------
Equity Linked Notes
------------------------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                 Nationwide
                                      Nationwide    Nationwide     Global     Nationwide
                                       Worldwide   U.S. Growth    Financial     Global     Nationwide
  TYPE OF INVESTMENT OR TECHNIQUE       Leaders      Leaders      Services     Utilities     Leaders
-----------------------------------------------------------------------------------------------------
Mortgage-backed securities                             Y
-----------------------------------------------------------------------------------------------------
Stripped mortgage securities
-----------------------------------------------------------------------------------------------------
Collateralized mortgage obligations
-----------------------------------------------------------------------------------------------------
Mortgage dollar rolls
-----------------------------------------------------------------------------------------------------
Asset-backed securities                                Y
-----------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan
obligations                               Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Repurchase agreements                     Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Derivatives                               Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Reverse repurchase agreements             Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Warrants                                  Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Futures                                   Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Options                                   Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Foreign currencies                        Y            Y             Y             Y
-----------------------------------------------------------------------------------------------------
Forward currency contracts                Y            Y             Y             Y
-----------------------------------------------------------------------------------------------------
Borrowing money                           Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Lending portfolio securities              Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Investment of securities lending
collateral                                Y            Y             Y             Y           Y
-----------------------------------------------------------------------------------------------------
Short sales                               Y                          Y             Y
-----------------------------------------------------------------------------------------------------
Participation Interests
-----------------------------------------------------------------------------------------------------
Swap Agreements                                        Y
-----------------------------------------------------------------------------------------------------
Credit Default Swaps
-----------------------------------------------------------------------------------------------------
Wrap Contracts
-----------------------------------------------------------------------------------------------------
Indexed securities                                     Y                                       Y
-----------------------------------------------------------------------------------------------------
Strip Bonds
-----------------------------------------------------------------------------------------------------
Put Bonds
-----------------------------------------------------------------------------------------------------
Private Activity and Industrial
Development Bonds
-----------------------------------------------------------------------------------------------------
Custodial Receipts
-----------------------------------------------------------------------------------------------------
Nationwide Contract
-----------------------------------------------------------------------------------------------------
Extendable Commercial Notes
-----------------------------------------------------------------------------------------------------
Standby Commitment Agreements
-----------------------------------------------------------------------------------------------------
Municipal Securities
-----------------------------------------------------------------------------------------------------
Equity Linked Notes
-----------------------------------------------------------------------------------------------------
Exchange Traded Funds
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                 Nationwide
                                      Nationwide   Nationwide   U.S. Growth   NorthPointe
                                       Micro Cap     Mid Cap       Leaders     Small Cap
  TYPE OF INVESTMENT OR TECHNIQUE       Equity       Growth      Long-Short      Growth
-----------------------------------------------------------------------------------------
Mortgage-backed securities
-----------------------------------------------------------------------------------------
Stripped mortgage securities
-----------------------------------------------------------------------------------------
Collateralized mortgage obligations
-----------------------------------------------------------------------------------------
Mortgage dollar rolls
-----------------------------------------------------------------------------------------
Asset-backed securities
-----------------------------------------------------------------------------------------
Bank and/or Savings and Loan
obligations                                Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Repurchase agreements                      Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Derivatives                                Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Reverse repurchase agreements              Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Warrants                                   Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Futures                                    Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Options                                    Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Foreign currencies                         Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Forward currency contracts                 Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Borrowing money                            Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Lending portfolio securities               Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Investment of securities lending
collateral                                 Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Short sales                                Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Participation Interests
-----------------------------------------------------------------------------------------
Swap Agreements                                         Y            Y
-----------------------------------------------------------------------------------------
Credit Default Swaps
-----------------------------------------------------------------------------------------
Wrap Contracts
-----------------------------------------------------------------------------------------
Indexed securities                         Y            Y            Y             Y
-----------------------------------------------------------------------------------------
Strip Bonds
-----------------------------------------------------------------------------------------
Put Bonds
-----------------------------------------------------------------------------------------
Private Activity and Industrial
Development Bonds
-----------------------------------------------------------------------------------------
Custodial Receipts
-----------------------------------------------------------------------------------------
Nationwide Contract
-----------------------------------------------------------------------------------------
Extendable Commercial Notes
-----------------------------------------------------------------------------------------
Standby Commitment Agreements
-----------------------------------------------------------------------------------------
Municipal Securities
-----------------------------------------------------------------------------------------
Equity Linked Notes
-----------------------------------------------------------------------------------------
Exchange Traded Funds
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                         Nationwide
                                          Nationwide       Optimal      Nationwide     Nationwide
                                            Optimal     Allocations:     Optimal        Optimal
                                         Allocations:     Moderate     Allocations:   Allocations:
   TYPE OF INVESTMENT OR TECHNIQUE          Growth         Growth        Moderate       Specialty
--------------------------------------------------------------------------------------------------
Mortgage-backed securities                     Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
   Stripped mortgage securities
--------------------------------------------------------------------------------------------------
   Collateralized mortgage obligations                        Y             Y               Y
--------------------------------------------------------------------------------------------------
Mortgage dollar rolls                          Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Asset-backed securities                        Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Bank and/or Savings and Loan
obligations                                    Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Repurchase agreements                          Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Derivatives                                    Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Reverse repurchase agreements                  Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Warrants                                       Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Futures                                        Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Options                                        Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Foreign currencies                             Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Forward currency contracts                     Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Borrowing money                                Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Lending portfolio securities                   Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Investment of securities lending
collateral                                     Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Short sales                                    Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Participation Interests
--------------------------------------------------------------------------------------------------
Swap Agreements                                Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Credit Default Swaps
--------------------------------------------------------------------------------------------------
Wrap Contracts
--------------------------------------------------------------------------------------------------
Indexed securities                             Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Strip Bonds
--------------------------------------------------------------------------------------------------
Put Bonds
--------------------------------------------------------------------------------------------------
Private Activity and Industrial
--------------------------------------------------------------------------------------------------
Development Bonds
--------------------------------------------------------------------------------------------------
Custodial Receipts
--------------------------------------------------------------------------------------------------
Nationwide Contract
--------------------------------------------------------------------------------------------------
Extendable Commercial Notes                    Y              Y             Y               Y
--------------------------------------------------------------------------------------------------
Standby Commitment Agreements
--------------------------------------------------------------------------------------------------
Municipal Securities
--------------------------------------------------------------------------------------------------
Equity Linked Notes
--------------------------------------------------------------------------------------------------
Exchange Traded Funds                          Y              Y             Y               Y
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                          Nationwide
                                           Optimal        Nationwide  Nationwide   Nationwide
                                         Allocations:       China       Natural    Small Cap
   TYPE OF INVESTMENT OR TECHNIQUE         Defensive    Opportunities  Resources    Leaders
--------------------------------------------------------------------------------------------
Mortgage-backed securities                     Y
--------------------------------------------------------------------------------------------
Stripped mortgage securities                   Y
--------------------------------------------------------------------------------------------
Collateralized mortgage obligations            Y
--------------------------------------------------------------------------------------------
Mortgage dollar rolls                          Y
--------------------------------------------------------------------------------------------
Asset-backed securities                        Y                           Y
--------------------------------------------------------------------------------------------
Bank and/or Savings and Loan
obligations                                    Y              Y            Y
--------------------------------------------------------------------------------------------
Repurchase agreements                          Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Derivatives                                    Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Reverse repurchase agreements                  Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Warrants                                       Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Futures                                        Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Options                                        Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Foreign currencies                             Y              Y            Y
--------------------------------------------------------------------------------------------
Forward currency contracts                     Y              Y            Y
--------------------------------------------------------------------------------------------
Borrowing money                                Y              Y            Y
--------------------------------------------------------------------------------------------
Lending portfolio securities                   Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Investment of securities lending
collateral                                     Y              Y            Y
--------------------------------------------------------------------------------------------
Short sales                                    Y              Y            Y
--------------------------------------------------------------------------------------------
Participation Interests
--------------------------------------------------------------------------------------------
Swap Agreements                                Y                           Y
--------------------------------------------------------------------------------------------
Credit Default Swaps                           Y                           Y
--------------------------------------------------------------------------------------------
Wrap Contracts
--------------------------------------------------------------------------------------------
Indexed securities                             Y              Y            Y           Y
--------------------------------------------------------------------------------------------
Strip Bonds                                    Y
--------------------------------------------------------------------------------------------
Put Bonds                                      Y
--------------------------------------------------------------------------------------------
Private Activity and Industrial
Development Bonds
--------------------------------------------------------------------------------------------
Custodial Receipts                             Y
--------------------------------------------------------------------------------------------
Nationwide Contract
--------------------------------------------------------------------------------------------
Extendable Commercial Notes                    Y                           Y
--------------------------------------------------------------------------------------------
Standby Commitment Agreements
--------------------------------------------------------------------------------------------
Municipal Securities
--------------------------------------------------------------------------------------------
Equity Linked Notes                                           Y
--------------------------------------------------------------------------------------------
Exchange Traded Funds                          Y
--------------------------------------------------------------------------------------------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

      The Nationwide Small Cap Index Fund, Nationwide S&P 500 Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund will be referred to herein, collectively, as the "Index Funds."


      S&P 500 INDEX FUND. The investment objective of the S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500(R) Index"). There can be no assurance that the investment objective of the Fund will be achieved.


      SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.


      MID CAP MARKET INDEX FUND. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400(R)") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.


      BOND INDEX FUND. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      INTERNATIONAL INDEX FUND. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

      INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, S&P 500 Index Fund, and fixed-income securities in the case of the Bond Index Fund).

      Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC ("BlackRock"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

      BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

      The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.

      Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses, be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE FUNDS OF FUNDS

      Each of the Investor Destinations Funds and the Optimal Allocations Funds is a "fund of funds," which means that each such Fund invests primarily in other mutual funds. The Prospectuses for the Funds of Funds discuss the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the "Underlying Funds") in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds, and each of the Investor Destinations Funds - except for the Investor Destinations Aggressive Fund currently - invests in the Nationwide Contract (described in more detail below). Periodically, each Fund of Funds will adjust its asset allocation target ranges to ensure broad diversification and to adjust to changes in market conditions.

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-   The Federal Housing Administration and the Farmers Home Administration;

- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

      Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.


      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

      Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.


      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.


      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-based securities may not have the benefit of any security interest in the related asset.


      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.


      Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.


      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.


      A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.


      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.


      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this SAI.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.


      PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      PUT BONDS. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

      BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      MUNICIPAL SECURITIES. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The Nationwide Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Nationwide Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Nationwide Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Nationwide Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

      CUSTODIAL RECEIPTS. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

      TIPS BONDS. TIPS are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

      Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

         o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         o  repurchase agreements;

         o  bank or savings and loan obligations;

         o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

         o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

         o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Nationwide Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities; and

         o unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

EXTENDABLE COMMERCIAL NOTES

      The Nationwide Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Nationwide Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.


      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

      These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

      INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      EQUITY LINKED NOTES. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund's investment objective and strategies.

      The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

      Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund's adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

      As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

FOREIGN COMMERCIAL PAPER


      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" below.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

      Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be 'publicly traded' will not be considered 'qualifying income' under the Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Nationwide Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.


      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

      LEVERAGE. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund's adviser or subadviser from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

      An Index Fund at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

     OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


     Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     FUTURES CONTRACTS. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     COMMODITY FUTURES CONTRACTS. The Nationwide Fund may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

     RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

     o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.

     STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."


     SWAP AGREEMENTS. A Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.


     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     CREDIT DEFAULT SWAPS. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

     As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, A Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

     FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES


     AS permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other OPEN-END OR CLOSED-END investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as "money market funds" and which operate in accordance with Rule 2a-7 of the 1940 Act. Further, as described below, each of the Investor Destinations Funds and Optimal Allocations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

     Each of the Investor Destinations Funds and Optimal Allocations Funds is a "fund-of-funds" that seeks to meet its respective objective by investing in shares of other investment companies. The Trust has obtained an exemptive order from the SEC which generally permits, subject to the conditions stated in the exemptive order, the investor Destinations Funds and the Optimal Allocations Funds to invest up to 100% of their respective assets in shares of other investment companies.

     SPDRS AND OTHER EXCHANGE TRADED FUNDS. A Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500(R). SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.


     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")


     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT


     Each of the Investor Destinations Funds IS PERMITTED TO INVEST, AND EACH OF THE INVESTOR DESTINATIONS FUNDS (except the Nationwide Investor Destinations Aggressive Fund) currently DOES INVEST in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors ("NFA" or the "Adviser"), the investment adviser, believes that the relatively stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

     RUSSELL 2000 INDEX. The Nationwide Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Nationwide Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

     Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

     EAFE INDEX. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

     The Nationwide International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Nationwide International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Nationwide International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Nationwide International Index Fund or the owners of shares of the Nationwide International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Nationwide International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Nationwide International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Nationwide International Index Fund in connection with the administration, marketing or trading of the Nationwide International Index Fund.

     Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


     S&P 500(R) INDEX AND S&P 400(R) INDEX. The Trust, on behalf of the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, has entered into a licensing agreement which authorizes the Funds to use the trademarks of the McGraw-Hill Companies, Inc.

     Standard & Poor's 500(R), S&P 500(R), S&P(R), 500(R), Standard & Poor's MidCap 400(R), S&P MidCap 400(R), and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500(R) Index or the S&P 400(R) Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400(R) indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500(R) and S&P 400(R) Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500(R) or S&P 400(R) Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500(R) and S&P 400(R) Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.


TEMPORARY INVESTMENTS

     Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Nationwide Tax-Free Income Fund), may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Nationwide Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER


     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the years ended October 31, 2007 and 2006, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

--------------------------------------------------------------------------------
FUND(1)                                                         2007      2006
--------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                142.40    268.38%
--------------------------------------------------------------------------------
Nationwide Leaders Fund                                        759.85%   599.86%
--------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                                70.09%   141.70%
--------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                 739.31%   608.98%
--------------------------------------------------------------------------------
Nationwide Fund                                                373.30%   245.80%
--------------------------------------------------------------------------------
Nationwide Government Bond Fund                                 90.18%   150.10%
--------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                                 39.25%     1.91%
--------------------------------------------------------------------------------


----------
1. The portfolio manager for each Fund is not limited by portfolio turnover in his management style, and the Funds' portfolio turnover will fluctuate based on particular market conditions and stock valuations.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

      Each of the Funds:


o May not (EXCEPT THE NATIONWIDE U.S. GROWTH LEADERS FUND, NATIONWIDE GLOBAL FINANCIAL SERVICES FUND, NATIONWIDE NATURAL RESOURCES FUND, NATIONWIDE GLOBAL UTILITIES FUND, NATIONWIDE LEADERS FUND, NATIONWIDE HEALTH SCIENCES FUND, NATIONWIDE WORLDWIDE LEADERS FUND, THE FUNDS OF FUNDS AND NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Nationwide Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.


o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.


o May not (EXCEPT THE NATIONWIDE VALUE OPPORTUNITIES FUND, NATIONWIDE U.S. GROWTH LEADERS FUND, NATIONWIDE GLOBAL FINANCIAL SERVICES FUND, NATIONWIDE NATURAL RESOURCES FUND, NATIONWIDE GLOBAL UTILITIES FUND, NATIONWIDE HEALTH SCIENCES FUND, NATIONWIDE ENHANCED INCOME FUND, THE INDEX FUNDS (EXCEPT THE NATIONWIDE S&P 500 INDEX FUND), NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Nationwide Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.


o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE NATIONWIDE S&P 500 INDEX FUND:

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE NATIONWIDE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS FUNDS:

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE OPTIMAL ALLOCATIONS FUNDS:

o May not invest more than 25% of the Fund's total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

THE NATIONWIDE VALUE OPPORTUNITIES FUND AND NATIONWIDE ENHANCED INCOME FUND:

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES. EACH OF THE FOLLOWING FUNDS HAS A POLICY REGARDING CONCENTRATING ITS INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME OR RELATED INDUSTRIES AS DESCRIBED BELOW:

THE NATIONWIDE U.S. GROWTH LEADERS FUND:*

o Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE NATIONWIDE GLOBAL FINANCIAL SERVICES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE NATIONWIDE GLOBAL UTILITIES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.


THE NATIONWIDE HEALTH SCIENCES FUND:*


o Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.


THE NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND:


o Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.


THE NATIONWIDE NATURAL RESOURCES FUND:


o Will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

      * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

o Sell securities short (except for the Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Mid Cap Growth Leaders Fund, and Nationwide U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Nationwide U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Nationwide Money Market Fund) of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Nationwide U.S. Growth Leaders Long-Short Fund) in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such

Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

EACH FUND, EXCEPT THE INDEX FUNDS AND THE FUNDS OF FUNDS, MAY NOT:

o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

      In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

      The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

      o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

      o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

      o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.


      Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA's Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.


      Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

      Exceptions to the portfolio holdings release policy described above can only be authorized by NFA's Executive Committee or its duly authorized delegate and will be made only when:


      o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

      o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

      o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

      Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

      Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

      o     Data consolidators (including ratings agencies);

      o     Fund rating/ranking services and other data providers; and

      o     Service providers to the Funds.

      The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.


-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
     NAME, ADDRESS             LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
   AND YEAR OF BIRTH        TIME SERVED(1)         DURING 5 FIVE YEARS           TRUSTEE          HELD BY TRUSTEE(2)
-----------------------------------------------------------------------------------------------------------------------
Charles E. Allen             Trustee since    Mr. Allen is Chairman, Chief         102                  None
                               July 2000      Executive Officer and
c/o Nationwide                                President of Graimark Realty
Funds Group                                   Advisors, Inc. (real estate
1200 River Road,                              development, investment and
Suite 1000                                    asset management).
Conshohocken, PA
19428

1948
-----------------------------------------------------------------------------------------------------------------------
Paula H.J.                   Trustee since    Ms. Cholmondeley has served          102          Director of Dentsply
Cholmondeley                   July 2000      as a Chief Executive Officer                      International, Inc.
                                              of Sorrel Group (management                        (dental products),
c/o Nationwide                                consulting company) since                         Ultralife Batteries,
Funds Group                                   January 2004. From April                              Inc., Albany
1200 River Road,                              2000 through December 2003,                       International Corp.
Suite 1000                                    Ms. Cholmondeley was Vice                        (paper industry) Terex
Conshohocken, PA                              President and General                                 Corporation
19428                                         Manager of Sappi Fine Paper                          (construction
                                              North America.                                      equipment), and
1947                                                                                            Minerals Technology,
                                                                                                  Inc. (specialty
                                                                                                     chemicals)

-----------------------------------------------------------------------------------------------------------------------
C. Brent DeVore(3)              Trustee       Dr. DeVore is President of           102                  None
                              since 1990      Otterbein College.
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1940
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
     NAME, ADDRESS             LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
   AND YEAR OF BIRTH        TIME SERVED(1)         DURING 5 FIVE YEARS           TRUSTEE          HELD BY TRUSTEE(2)
-----------------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden           Trustee since    Ms. Dryden was a partner of          102                  None
                             December 2004    Mitchell Madison Group LLC,
c/o Nationwide                                a management consulting
Funds Group                                   company from January 2006
1200 River Road,                              until December 2006; she is
Suite 1000                                    currently a consultant with
Conshohocken, PA                              the company.  Ms. Dryden was
19428                                         Managing Partner of
                                              MARCHFIRST, a global
1947                                          management consulting firm.
-----------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar          Trustee since    Retired.                             102                  None
                               July 2000
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1935
-----------------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs            Trustee since    Ms. Jacobs served as                 102                  None
                             December 2004    Chairman of the Board of
c/o Nationwide                                Directors of KICAP Network
Funds Group                                   Fund, a European (United
1200 River Road,                              Kingdom) hedge fund, from
Suite 1000                                    January 2001 through January
Conshohocken, PA                              2006. From 1988 - 2003, Ms.
19428                                         Jacobs was also a Managing
                                              Director and European
1950                                          Portfolio Manager of CREF
                                              Investments (Teachers
                                              Insurance and Annuity
                                              Association - College
                                              Retirement Equities Fund).
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
     NAME, ADDRESS             LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
   AND YEAR OF BIRTH        TIME SERVED(1)         DURING 5 FIVE YEARS           TRUSTEE          HELD BY TRUSTEE(2)
-----------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler        Trustee since   Mr. Kridler has been a Board         102               None
                          September 1997  Member of Compete Columbus
c/o Nationwide Funds                      (economic development group
Group                                     for Central Ohio) since February
1200 River Road,                          2006. He has also served as
Suite 1000,                               the President and Chief
Conshohocken, PA 19428                    Executive Officer of the
                                          Columbus Foundation, (a
1955                                      Columbus, OH-based
                                          foundation which manages
                                          over 1,300 individual
                                          endowment funds) since
                                          February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts;
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau; and Board
                                          Member of Columbus Downtown
                                          Development Corporation.

-----------------------------------------------------------------------------------------------------------------------
Michael D. McCarthy          Trustee since    Retired.  Mr. McCarthy was           102                  None
                             December 2004    Chairman of VMAC (commodity
c/o Nationwide                                swaps) from October 2002
Funds Group                                   until January 2007; and a
1200 River Road,                              partner of Pineville
Suite 1000                                    Properties LLC (a commercial
Conshohocken, PA                              real estate development
19428                                         firm) from September 2000
                                              until January 2007.
1947
-----------------------------------------------------------------------------------------------------------------------
David C. Wetmore             Trustee since    Retired.                             102                  None
                               1995 and
c/o Nationwide              Chairman since
Funds Group                  February 2005
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1948
-----------------------------------------------------------------------------------------------------------------------


(1)   Length of time served includes time served with the Trust's predecessors.

(2) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.


(3) Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS


-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
   NAME, ADDRESS AND           LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
     YEAR OF BIRTH          TIME SERVED(1)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE(3)
-----------------------------------------------------------------------------------------------------------------------
Arden L. Shisler             Trustee since    Retired. Mr. Shisler is the          102               Director of
                             February 2000    former President and Chief                        Nationwide Financial
c/o Nationwide                                Executive Officer of KeB                             Services, Inc.,
Funds Group                                   Transport, Inc., a trucking                            Chairman of
1200 River Road,                              firm (2000 through 2002). He                        Nationwide Mutual
Suite 1000                                    served as a consultant to KeB                      Insurance Company(2)
Conshohocken, PA                              from January 2003 through
19428                                         December 2004. Since 1992,
                                              Mr. Shisler has also been
1941                                          Chairman of the Board for
                                              Nationwide Mutual Insurance
                                              Company.(2)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
   NAME, ADDRESS AND           LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
     YEAR OF BIRTH          TIME SERVED(1)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE(3)
-----------------------------------------------------------------------------------------------------------------------
Stephen T. Grugeon           President and    Mr. Grugeon is the acting            N/A                  N/A
                            Chief Executive   Chief Executive Officer of
Nationwide Funds             Officer since    Nationwide Funds Group, which
Group                         January 2008    includes NFA(2), Nationwide
1200 River Road,                              Fund Management LLC(2) and
Suite 1000,                                   Nationwide Fund Distributors
Conshohocken, PA                              LLC(2). He also has served
19428                                         as the Chief Operating
                                              Officer of Nationwide Funds
1950                                          Group since May 2007. Mr.
                                              Grugeon also is the acting
                                              president of NWD Investments,
                                              the asset management
                                              operations of Nationwide
                                              Mutual Insurance Company,
                                              which includes Nationwide SA
                                              Capital Trust.(2) From
                                              December 2006 until January
                                              2008 he was Executive Vice
                                              President of NWD Investments.
                                              He was Vice President of NWD
                                              Investments from 2003 through
                                              2006, and Chief Operating
                                              Officer of Corviant
                                              Corporation(2), a subsidiary
                                              of NWD Investments, from
                                              1999 through 2003.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
   NAME, ADDRESS AND           LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
     YEAR OF BIRTH          TIME SERVED(1)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE(3)
-----------------------------------------------------------------------------------------------------------------------
Joseph Finelli              Treasurer since   Mr. Finelli is the Principal         N/A                  N/A
                             September 2007   Financial Officer and Vice
Nationwide Funds                              President of Investment
Group                                         Accounting and Operations for
1200 River Road,                              Nationwide Funds Group(2).
Suite 1000                                    From July 2001 until September
Conshohocken, PA                              2007, he was Assistant Treasurer
19428                                         and Vice President of Investment
                                              Accounting and Operations of NWD
1957                                          Investments. (2)

-----------------------------------------------------------------------------------------------------------------------
Dorothy Sanders                  Chief        Ms. Sanders is Senior Vice           N/A                  N/A
                               Compliance     President and Chief
Nationwide Funds                Officer       Compliance Officer of NFA.
Group                        since October    She also has oversight
1200 River Road,                  2007        responsibility for Investment
Suite 1000                                    Advisory and Mutual Fund
Conshohocken, PA                              Compliance Programs in the
19428                                         Office of Compliance at
                                              Nationwide. From November
1955                                          2004 to October 2007, she was
                                              Senior Director and Senior
                                              Counsel at Investors Bank &
                                              Trust (now State Street
                                              Bank). From 2000 to November
                                              2004, she was Vice President,
                                              Secretary and General Counsel
                                              of Fred Alger & Company,
                                              Incorporated.

-----------------------------------------------------------------------------------------------------------------------
Eric E. Miller              Secretary since   Mr. Miller is Senior Vice            N/A                  N/A
                             December 2002    President, General Counsel,
Nationwide Funds                              and Assistant Secretary for
Group                                         Nationwide Funds Group and
1200 River Road,                              NWD Investments.(2)
Suite 1000
Conshohocken, PA
19428

1953
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                                                                                   THE
                              POSITION(S)                                       NATIONWIDE
                             HELD WITH THE                                         FUND
                               TRUST AND                                         COMPLEX
   NAME, ADDRESS AND           LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY       OTHER DIRECTORSHIPS
     YEAR OF BIRTH          TIME SERVED(1)         DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE(3)
-----------------------------------------------------------------------------------------------------------------------
Doff Meyer                   Vice President   Ms. Meyer is Senior Vice             N/A                  N/A
                               and Chief      President and Chief Marketing
Nationwide Funds               Marketing      Officer of Nationwide Funds
Group                        Officer since    Group (since August 2007).
1200 River Road,              January 2008    (2) From September 2004
Suite 1000                                    until August 2007, Ms. Meyer
Conshohocken, PA                              was Director of Finance and
19428                                         Marketing, Principal of
                                              Piedmont Real Estate
1950                                          Associates LLC.  From January
                                              2003 until September 2004,
                                              Ms. Meyer was an independent
                                              marketing consultant.
-----------------------------------------------------------------------------------------------------------------------
Michael Butler               Vice President   Mr. Butler is Chief                  N/A                  N/A
                               and Chief      Distribution Officer of
Nationwide Funds              Distribution    Nationwide Funds Group (since
Group                        Officer since    May 2007) and President of
1200 River Road,              January 2008    Nationwide Fund Distributors
Suite 1000                                    LLC (since January 2008). (2)
Conshohocken, PA                              From January 2006 through
19428                                         April 2007, Mr. Butler was
                                              Vice President - Mutual Fund
1959                                          Strategy of Nationwide
                                              Financial Services, Inc.(2)
                                              and was Senior Vice President
                                              - Retirement Plan Sales of
                                              NFS Distributors, Inc. (2)
                                              from 2000 until January 2006.
-----------------------------------------------------------------------------------------------------------------------


(1)   Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Trust.

(3) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met eight times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

      The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and
(d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.


      The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and
(vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007


      All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

-------------------------------------------------------------------------------------------------------------
        (1)                              (2)                                         (3)
-------------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                  AND/OR SHARES IN ALL REGISTERED INVESTMENT
                      DOLLAR RANGE OF EQUITY SECURITIES AND/OR    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE               SHARES IN THE TRUST                          INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
Charles E. Allen                 $10,000-$50,001                              $10,000-$50,001
-------------------------------------------------------------------------------------------------------------
Paula H.J.
Cholmondeley                     $10,000-$50,001                              $10,000-$50,001
-------------------------------------------------------------------------------------------------------------
C. Brent DeVore                    Over $100,000                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden                 Over $100,000                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar              $50,001-$100,000                             $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs                $50,001-$100,000                             $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Douglas F. Kridler                 Over $100,000                                Over $100,000
-------------------------------------------------------------------------------------------------------------
David C. Wetmore                   Over $100,000                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Arden L. Shisler                   Over $100,000                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Michael D.
McCarthy                           Over $100,00                                 Over $100,000
-------------------------------------------------------------------------------------------------------------

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISER(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS


-----------------------------------------------------------------------------------------------------
        (1)                  (2)           (3)            (4)              (5)             (6)
-----------------------------------------------------------------------------------------------------
                       NAME OF OWNERS
                             AND
                      RELATIONSHIPS TO   NAME OF   TITLE OF CLASS OF    VALUE OF
  NAME OF TRUSTEE          TRUSTEE       COMPANY       SECURITY        SECURITIES   PERCENT OF CLASS
-----------------------------------------------------------------------------------------------------
Charles E. Allen             N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
Paula H.J.
Cholmondeley                 N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
C. Brent DeVore              N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
Phyllis Kay Dryden           N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
Barbara L. Hennigar          N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
Barbara I. Jacobs            N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
Douglas F. Kridler           N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
Michael D.
McCarthy                     N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------
David C. Wetmore             N/A           N/A            N/A             None             N/A
-----------------------------------------------------------------------------------------------------


(1)   Nationwide Fund Advisors.


(2) Subadvisers include Aberdeen Asset Management Inc., AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, Security Global Investors.


(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.

-----------------------------------------------------------------------------------------------------
        (1)                 (2)               (3)                (4)                    (5)
-----------------------------------------------------------------------------------------------------
                                            PENSION
                                          RETIREMENT
                         AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL
                       COMPENSATION    AS PART OF TRUST     BENEFITS UPON    TOTAL COMPENSATION FROM
  NAME OF TRUSTEE     FROM THE TRUST       EXPENSES          RETIREMENT         THE FUND COMPLEX *
-----------------------------------------------------------------------------------------------------
Charles E. Allen      $       86,625          N/A                N/A         $               173,250
-----------------------------------------------------------------------------------------------------
Paula H.J.
Cholmondeley                  84,875          N/A                N/A                         169,750
-----------------------------------------------------------------------------------------------------
C. Brent DeVore               80,875          N/A                N/A                         161,750
-----------------------------------------------------------------------------------------------------
Phyllis Kay Dryden            79,000          N/A                N/A                         158,000
-----------------------------------------------------------------------------------------------------
Barbara L. Hennigar           82,625          N/A                N/A                         165,250
-----------------------------------------------------------------------------------------------------
Barbara I. Jacobs             82,375          N/A                N/A                         164,750
-----------------------------------------------------------------------------------------------------
Douglas F. Kridler            81,875          N/A                N/A                         163,750
-----------------------------------------------------------------------------------------------------
Michael D. McCarthy           76,625          N/A                N/A                         153,250
-----------------------------------------------------------------------------------------------------
Arden L. Shisler              65,813          N/A                N/A                         131,625
-----------------------------------------------------------------------------------------------------
David C. Wetmore             121,500          N/A                N/A                         243,000
-----------------------------------------------------------------------------------------------------


* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

      Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds' proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at WWW.NATIONWIDEFUNDS.COM, or (iii) on the Securities and Exchange Commission's WEBSITE AT WWW.SEC.GOV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

      The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER


      Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA") manages the Funds in accordance with the policies and procedures established by the Trustees. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager of Managers" under which NFA, rather than managing most Funds directly, will instead oversee one or more subadvisers.


      NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time.

The following Funds are subadvised:


Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide Enhanced Income Fund
Nationwide Fund
Nationwide Global Utilities Fund
Nationwide Global Financial Services Fund
Nationwide Health Sciences Fund
Nationwide Natural Resources Fund
Nationwide Technology and Communications Fund
Nationwide Government Bond Fund
Nationwide Growth Fund
Nationwide International Growth Fund
Nationwide International Index Fund
Nationwide Large Cap Value Fund
Nationwide Leaders Fund
Nationwide Micro Cap Equity Fund
Nationwide Mid Cap Growth Fund
Nationwide Mid Cap Growth Leaders Fund
Nationwide Mid Cap Market Index Fund
Nationwide Money Market Fund
Nationwide Optimal Allocations Fund: Defensive
Nationwide Optimal Allocations Fund: Moderate
Nationwide Optimal Allocations Fund: Moderate Growth
Nationwide Optimal Allocations Fund: Growth
Nationwide Optimal Allocations Fund: Specialty
Nationwide S&P 500 Index Fund
Nationwide Short Duration Bond Fund
Nationwide Small Cap Fund
Nationwide Small Cap Index Fund
Nationwide Small Cap Leaders Fund
Nationwide U.S. Growth Leaders Fund
Nationwide U.S. Growth Leaders Long-Short Fund
Nationwide Value Opportunities Fund
Nationwide Worldwide Leaders Fund
NorthPointe Small Cap Value Fund
NorthPointe Small Cap Growth Fund


NATIONWIDE FUND ADVISORS
------------------------

      NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

      NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                    ASSETS                INVESTMENT ADVISORY FEE
-------------------------------------       ----------------------------    ------------------------
Nationwide Mid Cap Growth Leaders           $0 up to $250 million                    0.80%
Fund                                        $250 million up to $1 billion            0.77%
                                            $1 billion up to $2 billion              0.74%
                                            $2 billion up to $5 billion              0.71%
                                            $5 billion and more                      0.68%

Nationwide Growth Fund                      $0 up to $250 million                    0.60%
Nationwide Fund                             $250 million up to $1 billion           0.575%
                                            $1 billion up to $2 billion              0.55%
                                            $2 billion up to $5 billion             0.525%
                                            $5 billion and more                      0.50%

Nationwide Bond Fund,                       $0 up to $250 million                    0.50%
Nationwide Tax-Free Income Fund, and        $250 million up to $1 billion           0.475%
Nationwide Government Bond Fund             $1 billion up to $2 billion              0.45%
                                            $2 billion up to $5 billion             0.425%
                                            $5 billion and more                      0.40%

Nationwide Money Market Fund                $0 up to $1 billion                      0.40%
                                            $1 billion up to $2 billion              0.38%
                                            $2 billion up to $5 billion              0.36%
                                            $5 billion and more                      0.34%

Nationwide S&P 500 Index Fund               $0 up to $1.5 billion                    0.13%
                                            $1.5 billion up to $3 billion            0.12%
                                            $3 billion up to $4.5 billion            0.11%
                                            $4.5 billion and more                    0.10%

Nationwide Small Cap Index Fund             $0 up to $1.5 billion                    0.20%
                                            $1.5 billion up to $3 billion            0.19%
                                            $3 billion and more                      0.18%

Nationwide Mid Cap Market Index             $0 up to $1.5 billion                    0.22%
Fund                                        $1.5 billion up to $3 billion            0.21%
                                            $3 billion and more                      0.20%

Nationwide Bond Index Fund                  $0 up to $1.5 billion                    0.22%
                                            $1.5 billion up to $3 billion            0.21%
                                            $3 billion and more                      0.20%

Nationwide International Index Fund         $0 up to $1.5 billion                    0.27%
                                            $1.5 billion up to $3 billion            0.26%
                                            $3 billion and more                      0.25%

Nationwide Large Cap Value Fund             up to $100 million                       0.75%
                                            $100 million or more                     0.70%

Nationwide Small Cap Fund                   up to $100 million                       0.95%
                                            $100 million or more                     0.80%

Nationwide Small Cap Leaders Fund           All Assets                               0.95%

Nationwide Value Opportunities Fund         $0 up to $250 million                    0.70%
                                            $250 million up to $1 billion           0.675%
                                            $1 billion up to $2 billion              0.65%
                                            $2 billion up to $5 billion             0.625%
                                            $5 billion and more                      0.60%

NorthPointe Small Cap Value Fund            All assets                               0.85%

Nationwide Natural Resources                $0 up to $500 million                    0.70%
Fund(1)                                     $500 million up to $2 billion            0.65%
                                            $2 billion and more                      0.60%

Nationwide Technology and                   $0 up to $500 million                    0.88%
Communications Fund(2)                      $500 million up to $2 billion            0.83%
                                            $2 billion and more                      0.78%

Nationwide Health Sciences                  $0 up to $500 million                    0.90%
Fund(3)                                     $500 million up to $2 billion            0.85%
                                            $2 billion and more                      0.80%

Nationwide U.S. Growth Leaders Fund(4)      $0 up to $500 million                    0.90%
                                            $500 million up to $2 billion            0.80%
                                            $2 billion and more                      0.75%

Nationwide Leaders Fund(5)                  $0 up to $500 million                    0.80%
                                            $500 million up to $2 billion            0.70%
                                            $2 billion and more                      0.65%

Nationwide Investor Destinations:           All assets                               0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Nationwide Micro Cap Equity Fund            All assets                               1.25%

Nationwide Mid Cap Growth Fund              $0 up to $250 million                    0.75%
                                            $250 million up to $1 billion           0.725%
                                            $1 billion up to $2 billion              0.70%
                                            $2 billion up to $5 billion             0.675%
                                            $5 billion and more                      0.65%

Nationwide U.S. Growth Leaders              $0 up to $250 million                    1.50%
Long-Short Fund                             $250 million and more                    1.25%

Nationwide China Opportunities Fund(6)      $0 up to $500 million                    1.25%
                                            $500 million up to $2 billion            1.20%
                                            $2 billion and more                      1.15%

Nationwide Optimal Allocations              All Assets                               0.15%
Funds:
   Growth Fund
   Moderate Growth Fund
   Moderate Fund
   Specialty Fund
   Defensive Fund

NorthPointe Small Cap Growth Fund           All Assets                               0.95%

Nationwide Emerging Markets Fund(7)         $0 up to $500 million                    1.05%
                                            $500 million up to $2 billion            1.00%
                                            $2 billion and more                      0.95%

Nationwide International Growth Fund(8)     $0 up to $500 million                    0.90%
                                            $500 million up to $2 billion            0.85%
                                            $2 billion and more                      0.80%

Nationwide Worldwide Leaders Fund(9)        $0 up to $500 million                    0.90%
                                            $500 million up to $2 billion            0.85%
                                            $2 billion and more                      0.80%

Nationwide Global Financial Services        $0 up to $500 million                    0.90%
Fund(10)                                    $500 million up to $2 billion            0.85%
                                            $2 billion and more                      0.80%

Nationwide Global Utilities Fund(11)        $0 up to $500 million                    0.70%
                                            $500 million up to $2 billion            0.65%
                                            $2 billion and more                      0.60%

Nationwide Short Duration Bond Fund         $0 up to $500 million                    0.35%
                                            $500 million up to $1 billion            0.34%
                                            $1 billion up to $3 billion             0.325%
                                            $3 billion up to $5 billion              0.30%
                                            $5 billion up to $10 billion            0.285%
                                            $10 billion and more                    0.275%

Nationwide Enhanced Income Fund             $0 up to $500 million                    0.35%
                                            $500 million up to $1 billion            0.34%
                                            $1 billion up to $3 billion             0.325%
                                            $3 billion up to $5 billion              0.30%
                                            $5 billion up to $10 billion            0.285%
                                            $10 billion and more                    0.275%

----------


(1) The advisory fee at each breakpoint for the Nationwide Natural Resources Fund is a base fee, and actual fees may be higher or lower depending upon the Fund's performance relative to its benchmark, the Goldman Sachs Natural Resources Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The advisory fee at each breakpoint for the Nationwide Technology and Communications Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Technology Composite Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The advisory fee at each breakpoint for the Nationwide Health Sciences Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Healthcare Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The advisory fee at each breakpoint for the Nationwide U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) The advisory fee at each breakpoint for the Nationwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500(R) Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.


(6) The advisory fee at each breakpoint for the Nationwide China Opportunities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount the Fund will pay lower fees.

(7) The advisory fee at each breakpoint for the Nationwide Emerging Markets Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(8) The advisory fee at each breakpoint for the Nationwide International Growth Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI All Country World Index Free ex US. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(9) The advisory fee at each breakpoint for the Nationwide Worldwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(10) The advisory fee at each breakpoint for the Nationwide Global Financial Services Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(11) The advisory fee at each breakpoint for the Nationwide Global Utilities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its composite benchmark comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES


NATIONWIDE NATURAL RESOURCES FUND, NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND, NATIONWIDE HEALTH SCIENCES FUND, NATIONWIDE LEADERS FUND, NATIONWIDE CHINA OPPORTUNITIES FUND, NATIONWIDE EMERGING MARKETS FUND, NATIONWIDE INTERNATIONAL GROWTH FUND, NATIONWIDE WORLDWIDE LEADERS FUND, NATIONWIDE GLOBAL FINANCIAL SERVICES FUND AND NATIONWIDE GLOBAL UTILITIES FUND


      As described above and in each of the Fund's prospectus, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12 month rolling period. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12 month rolling period as follows:

Out or Under
Performance                             Change in Fees
+/- 100 bps                                 2bps
+/- 200 bps                                 4bps
+/- 300 bps                                 6bps
+/- 400 bps                                 8bps
+/- 500 bps or more                         10bps

      As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:


--------------------------------------------------------------------------------
                                           Nationwide Technology and
                                           Communications Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
0.88% for assets up to $500 million        0.98%    0.78%
--------------------------------------------------------------------------------
0.83% for assets of $500 million and       0.93%    0.73%
more but less than $2 billion
--------------------------------------------------------------------------------
0.78% on assets of $2 billion and more     0.88%    0.68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Nationwide Natural Resources Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
0.70% for assets up to $500 million        0.80%    0.60%
--------------------------------------------------------------------------------
0.65% for assets of $500 million and       0.75%    0.55%
more but less than $2 billion
--------------------------------------------------------------------------------
0.60% on assets of $2 billion and more     0.70%    0.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Nationwide Health Sciences Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
0.90% for assets up to $500 million        1.00%    0.80%
--------------------------------------------------------------------------------
0.85% for assets of $500 million and       0.95%    0.75%
more but less than $2 billion
--------------------------------------------------------------------------------
0.80% on assets of $2 billion or more      0.90%    0.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Nationwide China Opportunities Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
1.25% for assets up to $500 million        1.35%    1.15%
--------------------------------------------------------------------------------
1.20% for assets of $500 million and       1.30%    1.10%
more but less than $2 billion
--------------------------------------------------------------------------------
1.15% on assets of $2 billion or more      1.25%    1.05%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           Nationwide Leaders Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
0.80% for assets up to $500 million        0.90%    0.70%
--------------------------------------------------------------------------------
0.70% for assets of $500 million and       0.80%    0.60%
more but less than $2 billion
--------------------------------------------------------------------------------
0.65% on assets of $2 billion or more      0.75%    0.55%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           Nationwide Global Utilities Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
0.70% for assets up to $500 million        0.80%    0.60%
--------------------------------------------------------------------------------
0.65% for assets of $500 million and       0.75%    0.55%
more but less than $2 billion
--------------------------------------------------------------------------------
0.60% on assets of $2 billion and more     0.70%    0.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Nationwide International Growth,
                                           Nationwide Worldwide Leaders and
                                           Nationwide Global Financial Services
                                           Funds

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
0.90% for assets up to $500 million        1.00%    0.80%
--------------------------------------------------------------------------------
0.85% for assets of $500 million and
more but less than $2 billion              0.95%    0.75%
--------------------------------------------------------------------------------
0.80% on assets of $2 billion and more     0.90%    0.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Nationwide Emerging Markets Fund

                                           Possible Advisory Fees

Base Advisory Fee                          Highest   Lowest
--------------------------------------------------------------------------------
1.05% for assets up to $500 million        1.15%    0.95%
--------------------------------------------------------------------------------
1.00% for assets of $500 million and
more but less than $2 billion              1.10%    0.90%
--------------------------------------------------------------------------------
0.95% on assets of $2 billion and more     1.05%    0.85%
--------------------------------------------------------------------------------


      The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12 month rolling performance period, no adjustment will take place and NFA will receive the applicable base fee.

      The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total NFA advisory fee for the current period.

      By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the preceding 12 month rolling performance period ended October 31, 2008. Further assume that NFA is earning a base advisory fee for such Fund at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending October 31, 2008 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended October 31, 2008. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.


Fund                                            Benchmark
---------------------------------------------   ----------------------------------------------
Nationwide Natural Resources Fund               Goldman Sachs Natural Resources Index
Nationwide Health Sciences Fund                 Goldman Sachs Healthcare Index
Nationwide Leaders Fund                         S&P 500(R) Index
Nationwide Technology and Communications Fund   Goldman Sachs Technology Composite Index
Nationwide China Opportunities Fund             MSCI Zhong Hua Index
Nationwide Emerging Markets Fund                MSCI Emerging Markets Index
Nationwide International Growth Fund            MSCI All Country World Index Free ex US
Nationwide Worldwide Leaders Fund               MSCI World Index
Nationwide Global Financial Services Fund       MSCI World Financials Index
Nationwide Global Utilities Fund                60% MSCI World Telecommunication Service
                                                Index, 40% MSCI World Utilities Service Index


NATIONWIDE U.S. GROWTH LEADERS FUND

      As described above and in the Fund's Prospectus, the Nationwide U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month rolling performance period. Set forth below is further information about the advisory fee arrangements of the Fund:

                                                                       HIGHEST POSSIBLE   LOWEST POSSIBLE
                               REQUIRED EXCESS   BASE ADVISORY         ADVISORY FEE AT    ADVISORY FEE AT
FUND           BENCHMARK       PERFORMANCE       FEE                   EACH BREAK POINT   EACH BREAK POINT
Nationwide     S&P 500 Index   12.0%             0.90% for assets      1.12%              0.68%
U.S. Growth                                      up to $500 million
Leaders Fund
                                                 0.80% for assets      0.98%              0.62%
                                                 of $500 million
                                                 up to $2 billion,

                                                 0.75% for assets of   0.91%              0.59%
                                                 $2 billion and more

      The performance adjustment for the U.S. Growth Leaders Fund works as follows. If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a 36 month rolling performance period, the advisory fees for the quarter will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month rolling performance period, the advisory fees for the quarter would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month rolling performance period, no adjustment will take place and NFA will receive the applicable base fee.

      The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Nationwide U.S. Growth Leaders Fund's average net assets over the current quarter, while the performance adjustment percentage is applied to the Nationwide U.S. Growth Leaders Fund's average net assets over the 36 month rolling performance period. The corresponding dollar values are then added to arrive at the total NFA advisory fee for the current period.


      By way of example, assume the Nationwide U.S. Growth Leaders Fund's performance adjustment rate of 0.22% is achieved by comparing performance of the Fund to its benchmark index over the rolling 36 month period ended October 31, 2008. Further assume that NFA is earning a base advisory fee at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending October 31, 2008 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.22% times the Fund's average net assets over the rolling 36 month period ended October 31, 2008. It is important to note that by charging the base fee and the performance fee on average net assets over a quarter and rolling 36 month period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged based on the value of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.


      Under the performance fee arrangements described above, NFA can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount stated above.

LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS
------------------------

      In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees,

Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.




      With respect to the Nationwide Hedged Core Equity Fund, Nationwide Small Cap Growth Opportunities, Nationwide Small Cap Value Fund, Nationwide Small Cap Core Fund, Nationwide Market Neutral Fund, Nationwide U.S. Small Cap Value Fund, Nationwide International Value Fund, Nationwide Value Fund, Nationwide Enhanced Income Fund, Nationwide Large Cap Value Fund, Nationwide Technology and Communications Fund, Nationwide Health Sciences Fund, NorthPointe Small Cap Value Fund, Nationwide Value Opportunities Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Micro Cap Equity Fund, Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Mid Cap Growth Fund, Nationwide Mid Cap Growth Leaders Fund, Nationwide Money Market Fund, Nationwide Enhanced Income Fund, Nationwide Short Duration Bond Fund, NorthPointe Small Cap Growth Fund, Nationwide Small Cap Leaders Fund, Nationwide China Opportunities Fund, Nationwide Natural Resources Fund and the Nationwide Optimal Allocations Funds, Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders Fund, Nationwide Global Financial Services Fund, Nationwide Global Utilities Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and
(iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

      Until at least May 1, 2009 NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business, for certain Funds of the Trust as follows(1):


o Nationwide Mid Cap Growth Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Large Cap Value Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares and Institutional Service Class shares

o Nationwide Small Cap Leaders Fund to 1.35% Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide S&P 500 Index Fund to 0.23% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, Service Class shares, Institutional Class shares, and Local Fund shares

o Nationwide U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Value Opportunities Fund to 1.10% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o     NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

o NorthPointe Small Cap Growth Fund to 1.10% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Nationwide Technology and Communications Fund to 1.38% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Health Sciences Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Nationwide Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Each of the Investor Destinations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Service Class shares, and Institutional Class shares

o Nationwide Small Cap Index Fund to 0.30% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide Mid Cap Market Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide International Index Fund to 0.37% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide Bond Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Nationwide Micro Cap Equity Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide U.S. Growth Leaders Long-Short Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares(2)

o Nationwide China Opportunities Fund to 1.75% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Nationwide Natural Resources Fund for 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Nationwide Optimal Allocations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Money Market Fund to 0.59% for Prime shares, Service Class shares, Class C shares, and Institutional Class shares (3)

o Nationwide Enhanced Income Fund to 0.45% for Class A shares, Class R shares, Institutional Service Class shares and Institutional Class shares

o Nationwide Short Duration Bond Fund to 0.55% for Class A shares, Class C shares, Service Class shares, Institutional Class shares and IRA Class shares

o Nationwide Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Nationwide Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Hedged Core Equity Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Small Cap Growth Opportunities Fund to 1.35% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Small Cap Value Fund to 1.35% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Small Cap Core Fund to 1.25% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide Market Neutral Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Nationwide U.S. Small Cap Value Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares Institutional Service Class shares, and Institutional Class shares

o Nationwide International Value Fund to 1.00% for Class A shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares Institutional Service Class shares, and Institutional Class shares

o Nationwide Value Fund to 0.85% for Class A shares, Class C shares, Class R shares, and Institutional Class shares



----------
(1)   Effective until at least May 1, 2009.

(2) NFA also has agreed to waive an amount equal to 0.25% from its management fee.

(3) In addition, with respect to the Service Class of the Nationwide Money Market Fund, effective until at least May 1, 2009, the Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan shall be limited to 0.75%.


INVESTMENT ADVISORY FEES

      During the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), NFA and Morley Capital Management, Inc., the former investment adviser to the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund, earned the following fees for investment advisory services:

                          NFA INVESTMENT ADVISORY FEES
                             YEAR ENDED OCTOBER 31,


                                  -------------------------------------------------------------------------------------------------
                                                2007                             2006                             2005
                                  -------------------------------------------------------------------------------------------------
Fund                              Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                              --------------  ---------------  --------------  ---------------  --------------  ---------------
Nationwide Optimal Allocations
   Fund:
   Growth                         $            0  $        83,991  $            0  $        59,804  $            0  $        88,800
Nationwide Optimal Allocations
   Fund:
   Moderate Growth                             0           97,389               0           61,571               0           96,103
Nationwide Optimal Allocations
   Fund:
   Moderate                                    0           97,947               0           61,040               0           93,106
Nationwide Optimal Allocations
   Fund:
   Specialty                              16,573          126,363               0           75,756               0          104,891
Nationwide Optimal Allocations
   Fund:
   Defensive(3)                                0           47,464             n/a              n/a             n/a              n/a
Nationwide Bond Fund                     477,524                0         560,910                0  $      611,058                0
Nationwide China Opportunities
   Fund                                  811,795          104,955         254,379           22,860          53,056           66,130
Nationwide Health Sciences Fund          268,465                0         231,451                0         171,743           16,979
Nationwide Natural Resources
   Fund                                  444,725                0         348,236                0          25,554           37,587
Nationwide Technology and
   Communications Fund                   173,551            1,477          97,991           39,246          35,131           45,576
Nationwide Government Bond Fund          608,957                0         765,900                0         864,594                0
Nationwide Growth Fund                 1,216,547                0       1,355,471                0       1,512,351                0
Nationwide Investor
   Destinations Aggressive Fund        1,376,772                0         904,652                0         621,717                0
Nationwide Investor
   Destinations Moderately
   Aggressive Fund                     2,175,741                0       1,535,291                0       1,062,546                0
Nationwide Investor
   Destinations Moderate Fund          2,149,266                0       1,698,138                0       1,121,567                0
Nationwide Investor
   Destinations Moderately
   Conservative Fund                     475,321                0         376,578                0         291,679              260
Nationwide Investor
   Destinations Conservative
   Fund                                  297,273                0         248,596                0         206,010            3,651
Nationwide Large Cap Value Fund           78,780                0         262,617                0         232,093            8,421
Nationwide U.S. Growth Leaders
   Long-Short Fund                     1,145,557           135,871       1,353,017                0         623,524           43,113
Nationwide Micro Cap Equity Fund       1,154,094                 0       1,519,635                0       1,740,056           19,206

                          NFA INVESTMENT ADVISORY FEES
                             YEAR ENDED OCTOBER 31,


                                  -------------------------------------------------------------------------------------------------
                                                2007                             2006                             2005
                                  -------------------------------------------------------------------------------------------------
Fund                              Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                              --------------  ---------------  --------------  ---------------  --------------  ---------------
Nationwide Mid Cap Growth Fund    $       15,408  $        42,736  $       46,187  $        27,464                           36,261
Nationwide Mid Cap Growth
   Leaders Fund                          311,147            1,185         318,579           27,262         169,629           83,813
Nationwide Money Market Fund           6,956,795                0       6,310,450                0       6,216,960            1,938
Nationwide Fund                        7,416,847                0       7,369,230                0       7,933,531                0
Nationwide Leaders Fund                  112,015           27,196         109,349           22,019          54,471           31,180
Nationwide Small Cap Fund              9,113,145                0       1,722,854                0         297,241            3,826
Nationwide Small Cap Leaders
   Fund                                  460,061          108,339         239,221            9,303          30,584           62,315
Nationwide Tax-Free Income Fund          752,412                0         842,625                0         932,283                0
Nationwide U.S. Growth Leaders
   Fund(5)                             1,114,108                0       1,353,017                0         574,027                0
Nationwide Value Opportunities
   Fund                                   69,014           39,992         112,006           47,791          85,209           54,601
Nationwide Bond Index Fund             3,078,113          293,992       3,857,103          663,758       2,051,322          710,181
Nationwide International Index
   Fund                                5,986,824                        4,540,332          631,723       2,355,335          756,273
Nationwide Mid Cap Market Index
   Fund                                2,135,394          319,532       2,625,630          509,553       1,304,736          519,931
Nationwide S&P 500 Index Fund          3,423,639          375,580       3,841,921          808,395       1,820,253        1,108,994
Nationwide Small Cap Index Fund          932,766          164,560       1,043,208          222,353         457,564          256,790
NorthPointe Small Cap Growth
   Fund                                  834,674           74,858         480,852           28,148         435,018           44,324
NorthPointe Small Cap Value Fund         277,479            3,383         233,282           17,755         239,023            4,960
Nationwide Emerging Markets
   Fund(6)                               912,749                0         607,164                0         334,734                0
Nationwide Global Financial
   Services Fund(6)                      505,686                0         272,215                0          61,780           33,642
Nationwide Global Utilities
   Fund(6)                               190,115           64,197          90,092           38,548          14,884           50,361
Nationwide International Growth
   Fund(6)                             1,199,043          177,902         291,065            2,995          66,804           37,930
Nationwide Worldwide Leaders
   Fund(6)                               627,227              786         424,069           25,742         243,227           84,058

            MORLEY CAPITAL MANAGEMENT, INC. INVESTMENT ADVISORY FEES
                             YEAR ENDED OCTOBER 31,


                                                2007                             2006                             2005
Fund                              Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed  Fees Earned(1)  Fees Reimbursed
----                              --------------  ---------------  --------------  ---------------  --------------  ---------------
Nationwide Short Duration Bond
   Fund(7)                        $      209,900  $        83,960  $      386,120  $             0  $      597,359  $       238,942
Nationwide Enhanced Income
   Fund(7)                               838,809           90,450       1,730,576          180,035       1,141,836          196,148


----------
(1)   Fees net of reimbursement.

(2)   Fund commenced operations on June 29, 2004.

(3)   Fund commenced operations on December 15, 2006

(4)   Fund commenced operations on March 30, 2004.

(5) The Fund has not paid the performance component of its advisory fee since June 2004.

(6) NWD Management & Research Trust ("NMRT") was the Fund's investment adviser until September 29, 2006 when it transferred all of its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those earned by NMRT.

(7) Morley Capital Management, Inc. was the Fund's investment adviser until April 30, 2007.

SUBADVISERS

      The subadvisers for certain of the Funds advised by NFA are as follows:


FUND                                        SUBADVISER
----                                        ----------
Nationwide Large Cap Value Fund             NorthPointe Capital LLC ("NorthPointe")
Nationwide Value Opportunities Fund         NorthPointe
NorthPointe Small Cap Value Fund            NorthPointe
NorthPointe Small Cap Growth Fund           NorthPointe
Nationwide Mid Cap Growth Fund              NorthPointe
Nationwide Micro Cap Equity Fund            NorthPointe
Nationwide Small Cap Leaders Fund           NorthPointe
Nationwide Mid Cap Growth Leaders Fund      Security Global Investors ("SGI")
Nationwide S&P 500 Index Fund               BlackRock Investment Management, LLC ("BlackRock")
Nationwide Small Cap Index Fund             BlackRock
Nationwide Mid Cap Market Index Fund        BlackRock
Nationwide International Index Fund         BlackRock
Nationwide Bond Index Fund                  BlackRock
Nationwide Short Duration Bond Fund         Morley Capital Management, Inc. ("MCM")
Nationwide Enhanced Income Fund             MCM
Nationwide China Opportunities Fund         Gartmore Global Partners ("GGP")
Nationwide Emerging Markets Fund            GGP
Nationwide International Growth Fund        GGP
Nationwide Worldwide Leaders Fund           GGP
Nationwide Global Utilities Fund            GGP
Nationwide Fund                             Aberdeen Asset Management Inc. ("Aberdeen")
Nationwide Global Financial Services Fund   Aberdeen
Nationwide Health Sciences Fund             Aberdeen
Nationwide Natural Resources Fund           Aberdeen
Nationwide Technology and
   Communications Fund                      Aberdeen
Nationwide Growth Fund                      Aberdeen
Nationwide Leaders Fund                     Aberdeen
Nationwide Optimal Allocations Fund:
   Defensive                                Aberdeen
Nationwide Optimal Allocations Fund:
   Moderate                                 Aberdeen
Nationwide Optimal Allocations Fund:
   Moderate Growth                          Aberdeen
Nationwide Optimal Allocations Fund:
   Growth                                   Aberdeen
Nationwide Optimal Allocations Fund:
   Specialty                                Aberdeen
Nationwide Small Cap Fund                   Aberdeen
Nationwide Small Cap Leaders Fund           Aberdeen
Nationwide U.S. Growth Leaders Fund         Aberdeen
Nationwide U.S. Growth Leaders
   Long-Short Fund                          Aberdeen
Nationwide Bond Fund                        Nationwide Asset Management, LLC ("NWAM")
Nationwide Government Bond Fund             NWAM
Nationwide Money Market Fund                NWAM

    Aberdeen Asset Management Inc., 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen manages or sub-advises approximately $37.5 billion in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of October 31, 2007. Worldwide, Aberdeen

PLC had approximately $209.7 billion in assets under management in a range of global equity, fixed income and property investments.

      BlackRock Investment Management, LLC, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a wholly owned subsidiary of BlackRock, Inc.

      Gartmore Global Partners, 8 Fenchurch Place, London, England, United Kingdom, was previously an affiliate of NFA. However, effective September 29, 2006, GGP is no longer affiliated with NFA.

      Morley Capital Management, Inc. ("MCM"), located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed-income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts. MCM was the investment adviser to each of the Nationwide Short Duration Bond Fund and the Nationwide Enhanced Income Fund until April 30, 2007. MCM is a subsidiary of Principal Global Investors, LLC.

      Nationwide Asset Management, LLC, One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.

      NorthPointe Capital LLC (NorthPointe) 101 West Big Beaver, Suite 745, Troy, Michigan 48084, is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe is a subsidiary of NorthPointe Holdings, LLC.

      Security Global Investors (SGI), originally formed in 1961, provides investment advice to registered investment companies, private investment funds and institutional accounts. Its principal office is located at One Security Benefit Place, Topeka, Kansas. Security Global Investors (SGI) refers to both Security Investors, LLC and Security Global Investors, LLC, which both do business as SGI. Each is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Corporation. Security Benefit Life Insurance Company, a stock life insurance company organized under the laws of the State of Kansas, is controlled by Security Benefit Corporation, a Kansas stock holding company. Security Benefit Crporation is wholly owned by Security Benefit Mutual Holding Company, a non-stock company organized under the laws of the State of Kansas. Security Benefit Mutual Holding Company is controlled by Security Benefit Life Insurance Company policyholders.


      Subject to the supervision of NFA and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.

      A discussion regarding the basis for the Board of Trustees approval of the investment advisory contracts of the Funds will be available in the Funds' semi-annual report to the shareholders for the six-month period ended April 30, 2008.

SUBADVISORY FEES PAID

      The following table sets forth the amount NFA paid to the subadvisers for the fiscal periods ended October 31, 2007, 2006 and 2005 (unless otherwise noted):


                                                        YEAR ENDED OCTOBER 31,
FUND(1)                                             2007          2006         2005
------                                          -----------   -----------   -----------
Nationwide Growth Fund                          $    63,556   $         0   $         0
Nationwide China Opportunities Fund                 426,569        16,140        60,354
Nationwide Large Cap Value Fund                     150,512        70,031       112,240
Nationwide U.S. Growth Leaders Long-Short            45,148             0
Fund(3)                                                                               0
Nationwide Small Cap Fund                           451,014             0             0
Nationwide S&P 500 Index Fund                       527,341       571,941       463,187
Nationwide Value Opportunities Fund                  29,902             0             0
Nationwide Small Cap Index Fund                     384,066       363,619       250,025
Nationwide Mid Cap Market Index Fund                836,908       977,563       746,468
Nationwide International Index Fund               2,409,548     1,899,029     1,382,942
Nationwide Bond Index Fund                        1,222,121     1,453,166     1,129,735
Nationwide Emerging Markets Fund(2)                 482,787        28,584       168,356
Nationwide International Growth Fund(2)             562,666        19,445        50,909
Nationwide Worldwide Leaders Fund(2)                292,296        18,049       153,430
Nationwide Global Utilities Fund(2)                  90,938         5,840        31,153
Nationwide Enhanced Income Fund                      83,193
Nationwide Fund(3)                                  321,548           n/a           n/a
Nationwide Global Financial Services Fund(3)          1,748           n/a           n/a
Nationwide Health Sciences Fund(3)                    3,451           n/a           n/a
Nationwide Natural Resources Fund(3)                171,126           n/a           n/a
Nationwide Technology and Communications             17,923
Fund(3)                                                               n/a           n/a
Nationwide Growth Fund(3)                            63,556           n/a           n/a
Nationwide Leaders Fund(3)                            2,382           n/a           n/a
Nationwide Micro Cap Equity Fund                    365,334
Nationwide Mid Cap Growth Fund                       15,803
Nationwide Mid Cap Growth Leaders Fund               80,492
Nationwide Money Market Fund                              0
Nationwide Optimal Allocations Fund:                    178
Defensive(3)                                                          n/a           n/a
Nationwide Optimal Allocations Fund:                  2,971
Moderate(3)                                                           n/a           n/a
Nationwide Optimal Allocations Fund: Moderate         2,776
Growth(3)                                             1,231           n/a           n/a
Nationwide Optimal Allocations Fund: Growth(3)                        n/a           n/a
Nationwide Optimal Allocations Fund:                  7,778
Specialty(3)                                                          n/a           n/a
Nationwide Short Duration Bond Fund                  39,960
Nationwide Small Cap Leaders Fund                   149,082
Nationwide U.S. Growth Leaders Fund(3)               44,737           n/a           n/a
Northpointe Small Cap Growth Fund                   324,503
Northpointe Small Cap Value Fund                     75,013

(1) The Nationwide Short Duration Bond, Nationwide Enhanced Income, Nationwide Mid Cap Growth Leaders, Nationwide Mid Cap Growth, Nationwide Micro Cap Equity and Nationwide Small Cap Leaders Funds did not have subadviser arrangements until May 1, 2007.

(2) NMRT was the Fund's adviser until September 29, 2006 when it transferred its investment advisory responsibilities to NFA, its then wholly-owned subsidiary. Fees stated include those paid by NMRT.

(3) The Nationwide Fund, Nationwide Growth Fund, Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund, Nationwide Natural Resources Fund, Nationwide Technology and Communications Fund, Nationwide Leaders Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Optimal Allocations Funds and the Nationwide U.S. Growth Leaders Long-Short Fund did not have subadviser arrangements until October 1, 2007.

MULTI-MANAGER STRUCTURE

      NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

DISTRIBUTOR

      Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:


   Nationwide Fund Advisors
   Nationwide Fund Management LLC
   Nationwide SA Capital Trust
   Nationwide Life Insurance Company
   Nationwide Life and Annuity Insurance Company
   Nationwide Financial Services,Inc.
   Nationwide Corporation
   Nationwide Mutual Insurance Company
   Stephen T. Grugeon
   Dorothy Sanders
   Joseph Finelli
   Eric E. Miller


      In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

      During the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), NFD received the following commissions from the sale of shares of the Funds:

------------------------------------------------------------------------------------------------------------------------
                                                                                       YEARS ENDED OCTOBER 31
                                                                            --------------------------------------------
      FUNDS                                                                     2007           2006            2005
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                                 $     6,152   $    7,739.56   $    2,271.26
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth                             18,833       24,442.56       11,105.98
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate                                    10,087       33,492.47       17,827.43
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty                                   26,898       30,340.26        8,592.39
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive                                    1,944             n/a             n/a
------------------------------------------------------------------------------------------------------------------------
Nationwide Bond Fund                                                              2,087        1,905.90        2,855.52
------------------------------------------------------------------------------------------------------------------------
Nationwide China Opportunities Fund                                              83,984       23,088.95       11,701.12
------------------------------------------------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                                                 23,559       18,041.93        7,403.22
------------------------------------------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                                         8,284       25,011.67        2,092.06
------------------------------------------------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                                     171        1,756.80        1,756.66
------------------------------------------------------------------------------------------------------------------------
Nationwide Natural Resources Fund                                                21,256       52,540.95       28,128.89
------------------------------------------------------------------------------------------------------------------------
Nationwide Technology and Communications Fund                                       490          810.66          737.19
------------------------------------------------------------------------------------------------------------------------
Nationwide Global Utilities Fund                                                 10,812        3,809.28        2,486.86
------------------------------------------------------------------------------------------------------------------------
Nationwide Government Bond Fund                                                   1,251        1,879.75        2,416.45
------------------------------------------------------------------------------------------------------------------------
Nationwide Growth Fund                                                            7,592       10,681.72       15,191.46
------------------------------------------------------------------------------------------------------------------------
Nationwide International Growth Fund                                             64,256       19,046.61        1,195.07
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund                                 43,204       51,440.11       52,166.24
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund                      62,547       95,770.57       97,971.02
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund                                   49,141       78,286.98      101,146.99
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund                     6,525       24,246.15       38,094.98
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund                                4,717       11,462.75       18,803.55
------------------------------------------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                                                   4,120        3,315.35        3,850.44
------------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                                    4,699        9,217.38        8,021.01
------------------------------------------------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                                                  2,310        4,844.44       42,048.76
------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                                                      259        1,881.68        1,251.51
------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                                            1,921        2,019.45        2,335.98
------------------------------------------------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                                                  36          660.71        1,800.98
------------------------------------------------------------------------------------------------------------------------
Nationwide Enhanced Income Fund                                                      17        1,695.10          103.80
------------------------------------------------------------------------------------------------------------------------
Nationwide Fund                                                                  26,495       30,041.09       28,255.59
------------------------------------------------------------------------------------------------------------------------
Nationwide Leaders Fund                                                           1,185        2,523.78        3,599.01
------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Fund                                                       216,923      142,162.67        7,469.93
------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                                                13,082        8,395.70        6,572.51
------------------------------------------------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                                                   2,071       10,205.47       10,648.26
------------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                                               6,848       41,581.99       35,013.13
------------------------------------------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                                                 564          822.13        2,319.55
------------------------------------------------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                                                13,723        9,531.59          843.49
------------------------------------------------------------------------------------------------------------------------
Nationwide Bond Index Fund                                                          841        1,483.76        1,681.62
------------------------------------------------------------------------------------------------------------------------
Nationwide International Index Fund                                                 763          479.43          383.62
------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                                              2,128        3,288.95        2,637.07
------------------------------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                                                     3,220        4,330.36        6,350.65
------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                                                   1,077        1,964.00          685.13
------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                                                     0               0               0
------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                                                      0               0               0
------------------------------------------------------------------------------------------------------------------------

      NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). During the fiscal years ended October 31, 2007, 2006 and 2005 (unless otherwise noted), NFD received the following amounts from such sales charges:


------------------------------------------------------------------------------------------------------------------------
                                                                                       YEARS ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------
FUNDS                                                                           2007           2006            2005
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                                 $     3,689   $    1,216.04   $         199
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth                              6,754        4,568.62             773
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate                                    11,425        9,615.56           2,040
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty                                    6,348        2,285.51             629
------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive(1)                                     9               0               0
------------------------------------------------------------------------------------------------------------------------
Nationwide Bond Fund                                                              4,023        2,146.70           6,582
------------------------------------------------------------------------------------------------------------------------
Nationwide China Opportunities Fund                                              59,092        7,570.82           2,355
------------------------------------------------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                                                  4,228        4,476.49           2,236
------------------------------------------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                                        16,967       11,126.92             354
------------------------------------------------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                                     618          910.19             869
------------------------------------------------------------------------------------------------------------------------
Nationwide Natural Resources Fund                                                15,326       34,378.76           2,557
------------------------------------------------------------------------------------------------------------------------
Nationwide Technology and Communications Fund                                       400          816.26           3,017
------------------------------------------------------------------------------------------------------------------------
Nationwide Global Utilities Fund                                                 10,901          221.23           1,102
------------------------------------------------------------------------------------------------------------------------
Nationwide Government Bond Fund                                                   4,456          174.53          16,727
------------------------------------------------------------------------------------------------------------------------
Nationwide Growth Fund                                                            6,402        7,910.67          13,609
------------------------------------------------------------------------------------------------------------------------
Nationwide International Growth Fund                                              5,736        4,797.96             442
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund                                 44,215       36,899.97          30,750
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund                      74,129       75,184.79          64,859
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund                                   57,091       67,053.64          58,334
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund                    28,522       17,791.15          19,951
------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund                               19,940       18,714.33          15,292
------------------------------------------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                                                   1,504        3,513.97           1,498
------------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                                    2,880        5,632.36           2,655
------------------------------------------------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                                                 11,776       14,717.21          34,867
------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                                                      201           63.79             349
------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                                            7,139        7,419.21           8,423
------------------------------------------------------------------------------------------------------------------------
Nationwide Money Market Fund                                                      6,539               0           3,408
------------------------------------------------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                                                   0               0              20
------------------------------------------------------------------------------------------------------------------------
Nationwide Enhanced Income Fund                                                       0               0               0
------------------------------------------------------------------------------------------------------------------------
Nationwide Fund                                                                  27,372       38,657.60          49,695
------------------------------------------------------------------------------------------------------------------------
Nationwide Leaders Fund                                                           1,250          508.38             231
------------------------------------------------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                                                   7,062          624.84          15,062
------------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                                              15,950       29,293.61          10,281
------------------------------------------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                                               2,316        3,265.70           6,556
------------------------------------------------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                                                 4,444        1,119.94             281
------------------------------------------------------------------------------------------------------------------------
Nationwide Bond Index Fund                                                          187        1,780.38           3,532
------------------------------------------------------------------------------------------------------------------------
Nationwide International Index Fund                                                 366          329.55             280
------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                                              1,917          603.57           1,343
------------------------------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                                                     8,802       15,086.05          10,400
------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Fund                                                       116,984       24,596.69           3,743
------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                                                   1,622        1,623.02             877
------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                                                59,738        1,310.87              47
------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                                                     0               0               0
------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                                                      0               0               0
------------------------------------------------------------------------------------------------------------------------


(1) The Nationwide Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.

      From such contingent deferred sales charges, NFD retained $658,462, $520,405, and $397,885 for 2007, 2006 and 2005, respectively, after reallowances to dealers. NFD reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class B and Class X shares of the Funds, 1.85% on Class C and Class Y shares of the Funds, 4.00% on Class D shares of the Funds.


DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

o     0.25% of the average daily net assets of Class A shares of each applicable
      Fund;

o 0.25% of the average daily net assets of Service Class shares and IRA Class shares of the Nationwide Short Duration Bond Fund;

o 0.75% of the average daily net assets of Class C shares of the Nationwide Short Duration Bond Fund;

o 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

o 1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Nationwide Money Market Fund and the Nationwide Short Duration Bond Fund;

o 0.85% of the average daily net assets of the Class X and Class Y shares of the Nationwide Bond, Nationwide Government Bond and Nationwide Tax-Free Income Funds;

o 0.15% of the average daily net assets of Service Class shares of the Nationwide Money Market and S&P 500 Index Funds;

o 0.07% of the average daily net assets of the Local Fund shares of the Nationwide S&P 500 Index Fund; and

o 0.50% of the average daily net assets of the Class R Shares of each applicable Fund.

      During the fiscal year ended October 31, 2007 (unless otherwise noted), NFD earned the following distribution fees under the Plan:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SERVICE    LOCAL
                        FUND                                     CLASS A     CLASS B      CLASS C      CLASS R      CLASS     CLASS
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                     $  12,770   $  11,927   $    89,225   $     995
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth               35,635      36,797       185,267           8
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate                      25,915      31,963       253,710         412
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty                     90,639      58,434       529,864         984
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SERVICE    LOCAL
                             FUND                                CLASS A     CLASS B      CLASS C      CLASS R      CLASS     CLASS
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive                      1,266         730         2,367           3
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Bond Fund(1)                                            30,015       3,156        12,961           6           0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide China Opportunities Fund                                74,064      29,550       129,805         236
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                                  124,279      69,243        97,829       4,027
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                          65,396      30,260        61,944         345
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                    25,494      13,559        17,956          65
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Natural Resources Fund                                  59,542      21,502       111,097       6,072
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Technology and Communications Fund                       8,549      12,250         2,621           6
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Global Utilities Fund                                   27,529      23,452        61,470         623
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Government Bond Fund(1)                                 76,282       3,770        15,857           6           0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Growth Fund                                             35,412      42,607        11,247           7
------------------------------------------------------------------------------------------------------------------------------------
Nationwide International Growth Fund                              187,806      81,532       287,277         883
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund                  203,794     197,892     1,144,721      62,821   2,016,235
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund       258,603     423,024     2,154,245     118,195   3,107,093
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund                    200,636     371,212     2,047,723     118,686   3,129,843
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund      71,935      77,834       434,784      36,227     674,468
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund                 48,229      38,973       200,137      18,673     445,086
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                                    76,793      17,765        74,017         702
------------------------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                     96,115      13,098       284,624           6
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                                  107,426      60,886       282,576          28
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                                      5,867       2,258         5,479          10
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                             18,207      29,693         8,616           8
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Money Market Fund                                                                                         13,236
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                                 2,183           0           294           0     157,427
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Enhanced Income Fund                                     3,845           0             0           5           0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Fund                                                   300,380     184,076         8,246          35
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Leaders Fund                                            19,781      11,152        39,347         298
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund(1)                                 20,930       7,454        12,734           0           0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                               196,175      59,291       314,292       6,825
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                                30,938      24,795         7,146           8
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                                 127,828      14,110       121,886         948
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Bond Index Fund                                        123,196       2,336           195           0           0       0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide International Index Fund                               430,751       6,523        12,206           3           0       0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                              520,352       9,818        10,252           3           0       0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                                     166,060      93,089        24,280         675     984,161     102
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Fund                                        1,949,002    195,962     2,327,451      32,738
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                                   323,722       4,673         6,008           2           0       0
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                                  56,901      22,284       172,750       1,000
------------------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                                      23          15            15      13,515
------------------------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                                        0           0             0           0
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by NFD on the Class X and the Class Y shares of these Funds for the fiscal year ended October 31, 2007:

--------------------------------------------------------------------------
FUNDS                                                  CLASS X    CLASS Y
--------------------------------------------------------------------------
Nationwide Bond Fund                                   $ 14,192   $ 1,270
--------------------------------------------------------------------------
Nationwide Government Bond Fund                          14,272     6,851
--------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                          22,667     1,098
--------------------------------------------------------------------------


      IRA CLASS SHARES
      ----------------


Nationwide Short Duration Bond Fund                                $45,128


      Effective December 27, 2004 the Nationwide Short Duration Bond Fund ceased offering IRA Class shares to new investors.

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, Nationwide Financial Services, Inc. or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

      The Trust has been informed by NFD that during the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                        FINANCING              BROKER-
                                                  PROSPECTUS         DISTRIBUTOR       CHARGES WITH            DEALER
                                                  PRINTING &         COMPENSATION &    RESPECT TO B &          COMPENSATION
FUND                                              MAILING(1)          COSTS(1)         C SHARES                & COSTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND                             $ 1,275.90                 $ -           $ 19,123.63          $ 39,627.17
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND INDEX FUND                         $ 930.73                 $ -            $ 1,970.08         $ 122,708.23
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND              $ 3,427.76                 $ -          $ 118,404.77         $ 108,611.97
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND                 $ 4,641.28                 $ -           $ 86,181.70         $ 191,946.22
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE ENHANCED INCOME FUND                     $ 35.48                 $ -                   $ -           $ 3,741.18
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND                                  $ 7,216.42          $ 7,244.88          $ 141,361.66         $ 336,606.22
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND          $ 773.71                 $ -           $ 54,115.55          $ 82,077.15
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND                    $ 375.41                 $ -           $ 12,945.53          $ 38,038.36
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND                $ 1,072.40          $ 3,033.51           $ 60,821.79         $ 131,576.41
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY & COMMUNICATIONS FUND        $ 580.79                 $ -           $ 11,555.68           $ 8,234.16
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND                   $ 341.19                 $ -           $ 46,392.43          $ 47,278.55
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND                    $ 874.70                 $ -           $ 25,395.12          $ 89,166.92
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND                           $ 2,228.71                 $ -           $ 35,527.69          $ 51,327.71
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND             $ 2,192.13                 $ -          $ 297,787.60         $ 225,490.51
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL INDEX FUND              $ 3,048.97            $ 842.85           $ 12,797.38         $ 433,214.99
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE
  FUND                                           $ 6,860.40          $ 1,267.83          $ 453,756.35       $ 3,142,564.00
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE
  FUND                                           $ 6,860.40         $ 19,001.56           $ 68,183.87         $ 652,321.32
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY
  AGGRESSIVE FUND                                $ 6,860.40          $ 2,626.44          $ 719,498.36       $ 5,289,187.13
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY
  CONSERVATIVE FUND                              $ 6,860.40          $ 4,754.29          $ 138,588.34       $ 1,136,626.04
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND   $ 6,860.40          $ 5,541.48          $ 692,864.19       $ 5,121,222.61
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE CAP VALUE FUND                  $ 1,556.27                 $ -           $ 42,013.29         $ 124,094.31
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND                          $ 1,165.55                 $ -           $ 23,202.36          $ 39,105.48
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND                 $ 4,600.99            $ 831.18           $ 56,754.95         $ 378,190.70
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH FUND                   $ 1,236.48                 $ -            $ 3,465.74           $ 8,735.75
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND             $ 496.75                 $ -           $ 24,667.47          $ 31,197.73
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP MARKET INDEX FUND               $ 645.63                 $ -           $ 13,241.65         $ 525,869.68
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MONEY MARKET FUND                       $ 392.41                 $ -                   $ -           $ 8,427.50
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATION FUND: DEFENSIVE       $ 38.38                 $ -            $ 2,695.14           $ 1,409.56
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATION FUND: GROWTH         $ 414.91                 $ -           $ 60,791.23          $ 52,697.34
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATION FUND: MODERATE
  GROWTH                                           $ 206.17                 $ -          $ 121,484.91         $ 133,535.17
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATION FUND: MODERATE        $ 98.39                 $ -          $ 160,131.06         $ 149,093.83
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATION FUND: SPECIALTY      $ 576.91                 $ -          $ 363,512.44         $ 309,597.59
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE RETIREMENT INCOME FUND                      $ -                 $ -                $ 1.70                  $ -
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND                    $ 3,048.97         $ 10,124.71           $ 94,390.08       $ 1,154,534.21
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SHORT DURATION BOND FUND              $ 2,723.40          $ 4,604.08               $ 49.27         $ 196,828.38
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND                        $ 3,612.03         $ 10,829.94        $ 2,027,090.40       $ 2,437,986.12
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP INDEX FUND                    $ 748.18                 $ -            $ 6,920.70         $ 325,843.47
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND                  $ 441.71                 $ -          $ 111,599.33         $ 137,314.17
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TAX-FREE INCOME FUND                  $ 1,762.92                 $ -           $ 23,674.24          $ 35,742.00
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND              $ 1,100.01                 $ -          $ 132,032.89         $ 432,073.94
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GR0WTH LEADERS LONG-SHORT FUND   $ 2,666.58         $ 10,887.25          $ 117,019.22         $ 257,168.76
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VALUE OPPORTUNITIES FUND              $ 1,173.89                 $ -           $ 19,407.31          $ 42,121.65
-------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADER FUND                 $ 2,311.68         $ 50,595.08          $ 102,869.96         $ 108,262.96
-------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND                    $ 0.66                 $ -               $ 11.13          $ 13,547.22
-------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND                        $ -                 $ -                   $ -                  $ -
-------------------------------------------------------------------------------------------------------------------------------


(1) Printing and mailing of prospectuses to other than current Fund shareholders.

ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Short Duration Bond Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, 0.25% and 0.15% of the average daily net assets of the Class A, D, R or Institutional Service and Service Class shares, respectively, of each Fund (as applicable), Prime shares of the Money Market Fund and IRA Class shares of the Nationwide Short Duration Bond Fund.

      The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.


      During the fiscal year ended October 31, 2007, NFS and its affiliates received $10,291,284 in administrative services fees from the Funds.


FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES


      Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule*:

       ASSET LEVEL(1)                  AGGREGATE TRUST FEE
       --------------                  -------------------
     $0 up to $1 billion                      0.26%
 $1 billion up to $3 billion                  0.19%
 $3 billion up to $4 billion                  0.15%
 $4 billion up to $5 billion                  0.08%
$5 billion up to $10 billion                  0.05%
$10 billion up to $12 billion                 0.03%
    $12 billion and more                      0.02%

(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.


* In addition to these fees, the Trust also pays for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.


      During the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, Nationwide SA Capital Trust, the Funds' former administrator, and NFM were paid combined fund administration and transfer agency fees from the Funds as follows:


                                                      YEAR ENDED         YEAR ENDED        PERIOD ENDED
                     FUND                          OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2005
                     ----
Nationwide Optimal Allocations Fund:                  $   21,391         $        0         $        0
Growth
Nationwide Optimal Allocations Fund:                      39,699                  0                  0
Moderate Growth
Nationwide Optimal Allocations Fund:                      43,336                  0                  0
Moderate
Nationwide Optimal Allocations Fund:                      96,934                  0                  0
Specialty
Nationwide Optimal Allocations Fund:                       4,800                n/a                n/a
Defensive(1)
Nationwide Bond Fund                                     119,837            135,261            158,706
Nationwide China Opportunities Fund                      104,282             41,879             57,424
Nationwide Emerging Markets Fund                         119,871             83,519             33,542
Nationwide Global Financial Services Fund                 95,153             46,910             56,788
Nationwide Health Sciences Fund                           48,834             35,639             25,060
Nationwide Natural Resources Fund                        124,154             69,775             29,644
Nationwide Technology and                                 20,302             13,664             13,185
Communications Fund
Nationwide Global Utilities Fund                          50,516             25,790             28,213
Nationwide Government Bond Fund                          128,899            166,159            207,288
Nationwide Growth Fund                                   262,299            293,008            327,352
Nationwide International Growth Fund                     215,550             50,244             30,230
Nationwide Investor Destinations                         229,508                  0                  0
Aggressive Fund
Nationwide Investor Destinations                         318,639                  0                  0
Moderately Aggressive Fund
Nationwide Investor Destinations Moderate                292,862                  0                  0
Fund
Nationwide Investor Destinations                          80,874                  0                  0
Moderately Conservative Fund
Nationwide Investor Destinations                          51,230                  0                  0
Conservative Fund
Nationwide Large Cap Value Fund                           63,106             46,268             42,524
Nationwide U.S. Growth Leaders Long-Short                128,516            126,831             89,592
Fund

                                                      YEAR ENDED         YEAR ENDED        PERIOD ENDED
                     FUND                          OCTOBER 31, 2007   OCTOBER 31, 2006   OCTOBER 31, 2005
                     ----
Nationwide Micro Cap Equity Fund                         116,225            177,673            268,601
Nationwide Mid Cap Growth Fund                            15,481              9,768              8,528
Nationwide Mid Cap Growth Leaders Fund                    56,792             50,188             52,342
Nationwide Money Market Fund                           1,571,689          1,608,440          1,780,215
Nationwide Short Duration Bond Fund                       99,111            123,973            294,439
Nationwide Enhanced Income Fund                          250,210            490,246            427,947
Nationwide Fund                                        1,332,187          1,503,448          1,774,267
Nationwide Leaders Fund                                   34,352             17,830             15,321
Nationwide Tax-Free Income Fund                          162,907            193,895            235,524
Nationwide U.S. Growth Leaders Fund                      226,320            247,069             96,852
Nationwide Value Opportunities Fund                       33,184             25,762             33,999
Nationwide Worldwide Leaders Fund                        119,099             73,067             68,428
Nationwide Bond Index Fund                             1,546,844          1,834,781          1,487,803
Nationwide International Index Fund                    2,193,807          1,760,495          1,427,578
Nationwide Mid Cap Market Index Fund                     955,323          1,157,946            921,691
Nationwide S&P 500 Index Fund                          2,632,573          2,964,738          2,523,149
Nationwide Small Cap Fund                              2,033,446            273,987             42,812
Nationwide Small Cap Index Fund                          507,480            527,296            422,548
Nationwide Small Cap Leaders Fund                        110,758             41,660             16,711
NorthPointe Small Cap Growth Fund                        106,013             49,476             62,861
NorthPointe Small Cap Value Fund                          31,136             29,495             34,784


(1) The Nationwide Optimal Allocations Fund: Defensive commenced operations on December 15, 2006.

SUB-ADMINISTRATORS

      NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Cit") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the Funds of the Trust that Citi is providing such services for:

       ASSET LEVEL(1)                    FEE
       --------------                    ---
     $0 up to $1 billion                0.20%
 $1 billion up to $3 billion            0.15%
 $3 billion up to $4 billion            0.10%
 $4 billion up to $5 billion            0.05%
$5 billion up to $10 billion            0.02%
$10 billion up to $12 billion           0.01%
     $12 billion or more               0.005%

(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee.

      Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:

                                  YEARS ENDED
OCTOBER 31, 2007     OCTOBER 31, 2006     OCTOBER 31, 2005
   $7,854,854           $7,776,120           $7,590,231


CUSTODIAN

      JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

LEGAL COUNSEL

      Stradley Ronon Stevens and Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.


                              BROKERAGE ALLOCATION

      NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA'a or a subadviser's normal research activities or expenses.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially


----------
(1) Because the Funds of Funds will invest primarily in shares of the Underlying Funds and the Nationwide Contract, it is expected that transactions in portfolio securities for these Funds ordinarily will be entered into by the Underlying Funds.

could be either advantageous or disadvantageous to a Fund, they are affected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.


      In purchasing and selling investments for the Funds, it is the policy of each of NFA and the subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      NFA and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and subadvisers are prohibited from considering a broker-dealer's sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.


      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.


      For the fiscal year ended October 31, 2007, the following Funds, through their respective subadvisers, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

--------------------------------------------------------------------------------------------------------------------
FUND                                                              TOTAL DOLLAR AMOUNT OF   TOTAL COMMISSIONS PAID ON
                                                                  TRANSACTIONS             SUCH TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
Nationwide Fund                                                   $1,505,639,547.61        $1,344,314.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Growth Fund                                            $  113,525,195.64        $  121,506.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                   $    1,800,303.40        $    1,803.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                                   $   83,925,238.79        $   53,955.14
--------------------------------------------------------------------------------------------------------------------
Nationwide Leaders Fund                                           $   16,910,018.26        $   18,471.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                                  $  222,426,002.37        $  667,724.58
--------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                                    $   12,985,844.47        $   12,223.19
--------------------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                            $      390,897.60        $      248.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Natural Resources Fund                                 $    1,440,014.24        $    2,143.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Fund                                         $   46,958,413.29        $  119,179.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                                 $   63,542,026.28        $  122,411.27
--------------------------------------------------------------------------------------------------------------------
Nationwide Technology and Communications Fund                     $      521,680.50        $      594.00
--------------------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                               $   32,145,766.89        $   38,232.00
--------------------------------------------------------------------------------------------------------------------
Nationwide US Growth Leaders Long/Short Fund                      $   36,777,160.92        $   45,813.00
--------------------------------------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                               $   59,066,399.60        $  108,852.36
--------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                                 $  210,428,196.78        $  331,187.23
--------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                                  $  125,168,953.56        $  227,589.47
--------------------------------------------------------------------------------------------------------------------

      During the fiscal years ended October 31, 2007, 2006 and 2005, the following brokerage commissions were paid by the Funds:


-------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
-------------------------------------------------------------------------------------------------------
FUND                                                                  2007         2006         2005
-------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                        $      749   $      527   $       48
-------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate Growth                    2,315          822          156
-------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Moderate                           5,243          526          321
-------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Specialty                          3,097        1,971          670
-------------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Defensive                            446            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Bond Fund                                                        0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide China Opportunities Fund                                   377,976      145,087       69,100
-------------------------------------------------------------------------------------------------------
Nationwide Emerging Markets Fund                                      236,441      406,511      273,516
-------------------------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund                             238,964      191,160       59,677
-------------------------------------------------------------------------------------------------------
Nationwide Health Sciences Fund                                        89,850      145,110      166,805
-------------------------------------------------------------------------------------------------------
Nationwide Natural Resources Fund                                     248,945      241,777       75,641
-------------------------------------------------------------------------------------------------------
Nationwide Technology and Communications Fund                         277,745      156,772      300,153
-------------------------------------------------------------------------------------------------------
Nationwide Global Utilities Fund                                       64,002       39,874       70,496
-------------------------------------------------------------------------------------------------------
Nationwide Government Bond Fund                                             0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Growth Fund                                              1,026,797    1,368,535    1,667,028
-------------------------------------------------------------------------------------------------------
Nationwide International Growth Fund                                  702,087      195,007       94,036
-------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Aggressive Fund                            0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Aggressive Fund                 0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderate Fund                              0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Moderately Conservative Fund               0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Investor Destinations Conservative Fund                          0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Large Cap Value Fund                                        48,383       54,821       32,471
-------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Long-Short Fund                      1,467,154    1,902,197    1,097,907
-------------------------------------------------------------------------------------------------------
Nationwide Micro Cap Equity Fund                                      618,437      748,352    1,037,549
-------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Fund                                         11,570        9,051        7,038
-------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                                135,263      139,940      116,941
-------------------------------------------------------------------------------------------------------
Nationwide Short Duration Bond Fund                                         0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide Enhanced Income Fund                                             0       10,892       15,917
-------------------------------------------------------------------------------------------------------
Nationwide Fund                                                     7,766,531    5,518,379    4,391,294
-------------------------------------------------------------------------------------------------------
Nationwide Leaders Fund                                               247,036      142,040      126,334
-------------------------------------------------------------------------------------------------------
Nationwide Small Cap Fund                                           9,229,810    2,565,948      441,403
-------------------------------------------------------------------------------------------------------
Nationwide Tax-Free Income Fund                                             0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide U.S. Growth Leaders Fund                                   756,611    1,168,315      655,159
-------------------------------------------------------------------------------------------------------
Nationwide Value Opportunities Fund                                    98,262       91,526      155,965
-------------------------------------------------------------------------------------------------------
Nationwide Worldwide Leaders Fund                                     459,157      364,130      352,648
-------------------------------------------------------------------------------------------------------
Nationwide Bond Index Fund                                                  0            0            0
-------------------------------------------------------------------------------------------------------
Nationwide International Index Fund                                   244,893      235,354      231,403
-------------------------------------------------------------------------------------------------------
Nationwide Mid Cap Market Index Fund                                  120,060      229,209      170,594
-------------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund                                          42,729       19,816       39,914
-------------------------------------------------------------------------------------------------------
Nationwide Small Cap Index Fund                                       178,516      190,815       71,950
-------------------------------------------------------------------------------------------------------
Nationwide Small Cap Leaders Fund                                     628,181      435,618      177,151
-------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                                     315,290      190,430      308,538
-------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                                      207,299      164,920      198,509
-------------------------------------------------------------------------------------------------------


----------
      During the fiscal year ended October 31, 2007, the Nationwide Bond Fund, Nationwide Bond Index Fund, Nationwide Growth Fund, Nationwide Global Financial Services Fund, Nationwide Large Cap Value Fund, Nationwide U.S. Growth Leaders Long-Short Fund, Nationwide Money Market Fund, Nationwide Short Duration

Bond Fund, Nationwide Enhanced Income Fund, Nationwide Fund, Nationwide U.S. Growth Leaders Fund, Nationwide Leaders Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, and Nationwide S&P 500 Index Fund held investments in securities of their regular broker-dealers as follows:


                                             APPROXIMATE AGGREGATE
                                               VALUE OF ISSUER'S
                                            SECURITIES OWNED BY THE
                                                   FUND AS OF
                                                FISCAL YEAR END                      NAME OF
                   FUND                         OCTOBER 31, 2007                 BROKER OR DEALER
-----------------------------------------   -----------------------   -------------------------------------
Nationwide Bond Fund                            $   1,786,591         Merril Lynch Co., Inc.
                                                    2,994,616         JP Morgan Chase & Co.
                                                    2,024,450         Lehman Brothers, Inc.

Nationwide Bond Index Fund                          1,005,205         Banc of America Corp.
                                                    4,624,748         Merril Lynch Co., Inc.
                                                        5,510         Salomon Smith Barney
                                                    5,094,219         Lehman Brothers, Inc.
                                                        5,983         Credit Suisse First Boston Corp.
                                                   29,123,918         JP Morgan Chase & Co.
                                                    9,046,161         Banc of America Corp.
                                                          631         Deutsche Bank

Nationwide Enhanced Income Fund                    12,068,026         Morgan Stanley
                                                    7,335,326         Goldman Sachs
                                                    4,309,015         JP Morgan Chase & Co.
                                                    3,425,173         Banc of America Corp.
                                                    6,077,769         Salomon Smith Barney
                                                    9,810,956         Lehman Brothers, Inc.
                                                    2,904,490         Morgan Stanley

Nationwide Global Financial Services Fund           3,578,058         Goldman Sachs
                                                      478,850         Lehman Brothers, Inc.
                                                      781,743         Deutsche Bank
                                                    1,323,838         Banc of America Corp.
                                                      800,709         Salomon Smith Barney
                                                      603,995         Morgan Stanley
                                                    1,074,420         JP Morgan Chase & Co.
                                                      934,658         Goldman Sachs

Nationwide Global Utilities Fund                      544,178         Deutsche Bank

Nationwide Growth Fund                              1,165,224         Goldman Sachs

Nationwide International Index Fund                    39,537         Deutsche Bank

Nationwide Large Cap Value Fund                     1,322,016         JP Morgan Chase & Co.
                                                      547,966         Merril Lynch Co., Inc.

                                             APPROXIMATE AGGREGATE
                                               VALUE OF ISSUER'S
                                            SECURITIES OWNED BY THE
                                                   FUND AS OF
                                                FISCAL YEAR END                      NAME OF
                   FUND                         OCTOBER 31, 2007                 BROKER OR DEALER
-----------------------------------------   -----------------------   -------------------------------------
                                                      865,081         Banc of America Corp.
                                                    1,036,138         Salomon Smith Barney
                                                      718,968         Goldman Sachs

Nationwide Money Market Fund                       63,141,157         JP Morgan Chase & Co.
                                                  100,695,000         Goldman Sachs
                                                   93,759,900         Morgan Stanley
                                                   14,302,939         Banc of America Corp.
                                                   64,624,960         Salomon Smith Barney

Nationwide Fund                                     5,915,392         Merril Lynch Co., Inc.
                                                   19,084,312         Banc of America Corp.
                                                    9,845,536         Salomon Smith Barney
                                                   15,811,495         Credit Suisse First Boston Corp.
                                                    6,854,988         Goldman Sachs
                                                    6,073,578         Morgan Stanley
                                                   12,381,210         JP Morgan Chase & Co.

Nationwide S&P 500 Index Fund                      10,866,562         Merrill Lynch, Pierce, Fenner & Smith
                                                   41,040,945         Bank of America
                                                   41,325,701         Salomon Smith Barney
                                                    6,315,125         Lehman Brothers
                                                   13,562,441         Morgan Stanley
                                                   30,470,147         JP Morgan Chase
                                                   19,256,442         Goldman Sachs

NorthPointe Small Cap Growth Fund                     812,623         CS First Boston Corp.

NorthPointe Small Cap Value Fund                    1,010,395         CS First Boston Corp.


      Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. NFA and subadvisers do not necessarily deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

      During the fiscal years ended October 31, 2007, 2006 and 2005, the following brokerage commissions were paid by the Funds to affiliated brokers:

                     COMMISSIONS PAID TO AFFILIATED BROKERS

------------------------------------ ----------------------------   --------      -------       -------
FUND                                 BROKER                           2007          2006          2005
------------------------------------ ----------------------------   --------      --------      --------
Nationwide S&P 500 Index             Merrill Lynch                  $      0      $    50       $   420
------------------------------------ ----------------------------   --------      -------       -------
Nationwide Small Cap Index           Merrill Lynch                  $      0      $    76        $  387
------------------------------------ ----------------------------   --------      -------       -------
Nationwide International Index       Merrill Lynch                  $      0      $    28        $    0
------------------------------------ ----------------------------   --------      -------       -------
Nationwide Mid Cap Market Index      Merrill Lynch                  $      0      $50,245        $2,191
------------------------------------ ----------------------------   --------      -------       -------

      The table below shows the amount of brokerage commissions paid by the Funds to affiliated brokers, and the percentage of such Fund's total brokerage commissions that were paid to each affiliated broker, during the fiscal year ended October 31, 2007.

---------------------------------------------  -----------------   --------------   -------------------
                                                                                         PERCENT OF THE
                                                                                              AGGREGATE
                                                                                    COMMISSIONS PAID BY
                    FUND                       AFFILIATED BROKER   COMMISSION ($)          THE FUND (%)
---------------------------------------------  -----------------   --------------   -------------------
Nationwide S&P 500 Index                        Merrill Lynch        $      0                     0%
---------------------------------------------  -----------------     --------              --------
Nationwide Small Cap Index                      Merrill Lynch        $      0                     0%
---------------------------------------------  -----------------     --------              --------
Nationwide International Index                  Merrill Lynch        $      0                     0%
---------------------------------------------  -----------------     --------              --------
Nationwide Mid Cap Market Index                 Merrill Lynch        $      0                     0%
---------------------------------------------  -----------------     --------              --------


                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES

      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases. Class A shares of the Funds (other than the Nationwide Bond Fund, Nationwide Government Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund):

                             SALES CHARGE AS %     SALES CHARGE AS %       DEALER
AMOUNT OF PURCHASE           OF OFFERING PRICE     OF AMOUNT INVESTED    COMMISSION
-------------------------   -------------------   -------------------   -----------
less than $50,000                   5.75%                 6.10%            5.00%
$50,000 to $99,999                  4.75                  4.99             4.00
$100,000 to $249,999                3.50                  3.63             3.00
$250,000 to $499,999                2.50                  2.56             2.00
$500,000 to $999,999                2.00                  2.04             1.75
$1 million or more                  None                  None             None

CLASS A SHARES OF THE NATIONWIDE BOND FUND, NATIONWIDE GOVERNMENT BOND FUND, AND NATIONWIDE TAX-FREE INCOME FUND

                             SALES CHARGE AS %     SALES CHARGE AS %       DEALER
AMOUNT OF PURCHASE           OF OFFERING PRICE     OF AMOUNT INVESTED    COMMISSION
-------------------------   -------------------   -------------------   -----------
less than $100,000                  4.25%                 4.44%            3.75%
$100,000 to $249,999                3.50                  3.63             3.00
$250,000 to $499,999                2.50                  2.56             2.00
$500,000 to $999,999                2.00                  2.04             1.75
$1 million or more                  None                  None             None

CLASS A SHARES OF THE NATIONWIDE ENHANCED INCOME FUND AND NATIONWIDE SHORT DURATION BOND FUND

                             SALES CHARGE AS %     SALES CHARGE AS %       DEALER
AMOUNT OF PURCHASE           OF OFFERING PRICE     OF AMOUNT INVESTED    COMMISSION
-------------------------   -------------------   -------------------   -----------
less than $100,000                  2.25%                 2.30%            2.00%
$100,000 to $449,999                1.75                  1.78%            1.50
$500,000 to $999,999                1.50                  1.52%            1.25
$1 million or more                  None                  None             None

CLASS D SHARES OF THE FUNDS

                             SALES CHARGE AS %     SALES CHARGE AS %       DEALER
AMOUNT OF PURCHASE           OF OFFERING PRICE     OF AMOUNT INVESTED    COMMISSION
-------------------------   -------------------   -------------------   -----------
less than $50,000                   4.50%                 4.71%            4.00%
$50,000 to $99,999                  4.00                  4.17             3.50
$100,000 to $249,999                3.00                  3.09             2.50
$250,000 to $499,999                2.50                  2.56             1.75
$500,000 to $999,999                2.00                  2.04             1.25
$1 million to $24,999,999           0.50                  0.50             0.50
$25 million or more                 None                  None             None

WAIVER OF CLASS A AND CLASS D SALES CHARGES*

      You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

      The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2)   shares sold:

      (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

      (b)   to any endowment or non-profit organization;

      (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

      (d) to any life insurance company separate account registered as a unit investment trust;

      (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

      (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

      (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

      (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

      (i) to any person who pays for the shares with the proceeds from sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.

(3)   Class A shares sold:

      (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

      (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

      (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

      (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

* Only provision 2(i) applies to the Class A shares of the Nationwide Short Duration Bond Fund. Within the special class structure of the Nationwide Short Duration Bond Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Nationwide Short Duration Bond Fund (each of these other classes has no front-end sales charge). See the Nationwide Short Duration Bond Fund's prospectus for more information.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of a Nationwide Fund, these purchases may also be combined.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B AND CLASS X SHARES OF THE FUNDS AND CDSC

      NFD compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NFD, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

      Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                CDSC ON SHARES
 YEARS OF AFTER PURCHASE                          BEING SOLD
-------------------------                     -----------------
First                                               5.00%
Second                                              4.00%
Third                                               3.00%
Fourth                                              3.00%
Fifth                                               2.00%
Sixth                                               1.00%
Seventh and following                               0.00%

      For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

      For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B AND X SHARES

      You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.

CONVERSION FEATURES FOR CLASS B AND CLASS X SHARES

      Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B or Class X shares converting to Class A shares bears to the shareholder's total Class B or Class X shares not acquired through dividends and distributions.

      If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Nationwide Bond Fund, Nationwide Tax-Free Income Fund and Nationwide Government Bond Fund (the "Fixed Income Funds") to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B or Class X shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

      As of March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds). With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

      o The purchase can be made in any combination of the Funds. The amount of the finder's fee will be determined based on the particular combination of the Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Fund.

      o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

            The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE


---------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT OF PURCHASE
                                                          -----------------------------------------------------
                                                           $1 MILLION TO      $4 MILLION TO       $25 MILLION
                    FUNDS PURCHASED                         $3,999,999         $24,999,999          OR MORE
---------------------------------------------------------------------------------------------------------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Technology and
Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Health Sciences Fund, Nationwide Hedged
Core Equity Fund, Nationwide Leaders Fund, Nationwide
Market Neutral Fund, Nationwide U.S. Growth Leaders,
Nationwide Worldwide Leaders Fund, Nationwide Mid Cap
Growth Leaders Fund, Nationwide Value Opportunities
Fund, Nationwide Micro Cap Equity Fund, Nationwide
U.S. Growth Leaders Long-Short Fund, Nationwide China
Opportunities Fund, Nationwide Natural Resources
Fund, Nationwide Small Cap Core Fund, Nationwide
Small Cap Growth Opportunities Fund, Nationwide Small
Cap Leaders Fund, Nationwide Optimal Allocations
Funds, Nationwide U.S. Small Cap Value Fund,
Nationwide International Value Fund, and Nationwide
Value Fund
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT OF PURCHASE
                                                          -----------------------------------------------------
                                                           $1 MILLION TO      $4 MILLION TO       $25 MILLION
                    FUNDS PURCHASED                         $3,999,999         $24,999,999          OR MORE
---------------------------------------------------------------------------------------------------------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
---------------------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
---------------------------------------------------------------------------------------------------------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
---------------------------------------------------------------------------------------------------------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
---------------------------------------------------------------------------------------------------------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
---------------------------------------------------------------------------------------------------------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT OF PURCHASE
                                                          -----------------------------------------------------
                                                                       $1 MILLION                 $25 MILLION
                      FUNDS PURCHASED                                TO $24,999,999                 OR MORE
---------------------------------------------------------------------------------------------------------------
 NorthPointe Small Cap Growth Fund                                       0.50%                       0.25%
---------------------------------------------------------------------------------------------------------------


CDSC FOR CLASS C SHARES

      You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Nationwide Bond Fund, Nationwide Tax-Free Income Fund, and Nationwide Government Bond Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares. Class C shares of the Nationwide Money Market Fund are not subject to a CDSC.

OTHER DEALER COMPENSATION

      In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

      In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

      o     the Distributor and other affiliates of NFA,

      o     broker-dealers,

      o     financial institutions, and

      o other financial intermediaries through which investors may purchase shares of a Fund.

      Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS X AND CLASS Y SHARES (THE FIXED INCOME FUNDS)

      If you owned Class B or Class C shares of the Fixed Income Funds on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively. Class X and Class Y shares of the Fixed Income Funds retain the same fee and expense structure as the formerly designated Class B and Class C shares. Class X and Class Y shares of a Fixed Income Fund are not offered to the public and may only be purchased by existing Class X or Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fixed Income Fund as a subsequent purchase or through the reinvestment of dividends and/or income. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X shares of that Fixed Income Fund, and only Class Y shareholders of a Fixed Income Fund will be permitted to purchase additional Class Y shares of that Fixed Income Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of a Fixed Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Fixed Income Fund in the future.

CLASS R SHARES

      Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

      A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

      The Funds generally plan to redeem their shares for cash with the following exceptions. The Nationwide Short Duration Bond Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Nationwide Short Duration Bond Fund - Redemption in-Kind" below for more information.

      As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

      The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

REDEMPTION OF SHARES OF THE NATIONWIDE SHORT DURATION BOND FUND

      OTHER REDEMPTION REQUIREMENTS. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

      REDEMPTION FEES. Generally, redemption requests on Shares as described in the Fund's prospectus will be subject to a 2% redemption fee for redemptions made within 7 days of purchase. The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

      Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. Other exemptions to the imposition of redemption fees may apply, as more fully described in the Fund's prospectus.

      REDEMPTION IN-KIND. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities selected solely at the discretion of MCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of Class A or IRA Class Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund.

MEDALLION SIGNATURE GUARANTEE

      A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

      If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

      We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

      If the monthly average balance of your account holding Prime shares of the Nationwide Money Market Fund falls below $250, there is a $2/month fee.

                               VALUATION OF SHARES

      The net asset value per share ("NAV") for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the New York Stock Exchange is closed.

      Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

      Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      The Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a NAV as determined by using available market quotations.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to NFA, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's NAV will not deviate from $1.

      Pursuant to its objective of maintaining a stable NAV, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

FUNDS OF FUNDS

      Shares of the Underlying Funds are valued at their respective NAVs as reported to NFM or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if NFM determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

      DIRECTED DIVIDENDS - This strategy provides the security of principal that the Nationwide Money Market Fund offers plus the opportunity for greater long-term capital appreciation or income through reinvestment of dividends in one or more of the equity or fixed-income Funds, respectively.

      An initial investment of $5,000 or more is made in the Prime Shares of the Nationwide Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Nationwide Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through Directed Dividends, as described above.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.


      For Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.


      NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

                               INVESTOR PRIVILEGES

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

      NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

      EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

EXCHANGES AMONG FUNDS
---------------------

      Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund's minimum investment requirement.

      Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds), the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D, Class X, Class Y and Institutional Service Class shares of other Nationwide Funds. If you exchange Class B, Class C, Class X or Class Y shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, Class X or Class Y (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C, Class X or Class Y (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes of calculating the CDSC. Class X shareholders of a Fixed Income Fund may exchange their shares for Class B shares of any of the Nationwide Funds currently accepting purchase orders and Class Y shareholders of a Fixed Income Fund may exchange their shares for Class C shares of any such Nationwide Fund. However, if you exchange out of Class X or Class Y shares of a Fixed Income Fund into Class B or Class C of another Nationwide Fund, respectively (or into Prime Shares of the Money Market Fund), you will not be permitted to exchange from Class B or Class C of the other Nationwide Fund (or Prime Shares of the Money Market Fund) back into Class X or Class Y shares of the original Fixed Income Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE NATIONWIDE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges for the Funds (except for the Nationwide Short Duration Bond Fund IRA Class shares and the Class X and Class Y shares of the Fixed Income Funds) by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write or fax to Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax to (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

      BY ON LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614) 428-3278.

      RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement. No confirmations are sent for transactions in the Nationwide Money Market Fund. You will receive a monthly activity statement if there are any non-dividend transactions for the Nationwide Money Market Fund.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

      PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.


      UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.


                          FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven-calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven-day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the NAVs will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      BEFORE-TAX PERFORMANCE. Except for the Nationwide Money Market Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

      The Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Government Bond Fund, Nationwide Short Duration Bond Fund, and the Nationwide Enhanced Income Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholder's actual yield may be less.

      The Nationwide Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as MONEY, FORTUNE, FORBES, KIPLINGER'S PERSONAL FINANCE MAGAZINE, SMART MONEY, MUTUAL FUNDS, WORTH, FINANCIAL WORLD, CONSUMER REPORTS, BUSINESS WEEK, TIME, NEWSWEEK, U.S. NEWS and WORLD REPORT; and other publications such as THE WALL STREET JOURNAL, BARRON'S, INVESTOR'S BUSINESS DAILY, STANDARD & POOR'S OUTLOOK and, COLUMBUS DISPATCH. The rankings may or may not include the effects of sales charges.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

      The Trust presently offers the following 62 series of shares of beneficial interest, without par value and with the various classes listed:

FUND                                                                                         SHARE CLASS
-------------------------------------------------------------    ------------------------------------------------------------------
Nationwide Optimal Allocations Fund: Growth                      Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class
Nationwide Optimal Allocations Fund: Moderate Growth             Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Optimal Allocations Fund: Moderate                    Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class
Nationwide Optimal Allocations Fund: Specialty                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Optimal Allocations Fund: Defensive                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Bond Fund                                             Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                                 Institutional Class

FUND                                                                                         SHARE CLASS
-------------------------------------------------------------    ------------------------------------------------------------------
Nationwide China Opportunities Fund                              Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Emerging Markets Fund                                 Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Global Financial Services Fund                        Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Health Sciences Fund                                  Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Natural Resources Fund                                Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Technology and Communications Fund                    Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Global Utilities Fund                                 Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Government Bond Fund                                  Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                                 Institutional Class

Nationwide Growth Fund                                           Class A, Class B, Class C, Class D, Class R, Institutional Service
                                                                 Class, Institutional Class

Nationwide International Growth Fund                             Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Investor Destinations Aggressive Fund                 Class A, Class B, Class C, Class R, Service Class, Institutional
                                                                 Class

Nationwide Investor Destinations Moderately Aggressive Fund      Class A, Class B, Class C, Class R, Service Class, Institutional
                                                                 Class

Nationwide Investor Destinations Moderate Fund                   Class A, Class B, Class C, Class R, Service Class, Institutional
                                                                 Class

Nationwide Investor Destinations Moderately Conservative Fund    Class A, Class B, Class C, Class R, Service Class, Institutional
                                                                 Class

Nationwide Investor Destinations Conservative Fund               Class A, Class B, Class C, Class R, Service Class, Institutional
                                                                 Class

Nationwide Large Cap Value Fund                                  Class A, Class B, Class C, Class R, Institutional Service Class

Nationwide Micro Cap Equity Fund                                 Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Mid Cap Growth Fund                                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

FUND                                                                                         SHARE CLASS
-------------------------------------------------------------    ------------------------------------------------------------------
Nationwide Mid Cap Growth Leaders Fund                           Class A, Class B, Class C, Class D, Class R, Institutional Service
                                                                 Class, Institutional Class

Nationwide Money Market Fund                                     Service Class, Prime Shares, Institutional Class

Nationwide Short Duration Bond Fund                              Class A, Class C, Service Class, Institutional Class, IRA Class

Nationwide Enhanced Income Fund                                  Class A, Class R, Institutional Class, Institutional Service Class

Nationwide Fund                                                  Class A, Class B, Class C, Class D, Class R, Institutional Service
                                                                 Class, Institutional Class

Nationwide Leaders Fund                                          Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Small Cap Fund                                        Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Small Cap Leaders Fund                                Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Tax-Free Income Fund                                  Class A, Class B, Class C, Class D, Class X, Class Y

Nationwide U.S. Growth Leaders Fund                              Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide U.S. Growth Leaders Long-Short Fund                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Value Opportunities Fund                              Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Worldwide Leaders Fund                                Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Bond Index Fund                                       Class A, Class B, Class C, Class R, Institutional Class

Nationwide International Index Fund                              Class A, Class B, Class C, Class R, Institutional Class

Nationwide Mid Cap Market Index Fund                             Class A, Class B, Class C, Class R, Institutional Class

Nationwide S&P 500 Index Fund                                    Class A, Class B, Class C, Class R, Service Class, Institutional
                                                                 Service Class, Local Fund Shares, Institutional Class

Nationwide Small Cap Index Fund                                  Class A, Class B, Class C, Class R, Institutional Class

NorthPointe Small Cap Value Fund                                 Institutional Class

NorthPointe Small Cap Growth Fund                                Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

FUND                                                                                         SHARE CLASS
-------------------------------------------------------------    ------------------------------------------------------------------
Nationwide Hedged Core Equity Fund                               Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Small Cap Core Fund                                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Market Neutral Fund                                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Small Cap Growth Opportunities Fund                   Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Small Cap Value Fund                                  Class A, Class B, Class C, Class R, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2010 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2015 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2020 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2025 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2030 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2035 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2040 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2045 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Destination 2050 Fund                                 Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide Retirement Income Fund                                Class A, Class C, Class R1, Class R2, Institutional Service Class,
                                                                 Institutional Class

Nationwide International Value Fund                              Class A, Class C, Institutional Service Class, Institutional Class

Nationwide U.S. Small Cap Value Fund                             Class A, Class C, Institutional Service Class, Institutional Class

Nationwide Value Fund                                            Class A, Class C, Class R, Institutional Class

      You have an interest only in the assets of the Fund whose shares you own. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

                ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS


      THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR NATIONWIDE TAX-FREE INCOME FUND, THE MONEY MARKET FUND, THE BOND FUND, ENHANCED INCOME FUND, GOVERNMENT BOND FUND, SHORT DURATION BOND FUND, BOND INDEX FUND AND THE FUNDS OF FUNDS.


BUYING A DIVIDEND


      If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.


MULTI-CLASS FUNDS

      Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME


      Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN


      A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.


RETURNS OF CAPITAL


      If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.


INVESTMENTS IN FOREIGN SECURITIES

      The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.


      EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to you.

      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.


      PASS-THROUGH OF FOREIGN TAX CREDITS. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

      The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


      PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS


Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


      Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund's net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

      (i) a Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii) a Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.


EXCISE TAX DISTRIBUTION REQUIREMENTS


      To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.


      SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

      DEFERRAL OF BASIS- CLASS A SHARES ONLY. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:


      IF:

      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:

      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


      CONVERSION OF CLASS B SHARES INTO CLASS A SHARES. The automatic conversion of Class B Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.


      WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

      Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.


      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS


      For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.


      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES


      Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

      DERIVATIVES. A Fund may be permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.


      TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.


      SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.


      CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

      SECURITIES PURCHASED AT DISCOUNT. A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

      CREDIT DEFAULT SWAP AGREEMENTS. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

      INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Real estate investment trusts ("REITs") in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

      Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

      In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

      o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

      o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

      Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

      Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

      INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


BACKUP WITHHOLDING

      By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

NON-U.S. INVESTORS


      Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      INTEREST-RELATED DIVIDENDS. Interest-related dividends designated by a Fund and paid from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

      SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.


      OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.


      U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      INVESTMENT IN U.S. REAL PROPERTY. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

      The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

      o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations; and

      o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

      o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

      o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

      Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

      U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.


ADDITIONAL TAX INFORMATION WITH RESPECT TO NATIONWIDE TAX-FREE INCOME FUND


      The tax information described in "Additional General Tax Information for All Funds" above applies to the Nationwide Tax-Free Income Fund, except as noted in this section.


EXEMPT-INTEREST DIVIDENDS


      By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.

      Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.

DIVIDENDS FROM TAXABLE INCOME

      The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS AND GAIN OR LOSS ON SALE OR EXCHANGE OF YOUR FUND SHARES

      The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

      When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Nationwide Fund is the same as a sale.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS


      The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.


REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

      Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.


ALTERNATIVE MINIMUM TAX


      Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

      Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

      Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.


      The U.S. Supreme Court recently heard oral arguments in Davis v. Dept. of Revenue, the outcome of which could have a important consequences generally for all municipal bond mutual funds, including the Fund. In Davis, two Kentucky residents who paid Kentucky income tax on the interest they earned on out-of-state municipal bonds brought suit against the state's Department of Revenue, claiming that the state's tax law illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed that the state's law was unconstitutional. The Kentucky Supreme Court declined to review the decision, but the U.S. Supreme Court granted certiorari.

      The U.S. Supreme Court may reverse the decision of the Kentucky Appeals Court, in which case there should be no impact in the operation of municipal bond mutual funds (including the Funds). If it affirms the decision of the Kentucky court, however, Kentucky (and possibly all other states) may be required to give equal treatment to all municipal obligations. In that event, state legislatures will be required to assess their current tax policies that give preferential tax treatment to in-state municipal obligations, and will likely be required to enact new legislation that will either exempt from taxation all interest on in-state and out-of-state municipal obligations or else tax all of the interest earned on these obligations. Such a change could affect the tax status of distributions from single state municipal bond mutual funds (funds that invest with a goal of providing tax exempt income for state tax purposes to residents of a that state) and could negatively affect the value of securities held by all municipal bond mutual funds and, therefore, the value of municipal bond mutual funds' shares. In addition, any changes to the state taxation of exempt-interest dividends for personal income tax purposes may or may not affect corporate shareholders in a similar manner and the taxation of such exempt-interest dividends to corporate shareholders for state tax purposes could be substantially different than the taxation of such dividends to individual shareholders.

      The U.S. Supreme Court may also remand Davis to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which event the outcome and impact of its decision will not be known until these proceedings are complete. No matter what the U.S. Supreme Court decides in Davis, exempt-interest dividends paid by municipal bond mutual funds are expected to continue to be exempt from regular federal income tax.

NON-U.S. INVESTORS

      In general, exempt-interest dividends are not subject to U.S. withholding tax.


ADDITIONAL TAX INFORMATION WITH RESPECT TO THE MONEY MARKET FUND


      The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.


DISTRIBUTIONS OF NET INVESTMENT INCOME

      The Money Market Fund typically declares dividends from its daily net income each day that its NAV is calculated, and pays such dividends monthly. The Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

      The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

      Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

REDEMPTION OF FUND SHARES

      Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Nationwide Fund is the same as a sale.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.


ADDITIONAL TAX INFORMATION WITH RESPECT TO THE BOND FUND, ENHANCED INCOME FUND, GOVERNMENT BOND FUND, SHORT DURATION BOND FUND, AND BOND INDEX FUND.

      The tax information described in "Additional General Tax Information for All Funds" above applies to the Bond Fund, Enhanced Income Fund, Government Bond Fund, Short Duration Bond Fund, and Bond Index Fund, except as noted in this section.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.


ADDITIONAL INFORMATION FOR THE FUNDS OF FUNDS


      Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      A Fund of Funds' income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DISTRIBUTIONS OF CAPITAL GAIN

      An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

      Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds' tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds' tax basis is taxable to the Fund of Funds as a capital gain.

      Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. GOVERNMENT SECURITIES


      The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.


                               MAJOR SHAREHOLDERS


As of February 22, 2008, the Trustees and Officers, as a group, owned less than 1% of the shares of the Trust or of any class of a Fund.

As of February 20, 2008, the following shareholders held five percent or greater of the shares of a class of a Fund:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               PERCENTAGE OF THE
                                                                                   NUMBER OF SHARES            CLASS HELD BY THE
NAME AND ADDRESS OF SHAREHOLDER                                                    BENEFICIALLY OWNED          SHAREHOLDER
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,235,014.184                         28.43%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640

4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                        1,866,244.521                         23.74%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL INVESTMENT MANAGEMENT SRVCS                                                 1,198,839.485                         15.25%
3 GATEWAY CENTER
14TH FLOOR
NEWARK NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               714,398.688                          9.09%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  DEFENSIVE CLASS A
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 27,612.357                         21.20%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
FREDDY D TELLERIA                                                                         24,231.911                         18.60%
MARIA E TELLERIA
JTWROS  TOD
5618 HERSHEY LN
ALEXANDRIA VA 22312
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                          19,934.578                         15.30%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
YVONNE L JOSEPHSON                                                                        19,501.743                         14.97%
IRA
907 KELTON PL
HIGH POINT NC 27265-1215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     14,326.678                         11.00%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     19,005.129                         19.28%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
ROBERT D GLISE                                                                             13,496.652                         13.69%
ROLLOVER IRA
9245 KELLY LAKE DR
CLARKSTON MI 48348
------------------------------------------------------------------------------------------------------------------------------------
CHRISTIAN G GRIECO                                                                         7,266.415                          7.37%
ROLLOVER IRA
31 MCMILLEN PL
DELMAR NY 12054
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                                 5,240.126                          5.32%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               884,270.819                         36.52%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                   444,201.439                         18.34%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                            250,599.619                         10.35%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                         179,589.490                          7.42%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS D
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  5,145,478.512                         58.07%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                    817,919.891                          9.23%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                         360,099.115                         20.84%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                   351,399.682                         20.34%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             162,304.360                          9.39%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       94,585.895                          5.47%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    385,302.232                         43.33%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                          53,367.291                          6.00%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
H&R BLOCK FINANCIAL ADVISORS, INC.                                                        49,375.473                          5.55%
THE DIME BUILDING SUITE 1700
719 GRISWOLD STREET
DETROIT MI 48226
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE GROWTH CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    377,039.798                         30.58%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
H&R BLOCK FINANCIAL ADVISORS, INC.                                                       256,428.708                         20.80%
THE DIME BUILDING SUITE 1700
719 GRISWOLD STREET
DETROIT MI 48226
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  GROWTH CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    202,640.357                         44.67%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      32,460.687                          7.16%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  SPECIALTY CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,995,032.164                         64.44%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              129.626                         85.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
RANDAL T BENZSCHAWEL                                                                          22.882                         15.00%
TOD
603 S ADAMS ST
THORP WI 54771-9105
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    592,708.058                         38.60%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                                            225,640.337                         14.70%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                137,173.449                          8.93%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
GPC SECURITIES, INC.                                                                     117,460.387                          7.65%
1201 PEACHTREE STREET
22ND FLOOR
ATLANTA GA 30361
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              82,749.936                          5.39%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE CAP VALUE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    321,254.922                         74.41%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           50,671.287                         11.74%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  5,382,926.979                         48.71%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                                          1,017,327.642                          9.21%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      882,292.858                          7.98%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          719,916.285                          6.51%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             665,017.874                          6.02%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     22,749.204                         48.34%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        2,544.435                          5.41%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    314,206.783                         84.13%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     42,900.002                         70.80%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER & CO. INC.                                                                     8,235.295                         13.59%
125 BROAD STREET
15 TH FL
NEW YORK NY 10004
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        4,508.858                          7.44%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VALUE OPPORTUNITIES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     10,323.268                         33.95%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        6,439.465                         21.18%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
RBC DAIN RAUSCHER INC.                                                                     2,257.175                          7.42%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
------------------------------------------------------------------------------------------------------------------------------------
H&R BLOCK FINANCIAL ADVISORS, INC.                                                         2,053.246                          6.75%
THE DIME BUILDING SUITE 1700
719 GRISWOLD STREET
DETROIT MI 48226
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,586,687.220                         75.43%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      199,171.442                          5.81%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     69,692.667                         46.05%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES INC.                                                               51,910.521                         34.30%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES INC.                                                               12,092.532                          7.99%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND CLASS D
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,016,674.608                          5.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    451,214.216                         45.69%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.                                                            266,002.868                         26.94%
140 BROADWAY
NEW YORK NY 10005-1101
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       55,439.057                          5.61%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,040,822.246                         64.64%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          237,847.127                         14.77%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,927,166.751                         60.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      411,009.503                          8.51%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          282,470.832                          5.85%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             280,381.339                          5.81%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  7,473,787.180                         68.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      613,484.492                          5.63%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                 14,071,687.715                         72.54%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                    1,167,481.307                          6.02%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                 13,594,882.125                         74.42%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                    1,113,226.823                          6.09%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,636,419.344                         66.66%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     265,927.222                          6.72%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,581,904.739                         69.51%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             236,783.604                         10.40%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     152,926.053                          6.72%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND CLASS D
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  19,465,119.646                         30.30%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
DAVID F RICHMOND                                                                           3,579.054                         24.04%
GLENNA M RICHMOND
JTWROS
114 OLD GRANDVIEW RD
BEAVER WV 25813
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      2,312.127                         15.53%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
DONNA J GARST                                                                              1,987.377                         13.35%
IRA
718 WARREN AVE
BELPRE OH 45714
------------------------------------------------------------------------------------------------------------------------------------
GREGORY G BOLING                                                                           1,136.920                          7.64%
ROLLOVER IRA
1100 WILLOWOOD RD
KNOXVILLE TN 37922
------------------------------------------------------------------------------------------------------------------------------------
BLAINE T GORDON                                                                            1,075.139                          7.22%
DONNA GORDON
JTWROS
7063 PIGEON COVE RD
NEEDMORE PA 17238
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TAX-FREE INCOME FUND CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
POLLY A HOPKINS                                                                            3,571.529                         29.84%
TOD
4405 SYCAMORE DR
HAMPSTEAD MD 21074-2311
------------------------------------------------------------------------------------------------------------------------------------
YOLANDA S RHODES                                                                           3,455.439                         28.87%
PO BOX 1375
BELLE GLADE FL 33430-6375
------------------------------------------------------------------------------------------------------------------------------------
E JANE MOFFITT                                                                             2,843.873                         23.76%
DONALD E MOFFITT
JTWROS TOD
2200 ROAD 7
WEST LIBERTY OH 43357
------------------------------------------------------------------------------------------------------------------------------------
EDNA A SCHREINER TOD                                                                         937.032                          7.83%
GARY G EISENHART
DEE ANN RUFFING-KENT
14180 E TWP RD 136
BELLEVUE OH 44811
------------------------------------------------------------------------------------------------------------------------------------
BONNIE MCGALLIARD                                                                            739.451                          6.18%
WILLIAM MCGALLIARD
JTWROS TOD
625 CREAMERY RD
TELFORD PA 18969
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
JOYCE L RICE                                                                              19,792.536                         30.35%
ROSILAND KNIGHT
JORDAN R RICE
4434 CATAMOUNT DR
LILBURN GA 30047
------------------------------------------------------------------------------------------------------------------------------------
JOYCE L RICE                                                                              19,727.464                         30.25%
ROSILAND KNIGHT
DARIAN J RICE
4434 CATAMOUNT DR
LILBURN GA 30047
------------------------------------------------------------------------------------------------------------------------------------
THOMAS E FREECE                                                                            5,027.471                          7.71%
TOD
1029 CARDINAL RD
AUDUBON PA 19403-2203
------------------------------------------------------------------------------------------------------------------------------------
DANIELLE WHITE                                                                             3,511.385                          5.38%
TOD
51 HIDDEN VALLEY
CHAPMANVILLE WV 25508
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     87,447.415                         70.69%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        8,476.010                          6.85%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MONEY MARKET FUND PRIME SHARES C
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          402,060.710                         23.45%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
LISA J K FLORES                                                                          233,803.620                         13.63%
ROTH IRA
45 -587 AWANENE PLACE
KANEOHE HI 96744
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES INC.                                                              222,344.050                         12.97%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
------------------------------------------------------------------------------------------------------------------------------------
MORTON YAMASAKI                                                                          175,904.180                         10.26%
ROTH IRA
PO BOX 1828
LIHUE HI 96766
------------------------------------------------------------------------------------------------------------------------------------
CHARLES Y S YEE                                                                          107,390.230                          6.26%
CHARLOTTE M YEE
JTWROS
975 ALA LEHUA ST
HONOLULU HI 96818-2303
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    158,141.455                         65.02%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           19,858.117                          8.16%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP INDEX FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     27,056.148                         46.45%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       15,154.991                         26.02%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                            7,060.394                         12.12%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL INDEX FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO INVESTMENTS, LLC                                                              44,603.055                         30.41%
625 MARQUETTE AVENUE SOUTH
12TH FLOOR
MINNEAPOLIS MN 55402
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     42,277.899                         28.83%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           28,956.457                         19.75%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO INVESTMENTS, LLC                                                              11,440.291                          7.80%
625 MARQUETTE AVENUE SOUTH
12TH FLOOR
MINNEAPOLIS MN 55402
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND INDEX FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     14,339.144                         92.28%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP MARKET INDEX FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           34,127.243                         38.58%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     32,761.798                         37.03%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        6,056.194                          6.85%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS D
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   2,246,407.943                         29.01%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    176,535.586                         80.09%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       23,045.865                         10.46%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MONEY MARKET FUND PRIME SHARES
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 244,078,797.927                         45.99%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 104,854,729.960                         19.76%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  DEFENSIVE CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      8,343.904                         28.75%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                           8,139.510                         28.05%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                           4,366.106                         15.04%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                           4,311.051                         14.85%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        2,749.084                          9.47%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                            5,534.804                         36.13%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A MOORE                                                                            1,763.615                         11.51%
PO BOX 49
POLK CITY IA 50226
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      1,503.147                          9.81%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
BRADLEY K HENRY                                                                              932.672                          6.09%
ROTH IRA
526 JEFFERSON LN
GEORGETOWN TX 78626
------------------------------------------------------------------------------------------------------------------------------------
MELISSA P ARTHUR                                                                             853.490                          5.57%
ROLLOVER IRA
2191 RIVER RD
SOUTH BOSTON VA 24592
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     62,347.529                         41.77%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              18,553.620                         12.43%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       13,191.515                          8.84%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           11,613.367                          7.78%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              49,804.083                         18.51%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           49,791.910                         18.51%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     44,559.512                         16.57%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       19,580.257                          7.28%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    120,991.340                         43.08%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       35,424.281                         12.61%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              22,729.552                          8.09%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE GROWTH CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    143,942.085                         39.56%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       52,894.603                         14.54%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              41,512.221                         11.41%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  GROWTH CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     44,666.879                         33.92%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
J.J.B. HILLIARD, W.L. LYONS, INC.                                                          9,990.327                          7.59%
501 S FOURTH AVE
LOUISVILLE KY 40202
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        9,926.439                          7.54%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                               9,205.258                          6.99%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
SHAHROKH ETTEHADIEH                                                                        8,569.228                          6.51%
ROLLOVER IRA
1442 D ST NE
WASHINGTON DC 20002
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  SPECIALTY CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    373,820.182                         66.60%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       94,949.669                         16.92%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              130.203                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    150,652.246                         73.69%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       25,787.247                         12.61%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               84.182                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,257,272.062                         70.24%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          361,711.571                         11.26%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MONEY MARKET FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                               1,216,313,681.750                         72.89%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 333,375,560.360                         19.98%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              157.607                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               948,769.915                         42.37%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    289,932.270                         12.95%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             205,037.842                          9.16%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     146,540.250                          6.54%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          120,816.694                          5.40%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     116,111.346                          5.19%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     24,683.779                         20.18%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              19,533.619                         15.97%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       16,825.054                         13.76%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           10,349.510                          8.46%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
RBC DAIN RAUSCHER INC.                                                                     6,607.357                          5.40%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    103,472.739                         30.83%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           32,251.402                          9.61%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              28,697.655                          8.55%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       26,413.889                          7.87%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     109,771.645                         97.32%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     305,034.628                         27.32%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          216,772.499                         19.41%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     111,559.030                          9.99%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    109,565.415                          9.81%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              95,136.562                          8.52%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     49,551.475                         35.08%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      27,428.052                         19.42%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        9,102.862                          6.44%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    170,746.675                         36.17%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          118,536.036                         25.11%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     112,663.571                         99.91%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     178,538.079                         28.88%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           93,922.691                         15.20%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     64,666.862                         10.46%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      36,899.423                          5.97%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      36,820.950                         47.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     16,934.912                         21.86%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                            5,052.046                          6.52%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
BRUCE G REICHERT                                                                           4,545.378                          5.87%
ROTH IRA
330 S KIOWA CT
JUNCTION CITY KS 66441-9101
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    152,705.917                         58.85%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      36,860.513                         14.21%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       23,628.176                          9.11%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      36,597.686                        100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            178,664.296                         44.07%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   126,041.131                         31.09%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                     100,613.829                         24.82%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SHORT DURATION BOND FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
STIFEL, NICOLAUS & COMPANY, INCORPORATED                                                   3,738.466                         55.67%
ATTN C NORWORTHY
501 NORTH BROADWAY
ST LOUIS MO 63102
------------------------------------------------------------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                                              2,790.409                         41.55%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  DEFENSIVE CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    105,818.885                         60.88%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
DORIAN E CRUZ                                                                              9,938.721                          5.72%
TOD
1620 OAKLAWN CT
SILVER SPRING MD 20903-1415
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        9,254.262                          5.32%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     21,159.949                         71.75%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                               2,258.411                          7.66%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
UBS FINANCIAL SERVICES INC.                                                                1,923.579                          6.52%
1000 HARBOR BLVD
8TH FL, COMPLIANCE DEPARTMENT
WEEHAWKEN NJ 07086
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                                 1,807.589                          6.13%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY J BLACK                                                                            1,609.465                          5.46%
ROLLOVER IRA
146 WINTERWOOD LN
EASLEY SC 29642-8172
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    298,640.271                         42.15%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              91,897.851                         12.97%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           72,690.452                         10.26%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    363,715.432                         35.17%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          189,215.406                         18.29%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              90,636.785                          8.76%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       70,875.478                          6.85%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
E*TRADE CLEARING LLC                                                                      53,638.183                          5.19%
135 E. 57TH STREET
NEW YORK NY 10022
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,722,813.324                         71.36%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      156,816.532                          6.50%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE GROWTH CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,293,923.037                         72.64%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  GROWTH CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    513,624.438                         61.30%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       95,364.914                         11.38%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY DW INC.                                                                    43,091.000                          5.14%
2000 WESTCHESTER AVE LD
PURCHASE NY 10577
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  SPECIALTY CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  3,814,001.747                         76.47%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      344,137.113                          6.90%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              130.203                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    941,796.315                         56.18%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                                            247,515.864                         14.77%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   2,972,741.392                         88.45%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
CITISTREET EQUITIES LLC                                                                  332,540.355                          9.89%
400 ATRIUM DRIVE
SOMERSET NJ 08873
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   6,390,567.353                         99.41%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   7,743,469.136                         98.26%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,402,092.911                         99.99%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      961,837.504                         99.99%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              158.714                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VALUE OPPORTUNITIES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              116.287                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              108.242                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     538,850.013                         99.98%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                1,028,139.960                         51.91%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD BANK TTEE                                                                    256,742.951                         12.96%
FBO AGT TR N FLEISCH 12 6 65 O
P O  BOX 3385
CINCINNATI OH 45263
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            235,478.295                         11.89%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   210,876.692                         10.65%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
US BANK                                                                                  127,513.723                          6.44%
PO BOX 1787
FBO RT BOB EVANS FARMS NQ TRUST
MILWAUKEE WI 53201
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                      99,658.281                          5.03%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                  426,445.102                         78.65%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                             51,231.994                          9.45%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                    35,606.178                          6.57%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                      28,787.814                          5.31%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                1,201,587.101                         69.78%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            230,416.667                         13.38%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   162,572.781                          9.44%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                     109,587.842                          6.36%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              140.459                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                  384,719.027                         67.51%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                             83,042.306                         14.57%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                    57,811.920                         10.14%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                      35,110.929                          6.16%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            206,100.924                         44.53%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   167,396.628                         36.17%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                      86,999.862                         18.80%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                1,132,970.560                         71.06%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            203,912.793                         12.79%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   141,880.080                          8.90%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                     100,674.629                          6.31%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            189,428.679                         42.85%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                     147,704.721                         33.42%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                    79,236.628                         17.93%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL INVESTMENT MANAGEMENT SRVCS                                                    25,655.470                          5.80%
3 GATEWAY CENTER
14TH FLOOR
NEWARK NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
GPC SEC INC  AS AGENT FOR MLTC                                                         1,237,080.644                         49.63%
FSB TTEE FBO MARMON KEYSTONE CORP
WAREHOUSE EE S RET PL KC
PO BOX 105117
ATLANTA GA 30348
------------------------------------------------------------------------------------------------------------------------------------
MERCER TRUST COMPANY TTEE FBO                                                            241,859.108                          9.70%
QUADION CORPORATION
RETIREMENT INCOME PLAN
ONE INVESTORS WAY MS N-2-E
NORWOOD MA 02062
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO BANK NA                                                                      197,775.192                          7.94%
ERIC R SEACREST
PO BOX 1533
MINNEAPOLIS MN 55480-1533
------------------------------------------------------------------------------------------------------------------------------------
FNB NOMINEE CO                                                                           143,146.245                          5.74%
614 PHILADELPHIA ST
C/O FIRST COMMONWEALTH TRUST CO
INDIANA PA 15701-3904
------------------------------------------------------------------------------------------------------------------------------------
MIDTRUSCO                                                                                131,905.617                          5.29%
FBO VARIOUS RETIREMENT PLANS
5901 COLLEGE BOULEVARD
SUITE 100
OVERLAND PARK KS 66211-1834
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  DEFENSIVE INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      104,747.189                        100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      132,759.424                         43.79%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   100,028.211                         33.00%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                             70,354.073                         23.21%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      348,606.246                         39.03%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                  343,885.020                         38.50%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                             70,797.135                          7.93%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                    55,408.520                          6.20%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      571,387.706                         99.59%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              103.376                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE GROWTH INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              103.309                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  GROWTH INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              103.475                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  SPECIALTY INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               97.247                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                    4,410,371.374                         51.54%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
SEI PRIVATE TRUST CO                                                                     551,746.901                          6.45%
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456
------------------------------------------------------------------------------------------------------------------------------------
MSL COMPANY                                                                              454,733.520                          5.31%
801 WARRENVILLE ROAD SUITE 500
C/O GREATBANC TRUST COMPANY
LISLE IL 60532
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                          389,988.936                         99.95%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,974,139.053                         29.58%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          868,180.371                         13.01%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             860,450.190                         12.89%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    669,432.477                         35.28%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             390,295.703                         20.57%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          124,131.502                          6.54%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  40,073,137.753                         53.30%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  34,422,251.299                         45.79%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  3,269,435.169                         36.57%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                           1,260,430.201                         14.10%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          561,203.526                          6.28%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,119,588.604                         29.89%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             720,959.013                         19.25%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          250,865.564                          6.70%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      235,121.068                          6.28%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  62,573,467.767                         55.81%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  48,385,081.713                         43.16%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,892,582.291                         35.83%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                           1,155,547.723                         14.31%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          495,740.928                          6.14%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
EMJAY CORP TRUSTEE                                                                       467,242.632                          5.79%
FBO FASCORE LLC PLAN
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  1,489,761.807                         44.84%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             498,175.191                         15.00%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      210,197.848                          6.33%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  49,995,642.493                         57.96%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  34,894,479.894                         40.45%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             613,807.787                         23.50%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    589,031.246                         22.55%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
EMJAY CORP TRUSTEE                                                                       541,648.096                         20.74%
FBO FASCORE LLC PLAN
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    308,192.719                         43.43%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             102,051.464                         14.38%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP INDEX FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   5,372,921.077                         62.82%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   2,492,271.758                         29.14%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP INDEX FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                  6,094.692                         16.43%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        5,262.910                         14.19%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                           3,751.072                         10.11%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                                 2,640.188                          7.12%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                               2,179.352                          5.88%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      2,105.890                          5.68%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                            1,964.315                          5.30%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP INDEX FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                                       9,283,387.548                         39.02%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                       7,371,789.569                         30.99%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATE                                                         5,948,100.002                         25.00%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL INDEX FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  14,955,258.053                         80.81%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   2,679,477.412                         14.48%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL INDEX FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           27,523.370                         46.06%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                  9,221.513                         15.43%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      4,835.516                          8.09%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NVIT                                                                                  41,548,249.073                         21.96%
INVESTOR DESTINATIONS MODERATELY
AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                      39,452,957.943                         20.86%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NVIT                                                                                  32,511,211.034                         17.19%
INVESTOR DESTINATIONS MODERATE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                                      29,553,168.317                         15.62%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATE                                                        18,818,651.386                          9.95%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NVIT                                                                                  16,621,026.106                          8.79%
INVESTOR DESTINATIONS AGGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND INDEX FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   4,787,037.978                         68.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,169,544.508                         16.75%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    511,217.972                          7.32%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND INDEX FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
VALERIE FOLLETT                                                                            7,656.124                         30.04%
IRA
122 INDIAN TRAIL S
WAKEFIELD RI 02879
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                               6,702.005                         26.30%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      2,120.887                          8.32%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
DAVID R BUNNELL                                                                            1,299.207                          5.10%
ROLLOVER IRA
5 WETOMACHICK AVE
WESTERLY RI 02891
------------------------------------------------------------------------------------------------------------------------------------
SUELLEN S OLSON                                                                            1,293.132                          5.07%
ROTH IRA
PO BOX 527
ALBANY IL 61230
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    322,656.403                         30.40%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             291,046.635                         27.43%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
GPC SECURITIES, INC.                                                                      91,409.913                          8.61%
1201 PEACHTREE STREET
22ND FLOOR
ATLANTA GA 30361
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           64,222.640                          6.05%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    164,116.584                         43.64%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              85,981.770                         22.86%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 21,182.421                          5.63%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  12,535,274.333                         71.16%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   4,829,748.214                         27.42%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  17,473,255.763                         66.27%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   8,560,940.570                         32.47%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND INDEX FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATE                                                        32,737,473.414                         39.28%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                      23,838,967.756                         28.61%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                      12,620,118.226                         15.14%
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS CONSERVATIVE                                                     8,604,943.858                         10.33%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                                       5,123,654.677                          6.15%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP MARKET INDEX FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   8,615,335.000                         65.43%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   3,864,871.632                         29.35%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP MARKET INDEX FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           14,045.542                         22.49%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                  9,020.904                         14.44%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      7,091.344                         11.35%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                                 4,922.009                          7.88%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        4,831.796                          7.74%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP MARKET INDEX FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                      17,276,773.197                         40.53%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                                      10,989,280.041                         25.78%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATE                                                         9,402,050.914                         22.06%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                       2,615,557.702                          6.14%
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
RELIANCE TRUST COMPANY                                                                 2,658,552.473                         37.42%
OSSEO AREA SCHOOLS 403B
C/O FASCORP
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111
------------------------------------------------------------------------------------------------------------------------------------
RELIANCE TRUST COMPANY CUSTODIAN                                                       1,336,123.936                         18.81%
AVANADE INC. TNCIPP SUPPLEMENTAL
EXECUTIVE RETIREMENT AND SAVINGS PLAN
PO BOX 48529
ATLANTA GA 30362
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    883,213.084                         12.43%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
GPC SECURITIES, INC.                                                                     425,150.846                          5.98%
1201 PEACHTREE STREET
22ND FLOOR
ATLANTA GA 30361
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                               392,715.324                          5.53%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             599,471.600                         62.85%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     75,104.703                          7.87%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                      49,707,090.182                         37.88%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS AGGRESSIVE                                                      35,745,735.778                         27.24%
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATE                                                        34,404,404.681                         26.22%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     822,520.196                         22.23%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     723,030.584                         19.54%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    537,130.014                         14.52%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             242,147.182                          6.54%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               190,301.721                          5.14%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    115,221.636                         50.21%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              18,753.384                          8.17%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       13,438.951                          5.86%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      111,615.749                         77.97%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
SEI PRIVATE TRUST CO                                                                      30,162.005                         21.07%
ID 701
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               916,275.629                         22.57%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    391,982.568                          9.65%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          342,122.661                          8.43%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL INVESTMENT MANAGEMENT SRVCS                                                   256,926.203                          6.33%
3 GATEWAY CENTER
14TH FLOOR
NEWARK NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     69,517.824                         46.45%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                                15,516.253                         10.37%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              14,260.481                          9.53%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                            1,734.980                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  3,163,309.611                         23.39%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                           1,601,086.246                         11.84%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,412,316.777                         10.44%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                             1,267,086.967                          9.37%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                        1,154,011.102                          8.53%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                              1,055,624.656                          7.81%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    308,554.034                         47.30%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      107,127.754                         16.42%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              60,234.675                          9.23%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                                38,306.401                          5.87%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      361,738.754                         74.55%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          111,422.160                         22.96%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     281,693.870                         36.24%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     266,959.572                         34.35%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 50,430.751                          6.49%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     43,641.273                          5.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      8,825.840                         23.17%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                            8,031.570                         21.08%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                               5,150.999                         13.52%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES & ASSOCIATES, INC.                                                           1,915.918                          5.03%
880 CARILLON PARKWAY
ST PETERSBURG FL 33716
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      108,288.424                         98.50%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     220,714.823                         26.68%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                      110,186.613                         13.32%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     101,683.041                         12.29%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     43,540.962                          5.26%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     96,365.041                         57.14%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
RONALD H COYNE                                                                            10,458.853                          6.20%
IRA
PO BOX 603
TRAPPE MD 21673-0603
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              318.066                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  2,285,532.705                         28.89%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY INVESTMENTS INSTITUTIONAL OPS                                                 1,027,443.671                         12.99%
CO FIIOC AS AGENT FOR ELIASSEN GROUP INC
100 MAGELLAN WAY KW1C
COVINGTON KY 41015
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                924,845.268                         11.69%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     877,648.749                         11.09%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     804,166.454                         10.17%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               420,149.512                          5.31%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    323,605.259                         52.82%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
E*TRADE CLEARING LLC                                                                      57,470.387                          9.38%
135 E. 57TH STREET
NEW YORK NY 10022
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              45,679.390                          7.46%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           37,640.295                          6.14%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 34,817.093                          5.68%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                       47,824.525                        100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
HUDSON- WEBBER FOUNDATION                                                                496,879.372                         18.14%
ATTN  LESLIE MALCOLMSON
333 W FORT ST STE 1310
DETROIT MI 48226
------------------------------------------------------------------------------------------------------------------------------------
CAPINCO                                                                                  470,056.825                         17.16%
PO BOX 1787
C/O US BANK
MILWAUKEE WI 53201
------------------------------------------------------------------------------------------------------------------------------------
GARRETT EVANGELICAL THEOLOGICAL SEMINARY                                                 398,927.720                         14.56%
2121 SHERIDAN RD
EVANSTON IL 60201
------------------------------------------------------------------------------------------------------------------------------------
US BANK                                                                                  322,081.823                         11.76%
PO BOX 1787
FBO RT BOB EVANS FARMS NQ TRUST
MILWAUKEE WI 53201
------------------------------------------------------------------------------------------------------------------------------------
STRAFE & CO                                                                              292,982.958                         10.70%
PARK TUDOR TR
PO BOX 160
WESTERVILLE OH 43086
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL CITY BANK TTEE FOR THE CITY OF                                                  232,192.608                          8.48%
LINCOLN PARK POLICEMEN'S & FIREMEN'S
RETIREMENT SYSTEM
PO BOX 94984
ATTN TRUST MUTUAL FDS
CLEVELAND OH 44101
------------------------------------------------------------------------------------------------------------------------------------
SHELDON & CO                                                                             185,680.126                          6.78%
C/O NATIONAL CITY
PO BOX 94984 4100 W 150TH ST
ATTN  TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984
------------------------------------------------------------------------------------------------------------------------------------
E*TRADE CLEARING LLC                                                                     179,423.108                          6.55%
135 E. 57TH STREET
NEW YORK NY 10022
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    713,193.603                         47.64%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                                79,282.594                          5.30%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    141,835.198                         50.67%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       28,737.634                         10.27%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              24,972.222                          8.92%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 15,280.550                          5.46%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    626,388.142                         60.31%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
A. G. EDWARDS & SONS, INC.                                                               106,679.417                         10.27%
A DIVISION OF WACHOVIA SECURITIES, LLC
ONE NORTH JEFFERSON AVE.
ST. LOUIS MO 63103
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       87,857.244                          8.46%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
HERSHEY TRUST COMPANY                                                                     17,420.968                         78.73%
100 MANSION RD EAST
HERSHEY PA 17033-0445
------------------------------------------------------------------------------------------------------------------------------------
MITRA   CO FBO 98                                                                          4,612.206                         20.84%
C O M I TRUST CO NA
11270 W  PARK PLACE S400
MILWAUKEE WI 53224
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                  742,583.459                         67.40%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
ICMA-RC SERVICES, LLC                                                                    313,678.518                         28.47%
777 NORTH CAPITOL STREET NE
WASHINGTON DC 20002
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           62,125.572                         82.04%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO INVESTMENTS, LLC                                                               5,959.851                          7.87%
625 MARQUETTE AVENUE SOUTH
12TH FLOOR
MINNEAPOLIS MN 55402
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                                 4,070.145                          5.37%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          568,111.435                         98.57%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              124.178                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE GROWTH INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              127.848                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  GROWTH INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              130.303                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  SPECIALTY INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              126.392                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              129.391                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           19,930.979                         94.66%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   3,246,916.174                         85.33%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    493,398.742                         12.97%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS LONG-SHORT FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              113.748                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   6,533,407.492                         91.79%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    564,486.991                          7.93%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   5,381,921.149                         84.50%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    969,289.923                         15.22%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   2,149,021.048                         93.26%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    150,744.010                          6.54%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE ENHANCED INCOME FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              121.931                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               87.184                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP INDEX FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               83.371                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              174.220                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VALUE OPPORTUNITIES FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              124.321                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL INDEX FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               96.199                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                   520.935                         73.27%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              111.200                         15.64%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                         78.882                         11.09%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     990,766.874                         89.20%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    113,243.179                         10.20%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               91.044                         70.31%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                         29.342                         22.66%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
AST CAPITAL TRUST CO OF DE TTEE FBO                                                            9.101                          7.03%
VICTORINOX SWISS ARMY INC DCP
PO BOX 52129
PHOENIX AZ 85072
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                   263.819                         68.30%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              122.457                         31.70%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP MARKET INDEX FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                               69.627                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                18,272.831                         99.54%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE EMERGING MARKETS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     86,843.188                         87.33%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                11,946.662                         12.01%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL FINANCIAL SERVICES FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      3,755.920                         84.81%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                   239.055                          5.40%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                          230.764                          5.21%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE WORLDWIDE LEADERS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     81,762.611                         95.39%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GLOBAL UTILITIES FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     26,299.732                         99.34%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INTERNATIONAL GROWTH FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     44,690.987                         73.87%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                13,787.951                         22.79%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LEADERS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      4,520.288                         97.11%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE HEALTH SCIENCES FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      2,161.244                         94.73%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                          120.245                          5.27%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                          355.806                        100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE U.S. GROWTH LEADERS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    163,827.600                         99.90%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SHORT DURATION BOND FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              31,146.406                         52.50%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
RONALD C ROBICHAUD                                                                        12,818.240                         21.61%
ROLLOVER IRA
6 BALDWIN ST
FRANKLIN NH 03235
------------------------------------------------------------------------------------------------------------------------------------
DONALD F URBAS                                                                             3,444.882                          5.81%
MARGARET J URBAS
JTWROS
8337 TIMBERLANE
PAINESVILLE OH 44077-9173
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE CAP VALUE FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
COUNSEL TRUST DBA MID ATLANTIC                                                            11,357.900                         85.58%
TRUST COMPANY FBO
FTJFC
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH PA 15222-4236
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                                 1,770.874                         13.34%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    513,017.277                         93.70%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MICRO CAP EQUITY FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                         108.634                        100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  DEFENSIVE CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              104.426                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              102.118                         55.67%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                         81.301                         44.33%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE NATURAL RESOURCES FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    188,975.231                         98.58%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TECHNOLOGY AND COMMUNICATIONS FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM SPECIALTY                                                                2,957,988.151                         78.66%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE GROWTH                                                            386,675.569                         10.28%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM MODERATE                                                                   202,228.247                          5.38%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE AM GROWTH                                                                     191,866.712                          5.10%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE CHINA OPPORTUNITIES FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
PENSON FINANCIAL SERVICES, INC.                                                            4,667.875                         39.21%
1700 PACIFIC AVENUE - SUITE 1400
DALLAS TX 75201
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      3,893.651                         32.71%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                        1,500.791                         12.61%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
UNION BANK TR                                                                              1,304.222                         10.96%
MARK S RANSOM
PO BOX 85484
ATTN MUTUAL FUNDS DEPARTMENT
SAN DIEGO CA 92186-5484
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     11,690.433                         98.96%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  MODERATE GROWTH CLASS R
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              126.102                         99.96%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  GROWTH CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     20,599.320                         99.37%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  SPECIALTY CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     44,086.490                         99.72%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP GROWTH FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
WACHOVIA BANK N.A.                                                                       430,827.674                         99.97%
1525 WEST W.T. HARRIS BLVD
CHARLOTTE NC 28262-1151
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP LEADERS FUND CLASS R
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     65,394.002                         98.37%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
SOUTHWEST SECURITIES, INC.                                                               226,842.250                         47.52%
1201 ELM ST
SUITE 3500
DALLAS TX 75209
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    139,485.643                         29.22%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
B TERRY AND KATHLEEN SKINNER                                                              39,825.280                          8.34%
B TERRY SKINNER CRT
DTD 02/14/92
160 MAIN ST
C/O ALLIANCE BANK CUST
ONEIDA NY 13421-1675
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    166,697.941                         75.72%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TAX-FREE INCOME FUND CLASS C
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    130,681.454                         81.07%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       18,923.950                         11.74%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MONEY MARKET FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   8,472,485.840                         86.77%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MG TRUST COMPANY CUST  FBO                                                             1,195,276.435                         12.24%
H   HEYWARD BURNET CPA
700 17TH STREET
SUITE 300
DENVER CO 80202
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     38,393.085                         65.62%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH W PUTNAK                                                                            5,566.093                          9.51%
617 INDIANA ST
MONONGAHELA PA 15063-2028
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     19,230.576                         43.76%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                            5,010.245                         11.40%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
KEVIN FINK                                                                                 3,975.638                          9.05%
IRA
965 LOCH LOMOND RD
PHILIPSBURG PA 16866
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND C BALDWIN                                                                          2,609.603                          5.94%
TOD
105 MALLARDS COVE
VASS NC 28394
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TAX-FREE INCOME FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS J LLEWELLYN                                                                       24,480.085                         36.84%
TOD
43 PUTTING GREEN LN
PENFIELD NY 14526-2548
------------------------------------------------------------------------------------------------------------------------------------
LEOLA KISTLER                                                                              9,425.182                         14.18%
TOD
1040 WOODSIDE DR
FINDLAY OH 45840
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                      8,831.848                         13.29%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
JUDITH A KOVACS                                                                            5,362.772                          8.07%
TOD
115 FELDSPAR DR
SYRACUSE NY 13219
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH H BLASS                                                                             4,306.988                          6.48%
315 S HICKORY ST APT #209
MOUNT CARMEL PA 17851
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE OPTIMAL ALLOCATIONS FUND:  DEFENSIVE INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                              104.742                        100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE ENHANCED INCOME FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     72,391.795                         44.99%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      46,396.581                         28.83%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 12,007.099                          7.46%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
ELEANOR G O'NEIL                                                                           9,900.100                          6.15%
CHARLES J O'NEIL
JTWROS
3 VALLEY VIEW DR
EAST GRANBY CT 06026-9585
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE ENHANCED INCOME FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
MORLEY CAPITAL MANAGEMENT                                                                  1,370.483                         92.82%
1200 RIVER RD STE 1000
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 19428-2442
------------------------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES FINANCIAL SERVICES, INC.                                                       105.995                          7.18%
200 EAST RANDOLPH STREET
5TH FLOOR
CHICAGO IL 60601
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE ENHANCED INCOME FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATE                                                         7,770,724.523                         48.30%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                       3,760,459.534                         23.38%
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS CONSERVATIVE                                                     3,186,653.963                         19.81%
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219
------------------------------------------------------------------------------------------------------------------------------------
INVESTOR DESTINATIONS MODERATELY                                                       1,367,930.786                          8.50%
AGGRESSIVE
C/O BISYS FUND SERV
3435 STELZER RD
COLUMBUS OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND LOCAL FUND SHARES
------------------------------------------------------------------------------------------------------------------------------------
NWD INVESTMENTS                                                                           11,785.223                         94.08%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------------------------------------------------------------------
STERNE, AGEE & LEACH, INC.                                                                   657.944                          5.25%
813 SHADES CREEK PARKWAY
SUITE 100B
BIRMINGHAM AL 35209
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MID CAP GROWTH LEADERS FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      69,263.014                         15.38%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                 40,266.571                          8.94%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      28,019.658                          6.22%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    354,058.055                         16.84%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     319,934.587                         15.22%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     212,453.452                         10.11%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VALUE OPPORTUNITIES FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             190,197.341                         21.26%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     189,298.120                         21.16%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      85,403.523                          9.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VALUE OPPORTUNITIES FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                              25,983.505                         15.31%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                       11,511.165                          6.78%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   2,886,461.409                         81.34%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GOVERNMENT BOND FUND CLASS X
------------------------------------------------------------------------------------------------------------------------------------
BETTY A CONNER                                                                            24,777.044                         18.24%
6945 BLACK WALNUT ST
ROANOKE VA 24019
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MONEY MARKET FUND PRIME SHARES B
------------------------------------------------------------------------------------------------------------------------------------
RBC DAIN RAUSCHER INC.                                                                   313,099.460                         10.86%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
------------------------------------------------------------------------------------------------------------------------------------
RBC DAIN RAUSCHER INC.                                                                   247,844.080                          8.60%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE GROWTH FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     33,392.911                          7.04%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,882,046.425                         28.75%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          777,178.614                         11.87%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     624,768.169                         45.34%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     225,177.458                         16.34%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    113,997.025                          8.27%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE BOND FUND CLASS X
------------------------------------------------------------------------------------------------------------------------------------
BEATRICE BERGER                                                                           24,212.674                         17.09%
F B DARRYL
AND WALTER BERGER
U/D/T DTD 8-1-91
670 APPLE ST
RED HILL PA 18076-1355
------------------------------------------------------------------------------------------------------------------------------------
ROBERT R WARR                                                                             11,614.507                          8.20%
RUTH G WARR
JTWROS
2228 HUNTINGTON RD
AUGUSTA GA 30904
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TAX-FREE INCOME FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             129,125.120                         13.37%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE TAX-FREE INCOME FUND CLASS X
------------------------------------------------------------------------------------------------------------------------------------
GARY R PLOSKINA                                                                           46,675.525                         21.73%
TOD
10840 HUNTERS WOODS LN
IRWIN PA 15642-1939
------------------------------------------------------------------------------------------------------------------------------------
CYNTHIA A MOYER                                                                           17,351.898                          8.08%
DEBORAH L COHEN
JTWROS
1341 FOXWOOD DR
MONROEVILLE PA 15146
------------------------------------------------------------------------------------------------------------------------------------
AMELIA H CORNS                                                                            15,797.197                          7.35%
SHIRLEY A MOONIS
JTWROS
BOX 192
SLICKVILLE PA 15684
------------------------------------------------------------------------------------------------------------------------------------
BETTY A CONNER                                                                            13,747.364                          6.40%
6945 BLACK WALNUT ST
ROANOKE VA 24019
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SHORT DURATION BOND FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   4,353,753.457                         74.44%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
COUNSEL TRUST DBA MID ATLANTIC                                                           400,810.739                          6.85%
TRUST COMPANY FBO
FTJFC
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH PA 15222-4236
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SHORT DURATION BOND FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                           48,323.375                         63.09%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
TD AMERITRADE CLEARING, INC.                                                              19,676.360                         25.69%
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005
------------------------------------------------------------------------------------------------------------------------------------
RELIANCE TRUST COMPANY CUSTODIAN                                                           8,342.102                         10.89%
AVANADE INC. TNCIPP SUPPLEMENTAL
EXECUTIVE RETIREMENT AND SAVINGS PLAN
PO BOX 48529
ATLANTA GA 30362
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SHORT DURATION BOND FUND IRA CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          217,715.890                         16.09%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                               198,943.534                         14.70%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             157,881.018                         11.67%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      115,926.732                          8.57%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
LPL FINANCIAL CORPORATION                                                                110,629.311                          8.17%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE CAP VALUE FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     903,278.167                         46.08%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    276,002.640                         14.08%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             236,172.954                         12.05%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     217,984.896                         11.12%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE CAP VALUE FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                     31,766.677                         26.98%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                               6,130.681                          5.21%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL INVESTMENT MANAGEMENT SRVCS                                                 9,272,723.839                         27.01%
3 GATEWAY CENTER
14TH FLOOR
NEWARK NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                  8,999,191.223                         26.21%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                             3,297,172.065                          9.60%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.                                                          1,754,600.852                          5.11%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND CLASS B
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    210,688.115                         19.25%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
FIRST CLEARING, LLC                                                                      186,870.815                         17.08%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          167,129.832                         15.27%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
PERSHING LLC                                                                             136,291.756                         12.46%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                                    899,025.790                         56.03%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL FINANCIAL SERVICES LLC                                                          401,499.210                         25.02%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
------------------------------------------------------------------------------------------------------------------------------------
SEI PRIVATE TRUST CO                                                                     121,655.315                          7.58%
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456
------------------------------------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.                                                                87,642.063                          5.46%
101 MONTGOMERY STREET
MS:SF101MONT-22-241
SAN FRANCISCO CA 94104
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  33,686,591.341                         69.26%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  14,945,238.797                         30.73%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE S&P 500 INDEX FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   7,342,990.374                         98.18%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------------------------------------------------------------------

      To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise, which includes Nationwide Funds Group and NWD Investment Group. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations as of the date of this SAI, it is expected that upon commencement of the public offering, Nationwide Funds Group or one of its affiliates will own all or substantially all of the new fund's shares, but that shortly thereafter, such ownership will decrease as sales are made to the public.

                              FINANCIAL STATEMENTS

      The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A
                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.


      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.


                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:


MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC     Bonds are considered a high default risk. Default is a real
and C       possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
            A 'CC' rating indicates that default of some kind appears probable.
            'C' rating signal imminent default.

DDD, DD     Bonds are in default. Such bonds are not meeting current obligations
and D       and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG    This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                 APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

                            NATIONWIDE FUND ADVISORS

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

      The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

      Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

      NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

      Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

      NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

      NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

      For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.


2008 ISS PROXY VOTING GUIDELINES SUMMARY
----------------------------------------

The following is a concise summary of the proxy voting policy guidelines for 2008.

1. AUDITORS


Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      o     Tenure of the audit firm

      o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      o     Length of the rotation period advocated in the proposal

      o     Significant audit-related issues

      o     Number of audit committee meetings held each year

      o     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      o Insiders and affiliated outsiders on boards that are not at least majority independent

      o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

      o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

      o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.


3. SHAREHOLDER RIGHTS


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING


Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.


CONFIDENTIAL VOTING


Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.


Vote FOR management proposals to adopt confidential voting.


4. PROXY CONTESTS


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS


Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.


REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap).

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

      o The plan expressly permits repricing of underwater options without shareholder approval; or

      o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

      o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

      o     The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

      o Stock ownership guidelines (a minimum of three times the annual cash retainer)

      o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

      o     Balanced mix between cash and equity

      o Non-employee directors should not receive retirement benefits/perquisites

      o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

      o     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

      o     Broad-based participation

      o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.   SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

      o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

      o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                         ABERDEEN ASSET MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

HOW PROXIES ARE VOTED

Aberdeen has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.

A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen's affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1. AUDITORS

VOTE CASE-BY-CASE ON SHAREHOLDER PROPOSALS ON AUDITOR ROTATION, TAKING INTO ACCOUNT THESE FACTORS:

            o     Tenure of the audit firm

            o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

            o     Length of the rotation period advocated in the proposal

            o     Significant audit-related issues

            o     Number of audit committee meetings held each year

            o     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

            o Insiders and affiliated outsiders on boards that are not at least majority independent

            o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

            o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

            o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

            o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

      Vote  AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

      Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

      Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS


Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE


COMMON STOCK AUTHORIZATION

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

            o It is intended for financing purposes with minimal or no dilution to current shareholders

            o It is not designed to preserve the voting power of an insider or significant shareholder


9. EXECUTIVE AND DIRECTOR COMPENSATION


ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

            o The plan expressly permits repricing of underwater options without shareholder approval; or


            o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

            o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.


A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

      Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

            o Stock ownership guidelines (a minimum of three times the annual cash retainer)

            o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

            o     Balanced mix between cash and equity

            o Non-employee directors should not receive retirement benefits/perquisites

            o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

            o     Historic trading patterns

            o     Rationale for the repricing

            o     Value-for-value exchange

            o     Option vesting

            o     Term of the option

            o     Exercise price

            o     Participation

            o     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

      Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

      Vote FOR qualified employee stock purchase plans where all of the following apply:


            o     Purchase price is at least 85 percent of fair market value,


            o     Offering period is 27 months or less, and

            o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

      Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

      Vote FOR nonqualified plans with all the following features:

            o     Broad-based participation

            o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

            o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

            o No discount on the stock price on the date of purchase since there is a company matching contribution

      Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

            o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

            o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.


In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.


o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.


o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                            BLACKROCK ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

      BlackRock Advisors, Inc. ("BAI") BAI's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

      BAI recognized that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BAI concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAI assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAI's continued confidence remains warranted. If BAI determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAI determines other mitigating circumstances are present.

      BAI's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including different voting practices in jurisdiction outside the Unites Sates, might warrant departure from these guidelines. In proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAI's ability to vote such proxies in the best interest of the Funds. Accordingly, BAI may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAI may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAI director may have a close relative who serves as a director of an executive of a company that is soliciting proxies. BAI's policy in all cases is to vote proxies based on its client's best interests.

      BAI has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS analyses all proxy solicitations BAI receives for its clients and votes or advises BAI how, based on BAIs guidelines, the relevant votes should be cast.

      Below is a summary of some of the procedures described in the Proxy Voting Policy.

      Routine Matters. BAI will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

      Special Issues. BAI will generally vote against social issue proposals, which are generally proposed by shareholder who believe that the corporation's internally adopted policies are ill-advised or misguided.

      Financial /Corporate Issuers. BAI will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

      Shareholder Rights. Proposals in this category are made regularly by both management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAI will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of these particular circumstances.

                            GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients' votes at company meetings. This document only summarizes GGP's position and for a fuller understanding reference must be made to GGP's full corporate governance statement.

CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

o Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

o     Capital issue and repurchase should be on equal terms to all holders.

o Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

o Board Structure - there should be sufficient independent non-executives to balance executive management.

o Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

o Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

o Service contracts - should not be of excessive length or used to shield executives who do not perform.

o Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

o Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

Gartmore's Procedures

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

      o where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

      o where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for the proponent

      o where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

                  o referring decisions to a senior manager unconnected with the day to day management of the fund concerned

                  o     using the advice of an outside body

                  o     approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

                         MORLEY CAPITAL MANAGEMENT, INC.
                                   ("MORLEY")


                                   SUMMARY OF
                             PROXY VOTING GUIDELINES


PROXY VOTING POLICY AND PROCEDURES

Introduction

Morley is an investment adviser that is registered with the U.S. Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Morley provides investment advisory services to various types of clients which may include registered and unregistered investment companies, collective trusts, institutional separate accounts, wrap accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts and individuals.

These guidelines describe how Morley discharges its fiduciary duty on behalf of its clients to vote proxies that are received in connection with underlying portfolio securities held by its clients. Due to the nature of Morley's advisory services and the securities that it purchases on behalf of its clients, proxies are very infrequent. However, this Policy address several contingencies for proxy voting even though they will rarely, if ever, occur. Morley understands that it has a duty to vote proxies as set forth in relevant advisory agreements and contracts. Further, Morley understands its responsibility to process proxies and to maintain all required records regarding proxy voting.

It is Morley's Policy is to vote proxies solely in a manner that best serves the economic interests of its clients.

How Proxies are Voted

Morley shall administer all proxies. Proxies are received by Morley at its offices located at 1300 SW Fifth Ave Suite 3300, Portland OR 97201. Upon receipt, the Morley Chief Investment Officer shall review the proxy and cast the vote in a timely manner that best serves the economic interests of its clients. Morley shall attempt to process every vote for all domestic and foreign proxies that Morley receives.

There may be situations, however, where Morley cannot process a proxy in connection with a foreign security. For example, Morley will not process a foreign proxy if (1) the cost of voting the foreign proxy outweighs the benefit of voting the foreign proxy; (2) when Morley has not been given enough time to process the vote; and (3) when a sell order for a foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.

In the event that a proxy vote presents a conflict of interest or the appearance of such conflict for Morley, the matter shall be referred to the Morley Chief Compliance Officer ("CCO"). The Morley CCO shall consult with the Principal Global Investors ("PGI") Chief Compliance Officer and the PGI Chief Operating Officer who shall collectively make a determination on the conflict of interest and document their collective decision regarding how to vote the specific issue in the best economic interest of its client(s) in order to ensure that an independent decision is made in that circumstance.

Recordkeeping

Morley shall maintain, at a minimum, the following records: (1) the Morley Proxy Voting Policy and Procedures; (2) proxy statements received regarding underlying portfolio securities held by clients; (3) records of votes cast on behalf of clients; (4) Client written requests for information on how Morley voted proxies for said client; (5) any response to clients regarding their request for information as to how Morley voted proxies for the Client; (6) any documents prepared by Morley that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.

The records and other items shall be maintained for at least 5 years with the first two years in an easily accessible place, except electronic filings that are available on the SEC's EDGAR system.

Reporting

Morley shall provide periodic reports in accordance with regulatory requirements and shall provide clients with reports as requested or agreed upon.

                        NATIONWIDE ASSET MANAGEMENT, LLC

                         PROXY VOTING GUIDELINES SUMMARY

Nationwide Asset Management, LLC ("NWAM") authority to vote client proxies is established by Registrant's investment advisory agreements or comparable documents.

Generally, NWAM does not provide advice on securities that issue proxies and therefore does not exercise voting authority with respect to client accounts or the securities held within those accounts.

From time to time NWAM may be in a position to vote client proxies. In these instances, NWAM intends to vote proxies in accord with the best economic interests of its clients. NWAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients. In order to avoid conflicts of interest, NWAM or an affiliate has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider. NWAM will vote clients' proxies according to ISS's proxy voting recommendations.

On an annual basis, NWAM will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of its clients.

NWAM's Investment Committee votes proxies when ISS has recused itself from a vote recommendation or if senior officers or a member of the Committee believes it necessary in the best economic interests of clients to vote differently. Upon request, Registrant provides clients with a copy of its proxy voting procedures and information on how the client's proxies were voted.

                             NORTHPOINTE CAPITAL LLC
                                   SUMMARY OF
                             PROXY VOTING GUIDELINES


GENERAL
-------


      NorthPointe Capital LLC ("NorthPointe") is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NorthPointe currently provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").


      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NorthPointe performs for Clients. NorthPointe's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NorthPointe has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NorthPointe has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

HOW PROXIES ARE VOTED
---------------------


      NorthPointe has delegated to Institutional Shareholder Services ("ISS"), an indirect subsidiary of RiskMetrics Group, and an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NorthPointe. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis.

      Specifically, ISS assists NorthPointe in the proxy voting and corporate governance oversight process by developing and updating the "RiskMetrics Group and ISS Proxy Voting Guidelines," which are incorporated into NorthPointe's Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NorthPointe's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NorthPointe, generally will result in proxy voting decisions which serve the best economic interests of Clients. NorthPointe has reviewed, analyzed, and determined that the RiskMetrics Group and ISS Proxy Voting Guidelines are consistent with the views of NorthPointe on the various types of proxy proposals. When the RiskMetrics Group and ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NorthPointe; and (ii) NorthPointe will use its best judgment in voting proxies on behalf of the Clients. A summary of the RiskMetrics Group and ISS Proxy Voting Guidelines is set forth below.


CONFLICTS OF INTEREST
---------------------


      NorthPointe does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined RiskMetrics Group and ISS Proxy Voting Guidelines, NorthPointe generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NorthPointe, then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief compliance officer for NorthPointe. The chief compliance officer for NorthPointe then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NorthPointe then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.


CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

      NorthPointe, through ISS, shall attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which NorthPointe will not process a proxy because it is impractical or too expensive to do so. For example, NorthPointe will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NorthPointe has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NorthPointe generally will not seek to recall the securities on loan for the purpose of voting the securities.


2008 RISKMETRICS GROUP AND ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2008.


1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      o     Tenure of the audit firm

      o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      o     Length of the rotation period advocated in the proposal

      o     Significant audit-related issues

      o     Number of audit committee meetings held each year

      o     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      o Insiders and affiliated outsiders on boards that are not at least majority independent

      o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

      o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

      o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING


Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.


CONFIDENTIAL VOTING


Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

Vote FOR management proposals to adopt confidential voting.


4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS


Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.


REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS


Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS


Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.


7. REINCORPORATION PROPOSALS


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:


      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.


9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.


Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap).

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:


      o The plan expressly permits repricing of underwater options without shareholder approval; or


      o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

      o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

      o     The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.


DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

      o Stock ownership guidelines (a minimum of three times the annual cash retainer)

      o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

      o     Balanced mix between cash and equity

      o Non-employee directors should not receive retirement benefits/perquisites

      o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

      o     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

      o     Broad-based participation

      o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES


These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.


In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

      o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.


      o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.


      o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                            SECURITY GLOBAL INVESTORS


                     PROXY VOTING GUIDELINES AND PROCEDURES


The Proxy Voting Policies and Procedures of Security Investors, LLC and Security Global Investors, LLC ("SGI") are designed to ensure that proxies are voted in the best interests of the applicable client.

SGI has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the client. In addition, the manner in which specific proposals are to be voted may differ based on the type of client. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can they anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

SGI has delegated to an independent third party (the "Service Provider"), the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies SGI of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which SGI has indicated that a decision will be made on a case-by-case basis), and SGI then directs the Service Provider how to vote on that particular proposal.

SGI may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the client and is not a result of the conflict.

Pursuant to such procedures, SGI may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. SGI may be unable to vote or may determine not to vote a proxy on behalf of a client. For example, SGI will generally abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.

                         APPENDIX C - PORTFOLIO MANAGERS

                       INFORMATION AS OF OCTOBER 31, 2007


INVESTMENTS IN EACH FUND
------------------------

                                                                         Dollar Range of Investments in
Name of Portfolio Manager          Fund Name                             Each Fund
-------------------------          ---------                             ------------------------------
-------------------------------------------------------------------------------------------------------
NATIONWIDE FUND ADVISORS
------------------------
-------------------------------------------------------------------------------------------------------
Alpha Benson                       Nationwide Tax-Free Income            None
                                      Fund

Thomas R. Hickey, Jr.              Nationwide Investor Destinations      None
                                   Aggressive Fund
                                   Nationwide Investor Destinations      None
                                   Moderately Aggressive Fund
                                   Nationwide Investor Destinations      None
                                      Moderate Fund
                                   Nationwide Investor Destinations      None
                                   Moderately Conservative Fund
                                   Nationwide Investor Destinations      None
                                   Conservative Fund

-------------------------------------------------------------------------------------------------------
ABERDEEN ASSET MANAGEMENT INC.
------------------------------
-------------------------------------------------------------------------------------------------------
Christopher Baggini                Nationwide Growth Fund                $10,001-$50,000
                                   Nationwide U.S. Growth Leaders        $100,001-$500,000
                                      Fund
                                   Nationwide U.S. Growth Leaders
                                      Long-Short Fund                    None

Douglas Burtnick                   Nationwide Global Financial           $10,001-$50,000
                                      Services Fund
                                   Nationwide Global Health              $10,001-$50,000
                                      Sciences Fund
                                   Nationwide Growth Fund                $1-$10,000
                                   Nationwide U.S. Growth Leaders        None
                                      Fund
                                   Nationwide U.S. Growth Leaders        $50,001-$100,000
                                      Long-Short Fund

Joseph A. Cerniglia                Nationwide Fund                       $10,001-$50,000

Gary D. Haubold                    Nationwide Fund                       None
                                   Nationwide Leaders Fund               None
                                   Nationwide Small Cap Fund             None
                                   Nationwide Small Cap Leaders          None
                                      Fund

William Gerlach                    Nationwide Small Cap Fund             None
                                   Nationwide Small Cap Leaders          None
                                      Fund
                                   Nationwide Global Natural             None
                                      Resources Fund

Jason Kotik                        Nationwide Global Natural             None
                                      Resources Fund

Charles Purcell                    Nationwide Small Cap Fund             $50,001-$100,000
                                   Nationwide Small Cap Leaders          None
                                      Fund

Richard Fonash*                    Nationwide Optimal Allocations        None
                                      Fund: Defensive
                                   Nationwide Optimal Allocations        None
                                      Fund: Growth
                                   Nationwide Optimal Allocations        None
                                      Fund: Moderate
                                   Nationwide Optimal Allocations        None
                                       Fund: Moderate Growth
                                   Nationwide Optimal Allocations        None
                                      Fund: Specialty

Shahreza Yusof*                    Nationwide Optimal Allocations        None
                                      Fund: Defensive
                                   Nationwide Optimal Allocations        None
                                      Fund: Growth
                                   Nationwide Optimal Allocations        None
                                      Fund: Moderate
                                   Nationwide Optimal Allocations        None
                                      Fund: Moderate Growth
                                   Nationwide Optimal Allocations        None
                                      Fund: Specialty

Stuart Quint                       Nationwide Global Financial           None
                                      Services Fund

Robert V. Tango                    Nationwide Technology and             None
                                      Communications Fund

-------------------------------------------------------------------------------------------------------
BLACKROCK INVESTMENT MANAGEMENT
-------------------------------
-------------------------------------------------------------------------------------------------------
Scott Amero                        Nationwide Bond Index Fund            None

Debra L. Jelilian                  Nationwide International Index        None
                                      Fund
                                   Nationwide Mid Cap Market             None
                                      Index Fund
                                   Nationwide S&P 500 Index Fund         None
                                   Nationwide Small Cap Index            None
                                      Fund

Matthew Marra                      Nationwide Bond Index Fund            None

Andrew Phillips                    Nationwide Bond Index Fund            None

Jeffrey L. Russo                   Nationwide International Index        None
                                      Fund
                                   Nationwide Mid Cap Market             None
                                      Index Fund
                                   Nationwide S&P 500 Index Fund         None
                                   Nationwide Small Cap Index            None
                                      Fund

-------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL PARTNERS
------------------------
-------------------------------------------------------------------------------------------------------
Charlie Awdry                      Nationwide China Opportunities        None
                                      Fund

Brian O' Neill                     Nationwide International Growth       None
                                      Fund

Christopher Palmer                 Nationwide China Opportunities        None
                                      Fund

Neil Rogan                         Nationwide Worldwide Leaders          None
                                      Fund
Ben Walker                         Nationwide Global Utilities Fund      None
                                   Nationwide International Growth
                                      Fund                               None

-------------------------------------------------------------------------------------------------------
MORLEY CAPITAL MANAGEMENT, INC.
-------------------------------
-------------------------------------------------------------------------------------------------------
Perpetua M. Phillips               Nationwide Enhanced Income            None
                                      Fund
                                   Nationwide Short Duration Bond        None
                                      Fund

Shane Johnston                     Nationwide Enhanced Income            None
                                      Fund
                                   Nationwide Short Duration Bond        None
                                      Fund

-------------------------------------------------------------------------------------------------------
NATIONWIDE ASSET MANAGEMENT, LLC
--------------------------------
-------------------------------------------------------------------------------------------------------
Daniel Blevins*                    Nationwide Money Market Fund          None

Mabel C. Brown*                    Nationwide Bond Fund                  None

Gary S. Davis*                     Nationwide Bond Fund                  $1-$10,000

Gary R. Hunt*                      Nationwide Government Bond Fund       None

-------------------------------------------------------------------------------------------------------
NORTHPOINTE CAPITAL LLC
-----------------------
-------------------------------------------------------------------------------------------------------
Peter J. Cahill                    Nationwide Large Cap Value Fund       $100,001-$500,000
                                   Nationwide Value Opportunities Fund   None

Mary C. Champagne                  NorthPointe Small Cap Value Fund      None
                                   Nationwide Large Cap Value Fund       None
                                   Nationwide Value Opportunities Fund   None

Robert D. Glise                    Nationwide Mid Cap Growth Fund        $100,001-$500,000

Karl Knas                          Nationwide Small Cap Leaders Fund     None
                                   NorthPointe Small Cap Growth Fund     None

Jeffrey C. Petherick               Nationwide Large Cap Value Fund       None
                                   Nationwide Value Opportunities Fund   $50,001-$100,00
                                   NorthPoint Small Cap Value Fund       None

Carl Wilk                          Nationwide Small Cap Leaders Fund     None
                                   Nationwide Micro Cap Equity Fund      $100,001-$500,000
                                   NorthPointe Small Cap Growth Fund     None

-------------------------------------------------------------------------------------------------------
SECURITY GLOBAL INVESTORS
-------------------------
-------------------------------------------------------------------------------------------------------
Joseph C. O'Connor                 Nationwide Mid Cap Growth Leaders     None
                                       Fund

* Prior to January 1, 2008, portfolio managers were dual employees of Nationwide Fund Advisors and Nationwide Asset Management, LLC, an affiliate of Nationwide Fund Advisors.

DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------


NATIONWIDE FUND ADVISORS:


NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.


Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.


The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.


Portfolio managers also may be awarded unregistered restricted equity interests in a related NFA entity that typically vest over time and are designed to create incentives to retain key talent and, they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Insurance Company ("Nationwide"), NFA's ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Nationwide employees.

ABERDEEN ASSET MANAGEMENT INC.

Aberdeen Asset Management Inc. compensates the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.


BLACKROCK INVESTMENT MANAGEMENT, LLC


      BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Ms. Jelilian, and Messrs. Russo currently manage certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

      As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION

      BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

      BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards").

      Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards"). Each portfolio manager has received awards under the LTIP.

      DEFERRED COMPENSATION PROGRAM --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      OPTIONS AND RESTRICTED STOCK AWARDS -- Prior to mandatorily deferring a portion of a portolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

      INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
(RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

      Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.


GARTMORE GLOBAL PARTNERS

Fund manager and analyst remuneration is structured as follows:
     1) Base salary
     2) Discretionary bonus predominantly based on performance
     3) Equity ownership



MORLEY CAPITAL MANAGEMENT, INC.

Morley provides salaries that are in line with the market and a generous bonus program that links bonuses to individual, team and overall company performance. Morley employs an annual performance review system with quarterly progress updates. It is a scorecard approach that defines quantifiable goals and objectives, including both professional and personal developmental areas. For portfolio managers, scorecard items include investment performance.

A comprehensive benefits package is also offered, which includes a 401(k) Plan and group insurance coverage for employees and their families. Morley's senior management and investment staff are eligible to participate in an equity options program with our parent company.

NATIONWIDE ASSET MANAGEMENT, LLC

NWAM's compensation program consists of base salary, annual incentives and long-term incentives; hereby known as "Compensation Structure." Annually, the "Compensation Structure" is reviewed for competitiveness by using the McLagan Compensation surveys.

The "Compensation Structure" is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and out business partners.

      o Align interests of NWAM and business partners and foster collaboration

      o     Base a substantial portion of NAM compensation directly on NWAM

      o     Recognize qualitative and well as quantitative performance

      o Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors

      o Provide a high degree of "line of sight" for NWAM participants and other business partners

      o Attract and retain individuals with skills critical to the NAM strategy

      o     Target median total compensation for the industry

      o Utilize variable compensation (annual and long term) to close compensation market gaps.

NORTHPOINTE CAPITAL, LLC

The key investment personnel have a uniquely designed compensation program that balances economic incentives with an emphasis on controlled business growth. The economic incentives begin with an aggressive equity interest program. Currently eleven of the firm's professionals control 100% of the firm's equity. Future participants in the equity program will be chosen based on their contribution to the firm. We expect to distribute equity to investment personnel as well as research analysts. This equity program is not only intended to attract superior individuals, it is also designed to retain their talents.

The investment professional's compensation package provides for a competitive base salary and performance bonus. The performance bonus has both an investment performance goal and a business growth goal. The approximate compensation breakdown is as follows:

Base Salary:         Industry standard base salary depending upon their role on the investment team.
Performance Bonus:   Up to 2.0X the base salary depending on achieving performance targets
Equity Incentives:   1X to 5X the base salary on an annualized present value basis

Variable Compensation is tied to investment performance and business growth. Analysts' variable compensation or bonus has a heavier weight on achieving certain levels of investment performance, i.e., 75%, while the portfolio managers' compensation is equally weighted between investment performance and business growth. All of our portfolio managers are equity holders and as such they participate in the firm's profit interest.

SECURITY GLOBAL INVESTORS

The compensation of the portfolio managers of Security Global Investors ("SGI") consists of three components, (1) base compensation, (2) annual incentive, and
(3) long term incentive, deferred compensation and pension and retirement plans.

A portfolio manager's base compensation is reviewed and fixed annually. SGI seeks to maintain base salary and incentive plans that will attract and retain highly qualified investment professionals by utilizing national surveys of financial services and investment management markets to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks.

A portfolio manager may be paid an annual discretionary incentive based on short-term corporate performance, business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive plan which is determined at the beginning of each calendar year to establish performance criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio manager incentive plans are based on the complexity of the accounts they manage and their direct impact on investment management results. Plans include a target and maximum opportunity level based on a percentage of base compensation.

A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria. Factors used in the computation of annual incentive plans are assigned weights. Factors are not required to be weighted equally for all portfolio managers. Calculation of a portfolio manager's incentive is formula-driven based on factor weight, annual incentive target and maximum opportunity levels, and past performance against established performance criteria. The result is then measured against the portfolio manager's target performance after factoring in the manager's performance above threshold performance expectations, his maximum opportunity level target percentage and factor weights. A significant portion of the incentive bonus awarded is based upon the one-year, three-year and five-year pre-tax gross performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer group.

Also factored into portfolio manager compensation is a corporate performance measure of net income growth relative to SGI's corporate incentive plan. Business unit measures measure one or more elements of performance for an operating unit, department, or segment of the company.

Portfolio managers at the vice president or higher level are eligible for SGI's long-term incentive and deferred compensation plans. Under the long-term incentive plan, awards are made based on corporate performance over the long-term and are not tied to the performance of individual accounts. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. SGI's retirement plan is open to all eligible employees and is not specifically designed or administered for portfolio managers.

SGI also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

A.    Costs associated with the transportation and storage of household goods;

B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C.    Temporary living expenses (not to exceed 60 days);

D.    Pre-move travel for associate and spouse to locate new housing;

E. Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be "grossed up" (at the IRS supplemental tax rates) by SGI to minimize the associate's tax liability. Tax deductible expenses paid by SGI will not be "grossed up."

OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.


-----------------------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER              TOTAL ASSETS BY CATEGORY
-----------------------------------------------------------------------------------------------------------------------------------
ABERDEEN ASSET MANAGEMENT INC.
-----------------------------------------------------------------------------------------------------------------------------------
Christopher Baggini                    Mutual Funds: 6 accounts, $735,040,585 total assets (2 accounts,
                                       $196,864,306 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 2 accounts, $69,460,407 total assets (both for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 1 account, $17,776,801 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Douglas Burtnick                       Mutual Funds: 9 accounts, $906,955,795 total assets (6 accounts,
                                       $376,245,397 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 2 accounts, $69,460,407 total assets (both for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 1 account, $17,776,801 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Joseph Cerniglia                       Mutual Funds: 5 accounts, $3,396,986,806 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 2 accounts, $66,931,826 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Richard Fonash*                        Mutual Funds: 5 accounts, $226,430,325 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
William Gerlach                        Mutual Funds: 6 accounts, $1,489,261,768 total assets (1 account,
                                       $80,420,434 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 4 accounts, $3,957,884 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Gary Haubold                           Mutual Funds: 8 accounts, $3,683,607,984 total assets (2 accounts,
                                       $49,600,410 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 4 accounts, $70,889,701 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Jason Kotik                            Mutual Funds: 2 accounts, $87,886,314 total assets (1 account,
                                       $80,420,434 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Charles Purcell                        Mutual Funds: 5 accounts, $1,408,841,335 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 2 accounts, $3,957,884 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Stuart Quint                           Mutual Funds: 2 accounts, $89,103,126 total assets (both for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Robert Tango                           Mutual Funds: 2 accounts, $91,951,280 total assets (1 account,
                                       $22,646,040 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Shahreza Yusof*                        Mutual Funds: 5 accounts, $226,430,325 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
BLACKROCK INVESTMENT MANAGEMENT, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Scott Amero                            Mutual Funds: 48 accounts, $39,865,842,529.72 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 38 accounts, $6,954,333,971.21 total assets (3 accounts, $2,577,310,124.00 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 258 accounts, $95,887,026,722.98 total assets (21 accounts, $6,366,579,341.62 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
Debra Jelilian                         Mutual Funds: 104 accounts, $100,819,728,958.98 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 16 accounts, $862,738,210.59 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 22 accounts, $39,854,678,995.46 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Matthew Marra                          Mutual Funds: 26 accounts, $22,411,682,367.23 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 20 accounts, $7,825,841,332.89 total assets (2 accounts, $1,865,437,232 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 287 accounts, $102,233,107,090.22 total assets (24 accounts, $11,547,560,743.21 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
Andrew J. Phillips                     Mutual Funds: 31 accounts, $26,990,777,132.82 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 23 accounts, $8,350,055,846.44 total assets (2 accounts, $1,865,437,232.00 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 298 accounts, $120,525,558,166.15 total assets (25 accounts, $11,418,128,449.18 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Russo                          Mutual Funds: 92 accounts, $97,595,539,971.10 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 24 accounts, $18,139,004,103.77 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 27 accounts, $43,542,952,356.34 total assets (1 account, $697,816,332.33 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL PARTNERS
-----------------------------------------------------------------------------------------------------------------------------------
Charles Awdry                          Mutual Funds: 1 account, $143,264,886 total assets (advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $1,692,689,233 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Brian O'Neill                          Mutual Funds: 2 accounts, $382,428,927 total assets (both for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 3 accounts, $570,633,698 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 1 account, $25,966,048 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Christopher Palmer                     Mutual Funds: 4 accounts, $1,581,729,067 total assets (3 accounts,
                                       $1,304,658,246 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 4 accounts, $3,088,414,084 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 7 accounts, $1,120,185,885 total assets (5 accounts,
                                       $629,491,047 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Neil Rogan                             Mutual Funds: 3 accounts, $262,284,782 total assets (2 accounts,
                                       $144,443,090 total assets for which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 3 accounts, $1,620,112,703 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 4 accounts, $1,265,496,735 total assets (2 accounts,
                                       $530,116,705 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
Ben Walker                             Mutual Funds: 4 accounts, $479,119,715 total assets (all of which the advisory fee is based on performance)
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $82,278,011 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 3 accounts, $556,082,753 total assets (2 accounts,
                                       $530,116,705 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
MORLEY CAPITAL MANAGEMENT, INC.
-----------------------------------------------------------------------------------------------------------------------------------
Perpetua Phillips                      Mutual Funds: 1 account, $198,347,469.23 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 2 accounts, $3,928,526,617 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 5 accounts, $1,523,363,109 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Shane Johnston                         Mutual Funds: 1 account, $198,347,469.23 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 2 accounts, $579,165,630 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 5 accounts, $885,087,329 total assets
-----------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE ASSET MANAGEMENT, LLC*
-----------------------------------------------------------------------------------------------------------------------------------
Mabel C. Brown                         Mutual Funds: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 1 account, $573.5 million total assets
-----------------------------------------------------------------------------------------------------------------------------------
Gary S. Davis                          Mutual Funds: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $20.7 million total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Gary R. Hunt                           Mutual Funds: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
NATIONWIDE FUND ADVISORS
-----------------------------------------------------------------------------------------------------------------------------------
Alpha Benson                           Mutual Funds: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hickey, Jr.                  Mutual Funds: 0 accounts, $8,437,914,714.35 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts:  0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
NORTHPOINTE CAPITAL, LLC
-----------------------------------------------------------------------------------------------------------------------------------
Peter J. Cahill                        Mutual Funds: 1 account, $38,503,984 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 6 accounts, $80,078,195 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Mary C. Champagne                      Mutual Funds: 2 accounts, $44,951,576 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $24,680,328
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 18 accounts, $898,283,061 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Glise                        Mutual Funds: 2 accounts, $512,973,392 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 18 accounts, $615,590,669 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Karl L. Knas                           Mutual Funds: 3 accounts, $171,118,593 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $25,714,093
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 56 accounts, $1,415,182,006 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey C. Petherick                   Mutual Funds: 2 accounts, $44,951,576 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $24,680,328
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 18 accounts, $898,283,061 total assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Carl P. Wilk                           Mutual Funds: 4 accounts, $241,387,212 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 1 account, $25,714,093
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 52 accounts, $1,328,270,975 total assets
-----------------------------------------------------------------------------------------------------------------------------------
SECURITY GLOBAL INVESTORS
-----------------------------------------------------------------------------------------------------------------------------------
Joseph O'Connor                        Mutual Funds: 1 account, $41,576,377 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                       --------------------------------------------------------------------------------------------
                                       Other Accounts: 20 accounts, $15,836,594 total assets
-----------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

ABERDEEN ASSET MANAGEMENT INC.


The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

BLACKROCK INVESTMENT MANAGEMENT, LLC

      ACTIVITIES OF THE SUB-ADVISER, BLACKROCK, INC. AND ITS AFFILIATES (COLLECTIVELY, "BLACKROCK"); THE PNC FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "PNC"); MERRILL LYNCH & CO., INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED AND THEIR AFFILIATES (COLLECTIVELY, "MERRILL LYNCH"); AND OTHER ACCOUNTS MANAGED BY BLACKROCK, PNC OR MERRILL LYNCH.

      BlackRock is one of the world's largest asset management firms with approximately $1.357 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, "Affiliates"), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

      BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more

Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Sub-Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

      In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

      BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio's investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

      The results of a Portfolio's investment activities may differ significantly from the results achieved by the Sub-Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

      From time to time, a Portfolio's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Sub-Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Sub-Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

      In connection with its management of a Portfolio, the Sub-Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Sub-Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Sub-Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Sub-Adviser in managing a Portfolio.

      In addition, certain principals and certain employees of the Sub-Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

      The Sub-Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

      One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

      Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

      A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that the Portfolio's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio's creditworthiness.

      Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Sub-Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

      Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

      The Sub-Adviser may select brokers (including, without limitation, Affiliates of the Sub-Adviser) that furnish the Sub-Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Sub-Adviser's view, appropriate assistance to the Sub-Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Sub-Adviser uses soft dollars, it will not have to pay for those products and services itself. The Sub-Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Sub-Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Sub-Adviser.

      The Sub-Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Sub-Adviser believes are useful in their investment decision-making process. The Sub-Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

      BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "Proxy Voting Policies and Procedures."

      It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio's expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

      It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Sub-Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio's flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Sub-Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

      BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

      BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

      BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Portfolio's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio's pricing vendors, there may be instances where the Portfolio's pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

      To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

         The Sub-Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Sub-Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Sub-Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio's portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

      The Sub-Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Sub-Adviser by the Commission. These transactions would be effected in circumstances in which the Sub-Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

      From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Sub-Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

      The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Sub-Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Sub-Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Sub-Adviser, in its sole discretion, deem it appropriate.

      Present and future activities of BlackRock and its Affiliates, including the Sub-Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

GARTMORE GLOBAL PARTNERS (GGP)

GGP's place within the Financial Services Industry places an obligation on our Portfolio Constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients' best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP's Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.

When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client's best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgement: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor's opinion on this advice. If a Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.

The following controls are in place:

      o     The Ethical Walls Policy (management of confidential information)

      o The use of risk assessment when negotiating and drafting client agreements

      o The monitoring activities undertaken by Compliance, Risk, and Internal Audit.

      o     The Code of Ethics and Personal Account Dealing Rules.

MORLEY CAPITAL MANAGEMENT, INC.

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds and other similar accounts. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts he/she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Morley Capital Management has established policies and procedures designed to resolve material conflicts of interest in a fair and equitable manner. When such conflicts arise, employees of Morley Capital Management, including portfolio management staff, seek to resolve the conflict in manner equitable to all parities although there is no guarantee that procedures adopted under such policies will detect or resolve every situation in which a conflict exists.

NATIONWIDE ASSET MANAGEMENT, LLC

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Nationwide Asset Management or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for portfolio managers in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Nationwide Asset Management has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

NATIONWIDE FUND ADVISORS:

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NFA based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

NORTHPOINTE CAPITAL, LLC

It is possible that conflicts of interest may arise in connection with the portfolio manager's management of the Fund on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. NorthPointe has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

SECURITY GLOBAL INVESTORS

CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same indexes the Fund tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he manages.

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2008


                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE HEDGED CORE EQUITY FUND

         Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to a series of the Trust referenced above (the "Fund").


         This SAI is not a prospectus but is incorporated by reference into the prospectus for the Nationwide Hedged Core Equity Fund dated February 28, 2008, (the "Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.


         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

General Information and History..............................................1
Additional Information on Portfolio Instruments and Investment Policies......1
Description of Portfolio Instruments and Investment Policies.................3
Investment Restrictions......................................................24
Portfolio Turnover...........................................................26
Disclosure of Portfolio Holdings.............................................26
Trustees and Officers of the Trust...........................................27
Investment Advisory and Other Services.......................................37
Brokerage Allocations........................................................44
Purchases, Redemptions and Pricing of Shares.................................46
Additional Information on Purchases and Sales................................47
Systematic Investment Strategies.............................................54
Investor Privileges..........................................................54
Investor Services ...........................................................56
Performance Advertising......................................................57
Additional Information.......................................................57
Additional General Tax Information...........................................58
Major Shareholders...........................................................67
Financial Statements.........................................................67
Appendix A - Debt Ratings....................................................A-1
Appendix B - Proxy Voting Guidelines Summaries...............................B-1
Appendix C - Portfolio Manager ..............................................C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization, the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. The Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


         The Fund invests in a variety of securities and employs a number of investment techniques, which involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Fund.

         The following list sets forth permissible investments and techniques for the Fund. Please review the discussion in the Prospectus for further information regarding the investment objective and policies of the Fund.

Type of Investment or Technique

         U.S. common stocks
         Preferred stocks
         Small company stocks
         Special situation companies
         Illiquid securities
         Restricted securities
         When-issued/delayed-delivery securities
         Investment companies
         Real estate investment trusts (REITS)
         Securities of foreign issuers
         Depositary receipts
         Convertible securities
         Short-term debt
         Long-term debt when originally issued but with 397 days or less remaining to maturity
         Floating and variable rate securities
         Loan participations and assignments
         U.S. government securities
         Money market instruments
         Bank and/or savings and loan obligations
         Repurchase agreements
         Derivatives
         Reverse repurchase agreements
         Warrants
         Futures
         Options
         Foreign currencies
         Forward currency contracts
         Borrowing money

         Lending portfolio securities
         Short sales
         Swap agreements
         Indexed securities
         Exchange Traded Funds

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short- or intermediate-term securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).


         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.


         In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. The Fund may invest in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities (commonly known as "junk bonds," and hereinafter referred to as "lower-quality securities") include: (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"); (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

         o The Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

         o The Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

         o The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

         o The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically, but accrue interest until maturity. To the extent the Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

         MONEY MARKET INSTRUMENTS. Money market instruments may include the following types of instruments:

         o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

         o    repurchase agreements;

         o    bank and savings and loan obligations;

         o commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

         o high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser;

         o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

         o unrated short-term (maturity in 397 days or less) debt obligations that are determined by the Fund's adviser or subadviser to be of compatible quality to the securities described above.

PREFERRED STOCK

         Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

REPURCHASE AGREEMENTS

         In connection with the purchase by the Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.


         If the Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, the Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


LENDING PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by qualified banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The cash collateral received from a borrower as a result of the Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

         Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

REAL ESTATE INVESTMENT TRUSTS

         Although the Fund will not invest in real estate directly, the Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

INDEXED SECURITIES

         The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

EXCHANGE-TRADED FUNDS

         The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. ETFs are publicly traded trusts that acquire and hold stocks of all companies, or a representative sampling of companies, that are components of a particular index. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index's underlying component stocks. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The Fund will bear its proportionate share of an ETF's operating and transaction costs. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF.

         The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's adviser or subadviser believes it is in the Fund's best interest to do so.

         An investment in an ETF also is subject to all of the risks of investing in the securities held by the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. Under certain circumstances, an ETF could be terminated. Should termination occur, the ETF might have to liquidate its portfolio securities at a time when the prices for those securities are falling.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Fund, to the extent that it invests a significant portion of its assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Fund's adviser believes, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         The Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

SHORT SELLING OF SECURITIES

         In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether the Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

         The Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, the Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES


         The Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Fund typically does not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of the Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.


         The Fund may sell over-the-counter ("OTC") options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


         The Fund's adviser or subadviser will monitor the liquidity of restricted securities in the portion of the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security;
(3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

         The Fund may borrow money from banks, limited by the Fund's fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS

         The Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge the Fund's portfolio or for risk management or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (E.G., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         OPTIONS. The Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


         Transactions using OTC options (other than purchased options) expose the Fund to counterparty risk. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover their potential obligations to the extent not covered as provided in (1) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to earmarking or segregated accounts as a cover could impede portfolio management's or the Fund's ability to meet redemption requests or other current obligations.


         An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Fund's interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

         SPREAD TRANSACTIONS. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads (I.E., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Fund may enter into futures contracts, including interest rate, index, and currency futures, and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Fund's adviser or subadviser believes it is more advantageous to the Fund than purchasing the futures contract.

         To the extent required by regulatory authorities, the Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the future brokers or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         SWAP AGREEMENTS. The Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency) or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         The Fund will enter swap agreements only with counterparties that the Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         STRUCTURED PRODUCTS. The Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

         HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

         The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

         CREDIT LINKED NOTES. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. The Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Fund's adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase OTC options on foreign currency only when the Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES OF INVESTMENT COMPANIES


         As permitted by the 1940 Act, the Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, the Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as "money market funds" and which operate in accordance with Rule 2a-7 of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.


BANK OBLIGATIONS

         Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in the Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS

         The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.


         Reverse repurchase agreements may be used as arbitrage transactions in which the Fund will maintain an offsetting position in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Fund will receive interest on the repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

TEMPORARY INVESTMENTS

         Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

The Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

         The following are the NON-FUNDAMENTAL operating policies of the Fund, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

The Fund may not:


o Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund's holdings must be diversified so that (1) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

                               PORTFOLIO TURNOVER

         The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. For the period from September 29, 2006 (commencement of operations) to October 31, 2006, the Fund's portfolio turnover rate was 0%. For the fiscal year ended October 31, 2007, the portfolio turnover rate for the Fund was 162.51%. The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Fund's investment advisers, principal underwriter or affiliated persons of the Fund's investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Fund's investment adviser and any subadviser to the Fund. Pursuant to the policy, the Fund, its investment adviser, any subadviser, and their agents are obligated to:

          o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
          o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
          o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.


         Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the Adviser's Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.


         The Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Fund discloses its complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Fund's fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund's fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.


          Exceptions to the portfolio holdings release policy described above can only be authorized by the Adviser's Executive Committee or its duly authorized delegate and will be made only when:


          o The Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

          o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
          o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

         Under this policy, the receipt of compensation by the Fund, its investment adviser, the subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

         Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

          o  Data consolidators (including rating agencies);
          o  Fund rating/ranking services and other data providers; and
          o  Service providers to the Fund.

The Fund's investment adviser conducts periodic reviews of compliance with the policy and the Fund's Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.


=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       102               None
                             July 2000    Executive Officer and
c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley has served        102      Director of Dentsply
                             July 2000    as a Chief Executive Officer                International, Inc.
c/o Nationwide Funds                      of Sorrel Group (management                 (dental products),
Group                                     consulting company) since                   Ultralife Batteries,
1200 River Road,                          January 2004.  From April                   Inc., Albany
Suite 1000,                               2000 through December 2003,                 International Corp.
Conshohocken, PA 19428                    Ms. Cholmondeley was Vice                   (paper industry),
                                          President and General                       Terex Corporation
1947                                      Manager of Sappi Fine Paper                 (construction
                                          North America.                              equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         102               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        102               None
                           December 2004  Mitchell Madison Group LLC,
c/o Nationwide Funds                      a management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           102               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               102               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Douglas F. Kridler        Trustee since   Mr. Kridler has been a Board         102               None
                          September 1997  Member of Compete Columbus
c/o Nationwide Funds                      (economic development group
Group                                     for Central Ohio) since February
1200 River Road,                          2006. He has also served as
Suite 1000,                               the President and Chief
Conshohocken, PA 19428                    Executive Officer of the
                                          Columbus Foundation, (a
1955                                      Columbus, OH-based
                                          foundation which manages
                                          over 1,300 individual
                                          endowment funds) since
                                          February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts;
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau; and Board
                                          Member of Columbus Downtown
                                          Development Corporation.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          102               None
                           December 2004  Chairman of VMAC (commodity
c/o Nationwide Funds                      swaps) from October 2002
Group                                     until January 2007 and a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           102               None
                               1995
c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================

* Length of time served includes time served with the Trust's predecessors. ** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.



TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUND

==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Arden L. Shisler             Trustee   Retired; Mr. Shisler is the            102      Director of
                              since    former President and Chief                      Nationwide Financial
c/o Nationwide Funds Group   February  Executive Officer of KeB                        Services, Inc.,
1200 River Road,               2000    Transport, Inc., a trucking firm                Chairman of
Suite 1000,                            (2000 through 2002). He served                  Nationwide Mutual
Conshohocken, PA 19428                 as a consultant to KeB from                     Insurance Company 2
                                       January 2003 through December
1941                                   2004. Since 1992, Mr. Shisler
                                       has also been Chairman of the
                                       Board for Nationwide Mutual
                                       Insurance Company(2).
==============================================================================================================

==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Stephen T. Grugeon          President  Mr. Grugeon is the acting Chief        N/A               N/A
                            and Chief  Executive Officer of Nationwide
Nationwide Funds Group      Executive  Funds Group, which includes
1200 River Road, Suite       Officer   NFA(2), Nationwide Fund
1000, Conshohocken, PA        since    Management LLC(2) and Nationwide
19428                        January   Fund Distributors LLC(2).  He
                               2008    also has served as the Chief
1950                                   Operating Officer of Nationwide
                                       Funds Group since May 2007. Mr.
                                       Grugeon also is the acting
                                       president of NWD Investments,
                                       the asset management operations
                                       of Nationwide Mutual Insurance
                                       Company, which includes
                                       Nationwide SA Capital Trust. (2)
                                       From December 2006 until
                                       January 2008 he was Executive
                                       Vice President of NWD
                                       Investments. He was Vice
                                       President of NWD Investments
                                       from 2003 through 2006, and
                                       Chief Operating Officer of
                                       Corviant Corporation(2), a
                                       subsidiary of NWD Investments,
                                       from 1999 through 2003.
==============================================================================================================

==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Joseph Finelli              Treasurer  Mr. Finelli is the Principal           N/A               N/A
                              since    Financial Office and Vice
Nationwide Funds Group      September  President of Investment
1200 River Road,               2007    Accounting and Operations for
Suite 1000,                            Nationwide Funds Group(2).
Conshohocken, PA 19428                 From July 2001 until September 2007,
                                       he was Assistant Treasurer and Vice
1957                                   President of Investment Accounting
                                       and Operations of NWD Investments (2)
==============================================================================================================
Dorothy Sanders               Chief    Ms. Sanders is Senior Vice             N/A               N/A
                           Compliance  President and Chief Compliance
Nationwide Funds Group       Officer   Officer of NFA. She also has
1200 River Road,              since    oversight responsibility for
Suite 1000,                  October   Investment Advisory and Mutual
Conshohocken, PA 19428        2007     Fund Compliance Programs in the
                                       Office of Compliance at
1955                                   Nationwide. From November 2004
                                       to October 2007, she was Senior
                                       Director and Senior Counsel at
                                       Investors Bank & Trust (now
                                       State Street Bank). From 2000 to
                                       November 2004, she was Vice
                                       President, Secretary and General
                                       Counsel of Fred Alger & Company,
                                       Incorporated.
==============================================================================================================
Eric E. Miller              Secretary  Mr. Miller is Senior Vice              N/A               N/A
                              since    President, General Counsel, and
Nationwide Funds Group       December  Assistant Secretary for
1200 River Road                2002    Nationwide Funds Group and NWD
Suite 1000,                            Investments.(2).
Conshohocken, PA 19428

1953
==============================================================================================================
Doff Meyer                     Vice    Ms. Meyer is Senior Vice               N/A               N/A
                            President  President and Chief Marketing
Nationwide Funds Group      and Chief  Officer of Nationwide Funds
1200 River Road,            Marketing  Group (since August 2007). (2)
Suite 1000                   Officer   From September 2004 until August
Conshohocken, PA 19428        since    2007, Ms. Meyer was Director of
                             January   Finance and Marketing, Principal
1950                          2008     of Piedmont Real Estate
                                       Associates LLC. From January
                                       2003 until September 2004, Ms.
                                       Meyer was an independent
                                       marketing consultant.
==============================================================================================================

==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Michael Butler                 Vice    Mr. Butler is Chief Distribution       N/A               N/A
                            President  Officer of Nationwide Funds
Nationwide Funds Group      and Chief  Group (since May 2007) and
1200 River Road,          Distribution President of Nationwide Fund
Suite 1000                   Officer   Distributors LLC (since January
Conshohocken, PA 19428        since    2008). (2)  From January 2006
                            January    through April 2007, Mr. Butler
1959                          2008     was Vice President - Mutual Fund
                                       Strategy of Nationwide Financial
                                       Services, Inc.(2) and was Senior
                                       Vice President - Retirement Plan
                                       Sales of NFS Distributors, Inc.
                                       (2) from 2000 until January 2006
==============================================================================================================

(1)  Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Fund.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES
       The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES
         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.


         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met eight times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Fund and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.


         The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.


         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Fund and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.


     OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

         All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.


=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE TRUST                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen                      $10,000-$50,001                                  $10,000-$50,001
=========================================================================================================================
Paula H.J.                            $10,000-$50,001                                  $10,000-$50,001
Cholmondeley
=========================================================================================================================
C. Brent DeVore                        Over $100,000                                    Over $100,000
=========================================================================================================================
Phyllis Kay Dryden                     Over $100,000                                    Over $100,000
=========================================================================================================================
Barbara L. Hennigar                  $50,001-$100,000                                 $50,001-$100,000
=========================================================================================================================
Barbara I. Jacobs                    $50,001-$100,000                                 $50,001-$100,000
=========================================================================================================================
Douglas F. Kridler                     Over $100,000                                    Over $100,000
=========================================================================================================================
David C. Wetmore                       Over $100,000                                    Over $100,000
=========================================================================================================================
Arden L. Shisler                       Over $100,000                                    Over $100,000
=========================================================================================================================
Michael D. McCarthy                    Over $100,000                                    Over $100,000
=========================================================================================================================


OWNERSHIP IN THE FUND'S INVESTMENT ADVISER(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND


=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Paula H.J.                    N/A                N/A                 N/A                NONE                N/A
Cholmondeley
=========================================================================================================================
C. Brent DeVore               N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================


=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Phyllis Kay Dryden            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara L. Hennigar           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara I. Jacobs             N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Douglas F. Kridler            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Michael D. McCarthy           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
David C. Wetmore              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================


(1)  Nationwide Fund Advisors.


(2) Subadvisers for other funds not in this SAI include AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, and Security Global Investors.


(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls the Fund's adviser or distributor.

                            COMPENSATION OF TRUSTEES

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.


====================================================================================================================
          (1)                   (2)                 (3)                 (4)                       (5)
====================================================================================================================
    NAME OF TRUSTEE                         PENSION RETIREMENT
                             AGGREGATE      BENEFITS ACCRUED      ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON        TOTAL COMPENSATION FROM THE
                             THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $86,625               N/A                 N/A                     $173,250
====================================================================================================================
Paula H.J. Cholmondeley        84,875               N/A                 N/A                     169,750
====================================================================================================================
C. Brent DeVore                80,875               N/A                 N/A                     161,750
====================================================================================================================
Phyllis Kay Dryden             79,000               N/A                 N/A                     158,000
====================================================================================================================
Barbara L. Hennigar            82,625               N/A                 N/A                     165,250
====================================================================================================================
Barbara I. Jacobs              82,375               N/A                 N/A                     164,750
====================================================================================================================
Douglas F. Kridler             81,875               N/A                 N/A                     163,750
====================================================================================================================
Michael D. McCarthy            76,625               N/A                 N/A                     153,250
====================================================================================================================
Arden L. Shisler               65,813               N/A                 N/A                     131,625
====================================================================================================================
David C. Wetmore              121,500               N/A                 N/A                     243,000
====================================================================================================================

* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

         Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Fund's net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA" or the "Adviser") manages the Fund in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Fund. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager of Managers" under which NFA, rather than managing the Fund directly, will instead oversee one or more subadvisers. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee of 1.25% paid monthly based on average daily net assets of the Fund.

SUBADVISER


         Aberdeen Asset Management Inc.("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen manages or sub-advises approximately $37.5 billion in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of October 31, 2007. Worldwide, Aberdeen PLC had approximately $209.7 billion in assets under management in a range of global equity, fixed income and property investments.

         Subject to the supervision of NFA and the Trustees, Aberdeen manages the assets of the Fund in accordance with the Fund's investment objectives and policies. Aberdeen makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services provided to the Fund, Aberdeen receives annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Fund.


LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

         In the interest of limiting the expenses of the Fund, NFA may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Fund. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of the Fund (the "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         NFA may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreements at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made by the Fund unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.


         Until at least May 1, 2009, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses to 1.65% of all share classes of the Fund, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses.


INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2007 and 2006 (unless otherwise noted), NFA earned the following fees for investment advisory services:


                                                         2007                           2006(2)
                                                         ----                           -------
FUND                                         FEES EARNED(1) FEES REIMBURSED  FEES EARNED(1)  FEES REIMBURSED
----                                         -------------- ---------------  --------------  ---------------
Nationwide Hedged Core Equity Fund                $0             $68,763          $5,725         $4,363


(1)  Fees net of reimbursement.
(2)  The Fund commenced operations on September 29, 2006.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to any subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Fund will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Fund's Prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for the Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to the Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:


      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      Stephen T. Grugeon
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller


         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of the Fund. NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C, and certain Class A shares.

         For the fiscal years ended October 31, 2007 and October 31, 2006, NFD received the following commissions from the sale of shares of the Fund:


                                           YEAR ENDED          YEAR ENDED
      FUND                               OCTOBER 31, 2007   OCTOBER 31, 2006(1)
--------------------------------------- ------------------- -------------------
Nationwide Hedged Core Equity Fund              $18                $0


----------
(1)  The Fund commenced operations on September 29, 2006.

         NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the fiscal years ended October 31, 2007 and October 31, 2006, NFD received the following amounts from such sales charges:

      FUND                                YEAR ENDED          YEAR ENDED
                                        OCTOBER 31, 2007   OCTOBER 31, 2006(1)
-------------------------------------- ------------------- -------------------
Nationwide Hedged Core Equity Fund             $0                 $0

----------
(1)  The Fund commenced operations on September 29, 2006.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Fund, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Fund to compensate NFD, as the Fund's principal underwriter, for expenses associated with the distribution of the Fund's Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Fund, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

AMOUNT
------

0.25% of the average daily net assets of the Fund's Class A shares (distribution or services fee).

1.00% of the average daily net assets of the Fund's Class B shares (0.25% services fee).

1.00% of the average daily net assets of the Fund's Class C shares (0.25% services fee).

0.50% of the average daily net assets of the Fund's Class R shares (0.25% of which may be either a distribution or services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Fund since it encourages Fund growth and maintenance of Fund assets. As the Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Fund's shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

         For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.


------------------------------------- ---------------------- ------------------- ------------------ ---------------
FUND                                  CLASS A                CLASS B             CLASS C            CLASS R
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Hedged Core Equity Fund    $212                   $11                 $12                $4
------------------------------------- ---------------------- ------------------- ------------------ ---------------

         The Trust has been informed by NFD that for the the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Fund:



------------------------------------- ---------------------- ------------------- ------------------ ----------------
FUND                                  PROSPECTUS PRINTING    DISTRIBUTOR         FINANCING          BROKER-DEALER
                                      & MAILING(1)           COMPENSATION &      CHARGES WITH       COMPENSATION &
                                                             COSTS               RESPECT TO B & C   COSTS
                                                                                 SHARES
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Hedged Core Equity Fund    $2.97                   $0                 $19.94              $207.24
------------------------------------- ---------------------- ------------------- ------------------ ----------------


(1) Printing and mailing of prospectuses to other than current Fund shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES


         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, the Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule*:


                      ASSET LEVEL                         AGGREGATE TRUST FEE
                      -----------                         -------------------

                  $0 up to $1 billion                            0.26%
              $1 billion up to $3 billion                        0.19%
              $3 billion up to $4 billion                        0.15%
              $4 billion up to $5 billion                        0.08%
             $5 billion up to $10 billion                        0.05%
             $10 billion up to $12 billion                       0.03%
                 $12 billion and more                            0.02%


* In addition to these fees, the Trust also pays for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

         For the fiscal year ended October 31, 2007, NFM received combined fund administration and transfer agency fees of $6,024 from the Fund.


SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Citi") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for all the funds of the Trust. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

                                                         AGGREGATE TRUST FEE
                                                         AS A PERCENTAGE OF NET
                    ASSET LEVEL                          ASSETS
                    -----------                          ----------------------
                  $0 up to $1 billion                           0.20%
              $1 billion up to $3 billion                       0.15%
              $3 billion up to $4 billion                       0.10%
              $4 billion up to $5 billion                       0.05%
             $5 billion up to $10 billion                       0.02%
             $10 billion up to $12 billion                      0.01%
                 $12 billion and more                          0.005%

Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:


         ------------------------------------ ----------------------------------
               YEAR ENDED OCTOBER 31, 2007         YEAR ENDED OCTOBER 31, 2006
         ------------------------------------ ----------------------------------
                       $7,854,855                          $7,776,120
         ------------------------------------ ----------------------------------


ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Fund, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Fund, the Trust has entered into a Servicing Agreement for the Fund pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of the Fund, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.


                              BROKERAGE ALLOCATIONS

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security; the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or the subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Fund, it is the policy of the Adviser and the subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser or the subadviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of the Fund, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.


         For the fiscal year ended October 31, 2007, the Fund, through its subadviser, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

-------------------------------------------------------------- -------------------------- ------------------------------
FUND                                                           TOTAL DOLLAR AMOUNT OF     TOTAL COMMISSIONS PAID ON
                                                               TRANSACTIONS               SUCH TRANSACTIONS
-------------------------------------------------------------- -------------------------- ------------------------------
Nationwide Hedged Core Equity Fund                             $36,335.35                 $10.00
-------------------------------------------------------------- -------------------------- ------------------------------


         For the fiscal years ended October 31, 2007 and October 31, 2006, the following brokerage commissions were paid by the Fund:


------------------------------------------------------------------ ------------- --------------
                                                                     2007          2006(1)
------------------------------------------------------------------ ------------- --------------
Nationwide Hedged Core Equity Fund                                 $17,564       $3,478
------------------------------------------------------------------ ------------- --------------


(1)  The Fund commenced operations on September 29, 2006

         As of October 31, 2007, the Fund held investments in securities of their regular broker-dealers as follows:


                                               APPROXIMATE AGGREGATE VALUE
                                                       OF ISSUER'S
                                              SECURITIES OWNED BY THE FUND
                                                         AS OF
                                                     FISCAL YEAR END                       NAME OF
                     FUND                           OCTOBER 31, 2007                   BROKER OR DEALER
                     ----                     ----------------------------             ----------------
Nationwide Hedged Core Equity Fund                       $52,816           Merrill Lynch
                                                         $83,800           Salomon Smith Barney
                                                        $199,815           CS First Boston Corp.
                                                        $169,200           JP Morgan Chase & Co., Inc.
                                                         $67,260           Morgan Stanley
                                                        $101,388           Bank of America Corp.
                                                         $49,584           Goldman Sachs

         Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.


         The Fund contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund and the subadviser does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.


                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The net asset value ("NAV") per share of the Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Fund on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the Exchange on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of the Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of the Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on

NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

         The Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Fund, the Fund will fair value its foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

WAIVER OF CLASS A SALES CHARGES

         You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

         The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2) shares sold:

    (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

    (b) to any endowment or non-profit organization;

    (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

    (d) to any life insurance company separate account registered as a unit investment trust;

    (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

    (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

    (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

    (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

 (3) Class A shares sold:

    (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

    (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

    (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

    (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.
o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.
o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.
o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B SHARES OF THE FUND AND CDSC


         NFD compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NFD, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.


         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                              CDSC ON SHARES
              YEARS OF AFTER PURCHASE                           BEING SOLD
              -----------------------                         --------------
              First                                              5.00%
              Second                                             4.00%
              Third                                              3.00%
              Fourth                                             3.00%
              Fifth                                              2.00%
              Sixth                                              1.00%
              Seventh and following                              0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B shares, as the case may be, remaining in your account will be sold first.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES

         You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.

CONVERSION FEATURES FOR CLASS B SHARES

         Class B shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.


         If you effect one or more exchanges among Class B shares of the Fund to Class B shares of another Fund during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.


CLASS A FINDER'S FEE AND CORRESPONDING CDSC

         There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

     o The purchase can be made in any combination of the Nationwide Funds. The amount of the finder's fee will be determined based on the particular combination of the Nationwide Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Nationwide Fund.

     o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Nationwide Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE


------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- ------------------- ------------------- ----------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Technology and
Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Health Sciences Fund, Nationwide Hedged
Core Equity Fund, Nationwide Leaders Fund, Nationwide
Market Neutral Fund, Nationwide U.S. Growth Leaders,
Nationwide Worldwide Leaders Fund, Nationwide Mid Cap
Growth Leaders Fund, Nationwide Value Opportunities
Fund, Nationwide Micro Cap Equity Fund, Nationwide U.S.
Growth Leaders Long-Short Fund, Nationwide China
Opportunities Fund, Nationwide Natural Resources Fund,
Nationwide Small Cap Core Fund, Nationwide Small Cap
Growth Opportunities Fund, Nationwide Small Cap
Leaders Fund , Nationwide Optimal Allocations Funds,
Nationwide U.S. Small Cap Value Fund, Nationwide
International Value Fund, and Nationwide Value Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
------------------------------------------------------- ------------------- ------------------- ----------------



------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------------------------
                                                                      $1 MILLION                  $25 MILLION
                                                                    TO $24,999,999                  OR MORE
------------------------------------------------------- --------------------------------------- ----------------
NorthPointe Small Cap Growth Fund                                       0.50%                       0.25%
------------------------------------------------------- --------------------------------------- ----------------


CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

OTHER DEALER COMPENSATION

         In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

         In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

         The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

       o     the Distributor and other affiliates of NFA,
       o     broker-dealers,
       o     financial institutions, and
       o other financial intermediaries through which investors may purchase shares of a Fund.

         Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you instead of shares of funds offered by competing fund families.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

         The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Fund may also assess redemption fees on shares held less than 90 days, as set forth in the Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

         The Fund generally plans to redeem its shares for cash with the following exception. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

         The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

MEDALLION SIGNATURE GUARANTEE

         A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

         If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

         We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

                        SYSTEMATIC INVESTMENT STRATEGIES

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Fund.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to the Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A, Class B and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

         AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gains distribution, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

         The Fund offers the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS
--------------------------------

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B, or Class C, shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C shares (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Fund may record all instructions to exchange shares. The Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Fund will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Fund will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Fund and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614)- 428-3278.

      RETIREMENT PLANS- Shares of the Fund may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Fund receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Fund.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from the Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

         The Fund may use past performance in advertisements, sales literature, and its prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Fund may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 62 series. With respect to the Fund, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.


         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.


                       ADDITIONAL GENERAL TAX INFORMATION

BUYING A DIVIDEND

         If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         The Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

         The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

         EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund is permitted to invest in foreign securities as described above. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

         EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

         PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Trust's Board of Trustees reserves the right not to distribute the Fund's net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

      To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES
--------------------

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY . In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

          IF:
          o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          o You sell some or all of your original shares within 90 days of their purchase, and
          o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

          THEN:
          In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         CONVERSION OF CLASS B SHARES INTO CLASS A SHARES. The automatic conversion of Class B Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES
--------------------------

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS
-----------------------------------------

         For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

         DERIVATIVES. The Fund is permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge the Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         TAX STRADDLES. The Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

         CREDIT DEFAULT SWAP AGREEMENTS. The Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

         INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Real estate investment trusts ("REITs") in which the Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, the Fund may make direct investments in REMIC residual interests. The portion of the Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, a regulated investment company such as the Fund is permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

         o If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

         o If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

         Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

         Compliance with these requirements will require the Fund to obtain significant cooperation from the REITs in which it invests.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING
------------------

         By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

          o provide your correct social security or taxpayer identification number,
          o    certify that this number is correct,
          o    certify that you are not subject to backup withholding, and
          o certify that you are a U.S. person (including a U.S. resident alien).

         The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS

         NON-U.S. INVESTORS. Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends designated by the Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends designated by the Fund and paid from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source
(1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

         FURTHER LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS; SUNSET RULE. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         INVESTMENT IN U.S. REAL PROPERTY. The Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

         The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as

FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a REIT as follows:

         o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations; and
         o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
         o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
         o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

         Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

         OTHER. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008 unless such provision is extended or made permanent.. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

         THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.


                               MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

     As of February 22, 2008, the Trustees and Officers, as a group, owned less than 1% of the shares of the Trust or of any class of the Fund.

     As of February 20, 2008, the following shareholders held five percent or greater of the shares of a class of the Fund:

                                                                            BENIFICALLY OWNED      PERCENT OF CLASS
NAME AND ADDRESS OF SHAREHOLDER                                             NUMBER OF SHARES       HELD BY THE SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -----------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS A
------------------------------------------------------------------------ ------------------------ -----------------------
JOSEPH A CERNIGLIA                                                                       491.357              39.25%
IRA
327 WISTER RD
WYNNEWOOD PA 19096
------------------------------------------------------------------------ ------------------------ -----------------------
GREGORY C BROW                                                                           422.949              33.79%
ROTH IRA
3308 WEDGEWOOD PL
GREENSBORO NC 27403-1095
------------------------------------------------------------------------ ------------------------ -----------------------
MICHAEL TAYLOR                                                                           233.776              18.68%
6802 W LYNN CREEK DR
ARLINGTON TX 76001-7478
------------------------------------------------------------------------ ------------------------ -----------------------
NWD INVESTMENTS                                                                          103.695               8.28%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -----------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS B
------------------------------------------------------------------------ ------------------------ -----------------------
NWD INVESTMENTS                                                                          103.351             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          103.351             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                  522,588.193             100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND CLASS R
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          103.832             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436

------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE HEDGED CORE EQUITY FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          104.518             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436

------------------------------------------------------------------------ ------------------------ -------------------

                              FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A


                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                 APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

                            NATIONWIDE FUND ADVISORS

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------

NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

      NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

      NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------

      For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2008 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2008.

1. AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      o     Tenure of the audit firm

      o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      o     Length of the rotation period advocated in the proposal

      o     Significant audit-related issues

      o     Number of audit committee meetings held each year

      o     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      o Insiders and affiliated outsiders on boards that are not at least majority independent

      o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

      o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

      o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap).

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

      o The plan expressly permits repricing of underwater options without shareholder approval; or

      o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

      o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

      o     The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

      o Stock ownership guidelines (a minimum of three times the annual cash retainer)

      o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

      o     Balanced mix between cash and equity

      o Non-employee directors should not receive retirement benefits/perquisites

      o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

      o     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

      o     Broad-based participation

      o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

      o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

      o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                         ABERDEEN ASSET MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

HOW PROXIES ARE VOTED

Aberdeen has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.

A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen's affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1.       AUDITORS

VOTE CASE-BY-CASE ON SHAREHOLDER PROPOSALS ON AUDITOR ROTATION, TAKING INTO ACCOUNT THESE FACTORS:

         o    Tenure of the audit firm
         o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
         o    Length of the rotation period advocated in the proposal
         o    Significant audit-related issues
         o    Number of audit committee meetings held each year
         o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

         o Insiders and affiliated outsiders on boards that are not at least majority independent
         o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
         o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
         o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
         o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.
   Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

   Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
   Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.
   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.
   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
      o It is intended for financing purposes with minimal or no dilution to current shareholders
      o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
      o The plan expressly permits repricing of underwater options without shareholder approval; or
      o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
      o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

   Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

      o Stock ownership guidelines (a minimum of three times the annual cash retainer)
      o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
      o   Balanced mix between cash and equity
      o Non-employee directors should not receive retirement benefits/ perquisites
      o   Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o   Historic trading patterns
      o   Rationale for the repricing
      o   Value-for-value exchange
      o   Option vesting
      o   Term of the option
      o   Exercise price
      o   Participation
      o   Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

   Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

      o   Purchase price is at least 85 percent of fair market value,
      o   Offering period is 27 months or less, and
      o   Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

   Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

      o   Broad-based participation
      o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
      o No discount on the stock price on the date of purchase since there is a company matching contribution

   Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
      o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
      o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                                   APPENDIX C

                                PORTFOLIO MANAGER

INVESTMENTS IN THE FUND


                                                                                DOLLAR RANGE OF INVESTMENTS IN THE
NAME OF PORTFOLIO MANAGER                FUND NAME                              FUND AS OF OCTOBER 31, 2007
-------------------------                ---------                              ----------------------------------
Joseph Cerniglia                         Nationwide Hedged Core Equity Fund     $1-$10,000


DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------


ABERDEEN ASSET MANAGEMENT INC.

Aberdeen Asset Management Inc. compensates the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.


OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.


------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY AS OF OCTOBER 31, 2007
------------------------------------------------- -------------------------------------------------------------------
Joseph Cerniglia                                  Mutual Funds: 5 accounts, $3,396,986,806 total assets
------------------------------------------------- -------------------------------------------------------------------
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
------------------------------------------------- -------------------------------------------------------------------
                                                  Other Accounts:  2 accounts, $66,931,826 total assets
------------------------------------------------- -------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST
-------------------------------

ABERDEEN ASSET MANAGEMENT INC.


The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2008


                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE SMALL CAP CORE FUND
NATIONWIDE MARKET NEUTRAL FUND

         Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to two series of the Trust referenced above (each, a "Fund" and collectively, the "Funds").


         This SAI is not a prospectus but is incorporated by reference into the prospectus for the Funds dated February 28, 2008, ("Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.


         Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

                                TABLE OF CONTENTS

                                                                          PAGE


General Information and History..............................................1
Additional Information on Portfolio Instruments and Investment Policies......1
Description of Portfolio Instruments and Investment Policies.................5
Investment Restrictions.....................................................28
Disclosure of Portfolio Holdings............................................30
Trustees and Officers of the Trust..........................................31
Investment Advisory and Other Services......................................41
Brokerage Allocation........................................................49
Purchases, Redemptions and Pricing of Shares................................51
Additional Information on Purchases and Sales...............................53
Systematic Investment Strategies............................................59
Investor Privileges.........................................................60
Investor Services...........................................................62
Performance Advertising.....................................................63
Additional Information......................................................63
Additional General Tax Information..........................................64
Major Shareholders..........................................................72
Financial Statements........................................................73
Appendix A - Debt Ratings..................................................A-1
Appendix B - Proxy Voting Guidelines Summaries.............................B-1
Appendix C - Portfolio Managers  ..........................................C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

         Please review the discussion in the Prospectus for further information regarding the investment objective and policies of each Fund.

-------------------------------------------------- --------- ----------
                                                   NATIONWIDE
                                                     SMALL   NATIONWIDE
                                                     CAP       MARKET
         TYPE OF INVESTMENT OR TECHNIQUE             CORE      NEUTRAL
-------------------------------------------------- --------- ----------
U.S. common stocks                                    Y          Y
-------------------------------------------------- --------- ----------
Preferred stocks                                      Y          Y
-------------------------------------------------- --------- ----------
Small company stocks                                  Y          Y
-------------------------------------------------- --------- ----------
Special situation companies                           Y          Y
-------------------------------------------------- --------- ----------
Illiquid securities                                   Y          Y
-------------------------------------------------- --------- ----------
Restricted securities                                 Y          Y
-------------------------------------------------- --------- ----------
When-issued / delayed-delivery securities             Y          Y
-------------------------------------------------- --------- ----------
Investment companies                                  Y          Y
-------------------------------------------------- --------- ----------
Real estate investment trusts (REITS)                 Y          Y
-------------------------------------------------- --------- ----------
Securities of foreign issuers                         Y          Y
-------------------------------------------------- --------- ----------
Depositary receipts                                   Y          Y
-------------------------------------------------- --------- ----------
Securities from developing countries/emerging         Y          Y
markets
-------------------------------------------------- --------- ----------
Convertible securities                                Y          Y
-------------------------------------------------- --------- ----------
Long-term debt                                                   Y
-------------------------------------------------- --------- ----------
Long-term  debt when  originally  issued but with
397 days or less remaining to maturity
-------------------------------------------------- --------- ----------
Short-term debt                                       Y          Y
-------------------------------------------------- --------- ----------
Floating and variable rate securities                 Y          Y
-------------------------------------------------- --------- ----------
Zero coupon securities                                           Y
-------------------------------------------------- --------- ----------
Pay-in-kind bonds
-------------------------------------------------- --------- ----------
Deferred payment securities
-------------------------------------------------- --------- ----------
Non-investment grade debt                                        Y
-------------------------------------------------- --------- ----------
Loan participations and assignments                   Y          Y
-------------------------------------------------- --------- ----------
Sovereign debt (foreign) (denominated in U.S. $)      Y          Y
-------------------------------------------------- --------- ----------
Foreign commercial paper (denominated in U.S. $)
-------------------------------------------------- --------- ----------
Duration
-------------------------------------------------- --------- ----------
U.S. government securities                            Y          Y
-------------------------------------------------- --------- ----------
Money market instruments                              Y          Y
-------------------------------------------------- --------- ----------

-------------------------------------------------- --------- ----------
                                                   NATIONWIDE
                                                     SMALL   NATIONWIDE
                                                     CAP       MARKET
         TYPE OF INVESTMENT OR TECHNIQUE             CORE      NEUTRAL
-------------------------------------------------- --------- ----------
Mortgage-backed securities
------------------------------------------------ ----------- ----------
Stripped mortgage securities
------------------------------------------------ ----------- ----------
Collateralized mortgage obligations
------------------------------------------------ ----------- ----------
Mortgage dollar rolls
------------------------------------------------ ----------- ----------
Asset-backed securities
------------------------------------------------ ----------- ----------
Bank and/or Savings and Loan obligations             Y           Y
------------------------------------------------ ----------- ----------
Repurchase agreements                                Y           Y
------------------------------------------------ ----------- ----------
Derivatives                                          Y           Y
------------------------------------------------ ----------- ----------
Reverse repurchase agreements                        Y           Y
------------------------------------------------ ----------- ----------
Warrants                                             Y           Y
------------------------------------------------ ----------- ----------
Futures                                              Y           Y
------------------------------------------------ ----------- ----------
Options                                              Y           Y
------------------------------------------------ ----------- ----------
Foreign currencies                                   Y           Y
------------------------------------------------ ----------- ----------
Forward currency contracts                           Y           Y
------------------------------------------------ ----------- ----------
Borrowing money                                      Y           Y
------------------------------------------------ ----------- ----------
Lending portfolio securities                         Y           Y
------------------------------------------------ ----------- ----------
Investment of securities lending collateral          Y           Y
------------------------------------------------ ----------- ----------
Short sales                                          Y           Y
------------------------------------------------ ----------- ----------
Participation Interests
------------------------------------------------ ----------- ----------
Swap Agreements                                      Y           Y
------------------------------------------------ ----------- ----------
Credit Default Swaps                                 Y           Y
------------------------------------------------ ----------- ----------
Wrap Contracts
------------------------------------------------ ----------- ----------
Indexed securities                                   Y           Y
------------------------------------------------ ----------- ----------
Strip Bonds
------------------------------------------------ ----------- ----------
Put Bonds
------------------------------------------------ ----------- ----------
Private Activity and Industrial Development
Bonds
------------------------------------------------ ----------- ----------
Custodial Receipts
------------------------------------------------ ----------- ----------
Nationwide Contract
------------------------------------------------ ----------- ----------
Extendable Commercial Notes
------------------------------------------------ ----------- ----------

-------------------------------------------------- --------- ----------
                                                   NATIONWIDE
                                                     SMALL   NATIONWIDE
                                                     CAP       MARKET
         TYPE OF INVESTMENT OR TECHNIQUE             CORE      NEUTRAL
-------------------------------------------------- --------- ----------
Standby Commitment Agreements
------------------------------------------------ ----------- ----------
Municipal Securities
------------------------------------------------ ----------- ----------
Equity Linked Notes
------------------------------------------------ ----------- ----------
Exchange Traded Funds                                Y           Y
------------------------------------------------ ----------- ----------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether a Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

         LOWER-QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         LIQUIDITY AND VALUATION. The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.


         U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

     -   The Federal Housing Administration and the Farmers Home Administration;
     - The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
     - The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;
     - The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
     - The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Funds purchase the principal portion of STRIPS, the Funds will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS' purchase price and its face value.

         BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Funds' adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Funds may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that the Funds invest in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         CREDIT DEFAULT SWAPS. Each Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

         As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

         As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:


         -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         -- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

         -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -- repurchase agreements;

         -- bank or savings and loan obligations;

         -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Funds will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

         -- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Fund's adviser or subadviser;

         -- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

         -- unrated short term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser or subadviser to be of comparable quality to the securities described above.


FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Funds' adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         Each Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES (Nationwide Market Neutral Fund)

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

         Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS

         The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, the Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         Reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Funds' adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Funds' adviser or subadviser believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by the Funds, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         DEPOSITARY RECEIPTS. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         The Funds may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

REPURCHASE AGREEMENTS

         In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

         EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased by a Fund on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.


         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Fund's adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INDEXED SECURITIES

         Each Fund may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Funds consider collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

         The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or provides for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

         Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

REAL ESTATE INVESTMENT TRUSTS

         Although the Funds will not invest in real estate directly, the Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code of 1986, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

         The Nationwide Market Neutral Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" above.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a

Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

         Each Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such a case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund's level of illiquidity may increase.


         The Funds may sell over-the-counter ("OTC") options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by a Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


         The Funds' adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

BORROWING

         The Funds may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Funds may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing, unless the Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS

         The Funds' adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of some underlying asset (E.G., a security, currency or index) or the level of a reference index.

           Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Funds' adviser or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Funds' adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For the Funds" below.

         OPTIONS. Each Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Funds may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         Each Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


         Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


         SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads ( I.E., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Funds' adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

         To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

         The Funds will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the future brokers or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, an "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


         SWAP AGREEMENTS. Each Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the it had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency) or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.


         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that the Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Fund's adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward currency contract, each Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Funds' investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Funds against price decline if the issuer's creditworthiness deteriorates. Because the value of the Funds' investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Funds' investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, each Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and thereby will offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired is denominated is projected, thereby potentially increasing the cost of the securities, the Funds may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         Each Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES


         To the extent permitted by the 1940 Act, each Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, the Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as "money market funds" and which operate in accordance with Rule 2a-7 of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.


         SPDRS AND OTHER EXCHANGE TRADED FUNDS. Each Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's ("S&P") Index such as the S&P 500 Index. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

         ETFs, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

TEMPORARY INVESTMENTS

         Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER


         The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Funds. For the period from September 29, 2006 (commencement of operations of each Fund) to October 31, 2006, the portfolio turnover rate for each Fund was 0%. For the fiscal year ended October 31, 2007, the portfolio turnover rate for Nationwide Small Cap Core Fund and Nationwide Market Neutral Fund was 251.94% and 254.99%, respectively. The portfolio manager for the Funds is not limited by portfolio turnover in his management style, and the Funds' portfolio turnover will fluctuate based on particular market conditions and stock valuations.


                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

     o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     o May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

     o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

     o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

         Each Fund may not:

              o purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

              o purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

              o purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

         The Nationwide Small Cap Core Fund may not:

              o pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33-1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

         The Funds' investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

         In addition to the investment restrictions above, each Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

         The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

     o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
     o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
     o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.


         Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the Adviser's Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.


         Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.


         Exceptions to the portfolio holdings release policy described above can only be authorized by the Adviser's Executive Committee or its duly authorized delegate and will be made only when:


     o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

     o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
     o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, the investment adviser, the subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

     Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

     o   Data consolidators (including ratings agencies);
     o   Fund rating/ranking services and other data providers; and
     o   Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.


=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen           Trustee since  Mr. Allen is Chairman, Chief       102               None
                             July 2000    Executive Officer and
c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley has served        102      Director of Dentsply
                             July 2000    as a Chief Executive Officer                International, Inc.
c/o Nationwide Funds                      of Sorrel Group (management                 (dental products),
Group                                     consulting company) since                   Ultralife Batteries,
1200 River Road,                          January 2004.  From April                   Inc., Albany
Suite 1000,                               2000 through December 2003,                 International Corp.
Conshohocken, PA 19428                    Ms. Cholmondeley was Vice                   (paper industry),
                                          President and General                       Terex Corporation
1947                                      Manager of Sappi Fine Paper                 (construction
                                          North America.                              equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         102               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        102               None
                           December 2004  Mitchell Madison Group LLC,
c/o Nationwide Funds                      a management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           102               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               102               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND YEAR POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
        OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Douglas F. Kridler        Trustee since   Mr. Kridler has been a Board         102               None
                          September 1997  Member of Compete Columbus
c/o Nationwide Funds                      (economic development group
Group                                     for Central Ohio) since February
1200 River Road,                          2006. He has also served as
Suite 1000,                               the President and Chief
Conshohocken, PA 19428                    Executive Officer of the
                                          Columbus Foundation, (a
1955                                      Columbus, OH-based
                                          foundation which manages
                                          over 1,300 individual
                                          endowment funds) since
                                          February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts;
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau; and Board
                                          Member of Columbus Downtown
                                          Development Corporation.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          102               None
                           December 2004  Chairman of VMAC (Commodity
c/o Nationwide Funds                      Swaps) from October 2002
Group                                     until January 2007, and a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           102               None
                               1995
c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================


* Length of time served includes time served with the Trust's predecessors. ** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.


TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS


==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Arden L. Shisler             Trustee   Retired; Mr. Shisler is the            102      Director of
                              since    former President and Chief                      Nationwide Financial
c/o Nationwide Funds Group   February  Executive Officer of KeB                        Services, Inc.,
1200 River Road,               2000    Transport, Inc., a trucking firm                Chairman of
Suite 1000,                            (2000 through 2002). He served                  Nationwide Mutual
Conshohocken, PA 19428                 as a consultant to KeB from                     Insurance Company(2)
                                       January 2003 through December
1941                                   2004. Since 1992, Mr. Shisler
                                       has also been Chairman of the
                                       Board for Nationwide Mutual
                                       Insurance Company (2).
==============================================================================================================


==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Stephen T. Grugeon          President  Mr. Grugeon is the acting Chief        N/A               N/A
                            and Chief  Executive Officer of Nationwide
Nationwide Funds Group      Executive  Funds Group, which includes
1200 River Road, Suite       Officer   NFA(2), Nationwide Fund
1000, Conshohocken, PA        since    Management LLC(2) and Nationwide
19428                        January   Fund Distributors LLC(2).  He
                               2008    also has served as the Chief
1950                                   Operating Officer of Nationwide
                                       Funds Group since May 2007. Mr.
                                       Grugeon also is the acting
                                       president of NWD Investments,
                                       the asset management operations
                                       of Nationwide Mutual Insurance
                                       Company, which includes
                                       Nationwide SA Capital Trust. (2)
                                       From December 2006 until
                                       January 2008 he was Executive
                                       Vice President of NWD
                                       Investments. He was Vice
                                       President of NWD Investments
                                       from 2003 through 2006, and
                                       Chief Operating Officer of
                                       Corviant Corporation(2), a
                                       subsidiary of NWD Investments,
                                       from 1999 through 2003.
==============================================================================================================

==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Joseph Finelli              Treasurer  Mr. Finelli is the Principal           N/A               N/A
                              since    Financial Office and Vice
Nationwide Funds Group      September  President of Investment
1200 River Road,               2007    Accounting and Operations for
Suite 1000,                            Nationwide Funds Group(2).
Conshohocken, PA 19428                 From July 2001 until September
                                       2007, he was Assistant Treasurer
1957                                   and Vice President of Investment
                                       Accounting and Operations of
                                       NWD Investments (2).
==============================================================================================================
Dorothy Sanders               Chief    Ms. Sanders is Senior Vice             N/A               N/A
                            Compliance President and Chief Compliance
Nationwide Funds Group       Officer   Officer of NFA. She also has
1200 River Road,              since    oversight responsibility for
Suite 1000,                  October   Investment Advisory and Mutual
Conshohocken, PA 19428        2007     Fund Compliance Programs in the
                                       Office of Compliance at
1955                                   Nationwide. From November 2004
                                       to October 2007, she was Senior
                                       Director and Senior Counsel at
                                       Investors Bank & Trust (now
                                       State Street Bank). From 2000 to
                                       November 2004, she was Vice
                                       President, Secretary and General
                                       Counsel of Fred Alger & Company,
                                       Incorporated.
==============================================================================================================
Eric E. Miller              Secretary  Mr. Miller is Senior Vice              N/A               N/A
                              since    President, General Counsel, and
Nationwide Funds Group       December  Assistant Secretary for
1200 River Road                2002    Nationwide Funds Group and NWD
Suite 1000,                            Investments.(2).
Conshohocken, PA 19428

1953
==============================================================================================================
Doff Meyer                     Vice    Ms. Meyer is Senior Vice               N/A               N/A
                            President  President and Chief Marketing
Nationwide Funds Group      and Chief  Officer of Nationwide Funds
1200 River Road,            Marketing  Group (since August 2007). (2)
Suite 1000                   Officer   From September 2004 until August
Conshohocken, PA 19428        since    2007, Ms. Meyer was Director of
                             January   Finance and Marketing, Principal
1950                          2008     of Piedmont Real Estate
                                       Associates LLC. From January
                                       2003 until September 2004, Ms.
                                       Meyer was an independent
                                       marketing consultant.
==============================================================================================================


==============================================================================================================
            (1)                (2)                    (3)                     (4)               (5)
==============================================================================================================
NAME, ADDRESS, AND YEAR OF POSITION(S)  PRINCIPAL OCCUPATION(S) DURING     NUMBER OF    OTHER DIRECTORSHIPS
           BIRTH            HELD WITH            PAST 5 YEARS            PORTFOLIOS IN    HELD BY TRUSTEE(3)
                             FUND AND                                    FUND COMPLEX
                            LENGTH OF                                     OVERSEEN BY
                           TIME SERVED(1)                                   TRUSTEE
==============================================================================================================
Michael Butler                 Vice    Mr. Butler is Chief Distribution       N/A               N/A
                            President  Officer of Nationwide Funds
Nationwide Funds Group      and Chief  Group (since May 2007) and
1200 River Road,          Distribution President of Nationwide Fund
Suite 1000                   Officer   Distributors LLC (since January
Conshohocken, PA 19428        since    2008). (2)  From January 2006
                             January   through April 2007, Mr. Butler
1959                          2008     was Vice President - Mutual Fund
                                       Strategy of Nationwide Financial
                                       Services, Inc.(2) and was Senior
                                       Vice President - Retirement Plan
                                       Sales of NFS Distributors, Inc.
                                       (2) from 2000 until January 2006
==============================================================================================================


(1)  Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Funds.

(3) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.


         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met eight times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Fund, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.


OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

         All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.


=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE TRUST                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen                      $10,000-$50,001                                  $10,000-$50,001
=========================================================================================================================
Paula H.J.                            $10,000-$50,001                                  $10,000-$50,001
Cholmondeley
=========================================================================================================================
C. Brent DeVore                        Over $100,000                                    Over $100,000
=========================================================================================================================
Phyllis Kay Dryden                     Over $100,000                                    Over $100,000
=========================================================================================================================
Barbara L. Hennigar                  $50,001-$100,000                                 $50,001-$100,000
=========================================================================================================================
Barbara I. Jacobs                    $50,001-$100,000                                 $50,001-$100,000
=========================================================================================================================
Douglas F. Kridler                     Over $100,000                                    Over $100,000
=========================================================================================================================
David C. Wetmore                       Over $100,000                                    Over $100,000
=========================================================================================================================
Arden L. Shisler                       Over $100,000                                    Over $100,000
=========================================================================================================================
Michael D. McCarthy                    Over $100,000                                    Over $100,000
=========================================================================================================================


OWNERSHIP IN THE FUNDS' INVESTMENT ADVISER(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007 TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS


=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen              N/A                N/A                 N/A                None                N/A
=========================================================================================================================
Paula H.J.                    N/A                N/A                 N/A                None                N/A
Cholmondeley
=========================================================================================================================
C. Brent DeVore               N/A                N/A                 N/A                None                N/A
=========================================================================================================================
Phyllis Kay Dryden            N/A                N/A                 N/A                None                N/A
=========================================================================================================================

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Barbara L. Hennigar           N/A                N/A                 N/A                None                N/A
=========================================================================================================================
Barbara I. Jacobs             N/A                N/A                 N/A                None                N/A
=========================================================================================================================
Douglas F. Kridler            N/A                N/A                 N/A                None                N/A
=========================================================================================================================
Michael D. McCarthy           N/A                N/A                 N/A                None                N/A
=========================================================================================================================
David C. Wetmore              N/A                N/A                 N/A                None                N/A
=========================================================================================================================


(1)  Nationwide Fund Advisors.

(2) Subadvisers for other funds not in this SAI include AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, and Security Global Investors.

(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.


COMPENSATION OF TRUSTEES


The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.


====================================================================================================================
          (1)                   (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE      BENEFITS ACCRUED      ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $86,625               N/A                 N/A                                $173,250
====================================================================================================================
Paula H.J. Cholmondeley        84,875               N/A                 N/A                                 169,750
====================================================================================================================
C. Brent DeVore                80,875               N/A                 N/A                                 161,750
====================================================================================================================
Phyllis Kay Dryden             79,000               N/A                 N/A                                 158,000
====================================================================================================================
Barbara L. Hennigar            82,625               N/A                 N/A                                 165,250
====================================================================================================================
Barbara I. Jacobs              82,375               N/A                 N/A                                 164,750
====================================================================================================================
Douglas F. Kridler             81,875               N/A                 N/A                                 163,750
====================================================================================================================
Michael D. McCarthy            76,625               N/A                 N/A                                 153,250
====================================================================================================================

====================================================================================================================
          (1)                   (2)                 (3)                 (4)                       (5)
====================================================================================================================
                                            PENSION RETIREMENT
                             AGGREGATE      BENEFITS ACCRUED      ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Arden L. Shisler               65,813               N/A                 N/A                                 131,625
====================================================================================================================
David C. Wetmore              121,500               N/A                 N/A                                 243,000
====================================================================================================================


* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

         Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

         Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

         Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

         The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

         Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA" or the "Adviser") manages the Funds in accordance with the policies and procedures established by the Trustees.

         NFA manages the day-to-day investments of the assets of the Funds. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager-of-Managers" under which NFA, rather than managing the Funds directly, will instead oversee one or more subadvisers. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

         NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

         For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                               ASSETS                                INVESTMENT ADVISORY FEE
----                                               ------                                -----------------------
Nationwide Small Cap Core Fund                     $0 up to $500 million                 0.85%
                                                   $500 million up to $2 billion         0.75%
                                                   $2 billion and more                   0.70%

Nationwide Market Neutral Fund                     All                                   1.25%

SUBADVISER


         Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management

PLC ("Aberdeen PLC"). Aberdeen manages or sub-advises approximately $37.5 billion in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of October 31, 2007. Worldwide, Aberdeen PLC had approximately $209.7 billion in assets under management in a range of global equity, fixed income and property investments. Subject to the supervision of NFA and the Board of Trustees, Aberdeen manages the Funds' assets in accordance with the Funds' investment objectives and strategies. Aberdeen makes investment decisions for the Funds, and, in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services provided to the Funds, Aberdeen receives annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the Funds.


LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

         In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, NFA has entered into expense limitation agreements with the Trust on behalf of the Funds ("Expense Limitation Agreements"). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

         NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

         Until at least May 1, 2009, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses for each Fund in order to limit total annual fund operating, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses for the Funds as follows:


o Nationwide Small Cap Core Fund to 1.25 % for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares.
o Nationwide Market Neutral Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares.

INVESTMENT ADVISORY FEES

         During the fiscal years ended October 31, 2007 and 2006 (unless otherwise noted), NFA earned the following fees for investment advisory services:


                                                     2007                                2006(2)
                                                     ----                                -------
FUND                                   FEES EARNED(1)    FEES REIMBURSED    FEES EARNED(1)    FEES REIMBURSED
----                                   --------------    ---------------    --------------    ---------------
Nationwide Small Cap Core Fund              $0              $61,931          $0                $4,711
Nationwide Market Neutral Fund              $94,410         $43,357          $1,294            $4,379

----------
(1)  Fees net of reimbursement.
(2)  The Funds commenced operations on September 29, 2006.

MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by
(i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:


      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      Stephen T. Grugeon
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller


         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds. NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C, and certain Class A shares.

         For the fiscal years ended October, 2007 and October, 2006, NFD received the following commissions from the sale of shares of the Funds:



                                         YEAR ENDED          YEAR ENDED
      FUNDS                            OCTOBER 31, 2007   OCTOBER 31, 2006(1)
      -----                            ----------------   -------------------
Nationwide Small Cap Core Fund                $0                 $0
Nationwide Market Neutral Fund                $0                 $0

----------
(1)  The Funds commenced operations on September 29, 2006.

         NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the fiscal years ended October 31, 2007 and October 31, 2006, NFD received the following amounts from such sales charges:


                                         YEAR ENDED          YEAR ENDED
      FUNDS                            OCTOBER 31, 2007   OCTOBER 31, 2006(1)
      -----                            ----------------   -------------------
Nationwide Small Cap Core Fund                 $0                 $0
Nationwide Market Neutral Fund (1)             $0                 $0

----------
(1)  The Funds commenced operations on September 29, 2006.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                         AMOUNT
                         ------


0.25% of the average daily net assets of a Fund's Class A shares (distribution or services fee).

1.00% of the average daily net assets of a Fund's Class B shares (0.25% services fee).

1.00% of the average daily net assets of a Fund's Class C shares (0.25% services fee).

0.50% of the average daily net assets of a Fund's Class R shares (0.25% of which may be either a distribution or services fee).


         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Funds must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

         For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.


------------------------------------- ---------------------- ------------------- ------------------ ---------------
FUND                                  CLASS A                CLASS B             CLASS C            CLASS R
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Small Cap Core Fund        $823                   $138                $1,973             $4
------------------------------------- ---------------------- ------------------- ------------------ ---------------
Nationwide Market Neutral Fund        $131                   $11                 $16                $4
------------------------------------- ---------------------- ------------------- ------------------ ---------------

         The Trust has been informed by NFD that for the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

------------------------------------- ---------------------- ------------------- ------------------ ----------------
FUND                                  PROSPECTUS PRINTING    DISTRIBUTOR         FINANCING          BROKER-DEALER
                                      & MAILING(1)           COMPENSATION &      CHARGES WITH       COMPENSATION &
                                                             COSTS               RESPECT TO B & C   COSTS
                                                                                 SHARES
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Small Cap Core Fund        $6.40                  $0                  $2,118.69          $809.52
------------------------------------- ---------------------- ------------------- ------------------ ----------------
Nationwide Market Neutral Fund        $2.97                  $0                  $   23.80          $123.37
------------------------------------- ---------------------- ------------------- ------------------ ----------------


(1) Printing and mailing of prospectuses to other than current Fund shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES


         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule*:


                    ASSET LEVEL                             AGGREGATE TRUST FEE
                    -----------                             -------------------

                $0 up to $1 billion                                0.26%
            $1 billion up to $3 billion                            0.19%
            $3 billion up to $4 billion                            0.15%
            $4 billion up to $5 billion                            0.08%
           $5 billion up to $10 billion                            0.05%
           $10 billion up to $12 billion                           0.03%
               $12 billion and more                                0.02%
----------

* In addition to these fees, the Trust also pays for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.


         For the fiscal years ended October 31, 2007 and October 31, 2006, Nationwide SA Capital Trust, the Funds' former administrator, and NFM, as the Funds' transfer agent, were paid combined fund administration and transfer agency fees from the Funds as follows:

---------------------------------------------------------- ----------------- -----------------
FUND                                                             2007             2006(1)
---------------------------------------------------------- ----------------- -----------------
Nationwide Small Cap Core Fund                                  $9,637             $914
---------------------------------------------------------- ----------------- -----------------
Nationwide Market Neutral Fund                                 $14,581             $702
---------------------------------------------------------- ----------------- -----------------


(1)  The Funds commenced operations on September 29, 2006.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Citi") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for all the funds of the Trust. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

                                                  AGGREGATE TRUST FEE
                ASSET LEVEL                       AS A PERCENTAGE OF NET ASSETS
                -----------                       -----------------------------

              $0 up to $1 billion                        0.20%
          $1 billion up to $3 billion                    0.15%
          $3 billion up to $4 billion                    0.10%
          $4 billion up to $5 billion                    0.05%
         $5 billion up to $10 billion                    0.02%
         $10 billion up to $12 billion                   0.01%
             $12 billion and more                       0.005%

Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:


         ---------------------------------------- ------------------------------
         YEAR ENDED OCTOBER 31, 2007              YEAR ENDED OCTOBER 31, 2006
         ---------------------------------------- ------------------------------
         $7,854,855                               $7,776,120
         ---------------------------------------- ------------------------------


ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging for bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts; transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25%, 0.25% and 0.15% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each Fund, respectively.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.


                              BROKERAGE ALLOCATION

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or the subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are affected only when the Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of the Adviser and the subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser or the subadviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of
Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealer's sale of shares of the Funds, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.


         For the fiscal year ended October 31, 2007, the Funds, through their subadviser, did not direct transactions or pay related commissions for transactions to a broker because of research services provided.


         For the fiscal years ended October 31, 2007 and October 31, 2006, the following brokerage commissions were paid by the Funds:


------------------------------------------------ ------------- --------------
                                                     2007          2006(1)
------------------------------------------------ ------------- --------------
Nationwide Market Neutral Fund                   $64,210       $5,311
------------------------------------------------ ------------- --------------
Nationwide Small Cap Core Fund                   $25,959       $5,264
------------------------------------------------ ------------- --------------


(1)  The Funds commenced operations on September 29, 2006

         As of October 31, 2007, the Fund held investments in securities of their regular broker-dealers as follows:


                                               APPROXIMATE AGGREGATE VALUE
                                                       OF ISSUER'S
                                               SECURITIES OWNED BY THE FUND
                                                         AS OF
                                                     FISCAL YEAR END                       NAME OF
                     FUND                           OCTOBER 31, 2007                   BROKER OR DEALER
                     ----                      ----------------------------            ----------------
Nationwide Market Neutral Fund                          $52,816                     Merrill Lynch Co., Inc.
                                                         17,620                     Salomon Smith Barney
                                                         73,986                     Morgan Stanley
Nationwide Small Cap Core Fund                           61,100                     JP Morgan Chase & Co.
                                                       1,359,184                    Credit Suisse First Boston Corp.
                                                         74,829                     CS First Boston Corp.
                                                         52,816                     Merril Lynch Co., Inc.



         Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.


                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES


         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of a Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Funds reserve the right to not determine NAV when: (i) the Funds have not received any orders to purchase, sell or exchange shares and (ii) changes in the value of a Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

         Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

         Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

         The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Board of Trustees of the Trust. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds' NAV.

         Each Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Funds, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Funds. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

WAIVER OF CLASS A SALES CHARGES

         You may qualify for a reduced Class A sales charge if you own or are purchasing shares of a Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

         The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2)  shares sold:

     (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

     (b) to any endowment or non-profit organization;

     (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

     (d) to any life insurance company separate account registered as a unit investment trust;

     (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

     (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

     (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

     (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(3) Class A shares sold:

     (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

     (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

     (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

     (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:
o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.
o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.
o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.
o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.
o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS B SHARES OF THE FUNDS AND CDSC


         NFD compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to NFD, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.


         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                              CDSC ON SHARES
              YEARS OF AFTER PURCHASE                           BEING SOLD
              -----------------------                         --------------
              First                                               5.00%
              Second                                              4.00%
              Third                                               3.00%
              Fourth                                              3.00%
              Fifth                                               2.00%
              Sixth                                               1.00%
              Seventh and following                               0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B shares, as the case may be, remaining in your account will be sold first.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES

         You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See the section entitled "Systematic Investment Strategies" for more information.

CONVERSION FEATURES FOR CLASS B SHARES

         Class B shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.


         If you effect one or more exchanges among Class B shares of a Fund to Class B shares of another Fund during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Nationwide Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.


CLASS A FINDER'S FEE AND CORRESPONDING CDSC

         There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

     o The purchase can be made in any combination of the Nationwide Funds. The amount of the finder's fee will be determined based on the particular combination of the Nationwide Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Nationwide Fund.

     o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

         The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Nationwide Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE


------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------------------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide International Growth Fund, Nationwide               1.00%               0.50%              0.25%
Emerging Markets Fund, Nationwide Technology and
Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Health Sciences Fund, Nationwide Hedged
Core Equity Fund, Nationwide Leaders Fund, Nationwide
Market Neutral Fund, Nationwide U.S. Growth Leaders,
Nationwide Worldwide Leaders Fund, Nationwide
Mid Cap Growth Leaders Fund, Nationwide Value
Opportunities Fund, Nationwide Micro Cap Equity Fund,
Nationwide U.S. Growth Leaders Long-Short Fund,
Nationwide China Opportunities Fund, Nationwide Natural
Resources Fund, Nationwide Small Cap Core Fund,
Nationwide Small Cap Growth Opportunities Fund,
Nationwide Small Cap Leaders Fund , Nationwide Optimal
Allocations Funds, Nationwide U.S. Small Cap Value Fund,
Nationwide International Value Fund, and
Nationwide Value Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Fund, Nationwide Growth Fund, Nationwide            0.50%               0.50%              0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap             None                None              None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Investor Destinations Funds                                    0.15%               0.10%              0.05%
------------------------------------------------------- ------------------- ------------------- ----------------

------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------------------------
                                                           $1 MILLION TO       $4 MILLION TO      $25 MILLION
                                                            $3,999,999          $24,999,999         OR MORE
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Bond Fund, Nationwide Government Bond Fund          0.75%               0.50%              0.25%
and Nationwide Tax-Free Income Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Enhanced Income Fund and Nationwide Short           0.35%               0.25%              0.15%
Duration Bond Fund
------------------------------------------------------- ------------------- ------------------- ----------------
Nationwide Target Destination Funds                            0.50%               0.35%              0.15%
------------------------------------------------------- ------------------- ------------------- ----------------


------------------------------------------------------- --------------------------------------------------------
                    FUNDS PURCHASED                                       AMOUNT OF PURCHASE
------------------------------------------------------- --------------------------------------- ----------------
                                                                      $1 MILLION                  $25 MILLION
                                                                    TO $24,999,999                  OR MORE
------------------------------------------------------- --------------------------------------- ----------------
NorthPointe Small Cap Growth Fund                                       0.50%                       0.25%
------------------------------------------------------- --------------------------------------- ----------------


CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

OTHER DEALER COMPENSATION

         In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

         In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

         The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

       o     the Distributor and other affiliates of NFA,
       o     broker-dealers,
       o     financial institutions, and
       o other financial intermediaries through which investors may purchase shares of a Fund.

         Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS R SHARES

         Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

         A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

         The Funds may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect a Fund. The Funds may also assess redemption fees on shares held less than 90 days, as set forth in the Funds' current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the Funds to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

         The Funds generally plan to redeem their shares for cash with the following exception. As described in the Prospectus, the Funds reserve the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Funds directly to you (an "in kind redemption").

         The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of the Funds. Affiliated persons of each Fund include shareholders who are affiliates of a Funds' investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

MEDALLION SIGNATURE GUARANTEE

         A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

         If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

         We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

                        SYSTEMATIC INVESTMENT STRATEGIES

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Funds.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to another Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A, Class B, and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS
--------------------------------

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same owner, and your first purchase in the new fund meets the new fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the

Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B, Class C (or certain Class A) shares, the time you held Class B, Class C (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on a new fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write to Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on their website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614) 428-3278.

      RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Funds.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and their Prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Funds have been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION


DESCRIPTION OF SHARES


         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 62 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.


         You have an interest only in the assets of the shares of a Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.


                       ADDITIONAL GENERAL TAX INFORMATION


BUYING A DIVIDEND


         If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.


MULTI-CLASS FUNDS

         Each Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME


         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."


DISTRIBUTIONS OF CAPITAL GAIN


         Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL


         If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.


INVESTMENTS IN FOREIGN SECURITIES

         EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund is permitted to invest in foreign securities as described above. Accordingly, a Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.


         EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.


         PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of a Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, a Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS


         The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Trust's Board of Trustees reserves the right not to distribute a Fund's net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

         (i) a Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) a Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid a 4% federal excise tax, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY . In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

         IF:
         o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
         o You sell some or all of your original shares within 90 days of their purchase, and
         o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

         THEN:
         In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


         CONVERSION OF CLASS B SHARES INTO CLASS A SHARES. The automatic conversion of Class B Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.


         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES


         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.


         Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.


         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS


         For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.


         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.


         DERIVATIVES. Each Fund is permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.


         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.

This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.


         SECURITIES PURCHASED AT DISCOUNT. A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

         CREDIT DEFAULT SWAP AGREEMENTS. Each Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

         INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Real estate investment trusts ("REITs") in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

         Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

         In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

         o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

         o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

         Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

         Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.


         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


BACKUP WITHHOLDING


         By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o certify that this number is correct,
         o certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

         A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.


NON-U.S. INVESTORS

         NON-U.S. INVESTORS. Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source
(1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

         FURTHER LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS; SUNSET RULE. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemption is extended or made permanent.

         INVESTMENT IN U.S. REAL PROPERTY. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

         The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

         o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations; and
         o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
         o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
         o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

         Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

         OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008 unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.


         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.


THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN EITHER OF THE FUNDS.


                               MAJOR SHAREHOLDERS

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

         As of February 22, 2008, the Trustees and Officers, as a group, owned less than 1% of the shares of the Trust or of any class of a Fund.

         As of February, 20, 2008, the following shareholders held five percent or greater of the shares of a class of the Fund:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENTAGE OF THE
                                                                        NUMBER OF SHARES            CLASS HELD BY THE
NAME AND ADDRESS OF SHAREHOLDER                                         BENEFICIALLY OWNED          SHAREHOLDER
----------------------------------------------------------------------- ------------------------- ---------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS A
----------------------------------------------------------------------- ------------------------- ---------------------
----------------------------------------------------------------------- ------------------------- ---------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                          15,675.708                       84.95%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS B
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NWD INVESTMENTS                                                                   101.784                      100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS C
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
SOUTHWEST SECURITIES, INC.                                                    199,868.539                       99.95%
1201 ELM ST
SUITE 3500
DALLAS TX 75209
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MARKET NEUTRAL FUND INSTITUTIONAL CLASS
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                           515,871.455                       38.14%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE AM SPECIALTY                                                       351,924.754                       26.02%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE AM MODERATE                                                        220,594.836                       16.31%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE AM MODERATE GROWTH                                                 168,938.762                       12.49%
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 43219-6004
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MARKET NEUTRAL FUND CLASS R
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NWD INVESTMENTS                                                                   102.497                      100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MARKET NEUTRAL FUND INSTITUTIONAL SERVICE CLASS
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NWD INVESTMENTS                                                                   103.173                      100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS A
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
OPPENHEIMER & CO. INC.                                                          9,808.555                       25.93%
125 BROAD STREET
15 TH FL
NEW YORK NY 10004
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
OPPENHEIMER & CO. INC.                                                          5,943.240                       15.71%
125 BROAD STREET
15 TH FL
NEW YORK NY 10004
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                           3,725.201                        9.85%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONAL FINANCIAL SERVICES LLC                                                 3,399.055                        8.98%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
MORGAN KEEGAN & COMPANY, INC.                                                   3,221.394                        8.51%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
MORGAN KEEGAN & COMPANY, INC.                                                   2,774.494                        7.33%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
LPL FINANCIAL CORPORATION                                                       2,486.439                        6.57%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
PERSHING LLC                                                                    2,386.450                        6.31%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS B
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                           1,880.028                       94.88%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NWD INVESTMENTS                                                                   101.440                        5.12%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS C
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                          66,011.959                       80.89%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
FIRST CLEARING, LLC                                                            14,640.732                       17.94%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE SMALL CAP CORE FUND INSTITUTIONAL CLASS
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                           510,497.986                      100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE SMALL CAP CORE FUND CLASS R
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NWD INVESTMENTS                                                                   101.653                      100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000

CONSHOHOCKEN PA 19428-2436
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NATIONWIDE SMALL CAP CORE FUND INSTITUTIONAL SERVICE CLASS
----------------------------------------------------------------------- ------------------ ----------------------------
----------------------------------------------------------------------- ------------------ ----------------------------
NWD INVESTMENTS                                                                   102.101                      100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
----------------------------------------------------------------------- ------------------ ----------------------------



                              FINANCIAL STATEMENTS

         The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A


                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                        PROXY VOTING GUIDELINES SUMMARIES


NATIONWIDE FUND ADVISORS

SUMMARY OF
PROXY VOTING GUIDELINES

GENERAL
-------

         The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").


         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.


         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED
---------------------


         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------


         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.


CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------


         NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.


DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------


         For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.


2008 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2008.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

         o    Tenure of the audit firm
         o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
         o    Length of the rotation period advocated in the proposal
         o    Significant audit-related issues
         o    Number of audit committee meetings held each year
         o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

     o Insiders and affiliated outsiders on boards that are not at least majority independent

     o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

     o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

     o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders;

     o It is not designed to preserve the voting power of an insider or significant shareholder.

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap). Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

     o The plan expressly permits repricing of underwater options without shareholder approval; or

     o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

     o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

     o   The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

     o Stock ownership guidelines (a minimum of three times the annual cash retainer)

     o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

     o   Balanced mix between cash and equity

     o Non-employee directors should not receive retirement benefits/perquisites

     o   Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o   Historic trading patterns
     o   Rationale for the repricing
     o   Value-for-value exchange
     o   Option vesting
     o   Term of the option
     o   Exercise price
     o   Participation
     o   Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:
     o   Purchase price is at least 85 percent of fair market value

     o   Offering period is 27 months or less, and

     o   Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:
     o   Broad-based participation

     o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

     o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

     o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

     o   FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

     o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

     o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                         ABERDEEN ASSET MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

HOW PROXIES ARE VOTED

Aberdeen has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.

A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen's affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1.       AUDITORS

VOTE CASE-BY-CASE ON SHAREHOLDER PROPOSALS ON AUDITOR ROTATION, TAKING INTO ACCOUNT THESE FACTORS:

     o   Tenure of the audit firm
     o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
     o   Length of the rotation period advocated in the proposal
     o   Significant audit-related issues
     o   Number of audit committee meetings held each year
     o   Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

     o Insiders and affiliated outsiders on boards that are not at least majority independent
     o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
     o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption??
     o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
     o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.
   Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

   Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
   Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.
   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.
   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders
     o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
     o The plan expressly permits repricing of underwater options without shareholder approval; or
     o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
     o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

   Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

     o Stock ownership guidelines (a minimum of three times the annual cash retainer)

     o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
     o   Balanced mix between cash and equity
     o Non-employee directors should not receive retirement benefits/perquisites
     o   Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS


   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o   Historic trading patterns
     o   Rationale for the repricing
     o   Value-for-value exchange
     o   Option vesting
     o   Term of the option
     o   Exercise price
     o   Participation
     o   Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

   Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

     o   Purchase price is at least 85 percent of fair market value,
     o   Offering period is 27 months or less, and
     o   Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

   Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

     o   Broad-based participation
     o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
     o No discount on the stock price on the date of purchase since there is a company matching contribution

   Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

     o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

     o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

     o   FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

     o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

     o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                                   APPENDIX C

                               PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND
------------------------


                                                                          DOLLAR RANGE OF INVESTMENTS IN
NAME OF PORTFOLIO MANAGER             FUND NAME                           EACH FUND AS OF OCTOBER 31, 2007
-------------------------             ---------                           --------------------------------
Joseph A. Cerniglia                   Nationwide Small Cap Core Fund      None
                                      Nationwide Market Neutral Fund      None


DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------


ABERDEEN ASSET MANAGEMENT INC.

Aberdeen Asset Management Inc. compensates the Funds' portfolio managers for their management of the Fund. The Funds' portfolio managers' compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Funds.


OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.


------------------------------------------- -------------------------------------------------------------------------
                                            NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL ASSETS
NAME OF PORTFOLIO MANAGER                   BY CATEGORY AS OF OCTOBER 31, 2007
------------------------------------------- -------------------------------------------------------------------------
Joseph Cerniglia                            Mutual Funds: 5 accounts, $3,396,986,806 total assets
------------------------------------------- -------------------------------------------------------------------------
                                            Other Pooled Investment Vehicles: 0 accounts, $0 total assets
------------------------------------------- -------------------------------------------------------------------------
                                            Other Accounts:  2 accounts, $66,931,826 total assets
------------------------------------------- -------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST
-------------------------------


ABERDEEN ASSET MANAGEMENT INC. ("ABERDEEN")

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 28, 2008


                             NATIONWIDE MUTUAL FUNDS

NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND
NATIONWIDE SMALL CAP VALUE FUND

      Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to two series of the Trust referenced above (each, a "Fund," or collectively, the "Funds").


      This SAI is not a prospectus but is incorporated by reference into the prospectus for the Nationwide Small Cap Growth Opportunities Fund and the Nationwide Small Cap Value Fund dated February 28, 2008 (the "Prospectus"). It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.


      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

                             TABLE OF CONTENTS                              PAGE
                             -----------------                              ----
General Information and History ..........................................     1
Additional Information on Portfolio Instruments and Investment Policies ..     1
Description of Portfolio Instruments and Investment Policies .............     3
Investment Restrictions ..................................................    25
Disclosure of Portfolio Holdings .........................................    27
Trustees and Officers of the Trust .......................................    28
Investment Advisory and Other Services ...................................    38
Brokerage Allocation .....................................................    45
Purchases, Redemptions and Pricing of Shares .............................    47
Additional Information on Purchases and Sales ............................    49
Systematic Investment Strategies .........................................    54
Investor Privileges ......................................................    55
Investor Services ........................................................    56
Performance Advertising ..................................................    57
Additional Information ...................................................    58
Additional General Tax Information .......................................    59
Major Shareholders .......................................................    67
Financial Statements .....................................................    68
Appendix A - Debt Ratings ................................................   A-1
Appendix B - Proxy Voting Guidelines Summaries ...........................   B-1
Appendix C - Portfolio Manager ...........................................   C-1

                         GENERAL INFORMATION AND HISTORY

      Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by a Declaration of Trust dated September 30, 2004, as amended and restated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. Each Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.


      The following table sets forth additional information concerning permissible investments and techniques for the Fund. A "Y" in the table indicates that a Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that a Fund does not intend to invest in or follow the corresponding instrument or technique. Please review the discussion in the Prospectus for further information regarding the investment objectives and policies of each Fund.


-----------------------------------------------------------------------------------------------------------------
                                                   NATIONWIDE SMALL CAP GROWTH
TYPE OF INVESTMENT OR TECHNIQUE                         OPPORTUNITIES FUND       NATIONWIDE SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------
U.S. Common Stocks                                              Y                                Y
-----------------------------------------------------------------------------------------------------------------
Preferred Stocks                                                Y                                Y
-----------------------------------------------------------------------------------------------------------------
Small Company Stocks                                            Y                                Y
-----------------------------------------------------------------------------------------------------------------
Special Situation Companies                                     Y                                Y
-----------------------------------------------------------------------------------------------------------------
Illiquid Securities                                             Y                                Y
-----------------------------------------------------------------------------------------------------------------
Restricted Securities                                           Y                                Y
-----------------------------------------------------------------------------------------------------------------
When-Issued / Delayed-Delivery Securities                       Y                                Y
-----------------------------------------------------------------------------------------------------------------
Investment Companies                                            Y                                Y
-----------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITS)                           Y                                Y
-----------------------------------------------------------------------------------------------------------------
Securities of Foreign Issuers                                   Y                                Y
-----------------------------------------------------------------------------------------------------------------
Depositary Receipts                                             Y                                Y
-----------------------------------------------------------------------------------------------------------------
Securities From Developing
Countries/Emerging Markets                                      Y                                Y
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Convertible Securities                                          Y                                Y
-----------------------------------------------------------------------------------------------------------------
Long-Term Debt
-----------------------------------------------------------------------------------------------------------------
Long-Term Debt When Originally Issued But
With 397 Days Or Less Remaining To
Maturity
-----------------------------------------------------------------------------------------------------------------
Short-Term Debt                                                 Y                                Y
-----------------------------------------------------------------------------------------------------------------
Floating And Variable Rate Securities                           Y                                Y
-----------------------------------------------------------------------------------------------------------------
Zero Coupon Securities
-----------------------------------------------------------------------------------------------------------------
Pay-In-Kind Bonds
-----------------------------------------------------------------------------------------------------------------
Deferred Payment Securities
-----------------------------------------------------------------------------------------------------------------
Non-Investment Grade Debt
-----------------------------------------------------------------------------------------------------------------
Loan Participations And Assignments                             Y                                Y
-----------------------------------------------------------------------------------------------------------------
Sovereign Debt (Foreign) (Denominated In
U.S. $)
-----------------------------------------------------------------------------------------------------------------
Foreign Commercial Paper (Denominated In
U.S. $)
-----------------------------------------------------------------------------------------------------------------
Duration
-----------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                      Y                                Y
-----------------------------------------------------------------------------------------------------------------
Money Market Instruments                                        Y                                Y
-----------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities
-----------------------------------------------------------------------------------------------------------------
Stripped Mortgage Securities
-----------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations
-----------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls
-----------------------------------------------------------------------------------------------------------------
Asset-Backed Securities
-----------------------------------------------------------------------------------------------------------------
Bank And/Or Savings And Loan Obligations
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                           Y                                Y
-----------------------------------------------------------------------------------------------------------------
Derivatives                                                     Y                                Y
-----------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                   Y                                Y
-----------------------------------------------------------------------------------------------------------------
Warrants                                                        Y                                Y
-----------------------------------------------------------------------------------------------------------------
Futures                                                         Y                                Y
-----------------------------------------------------------------------------------------------------------------
Options                                                         Y                                Y
-----------------------------------------------------------------------------------------------------------------
Foreign Currencies                                              Y                                Y
-----------------------------------------------------------------------------------------------------------------
Forward Currency Contracts                                      Y                                Y
-----------------------------------------------------------------------------------------------------------------
Borrowing Money                                                 Y                                Y
-----------------------------------------------------------------------------------------------------------------
Lending Portfolio Securities                                    Y                                Y
-----------------------------------------------------------------------------------------------------------------
Investment Of Securities Lending Collateral                     Y                                Y
-----------------------------------------------------------------------------------------------------------------
Short Sales                                                     Y                                Y
-----------------------------------------------------------------------------------------------------------------
Participation Interests
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Swap Agreements                                                 Y                                Y
-----------------------------------------------------------------------------------------------------------------
Credit Default Swaps
-----------------------------------------------------------------------------------------------------------------
Wrap Contracts
-----------------------------------------------------------------------------------------------------------------
Indexed Securities                                              Y                                Y
-----------------------------------------------------------------------------------------------------------------
Strip Bonds
-----------------------------------------------------------------------------------------------------------------
Put Bonds
-----------------------------------------------------------------------------------------------------------------
Private Activity And Industrial Development
Bonds
-----------------------------------------------------------------------------------------------------------------
Custodial Receipts
-----------------------------------------------------------------------------------------------------------------
Nationwide Contract
-----------------------------------------------------------------------------------------------------------------
Extendable Commercial Notes
-----------------------------------------------------------------------------------------------------------------
Standby Commitment Agreements
-----------------------------------------------------------------------------------------------------------------
Municipal Securities
-----------------------------------------------------------------------------------------------------------------
Equity Linked Notes
-----------------------------------------------------------------------------------------------------------------
Exchange Traded Funds
-----------------------------------------------------------------------------------------------------------------

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).


      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Funds also rely upon the independent advice of the Funds' adviser or subadviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this SAI contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether a Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in a NRSRO or its rating systems, or due to a corporate reorganization, the Funds will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      LOWER-QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower-quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

      LIQUIDITY AND VALUATION. The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.


      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:


      -     The Federal Housing Administration and the Farmers Home
            Administration;

      - The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

      - The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

      - The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

      - The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS' purchase price and its face value.


      BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Funds' adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The Funds may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that the Funds invest in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Funds' custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by a Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Funds. Repurchase agreements may be entered into with respect to securities of the type in which the Funds may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Funds' custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Funds' ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Funds seek to assert their rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Funds' adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater the Funds' outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Funds. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.


      If the Funds agree to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the adviser or subadviser to manage it might be affected in the event a Fund's commitments to purchase "when-issued" securities ever exceeds 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


LENDING PORTFOLIO SECURITIES

      A Fund may lend its respective portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of cash, U.S. government securities or letters of credit issued by qualified banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. From time to time, the Funds may return to the borrower or a third party which is unaffiliated with them, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% collateral of the type discussed in the preceding paragraph from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Funds' Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INVESTMENT OF SECURITIES LENDING COLLATERAL

      The cash collateral received from a borrower as a result of the Funds' securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market investment company or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or may provide for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer's parent.

      Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note will not generally exceed two years.

INDEXED SECURITIES

      The Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If the Funds invest in such securities, they may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.

Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in the Funds, to the extent that they invest a significant portion of their assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Funds' adviser or subadviser(s) believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Funds may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Funds make their investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      The Funds may invest in foreign securities (including through the use of depositary receipts), which involves certain special considerations which typically are not associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by the Funds, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Underlying Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Funds' investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      The Funds may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

      The Funds may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be "publicly traded" will not be considered "qualifying income" under the Internal Revenue Code of 1986, as amended (the "Code"), and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).


      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the ability of the Fund's adviser or subadviser to predict correctly whether the price of a security it borrows to sell short will decrease.


      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      Each Fund also may engage in short sales, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such a case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes, a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position," causing the Fund to realize gain, but not loss.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      Each Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.


      Any such restricted securities will be considered to be illiquid for purposes of the Funds' limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Funds' level of illiquidity may increase.

      The Funds may sell over-the-counter ("OTC") options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Funds. The assets used as cover for OTC options written by the Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Funds may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The Funds' adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two nationally recognized statistical ratings organizations ("NRSROs"), or if only one NRSRO rates the security, it is rated in one of the two highest categories by that

NRSRO; and (3) the adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the security.


BORROWING

      The Funds may borrow money from banks, limited by the Funds' fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. The Funds may engage in reverse repurchase agreements which may be considered a form of borrowing, unless a Fund covers its exposure by segregating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS


      The Funds' adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts, swaps and structured contracts, to hedge the Funds' portfolio or for risk management or for any other permissible purposes consistent with the Funds' investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (E.G., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.


      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Funds' assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Funds entered into short hedges because the Funds' adviser or subadviser projected a decline in the price of a security in the Funds' portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Funds could suffer a loss.

      (4) As described below, the Funds might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when they take positions in these instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Funds' ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds' ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Funds.

      OPTIONS. The Funds may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Funds will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Funds may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      The Funds may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Funds and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

      The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration.

      If the Funds are unable to effect a closing transaction for an option they had purchased, they would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Funds could cause material losses because the Funds would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.


      Transactions using OTC options (other than purchased options) expose the Funds to counterparty risk. To the extent required by SEC guidelines, the Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover their potential obligations to the extent not covered as provided in (1) above. The Funds will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Funds' assets to earmarking or segregated accounts as a cover could impede portfolio management's or the Funds' ability to meet redemption requests or other current obligations.


      An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage the Funds' interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

      SPREAD TRANSACTIONS. The Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, (I.E., the yield spread between high quality and lower quality securities). Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Funds may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Funds' adviser or subadviser believes it is more advantageous to the Funds than purchasing the futures contract.


      To the extent required by regulatory authorities, the Funds will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      The Funds will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Funds' net asset value after taking into account unrealized profits and unrealized losses on any such contracts they have entered into. There is no overall limit on the percentage of the Funds' assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds' exposure to market, currency, or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.


      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund was unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


      SWAP AGREEMENTS. A Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.


      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      STRUCTURED PRODUCTS. The Funds may use structured products to hedge their portfolios. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

      HYBRID INSTRUMENTS. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Funds to leverage risks or carry liquidity risks.

      CREDIT LINKED NOTES. A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event"); or
(ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond if an Event of Default or a Restructuring Event occurs.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES -- SPECIAL CONSIDERATIONS. The Funds may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund securities are denominated. The Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Funds adviser or subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase OTC options on foreign currency only when the Funds' adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.


FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES


      As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as "money market funds" and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

REAL ESTATE INVESTMENT TRUSTS

      Although the Funds will not invest in real estate directly, the Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS


      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.


      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at pre-set times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.


      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Funds will limit their purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. The Funds' adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


      The Funds' right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a subcustodian agreement approved by the Funds between that bank and the Funds' custodian.

REVERSE REPURCHASE AGREEMENTS

      The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Funds would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. Since the Funds receive cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Funds have sold but are obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Funds' obligation to repurchase the securities, and the Funds' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Reverse repurchase agreements may be used as arbitrage transactions in which the Funds will maintain offsetting positions in repurchase agreements that mature on or before the settlement date on the related reverse repurchase agreements. Since the Funds will receive interest on the repurchase agreements in which they invest the transaction proceeds, such transactions may involve leverage. However, since such repurchase agreements will be high quality and will mature on or before the settlement date of the reverse repurchase agreement, the Funds' adviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

      Generally the Funds will be fully invested in accordance with their investment objectives and strategies. However, pending investment of cash balances, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Funds may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Funds may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER


      The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Funds. For the fiscal years ended October 31, 2007 and 2006, the portfolio turnover rates for each Fund was as follows:

                                                       PORTFOLIO TURNOVER RATE
FUND                                               FOR YEAR ENDED OCTOBER 31, 2007
----                                               -------------------------------
Nationwide Small Cap Value Fund                              665.44%(1)
Nationwide Small Cap Growth Opportunities Fund               321.82%(1)

                                                        PORTFOLIO TURNOVER RATE
FUND                                             FOR PERIOD ENDED OCTOBER 31, 2006(2)
----                                             ------------------------------------
Nationwide Small Cap Value Fund                               194.16%
Nationwide Small Cap Growth Opportunities Fund                 37.38%

----------
      (1) The portfolio manager for each Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

      (2) The Funds commenced operations on September 29, 2006.


                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions for the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each Fund:

o May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o May not lend any security or make any other loan except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities; (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities; (iii) make loans secured by mortgages on real property; (iv) enter into repurchase agreements; and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not borrow money or issue senior securities, except that the Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

      The following are the NON-FUNDAMENTAL operating policies of the Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

Each Fund may not:

o Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales of securities and to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for the Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

      The investment objectives of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

INTERNAL REVENUE CODE RESTRICTIONS

      In addition to the investment restrictions above, the Funds must be diversified according to Code requirements. Specifically, at each tax quarter end, the Funds' holdings must be diversified so that (1) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Funds' total assets and that the Funds hold no more than 10% of the outstanding voting securities of such issuer, and
(2) not more than 25% of the value of the Funds' total assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

      The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

      o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

      o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

      o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.


Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, the Adviser's Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.


      Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.


      Exceptions to the portfolio holdings release policy described above can only be authorized by the Adviser's Executive Committee or its duly authorized delegate and will be made only when:


      o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

      o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

      o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

      Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

      o     Data consolidators (including ratings agencies);

      o     Fund rating/ranking services and other data providers; and

      o     Service providers to the Funds.

            The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION
----------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT).


----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                             POSITION(S)                                                      THE
                              HELD WITH                                                   NATIONWIDE
                              THE TRUST                                                       FUND           OTHER
                             AND LENGTH                                                     COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS AND           OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST          OVERSEEN BY       HELD BY
    YEAR OF BIRTH              SERVED*                    5 YEARS                           TRUSTEE        TRUSTEE **
----------------------------------------------------------------------------------------------------------------------
Charles E. Allen            Trustee since   Mr. Allen is Chairman, Chief Executive           102            None
                              July 2000     Officer and President of Graimark Realty
c/o Nationwide Funds                        Advisors, Inc. (real estate development,
Group                                       investment and asset management).
1200 River Road,
Suite 1000
Conshohocken, PA 19428

1948
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                             POSITION(S)                                                      THE
                              HELD WITH                                                   NATIONWIDE
                              THE TRUST                                                       FUND           OTHER
                             AND LENGTH                                                     COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS AND           OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST          OVERSEEN BY       HELD BY
    YEAR OF BIRTH              SERVED*                    5 YEARS                           TRUSTEE        TRUSTEE **
----------------------------------------------------------------------------------------------------------------------
Paula H.J.                  Trustee since   Ms. Cholmondeley has served as a Chief           102        Director of
Cholmondeley                  July 2000     Executive Officer of Sorrel Group                            Dentsply
                                            (management consulting company) since                      International,
c/o Nationwide Funds                        January 2004. From April 2000 through                       Inc. (dental
Group                                       December 2003, Ms. Cholmondeley was                          products),
1200 River Road, Suite                      Vice President and General Manager of                        Ultralife
1000                                        Sappi Fine Paper North America.                             Batteries,
Conshohocken, PA 19428                                                                                     Inc.,
                                                                                                         Albany
1947                                                                                                   International
                                                                                                        Corp. (paper
                                                                                                         industry)
                                                                                                           Terex
                                                                                                        Corporation
                                                                                                       (construction
                                                                                                        equipment),
                                                                                                        and Minerals
                                                                                                         Technology,
                                                                                                            Inc.
                                                                                                        (specialty
                                                                                                         chemicals)
----------------------------------------------------------------------------------------------------------------------
C. Brent DeVore***            Trustee       Dr. DeVore is President of Otterbein             102            None
                             since 1990     College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1940
----------------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden          Trustee since   Ms. Dryden was a partner of Mitchell             102            None
                              December      Madison Group LLC, a management
c/o Nationwide Funds            2004        consulting company from January 2006
Group                                       until December 2006; she is currently a
1200 River Road, Suite                      consultant with the company. Ms. Dryden
1000                                        was formerly Managing Partner of
Conshohocken, PA 19428                      MARCHFIRST, a global management
                                            consulting firm.
1947
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                             POSITION(S)                                                      THE
                              HELD WITH                                                   NATIONWIDE
                              THE TRUST                                                       FUND           OTHER
                             AND LENGTH                                                     COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS AND           OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST          OVERSEEN BY       HELD BY
    YEAR OF BIRTH              SERVED*                    5 YEARS                           TRUSTEE        TRUSTEE **
----------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar         Trustee since   Retired.                                         102            None
                              July 2000
c/o Nationwide
Funds Group
1200 River Road,
Suite 1000
Conshohocken, PA
19428

1935
----------------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs           Trustee since   Ms. Jacobs served as Chairman of the             102            None
                              December      Board of Directors of KICAP Network Fund,
c/o Nationwide                  2004        a European (United Kingdom) hedge fund,
Funds Group                                 from January 2001 through January 2006.
1200 River Road,                            From 1988 - 2003, Ms. Jacobs was also a
Suite 1000                                  Managing Director and European Portfolio
Conshohocken, PA                            Manager of CREF Investments (Teachers
19428                                       Insurance and Annuity Association -
                                            College Retirement
1950                                        Equities Fund).
----------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler        Trustee since   Mr. Kridler has been a Board         102               None
                          September 1997  Member of Compete Columbus
c/o Nationwide Funds                      (economic development group
Group                                     for Central Ohio) since February
1200 River Road,                          2006. He has also served as
Suite 1000,                               the President and Chief
Conshohocken, PA 19428                    Executive Officer of the
                                          Columbus Foundation, (a
1955                                      Columbus, OH-based
                                          foundation which manages
                                          over 1,300 individual
                                          endowment funds) since
                                          February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts;
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau; and Board
                                          Member of Columbus Downtown
                                          Development Corporation.

----------------------------------------------------------------------------------------------------------------------
Michael D. McCarthy         Trustee since   Retired. Mr. McCarthy was Chairman of            102            None
                               December     VMAC (commodity swaps) from October 2002
c/o Nationwide                   2004       until January 2007; and a partner of
Funds Group                                 Pineville Properties LLC
1200 River Road,                            (a commercial real estate development
Suite 1000                                  firm) from September 2000 until
Conshohocken, PA                            January 2007.
19428

1947
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                             POSITION(S)                                                      THE
                              HELD WITH                                                   NATIONWIDE
                              THE TRUST                                                       FUND           OTHER
                             AND LENGTH                                                     COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS AND           OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST          OVERSEEN BY       HELD BY
    YEAR OF BIRTH              SERVED*                    5 YEARS                           TRUSTEE        TRUSTEE **
----------------------------------------------------------------------------------------------------------------------
David C. Wetmore            Trustee since   Retired.                                         102            None
                              1995 and
c/o Nationwide                Chairman
Funds Group                    since
1200 River Road,              February
Suite 1000                      2005
Conshohocken, PA
19428

1948
----------------------------------------------------------------------------------------------------------------------


*     Length of time served includes time served with the Trust's predecessors.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.


*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors ("NFA"), the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND/OR OFFICERS OF THE FUNDS.


---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                            PORTFOLIOS IN
                             POSITION(S)                                                         THE
                              HELD WITH                                                      NATIONWIDE
                             THE TRUST                                                           FUND           OTHER
   NAME, ADDRESS             AND LENGTH                                                        COMPLEX       DIRECTORSHIPS
    AND YEAR OF               OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST              OVERSEEN BY        HELD BY
       BIRTH                  SERVED(1)                  5 YEARS                               TRUSTEE         TRUSTEE(3)
---------------------------------------------------------------------------------------------------------------------------
Arden L. Shisler               Trustee      Retired. Mr. Shisler is the former                   102         Director of
                               since        President and Chief Executive Officer of                          Nationwide
c/o Nationwide                February      KeB Transport, Inc., a trucking firm (2000                        Financial
Funds Group                     2000        through 2002). He served as a consultant                        Services, Inc.,
1200 River Road,                            to KeB from January 2003 through December                        Chairman of
Suite 1000                                  2004. Since 1992, Mr. Shisler has also                           Nationwide
Conshohocken,                               been Chairman of the Board for Nationwide                           Mutual
PA 19428                                    Mutual Insurance Company.(2)                                       Insurance
                                                                                                              Company(2)
1941
---------------------------------------------------------------------------------------------------------------------------
Stephen T.                    President     Mr. Grugeon is the acting Chief Executive            N/A              N/A
Grugeon                       and Chief     Officer of Nationwide Funds Group, which
                              Executive     includes NFA(2), Nationwide Fund
Nationwide                     Officer      Management LLC(2) and Nationwide Fund
Funds Group                     since       Distributors LLC(2). He also has served as
1200 River Road,               January      the Chief Operating Officer of Nationwide
Suite 1000,                     2008        Funds Group since May 2007. Mr. Grugeon
Conshohocken,                               also is the acting president of NWD
PA 19428                                    Investments, the asset management
                                            operations of Nationwide Mutual Insurance
1950                                        Company, which includes Nationwide SA
                                            Capital Trust. (2) From December 2006
                                            until January 2008 he was Executive Vice
                                            President of NWD Investments. He was Vice
                                            President of NWD Investments from 2003
                                            through 2006, and Chief Operating Officer
                                            of Corviant Corporation(2), a subsidiary
                                            of NWD Investments, from 1999 through
                                            2003.
---------------------------------------------------------------------------------------------------------------------------
Joseph Finelli                Treasurer     Mr. Finelli is the Principal Financial               N/A              N/A
                                since       Officer and Vice President of Investment
Nationwide Funds              September     Accounting and Operations for Nationwide
Group 1200                       2007       Funds Group.(2) From July 2001 until September
River Road,                                 2007, he was Assistant Treasurer and Vice
Suite 1000                                  President of Investment Accounting and
Conshohocken,                               Operations of NWD Investments. (2)
PA 19428

1957

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                            PORTFOLIOS IN
                             POSITION(S)                                                         THE
                              HELD WITH                                                      NATIONWIDE
                             THE TRUST                                                           FUND           OTHER
   NAME, ADDRESS             AND LENGTH                                                        COMPLEX       DIRECTORSHIPS
    AND YEAR OF               OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST              OVERSEEN BY        HELD BY
       BIRTH                  SERVED(1)                  5 YEARS                               TRUSTEE         TRUSTEE(3)
---------------------------------------------------------------------------------------------------------------------------
Dorothy Sanders                Chief        Ms. Sanders is Senior Vice President and             N/A              N/A
                             Compliance     Chief Compliance Officer of NFA. She also
Nationwide                     Officer      has oversight responsibility for
Funds Group                    since        Investment Advisory and Mutual Fund
1200 River Road,              October       Compliance Programs in  the Office of
Suite 1000                      2007        Compliance at Nationwide. From November
Conshohocken,                               2004 to October 2007, she was Senior
PA 19428                                    Director and Senior Counsel at Investors
                                            Bank & Trust (now State Street Bank). From
1955                                        2000 to November 2004, she was Vice
                                            President, Secretary and General Counsel
                                            of Fred Alger & Company, Incorporated.
---------------------------------------------------------------------------------------------------------------------------
Eric E. Miller                Secretary     Mr. Miller is Senior Vice President,                 N/A              N/A
                                since       General Counsel, and Assistant Secretary
Nationwide                     December     for Nationwide Funds Group and NWD
Funds Group                      2002       Investments.(2)
1200 River Road,
Suite 1000
Conshohocken,
PA 19428

1953
---------------------------------------------------------------------------------------------------------------------------
Doff Meyer                       Vice       Ms. Meyer is Senior Vice President and               N/A              N/A
                               President    Chief Marketing Officer of Nationwide
Nationwide                     and Chief    Funds Group (since August 2007). (2) From
Funds Group                    Marketing    September 2004 until August 2007, Ms.
1200 River Road,                Officer     Meyer was Director of Finance and
Suite 1000                       since      Marketing, Principal of Piedmont Real
Conshohocken,                   January     Estate Associates LLC. From January 2003
PA 19428                          2008      until September 2004, Ms. Meyer was an
                                            independent marketing consultant.
1950
---------------------------------------------------------------------------------------------------------------------------
Michael Butler                   Vice       Mr. Butler is Chief Distribution Officer             N/A              N/A
                               President    of Nationwide Funds Group (since May 2007)
Nationwide                     and Chief    and President of Nationwide Fund
Funds Group                  Distribution   Distributors LLC (since January 2008). (2)
1200 River Road,                Officer     From January 2006 through April 2007, Mr.
Suite 1000                       since      Butler was Vice President - Mutual Fund
Conshohocken,                   January     Strategy of Nationwide Financial Services,
PA 19428                         2008       Inc.(2) and was Senior Vice President -
                                            Retirement Plan Sales of NFS Distributors,
1959                                        Inc. (2) from 2000 until January 2006
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   Length of time served includes time served with the Trust's predecessors.

(2) This position is held with an affiliated person or principal underwriter of the Trust.

(3) Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.


BOARD OF TRUSTEES COMMITTEES


      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.


      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met eight times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

      The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and
(d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.


      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.


      The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.


      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.


OWNERSHIP OF SHARES OF NATIONWIDE MUTUAL FUNDS AS OF DECEMBER 31, 2007

ALL TRUSTEES AND OFFICERS OF THE TRUST, AS A GROUP, OWN LESS THAN 1% OF THE TRUST'S OUTSTANDING SHARES.

---------------------------------------------------------------------------------------------------------------
        (1)                               (2)                                           (3)
---------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                   AND/OR SHARES IN ALL REGISTERED INVESTMENT
                       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                SHARES IN THE FUNDS                          INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
Charles E. Allen                   $10,000-$50,001                               $10,000-$50,001
---------------------------------------------------------------------------------------------------------------
Paula H.J.
Cholmondeley                       $10,000-$50,001                               $10,000-$50,001
---------------------------------------------------------------------------------------------------------------
C. Brent DeVore                     Over $100,000                                 Over $100,000
---------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden                  Over $100,000                                 Over $100,000
---------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar                $50,001-$100,000                              $50,001-$100,000
---------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs                  $50,001-$100,000                              $50,001-$100,000
---------------------------------------------------------------------------------------------------------------
Douglas F. Kridler                  Over $100,000                                 Over $100,000
---------------------------------------------------------------------------------------------------------------
David C. Wetmore                    Over $100,000                                 Over $100,000
---------------------------------------------------------------------------------------------------------------
Arden L. Shisler                    Over $100,000                                 Over $100,000
---------------------------------------------------------------------------------------------------------------
Michael D.
McCarthy                            Over $100,000                                 Over $100,000
---------------------------------------------------------------------------------------------------------------


OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS


-----------------------------------------------------------------------------------------------------
       (1)                  (2)            (3)            (4)             (5)             (6)
-----------------------------------------------------------------------------------------------------
                       NAME OF OWNERS
                            AND
                      RELATIONSHIPS TO   NAME OF   TITLE OF CLASS OF    VALUE OF
  NAME OF TRUSTEE         TRUSTEE        COMPANY       SECURITY        SECURITIES   PERCENT OF CLASS
-----------------------------------------------------------------------------------------------------
Charles E. Allen             N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
Paula H.J.
Cholmondeley                 N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
C. Brent DeVore              N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
Phyllis Kay Dryden           N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
Barbara L. Hennigar          N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
Barbara I. Jacobs            N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
Douglas F. Kridler           N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
Michael D.
McCarthy                     N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------
David C. Wetmore             N/A           N/A            N/A             NONE             N/A
-----------------------------------------------------------------------------------------------------


(1)   Investment advisers include Nationwide Fund Advisers.


(2) Subadvisers for other funds not in this SAI include AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, and Security Global Investors.


(3) Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.


-----------------------------------------------------------------------------------------------------
       (1)                 (2)                 (3)                (4)                  (5)
-----------------------------------------------------------------------------------------------------
                                           PENSION
                                          RETIREMENT
                        AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL
                       COMPENSATION    AS PART OF TRUST     BENEFITS UPON    TOTAL COMPENSATION FROM
 NAME OF TRUSTEE      FROM THE TRUST       EXPENSES          RETIREMENT         THE FUND COMPLEX*
-----------------------------------------------------------------------------------------------------
Charles E. Allen          $86,625             N/A                 N/A                $173,250
-----------------------------------------------------------------------------------------------------
Paula H.J.
Cholmondeley               84,875             N/A                 N/A                 169,750
-----------------------------------------------------------------------------------------------------
C. Brent DeVore            80,875             N/A                 N/A                 161,750
-----------------------------------------------------------------------------------------------------
Phyllis Kay Dryden         79,000             N/A                 N/A                 158,000
-----------------------------------------------------------------------------------------------------
Barbara L. Hennigar        82,625             N/A                 N/A                 165,250
-----------------------------------------------------------------------------------------------------
Barbara I. Jacobs          82,375             N/A                 N/A                 164,750
-----------------------------------------------------------------------------------------------------
Douglas F. Kridler         81,875             N/A                 N/A                 163,750
-----------------------------------------------------------------------------------------------------
Michael D. McCarthy        76,625             N/A                 N/A                 153,250
-----------------------------------------------------------------------------------------------------
Arden L. Shisler           65,813             N/A                 N/A                 131,625
-----------------------------------------------------------------------------------------------------
David C. Wetmore          121,500             N/A                 N/A                 243,000
-----------------------------------------------------------------------------------------------------

* On October 31, 2007, the Fund Complex included two trusts comprised of 100 investment company funds or series.


      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

      Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

      The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group ("NFG"), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

      Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors ("NFA" or the "Adviser") manages the Funds in accordance with the policies and procedures established by the Trustees.


      NFA manages the day-to-day investments of the assets of the Funds. On April 30, 2007, NFS acquired from Nationwide Corporation the "retail asset management subsidiaries" of NWD Investment Management, Inc., which includes NFA. As a result of the acquisition, Nationwide Financial is restructuring NFA to operate primarily as a "Manager-of-Managers" under which NFA, rather than managing most of the Nationwide Funds directly, will instead oversee one or more subadvisers. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.


      The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

      NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:


                                                                       INVESTMENT ADVISORY
FUNDS                                  ASSETS                          FEE
Nationwide Small Cap Growth            $0 up to $500 million           0.95%
   Opportunities Fund and Nationwide   $500 million up to $2 billion   0.85%
   Small Cap Value Fund                $2 billion and over             0.80%


SUBADVISER


      Aberdeen Asset Management Inc. ("Aberdeen"), 1735 Market Street, 37th Floor, Philadelphia, PA 19103, is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen manages or sub-advises approximately $37.5 billion in U.S. fixed income and equity assets for investment companies and institutional and retail clients as of October 31, 2007. Worldwide, Aberdeen PLC had approximately $209.7 billion in assets under management in a range of global equity, fixed income and property investments.

      Subject to the supervision of NFA and the Trustees, Aberdeen manages the assets of the Funds in accordance with each Fund's investment objectives and policies. Aberdeen makes investment decisions for the Funds and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services provided to the Funds, Aberdeen receives annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.


LIMITATION OF FUND EXPENSES

NATIONWIDE FUND ADVISORS

      In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or all of its investment advisory fee or reimburse other fees for the Funds. In this regard, NFA has entered into expense limitation agreements with the Trust on behalf of the Funds ("Expense Limitation Agreements"). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund to the limits described below. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund's business. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

      NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless:
(i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below;
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.


      Until at least May 1, 2009, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses for each Fund in order to limit total annual fund operating expenses to 1.35% for all share classes of the Funds, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short-sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to the Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund's business.

INVESTMENT ADVISORY FEES


      During the fiscal years ended October 31, 2007 and 2006, NFA earned the following fees for investment advisory services:

                                     2007                    2006(2)
                            ----------------------   ----------------------
                               FEES           FEES        FEES         FEES
FUNDS                       EARNED(1)   REIMBURSED   EARNED(1)   REIMBURSED
--------------------        ---------   ----------   ---------   ----------
Nationwide Small Cap
Growth Opportunities
Fund                           $0         $62,730       $0         $4,691
Nationwide Small Cap
Value Fund                     $0         $64,377       $0         $4,691


(1)   Fees net of reimbursement.


(2)   The Funds commenced operation on September 29, 2006.


MULTI-MANAGER STRUCTURE

      The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

      Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in each Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

      Nationwide Fund Distributors LLC ("NFD" or the "Distributor") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:


      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      Stephen T. Grugeon
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller


      In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds. NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C, and certain Class A shares.


      For the fiscal years ended October 31, 2007 and 2006, NFD received the following commissions from the sale of shares of the Funds:

                                                                    YEAR ENDED    YEAR ENDED
                                                                    OCTOBER 31,   OCTOBER 31,
FUNDS                                                                  2007       2006(1)
-----------------------------------------------                     -----------   -----------
Nationwide Small Cap Growth Opportunities Fund                         $482           $0
Nationwide Small Cap Value Fund                                        $580           $0

(1)   The Funds commenced operations on September 29, 2006.

      NFD also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, and certain Class A shares. For the fiscal years ended October 31, 2007 and 2006, NFD received the following amounts from such sales charges:

                                                                    YEAR ENDED    YEAR ENDED
                                                                    OCTOBER 31,   OCTOBER 31,
FUNDS                                                                  2007       2006(1)
-----------------------------------------------                     -----------   -----------
Nationwide Small Cap Growth Opportunities Fund                          $0            $0
Nationwide Small Cap Value Fund                                         $0            $0

(1)   The Funds commenced operations on September 29, 2006

DISTRIBUTION PLAN

      The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class B, Class C, or Class R shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

                                      AMOUNT
            ---------------------------------------------------------

            0.25% of the average daily net assets of the Fund's Class A shares (distribution or services fee).

            1.00% of the average daily net assets of the Fund's Class B shares (0.25% services fee).

            1.00% of the average daily net assets of the Fund's Class C shares (0.25% services fee).

            0.50% of the average daily net assets of the Fund's Class R shares (0.25% of which may be either a distribution or services fee).

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to the Funds must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.

---------------------------------------------------------------------------------------
FUNDS                            CLASS A      CLASS B          CLASS C          CLASS R
---------------------------------------------------------------------------------------
Nationwide Small Cap Growth
Opportunities Fund               $343         $29              $998             $6
---------------------------------------------------------------------------------------
Nationwide Small Cap Value
Fund                              626         187              1765              5
---------------------------------------------------------------------------------------


      The Trust has been informed by NFD that for the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:


--------------------------------------------------------------------------------------------
                                                               FINANCING        BROKER-
                                 PROSPECTUS   DISTRIBUTOR      CHARGES WITH     DEALER
                                 PRINTING &   COMPENSATION &   RESPECT TO B &   COMPENSATION
FUNDS                            MAILING(1)   COSTS            C SHARES         & COSTS
--------------------------------------------------------------------------------------------
Nationwide Small Cap Growth       $0.86        $0               $1,028.15        $343.45
Opportunities Fund
--------------------------------------------------------------------------------------------
Nationwide Small Cap Value        10.37         0                1,868.24         707.33
Fund
--------------------------------------------------------------------------------------------


(1) Printing and mailing of prospectuses to other than current Fund shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES


      Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays NFM a combined annual fee based on the Trust's average daily net assets according to the following schedule*:


         ASSET LEVEL                    AGGREGATE TRUST FEE
-----------------------------           -------------------
     $0 up to $1 billion                       0.26%
 $1 billion up to $3 billion                   0.19%
 $3 billion up to $4 billion                   0.15%
 $4 billion up to $5 billion                   0.08%
 $5 billion up to $10 billion                  0.05%
$10 billion up to $12 billion                  0.03%
     $12 billion and more                      0.02%


* In addition to these fees, the Trust also pays for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Trust.

      For the fiscal years ended October 31, 2007 and 2006, Nationwide SA Capital Trust, the Funds' former administrator, and NFM, as the Funds' transfer agent, were paid combined fund administration and transfer agency fees from the Funds as follows:

FUNDS                                                2007     2006(1)
----------------------------------------------      -------   -------
Nationwide Small Cap Growth Opportunities Fund      $10,916   $919
Nationwide Small Cap Value Fund                     $ 9,051   $919

(1)   The Funds commenced operations on September 29, 2006


SUB-ADMINISTRATION

      NFM has entered into a Services Agreement with Citi Fund Services, Inc. ("Citi") (formerly, BISYS Fund Services Ohio, Inc.), 3435 Stelzer Road, Columbus, Ohio 43219, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

                                     AGGREGATE TRUST FEE
                                     AS A PERCENTAGE OF NET
         ASSET LEVEL                 ASSETS
-----------------------------        ----------------------
     $0 up to $1 billion             0.20%
 $1 billion up to $3 billion         0.15%
 $3 billion up to $4 billion         0.10%
 $4 billion up to $5 billion         0.05%
 $5 billion up to $10 billion        0.02%
$10 billion up to $12 billion        0.01%
     $12 billion and more            0.005%

      Citi received the following amounts for the sub-administration services and sub-transfer agency services it provided:


---------------------------------------------------------
YEAR ENDED OCTOBER 31, 2007   YEAR ENDED OCTOBER 31, 2006
---------------------------------------------------------
       $7,854,855                       $7,776,120
---------------------------------------------------------


ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R, and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging for bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts; transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

      As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each Fund, respectively.

CUSTODIAN

      JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

      Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.


                              BROKERAGE ALLOCATION

      NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

      There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Funds, they are affected only when the Adviser believes that to do so is in the interest of the Funds. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of the Adviser and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.


      The Adviser or subadvisers may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of the Funds, except as may be specifically permitted by law.


      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.


      For the fiscal year ended October 31, 2007, the Nationwide Small Cap Value Fund, through its subadviser, directed the dollar amount of transactions and related commissions for transactions to a broker because of research services provided, as summarized in the table below:

--------------------------------------------------------------------------------
                        TOTAL DOLLAR AMOUNT OF    TOTAL COMMISSIONS PAID ON SUCH
FUND                    TRANSACTIONS              TRANSACTIONS
--------------------------------------------------------------------------------
Nationwide Small Cap
  Value Fund            $325,405.38               $418.00
--------------------------------------------------------------------------------

      For the fiscal years ended October 31, 2007 and 2006, the following brokerage commissions were paid by the Funds:

--------------------------------------------------------------------------------
                     FUNDS                                  2007       2006(1)
--------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                             $118,340   $ 27,797
--------------------------------------------------------------------------------
Nationwide Small Cap Growth Opportunities Fund              $ 70,823   $ 11,241
--------------------------------------------------------------------------------

----------
(1)   The Funds commenced operations on September 29, 2006.

      As of October 31, 2007, the Funds held investments in securities of their regular broker-dealers as follows:


                                    APPROXIMATE AGGREGATE
                                      VALUE OF ISSUER'S
                                     SECURITIES OWNED BY
                                        THE FUND AS OF
                                       FISCAL YEAR END             NAME OF
             FUNDS                     OCTOBER 31, 2007       BROKER OR DEALER
             -----                  ---------------------   --------------------
Nationwide Small Cap Value Fund           $  58,342         CS First Boston Corp

Nationwide Small Cap Growth
Opportunities Fund                        $ 153,697         CS First Boston Corp


      Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

      All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

      The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.

      The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

      The Funds reserve the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

      The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the NAV of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The NAV of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

      Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short-term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust. Debt Securities of the Trust's Money Market Funds are valued at amortized cost, which approximates market value.

      The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds' NAVs.

      Each Fund values foreign equity securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Funds, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of the Funds. When the Funds use fair value pricing, the values assigned to the Funds' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

      The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES


WAIVER OF CLASS A SALES CHARGES


      You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Fund. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

      The sales charge applicable to Class A shares may be waived for the following purchases due to the reduced marketing effort required by NFD:

(1) shares sold to other registered investment companies affiliated with Nationwide Funds Group,

(2)   shares sold:

      (a) to any pension, profit sharing, or other employee benefit plan for the employees of Nationwide Funds Group or NWD, any of its affiliated companies, or investment advisory clients and their affiliates;

      (b)   to any endowment or non-profit organization;

      (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

      (d) to any life insurance company separate account registered as a unit investment trust;

      (e) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

      (f) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of NFA and its affiliates;

      (g) to directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

      (h) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(3)   Class A shares sold:

      (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for those persons;

      (b) to any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor;

      (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

      (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

REDUCTION OF SALES CHARGES

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can add the current value of your Class A, Class B and Class C investments in the Nationwide Funds (except shares of the Nationwide Money Market Fund), that you currently own or are currently purchasing to the value of your Class A purchase, possibly reducing the sales charge.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

CLASS A FINDER'S FEE AND CORRESPONDING CDSC

      There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Nationwide Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase. With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

o The purchase can be made in any combination of the Nationwide Funds. The amount of the finder's fee will be determined based on the particular combination of the Nationwide Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Nationwide Fund.

o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Nationwide Enhanced Income and Nationwide Short Duration Bond Funds).

      The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Nationwide Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Nationwide Funds an investor made that were subject to the Class A CDSC.


AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE

-----------------------------------------------------------------------------------------------------
                                                                     AMOUNT OF PURCHASE
                                                        ---------------------------------------------
                                                        $1 MILLION TO   $4 MILLION TO   $25 MILLION
                   FUNDS PURCHASED                        $3,999,999     $24,999,999      OR MORE
-----------------------------------------------------------------------------------------------------
Nationwide International Growth Fund, Nationwide            1.00%           0.50%          0.25%
Emerging Markets Fund, Nationwide Technology and
Communications Fund, Nationwide Global Financial
Services Fund, Nationwide Global Utilities Fund,
Nationwide Health Sciences Fund, Nationwide Hedged
Core Equity Fund, Nationwide Leaders Fund, Nationwide
Market Neutral Fund, Nationwide U.S. Growth Leaders,
Nationwide Worldwide Leaders Fund, Nationwide Mid Cap
Growth Leaders Fund, Nationwide Value Opportunities
Fund, Nationwide Micro Cap Equity Fund, Nationwide
U.S. Growth Leaders Long-Short Fund, Nationwide China
Opportunities Fund, Nationwide Natural Resources
Fund, Nationwide Small Cap Core Fund, Nationwide
Small Cap Growth Opportunities Fund, Nationwide Small
Cap Leaders Fund, Nationwide Optimal Allocations
Funds, Nationwide U.S. Small Cap Value Fund,
Nationwide International Value Fund, and Nationwide
Value Fund
----------------------------------------------------------------------------------------------------
Nationwide Fund, Nationwide Growth Fund, Nationwide         0.50%           0.50%          0.25%
Large Cap Value Fund, Nationwide Mid Cap Growth Fund,
and Nationwide Small Cap Fund
----------------------------------------------------------------------------------------------------
Nationwide S&P 500 Index Fund, Nationwide Small Cap         None            None           None
Index Fund, Nationwide Mid Cap Market Index Fund,
Nationwide International Index Fund and Nationwide
Bond Index Fund
----------------------------------------------------------------------------------------------------
Investor Destinations Funds                                 0.15%           0.10%          0.05%
----------------------------------------------------------------------------------------------------
Nationwide Bond Fund, Nationwide Government Bond Fund       0.75%           0.50%          0.25%
and Nationwide Tax-Free Income Fund
----------------------------------------------------------------------------------------------------
Nationwide Enhanced Income Fund and Nationwide Short        0.35%           0.25%          0.15%
Duration Bond Fund
----------------------------------------------------------------------------------------------------
Nationwide Target Destination Funds                         0.50%           0.35%          0.15%
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         AMOUNT OF PURCHASE
                                                   -----------------------------
                                                     $1 MILLION     $25 MILLION
              FUNDS PURCHASED                      TO $24,999,999     OR MORE
--------------------------------------------------------------------------------
 NorthPointe Small Cap Growth Fund                      0.50%           0.25%
--------------------------------------------------------------------------------

CDSC FOR CLASS C SHARES

      You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares.

OTHER DEALER COMPENSATION

      In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by NFA.

      In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

      o     the Distributor and other affiliates of NFA,

      o     broker-dealers,

      o     financial institutions, and

      o other financial intermediaries through which investors may purchase shares of a Fund.

      Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS R SHARES

      Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with NFD to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS

      The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Fund may also assess redemption fees on shares held less than 30 days, as set forth in the Fund's current prospectus. Those fees are 2.00% of the total redemption amount and are paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.

IN KIND REDEMPTIONS

      The Fund generally plans to redeem its shares for cash with the following exception. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

      The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value.

MEDALLION SIGNATURE GUARANTEE

      A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The Distributor, at its discretion, may waive the requirement for a signature guarantee.

ACCOUNTS WITH LOW BALANCES

      If the value of your account falls below $2,000 ($1,000 for IRA accounts) for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.


      We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.


                        SYSTEMATIC INVESTMENT STRATEGIES

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in the Funds.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to either Fund, sales charges may apply if not already paid.

      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account for Class A, Class B, and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS B SHARES - You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year.

      For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

      The Fund offers the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

      NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

      EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG FUNDS
---------------------

      Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in a new fund meets the new fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

      Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Nationwide Funds may not be available unless the Class R shares of the other Nationwide Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund), the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B, Class C (or certain Class A) shares, the time you held Class B, Class C (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on a new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write to Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Fund reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on their website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number 614-428-3278.

      RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

      The Funds may use past performance in advertisements, sales literature, and their Prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Funds have been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


      The Trust is currently authorized to offer shares of beneficial interest, without par value, in 62 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class B, Class C, Class R, Institutional Service Class, and Institutional Class.


      You have an interest only in the assets of the shares of a Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                       ADDITIONAL GENERAL TAX INFORMATION


BUYING A DIVIDEND

      If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.


MULTI-CLASS FUNDS

      Each Fund calculates dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN


      Each Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL


      If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES


      EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund is permitted to invest in foreign securities as described above. Accordingly, a Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.


      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.


      PFIC SECURITIES. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS


      The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


      Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Trust's Board of Trustees reserves the right not to distribute the Fund's net long-term capital gain or not to maintain the qualification of each Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

      In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:


      (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

      (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS


      To avoid a 4% federal excise tax, the Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES


      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      DEFERRAL OF BASIS - CLASS A SHARES ONLY. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:

      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:

      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


      CONVERSION OF CLASS B SHARES INTO CLASS A SHARES. The automatic conversion of Class B Shares into Class A Shares at the end of approximately seven years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

      WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES


      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

      Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.


DIVIDENDS-RECEIVED REDUCTION FOR CORPORATIONS

      For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.


      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

      Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.


      DERIVATIVES. Each Fund is permitted to invest in options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for any other permissible purposes consistent with that Fund's investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

      TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

      CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.


      SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.


      SECURITIES PURCHASED AT DISCOUNT. A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

      CREDIT DEFAULT SWAP AGREEMENTS. Each Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

      INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Real estate investment trusts ("REITs") in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

      Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

      In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

      o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

      o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

      Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

      Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

      INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


BACKUP WITHHOLDING


      By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

      o provide your correct social security or taxpayer identification number,

      o     certify that this number is correct,

      o     certify that you are not subject to backup withholding, and

      o certify that you are a U.S. person (including a U.S. resident alien).

      A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.


NON-U.S. INVESTORS

      NON-U.S. INVESTORS. Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends designated by the Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      INTEREST-RELATED DIVIDENDS. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source
(1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

      FURTHER LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS; SUNSET RULE. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

      INVESTMENT IN U.S. REAL PROPERTY. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

      The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as a Fund, from a REIT as follows:

      o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations; and

      o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

      o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

      o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

      Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.


      OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.


      U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008 unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      U.S. TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN EITHER OF THE FUNDS.


                               MAJOR SHAREHOLDERS

      Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America ("NLICA"), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

         As of February 22, 2008, the Trustees and Officers, as a group, owned less than 1% of the shares of the Trust or of any class of a Fund.

      As of February 20, 2008, the following shareholders held five percent or greater of the shares of a class of a Fund:

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                        NUMBER OF SHARES        PERCENT OF THE CLASS
                   NAME AND ADDRESS OF SHAREHOLDER                        BENEFICIALLY              HELD BY THE
                                                                             OWNED                  SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS A
-------------------------------------------------------------------- ---------------------- ---------------------------
LPL FINANCIAL CORPORATION                                                       18,565.973                      42.42%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405

-------------------------------------------------------------------- ---------------------- ---------------------------
PERSHING LLC                                                                     8,728.817                      19.95%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                        NUMBER OF SHARES        PERCENT OF THE CLASS
                   NAME AND ADDRESS OF SHAREHOLDER                        BENEFICIALLY              HELD BY THE
                                                                             OWNED                  SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                            5,869.198                      13.41%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
-------------------------------------------------------------------- ---------------------- ---------------------------
CHRISTOPHER E BAGGINI                                                            4,534.006                      10.36%
TOD
7 ST DAVIDS RD
RADNOR PA 19087

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS B
-------------------------------------------------------------------- ---------------------- ---------------------------
JEFF SAUER                                                                         249.562                      37.31%
SHARON SAUER
JTWROS TOD
10252 NORTH RD
OCEAN CITY MD 21842
-------------------------------------------------------------------- ---------------------- ---------------------------
KORANA KELLY                                                                       197.845                      29.57%
ROLLOVER IRA
501 OAKWOOD DR
ROCHESTER NY 14616

-------------------------------------------------------------------- ---------------------- ---------------------------
NWD INVESTMENTS                                                                    119.288                      17.83%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-------------------------------------------------------------------- ---------------------- ---------------------------
CLINTON J BONAR                                                                    102.278                      15.29%
TOD
17930 S RANGE RD
BELOIT OH 44609-9725
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS C
-------------------------------------------------------------------- ---------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                           41,739.800                      75.88%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
-------------------------------------------------------------------- ---------------------- ---------------------------
FRANK W GREEN                                                                    4,410.113                       8.02%
TOD
PO BOX 488
SOUTH CHINA ME 04358
-------------------------------------------------------------------- ---------------------- ---------------------------
FIRST CLEARING, LLC                                                              3,310.053                       6.02%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                        NUMBER OF SHARES        PERCENT OF THE CLASS
                   NAME AND ADDRESS OF SHAREHOLDER                        BENEFICIALLY              HELD BY THE
                                                                             OWNED                  SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                            595,417.529                     100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND CLASS R
-------------------------------------------------------------------- ---------------------- ---------------------------
NWD INVESTMENTS                                                                    119.190                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP GROWTH OPPORTUNITIES FUND INSTITUTIONAL
SERVICE CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------
NWD INVESTMENTS                                                                    119.084                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS A
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                                  9,244.723                      27.16%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
-------------------------------------------------------------------- ---------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                            5,694.706                      16.73%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
-------------------------------------------------------------------- ---------------------- ---------------------------
LPL FINANCIAL CORPORATION                                                        4,639.570                      13.63%
1066 EAST MONTAGUE AVE
NORTH CHARLESTON SC 29405
-------------------------------------------------------------------- ---------------------- ---------------------------
RBC DAIN RAUSCHER INC.                                                           4,548.935                      13.37%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
-------------------------------------------------------------------- ---------------------- ---------------------------
MORGAN KEEGAN & COMPANY, INC.                                                    3,611.717                      10.61%
MORGAN KEEGAN TOWER 18TH FLOOR
50 FRONT STREET
MEMPHIS TN 38103
-------------------------------------------------------------------- ---------------------- ---------------------------
PERSHING LLC                                                                     1,723.882                       5.07%
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR
JERSEY CITY NJ 07399
-------------------------------------------------------------------- ---------------------- ---------------------------
MAUREEN K TOWNLEY                                                                1,702.955                       5.00%
IRA
17 WATERFRONT ESTATES DR
LANCASTER PA 17602

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                        NUMBER OF SHARES        PERCENT OF THE CLASS
                   NAME AND ADDRESS OF SHAREHOLDER                        BENEFICIALLY              HELD BY THE
                                                                             OWNED                  SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS B
-------------------------------------------------------------------- ---------------------- ---------------------------
FIRST CLEARING, LLC                                                              6,141.458                      68.89%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
-------------------------------------------------------------------- ---------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                            2,655.812                      29.79%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS C
-------------------------------------------------------------------- ---------------------- ---------------------------
MERRILL LYNCH, PIERCE, FENNER & SMITH                                           19,994.629                      35.96%
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
3RD FLOOR
JACKSONVILLE FL 32246
-------------------------------------------------------------------- ---------------------- ---------------------------
FIRST CLEARING, LLC                                                              9,087.092                      16.34%
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONAL FINANCIAL SERVICES LLC                                                  8,443.407                      15.19%
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER 5TH FLR
NEW YORK NY 10281-1003
-------------------------------------------------------------------- ---------------------- ---------------------------
RBC DAIN RAUSCHER INC.                                                           5,384.713                       9.68%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
-------------------------------------------------------------------- ---------------------- ---------------------------
RBC DAIN RAUSCHER INC.                                                           5,371.274                       9.66%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
-------------------------------------------------------------------- ---------------------- ---------------------------
RBC DAIN RAUSCHER INC.                                                           4,103.493                       7.38%
111 S TEJON STREET SUITE 200
COLORADO SPRINGS CO 80903
-------------------------------------------------------------------- ---------------------- ---------------------------
RIDGE CLEARING & OUTSOURCING SOLUTIONS                                           2,956.424                       5.32%
55 WATER STREET
32ND FLOOR
NEW YORK NY 10014
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                            594,178.953                     100.00%
ATTN KEVIN KING
1 NATIONWIDE PLZ 1-33-13
COLUMBUS OH 43215-2220
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND CLASS R
-------------------------------------------------------------------- ---------------------- ---------------------------
NWD INVESTMENTS                                                                    118.112                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-------------------------------------------------------------------- ---------------------- ---------------------------

-------------------------------------------------------------------- --------------------- ----------------------------
                                                                        NUMBER OF SHARES        PERCENT OF THE CLASS
                   NAME AND ADDRESS OF SHAREHOLDER                        BENEFICIALLY              HELD BY THE
                                                                             OWNED                  SHAREHOLDER
-------------------------------------------------------------------- ---------------------- ---------------------------
NATIONWIDE SMALL CAP VALUE FUND INSTITUTIONAL SERVICE CLASS
-------------------------------------------------------------------- ---------------------- ---------------------------
NWD INVESTMENTS                                                                    118.835                     100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
-------------------------------------------------------------------- ---------------------- ---------------------------

                              FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.       Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB- Debt rated 'BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This designation denotes favorable quality. All security
                  elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                 APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES


                            NATIONWIDE FUND ADVISORS

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL
-------


The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.


HOW PROXIES ARE VOTED
---------------------


NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST
---------------------

      NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
---------------------------------------------------

      NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
---------------------------------------------------


      For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2008 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2008.

1. AUDITORS


Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

      o     Tenure of the audit firm

      o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      o     Length of the rotation period advocated in the proposal

      o     Significant audit-related issues

      o     Number of audit committee meetings held each year

      o     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      o Insiders and affiliated outsiders on boards that are not at least majority independent

      o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

      o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

      o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap).

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

      o The plan expressly permits repricing of underwater options without shareholder approval; or

      o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

      o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

      o     The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

      o Stock ownership guidelines (a minimum of three times the annual cash retainer)

      o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

      o     Balanced mix between cash and equity

      o Non-employee directors should not receive retirement benefits/perquisites

      o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

      o     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value

      o     Offering period is 27 months or less, and

      o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

      o     Broad-based participation

      o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

      o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

      o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                         ABERDEEN ASSET MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

HOW PROXIES ARE VOTED

Aberdeen has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.

A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen's affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

2007 ISS Proxy Voting Guidelines Summary

The following is a concise summary of the ISS proxy voting policy guidelines for 2007.

1. AUDITORS

VOTE CASE-BY-CASE ON SHAREHOLDER PROPOSALS ON AUDITOR ROTATION, TAKING INTO ACCOUNT THESE FACTORS:

      o     Tenure of the audit firm

      o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

      o     Length of the rotation period advocated in the proposal

      o     Significant audit-related issues

      o     Number of audit committee meetings held each year

      o     Number of financial experts serving on the committee

2. BOARD OF DIRECTORS


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

      o Insiders and affiliated outsiders on boards that are not at least majority independent

      o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

      o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

      o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

      o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.
   Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

   Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.


3. SHAREHOLDER RIGHTS


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING


   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.


4. PROXY CONTESTS


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS


Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE


COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders

      o It is not designed to preserve the voting power of an insider or significant shareholder


9. EXECUTIVE AND DIRECTOR COMPENSATION


ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

      o The plan expressly permits repricing of underwater options without shareholder approval; or


      o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

      o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.


A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

   Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

      o Stock ownership guidelines (a minimum of three times the annual cash retainer)

      o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

      o     Balanced mix between cash and equity

      o Non-employee directors should not receive retirement benefits/perquisites

      o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      o     Historic trading patterns

      o     Rationale for the repricing

      o     Value-for-value exchange

      o     Option vesting

      o     Term of the option

      o     Exercise price

      o     Participation

      o     Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

   Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:


      o     Purchase price is at least 85 percent of fair market value,


      o     Offering period is 27 months or less, and

      o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

   Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

      o     Broad-based participation

      o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

      o No discount on the stock price on the date of purchase since there is a company matching contribution

   Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

      o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

      o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                                   APPENDIX C

                               PORTFOLIO MANAGERS


                   INFORMATION AS OF DECEMBER OCTOBER 31, 2007


INVESTMENTS IN EACH FUND
------------------------


Name of Portfolio Managers   Fund Name                                           Dollar Range of Investments in Each Fund
--------------------------   ---------                                           ----------------------------------------
William B. Gerlach           Nationwide Small Cap Value Fund                     None
Gary D. Haubold              Nationwide Small Cap Value Fund                     None
Charles V. Purcell           Nationwide Small Cap Value Fund                     None
Chris Baggini                Nationwide Small Cap Growth Opportunities Fund      $10,001-$50,000
Jason Kotik                  Nationwide Small Cap Growth Opportunities Fund      None


DESCRIPTION OF COMPENSATION STRUCTURE
-------------------------------------


ABERDEEN ASSET MANAGEMENT INC.

Aberdeen Asset Management, Inc. compensates the Fund's portfolio managers for their management of the Fund. The Fund's portfolio managers' compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.


OTHER MANAGED ACCOUNTS
----------------------

The following chart summarizes information regarding accounts other than the Funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.


-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGERS                        ASSETS BY CATEGORY
-----------------------------------------------------------------------------------------------------------------------------------
Christopher Baggini                               Mutual Funds: 6 accounts, $735,040,585 total assets (2 accounts, $196,864,306 total assets for which the advisory fee is based on performance)
                                                  ---------------------------------------------------------------------------------
                                                  Other Pooled Investment Vehicles: 2 accounts, $69,460,407 total assets (both for which the advisory fee is based on performance)
                                                  ---------------------------------------------------------------------------------
                                                  Other Accounts: 1 account, $17,776,801 total assets
-----------------------------------------------------------------------------------------------------------------------------------
William Gerlach                                   Mutual Funds: 6 accounts, $1,489,261,768 total assets (1 account, $80,420,434 total assets for which the advisory fee is based on performance)
                                                  ---------------------------------------------------------------------------------
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  ---------------------------------------------------------------------------------
                                                  Other Accounts: 4 accounts, $3,957,884 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Gary Haubold                                      Mutual Funds: 8 accounts, $3,683,607,984 total assets (2 accounts, $49,600,410 total assets for which the advisory fee is based on performance)
                                                  ---------------------------------------------------------------------------------
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  ---------------------------------------------------------------------------------
                                                  Other Accounts: 4 accounts, $70,889,701 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Jason Kotik                                       Mutual Funds: 2 accounts, $87,886,314 total assets (1 account, $80,420,434 total assets for which the advisory fee is based on performance)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  ---------------------------------------------------------------------------------
                                                  Other Accounts: 0 accounts, $0 total assets
-----------------------------------------------------------------------------------------------------------------------------------
Charles Purcell                                   Mutual Funds: 5 accounts, $1,408,841,335 total assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  ---------------------------------------------------------------------------------
                                                  Other Accounts: 2 accounts, $3,957,884 total assets
-----------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------


ABERDEEN ASSET MANAGEMENT INC.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2008

                             NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

      Nationwide Mutual Funds (the "Trust"), a Delaware statutory trust, is a registered open-end investment company currently consisting of 62 series as of the date hereof. This Statement of Additional Information ("SAI") relates to the series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated February 28, 2008. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus.

      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

                               TABLE OF CONTENTS

                                                                            PAGE
General Information and History ............................................ 1
Additional Information on Portfolio Instruments and Investment Policies .... 1
Description of Portfolio Instruments and Investment Policies ............... 2
Portfolio Turnover ......................................................... 32
Investment Restrictions .................................................... 32
Disclosure of Portfolio Holdings ........................................... 34
Trustees and Officers of the Trust ......................................... 35
Investment Advisory and Other Services ..................................... 45
Brokerage Allocations ...................................................... 50
Purchases, Redemptions and Pricing of Shares ............................... 52
Systematic Investment Strategies ........................................... 52
Investor Privileges ........................................................ 53
Investor Services .......................................................... 55
Performance Advertising .................................................... 56
Additional Information ..................................................... 56
Additional General Tax Information ......................................... 58
Major Shareholders ......................................................... 67
Financial Statements ....................................................... 67
Appendix A - Debt Ratings .................................................. A-1
Appendix B - Proxy Voting Guidelines Summaries ............................. B-1
Appendix C - Portfolio Manager ............................................. C-1

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Gartmore Mutual Funds (until April 30, 2007), Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1, 2000), is an open-end management investment company formed under the laws of the state of Delaware by an Amended and Restated Agreement and Declaration of Trust dated October 28, 2004. The Trust, originally organized as an Ohio business trust under the laws of the state of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization, the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust. The Trust currently consists of 62 separate series, each with its own investment objective. The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.

         With respect to the Funds (together, the "Funds-of-Funds" and individually, a "Fund-of-Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund," for purposes of this section, to include the underlying mutual funds in which each Fund-of-Funds will invest (the "Underlying Funds").

         The following list sets forth permissible investments and techniques for the Funds. Please review the discussion in the Prospectus for further information regarding the investment objective and policies of each Fund.

         U.S. common stocks
         Small company stocks
         Special situation companies
         Illiquid securities
         Restricted securities
         When-issued/delayed-delivery securities
         Investment companies
         Real estate investment trusts (REITS)
         Securities of foreign issuers
         Depositary receipts
         Long-term debt
         Long-term debt when originally issued but with 397 days or less remaining to maturity
         Short-term debt
         Floating and variable rate securities
         Zero coupon securities
         Loan participations and assignments
         Sovereign debt (foreign) (denominated in U.S. $)
         Foreign commercial paper) (denominated in U.S. $)
         Duration
         U.S. government securities
         Money market instruments
         Mortgage-backed securities
         Stripped mortgage securities
         Collateralized mortgage obligations
         Mortgage dollar rolls
         Asset-backed securities
         Bank and/or Savings and Loan obligations

         Repurchase agreements
         Derivatives
         Reverse Repurchase Agreements
         Futures
         Options
         Foreign currencies
         Forward currency contracts
         Borrowing money
         Lending portfolio securities
         Investments of securities lending collateral
         Short sales
         Swap Agreements
         Standby Commitment Agreements
         Exchange-traded Funds
         Exchange-traded Notes
         Nationwide Contract

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE FUNDS-OF-FUNDS

         The Funds are "funds-of-funds," which means that each Fund is a fund that invests primarily in other mutual funds. The Prospectus discusses the investment objectives and strategies for the Funds and explains the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below). Each Fund will be designated by a target date intended to represent the approximate retirement year for the investor (assumed to be the year in which the investor is closest to age 65). As the target date approaches, each Fund will adjust and become increasingly conservative in its risk profile.

THE UNDERLYING INDEX FUNDS

         Among other funds, the Funds may invest in certain affiliated index funds. These index funds include the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund (collectively, the "Index Funds").

            NATIONWIDE BOND INDEX FUND. The investment objective of the Nationwide Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. The Lehman Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

            NATIONWIDE INTERNATIONAL INDEX FUND. The investment objective of the Nationwide International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE MID CAP MARKET INDEX FUND. The investment objective of the Nationwide Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE S&P 500 INDEX FUND. The investment objective of the Nationwide S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

         NATIONWIDE SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

         ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of the value of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

         Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC, ("BlackRock"), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

         BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). BlackRock will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Funds' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Fund seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes, and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

         As a means to measure each Index Fund's replication of the total returns of its respective index, each Index Fund, except the Nationwide S&P 500 Index Fund and Nationwide Mid Cap Market Index Fund, under normal circumstances, will seek to achieve a total return over period of one year and longer of the total return of the respective index, before taking into account Fund expenses. Under normal circumstances, it is anticipated that for the Nationwide S&P 500 Index Fund and the Nationwide Mid Cap Market Index Fund, total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the Nationwide S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)) and 150 basis points for the Nationwide Mid Cap Market Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Funds' investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.


DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Funds' adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. The Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-    The Federal Housing Administration and the Farmers Home Administration;
- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;
- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
- The Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

         Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS' purchase price and its face value.

         MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

      Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.

      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.

Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-based securities may not have the benefit of any security interest in the related asset.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this SAI.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

      o obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      o obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      o obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

      o asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

      o     repurchase agreements;

      o     bank or savings and loan obligations;

      o commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      o bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

      o high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

      o extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period.

      o unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.


REPURCHASE AGREEMENTS

      In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders.

Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

THE NATIONWIDE CONTRACT

         Each of the Funds may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors ("NFA" or the "Adviser") believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

         SINGLE ISSUER RISK. While the Nationwide Contract is guaranteed by Nationwide as described above, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

      These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

         INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

         Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of a Fund's assets or provides for a minimum guaranteed rate of return to the investor.

         Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Small Company and Emerging Growth Stocks

Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.


FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund's shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing, or emerging market, countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, a Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain emerging market or developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. The Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

      The Funds may invest in foreign real estate companies, including foreign real estate investment trusts (collectively, "foreign real estate companies"). Investing in foreign real estate companies makes the Fund susceptible to the same risks described above for REITS and foreign securities, as well as the risks associated with ownership of foreign real estate and with the foreign real estate industry in general and the risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Short Selling of Securities

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

      A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Funds' adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      The Funds may sell over-the-counter ("OTC") options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by a Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable adviser or subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Funds' adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

      LEVERAGE. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's adviser or subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund's adviser or subadviser from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with the Fund's investment objective. Derivative instruments are securities or agreements with their values based on the value of an underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. The Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the future brokers or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."

      SWAP AGREEMENTS. A Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


SECURITIES OF INVESTMENT COMPANIES

      Each Fund is a fund of funds and may invest up to 100% of its assets in other open-end or closed-end investment companies. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as "money market funds" and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

         A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed.

         ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. The results of an ETF (including SPDRs) will not match the performance of its designated index due to reductions in the ETF's performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.

EXCHANGE-TRADED NOTES

         The Funds may invest in exchange-traded notes ("ETNs"), which are debt securities linked to an underlying index. Similar to ETFs, an ETN's valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.


FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features.

      Zero coupon securities end to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY INVESTMENTS

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

                               PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund. For the fiscal year ended October 31, 2007, the portfolio turnover rate for each Fund was as follows:


---------------------------------------------------------- ------------
FUND(1)                                                     2007
---------------------------------------------------------- ------------
Nationwide Destination 2010 Fund                           6.28%
---------------------------------------------------------- ------------
Nationwide Destination 2015 Fund                           1.12%
---------------------------------------------------------- ------------
Nationwide Destination 2020 Fund                           1.99%
---------------------------------------------------------- ------------
Nationwide Destination 2025 Fund                           0.96%
---------------------------------------------------------- ------------
Nationwide Destination 2030 Fund                           8.45%
---------------------------------------------------------- ------------
Nationwide Destination 2035 Fund                           0.85%
---------------------------------------------------------- ------------
Nationwide Destination 2040 Fund                           1.45%
---------------------------------------------------------- ------------
Nationwide Destination 2045 Fund                           1.44%
---------------------------------------------------------- ------------
Nationwide Destination 2050 Fund                           0.82%
---------------------------------------------------------- ------------
Nationwide Retirement Income Fund                          1.03%
---------------------------------------------------------- ------------

------------
1. The portfolio manager for each Fund is not limited by portfolio turnover in his management style, and a Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

                             INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions for the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Funds. The vote of the majority of the outstanding shares means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (2) a majority of the outstanding voting securities, whichever is less.

Each Fund:

o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and
         (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Fund may invest more than 25% of its total assets in securities of issuers in that industry.

         Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

         THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUND, WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER
APPROVAL:

Each Fund may not:

 o Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

         Note, however, that the non-fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

INTERNAL REVENUE CODE RESTRICTIONS

          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

          The policies and procedures are applicable to the Funds' investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:

          o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
          o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
          o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA's Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

          Each Fund posts onto the Trust's internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC's electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

          Exceptions to the portfolio holdings release policy described above can only be authorized by NFA's Executive Committee or its duly authorized delegate and will be made only when:

          o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
          o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
          o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

          Under this policy, the receipt of compensation by a Fund, the investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

          Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

          o    Data consolidators (including rating agencies);
          o    Fund rating/ranking services and other data providers; and
          o    Service providers to the Funds.

         The Funds' investment adviser conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser's compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
TRUST.

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Charles E. Allen          Trustee since   Mr. Allen is Chairman, Chief       102               None
                            July 2000     Executive Officer and

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================


c/o Nationwide Funds                      President of Graimark Realty
Group                                     Advisors, Inc. (real estate
1200 River Road,                          development, investment and
Suite 1000,                               asset management).
Conshohocken, PA 19428

1948
=============================================================================================================
Paula H.J. Cholmondeley    Trustee since  Ms. Cholmondeley has served        102      Director of Dentsply
                             July 2000    as a Chief Executive Officer                International, Inc.
c/o Nationwide Funds                      of Sorrel Group (management                 (dental products),
Group                                     consulting company) since                   Ultralife Batteries,
1200 River Road,                          January 2004.  From April                   Inc., Albany
Suite 1000,                               2000 through December 2003,                 International Corp.
Conshohocken, PA 19428                    Ms. Cholmondeley was Vice                   (paper industry),
                                          President and General                       Terex Corporation
1947                                      Manager of Sappi Fine Paper                 (construction
                                          North America.                              equipment), and
                                                                                      Minerals Technology
                                                                                      Inc. (specialty
                                                                                      chemicals)
=============================================================================================================
C. Brent DeVore***         Trustee since  Dr. DeVore is President of         102               None
                               1990       Otterbein College.
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1940
=============================================================================================================
Phyllis Kay Dryden         Trustee since  Ms. Dryden was a partner of        102               None
                           December 2004  Mitchell Madison Group LLC,
c/o Nationwide Funds                      a management consulting
Group                                     company from January 2006
1200 River Road,                          until December 2006; she is
Suite 1000,                               currently a consultant with
Conshohocken, PA 19428                    the company. Ms. Dryden was
                                          Managing Partner of
1947                                      marchFIRST, a global
                                          management consulting firm.
=============================================================================================================
Barbara L. Hennigar        Trustee since  Retired.                           102               None
                             July 2000
c/o Nationwide Funds
Group
1200 River Road,
Suite 1000,
Conshohocken, PA 19428

1935
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Barbara I. Jacobs          Trustee since  Ms. Jacobs served as               102               None
                           December 2004  Chairman of the Board of
c/o Nationwide Funds                      Directors of KICAP Network
Group                                     Fund, a European (United
1200 River Road,                          Kingdom) hedge fund, from
Suite 1000,                               January 2001 to January
Conshohocken, PA 19428                    2006.  From 1988-2003, Ms.
                                          Jacobs was also a Managing
1950                                      Director and European
                                          Portfolio Manager of CREF
                                          Investments (Teachers
                                          Insurance and Annuity
                                          Association -- College
                                          Retirement Equities Fund).
=============================================================================================================
Douglas F. Kridler        Trustee since   Mr. Kridler has been a Board         102               None
                          September 1997  Member of Compete Columbus
c/o Nationwide Funds                      (economic development group
Group                                     for Central Ohio) since February
1200 River Road,                          2006. He has also served as
Suite 1000,                               the President and Chief
Conshohocken, PA 19428                    Executive Officer of the
                                          Columbus Foundation, (a
1955                                      Columbus, OH-based
                                          foundation which manages
                                          over 1,300 individual
                                          endowment funds) since
                                          February 2002. Prior to
                                          January 31, 2002, Mr.
                                          Kridler was the President of
                                          the Columbus Association for
                                          the Performing Arts;
                                          Chairman of the Greater
                                          Columbus Convention and
                                          Visitors Bureau; and Board
                                          Member of Columbus Downtown
                                          Development Corporation.
=============================================================================================================
Michael D. McCarthy        Trustee since  Retired. Mr. McCarthy was          102               None
                           December 2004  Chairman of VMAC (commodity
c/o Nationwide Funds                      swaps) from October 2002
Group                                     until January 2007, and  a
1200 River Road,                          partner of Pineville
Suite 1000,                               Properties LLC (a commercial
Conshohocken, PA 19428                    real estate development
                                          firm) from September 2000
1947                                      until January 2007.
=============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE**
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED*                                    OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
David C. Wetmore           Trustee since  Retired.                           102               None
                               1995
c/o Nationwide Funds       and Chairman
Group                     since February
1200 River Road,               2005
Suite 1000,
Conshohocken, PA 19428

1948
=============================================================================================================

------------
*    Length of time served includes time served with the Trust's predecessors
** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

*** Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds' investment adviser, and Nationwide Fund Distributors LLC ("NFD"), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.


TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Arden L. Shisler           Trustee since  Retired; Mr. Shisler is th         102        Director of
                           February 2000  former President and Chief                    Nationwide Financial
c/o Nationwide Funds Group                Executive Officer of KeB                      Services, Inc.,
1200 River Road,                          Transport, Inc., a trucking                   Chairman of
Suite 1000,                               firm (2000 through 2002). He                  Nationwide Mutual
Conshohocken, PA 19428                    served as a consultant to KeB                 Insurance Company (2)
                                          from January 2003 through
1941                                      December 2004. Since 1992, Mr.
                                          Shisler has also been Chairman
                                          of the Board for Nationwide
                                          Mutual Insurance Company(2).
==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Stephen T. Grugeon         President and  Mr. Grugeon is the acting            N/A               N/A
                               Chief      Chief Executive Officer of
Nationwide Funds Group       Executive    Nationwide Funds Group, which
1200 River Road, Suite     Officer since  includes NFA(2), Nationwide
1000, Conshohocken, PA      January 2008  Fund Management LLC(2) and
19428                                     Nationwide Fund Distributors
                                          LLC(2).  He also has served as
1950                                      the Chief Operating Officer of
                                          Nationwide Funds Group since
                                          May 2007. Mr. Grugeon also is
                                          the acting president of NWD
                                          Investments, the asset
                                          management operations of
                                          Nationwide Mutual Insurance
                                          Company, which includes
                                          Nationwide SA Capital Trust.
                                          (2)  From December 2006 until
                                          January 2008 he was Executive
                                          Vice President of NWD
                                          Investments.  He was Vice
                                          President of NWD Investments
                                          from 2003 through 2006, and
                                          Chief Operating Officer of
                                          Corviant Corporation(2), a
                                          subsidiary of NWD Investments,
                                          from 1999 through 2003.
==============================================================================================================
Joseph Finelli              Treasurer     Mr. Finelli is the Principal         N/A               N/A
                              since       Financial Officer and Vice
Nationwide Funds Group    September 2007  President of Investment
1200 River Road,                          Accounting and Operations for
Suite 1000,                               Nationwide Funds Group(2). From
Conshohocken, PA 19428                    July 2001 until September 2007,
                                          he was Assistant Treasurer and
1957                                      Vice President of Investment
                                          Accounting and Operations of NWD
                                          Investments. (2)

==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================
Dorothy Sanders                Chief      Ms. Sanders is Senior Vice          N/A               N/A
                             Compliance   President and Chief Compliance
Nationwide Funds Group     Officer since  Officer of NFA. She also has
1200 River Road,            October 2007  oversight responsibility for
Suite 1000,                               Investment Advisory and Mutual
Conshohocken, PA 19428                    Fund Compliance Programs in
                                          the Office of Compliance at
1955                                      Nationwide.  From November
                                          2004 to October 2007, she was
                                          Senior Director and Senior
                                          Counsel at Investors Bank &
                                          Trust (now State Street Bank).
                                          From 2000 to November 2004,
                                          she was Vice President,
                                          Secretary and General Counsel
                                          of Fred Alger & Company,
                                          Incorporated.
==============================================================================================================
Eric E. Miller               Secretary    Mr. Miller is Senior Vice           N/A               N/A
                               since      President, General Counsel,
Nationwide Funds Group     December 2002  and Assistant Secretary for
1200 River Road                           Nationwide Funds Group and NWD
Suite 1000,                               Investments.(2)
Conshohocken, PA 19428

1953
==============================================================================================================
Doff Meyer                      Vice      Ms. Meyer is Senior Vice            N/A               N/A
                           President and  President and Chief Marketing
Nationwide Funds Group         Chief      Officer of Nationwide Funds
1200 River Road,             Marketing    Group (since August 2007).
Suite 1000                 Officer since  (2)  From September 2004 until
Conshohocken, PA 19428      January 2008  August 2007, Ms. Meyer was
                                          Director of Finance and
1950                                      Marketing, Principal of
                                          Piedmont Real Estate
                                          Associates LLC.  From January
                                          2003 until September 2004, Ms.
                                          Meyer was an independent
                                          marketing consultant.
==============================================================================================================
Michael Butler                  Vice      Mr. Butler is Chief                  N/A               N/A
                           President and  Distribution Officer of
Nationwide Funds Group         Chief      Nationwide Funds Group (since
1200 River Road,            Distribution  May 2007) and President of
Suite 1000                 Officer since  Nationwide Fund Distributors
==============================================================================================================

=============================================================================================================
           (1)                  (2)                    (3)                   (4)               (5)
=============================================================================================================
 NAME, ADDRESS, AND      POSITION(S) HELD    PRINCIPAL OCCUPATION(S)      NUMBER OF    OTHER DIRECTORSHIPS
   YEAR OF BIRTH           WITH FUND AND       DURING PAST 5 YEARS      PORTFOLIOS IN   HELD BY TRUSTEE(3)
                          LENGTH OF TIME                                FUND COMPLEX
                              SERVED(1)                                  OVERSEEN BY
                                                                           TRUSTEE
=============================================================================================================

Conshohocken, PA 19428      January 2008  LLC (since January 2008). (2)
                                          From January 2006 through
1959                                      April 2007, Mr. Butler was
                                          Vice President - Mutual Fund
                                          Strategy of Nationwide
                                          Financial Services, Inc.(2)
                                          and was Senior Vice President
                                          - Retirement Plan Sales of NFS
                                          Distributors, Inc. (2) from
                                          2000 until January 2006
==============================================================================================================

------------
1    Length of time served includes time served with the Trust's predecessors.

2 This position is held with an affiliated person or principal underwriter of the Funds.

3 Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES
       The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES

         The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.

         The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; (f) meet and consider the reports of the Trust's independent auditors; (g) review and make recommendations to the Board regarding the CODE OF ETHICS of the Trust and that of all Trust advisers, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such CODE OF ETHICS; and (h) oversee the Trust's written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust's designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met eight times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.

         The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) oversee the Trust's portfolio brokerage practices; and (d) oversee distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year and currently consists of the following Trustees:
Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board's policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the PROXY VOTING GUIDELINES, POLICIES AND PROCEDURES of all Trust advisers and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust's POLICY REGARDING THE SERVICE BY TRUSTEES ON THE BOARDS OF DIRECTORS OF PUBLIC COMPANIES AND UNAFFILIATED FUND COMPANIES; (9) annual review and make recommendations to the Board regarding the BOARD'S STATEMENTS OF POLICIES REGARDING THE ENHANCED FUND GOVERNANCE AND OVERSIGHT BY, THE ENHANCED INDEPENDENCE OF, & THE ENHANCED EFFECTIVENESS OF THE BOARD OF TRUSTEES; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

         The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Nationwide Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

         The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager's management of multiple accounts.. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy, and Mr. Shisler.

Ownership Of Shares Of Nationwide Funds as of December 31, 2007

       All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.

=========================================================================================================================
         (1)                                (2)                                              (3)
=========================================================================================================================
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE TRUST                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
=========================================================================================================================
Charles E. Allen                      $10,000-$50,001                                  $10,000-$50,001
=========================================================================================================================
Paula H.J.                            $10,000-$50,001                                  $10,000-$50,001
Cholmondeley
=========================================================================================================================
C. Brent DeVore                        Over $100,000                                    Over $100,000
=========================================================================================================================
Phyllis Kay Dryden                     Over $100,000                                    Over $100,000
=========================================================================================================================
Barbara L. Hennigar                  $50,001-$100,000                                 $50,001-$100,000
=========================================================================================================================
Barbara I. Jacobs                    $50,001-$100,000                                 $50,001-$100,000
=========================================================================================================================
Douglas F. Kridler                     Over $100,000                                    Over $100,000
=========================================================================================================================
David C. Wetmore                       Over $100,000                                    Over $100,000
=========================================================================================================================
Arden L. Shisler                       Over $100,000                                    Over $100,000
=========================================================================================================================
Michael D. McCarthy                    Over $100,000                                    Over $100,000
=========================================================================================================================

Ownership In The Funds' Investment Advisers(1), Subadvisers(2) Or Distributor(3) as of December 31, 2007.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Charles E. Allen              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Paula H.J.                    N/A                N/A                 N/A                NONE                N/A
Cholmondeley
=========================================================================================================================
C. Brent DeVore               N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Phyllis Kay Dryden            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Barbara L. Hennigar           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================

==============================================================================================================
Barbara I. Jacobs             N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Douglas F. Kridler            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Michael D. McCarthy           N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
David C. Wetmore              N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================

1    Nationwide Fund Advisors.

2 Subadvisers include Aberdeen Asset Management Inc., AllianceBernstein L.P., BlackRock Investment Management, LLC, Diamond Hill Capital Management, Inc., Dimensional Fund Advisors LP, Gartmore Global Partners, Morley Capital Management, Inc., Nationwide Asset Management LLC, NorthPointe Capital, LLC, Security Global Investors.

3 Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

       The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of the Adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Fund Complex for the twelve months ended October 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.

====================================================================================================================
           (1)                  (2)                 (3)                 (4)                       (5)
====================================================================================================================
    NAME OF TRUSTEE                         PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON      TOTAL COMPENSATION FROM THE
                             THE TRUST           EXPENSES            RETIREMENT              FUND COMPLEX*
====================================================================================================================
Charles E. Allen              $    86,625           N/A                 N/A                     $    173,250
====================================================================================================================
Paula H.J. Cholmondeley            84,875           N/A                 N/A                          169,750
====================================================================================================================
C. Brent DeVore                    80,875           N/A                 N/A                          161,750
====================================================================================================================
Phyllis Kay Dryden                 79,000           N/A                 N/A                          158,000
====================================================================================================================
Barbara L. Hennigar                82,625           N/A                 N/A                          165,250
====================================================================================================================
Barbara I. Jacobs                  82,375           N/A                 N/A                          164,750
====================================================================================================================
Douglas F. Kridler                 81,875           N/A                 N/A                          163,750
====================================================================================================================
Michael D. McCarthy                76,625           N/A                 N/A                          153,250
====================================================================================================================
Arden L. Shisler                   65,813           N/A                 N/A                          131,625
====================================================================================================================
David C. Wetmore                  121,500           N/A                 N/A                          243,000
====================================================================================================================

------------
* On October 31, 2007 the Fund Complex included two trusts comprised of 100 investment company funds or series.

      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.

CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING GUIDELINES

      Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

      The Trust pays a unified management fee, as discussed in more detail below; the compensation of the Trustees who are not "interested persons" of Nationwide Funds Group ("NFG") or its affiliates; interest charges; taxes; Rule 12b-1 fees; fees and expenses of legal counsel to the independent Trustees; the cost of investment securities and other investment assets and expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; administrative services fees under an Administrative Services Plan; the cost of share certificates representing shares of the Trust; expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business. NFA may, from time to time, agree to voluntarily or contractually waive a portion of the unified management fee in order to limit total operating expenses for each Fund and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER

      Under a Unified Fee Management Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees.

      NFA manages the day-to-day investments of the assets of the Funds. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

         For these services, each Fund pays NFA a unified management fee of 0.50% of the Fund's average daily net assets. Out of that fee, NFA pays substantially all of the expenses of managing and operating a Fund, including those related to investment advisory services; mutual fund administration (including the daily calculation of each Fund's net asset value); transfer agency; custody of the Funds' assets; governmental fees; membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent certified public accountants; fees and expenses of legal counsel to the Trust (excluding fees for any extraordinary matters or legal fees and costs in contemplation or arising out of litigation to which the Funds, the officers or the Trustees are a party or incurred in anticipation of becoming a party); expenses of preparing, filing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental agencies; insurance and bonding premiums; the compensation and expenses of the Trust's officers and Trustees who are "interested persons" of NFA; expenses relating to the issuance, registration, and qualification of shares of the Funds; and expenses related to printing and delivering prospectuses, statements of additional information and shareholder reports and supplements to any of the aforementioned to existing shareholders. Under the unified fee arrangement, the Trust, and not NFA, is responsible for payment of compensation to and expenses of the independent Trustees; interest charges; taxes; Rule 12b-1 fees; fees and expenses of legal counsel to the independent Trustees; the cost of investment securities (and other investment assets) and expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; the cost of share certificates representing shares of the Trust; administrative services fees under an Administrative Services Plan; expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund's business.

      The unified management fee paid to NFA is in addition to, and does not include, the indirect investment management fees and other operating expenses that the Funds pay as shareholders of an affiliated or unaffiliated Underlying Fund. NFA and the Board of Trustees concur that the fees paid to NFA are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

      The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

      NFA has entered into a separate written agreement with the Trust pursuant to which NFA has agreed to waive an amount equal to 0.17% of the amount payable to it under the Unified Fee Management Agreement. This agreement to waive management fees runs through May 1, 2009, and is renewable in one-year periods upon the agreement of NFA and the Trust's Board of Trustees.

      NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

INVESTMENT ADVISORY FEES

            During the period August 29, 2007 through the fiscal year ended October 31, 2007, NFA earned the following fees for investment advisory services:

                                                        2007
                                           --------------------------------
FUND                                       FEES EARNED(1)   FEES REIMBURSED
----------------------------------         --------------   ---------------

Nationwide Destination 2010 Fund                $599             $308
Nationwide Destination 2015 Fund                 587              303
Nationwide Destination 2020 Fund                 594              306
Nationwide Destination 2025 Fund                 591              896
Nationwide Destination 2030 Fund                 608              313
Nationwide Destination 2035 Fund                 595              306
Nationwide Destination 2040 Fund                 595              306
Nationwide Destination 2045 Fund                 596              307
Nationwide Destination 2050 Fund                 599              309
Nationwide Retirement Income Fund                581              299

------------
1     Fees net of reimbursement.




MULTI-MANAGER STRUCTURE

         The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of a Fund and afford the Trust increased management flexibility.

         The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for a Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to any subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust's Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

PORTFOLIO MANAGERS

         Appendix C contains the following information regarding the portfolio manager identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager's investments in the Fund; (ii) a description of the portfolio manager's compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

         Nationwide Fund Distributors LLC ("NFD" or the "Distributor"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement as of May 1, 2007 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by
(i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

      Nationwide Fund Advisors
      Nationwide Fund Management LLC
      Nationwide SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      Stephen T. Grugeon
      Dorothy Sanders
      Joseph Finelli
      Eric E. Miller

         In its capacity as Distributor, NFD solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

DISTRIBUTION PLAN

         The Trust, with respect to shares of the Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of the Funds' Class A, Class C, Class R1 and Class R2 shares, as applicable. Although actual distribution expenses may be more or less, the Funds, or the applicable class, as indicated below, pay NFD an annual fee under the Plan, regardless of expenses, in annual amount that will not exceed the following amounts:

 AMOUNT

0.25% of the average daily net assets of the Funds' Class
A shares (distribution  or services fee).

1.00% of the average daily net assets of the Funds' Class
C shares (0.25% services fee).

0.65% of the average daily net assets of the Funds' Class
R1 shares (0.25% of which may be either a distribution or services fee).


0.50% of the average daily net assets of the Funds' Class
R2 shares (0.25% of which may be either a distribution or services fee).

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the

Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of a Fund since it encourages Fund growth and maintenance of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds' shares including, but not limited to, those discussed above. NFD or an affiliate of NFD pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

For the fiscal year ended October 31, 2007, NFD earned the distribution fees under the Plan as shown in the following table.

--------------------------------------------- --------------------- ------------------ ----------------- --------------
Funds                                         Class A               Class C            Class R1          Class R2
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2010 Fund              $1                    $2                 $1                $17
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2015 Fund              1                     2                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2020 Fund              3                     2                  1                 2
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2025 Fund              2                     2                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2030 Fund              2                     2                  1                 22
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2035 Fund              2                     2                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2040 Fund              1                     2                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2045 Fund              1                     2                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Destination 2050 Fund              2                     2                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------
--------------------------------------------- --------------------- ------------------ ----------------- --------------
Nationwide Retirement Income Fund             12                    1                  1                 1
--------------------------------------------- --------------------- ------------------ ----------------- --------------

The Trust has been informed by NFD that for the fiscal year ended October 31, 2007, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

------------------------------------------- -------------------- ------------------- ---------------- -----------------
                                                                                     Financing        Broker-Dealer
                                            Prospectus           Distributor         Charges with     Compensation &
                                            Printing &           Compensation &      respect to B &   Costs
Funds                                       Mailing(1)           Costs               C shares

------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2010 Fund                    $0                   $0               $1.72            $18.31
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2015 Fund                     0                   0                1.72              3.18
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2020 Fund                     0                   0                1.72              3.08
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2025 Fund                   1.07                  0                1.73               0
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2030 Fund                   1.48                  0                1.74             22.79
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2035 Fund                     0                   0                1.74              1.80
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2040 Fund                     0                   0                1.74              0.17
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2045 Fund                     0                   0                1.75              0.10
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Destination 2050 Fund                   0.35                  0                1.75              2.30
------------------------------------------- -------------------- ------------------- ---------------- -----------------
------------------------------------------- -------------------- ------------------- ---------------- -----------------
Nationwide Retirement Income Fund                    0                   0                1.70               0
------------------------------------------- -------------------- ------------------- ---------------- -----------------

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

         Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For these services, the Funds do not pay a fee. However, the Funds do pay for out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by NFM in providing services to the Funds.

SUB-ADMINISTRATION

         NFM has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds. For these services with respect to these Funds, NFM does not pay a fee.

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the s, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R1 and Class R2 shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

         As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into a Servicing Agreement for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NFD) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2 and Institutional Service Class shares of the Funds, respectively.

         During the period August 29, 2007 through the fiscal year October 31, 2007, NFS and its affiliates received $65 in administrative services fees from the Funds.

CUSTODIAN

         JPMorgan Chase Bank, 4 New York Plaza, New York, New York 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement.

LEGAL COUNSEL

         Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

                              BROKERAGE ALLOCATIONS

         NFA (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (E.G., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction (I.E., execution at the most favorable prices and in the most effective manner possible). "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security; the commission charged; the promptness, availability and reliability of execution; the confidentiality and placement accorded the order; and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA has complete freedom as to the markets in and the broker-dealers through which it seeks this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the Adviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's normal research activities or expenses.

         There may be occasions when portfolio transactions for the Funds are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of the Adviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The Adviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory agreement. The fees paid to the Adviser pursuant to its investment advisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Adviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The Adviser is prohibited from considering the broker-dealers sale of shares of a Fund, except as may be specifically permitted by law.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         For the fiscal year ended October 31, 2007, the Funds did not direct transactions or pay related commissions for transactions to a broker because of research services provided.

         Under the 1940 Act, "affiliated persons" of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         The Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by the Funds to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is a Fund's policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be
(1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Funds. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

         Because the Funds will invest primarily in shares of Underlying Funds, it is expected that most transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The net asset value ("NAV") per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Trust will not compute NAV for a Fund on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the New York Stock Exchange is closed.

         The Funds reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund's portfolio do not affect the Fund's net asset value.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in the Underlying Funds). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

         Investments in the Underlying Funds are generally based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.

                        SYSTEMATIC INVESTMENT STRATEGIES

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Nationwide Money Market Fund to a Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semiannually or annually, to you (or anyone you designate) from your account for Class A and Class C shares. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge. The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

         For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.

                               INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NFD toll free at 800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will be automatically reinvested in the form of additional shares.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Nationwide Fund to another Nationwide Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG NATIONWIDE FUNDS

         Exchanges may be made among any of the Nationwide Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), as long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Nationwide Short Duration Bond Fund).

         Because Class R1 and Class R2 shares of the Funds are held within retirement plans, exchange privileges with other Class R1 or Class R2 shares of the Nationwide Funds may not be available unless the Class R1 or Class R2 shares of the other Nationwide Funds, as applicable, are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R1 or Class R2 shares within your retirement plan.

         Generally, there is no sales charge for exchanges of Class C. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares that are subject to a CDSC into another Nationwide Fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A and Class C shares of the Funds. If you exchange Class C, shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class C (or certain Class A) shares, the time you held Class C shares (or certain Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. If you wish to purchase shares of the Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear the Fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      A Fund may record all instructions to exchange shares. A Fund reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Fund will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Fund reserves the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserves the right to require the original document if you use the fax method.

      BY ON-LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Nationwide Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our fax number
      (614)- 428-3278.

      RETIREMENT PLANS- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Nationwide Funds. Your accounts are consolidated by Social Security number and zip code. Accounts in your household under other Social Security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax adviser on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semiannually detailing the financial operations of the Funds.

      PROSPECTUSES - An updated prospectus will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from a Fund to a shareholder is returned as undeliverable on two or more consecutive occasions, the Fund will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gain distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the Fund at the then-current net asset value of the Fund until the Fund receives further instructions from the shareholder.

                             PERFORMANCE ADVERTISING

         The Funds may use past performance in advertisements, sales literature, and its prospectus, including calculations of average annual total return as described below.

TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one-, five-, and ten-year periods (or life, if the Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one-, five-, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets those particular funds. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust is currently authorized to offer shares of beneficial interest, without par value, in 62 series. With respect to the Funds, the Trust is authorized to offer the following share classes: Class A, Class C, Class R1, Class R2, Institutional Service Class and Institutional Class shares.

         You have an interest only in the assets of the shares of the Funds which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

SHAREHOLDER INQUIRIES

         All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                       ADDITIONAL GENERAL TAX INFORMATION

BUYING A DIVIDEND

         If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         The Funds calculate dividends and capital gain distributions in the same manner for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Funds receive income generally in the form of dividends and interest on its investments from the Underlying Funds. This income, less expenses incurred in the operation of a Fund, constitutes the Funds' net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Funds from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

         The Funds may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities and from the Underlying Funds, including from a sale of shares of an Underlying Fund. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Funds. Any net short-term or long-term capital gain realized by the Funds (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

RETURNS OF CAPITAL

         If the Funds' distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INVESTMENTS IN FOREIGN SECURITIES

      EFFECT OF FOREIGN WITHHOLDING TAXES. Certain Funds (through their investment in the Underlying Funds) are permitted to invest in foreign securities as described above. Accordingly, a Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.


      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by an Underlying Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed to an Underlying Fund, and in turn to you, are taxable to you as ordinary income, and any losses reduce an Underlying Fund's ordinary income otherwise available for distribution to a Fund, and, in turn, to you. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund and, in turn, to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

         PFIC SECURITIES. A Fund (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if an Underlying Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in the year prior to the sale) on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Underlying Fund to its shareholders. Additional charges in the nature of interest may be imposed on an Underlying Fund in respect of deferred taxes arising from such distributions or gains. Any such taxes or interest charges could in turn reduce a Portfolio's distributions paid to you.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         A Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to distribute a Portfolio's net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, a Fund must meet certain asset diversification, income and distribution specific requirements, including:

         (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS

      To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. A Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

         Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Nationwide Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

         SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

         DEFERRAL OF BASIS - CLASS A SHARES ONLY. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

          IF:
          [ ] In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
          [ ] You sell some or all of your original shares within 90 days of their purchase, and
          [ ] You reinvest the sales proceeds in the Fund or in another Nationwide Fund, and the sales charge that would otherwise apply is reduced or eliminated;

          THEN:
          In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. To the extent a Fund invests indirectly in these U.S. government obligations by investing in an Underlying Fund that holds these obligations, dividends derived from interest on these obligations is unlikely to be exempt from state and local income tax. The income on investments by a Fund or an Underlying Fund in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

         For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on a Underlying Fund's investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.

         Both an Underlying Fund and the investor (as well as a Fund with respect to the shares of an Underlying Fund) must meet certain holding period requirements to qualify Portfolio dividends for this treatment. Specifically, an Underlying Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.

When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

         While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

         After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received, directly and indirectly from the Underlying Funds in which the Fund invests from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund (or the Underlying Fund) if the Fund was a regular corporation.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that an Underlying Fund or a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Underlying Fund or Fund were debt-financed or held by the Underlying Fund or a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. . Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES

         The Underlying Funds in which the Funds invest may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income by an Underlying Fund, and, in turn, a Fund (possibly causing an Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer an Underlying Fund's ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed by an Underlying Fund to a Fund and, in turn, to you.

         DERIVATIVES. Certain of the Underlying Funds are permitted to invest in a options, futures contracts, options on futures contracts, stock index options and forward currency contracts to hedge the Funds' portfolio or for any other permissible purposes consistent with that Fund's investment objective. If an Underlying Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Underlying Funds also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         CONSTRUCTIVE SALES. An Underlying Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

         TAX STRADDLES. An Underlying Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If an Underlying Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Underlying Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         SHORT SALES AND SECURITIES LENDING TRANSACTIONS. An Underlying Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, an Underlying Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

         CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

         SECURITIES PURCHASED AT DISCOUNT. Certain of the Underlying Funds are permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, an Underlying Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

         CREDIT DEFAULT SWAP AGREEMENTS. An Underlying Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while an Underlying Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for an Underlying Fund to qualify as a regulated investment company may limit the extent to which the Underlying Fund will be able to engage in credit default swap agreements.

          INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). Real estate investment trusts ("REITs") in which an Underlying Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, an Underlying Fund may make direct investments in REMIC residual interests. The portion of an Underlying Fund's and a Portfolio's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Underlying Fund and the Portfolio to its shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

          Under these rules, an Underlying Fund, as well as the Portfolios, will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). To the extent that Portfolio shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Portfolio's excess inclusion income allocable to Portfolio shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Portfolios expect that disqualified organizations own their shares. Because this tax is imposed at the Underlying Fund and Portfolio level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Underlying Fund's and a Portfolio's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Underlying Funds and Portfolios are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

          In addition, with respect to Portfolio shareholders who are not nominees, for Portfolio taxable years beginning on or after January 1, 2007, a Portfolio must report excess inclusion income to shareholders in two cases:

         o If the excess inclusion income received by a Portfolio from all sources exceeds 1% of the Portfolio 's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

         o If a Portfolio receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Portfolio 's taxable year exceeded 3% of the REIT's total dividends, the Portfolio must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

          Under these rules, the taxable income of any Portfolio shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as UBTI under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from a Portfolio. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Portfolio's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Portfolio's income may be considered excess inclusion income.

          Compliance with these requirements will require an Underlying Fund and the Portfolio to obtain significant cooperation from the REITs in which it invests.

         INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. The Underlying Funds may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by an Underlying Fund, it could affect the timing or character of income recognized by an Underlying Fund, requiring the Underlying Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

          By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o    certify that this number is correct,
         o    certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

         A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

NON-U.S. INVESTORS

         Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source
(1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund, or an Underlying Fund, as the case may be, is a 10-percent shareholder or is contingent interest, and
(4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

         SUNSET DATE FOR SHORT-TERM CAPITAL GAIN DIVIDENDS AND INTEREST-RELATED DIVIDENDS. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

         INVESTMENT IN PLACECOUNTRY-REGIONU.S. REAL PROPERTY. An Underlying Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest (USRPI) by a REIT in which the Underlying Fund invests may trigger special tax consequences to the Underlying Fund's non-U.S. shareholders.

         The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Underlying Funds and Funds, from a REIT as follows:

         o The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-US person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations; and
         o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
         o If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
         o In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

         Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

         OTHER. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to placecountry-regionU.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

         U.S TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

         THIS DISCUSSION OF "ADDITIONAL GENERAL TAX INFORMATION" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.


                               MAJOR SHAREHOLDERS

         As of February 22, 2008, the Trustees and Officers, as a group, owned 32.75% of the Class A shares of Nationwide Destination 2015 Fund and 21.01% of the Class A shares of Nationwide Destination 2050 Fund.


      As of February 20, 2008, the following shareholders held five percent or greater of the shares of a class of a Fund:

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2010 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  11,548.208              76.18%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
PAUL E WAGNER                                                                          2,830.612              18.67%
ROLLOVER IRA
1492 ALTON RD
LAWRENCEBURG KY 40342-9495
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2010 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.272             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2010 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  42,162.839              99.76%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2010 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  68,690.777              99.85%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE 2010 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      101,109.312              91.73%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   9,119.718               8.27%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE 2010 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.502             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2015 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
PAULA H J CHOLMONDELEY                                                                 3,911.785              32.76%
PAULA H J CHOLMONDELEY REVOCABLE TRST
DTD 03/08/1999
PO BOX 490
BROOKLINE MA 02446
------------------------------------------------------------------------ ------------------------ -------------------
RICHARD GERARD GUEMPEL                                                                 2,270.552              19.01%
ROTH IRA
15207 E ASPEN DR
FOUNTAIN HLS AZ 85268-1319
------------------------------------------------------------------------ ------------------------ -------------------
LESLIE A GUEMPEL                                                                       2,156.887              18.06%
ROTH IRA
15207 E ASPEN DR
FOUNTAIN HLS AZ 85268-1319
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP                                                    1,520.556              12.73%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP                                                      732.612               6.14%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
JANICE L PITTS                                                                           624.916               5.23%
ROTH IRA
3676 CLUB HOUSE DR NE
CONOVER NC 28613-9471
------------------------------------------------------------------------ ------------------------ -------------------
STEVEN M PITTS                                                                           622.830               5.22%
ROTH IRA
3676 CLUB HOUSE DR NE
CONOVER NC 28613-9471
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------


NATIONWIDE DESTINATION 2015 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
CINDY FASTOW                                                                             224.935              69.00%
TOD
3216 STOCKTON PL
HOLLAND PA 18966
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.075              31.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2015 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  25,539.837              99.61%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2015 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 140,689.677              99.93%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2015 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      100,808.130              79.08%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  26,664.241              20.92%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2015 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.201             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2020 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 117,722.245              95.95%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2020 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          100.967             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2020 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  67,218.705              99.85%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2020 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 134,709.414              99.92%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2020 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      100,804.310              90.25%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  10,895.059               9.75%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2020 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.197             100.00%
SEED ACCOUNT
ATTN DANIEL BRZENZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2025 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  15,362.127              65.88%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   4,107.084              17.61%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
THOMAS R HICKEY                                                                        1,957.977               8.40%
SHARON STRITE
JTWROS
602 JEFFREY LN
WAYNE PA 19087
------------------------------------------------------------------------ ------------------------ -------------------
REYNALDO S COLINDRES                                                                   1,249.173               5.36%
ROTH IRA
2408 DELTA BRIDGE DR
PEARLAND TX 77584
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2025 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
PAUL S NOBORIKAWA                                                                        519.211              33.77%
ROTH IRA PO BOX 6218
KANEOHE HI 96744
------------------------------------------------------------------------ ------------------------ -------------------
KEITH K HAYASHI                                                                          509.684              33.15%
IRA
98-1093 MILIA STREET
MILILANI HI 96789
------------------------------------------------------------------------ ------------------------ -------------------
LYNDA R HAYASHI                                                                          407.747               26.52
IRA
98-1093 MILIA STREET
MILILANI HI 96789
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          100.911               6.56%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2025 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  81,914.759              99.88%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2025 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 325,860.448              99.97%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2025 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      100,747.064              71.75%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  39,660.955              28.25%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2025 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.138             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2030 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 111,405.614              97.79%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2030 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
DEBRA C NOBORIKAWA                                                                       419.287              80.60%
IRA
PO BOX 6218
KANEOHE HI 96744
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          100.912              19.40%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2030 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   3,992.023              97.53%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2030 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 244,413.710              99.96%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2030 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      100,748.270              84.69%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  18,206.910              15.31%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------

NATIONWIDE DESTINATION 2030 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.140             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2035 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
KATHY MICHELLE CLEVENGER                                                               3,964.796              27.79%
ROLLOVER IRA
3629 MCDERMOT CT
COLUMBUS OH 43228-7074
------------------------------------------------------------------------ ------------------------ -------------------
RICHARD P ALEGRIA                                                                      2,772.534              19.43%
ROLLOVER IRA
17419 GERRITT AVE
CERRITOS CA 90703
------------------------------------------------------------------------ ------------------------ -------------------
MICHELE LYNN MARCUS                                                                    2,644.761              18.53%
630 N 66TH ST
HARRISBURG PA 17111-4507
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,513.181              10.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
CARY A KANOY                                                                           1,261.622               8.84%
ROTH IRA
2551 KANOY RD
C/O WALTER P KANOY
THOMASVILLE NC 27360
------------------------------------------------------------------------ ------------------------ -------------------
DANA K HOLLIDAY                                                                        1,259.908               8.83%
ROTH IRA
2409 KANOY RD
THOMASVILLE NC 27360
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2035 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
CHRISTY H DEMPSEY                                                                        557.593              48.18%
ROLLOVER IRA
320 GANNAWAY LN
MUNFORD AL 36268-5537
------------------------------------------------------------------------ ------------------------ -------------------
SUE H KANOY                                                                              498.008              43.03%
ROTH IRA
1026 HASTY SCHOOL RD
THOMASVILLE NC 27360
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.704               8.79%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2035 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   3,617.521              97.27%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2035 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                 192,102.742              99.95%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2035 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      101,289.793              77.75%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  28,979.050              22.25%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2035 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.684             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2040 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  35,386.030              98.02%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2040 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.397             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2040 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   1,274.900              92.63%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.397               7.37%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2040 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  78,722.920              99.87%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2040 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      101,230.996              86.27%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  16,115.283              13.73%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2040 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.625             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2045 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
ROBERT C ANDERSON                                                                        417.973              32.03%
IRA
18 W RUSSELL ST
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
ASHLEY E ANDERSON                                                                        417.973              32.03%
IRA
18 W RUSSELL ST
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                     200.557              15.37%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NORMAN E BOONE                                                                           106.698               8.18%
ROTH IRA
12415 WOLBERT WAY
KINGSVILLE MD 21087
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.230               7.76%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2045 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.038             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2045 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.038              73.36%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      36.694              26.64%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2045 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  22,617.751              99.55%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2045 INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      100,872.538              97.03%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2045 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.266             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2050 FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                   9,201.803              61.39%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
BARBARA I JACOBS                                                                       3,172.546              21.16%
TOD
5 GENERAL WATERBURY LN
STAMFORD CT 06902
------------------------------------------------------------------------ ------------------------ -------------------
JOSEPH W HOLLIDAY                                                                      1,256.734               8.38%
ROTH IRA
2551 KANOY RD
C/O WALTER PHILLIP KANOY
THOMASVILLE NC 27360
------------------------------------------------------------------------ ------------------------ -------------------
ADAM S HOLLIDAY                                                                        1,256.734               8.38%
ROTH IRA
2551 KANOY RD
C/O WALTER PHILLIP KANOY
THOMASVILLE NC 27360
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2050 FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.896             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2050 FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.896              55.97%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                      80.151              44.03%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2050 FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  25,486.698              99.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2050 FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      101,727.269              98.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE DESTINATION 2050 FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          102.125             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE RETIREMENT INCOME FUND CLASS A
------------------------------------------------------------------------ ------------------------ -------------------
MARY J SHORT                                                                             563.991              47.10%
IRA
450 ALLEN ST
YELLOW SPRINGS OH 45387
------------------------------------------------------------------------ ------------------------ -------------------
WILLIAM C SHORT                                                                          532.235              44.45%
IRA
450 ALLEN ST
YELLOW SPRINGS OH 45387
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.255               8.46%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE RETIREMENT INCOME FUND CLASS C
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.142             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE RETIREMENT INCOME FUND CLASS R1
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.142             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE RETIREMENT INCOME FUND CLASS R2
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE INVESTMENT SERVICES CORP.                                                  26,554.015              99.62%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
------------------------------------------------------------------------ ------------------------ -------------------
NATIONWIDE RETIREMENT INCOME FUND INSTITUTIONAL CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                      100,979.838             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------

------------------------------------------------------------------------ ------------------------ -------------------
NAME AND ADDRESS OF SHAREHOLDER                                          NUMBER OF SHARES         PERCENT OF CLASS
                                                                         BENEFICIALLY OWNED       HELD BY THE
                                                                                                  SHAREHOLDER
------------------------------------------------------------------------ ------------------------ -------------------
 NATIONWIDE RETIREMENT INCOME FUND INSTITUTIONAL SERVICE CLASS
------------------------------------------------------------------------ ------------------------ -------------------
NWD INVESTMENTS                                                                          101.372             100.00%
SEED ACCOUNT
ATTN DANIEL BRZEZINSKI
1200 RIVER RD SUITE 1000
CONSHOHOCKEN PA 19428-2436
------------------------------------------------------------------------ ------------------------ -------------------

         To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at PlaceNameOne PlaceNameNationwide PlaceTypePlaza, CityColumbus, StateOhio PostalCode43215 and Nationwide Life Insurance Company of placecountry-regionAmerica ("NLICA"), located at PostalCodeStreet1000 Chesterbrook Boulevard, PostalCodeBerwyn, PostalCodePennsylvania PostalCode19312, are wholly-owned by Nationwide Financial Services, Inc. ("NFS"). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly-owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

                              FINANCIAL STATEMENTS

            The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2007 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.   Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's, description of state and municipal note ratings:

MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

                            FITCH, INC. BOND RATINGS

Fitch, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered investment grade and representing a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicating that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C     Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

DDD, DD and D     Bonds are in default. Such bonds are not meeting current
                  obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1               This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2               This designation denotes high quality. Margins of
                           protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3               This designation denotes favorable quality. All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4               This designation denotes adequate quality. Protection
                           commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                   APPENDIX B

                            NATIONWIDE FUND ADVISORS

                                   SUMMARY OF
                             PROXY VOTING GUIDELINES

GENERAL

         The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the "Funds") has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

         Nationwide Fund Advisors ("NFA" or the "Adviser"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as "Clients").

         Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the "Proxy Voting Guidelines") to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

         The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

         The proxy voting records of the Funds are available to shareholders on the Trust's website, www.nationwidefunds.com, and the SEC's website.

HOW PROXIES ARE VOTED

         NFA has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of NFA personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

         Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

         NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

         The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA's affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, THROUGH ISS, SHALL ATTEMPT TO PROCESS EVERY VOTE FOR ALL DOMESTIC AND FOREIGN PROXIES THAT THEY RECEIVE; HOWEVER, THERE MAY BE CASES IN WHICH NFA WILL NOT PROCESS A PROXY BECAUSE IT IS IMPRACTICAL OR TOO EXPENSIVE TO DO SO. FOR EXAMPLE, NFA WILL NOT PROCESS A PROXY IN CONNECTION WITH A FOREIGN SECURITY IF THE COST OF VOTING A FOREIGN PROXY OUTWEIGHS THE BENEFIT OF VOTING THE FOREIGN PROXY, WHEN NFA HAS NOT BEEN GIVEN ENOUGH TIME TO PROCESS THE VOTE, OR WHEN A SELL ORDER FOR THE FOREIGN SECURITY IS OUTSTANDING AND PROXY VOTING WOULD IMPEDE THE SALE OF THE FOREIGN SECURITY. ALSO, NFA GENERALLY WILL NOT SEEK TO RECALL THE SECURITIES ON LOAN FOR THE PURPOSE OF VOTING THE SECURITIES.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

FOR ANY FUND, OR PORTION OF A FUND THAT IS DIRECTLY MANAGED BY A SUB-ADVISER, THE TRUSTEES OF THE FUND AND NFA HAVE DELEGATED PROXY VOTING AUTHORITY TO THAT SUB-ADVISER. EACH SUB-ADVISER HAS PROVIDED ITS PROXY VOTING POLICIES TO THE BOARD OF TRUSTEES OF THE FUND AND NFA FOR THEIR RESPECTIVE REVIEW AND THESE PROXY VOTING POLICIES ARE DESCRIBED BELOW. EACH SUB-ADVISER IS REQUIRED (1) TO REPRESENT QUARTERLY TO NFA THAT ALL PROXIES OF THE FUND(S) ADVISED BY THE SUB-ADVISER WERE VOTED IN ACCORDANCE WITH THE SUB-ADVISER'S PROXY VOTING POLICIES AS PROVIDED TO NFA AND (2) TO CONFIRM THAT THERE HAVE BEEN NO MATERIAL CHANGES TO THE SUB-ADVISER'S PROXY VOTING POLICIES.

2008 ISS PROXY VOTING GUIDELINES SUMMARY


The following is a concise summary of the proxy voting policy guidelines for 2008.

1.       AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

         o    Tenure of the audit firm

         o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

         o    Length of the rotation period advocated in the proposal

         o    Significant audit-related issues

         o    Number of audit committee meetings held each year

         o    Number of financial experts serving on the committee

2.       BOARD OF DIRECTORS


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

         o Insiders and affiliated outsiders on boards that are not at least majority independent

         o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

         o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

         o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

         o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless there are compelling reasons to recommend against the proposal such as the company has a strong countervailing governance structure, including a lead director, public disclosure of comparison of duties of lead director and chairman; public disclosure of explanation why company chooses not to give the position of chairman to the independent lead director and instead combine the chairman and CEO positions, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers nor have any problematic governance issue

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.       SHAREHOLDER RIGHTS


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote FOR proposals to restore or permit cumulative voting unless the company meets specific criteria.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), background to the proxy contest, stock ownership positions, likelihood that the proposed goals and objectives can be achieved and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification or redeem it unless the company has a shareholder approved poison pill in place or the company has adopted a policy concerning the adoption of a pill in the future. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the valuation, market reaction, conflicts of interest, governance, strategic rationale, and the negotiations and process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefit, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders;

         o It is not designed to preserve the voting power of an insider or significant shareholder.

9.       EXECUTIVE AND DIRECTOR COMPENSATION

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost in unreasonable (exceeds the allowable cap). Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

         o The plan expressly permits repricing of underwater options without shareholder approval; or

         o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or

         o The company's most recent three-year burn rate is excessive and is an outlier within its peer group.

         o    The plan is a vehicle for poor pay practices.

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate plus one standard deviation over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

         o Stock ownership guidelines (a minimum of three times the annual cash retainer)

         o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

         o    Balanced mix between cash and equity

         o Non-employee directors should not receive retirement benefits/perquisites

         o Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS


Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o    Historic trading patterns

         o    Rationale for the repricing

         o    Value-for-value exchange

         o    Option vesting

         o    Term of the option

         o    Exercise price

         o    Participation

         o    Treatment of surrendered options

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

         o    Purchase price is at least 85 percent of fair market value

         o    Offering period is 27 months or less, and

         o    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

         o    Broad-based participation

         o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

         o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

         o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

         o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

         o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including animal rights, consumer issues, climate change and environment, general corporate issues, international issues, labor issues, human rights, diversity, and sustainability.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


Vote:

         o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

         o AGAINST resolutions asking that restaurants and food retail companies adopt voluntary labeling of genetically engineered (GE) ingredients or asking them to label until a phase out of such GE ingredients has been completed.

         o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations.

                                   APPENDIX C

                                PORTFOLIO MANAGER


INVESTMENTS IN THE FUND

NAME OF PORTFOLIO MANAGER                FUND NAME                              DOLLAR RANGE OF INVESTMENTS IN THE
-------------------------                ---------                              ----------------------------------
                                                                                FUND AS OF OCTOBER 31, 2007
                                                                                ---------------------------
Thomas R. Hickey, Jr.                    Nationwide Destination 2010 Fund       None
                                         Nationwide Destination 2015 Fund
                                         Nationwide Destination 2020 Fund
                                         Nationwide Destination 2025 Fund
                                         Nationwide Destination 2030 Fund
                                         Nationwide Destination 2035 Fund
                                         Nationwide Destination 2040 Fund
                                         Nationwide Destination 2045 Fund
                                         Nationwide Destination 2050 Fund
                                         Nationwide Retirement Income Fund

DESCRIPTION OF COMPENSATION STRUCTURE

NATIONWIDE FUND ADVISORS ("NFA"):

NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of NFA or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. NFA uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less significant in annual compensation determinations are subjective factors as identified by NFA's Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related NFA entity that typically vest over time and are designed to create incentives to retain key talent and, they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Insurance Company ("Nationwide"), NFA's ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Nationwide employees.


OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.

------------------------------------------------- -------------------------------------------------------------------
                                                  NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND TOTAL
NAME OF PORTFOLIO MANAGER                         ASSETS BY CATEGORY AS OF OCTOBER 31, 2007
------------------------------------------------- -------------------------------------------------------------------
Thomas R. Hickey, Jr.                             Mutual Funds: 20 accounts, $8,437,914,714.35 total assets
                                                  Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                                                  Other Accounts: 0 accounts, $0 total assets
                                                  Accounts for which the advisory fee is based on performance:  0 accounts, $0 in assets.
------------------------------------------------- -------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

NATIONWIDE FUND ADVISORS ("NFA"):

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NFA based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Amended and Restated Agreement and Declaration of Trust of the Trust, amended and restated as of October 28, 2004, previously filed with the Trust's registration statement on December 30, 2004, is hereby incorporated by reference.

         (1) Amending Resolutions dated September 30, 2004 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2005, are hereby incorporated by reference.

         (2) Amending Resolutions dated December 2, 2004 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2005, are hereby incorporated by reference.

         (3) Amending Resolutions dated January 12, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 28, 2006, are hereby incorporated by reference.

         (4) Amending Resolutions dated June 14, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on July 7, 2006, are hereby incorporated by reference.

         (5) Amending Resolutions dated September 13, 2006 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on September 26, 2006, are hereby incorporated by reference.

         (6) Amending Resolutions dated June 12, 2007 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on October 5, 2007, are hereby incorporated by reference.

         (7) Amending Resolutions dated September 13, 2007 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on October 5, 2007, are hereby incorporated by reference.


         (8) Amending Resolutions dated November 9, 2007 to the Agreement and Declaration of Trust, previously filed with the Trust's registration statement on February 26, 2008, are hereby incorporated by reference.


(b) Amended and Restated By-laws of the Trust, amended and restated as of October 28, 2004, previously filed with the Trust's registration statement on December 30, 2004, are hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles III, V, and VI of the Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Exhibit (a) hereto, define rights of holders of shares.

(d)      Investment Advisory Agreements

         (1) Investment Advisory Agreement dated May 1, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (a) Form of Exhibit A, amended December 3, 2007, to the Investment Advisory Agreement dated August 28, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) Investment Advisory Agreement dated August 28, 2007 pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

         (3)      Subadvisory Agreements

                  (a) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC for Nationwide S&P 500 Index, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index and Nationwide Bond Index Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (b) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Gartmore Global Partners for the Nationwide China Opportunities, Nationwide Emerging Markets, Nationwide International Growth, Nationwide Worldwide Leaders, and Nationwide Global Utilities Funds, effective May 1, 2007, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.


                  (c) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Morley Capital Management, Inc., for the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund, effective September 1, 2007, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

                  (d) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and NorthPointe Capital LLC, for the Nationwide Large Cap Value Fund, Nationwide Value Opportunities Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund, and NorthPointe Small Cap Growth Fund, effective October 1, 2007, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

                  (e) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Aberdeen Asset Management Inc., for the Nationwide Fund, Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund (formerly, Nationwide Global Health Sciences Fund), Nationwide Natural Resources Fund (formerly, Nationwide Global Natural Resources Fund), Nationwide Technology and Communications Fund (formerly, Nationwide Global Technology and Communications
                           Fund), Nationwide Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide Leaders Fund, Nationwide Market Neutral Fund, Nationwide Optimal Allocations
                           Fund: Defensive, Nationwide Optimal Allocations Fund:
                           Growth, Nationwide Optimal Allocations Fund:
                           Moderate, Nationwide Optimal Allocations Fund:
                           Moderate Growth, Nationwide Optimal Allocations Fund:
                           Specialty, Nationwide Small Cap Core Fund, Nationwide Small Cap Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Leaders Fund, Nationwide Small Cap Value Fund, Nationwide U.S. Growth Leaders Fund, and Nationwide U.S. Growth Leaders Long-Short Fund, effective October 1, 2007, previously filed with the Trust's registration statement on October 5, 2007, is hereby incorporated by reference.

                  (f) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and AllianceBernstein L.P., for the Nationwide International Value Fund, previously filed with the Trust's registration statement on December 17, 2007, is hereby incorporated by reference.

                  (g) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Diamond Hill Capital Management, Inc., for the Nationwide Value Fund is filed herewith as exhibit 23(d)(3)(g).

                  (h) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Dimensional Fund Advisors LP, for the Nationwide U.S. Small Cap Value Fund, previously filed with the Trust's registration statement on December 28, 2007, is hereby incorporated by reference.

                  (i) Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Security Investors, LLC, for the Nationwide Mid Cap Growth Leaders Fund is filed herewith as exhibit 23(d)(3)(i).


(e)      (1)      Underwriting Agreement dated May 1, 2007, between the Trust and Nationwide Fund Distributors LLC, previously filed with the Trust's registration statement on June 14, 2007, is hereby incorporated by reference.

                  (a) Form of Schedule A to the Underwriting Agreement between Nationwide Fund Distributors LLC and the Trust, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.


         (2) Model Dealer Agreement, effective January 2008 is filed herewith as exhibit 23(e)(2).


(f)      Not applicable.

(g)      Custodian Agreement

         (1) Custody Agreement dated April 4, 2003, Fund List amended as of December 29, 2004, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's registration statement on February 28, 2005, is hereby incorporated by reference.

                  (a) Fund List to Global Custody Agreement between JPMorgan Chase Bank and the Trust, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (3) Cash Trade Execution Rider dated April 4, 2003, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

         (4) Special Custody Account Agreement dated as of September 28, 2006, among Citigroup Global Markets Inc., Gartmore Hedged Core Equity (now known as Nationwide Hedged Core Equity) and Gartmore Market Neutral (now known as Nationwide Market Neutral) Funds, and JPMorgan Chase Bank, previously filed with the Trust's registration statement on December 14, 2006, is hereby incorporated by reference.

         (5) Institutional Client Agreement dated September 28, 2006, between Citigroup Global Markets Inc. and Gartmore Hedged Core Equity (now known as Nationwide Hedged Core Equity) and

                  Gartmore Market Neutral (now known as Nationwide Market Neutral) Funds, previously filed with the Trust's registration statement on December 14, 2006, is hereby incorporated by reference.

(h)      (1)      (a) Form of Fund Administration and Transfer Agency Agreement
                  between the Trust and Nationwide Fund Management LLC, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

         (2) (a) Administrative Services Plan effective May 1, 2007, amended December 3, 2007, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

                  (b) Form of Servicing Agreement to Administrative Services Plan ("Servicing Agreement"), effective January 2007, previously filed with the Trust's registration statement on February 28, 2007, is hereby incorporated by reference.

         (3) Form of Operational Servicing Agreement between Nationwide Fund Management LLC and Fund Provider(s), previously filed with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.


         (4) Expense Limitation Agreement between the Trust and Nationwide Fund Advisors relating to the Nationwide Mid Cap Growth, Nationwide Mid Cap Growth Leaders, Nationwide Money Market, Nationwide Small Cap Leaders, Nationwide China Opportunities, Nationwide Natural Resources Funds, each of the Nationwide Optimal Allocations Funds, Nationwide Emerging Markets, Nationwide International Growth, Nationwide Worldwide Leaders, Nationwide Global Financial Services, Nationwide Global Utilities, Nationwide Hedged Core Equity, Nationwide Small Cap Growth Opportunities, Nationwide Small Cap Value, Nationwide Small Cap Core, Nationwide Market Neutral, Nationwide U.S. Growth Leaders Long-Short, Nationwide Short Duration Bond, Nationwide Enhanced Income, NorthPointe Small Cap Growth, Nationwide U.S. Small Cap Value, Nationwide International Value, Nationwide Value, Nationwide Large Cap Value, Nationwide Technology and Communications, Nationwide Health Sciences, NorthPointe Small Cap Value, Nationwide Value Opportunities, Nationwide U.S. Growth Leaders, Nationwide Leaders, Nationwide Micro Cap Equity, Nationwide S&P 500 Index, Nationwide Small Cap Index, Nationwide Mid Cap Market Index, Nationwide International Index, Nationwide Bond Index and each of the Nationwide Investor Destinations Funds effective May 1, 2007, and amended as of January 9, 2008 is filed herewith as exhibit 23(h)(4).

          (5) Fee Waiver Agreement between the Trust, on behalf of Nationwide U.S. Growth Leaders Long-Short Fund, and Nationwide Fund Advisors, effective February 28, 2007, is incorporated by reference.

         (6) Fee Waiver Agreement between the Trust, on behalf of the Nationwide Target Destination Funds, and Nationwide Fund Advisors, effective August 28, 2007, previously filed with the Trust's registration statement on August 27, 2007, is hereby incorporated by reference.

         (7) Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers, previously filed with the Trust's registration statement on February 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

         (8) Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust ("OBT") and the Trust, a Delaware statutory trust, dated February 28, 2005, assigning to the Trust

                  OBT's title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.

(i) Legal Opinion of Stradley Ronon Stevens & Young, LLP is filed herewith as exhibit 23(i).


(j) Consent of Independent Registered Public Accounting Firm is filed herewith as exhibit 23(j).

(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plan under Rule 12b-1, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

(n) Rule 18f-3 Plan, previously filed with the Trust's registration statement on December 13, 2007, is hereby incorporated by reference.

(o)      Not applicable.


(p)      (1)      Code of Ethics for the Gartmore Mutual Funds and Gartmore
                  Variable Insurance Trust (now known as the Trust and
                  Nationwide Variable Insurance Trust, respectively) dated June
                  12, 2007 is filed herewith as exhibit 23(p)(1).

         (2) Code of Ethics for Nationwide Fund Advisors dated May 18, 2007 is filed herewith as exhibit 23(p)(2).

         (3) Code of Ethics for NorthPointe Capital, LLC dated December 28, 2007 is filed herewith as exhibit 23(p)(3).

         (4) Advisory Employee Investment Transaction Policy for BlackRock Investment Management, LLC is filed herewith as exhibit 23(p)(4).

         (5) Code of Ethics for Morley Capital Management, Inc. dated May 18, 2007 is filed herewith as exhibit 23(p)(5).

         (6) Code of Ethics for Security Global Investors, LLC dated October 1, 2007 is filed herewith as exhibit 23(p)(6).

         (7) Code of Ethics for Aberdeen Asset Management, Inc. dated February 1, 2006 is filed herewith as exhibit 23(p)(7).

         (8) Code of Ethics for Dimensional Fund Advisors LP dated October 1, 2006 is filed herewith as exhibit 23(p)(8)

         (9) Code of Business Conduct and Ethics for AllianceBernstein L.P. dated January 2007 is filed herewith as exhibit 23(p)(9).

         (10) Code of Ethics for Diamond Hill Capital Management Inc. dated February 2008 is filed herewith as exhibit 23(p)(10).

         (11) Code of Ethics for Nationwide Fund Distributors LLC dated may 18, 2007 is filed herewith as exhibit 23(p)(11).

         (12) (a) Gartmore Global Partners Code of Ethics dated March 2004, previously filed with the Trust's registration statement on February 28, 2006, is hereby incorporated by reference.


                  (b) Gartmore Global Partners Personal Securities Trading Guidelines - Charlotte and New York dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

                  (c) Gartmore Global Partners Personal Securities Trading Guidelines - London and Tokyo dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.

                  (d) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000, previously filed with the Trust's registration statement on October 13, 2000, is hereby incorporated by reference.


(q)      (1)      Powers of Attorney with respect to the Trust for Charles E.
                  Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay
                  Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F.
                  Kridler, Michael D. McCarthy, Arden L. Shisler, and David C.
                  Wetmore, previously filed with the Trust's registration statement on February 26, 2008, are hereby incorporated by reference.

         (2) Powers of Attorney with respect to the Trust for Stephen T. Grugeon and Joseph Finelli, previously filed with the Trust's registration statement on February 26, 2008, are hereby incorporated by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

Article VII, Section 1 of the Amended and Restated Agreement and Declaration of Trust (the "Declaration") of the registrant provides that any person, company or other organization ("Person") who is or was a Trustee, officer, employee or other agent of the registrant or certain others serving at the request of the registrant as a trustee, director, officer, employee or other agent of another company or enterprise (each, an "Agent"), when acting in the Agent's capacity as such, shall be liable to the registrant and to any shareholder of the registrant solely for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else; and, subject to the foregoing, a Trustee shall not be liable for errors of judgment or mistakes of fact or law.

Article VII, Section 2 of the Declaration provides that the registrant shall indemnify, out of registrant Property, to the fullest extent permitted under applicable law, any Trustee or officer of the registrant who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration) by reason of the fact that such Person is or was a Trustee or officer of the registrant, against Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order or settlement shall not of itself create a presumption that such Person did not act in good faith or that such Person had reasonable cause to believe that such Person's conduct was unlawful. Notwithstanding any provision to the contrary contained in the Declaration, there is no right to indemnification for any liability arising by reason of the Disqualifying Conduct of the Trustee or officer of the registrant, and in accordance therewith, no indemnification shall be provided under the Declaration to a Trustee or officer of the registrant based on certain determinations or decisions specified under Section 2. Any indemnification under Article VII of the Declaration shall be made by the registrant if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of Disinterested Trustees (as defined in the Declaration) then in office, even though such number of Trustees shall be less than a quorum; a committee of such Trustees designated by majority vote of such Disinterested Trustees then in office even though such number of Trustees shall be less than a quorum; or by independent legal counsel in a written opinion. Nothing contained in Article VII shall affect any right to indemnification to which Persons may be entitled by contract, to the extent not inconsistent with applicable law, or otherwise under law.


The Trust has entered into indemnification agreements with each of the Trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify the indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(7) above.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) Nationwide Fund Advisors, the investment adviser to the Trust, also serves as investment adviser to Nationwide Variable Insurance Trust. Except as stated below, the Directors and Officers of Nationwide Fund Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:

                           Lee T. Cummings, Senior Vice President of Nationwide Fund Advisors, was Vice President of PrinterLink Communications Group, Inc. from January 2006 to October 2007. Prior thereto, he was Sales and Marketing Director at Liberty Ridge Capital, Inc. from 2004-2005.

                  Each of the following persons serves in the same or similar capacity with one or more affiliates of Nationwide Fund Advisors. The address for the persons listed below is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.


NAME AND ADDRESS              PRINCIPAL OCCUPATION                        POSITION WITH NFA            FUNDS
--------------------          ------------------------------------------  ------------------------     -------------------
Stephen T. Grugeon            President and Director of Nationwide        President and Director       President and Chief
                              Funds Group, which includes NFA,                                         Executive Officer
                              Nationwide Fund Management LLC and
                              Nationwide Fund Distributors LLC.

Eric E. Miller                Senior Vice President, General Counsel      Senior Vice President,       Secretary
                              and Assistant Secretary of Nationwide       General Counsel and
                              Funds Group; Secretary of the Trust.        Assistant Secretary

Lee T. Cummings               Senior Vice President of Nationwide Funds   Senior Vice President        Assistant Secretary
                              Group

Dorothy Sanders               Vice President and Chief Compliance         Vice President and Chief     Chief Compliance Officer
                              Officer of NFA.                             Compliance Officer

Robert W. Horner              Associate Vice President and Assistant      Associate Vice President     N/A
                              Secretary of Nationwide Mutual Insurance    and Secretary
                              Company.


Timothy G. Frommeyer          Senior Vice President and Director          Director                     N/A
                              Chief Financial Officer of

                              Nationwide Financial Services, Inc.

Mark R. Thresher              President and Chief Operating Officer of    Director                     N/A
                              Nationwide Financial Services, Inc.

         (b) Information for the Subadviser of the Nationwide Short Duration Bond Fund and Nationwide Enhanced Income Fund.

                  (1) Morley Capital Management, Inc. acts as subadviser to the funds listed above. The Directors and Officers of Morley Capital Management have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (c) Information for the Subadviser of the Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide Bond Index Fund and Nationwide International Index Fund.

                  (1) BlackRock Investment Management LLC, ("BlackRock") acts as subadviser to the funds listed above. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (d) Information for the Subadviser of the Nationwide Emerging Markets Fund, Nationwide International Growth Fund, Nationwide Worldwide Leaders, Nationwide Global Utilities Fund and Nationwide China Opportunities Fund.


                  (1) Gartmore Global Partners ("GGP") acts as subadviser to the funds listed above as well as advisor to certain other clients. Except as stated below, the Directors and Officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacity as a director or officer of affiliated entities:


                NAME AND POSITION                                                           POSITION WITH
             WITH INVESTMENT ADVISER               OTHER COMPANY                            OTHER COMPANY
         ----------------------------------  -------------------------         ---------------------------------------
         Phil Wagstaff                       New Star Investment Funds         Managing Director, UK Sales & Marketing
         Member of the Management Committee  Limited
                                             New Star (Multi-Currency
                                             Service) Limited

         (e) Information for the Subadviser of the Nationwide Value Opportunities Fund, Nationwide Large Cap Value Fund, Nationwide Mid Cap Growth Fund, Nationwide Micro Cap Equity Fund, Nationwide Small Cap Leaders Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund.

                  (1) NorthPointe Capital, LLC ("NorthPointe") acts as subadviser to the funds listed above and separate institutional investors. The Directors and Officers of NorthPointe have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (f) Information for the Subadviser of the Nationwide Mid Cap Growth Leaders Fund.

                  (1) Security Global Investors ("SGI") acts as subadviser to the fund listed above and is engaged in the provision of investment advisory and management services to mutual funds and private accounts. Except as stated below, the Directors and Officers of SGI have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of SGI or its affiliates:


                NAME AND POSITION                                                           POSITION WITH
             WITH INVESTMENT ADVISER               OTHER COMPANY                            OTHER COMPANY
         ----------------------------------  -------------------------         ---------------------------------------
          Richard M. Goldman, President          RM Goldman Partners, LLC                  Managing Member
                                                                                    (February 2006-February 2007)

                                                      Forstmann Leff            President and Chief Executive Officer
                                               (August 2003-November 2005)

         (g) Information for the Subadviser of the Nationwide U.S. Small Cap Value Fund.

                  (1) Dimensional Fund Advisors, LP acts as subadviser to the fund listed above. To the knowledge of the Registrant, the Directors and Officers of Dimensional Fund Advisors, LP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

         (h) Information for the Subadviser of the Nationwide International Value Fund.

                  (1) AllianceBernstein, L.P. acts as subadviser to the fund listed above. To the knowledge of the Registrant, the Directors and Officers of AllianceBernstein, L.P. have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.


         (i) Information for the Subadviser of the Nationwide Fund, Nationwide Global Financial Services Fund, Nationwide Health Sciences Fund, Nationwide Natural Resources Fund, Nationwide Technology and Communications Fund, Nationwide Growth Fund, Nationwide Hedged Core Equity Fund, Nationwide

                  Leaders Fund, Nationwide Market Neutral Fund, Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Growth, Nationwide Optimal Allocations Fund:
                  Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Specialty, Nationwide Small Cap Core Fund, Nationwide Small Cap Fund, Nationwide Small Cap Growth Opportunities Fund, Nationwide Small Cap Leaders Fund, Nationwide Small Cap Value Fund, Nationwide U.S. Growth Leaders Fund, and Nationwide U.S. Growth Leaders Long-Short Fund.

                  (1) Aberdeen Asset Management Inc. acts as subadviser to the funds listed above. To the knowledge of the Registrant, the Directors and Officers of Aberdeen Asset Management Inc. have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.


         (j)      Information for the Subadviser of the Nationwide Value Fund.

                  (1) Diamond Hill Capital Management, Inc. acts as subadviser to the Nationwide Value Fund. The Directors and Officers of Diamond Hill Capital Management, Inc. have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.


ITEM 27. PRINCIPAL UNDERWRITERS

(a) Nationwide Fund Distributors LLC, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Variable Insurance Trust.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of Nationwide Fund Distributors LLC. The address for the persons listed below, except where otherwise noted, is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

                                                                                 POSITION WITH
NAME:                                  POSITION WITH NFD:                        REGISTRANT:
--------------------                   ----------------------------------------  -------------------
Stephen T. Grugeon                     Director                                  President and Chief
                                                                                 Executive Officer

Michael C. Butler*                     President                                 Chief Distribution
                                                                                 Officer and Vice
                                                                                 President

Gordon Wright                          Chief Compliance Officer                  N/A

Eric E. Miller                         Senior Vice President, General Counsel,   Secretary
                                       and Assistant Secretary

Lee T. Cummings                        Senior Vice President                     Assistant Secretary

Lorraine A. McCamley                   Senior Vice President                     N/A

Kathy Richards*                        Secretary                                 N/A

Craig Stokarski                        Financial Operations Principal Treasurer  N/A

Robert A. Rosholt*                     Director                                  N/A

----------
* The address for Michael Butler, Kathy Richards and Robert A. Rosholt is One Nationwide Plaza, Columbus, Ohio 43215.

(c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

Nationwide Funds Group
1200 River Road, Suite 1000
Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Mutual Funds (a Delaware Statutory Trust) certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 95, 96 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 27th day of February, 2008.


                  NATIONWIDE MUTUAL FUNDS
                  BY: /S/ALLAN J. OSTER
                      -----------------------------------------------
                      Allan J. Oster, Attorney-In-Fact for Registrant


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 95, 96 TO THE REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 27TH DAY OF FEBRUARY, 2008.


SIGNATURE & TITLE

Principal Executive Officer

/S/ STEPHEN T. GRUGEON*
---------------------------------------------
Stephen T. Grugeon, President and
Chief Executive Officer

Principal Accounting and Financial Officer

/S/ JOSEPH FINELLI*
---------------------------------------------
Joseph Finelli, Treasurer and
Chief Financial Officer

/S/ CHARLES E. ALLEN*
---------------------------------------------
Charles E. Allen, Trustee

/S/ PAULA H.J. CHOLMONDELEY*
---------------------------------------------
Paula H.J. Cholmondeley, Trustee

/S/ C. BRENT DEVORE*
---------------------------------------------
C. Brent Devore, Trustee

/S/ PHYLLIS KAY DRYDEN*
---------------------------------------------
Phyllis Kay Dryden, Trustee

/S/ BARBARA L. HENNIGAR*
---------------------------------------------
Barbara L. Hennigar, Trustee

/S/ BARBARA I. JACOBS*
---------------------------------------------
Barbara I. Jacobs, Trustee

/S/ DOUGLAS F. KRIDLER*
 --------------------------------------------
Douglas F. Kridler, Trustee

/S/ MICHAEL D. MCCARTHY*
---------------------------------------------
Michael D. McCarthy, Trustee

/S/ ARDEN L. SHISLER*
---------------------------------------------
Arden L. Shisler, Trustee

/S/ DAVID C. WETMORE*
---------------------------------------------
David C. Wetmore, Trustee and Chairman

*BY: /S/ALLAN J. OSTER
     ----------------------------------------
     Allan J. Oster, Attorney-In-Fact

                                 EXHIBITS INDEX


--------------------------------------------------------------------------------------------- ------------------------
EXHIBITS                                                                                      EXHIBIT NO.
--------------------------------------------------------------------------------------------- ------------------------
Subadvisory Agreement among the Trust, Nationwide Fund Advisors ("NFA") and
Diamond Hill Capital Management, Inc.                                                         EX-23(d)(3)(g)
--------------------------------------------------------------------------------------------- ------------------------
Subadvisory Agreement among the Trust, NFA and Security Investors, LLC                        EX-23(d)(3)(i)
--------------------------------------------------------------------------------------------- ------------------------
Model Dealer Agreement                                                                        EX-23(e)(2)
--------------------------------------------------------------------------------------------- ------------------------
Expense Limitation Agreement between the Trust and NFA                                        EX-23(h)(4)
--------------------------------------------------------------------------------------------- ------------------------
Legal Opinion of Stradley Ronon Stevens & Young, LLP                                          EX-23(i)
--------------------------------------------------------------------------------------------- ------------------------
Consent of Independent Registered Public Accounting Firm                                      EX-23(j)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Nationwide Mutual Funds and Nationwide Variable Insurance Trust            EX-23(p)(1)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for NFA                                                                        EX-23(p)(2)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Northpointe Capital LLC                                                    EX-23(p)(3)
--------------------------------------------------------------------------------------------- ------------------------
Advisory Employee Investment Transaction Policy for BlackRock Investment Management, LLC      EX-23(p)(4)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Morley Capital Management, Inc.                                            EX-23(p)(5)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Security Global Investors LLC                                              EX-23(p)(6)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Aberdeen Asset Management, Inc.                                            EX-23(p)(7)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Dimensional Fund Advisors LP                                               EX-23(p)(8)
--------------------------------------------------------------------------------------------- ------------------------
Code of Business Conduct and Ethics for AllianceBerstein L.P.                                 EX-23(p)(9)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Diamond Hill Capital Management, Inc.                                      EX-23(p)(10)
--------------------------------------------------------------------------------------------- ------------------------
Code of Ethics for Nationwide Fund Distributors LLC                                           EX-23(p)(11)
--------------------------------------------------------------------------------------------- ------------------------